    As filed with the Securities and Exchange Commission on February 28, 2007
                          File Nos. 002-11387/811-00558

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                           Pre-Effective Amendment No. _____                 [ ]
                        Post-Effective Amendment No. 101                     [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]

                                  Amendment No. _____                        [X]

                       THE HARTFORD MUTUAL FUNDS II, INC.
               (Exact Name of Registrant as Specified in Charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (860) 843-9934

                          Edward P. Macdonald, Esquire
                   The Hartford Financial Services Group, Inc.
                          Life Law - Mutual Funds Unit
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

                                    Copy to:
                            John V. O'Hanlon, Esquire
                                   Dechert LLP
                        200 Clarendon Street, 27th Floor
                              Boston, MA 02116-5021

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on March 1, 2007 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (Date) pursuant to paragraph (a)(1) of Rule 485

[ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ]  on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE HARTFORD MUTUAL FUNDS

                             CLASS A, CLASS B AND CLASS C SHARES

                             PROSPECTUS

                             MARCH 1, 2007



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND                   THE HARTFORD ADVISERS FUND
EXCHANGE COMMISSION HAS NOT APPROVED OR                        THE HARTFORD BALANCED INCOME FUND
DISAPPROVED THESE SECURITIES OR PASSED UPON THE                THE HARTFORD CAPITAL APPRECIATION FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION                THE HARTFORD CAPITAL APPRECIATION II FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.                         THE HARTFORD DISCIPLINED EQUITY FUND
                                                               THE HARTFORD DIVIDEND AND GROWTH FUND
                                                               THE HARTFORD EQUITY INCOME FUND
                                                               THE HARTFORD FLOATING RATE FUND
                                                               THE HARTFORD FOCUS FUND
                                                               THE HARTFORD GLOBAL COMMUNICATIONS FUND
                                                               THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                                                               THE HARTFORD GLOBAL HEALTH FUND
                                                               THE HARTFORD GLOBAL LEADERS FUND
                                                               THE HARTFORD GLOBAL TECHNOLOGY FUND
                                                               THE HARTFORD GROWTH FUND
                                                               THE HARTFORD GROWTH OPPORTUNITIES FUND
                                                               THE HARTFORD HIGH YIELD FUND
                                                               THE HARTFORD INCOME FUND
                                                               THE HARTFORD INFLATION PLUS FUND
                                                               THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                                                               THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                                                               THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                                                               THE HARTFORD LARGECAP GROWTH FUND
                                                               THE HARTFORD MIDCAP FUND
                                                               THE HARTFORD MIDCAP GROWTH FUND
                                                               THE HARTFORD MIDCAP VALUE FUND
                                                               THE HARTFORD MONEY MARKET FUND
                                                               THE HARTFORD SELECT MIDCAP GROWTH FUND
                                                               THE HARTFORD SELECT MIDCAP VALUE FUND
                                                               THE HARTFORD SELECT SMALLCAP VALUE FUND
                                                               THE HARTFORD SHORT DURATION FUND
                                                               THE HARTFORD SMALL COMPANY FUND
                                                               THE HARTFORD SMALLCAP GROWTH FUND
                                                               THE HARTFORD STOCK FUND
                                                               THE HARTFORD TAX-FREE CALIFORNIA FUND
                                                               THE HARTFORD TAX-FREE MINNESOTA FUND
                                                               THE HARTFORD TAX-FREE NATIONAL FUND
                                                               THE HARTFORD TAX-FREE NEW YORK FUND
                                                               THE HARTFORD TOTAL RETURN BOND FUND
                                                               THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                                                               THE HARTFORD VALUE FUND
                                                               THE HARTFORD VALUE OPPORTUNITIES FUND
                                                               THE HARTFORD EQUITY GROWTH ALLOCATION FUND
                                                               (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)
                                                               THE HARTFORD GROWTH ALLOCATION FUND
                                                               THE HARTFORD BALANCED ALLOCATION FUND
                                                               THE HARTFORD CONSERVATIVE ALLOCATION FUND
                                                               THE HARTFORD INCOME ALLOCATION FUND
                                                               THE HARTFORD RETIREMENT INCOME FUND
                                                               THE HARTFORD TARGET RETIREMENT 2010 FUND
                                                               THE HARTFORD TARGET RETIREMENT 2020 FUND
                                                               THE HARTFORD TARGET RETIREMENT 2030 FUND


                             THE HARTFORD MUTUAL FUNDS
                             P.O. BOX 64387
                             ST. PAUL, MN 55164-0387

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS
--------------------------------------------------------------------------------


Introduction                              Introduction                                                           3

A summary of each fund's                  The Hartford Advisers Fund                                             5
goals, principal strategies,              The Hartford Balanced Income Fund                                      9
main risks, performance and               The Hartford Capital Appreciation Fund                                11
expenses                                  The Hartford Capital Appreciation II Fund                             14
                                          The Hartford Disciplined Equity Fund                                  17
                                          The Hartford Dividend and Growth Fund                                 20
                                          The Hartford Equity Income Fund                                       23
                                          The Hartford Floating Rate Fund                                       26
                                          The Hartford Focus Fund                                               30
                                          The Hartford Global Communications Fund                               33
                                          The Hartford Global Financial Services Fund                           37
                                          The Hartford Global Health Fund                                       41
                                          The Hartford Global Leaders Fund                                      45
                                          The Hartford Global Technology Fund                                   48
                                          The Hartford Growth Fund                                              52
                                          The Hartford Growth Opportunities Fund                                55
                                          The Hartford High Yield Fund                                          58
                                          The Hartford Income Fund                                              62
                                          The Hartford Inflation Plus Fund                                      66
                                          The Hartford International Capital Appreciation Fund                  70
                                          The Hartford International Opportunities Fund                         73
                                          The Hartford International Small Company Fund                         76
                                          The Hartford LargeCap Growth Fund                                     79
                                          The Hartford MidCap Fund                                              81
                                          The Hartford MidCap Growth Fund                                       84
                                          The Hartford MidCap Value Fund                                        86
                                          The Hartford Money Market Fund                                        89
                                          The Hartford Select MidCap Growth Fund                                92
                                          The Hartford Select MidCap Value Fund                                 95
                                          The Hartford Select SmallCap Value Fund                               98
                                          The Hartford Short Duration Fund                                     101
                                          The Hartford Small Company Fund                                      105
                                          The Hartford SmallCap Growth Fund                                    108
                                          The Hartford Stock Fund                                              113
                                          The Hartford Tax-Free California Fund                                116
                                          The Hartford Tax-Free Minnesota Fund                                 119
                                          The Hartford Tax-Free National Fund                                  123
                                          The Hartford Tax-Free New York Fund                                  127
                                          The Hartford Total Return Bond Fund                                  130
                                          The Hartford U.S. Government Securities Fund                         134
                                          The Hartford Value Fund                                              137
                                          The Hartford Value Opportunities Fund                                140
                                          The Hartford Equity Growth Allocation Fund (formerly The
                                          Hartford Aggressive Growth Allocation Fund)                          144
                                          The Hartford Growth Allocation Fund                                  149
                                          The Hartford Balanced Allocation Fund                                154
                                          The Hartford Conservative Allocation Fund                            160
                                          The Hartford Income Allocation Fund                                  165
                                          The Hartford Retirement Income Fund                                  170
                                          The Hartford Target Retirement 2010 Fund                             176
                                          The Hartford Target Retirement 2020 Fund                             182
                                          The Hartford Target Retirement 2030 Fund                             188


THE HARTFORD MUTUAL FUNDS                                                      1

Description of other                      Investment strategies and investment matters                         194
investment strategies and                 Terms used in this Prospectus                                        197
investment risks

Investment manager and                    Management of the funds                                              200
management fee information

Information on your account               About your account                                                   215
                                          Choosing a share class                                               215
                                          How sales charges are calculated                                     216
                                          Sales charge reductions and waivers                                  218
                                          Opening an account                                                   222
                                          Buying shares                                                        224
                                          Selling shares                                                       226
                                          Transaction policies                                                 228
                                          Dividends and account policies                                       231
                                          Additional investor services                                         233

Further information on the                Financial highlights                                                 235
funds
                                          Fund code, CUSIP number and symbol
                                          For more information                                          back cover


 2                                                     THE HARTFORD MUTUAL FUNDS

INTRODUCTION
--------------------------------------------------------------------------------


Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds, except the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, and Income Allocation Fund also offer Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.



Each of the funds, except for the Balanced Income Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Technology Fund, Income Fund, International Small Company Fund, LargeCap Growth Fund, MidCap Fund, MidCap Growth Fund, MidCap Value Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Value Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.



The Capital Appreciation Fund, Capital Appreciation II Fund, Dividend and Growth Fund, Equity Income Fund, Floating Rate Fund, Global Health Fund, Growth Fund, Growth Opportunities Fund, Inflation Plus Fund, International Capital Appreciation Fund, Small Company Fund, SmallCap Growth Fund, Total Return Bond Fund, Value Opportunities Fund, Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or similar agreement with the Funds, pursuant to a separate prospectus describing that class.



In addition, the Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund also offer Class L shares to certain qualified investors pursuant to a separate prospectus describing that class.


Each fund is a diversified fund except for the funds listed below. The following funds are non-diversified:

     -  Floating Rate Fund

     -  Focus Fund

     -  Global Communications Fund

     -  Global Financial Services Fund

     -  Global Health Fund

     -  Global Technology Fund

     -  Inflation Plus Fund

     -  Tax-Free California Fund

     -  Tax-Free New York

The following funds are referred to as the Hartford Fixed Income Funds:

     -  Floating Rate Fund

     -  High Yield Fund

     -  Income Fund

     -  Inflation Plus Fund

     -  Money Market Fund

     -  Short Duration Fund

     -  Tax-Free California Fund

     -  Tax-Free Minnesota Fund

     -  Tax-Free National Fund

     -  Tax-Free New York Fund

     -  Total Return Bond Fund

     -  U.S. Government Securities Fund

The following funds are referred to as the Asset Allocation Funds:

     -  Equity Growth Allocation Fund

     -  Growth Allocation Fund

     -  Balanced Allocation Fund

     -  Conservative Allocation Fund

     -  Income Allocation Fund

The following funds are referred to as the Target Retirement Funds:

     -  Retirement Income Fund

     -  Target Retirement 2010 Fund

     -  Target Retirement 2020 Fund

     -  Target Retirement 2030 Fund

The Asset Allocation Funds together with the Target Retirement Funds are referred to as "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and

THE HARTFORD MUTUAL FUNDS                                                      3

Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). With respect to the Asset Allocation Funds, HIFSCO administers the asset allocation program and provides the day-to-day portfolio management for each of these funds. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.

 4                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     -  equities,

     -  debt securities, and

     -  money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


In general, the fund seeks to invest in companies, in Wellington Management's opinion, that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion.


The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk

THE HARTFORD MUTUAL FUNDS                                                      5

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

 6                                                     THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 30%
  20
  10
               23.30%   21.09%   12.08%   0.90%                      17.54%   3.43%    6.74%    10.16%
   0
 -10
                                                   -5.21%  -13.22%
 -20

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 12.39% (2nd quarter, 1997) and the lowest quarterly return was -9.66% (2nd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes                  4.11%    3.28%     6.52%
   Class A Return After Taxes on
   Distributions                                3.33%    2.68%     5.61%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        2.75%    2.44%     5.15%
   Class B Return Before Taxes                  4.30%    3.34%     6.35%
   Class C Return Before Taxes(1)               8.38%    3.79%     6.39%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%     8.42%
   Lehman Brothers Government/Credit Bond
   Index (reflects no deduction for fees,
   expenses or taxes)                           3.78%    5.17%     6.26%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.


(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


THE HARTFORD MUTUAL FUNDS                                                      7

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A           CLASS B   CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%              None      None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)          5.00%     1.00%
   Exchange fees                                                None              None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.62%             0.62%     0.62%
   Distribution and service (12b-1) fees                       0.25%(3)          1.00%     1.00%
   Other expenses(4)                                           0.30%             0.34%     0.25%
   Total annual operating expenses(2)(4)                       1.17%(3)(5)       1.96%     1.87%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.57% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 1.12%, 1.91% and 1.82%, respectively.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class A shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.18%.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A   CLASS B   CLASS C
   Year 1                                      $  663    $  699    $  290
   Year 3                                      $  901    $  915    $  588
   Year 5                                      $1,158    $1,257    $1,011
   Year 10                                     $1,892    $2,081    $2,190


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A   CLASS B   CLASS C
   Year 1                                      $  663    $  199    $  190
   Year 3                                      $  901    $  615    $  588
   Year 5                                      $1,158    $1,057    $1,011
   Year 10                                     $1,892    $2,081    $2,190


 8                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD BALANCED INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Balanced Income Fund seeks to provide current income with growth of capital as a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in a mix of equity securities and fixed income investments. Under normal circumstances, the fund will target an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%. Allocation decisions within these bands are in the discretion of the fund's sub-adviser, Wellington Management Company and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.


The equity portion of the fund will invest primarily in common stocks with a history of above-average dividends or expectations of increasing dividends, which may include a broad range of market capitalizations generally above $2 billion. The fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities.

The fixed income portion of the fund will invest primarily in investment grade debt (securities rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). The fixed income portion of the fund will additionally invest in other fixed income sectors including non-investment grade debt (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or if unrated, securities deemed by Wellington Management to be of comparable quality) and emerging market debt. The fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund may invest up to 25% of the fixed income portion of the portfolio in non-U.S. denominated debt.

--------------------------------------------------------------------------------

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Equity securities of mid-sized or small companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized or small company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. Such equity securities may also pose greater liquidity risks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield-high risk bond prices can fall on bad news about the economy, an industry or a company.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

THE HARTFORD MUTUAL FUNDS                                                      9

                                               THE HARTFORD BALANCED INCOME FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The fund commenced operations on July 31, 2006. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A      CLASS B     CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%         None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)     5.00%       1.00%
   Exchange fees                                 None         None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.72%        0.72%       0.72%
   Distribution and service (12b-1) fees        0.25%(2)     1.00%       1.00%
   Other expenses(3)(4)                         0.61%        0.62%       0.67%
   Total annual operating expenses(3)(4)(5)     1.58%(2)     2.34%       2.39%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) Estimated for the current fiscal year.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.25%, 2.00% and 2.00%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A   CLASS B   CLASS C
   Year 1                                      $  702    $  737     $342
   Year 3                                      $1,021    $1,030     $745


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A   CLASS B   CLASS C
   Year 1                                      $  702    $  237    $  242
   Year 3                                      $1,021    $  730    $  745


 10                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     11

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 75%
  60
  45
  30
  15
               55.11%   3.26%    66.76%   8.35%                      40.40%   17.93%   15.10%   15.66%
   0
 -15
                                                   -6.74%  -22.86%
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 36.81% (4th quarter, 1999) and the lowest quarterly return was -21.94% (3rd quarter, 1998).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes                  9.30%    9.94%    15.79%
   Class A Return After Taxes on
   Distributions                                7.32%    9.22%    14.20%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        7.03%    8.45%    13.30%
   Class B Return Before Taxes                  9.72%   10.08%    15.61%
   Class C Return Before Taxes(1)              13.86%   10.47%    15.67%
   Russell 3000 Index (reflects no deduction
   for fees, expenses or taxes)                15.72%    7.16%     8.64%


INDICES: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.


(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


 12                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%         None         None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)     5.00%        1.00%
   Exchange fees                                                None         None         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.66%        0.66%        0.66%
   Distribution and service (12b-1) fees                       0.25%(2)     1.00%        1.00%
   Other expenses(3)                                           0.27%        0.31%        0.24%
   Total annual operating expenses(3)                          1.18%(2)(4)  1.97%        1.90%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.29%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A   CLASS B   CLASS C
   Year 1                                      $  664    $  700    $  293
   Year 3                                      $  904    $  918    $  597
   Year 5                                      $1,163    $1,262    $1,026
   Year 10                                     $1,903    $2,091    $2,222


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A   CLASS B   CLASS C
   Year 1                                      $  664    $  200    $  193
   Year 3                                      $  904    $  618    $  597
   Year 5                                      $1,163    $1,062    $1,026
   Year 10                                     $1,903    $2,091    $2,222


THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including emerging market securities.

The fund employs a multiple portfolio manager structure and is organized into several 'sleeves', each of which is managed according to a specific approach. The fund is organized as follows:

Growth Opportunities: Generally 25% - 35% of the total portfolio

The Growth Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Value Opportunities: Generally 25% - 35% of the total portfolio

The Value Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in common stocks covering a broad range of industries and market capitalizations. The strategy emphasizes securities that Wellington Management believes are undervalued and have the potential for appreciation.

Global Equities: Generally 15% - 25% of the total portfolio


The Global Equities strategy invests in companies around the globe that have been identified as possessing sustainable franchises that Wellington Management believes will allow them to earn excess returns through various economic cycles. The strategy emphasizes in-depth company research and valuation disciplines to identify securities for purchase.



Capital Appreciation: Generally 5% - 15% of the total portfolio


The Capital Appreciation strategy seeks growth of capital by identifying companies that have substantial near-term capital appreciation potential regardless of company size or industry.


Special Situations: Generally 5% - 15% of the total portfolio


The Special Situations approach combines "bottom-up" fundamental research and security selection with top-down sector weightings and industry analysis. Assets may be concentrated in specific industries, sectors, regions, and countries.

The percentage of the fund invested in each of these sleeves may change without approval of the shareholders of the fund.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 14                                                    THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 20%
  10                                    17.66%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 8.83% (4th quarter, 2006) and the lowest quarterly return was -1.75% (2nd quarter, 2006).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 04/29/05)
   Class A Return Before Taxes                 11.18%        18.08%
   Class A Return After Taxes on
   Distributions                               10.38%        17.25%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        7.34%        15.01%
   Class B Return Before Taxes                 11.70%        19.12%
   Class C Return Before Taxes                 15.87%        21.34%
   Russell 3000 Index (reflects no deduction
   for fees, expenses or taxes)                15.72%        16.08%



Index: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     15

                                       THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A   CLASS B   CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)  5.00%     1.00%
   Exchange fees                                                None      None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.99%     0.99%     0.99%
   Distribution and service (12b-1) fees                       0.25%(2)  1.00%     1.00%
   Other expenses(3)                                           0.42%     0.55%     0.38%
   Total annual operating expenses(3)(4)                       1.66%(2)  2.54%     2.37%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.60%, 2.35%, and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A   CLASS B   CLASS C
   Year 1                                      $  709    $  757    $  340
   Year 3                                      $1,045    $1,091    $  739
   Year 5                                      $1,403    $1,550    $1,265
   Year 10                                     $2,407    $2,660    $2,706


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A   CLASS B   CLASS C
   Year 1                                      $  709    $  257    $  240
   Year 3                                      $1,045    $  791    $  739
   Year 5                                      $1,403    $1,350    $1,265
   Year 10                                     $2,407    $2,660    $2,706


 16                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Disciplined Equity Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive value and momentum factors. Value factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     17

                                            THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 30%
  15
               20.80%                              28.36%   7.73%    6.07%    11.82%
   0
 -15
                        -6.49%   -8.50%  -25.11%
 -30

                1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 15.26% (4th quarter, 1999) and the lowest quarterly return was -16.60% 3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS    04/30/98)
   Class A Return Before Taxes                  5.67%    3.02%       3.76%
   Class A Return After Taxes on
   Distributions                                5.40%    2.91%       3.41%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        3.68%    2.52%       3.03%
   Class B Return Before Taxes                  6.13%    3.12%       3.70%
   Class C Return Before Taxes(1)              10.06%    3.49%       3.72%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%       8.42%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


 18                                                    THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B   CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None      None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%     1.00%
   Exchange fees                                 None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.80%      0.80%     0.80%
   Distribution and service (12b-1) fees        0.25%(2)   1.00%     1.00%
   Other expenses(3)                            0.35%      0.50%     0.30%
   Total annual operating expenses(3)(4)        1.40%(2)   2.30%     2.10%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A   CLASS B   CLASS C
   Year 1                                      $  685    $  733    $  313
   Year 3                                      $  969    $1,018    $  658
   Year 5                                      $1,274    $1,430    $1,129
   Year 10                                     $2,137    $2,410    $2,431


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A   CLASS B   CLASS C
   Year 1                                      $  685    $  233    $  213
   Year 3                                      $  969    $  718    $  658
   Year 5                                      $1,274    $1,230    $1,129
   Year 10                                     $2,137    $2,410    $2,431


THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies within the index ranged from approximately $1 billion to $447 billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 20                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 40%
  20
               30.99%   14.47%   4.57%    10.04%                     25.66%   12.01%   5.42%    19.56%
   0
 -20
                                                   -4.57%  -14.19%

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 15.85% (2nd quarter, 1997) and the lowest quarterly return was -18.33% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes                 12.99%    7.54%      9.00%
   Class A Return After Taxes on
   Distributions                               11.33%    6.75%      8.16%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        9.65%    6.20%      7.55%
   Class B Return Before Taxes                 13.57%    7.59%      8.80%
   Class C Return Before Taxes(1)              17.70%    8.02%      8.87%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%      8.42%
   Russell 1000 Value Index (reflects no
   deduction for fees, expenses or taxes)      22.25%   10.86%     11.00%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). You cannot invest directly in an index.



(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


THE HARTFORD MUTUAL FUNDS                                                     21

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A      CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%         None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)     5.00%      1.00%
   Exchange fees                                 None         None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.63%        0.63%      0.63%
   Distribution and service (12b-1) fees        0.25%(2)     1.00%      1.00%
   Other expenses(3)                            0.26%        0.36%      0.24%
   Total annual operating expenses(3)           1.14%(2)(4)  1.99%      1.87%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.25%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  660     $  702     $  290
   Year 3                                      $  892     $  924     $  588
   Year 5                                      $1,143     $1,273     $1,011
   Year 10                                     $1,860     $2,097     $2,190


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  660     $  202     $  190
   Year 3                                      $  892     $  624     $  588
   Year 5                                      $1,143     $1,073     $1,011
   Year 10                                     $1,860     $2,097     $2,190


 22                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund's investment approach is based on the fundamental analysis of companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.


--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.


Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     23

                                                 THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 25%
  20
  15
  10
   5                 9.52%                4.98%                20.63%
   0

                      2004                 2005                 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 7.98% (4th quarter, 2004) and the lowest quarterly return was -0.14% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                               LIFE OF FUND
                                                    1 YEAR   (SINCE 8/28/03)
   Class A Return Before Taxes                      13.99%        12.25%
   Class A Return After Taxes on Distributions      12.55%        11.24%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                               9.85%        10.07%
   Class B Return Before Taxes                      14.61%        12.54%
   Class C Return Before Taxes                      18.81%        13.39%
   Russell 1000 Value Index (reflects no deduction
   for fees, expenses or taxes)                     22.25%        17.73%



INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). You cannot invest directly in an index.



(1) Return is from 8/31/2003 - 12/31/2006.


 24                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A   CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%      None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)  5.00%      1.00%
   Exchange fees                                                None      None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.79%     0.79%      0.79%
   Distribution and service (12b-1) fees                       0.25%(3)  1.00%      1.00%
   Other expenses(4)                                           0.26%     0.35%      0.22%
   Total annual operating expenses(2)(4)(5)                    1.30%(3)  2.14%      2.01%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.69%, and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the Fund are 1.20%, 2.04% and 1.91%, respectively.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) Effective November 1, 2006, HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.25%, 2.00% and 2.00%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  675     $  717     $  304
   Year 3                                      $  939     $  970     $  630
   Year 5                                      $1,224     $1,349     $1,083
   Year 10                                     $2,032     $2,259     $2,338


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  675     $  217     $  204
   Year 3                                      $  939     $  670     $  630
   Year 5                                      $1,224     $1,149     $1,083
   Year 10                                     $2,032     $2,259     $2,338


THE HARTFORD MUTUAL FUNDS                                                     25

THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch are below investment grade. Securities which are unrated but determined by Hartford Investment Management Company ("Hartford Investment Management") to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds".


The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.


To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management relies on a "bottom-up," fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are credit, liquidity and interest rate risk. Credit risk depends largely on the perceived financial health of Borrowers and issuers of debt securities. In general, lower-rated loans and bonds have higher credit risks. Loan prices and prices of debt securities can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than would be the case with less aggressive loan and bond funds. Because the fund invests mainly in investments rated below-investment-grade, it is subject to heightened credit risk. The fund could lose money if the fundamentals of an industry in which the fund invests deteriorate or if a Borrower or issuer underperforms or defaults, or if any loan or debt security that the fund owns is downgraded. In addition, because the fund is non-diversified and therefore may take larger positions in individual Borrowers and issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

When interest rates rise, the value of a portfolio invested in fixed-rate obligations falls. You could lose money as a result of your investment.

Most, but not all, Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a

 26                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in loans of foreign Borrowers and securities of foreign issuers and non-dollar loans and securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Foreign loans and foreign debt securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

The fund is subject to liquidity risk. As with many fixed income investments, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the fund's net asset value. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. In addition, loans in which the fund invests may require the consent of the Borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the fund's ability to sell loans and may adversely affect the price that can be obtained. The fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the fund to sell loans or securities at lower prices than it would otherwise consider to meet cash needs or cause the fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The fund may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The fund typically purchases loans via assignment, which makes the fund a direct lender. However, the fund may also invest in loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the Borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the Borrower.


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.


THE HARTFORD MUTUAL FUNDS                                                     27

                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 10%                                     6.68%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 1.90% (1st quarter, 2006) and the lowest quarterly return was 1.07% (2nd quarter, 2006).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 4/29/05)
   Class A Return Before Taxes                 3.47%         4.55%
   Class A Return After Taxes on
   Distributions                               1.20%         2.52%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       2.22%         2.69%
   Class B Return Before Taxes                 0.79%         3.37%
   Class C Return Before Taxes                 4.87%         5.74%
   Credit Suisse Leverage Loan Index           7.34%         6.75%



INDEX: Credit Suisse Leverage Loan Index is designed to mirror the investible universe of the United States dollar-denominated leveraged loan market. You cannot invest directly in an index.



 28                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A   CLASS B   CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        3.00%      None      None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)  5.00%     1.00%
   Exchange fees                                 None      None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.61%     0.61%     0.61%
   Distribution and service (12b-1) fees        0.25%(2)  1.00%     1.00%
   Other expenses(3)                            0.12%     0.22%     0.16%
   Total annual operating expenses(3)(4)        0.98%(2)  1.83%     1.77%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A   CLASS B   CLASS C
   Year 1                                      $  397    $  686    $  280
   Year 3                                      $  603    $  876    $  557
   Year 5                                      $  825    $1,190    $  959
   Year 10                                     $1,465    $1,925    $2,084


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A   CLASS B   CLASS C
   Year 1                                      $  397    $  186    $  180
   Year 3                                      $  603    $  576    $  557
   Year 5                                      $  825    $  990    $  959
   Year 10                                     $1,465    $1,925    $2,084


THE HARTFORD MUTUAL FUNDS                                                     29

THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Focus Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies which include companies with market capitalizations similar to companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund will typically hold stocks of 20-40 companies. Individual holdings typically constitute 3-5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund's focused portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


In general, the fund seeks to invest in companies, in Wellington Management's opinion, that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.

In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of bottom-up stock selection also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 30                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 30%
  20
  10
                              27.13%       2.35%        9.46%        9.21%
   0
 -10
                -25.40%
 -20
 -30

                  2002         2003         2004         2005         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 14.59% (2nd quarter, 2003) and the lowest quarterly return was -19.21% (2nd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                   LIFE OF FUND
                                               1 YEAR   5 YEAR   (SINCE 5/24/01)
   Class A Return Before Taxes                  3.20%   1.86%         1.80%
   Class A Return After Taxes on
   Distributions                                3.20%   1.81%         1.76%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        2.08%   1.56%         1.52%
   Class B Return Before Taxes                  3.29%   1.90%         1.93%
   Class C Return Before Taxes                  7.29%   2.28%         2.09%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%   6.19%         3.98%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Return is from 5/31/2001 - 12/31/2006.

THE HARTFORD MUTUAL FUNDS                                                     31

                                                         THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A   CLASS B   CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)  5.00%     1.00%
   Exchange fees                                                None      None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.90%     0.90%     0.90%
   Distribution and service (12b-1) fees                       0.25%(3)  1.00%     1.00%
   Other expenses(4)                                           0.43%     0.47%     0.39%
   Total annual operating expenses(2)(4)(5)                    1.58%(3)  2.37%     2.29%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.50%, 2.25% and 2.25%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  702     $  740     $  332
   Year 3                                      $1,021     $1,039     $  715
   Year 5                                      $1,363     $1,465     $1,225
   Year 10                                     $2,325     $2,510     $2,626


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  702     $  240     $  232
   Year 3                                      $1,021     $  739     $  715
   Year 5                                      $1,363     $1,265     $1,225
   Year 10                                     $2,325     $2,510     $2,626


 32                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; or provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies it believes possess one or more of the following attributes:

     - the current market price of its stock is at the low end of its historical relative valuation range, or

     - a positive change in operating results is anticipated but not yet reflected in the price of its stock, or

     -  unrecognized or undervalued assets, and

     - management that demonstrates that it can convert the above factors into shareholder value.

The fund will consider selling a security when:

     -  its target price is achieved,

     - expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector

THE HARTFORD MUTUAL FUNDS                                                     33

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

 34                                                    THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 60%
  45
  30
  15
                                      54.81%     23.43%     14.46%     22.23%
   0
 -15
               -36.53%    -30.99%
 -30
 -45

                 2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 29.42% (4th quarter, 2002) and the lowest quarterly return was -22.78% (2nd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS    10/31/00)
   Class A Return Before Taxes                 15.51%   11.75%       -2.29%
   Class A Return After Taxes on
   Distributions                               14.84%   11.46%       -2.51%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       10.13%   10.10%       -2.06%
   Class B Return Before Taxes                 16.32%   12.00%       -2.07%
   Class C Return Before Taxes                 20.20%   12.19%       -2.11%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%        1.58%
   MSCI AC (All Country) World
   Telecommunication Services Index (reflects
   no deduction for fees, expenses or taxes)   34.21%    7.13%       -1.78%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI AC (All Country) World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries.

The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     35

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A   CLASS B   CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%      None      None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)  5.00%     1.00%
   Exchange fees                                 None      None      None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.90%     0.90%     0.90%
   Distribution and service (12b-1) fees        0.25%(3)  1.00%     1.00%
   Other expenses(4)                            0.64%     0.87%     0.74%
   Total annual operating expenses(2)(4)(5)     1.79%(3)  2.77%     2.64%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) Effective November 1, 2006, HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  722     $  780     $  367
   Year 3                                      $1,082     $1,159     $  820
   Year 5                                      $1,466     $1,664     $1,400
   Year 10                                     $2,539     $2,865     $2,973


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  722     $  280     $  267
   Year 3                                      $1,082     $  859     $  820
   Year 5                                      $1,466     $1,464     $1,400
   Year 10                                     $2,539     $2,865     $2,973


 36                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, securities exchanges, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America, Europe and Japan. Therefore the fund invests most of its assets in companies located in these three geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks it believes have favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

     -  management focuses on rewarding shareholders,

     -  market expectations of future earnings are too low,

     - market value does not reflect the fact that earnings are understated due to conservative accounting,

     - market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist,

     - it is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality, or

     - its strength in a distinct product or geographic area makes it attractive to potential acquirers.

The fund will consider selling a security when:

     -  its issuer's management no longer appears to promote shareholder value,

     -  market expectations of future earnings are too high,

     - it can sell the security of an outstanding company at a significant premium,

     - market value exceeds the true value of the issuer's component businesses,

     - market value does not reflect the fact that earnings are overstated due to aggressive accounting,

     - market value does not reflect the risk of potential problems in an important business component, or


     -  more attractive opportunities arise.


The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including

THE HARTFORD MUTUAL FUNDS                                                     37

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

 38                                                    THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 40%
  30
  20
  10
                                      29.93%     11.39%     9.56%      19.77%
   0
 -10
                -6.50%    -19.37%
 -20
 -30

                 2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 17.12% (2nd quarter, 2003) and the lowest quarterly return was -20.61% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS    10/31/00)
   Class A Return Before Taxes                 13.18%    7.67%        6.05%
   Class A Return After Taxes on
   Distributions                               11.84%    7.16%        5.65%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        9.85%    6.43%        5.08%
   Class B Return Before Taxes                 13.99%    7.85%        6.29%
   Class C Return Before Taxes                 17.87%    8.10%        6.26%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%        1.58%
   MSCI Finance ex Real Estate Index
   (reflects no deduction for fees, expenses
   or taxes)                                   22.96%   13.47%        8.17%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     39

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.90%      0.90%      0.90%
   Distribution and service (12b-1) fees        0.25%(3)   1.00%      1.00%
   Other expenses(4)                            0.55%      0.81%      0.65%
   Total annual operating expenses(2)(4)(5)     1.70%(3)   2.71%      2.55%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the board of directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) Effective November 1, 2006, HIFSCO has voluntarily agreed to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  713     $  774     $  358
   Year 3                                      $1,056     $1,141     $  794
   Year 5                                      $1,422     $1,635     $1,355
   Year 10                                     $2,448     $2,798     $2,885


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  713     $  274     $  258
   Year 3                                      $1,056     $  841     $  794
   Year 5                                      $1,422     $1,435     $1,355
   Year 10                                     $2,448     $2,798     $2,885


 40                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

     -  the company's business franchise is temporarily mispriced,

     -  the market under-values the new product pipelines,

     - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

     -  the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

     -  target prices are achieved,

     -  fundamental expectations are not met,

     -  a company's prospects become less appealing, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

THE HARTFORD MUTUAL FUNDS                                                     41

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 42                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------


 40%
  30
  20
  10
                1.47%                 31.12%     11.85%     11.88%     10.24%
   0
 -10
                          -17.62%
 -20

                 2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 22.15% (2nd quarter, 2003) and the lowest quarterly return was -14.88% (2nd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS    05/01/00)
   Class A Return Before Taxes                  4.18%    7.08%       11.85%
   Class A Return After Taxes on
   Distributions                                3.38%    6.29%       10.87%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        3.29%    5.82%        9.96%
   Class B Return Before Taxes                  4.40%    7.21%       11.98%
   Class C Return Before Taxes                  8.46%    7.50%       11.99%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%        1.30%(1)
   Goldman Sachs Health Care Index (reflects
   no deduction for fees, expenses or taxes)    5.42%    4.09%        5.09%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Return is from 4/30/2000 - 12/31/2006.

THE HARTFORD MUTUAL FUNDS                                                     43

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a
   percentage of offering price                 5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of
   purchase price or redemption proceeds,
   whichever is less)                            None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.89%      0.89%      0.89%
   Distribution and service (12b-1) fees        0.25%(3)   1.00%      1.00%
   Other expenses(4)                            0.37%      0.46%      0.32%
   Total annual operating expenses(2)(4)(5)     1.51%(3)   2.35%      2.21%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.99% to 0.89%.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A   CLASS B   CLASS C
   Year 1                                      $  695    $  738    $  324
   Year 3                                      $1,001    $1,033    $  691
   Year 5                                      $1,328    $1,455    $1,185
   Year 10                                     $2,252    $2,477    $2,544


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A   CLASS B   CLASS C
   Year 1                                      $  695    $  238    $  224
   Year 3                                      $1,001    $  733    $  691
   Year 5                                      $1,328    $1,255    $1,185
   Year 10                                     $2,252    $2,477    $2,544


 44                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Global Leaders Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.


Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $294 million to $447 billion.



The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     45

                                                THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 60%
  45
  30
  15
               47.68%                              34.86%   18.32%   1.73%    13.17%
   0
 -15
                        -7.26%  -17.33%  -20.50%
 -30

                1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 31.85% (4th quarter, 1999) and the lowest quarterly return was -20.06% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS    09/30/98)
   Class A Return Before Taxes                  6.95%    6.65%       9.00%
   Class A Return After Taxes on
   Distributions                                5.71%    6.37%       8.56%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        5.11%    5.65%       7.70%
   Class B Return Before Taxes                  7.36%    6.76%       8.94%
   Class C Return Before Taxes                 11.35%    7.15%       9.01%
   Morgan Stanley Capital International World
   Growth Index (reflects no deduction for
   fees, expenses or taxes)                    15.48%    7.80%       4.58%



INDEX: The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.


 46                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A   CLASS B   CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)  5.00%     1.00%
   Exchange fees                                                None      None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.82%     0.82%     0.82%
   Distribution and service (12b-1) fees                       0.25%(2)  1.00%     1.00%
   Other expenses(3)                                           0.46%     0.62%     0.38%
   Total annual operating expenses(3)(4)                       1.53%(2)  2.44%     2.20%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B, and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.48%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  697     $  747     $  323
   Year 3                                      $1,007     $1,061     $  688
   Year 5                                      $1,338     $1,501     $1,180
   Year 10                                     $2,273     $2,551     $2,534


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  697     $  247     $  223
   Year 3                                      $1,007     $  761     $  688
   Year 5                                      $1,338     $1,301     $1,180
   Year 10                                     $2,273     $2,551     $2,534


THE HARTFORD MUTUAL FUNDS                                                     47

THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, information technology services and emerging technology-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.


Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.


Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, macroeconomic trends such as price levels, unemployment, inflation and industrial production that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the fund typically share, in Wellington Management's opinion, one or more of the following attributes:

     -  a positive change in operating results is anticipated,

     -  unrecognized or undervalued capabilities are present, or

     - the quality of management indicates that these factors will be converted to shareholder value.

Stocks will be considered for sale from the fund when:

     -  target prices are achieved,

     - earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook, or

     -  more attractive value in a comparable company is available.

The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

 48                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     49

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 75%
  60
  45
  30
  15
                                      60.13%     0.21%      10.56%     9.93%
   0
 -15
               -22.63%    -38.45%
 -30
 -45

                 2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 40.52% (4th quarter, 2001) and the lowest quarterly return was -38.41% (3rd quarter, 2001).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                             LIFE OF FUND
                                                                (SINCE
                                          1 YEAR   5 YEARS    05/01/00)
   Class A Return Before Taxes             3.88%    2.55%       -8.55%
   Class A Return After Taxes on
   Distributions                           3.88%    2.55%       -8.61%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares   2.52%    2.19%       -6.99%
   Class B Return Before Taxes             4.18%    2.65%       -8.45%
   Class C Return Before Taxes             7.98%    2.93%       -8.47%
   S&P 500 Index (reflects no deduction
   for fees, expenses or taxes)           15.78%    6.19%        1.30%(1)
   Goldman Sachs Technology Composite
   Index (reflects no deduction for
   fees, expenses or taxes)                8.96%    1.05%      -11.50%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Return is from 4/30/2000 - 12/31/2006.

 50                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                          CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your
   investment)
   Maximum sales charge (load) imposed
   on purchases as a percentage
   of offering price                        5.50%      None       None
   Maximum deferred sales charge (load)
   (as a percentage of purchase
   price or redemption proceeds,
   whichever is less)                        None(1)  5.00%      1.00%
   Exchange fees                             None      None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                       0.90%     0.90%      0.90%
   Distribution and service (12b-1) fees    0.25%(3)  1.00%      1.00%
   Other expenses(4)                        0.85%     0.96%      0.71%
   Total annual operating
   expenses(2)(4)(5)                        2.00%(3)  2.86%      2.61%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  742     $  789     $  364
   Year 3                                      $1,143     $1,186     $  811
   Year 5                                      $1,568     $1,709     $1,385
   Year 10                                     $2,749     $2,981     $2,944


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  742     $  289     $  264
   Year 3                                      $1,143     $  886     $  811
   Year 5                                      $1,568     $1,509     $1,385
   Year 10                                     $2,749     $2,981     $2,944


THE HARTFORD MUTUAL FUNDS                                                     51

THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business management, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

 52                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L, M and N shares (Class L is not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 40%
  30
  20
  10
               23.80%   29.63%   34.67%                              32.60%   11.75%   4.12%    4.23%
   0
 -10
                                          -4.95%  -14.60%  -24.78%
 -20
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was -19.01% (3rd quarter, 2001).

--------------------------------------------------------------------------------


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which had different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes(1)              -1.50%    2.71%     7.20%
   Class A Return After Taxes on
   Distributions(1)                            -2.55%    2.47%     5.15%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares(1)     0.35%    2.29%     5.43%
   Class B Return Before Taxes(1)              -1.30%    2.79%     7.02%
   Class C Return Before Taxes(1)               2.57%    3.19%     7.05%
   Russell 1000 Growth Index (reflects no
   deduction for fees, expenses or taxes)       9.07%    2.69%     5.44%


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

THE HARTFORD MUTUAL FUNDS                                                     53

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.73%      0.73%      0.73%
   Distribution and service (12b-1) fees        0.25%(2)   1.00%      1.00%
   Other expenses(3)                            0.36%      0.49%      0.29%
   Total annual operating expenses(3)(4)        1.34%(2)   2.22%      2.02%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.33%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A   CLASS B   CLASS C
   Year 1                                      $  679    $  725    $  305
   Year 3                                      $  951    $  994    $  634
   Year 5                                      $1,244    $1,390    $1,088
   Year 10                                     $2,074    $2,332    $2,348


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A   CLASS B   CLASS C
   Year 1                                      $  679    $  225    $  205
   Year 3                                      $  951    $  694    $  634
   Year 5                                      $1,244    $1,190    $1,088
   Year 10                                     $2,074    $2,332    $2,348


 54                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     55

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L, M and N shares (Class L is not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 60%
  45
  30
  15
               13.74%   18.97%   53.67%   3.47%                      43.61%   16.13%   15.63%   11.44%
   0
 -15
                                                  -24.11%  -28.44%
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was -23.93% (1st quarter, 2001).

--------------------------------------------------------------------------------


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which had different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes(1)              5.31%     7.76%     9.02%
   Class A Return After Taxes on
   Distributions(1)                            3.74%     7.21%     6.65%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares(1)    4.43%     6.59%     6.78%
   Class B Return Before Taxes(1)              5.44%     7.90%     8.84%
   Class C Return Before Taxes(1)              9.48%     8.21%     8.84%
   Russell 3000 Growth Index (reflects no
   deduction for fees, expenses or taxes)      9.46%     3.02%     5.34%


INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

 56                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.74%      0.74%      0.74%
   Distribution and service (12b-1) fees                       0.25%(2)   1.00%      1.00%
   Other expenses(3)                                           0.61%      0.52%      0.35%
   Total annual operating expenses(3)                          1.60%(2)   2.26%      2.09%


(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.36%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A   CLASS B   CLASS C
   Year 1                                      $  704    $  729    $  312
   Year 3                                      $1,027    $1,006    $  655
   Year 5                                      $1,373    $1,410    $1,124
   Year 10                                     $2,346    $2,429    $2,421


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A   CLASS B   CLASS C
   Year 1                                      $  704    $  229    $  212
   Year 3                                      $1,027    $  706    $  655
   Year 5                                      $1,373    $1,210    $1,124
   Year 10                                     $2,346    $2,429    $2,421


THE HARTFORD MUTUAL FUNDS                                                     57

THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund will invest no more than 25% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.


To achieve its goal of high current income, Hartford Investment Management's High Yield Team uses what is sometimes referred to as a "bottom-up" analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assesses such factors as an issuer's business environment, as well as its financial statements, earnings/cash flow, the quality of its management team and its capital structure. Hartford Investment Management's economic outlook is also an important input in overlaying a "top-down" view of the economy in the construction of fund's interest rate and credit risk exposure.


The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"
 -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such

 58                                                    THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     59

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 30%
  25
  20
  15
  10
   5
               3.47%    0.62%    2.89%             24.30%   6.98%    1.02%    10.82%
   0
  -5
                                          -7.67%
 -10

                1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 9.20% (2nd quarter, 2003) and the lowest quarterly return was -5.86% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS    09/30/98)
   Class A Return Before Taxes                  5.83%    5.59%       4.63%
   Class A Return After Taxes on
   Distributions                                3.23%    2.80%       1.65%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        3.69%    3.03%       2.04%
   Class B Return Before Taxes                  5.00%    5.51%       4.46%
   Class C Return Before Taxes                  8.94%    5.86%       4.51%
   Lehman Brothers High Yield Corporate Index
   (reflects no deduction for fees, expenses
   or taxes)                                   11.85%   10.18%       6.50%


INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.

 60                                                    THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

YOUR EXPENSES This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                4.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.75%      0.75%      0.75%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)                                           0.36%      0.42%      0.29%
   Total annual operating expenses(2)(4)(5)                    1.36%(3)   2.17%      2.04%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.55% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund, are 1.16%, 1.97% and 1.84%, respectively.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) Effective November 1, 2006, HIFSCO has voluntarily agreed through October 31, 2007 to limit the total operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.15%, 1.90% and 1.90%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  582     $  720     $  307
   Year 3                                      $  861     $  979     $  640
   Year 5                                      $1,161     $1,364     $1,098
   Year 10                                     $2,011     $2,298     $2,369


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  582     $  220     $  207
   Year 3                                      $  861     $  679     $  640
   Year 5                                      $1,161     $1,164     $1,098
   Year 10                                     $2,011     $2,298     $2,369


THE HARTFORD MUTUAL FUNDS                                                     61

THE HARTFORD INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 65% of its total assets in securities rated "A" quality or better. This means securities that are rated at the time of purchase within the three highest categories assigned by Moody's ("Aaa", "Aa" or "A") or S&P ("AAA", "AA" or "A") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these three highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.



The fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans.


Bonds in which the fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity between approximately 3 to 30 years.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-

 62                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD INCOME FUND
--------------------------------------------------------------------------------

related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     63

                                                        THE HARTFORD INCOME FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 12%
  10
   8
   6
   4
   2              10.02%           5.10%           1.72%           5.94%
   0

                   2003            2004            2005            2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 4.37% (2nd quarter, 2003) and the lowest quarterly return was -2.81% (2nd quarter, 2004).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                           LIFE OF FUND
                                               1 YEAR    (SINCE 10/31/02)
   Class A Return Before Taxes                  1.17%          4.96%
   Class A Return After Taxes on
   Distributions                               -0.61%          3.12%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        0.72%          3.16%
   Class B Return Before Taxes                  0.04%          4.95%
   Class C Return Before Taxes                  4.06%          5.41%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%          4.14%


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

 64                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD INCOME FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        4.50%      None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)  5.00%      1.00%
   Exchange fees                                 None      None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.60%     0.60%      0.60%
   Distribution and service (12b-1) fees        0.25%(2)  1.00%      1.00%
   Other expenses(3)                            0.36%     0.46%      0.36%
   Total annual operating expenses(3)(4)        1.21%(2)  2.06%      1.96%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.95%, 1.70% and 1.70%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  568     $  709     $  299
   Year 3                                      $  817     $  946     $  615
   Year 5                                      $1,085     $1,308     $1,057
   Year 10                                     $1,850     $2,172     $2,285


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  568     $  209     $  199
   Year 3                                      $  817     $  646     $  615
   Year 5                                      $1,085     $1,108     $1,057
   Year 10                                     $1,850     $2,172     $2,285


THE HARTFORD MUTUAL FUNDS                                                     65

THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") and S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.



In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk or for other investment purposes.


There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.


Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select securities by assessing such factors as security structure, break even inflation rates, an issuer's business environment, balance sheet, income statement, anticipated earnings and management team.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest

 66                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

THE HARTFORD MUTUAL FUNDS                                                     67

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


  8%
   6
   4
   2
                   6.68%           6.94%           1.91%
   0
  -2
                                                                  -0.25%

                   2003            2004            2005            2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 4.79% (1st quarter, 2004) and the lowest quarterly return was -3.47% (2nd quarter, 2004).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 10/31/02)
   Class A Return Before Taxes                 -4.74%        3.22%
   Class A Return After Taxes on
   Distributions                               -5.64%        1.99%
   Class A Return After Taxes on
   Distributions and Sale of Fund shares       -3.09%        2.05%
   Class B Return Before Taxes                 -5.91%        3.19%
   Class C Return Before Taxes                 -1.94%        3.63%
   Lehman Brothers U.S. TIPS Index (reflects
   no deduction for fees, expenses or taxes)     0.49        5.60%


INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.

 68                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                4.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.58%      0.58%      0.58%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)                                           0.19%      0.24%      0.20%
   Total annual operating expenses(2)(4)(5)                    1.02%(3)   1.82%      1.78%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, the management fee is 0.48% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 0.92%, 1.72% and 1.68%, respectively.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.85%, 1.60% and 1.60%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  549     $  685     $  281
   Year 3                                      $  760     $  873     $  560
   Year 5                                      $  988     $1,185     $  964
   Year 10                                     $1,642     $1,927     $2,095


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  549     $  185     $  181
   Year 3                                      $  760     $  573     $  560
   Year 5                                      $  988     $  985     $  964
   Year 10                                     $1,642     $1,927     $2,095


THE HARTFORD MUTUAL FUNDS                                                     69

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $294 million to $241 billion.


The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 70                                                    THE HARTFORD MUTUAL FUNDS

                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 60%
  45
  30
  15
                              49.00%       23.31%       5.63%        22.79%
   0
 -15
                -18.76%
 -30

                  2002         2003         2004         2005         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 25.04% (2nd quarter, 2003) and the lowest quarterly return was -21.90% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS    04/30/01)
   Class A Return Before Taxes                 16.04%   12.83%       8.07%
   Class A Return After Taxes on
   Distributions                               13.08%   12.14%       7.52%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       10.98%   10.88%       6.75%
   Class B Return Before Taxes                 17.01%   13.07%       8.26%
   Class C Return Before Taxes                 20.93%   13.27%       8.37%
   MSCI EAFE Growth Index (reflects no
   deduction for fees, expenses or taxes)      22.69%   12.63%       7.85%



INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     71

                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.90%      0.90%      0.90%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)                                           0.45%      0.56%      0.40%
   Total annual operating expenses(2)(4)(5)                    1.60%(3)   2.46%      2.30%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  704     $  749     $  333
   Year 3                                      $1,027     $1,067     $  718
   Year 5                                      $1,373     $1,511     $1,230
   Year 10                                     $2,346     $2,584     $2,636


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  704     $  249     $  233
   Year 3                                      $1,027     $  767     $  718
   Year 5                                      $1,373     $1,311     $1,230
   Year 10                                     $2,346     $2,584     $2,636


 72                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. Wellington Management seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to short-term issues. This proprietary research takes into account each company's long-term history as well as Wellington Management's analysts' forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.


The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in large and mid capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the MSCI AC World ex US Index. As of December 31, 2006, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $106 million and $272 billion.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     73

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------

 40%
  30
  20
  10
               0.84%    12.53%   39.13%                              31.47%   17.27%   13.72%   23.67%
   0
 -10
                                         -15.52%  -18.74%  -20.20%
 -20
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 22.28% (4th quarter, 1999) and the lowest quarterly return was -22.43% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes                 16.86%   10.33%     5.88%
   Class A Return After Taxes on
   Distributions                               16.27%   10.19%     5.39%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       11.53%    8.98%     4.89%
   Class B Return Before Taxes                 17.93%   10.54%     5.72%
   Class C Return Before Taxes(1)              21.71%   10.73%     5.68%
   MSCI AC World ex US Index (reflects no
   deduction for fees, expenses or taxes)      27.16%   16.87%     8.59%


INDEX: The Morgan Stanley Capital International All Country World ex US Index ("MSCI AC World ex US Index") is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.


(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


 74                                                    THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.85%      0.85%      0.85%
   Distribution and service (12b-1) fees                       0.25%(2)   1.00%      1.00%
   Other expenses(3)                                           0.51%      0.71%      0.48%
   Total annual operating expenses(3)(4)                       1.61%(2)   2.56%      2.33%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.57%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  705     $  759     $  336
   Year 3                                      $1,030     $1,096     $  727
   Year 5                                      $1,378     $1,560     $1,245
   Year 10                                     $2,356     $2,663     $2,666


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  705     $  259     $  236
   Year 3                                      $1,030     $  796     $  727
   Year 5                                      $1,378     $1,360     $1,245
   Year 10                                     $2,356     $2,663     $2,666


THE HARTFORD MUTUAL FUNDS                                                     75

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization within the range of the S&P/Citigroup Extended Market Euro-Pacific Index. As of December 31, 2006, the range of market capitalizations of companies in the S&P/Citigroup Extended Market Euro-Pacific Index was between approximately $23 million and $34 billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.


A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. The fund seeks candidates that exhibit some combination of:


     -  a well-articulated business plan,

     -  experienced management,

     -  a sustainable competitive advantage, and

     -  strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 76                                                    THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------

 60%
  50
  40
  30
  20
  10
                              54.66%       16.21%       18.00%       28.10%
   0
 -10
                 -4.38%

                  2002         2003         2004         2005         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 23.04% (2nd quarter, 2003) and the lowest quarterly return was -17.59% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS    04/30/01)
   Class A Return Before Taxes                 21.05%   19.66%       15.48%
   Class A Return After Taxes on
   Distributions                               16.66%   16.53%       12.82%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       14.65%   15.46%       12.03%
   Class B Return Before Taxes                 22.32%   20.07%       15.88%
   Class C Return Before Taxes                 26.20%   20.12%       15.78%
   S&P/Citigroup Extended Market Euro-Pacific
   Index (reflects no deduction for fees,
   expenses or taxes)                          26.55%   24.56%       18.55%


INDEX: The S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     77

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.90%      0.90%      0.90%
   Distribution and service (12b-1) fees        0.25%(3)   1.00%      1.00%
   Other expenses(4)                            0.49%      0.66%      0.43%
   Total annual operating expenses(2)(4)(5)     1.64%(3)   2.56%      2.33%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.60%, 2.35% and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  708     $  759     $  336
   Year 3                                      $1,039     $1,096     $  727
   Year 5                                      $1,393     $1,560     $1,245
   Year 10                                     $2,387     $2,670     $2,666


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  708     $  259     $  236
   Year 3                                      $1,039     $  796     $  727
   Year 5                                      $1,393     $1,360     $1,245
   Year 10                                     $2,387     $2,670     $2,666


 78                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford LargeCap Growth Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in stocks that the fund's sub-adviser believes have superior return potential. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of large capitalization companies. The fund defines large capitalization companies as companies with market capitalizations within the collective range of the Russell 1000 and S&P 500 Indices. As of December 31, 2006, the market capitalization of companies included in these indices ranged from approximately $1 billion to $447 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.


--------------------------------------------------------------------------------

MAIN RISKS. As with all stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-adviser's investment strategy will influence performance significantly. If the sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if the sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


PAST PERFORMANCE. The fund commenced operations on November 30, 2006. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.


THE HARTFORD MUTUAL FUNDS                                                     79

                                               THE HARTFORD LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.65%      0.65%      0.65%
   Distribution and service (12b-1) fees                       0.25%(2)   1.00%      1.00%
   Other expenses(3)(4)                                        0.35%      0.35%      0.35%
   Total annual operating expenses(3)(4)(5)                    1.25%(2)   2.00%      2.00%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) Estimated for the current fiscal year.


(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.25%, 2.00% and 2.00%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  670     $  703     $  303
   Year 3                                      $  925     $  927     $  627


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  670     $  203     $  203
   Year 3                                      $  925     $  627     $  627


 80                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP FUND
--------------------------------------------------------------------------------

AS OF AUGUST 16, 2004, THE FUND NO LONGER OFFERS CLASS A, B AND C SHARES EXCEPT AS FOLLOWS. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES TO INVESTORS WHO PARTICIPATE IN WRAP-FEE OR SIMILAR PROGRAMS IN CONNECTION WITH CERTAIN INVESTMENT PLATFORMS. CURRENTLY, THE WRAP-FEE PROGRAMS THAT QUALIFY ARE THOSE WITH STRATEGIC ADVISERS, INC. (THAT ARE CLEARED THROUGH NATIONAL FINANCIAL SERVICES), THE RAYMOND JAMES FREEDOM WRAP ACCOUNT, AND THE A.G. EDWARDS PROFESSIONAL FUND ADVISOR (PFA) WRAP ACCOUNT. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES: (1) THROUGH ACH AND OTHER SIMILAR SYSTEMATIC INVESTMENT FACILITIES TO INVESTORS WHO ESTABLISHED PLANS TO INVEST THROUGH SUCH FACILITIES PRIOR TO AUGUST 16, 2004, (2) FOR REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, AND (3) TO CERTAIN QUALIFIED RETIREMENT PLANS THAT INCLUDED (OR OFFERED) THE FUND AS AN INVESTMENT OPTION PRIOR TO AUGUST 16, 2004.

THE FUND CONTINUES TO PAY 12B-1 FEES. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES, TO COMPENSATE BROKERS FOR PAST SALES AND TO REIMBURSE THE FUND'S DISTRIBUTOR FOR COMMISSIONS PAID IN CONNECTION WITH PAST SALES.

INVESTMENT GOAL.  The Hartford MidCap Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2006, this range was between approximately $522 million and $20 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund uses a "bottom-up" investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     81

                                                        THE HARTFORD MIDCAP FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 60%
  50
  40
  30
  20
  10
               23.12%   50.17%   24.86%                     35.84%   15.94%   16.25%   11.04%
   0
 -10
                                          -4.65%  -15.01%
 -20

                1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 29.78% (4th quarter, 1999) and the lowest quarterly return was -18.47% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS    12/31/97)
   Class A Return Before Taxes                  4.93%   10.30%       15.26%
   Class A Return After Taxes on
   Distributions                                2.18%    9.01%       13.75%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        6.07%    8.72%       13.04%
   Class B Return Before Taxes                  5.67%   10.47%       15.15%
   Class C Return Before Taxes(1)               9.42%   10.82%       15.23%
   S&P MidCap 400 Index (reflects no
   deduction for fees, expenses or taxes)      10.32%   10.89%       11.56%


INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

 82                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD MIDCAP FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A      CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%         None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)     5.00%      1.00%
   Exchange fees                                                None         None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.73%        0.73%      0.73%
   Distribution and service (12b-1) fees                       0.25%(2)     1.00%      1.00%
   Other expenses(3)                                           0.29%        0.31%      0.23%
   Total annual operating expenses(3)                          1.27%(2)(4)  2.04%      1.96%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.37%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  672     $  707     $  299
   Year 3                                      $  931     $  940     $  615
   Year 5                                      $1,209     $1,298     $1,057
   Year 10                                     $2,000     $2,171     $2,285


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  672     $  207     $  199
   Year 3                                      $  931     $  640     $  615
   Year 5                                      $1,209     $1,098     $1,057
   Year 10                                     $2,000     $2,171     $2,285


THE HARTFORD MUTUAL FUNDS                                                     83

THE HARTFORD MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford MidCap Growth Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell MidCap Growth and S&P MidCap 400 Indices. As of December 31, 2006, this range was between $522 million and $20 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



A key tenet of the investment management team's investment philosophy is that earnings growth drives stock prices. The team believes that companies with superior earnings growth potential are most often found in industries experiencing secular up-trends or "tailwinds." To identify stocks with superior potential for earnings growth, the investment management team will combine a "bottom-up" approach with top-down industry analysis. Fundamental analysis involves meeting with a company's management, assessing its competitive and financial position and projecting earnings power and future stock prices based on a number of valuation disciplines.



The fund may buy and sell futures and options contracts. This will be done primarily to hedge the value of the fund's portfolio against potential adverse movements in securities prices, but may also be done to enhance returns.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. You could lose money as a result of your investment.


If the fund's sub-adviser, Hartford Investment Management, incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Hartford Investment Management had anticipated.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


If the fund uses options and futures contracts, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.



Part of the performance of the fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the fund. The effect of IPOs on the fund's performance depends on a variety of factors including the number of IPOs that the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on the fund's performance.


Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.


The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distribution.


PAST PERFORMANCE. The fund commenced operations on July 31, 2006. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

 84                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.80%      0.80%      0.80%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)(5)                                        0.61%      0.67%      0.69%
   Total annual operating expenses(2)(4)(6)                    1.66%(3)   2.47%      2.49%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) HIFSCO has voluntarily agreed to waive its management fees until July 31, 2007. Assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 0.86%, 1.67% and 1.69%, respectively.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) Estimated for the current fiscal year.



(5) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(6) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.40%, 2.20% and 2.20%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  709     $  750     $  352
   Year 3                                      $1,045     $1,070     $  776


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  709     $  250     $  252
   Year 3                                      $1,045     $  770     $  776


THE HARTFORD MUTUAL FUNDS                                                     85

THE HARTFORD MIDCAP VALUE FUND
--------------------------------------------------------------------------------

AS OF AUGUST 16, 2004, THE FUND NO LONGER OFFERS CLASS A, B AND C SHARES EXCEPT AS FOLLOWS. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES: (1) THROUGH ACH AND OTHER SIMILAR SYSTEMATIC INVESTMENT FACILITIES TO INVESTORS WHO ESTABLISHED PLANS TO INVEST THROUGH SUCH FACILITIES PRIOR TO AUGUST 16, 2004 AND (2) FOR REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS.

THE FUND CONTINUES TO PAY 12B-1 FEES. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES, TO COMPENSATE BROKERS FOR PAST SALES AND TO REIMBURSE THE FUND'S DISTRIBUTOR FOR COMMISSIONS PAID IN CONNECTION WITH PAST SALES.

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2006, this range was between approximately $522 million and $20 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

     -  high fundamental investment value,

     -  a strong management team, and

     -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

 86                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MIDCAP VALUE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 50%
  40
  30
  20
  10
                              42.49%       15.54%       9.61%        17.04%
   0
 -10
                -13.49%

                  2002         2003         2004         2005         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 20.83% (2nd quarter, 2003) and the lowest quarterly return was -20.08% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS    04/30/01)
   Class A Return Before Taxes                 10.60%   11.53%        9.97%
   Class A Return After Taxes on
   Distributions                                7.76%   10.14%        8.84%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        8.94%    9.56%        8.34%
   Class B Return Before Taxes                 11.16%   11.73%       10.17%
   Class C Return Before Taxes                 15.25%   12.00%       10.30%
   Russell 2500 Value Index (reflects no
   deduction for fees, expenses or taxes)      20.18%   15.51%       14.70%


INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     87

                                                  THE HARTFORD MIDCAP VALUE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.85%      0.85%      0.85%
   Distribution and service (12b-1) fees                       0.25%(2)   1.00%      1.00%
   Other expenses(3)                                           0.35%      0.43%      0.31%
   Total annual operating expenses(3)(4)                       1.45%(2)   2.28%      2.16%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  689     $  731     $  319
   Year 3                                      $  983     $1,012     $  676
   Year 5                                      $1,299     $1,420     $1,159
   Year 10                                     $2,190     $2,407     $2,493


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  689     $  231     $  219
   Year 3                                      $  983     $  712     $  676
   Year 5                                      $1,299     $1,220     $1,159
   Year 10                                     $2,190     $2,407     $2,493


 88                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

THE HARTFORD MUTUAL FUNDS                                                     89

                                                  THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 10%
   5           4.73%    4.69%    4.32%    5.33%    3.29%    0.97%    0.24%    0.44%    2.36%    4.23%
   0
                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 1.43% (4th quarter, 2000) and the lowest quarterly return was 0.03% (3rd quarter, 2003).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR   5 YEARS   10 YEARS(1)
   Class A                                      4.23%    1.64%       3.07%
   Class B                                     -1.55%    0.69%       2.32%
   Class C(2)                                   2.44%    1.08%       2.31%
   60-Day Treasury Bill Index (reflects no
   deductions for fees, expenses or taxes)      4.67%    2.34%       3.60%


INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.

Please call 1-888-843-7824 for the fund's most recent current and effective yield information. HIFSCO, the distributor of The Hartford Mutual Funds, has agreed to waive receipt of Rule 12b-1 fees for Class B and C shares in an amount necessary to prevent the yield on those shares from becoming negative. This waiver may be discontinued at any time. Total return and yield for Class B and Class C shares would have been lower if the fund's Rule 12b-1 fees had not been limited by HIFSCO.

(1) Class B and Class C performance information is based on the inception date of Class B shares, August 22, 1997.


(2) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


 90                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.50%      0.50%      0.50%
   Distribution and service (12b-1) fees                       0.25%(2)   1.00%      1.00%
   Other expenses(3)                                           0.39%      0.29%      0.26%
   Total annual operating expenses(3)(4)                       1.14%(2)   1.79%      1.76%


(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.95%, 1.70% and 1.70%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  116     $  682     $  279
   Year 3                                      $  362     $  863     $  554
   Year 5                                      $  628     $1,170     $  954
   Year 10                                     $1,386     $1,934     $2,073


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  116     $  182     $  179
   Year 3                                      $  362     $  563     $  554
   Year 5                                      $  628     $  970     $  954
   Year 10                                     $1,386     $1,934     $2,073


THE HARTFORD MUTUAL FUNDS                                                     91

THE HARTFORD SELECT MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Select MidCap Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Growth Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $20 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.



Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if Hartford Investment Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

 92                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD SELECT MIDCAP GROWTH FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



Hartford Investment Management became a sub-adviser effective December 2006. Performance information represents performance of previous sub-advisers.


CLASS A TOTAL RETURN
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 12%
  10
   8
   6
   4
   2                      6.98%                          10.22%
   0

                           2005                           2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 8.82% (1st quarter, 2006) and the lowest quarterly return was -6.12% (2nd quarter, 2006).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIOD ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                           LIFE OF FUND
                                               1 YEAR   (SINCE 01/01/2005)
   Class A Return Before Taxes                  4.16%          5.57%
   Class A Return After Taxes on
   Distributions                                2.95%          4.77%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        2.99%          4.34%
   Class B Return Before Taxes                  4.53%          6.04%
   Class C Return Before Taxes                  8.34%          7.81%
   Russell MidCap Growth Index (reflects no
   deduction for fees, expenses or taxes)      10.66%         11.38%


INDEX: The Russell MidCap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     93

                                          THE HARTFORD SELECT MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.90%      0.90%      0.90%
   Distribution and service (12b-1) fees                       0.25%(2)   1.00%      1.00%
   Other expenses(3)                                           0.54%      0.77%      0.62%
   Total annual operating expenses(3)(4)                       1.69%(2)   2.67%      2.52%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.50%, 2.25% and 2.25%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  712     $  770     $  355
   Year 3                                      $1,053     $1,129     $  785
   Year 5                                      $1,417     $1,615     $1,340
   Year 10                                     $2,438     $2,766     $2,856


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  712     $  270     $  255
   Year 3                                      $1,053     $  829     $  785
   Year 5                                      $1,417     $1,415     $1,340
   Year 10                                     $2,438     $2,766     $2,856


 94                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD SELECT MIDCAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Select MidCap Value Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks. Under normal circumstances, at least 80% of the fund's assets are invested in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $20 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.



Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if Hartford Investment Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

THE HARTFORD MUTUAL FUNDS                                                     95

                                           THE HARTFORD SELECT MIDCAP VALUE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


Hartford Investment Management became a sub-adviser effective December 2006. Performance represents performance of previous sub-advisers.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 20%
  10                                    17.58%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 8.80% (4th quarter, 2006) and the lowest quarterly return was -1.95% (2nd quarter, 2006)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIOD ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                            LIFE OF FUND
                                               1 YEAR    (SINCE 04/29/2005)
   Class A Return Before Taxes                 11.11%          14.53%
   Class A Return After Taxes on
   Distributions                                9.71%          13.14%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        7.35%          11.63%
   Class B Return Before Taxes                 11.74%          15.44%
   Class C Return Before Taxes                 15.74%          17.59%
   Russell MidCap Value Index (reflects no
   deduction for fees, expenses or taxes)      20.22%          21.29%


INDEX: The Russell MidCap Value Index is an unmanaged index measuring the performance of the mid-cap value segment of the U.S. equity universe. You cannot invest directly in an index.

 96                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD SELECT MIDCAP VALUE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%      1.00%      1.00%
   Distribution and service (12b-1) fees                       0.25%(2)   1.00%      1.00%
   Other expenses(3)                                           0.44%      0.67%      0.53%
   Total annual operating expenses(3)(4)                       1.69%(2)   2.67%      2.53%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.


(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.55%, 2.30%, and 2.30%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  712     $  770     $  356
   Year 3                                      $1,053     $1,129     $  788
   Year 5                                      $1,417     $1,615     $1,345
   Year 10                                     $2,438     $2,766     $2,866


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  712     $  270     $  256
   Year 3                                      $1,053     $  829     $  788
   Year 5                                      $1,417     $1,415     $1,345
   Year 10                                     $2,438     $2,766     $2,866


THE HARTFORD MUTUAL FUNDS                                                     97

THE HARTFORD SELECT SMALLCAP VALUE FUND

--------------------------------------------------------------------------------


INVESTMENT GOAL. The Hartford Select SmallCap Value Fund seeks capital appreciation.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks of small capitalization companies. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($4 billion as of December 31, 2006). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at this level in securities of companies with the stated market capitalization. The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments.

Kayne Anderson Rudnick Investment Management, LLC's ("KAR") investment philosophy is that strong risk-adjusted returns can be achieved through investment in high quality companies purchased at reasonable prices. KAR utilizes a disciplined, "bottom-up," fundamental approach to identify companies with rising free cash flow, high reinvestment rate, and strong financial characteristics. The major guideline that drives KAR's portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.

Metropolitan West Capital Management, LLC ("MetWest Capital") believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small cap companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns with lower-than-market risk. MetWest Capital's approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that they consider an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).

SSgA Funds Management, Inc.'s ("SSgA FM") enhanced small cap value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA FM adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Equity securities of small companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Small company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. Such equity securities may also pose

 98                                                    THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD SELECT SMALLCAP VALUE FUND

--------------------------------------------------------------------------------

greater liquidity risks. Additionally, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

The fund's investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of the fund should adverse economic developments occur in one of those sectors. In addition, the fund may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change, which may significantly affect the value of their securities.

THE HARTFORD MUTUAL FUNDS                                                     99

                                         THE HARTFORD SELECT SMALLCAP VALUE FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The fund commenced operations on July 31, 2006. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 5.50%      None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None(1)  5.00%      1.00%
   Exchange fees                                                 None      None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                              1.00%     1.00%      1.00%
   Distribution and service (12b-1) fees                        0.25%(2)  1.00%      1.00%
   Other expenses(3)(4)                                         0.48%     0.53%      0.51%
   Total annual operating expenses(3)(4)(5)                     1.73%(2)  2.53%      2.51%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) Estimated for the current fiscal year.


(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.60%, 2.35%, and 2.35%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  716     $  756     $  354
   Year 3                                      $1,065     $1,088     $  782


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  716     $  256     $  254
   Year 3                                      $1,065     $  788     $  782


 100                                                   THE HARTFORD MUTUAL FUNDS

THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks it goal by investing, under normal circumstances, at least 80% of its total assets in "investment grade" quality securities. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Baa3" by Moody's and a dollar weighted average duration and average maturity of less than 3 years. Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. The measure incorporates a bond's yield, coupon and final maturity. The longer a security's duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration. For example, a U.S. Treasury security with a duration of 2 can be expected to change in price by approximately 2% for every 100 basis point change in the yield of the security.


The fund may invest up to 20% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


The fund may invest up to 25% of its total assets in securities of foreign issuers.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's duration, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

THE HARTFORD MUTUAL FUNDS                                                    101

                                                THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.


 102                                                   THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 10%
   8
   6
   4
   2               3.87%           1.45%           1.79%           3.96%
   0

                   2003            2004            2005            2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 1.81% (2nd quarter, 2003) and the lowest quarterly return was -1.25% (2nd quarter, 2004).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 10/31/02)
   Class A Return Before Taxes                  0.84%        2.22%
   Class A Return After Taxes on
   Distributions                               -0.45%        1.07%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        0.53%        1.22%
   Class B Return Before Taxes                 -1.73%        1.81%
   Class C Return Before Taxes                  2.27%        2.25%
   Lehman Brothers 1-5 Year U.S. Government/
   Credit Index (reflects no deduction for
   fees, expenses or taxes)                     4.24%        2.95%


INDEX: The Lehman Brothers 1-5 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-5 Year Government/Credit Index includes securities in the 1-5 year maturity range in the Government/ Credit Index. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                    103

                                                THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A   CLASS B   CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                3.00%      None      None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)  5.00%     1.00%
   Exchange fees                                                None      None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.55%     0.55%     0.55%
   Distribution and service (12b-1) fees                       0.25%(2)  1.00%     1.00%
   Other expenses(3)                                           0.30%     0.37%     0.28%
   Total annual operating expenses(3)(4)                       1.10%(2)  1.92%     1.83%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, 0.90%, 1.65% and 1.65%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  409     $  695     $  286
   Year 3                                      $  639     $  903     $  576
   Year 5                                      $  888     $1,237     $  990
   Year 10                                     $1,600     $2,030     $2,148


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  409     $  195     $  186
   Year 3                                      $  639     $  603     $  576
   Year 5                                      $  888     $1,037     $  990
   Year 10                                     $1,600     $2,030     $2,148


 104                                                   THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Small Company Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $39 million and $4 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.


A key tenet of Hartford Investment Management team's investment philosophy is that earnings growth drives stock prices. The team believes that companies with superior earnings growth potential are most often found in industries experiencing secular up-trends or "tailwinds." To identify stocks with superior potential for earnings growth, the investment management team will combine a "bottom-up" approach with top-down industry analysis. Key investment themes, industry trends, and companies will be identified through this fundamental analysis. Fundamental analysis involves meeting with a company's management, assessing its competitive and financial position and projecting earnings power and future stock prices based on a number of valuation disciplines.


Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:

     -  have potential for above-average earnings growth,

     -  are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                    105

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



Part of the performance of the fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the fund. The effect of IPOs on the fund's performance depends on a variety of factors including the number of IPOs that the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on the fund's performance.


Hartford Investment Management became a sub-adviser effective June 2006. Performance information represents performance of a previous sub-adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 75%
  60
  45
  30
  15
               19.28%   10.46%   65.66%                              55.40%   11.37%   20.54%   13.71%
   0
 -15
                                         -13.12%  -15.84%  -30.54%
 -30
 -45

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 35.86% (4th quarter, 1999) and the lowest quarterly return was -23.71% (3rd quarter, 2001).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                    1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes                       7.45%    9.26%     9.53%
   Class A Return After Taxes on Distributions       6.08%    8.98%     8.60%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                               6.57%    8.04%     7.93%
   Class B Return Before Taxes                       7.71%    9.40%     9.36%
   Class C Return Before Taxes(1)                   11.82%    9.69%     9.38%
   Russell 2000 Growth Index (reflects no
   deduction for fees, expenses or taxes)           13.35%    6.93%     4.88%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.


(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


 106                                                   THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         5.50%      None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                   None(1)  5.00%      1.00%
   Exchange fees                                  None      None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                               0.83%     0.83%      0.83%
   Distribution and service (12b-1) fees         0.25%(2)  1.00%      1.00%
   Other expenses(3)                             0.39%     0.48%      0.39%
   Total annual operating expenses(3)(4)         1.47%(2)  2.31%      2.22%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  691     $  734     $  325
   Year 3                                      $  989     $1,021     $  694
   Year 5                                      $1,309     $1,435     $1,190
   Year 10                                     $2,211     $2,436     $2,554


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  691     $  234     $  225
   Year 3                                      $  989     $  721     $  694
   Year 5                                      $1,309     $1,235     $1,190
   Year 10                                     $2,211     $2,436     $2,554


THE HARTFORD MUTUAL FUNDS                                                    107

THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $39 million and $4 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.


In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fund managed by Wellington Management invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.



Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.


--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment. If a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on

 108                                                   THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------


companies, social upheavals and political actions ranging from tax code changes to governmental collapse.



The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

THE HARTFORD MUTUAL FUNDS                                                    109

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L, M and N shares (Class L is not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


Hartford Investment Management became a sub-adviser effective November 2006. Performance information represents performance of previous sub-advisers.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 120%
 100
  80
  60
  40
  20
               1.52%    19.85%  111.43%                              49.28%   15.12%   9.74%    5.45%
   0
 -20
                                         -13.95%  -21.97%  -29.08%
 -40

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was -29.49% (3rd quarter, 2001).

--------------------------------------------------------------------------------


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which had different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes(1)              -0.35%    5.91%     8.69%
   Class A Return After Taxes on
   Distributions(1)                            -0.35%    5.92%     6.09%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares(1)    -0.23%    5.11%     6.12%
   Class B Return Before Taxes(1)              -0.25%    6.09%     8.65%
   Class C Return Before Taxes(1)               3.64%    6.35%     8.62%
   Russell 2000 Growth Index (reflects no
   deduction for fees, expenses or taxes)      13.35%    6.93%     4.88%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

 110                                                   THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

THE HARTFORD MUTUAL FUNDS                                                    111

                                               THE HARTFORD SMALLCAP GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A   CLASS B   CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%      None      None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)  5.00%     1.00%
   Exchange fees                                                None      None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.80%     0.80%     0.80%
   Distribution and service (12b-1) fees                       0.25%(2)  1.00%     1.00%
   Other expenses(3)                                           0.51%     0.59%     0.45%
   Total annual operating expenses(3)(4)                       1.56%(2)  2.39%     2.25%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  700     $  742     $  328
   Year 3                                      $1,016     $1,045     $  703
   Year 5                                      $1,353     $1,475     $1,205
   Year 10                                     $2,304     $2,520     $2,585


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  700     $  242     $  228
   Year 3                                      $1,016     $  745     $  703
   Year 5                                      $1,353     $1,275     $1,205
   Year 10                                     $2,304     $2,520     $2,585


 112                                                   THE HARTFORD MUTUAL FUNDS

THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Stock Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


In general, the fund seeks to invest in companies that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion.


The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                    113

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 40%
  30
  20
  10
               31.78%   31.33%   22.31%                              25.34%   3.14%    8.84%    13.73%
   0
 -10
                                          -5.09%  -13.73%  -24.49%
 -20
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 20.30% (4th quarter, 1998) and the lowest quarterly return was -17.28% (2nd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes                  7.47%    2.69%     7.06%
   Class A Return After Taxes on
   Distributions                                7.31%    2.60%     6.75%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        4.86%    2.25%     6.07%
   Class B Return Before Taxes                  7.78%    2.66%     6.85%
   Class C Return Before Taxes(1)              11.92%    3.19%     6.93%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%     8.42%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


 114                                                   THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A      CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%         None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)     5.00%      1.00%
   Exchange fees                                                None         None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.73%        0.73%      0.73%
   Distribution and service (12b-1) fees                       0.25%(3)     1.00%      1.00%
   Other expenses(4)                                           0.43%        0.50%      0.35%
   Total annual operating expenses(2)(4)                       1.41%(3)(5)  2.23%      2.08%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.68% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 1.36%, 2.18% and 2.03%, respectively.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class A shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.28%.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  686     $  726     $  311
   Year 3                                      $  972     $  997     $  652
   Year 5                                      $1,279     $1,395     $1,119
   Year 10                                     $2,148     $2,358     $2,410


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  686     $  226     $  211
   Year 3                                      $  972     $  697     $  652
   Year 5                                      $1,279     $1,195     $1,119
   Year 10                                     $2,148     $2,358     $2,410


THE HARTFORD MUTUAL FUNDS                                                    115

THE HARTFORD TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR CALIFORNIA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free California Fund seeks to provide current income exempt from both federal and California income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and California state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of California.

The fund primarily invests in tax-exempt obligations issued by the State of California, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch, Inc. ("Fitch") ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of California municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in California. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

 116                                                   THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 10%
   8
   6
   4
   2               3.80%           6.14%           4.51%           5.36%
   0

                   2003            2004            2005            2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 5.17% (4th quarter, 2003) and the lowest quarterly return was -2.86% (2nd quarter, 2004).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 10/31/02)
   Class A Return Before Taxes                  0.61%        4.02%
   Class A Return After Taxes on
   Distributions                                0.61%        4.02%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        1.66%        3.98%
   Class B Return Before Taxes                 -0.42%        3.97%
   Class C Return Before Taxes                  3.56%        4.44%
   Lehman Brothers California Municipal Bond
   Index (reflects no deduction for fees,
   expenses or taxes)                           5.13%        5.12%


INDEX: The Lehman Brothers California Municipal Bond Index is an unmanaged index of California municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                    117

                                           THE HARTFORD TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 4.50%      None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None(1)  5.00%      1.00%
   Exchange fees                                                 None      None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                              0.55%     0.55%      0.55%
   Distribution and service (12b-1) fees                        0.25%(2)  1.00%      1.00%
   Other expenses(3)                                            0.19%     0.22%      0.23%
   Acquired fund fees and expenses                              0.02%     0.02%      0.02%
   Total annual operating expenses(3)(4)                        1.01%(2)  1.79%      1.80%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.85%, 1.60% and 1.60%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  548     $  682     $  283
   Year 3                                      $  757     $  863     $  566
   Year 5                                      $  983     $1,170     $  975
   Year 10                                     $1,631     $1,900     $2,116


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  548     $  182     $  183
   Year 3                                      $  757     $  563     $  566
   Year 5                                      $  983     $  970     $  975
   Year 10                                     $1,631     $1,900     $2,116


 118                                                   THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.


The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from 5 to 30 years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

THE HARTFORD MUTUAL FUNDS                                                    119

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (Class E, M and N are no longer offered), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 15%
  10
   5
               7.76%    5.76%             10.54%   3.69%    7.79%    4.79%    4.45%    2.54%    4.48%
   0
  -5
                                 -2.57%

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 4.66% (4th quarter, 2000) and the lowest quarterly return was -2.46% (2nd quarter, 2004).

--------------------------------------------------------------------------------


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which had different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes(1)              -0.22%    3.83%     4.38%
   Class A Return After Taxes on
   Distributions(1)                            -0.32%    3.76%     4.12%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares(1)     1.31%    3.85%     4.20%
   Class B Return Before Taxes(1)              -1.21%    3.82%     4.03%
   Class C Return Before Taxes(1)               2.71%    4.14%     4.02%
   Lehman Brothers Municipal Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.85%    5.54%     5.76%


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

 120                                                   THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                4.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.72%      0.72%      0.72%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)                                           0.26%      0.26%      0.24%
   Acquired fund fees and expenses                             0.02%      0.02%      0.02%
   Total annual operating expenses(2)(4)(5)                    1.25%(3)   2.00%      1.98%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.57% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 1.10%, 1.85% and 1.83%, respectively.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.85%, 1.60% and 1.60%, respectively. This policy may be discontinued at any time.



EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  572     $  703     $  301
   Year 3                                      $  829     $  927     $  621
   Year 5                                      $1,105     $1,278     $1,068
   Year 10                                     $1,893     $2,134     $2,306


THE HARTFORD MUTUAL FUNDS                                                    121

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  572     $  203     $  201
   Year 3                                      $  829     $  627     $  621
   Year 5                                      $1,105     $1,078     $1,068
   Year 10                                     $1,893     $2,134     $2,306


 122                                                   THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.


The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from 5 to 30 years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

THE HARTFORD MUTUAL FUNDS                                                    123

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (Class E, M and N are no longer offered), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 10%
   5
               8.73%    5.23%             9.96%    3.50%    9.70%    4.68%    5.22%    4.16%    5.78%
   0
  -5
                                 -3.66%

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 5.09% (3rd quarter, 2002) and the lowest quarterly return was -2.57% (2nd quarter, 2004).

--------------------------------------------------------------------------------


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which had different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes(1)              1.02%     4.92%     4.93%
   Class A Return After Taxes on
   Distributions(1)                            0.97%     4.74%     4.62%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares(1)    2.11%     4.73%     4.63%
   Class B Return Before Taxes(1)              0.02%     4.72%     4.48%
   Class C Return Before Taxes(1)              4.01%     5.12%     4.51%
   Lehman Brothers Municipal Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                   4.85%     5.54%     5.76%


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

 124                                                   THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                4.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.74%      0.74%      0.74%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)                                           0.23%      0.26%      0.23%
   Acquired fund fees and expenses                             0.02%      0.02%      0.02%
   Total annual operating expenses(2)(4)(5)                    1.24%(3)   2.02%      1.99%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.59% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 1.09%, 1.87% and 1.84%, respectively.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.85%, 1.60% and 1.60%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  571     $  705     $  302
   Year 3                                      $  826     $  934     $  624
   Year 5                                      $1,100     $1,288     $1,073
   Year 10                                     $1,882     $2,147     $2,317


THE HARTFORD MUTUAL FUNDS                                                    125

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  571     $  205     $  202
   Year 3                                      $  826     $  634     $  624
   Year 5                                      $1,100     $1,088     $1,073
   Year 10                                     $1,882     $2,147     $2,317


 126                                                   THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR NEW YORK RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free New York Fund seeks to provide current income exempt from federal, New York State and New York City income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal, New York State and New York City income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of New York State and New York City.

The fund primarily invests in tax-exempt obligations issued by the State of New York, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of New York and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such a crisis before. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and such difficulties could adversely affect the ability of New York municipal issuers to make prompt payment of principal and interest, and/or result in a default or credit rating downgrade. As a result, this fund may be more volatile than a more geographically diversified municipal fund. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or New York State or New York City income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

THE HARTFORD MUTUAL FUNDS                                                    127

                                             THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


  8%
   6
   4
   2               6.03%           4.86%           3.64%           5.50%
   0

                   2003            2004            2005            2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 4.65% (3rd quarter, 2004) and the lowest quarterly return was -3.24% (2nd quarter, 2004).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 10/31/02)
   Class A Return Before Taxes                  0.75%        4.12%
   Class A Return After Taxes on
   Distributions                                0.67%        4.02%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        1.91%        4.01%
   Class B Return Before Taxes                 -0.29%        4.09%
   Class C Return Before Taxes                  3.71%        4.51%
   Lehman Brothers New York Municipal Bond
   Index (reflects no deduction for fees,
   expenses or taxes)                           4.74%        4.62%


INDEX: The Lehman Brothers New York Municipal Bond Index is an unmanaged index of New York municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

 128                                                   THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 4.50%      None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None(1)  5.00%      1.00%
   Exchange fees                                                 None      None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                              0.55%     0.55%      0.55%
   Distribution and service (12b-1) fees                        0.25%(2)  1.00%      1.00%
   Other expenses(3)                                            0.23%     0.24%      0.23%
   Acquired fund fees and expenses                              0.02%     0.02%      0.02%
   Total annual operating expenses(3)(4)                        1.05%(2)  1.81%      1.80%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.85%, 1.60% and 1.60%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  552     $  684     $  283
   Year 3                                      $  769     $  869     $  566
   Year 5                                      $1,003     $1,180     $  975
   Year 10                                     $1,675     $1,927     $2,116


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  552     $  184     $  183
   Year 3                                      $  769     $  569     $  566
   Year 5                                      $1,003     $  980     $  975
   Year 10                                     $1,675     $1,927     $2,116


THE HARTFORD MUTUAL FUNDS                                                    129

THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.



The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.


Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.


Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on

 130                                                   THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                    131

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 15%
  10
   5
               10.80%   7.48%             11.26%   7.73%    9.28%    7.14%    3.93%    1.72%    3.88%
   0
  -5
                                 -2.71%

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 4.10% (4th quarter, 2000) and the lowest quarterly return was -2.39% (2nd quarter, 2004).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes                 -0.80%    4.19%     5.48%
   Class A Return After Taxes on
   Distributions                               -2.17%    2.34%     3.38%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       -0.55%    2.48%     3.40%
   Class B Return Before Taxes                 -1.90%    4.05%     5.21%
   Class C Return Before Taxes(1)               2.24%    4.49%     5.25%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%    5.06%     6.24%


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


 132                                                   THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                4.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.54%      0.54%      0.54%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)                                           0.33%      0.40%      0.25%
   Total annual operating expenses(2)(4)(5)                    1.12%(3)   1.94%      1.79%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.62% to 0.54%.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  559     $  697     $  282
   Year 3                                      $  790     $  909     $  563
   Year 5                                      $1,039     $1,247     $  970
   Year 10                                     $1,752     $2,052     $2,105


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  559     $  197     $  182
   Year 3                                      $  790     $  609     $  563
   Year 5                                      $1,039     $1,047     $  970
   Year 10                                     $1,752     $2,052     $2,105


THE HARTFORD MUTUAL FUNDS                                                    133

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 134                                                   THE HARTFORD MUTUAL FUNDS

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (Class E, M and N are no longer offered), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 12%
  10
   8
   6
   4
   2
               8.92%    8.52%             11.50%   7.49%    10.82%   0.89%    3.22%    1.78%    3.03%
   0
  -2
                                 -1.99%

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 5.15% (3rd quarter, 2001) and the lowest quarterly return was -2.51% (2nd quarter, 2004).

--------------------------------------------------------------------------------


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which had different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes(1)              -1.61%    2.93%     4.83%
   Class A Return After Taxes on
   Distributions(1)                            -3.18%    1.36%     2.75%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares(1)    -1.07%    1.57%     2.79%
   Class B Return Before Taxes(1)              -2.76%    2.76%     4.40%
   Class C Return Before Taxes(1)               1.28%    3.13%     4.43%
   Lehman Brothers U.S. Government Index
   (reflects no deduction for fees, expenses
   or taxes)                                    3.47%    4.64%     6.01%


INDEX: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

THE HARTFORD MUTUAL FUNDS                                                    135

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                4.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.56%      0.56%      0.56%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)                                           0.42%      0.48%      0.36%
   Total annual operating expenses(2)(4)(5)                    1.23%(3)   2.04%      1.92%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.72% to 0.56%.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%, 1.75% and 1.75%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  570     $  707     $  295
   Year 3                                      $  823     $  940     $  603
   Year 5                                      $1,095     $1,298     $1,037
   Year 10                                     $1,872     $2,161     $2,243


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  570     $  207     $  195
   Year 3                                      $  823     $  640     $  603
   Year 5                                      $1,095     $1,098     $1,037
   Year 10                                     $1,872     $2,161     $2,243


 136                                                   THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion that have below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.


Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                    137

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 30%
  20
  10
                              27.85%       9.86%        7.51%        20.95%
   0
 -10
                -23.16%
 -20
 -30

                  2002         2003         2004         2005         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 16.34% (2nd quarter, 2003) and the lowest quarterly return was -19.93% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS    04/30/01)
   Class A Return Before Taxes                 14.30%    5.81%       4.84%
   Class A Return After Taxes on
   Distributions                               13.21%    5.41%       4.61%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       10.58%    4.86%       4.15%
   Class B Return Before Taxes                 15.06%    5.92%       4.98%
   Class C Return Before Taxes                 19.06%    6.23%       5.12%
   Russell 1000 Value Index (reflects no
   deduction for fees, expenses or taxes)      22.25%   10.86%      11.00%



INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.


 138                                                   THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.80%      0.80%      0.80%
   Distribution and service (12b-1) fees                       0.25%(2)   1.00%      1.00%
   Other expenses(3)                                           0.33%      0.49%      0.35%
   Total annual operating expenses(3)                          1.38%(2)   2.29%      2.15%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  683     $  732     $  318
   Year 3                                      $  963     $1,015     $  673
   Year 5                                      $1,264     $1,425     $1,154
   Year 10                                     $2,116     $2,397     $2,483


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  683     $  232     $  218
   Year 3                                      $  963     $  715     $  673
   Year 5                                      $1,264     $1,225     $1,154
   Year 10                                     $2,116     $2,397     $2,483


THE HARTFORD MUTUAL FUNDS                                                    139

THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, the issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:


     -  high fundamental investment value,

     -  a strong management team, and

     -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

 140                                                   THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L, M and N shares (Class L is not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.



The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS

BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 50%
  40
  30
  20
  10
               24.81%   8.38%    8.84%    18.84%                     40.85%   17.90%   7.51%    17.75%
   0
 -10
                                                   -3.99%  -25.57%
 -20
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 21.74% (2nd quarter, 2003) and the lowest quarterly return was -18.38% (3rd quarter, 2001).

--------------------------------------------------------------------------------


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which had different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes(1)              11.27%    8.13%      9.52%

   Class A Return After Taxes on
   Distributions(1)                             9.13%    7.58%      7.78%

   Class A Return After Taxes on
   Distributions and Sale of Fund Shares(1)     8.62%    6.86%      7.35%

   Class B Return Before Taxes(1)              11.97%    8.30%      9.34%

   Class C Return Before Taxes(1)              15.90%    8.57%      9.33%

   Russell 3000 Value Index (reflects no
   deduction for fees, expenses or taxes)      22.34%   11.20%     11.11%

   Russell 1000 Value Index (reflects no
   deduction for fees, expenses or taxes)      22.25%   10.86%     11.00%


INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-

THE HARTFORD MUTUAL FUNDS                                                    141

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.

 142                                                   THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.87%      0.87%      0.87%
   Distribution and service (12b-1) fees        0.25%(2)   1.00%      1.00%
   Other expenses(3)                            0.40%      0.51%      0.35%
   Total annual operating expenses(3)(4)        1.52%(2)   2.38%      2.22%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(4) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.40%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  696     $  741     $  325
   Year 3                                      $1,004     $1,042     $  694
   Year 5                                      $1,333     $1,470     $1,190
   Year 10                                     $2,263     $2,502     $2,554


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  696     $  241     $  225
   Year 3                                      $1,004     $  742     $  694
   Year 5                                      $1,333     $1,270     $1,190
   Year 10                                     $2,263     $2,502     $2,554


THE HARTFORD MUTUAL FUNDS                                                    143

THE HARTFORD EQUITY GROWTH ALLOCATION FUND

(FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds (both domestic and international equity funds) based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in equity funds, although this percentage may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Money Market Fund

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF
DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund


The Hartford Growth Opportunities Fund


The Hartford Select MidCap Value Fund

The Hartford Small Company Fund

The Hartford SmallCap Value Fund


The Hartford Value Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of

 144                                                   THE HARTFORD MUTUAL FUNDS

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND


                       (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)

--------------------------------------------------------------------------------

instruments, among them common stocks of companies of many sizes, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk and value investing risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Because the fund, through an Underlying Fund, may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

THE HARTFORD MUTUAL FUNDS                                                    145

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND


                       (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 15%
  10
   5                      8.12%                          14.38%
   0

                           2005                           2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 8.29% (4th quarter, 2006) and the lowest quarterly return was -3.19% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                           LIFE OF FUND
                                               1 YEAR    (SINCE 05/28/04)
   Class A Return Before Taxes                  8.09%         11.28%
   Class A Return After Taxes on
   Distributions                                7.09%         10.10%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        5.68%          8.90%
   Class B Return Before Taxes                  8.72%         12.04%
   Class C Return Before Taxes                 12.73%         12.97%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%         11.57%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1) Return is from 5/31/2004 - 12/31/2006.


 146                                                   THE HARTFORD MUTUAL FUNDS

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

                       (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees        0.25%(3)   1.00%      1.00%
   Other expenses(4)                            0.34%      0.42%      0.31%
   Acquired Fund fees and expenses              0.93%      0.93%      0.93%
   Total annual operating expenses(2)(4)(5)     1.67%(3)   2.50%      2.39%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.60%, 2.25% and 2.25%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  710     $  753     $  342
   Year 3                                      $1,048     $1,079     $  745
   Year 5                                      $1,407     $1,531     $1,275
   Year 10                                     $2,418     $2,632     $2,726


THE HARTFORD MUTUAL FUNDS                                                    147

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND


                       (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  710     $  253     $  242
   Year 3                                      $1,048     $  779     $  745
   Year 5                                      $1,407     $1,331     $1,275
   Year 10                                     $2,418     $2,632     $2,726


 148                                                   THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 80% of assets in equity funds and approximately 20% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF
DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund


The Hartford Growth Opportunities Fund


The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund

The Hartford Value Fund



THE HARTFORD MUTUAL FUNDS                                                    149

                                             THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund

The Hartford Total Return Bond Fund


The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government and corporate securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

 150                                                   THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 15%
  10
   5                      7.29%                          12.02%
   0

                           2005                           2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 6.84% (4th quarter, 2006) and the lowest quarterly return was -2.80% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 05/28/04)
   Class A Return Before Taxes                  5.86%         9.35%
   Class A Return After Taxes on
   Distributions                                4.84%         8.29%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        4.24%         7.36%
   Class B Return Before Taxes                  6.26%        10.08%
   Class C Return Before Taxes                 10.31%        11.05%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%        11.57%(1)
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%         4.47%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1) Return is from 5/31/2004 - 12/31/2006.


THE HARTFORD MUTUAL FUNDS                                                    151

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees        0.25%(3)   1.00%      1.00%
   Other expenses(4)                            0.24%      0.31%      0.24%
   Acquired Fund fees and expenses              0.88%      0.88%      0.88%
   Total annual operating expenses(4)(5)        1.52%(3)   2.34%      2.27%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.50%, 2.15% and 2.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  696     $  737     $  330
   Year 3                                      $1,004     $1,030     $  709
   Year 5                                      $1,333     $1,450     $1,215
   Year 10                                     $2,263     $2,471     $2,605


 152                                                   THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  696     $  237     $  230
   Year 3                                      $1,004     $  730     $  709
   Year 5                                      $1,333     $1,250     $1,215
   Year 10                                     $2,263     $2,471     $2,605


THE HARTFORD MUTUAL FUNDS                                                    153

THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Balanced Allocation Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in equity funds and approximately 40% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF
DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund


The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund

The Hartford Value Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund

The Hartford International Opportunities Fund


The Hartford International Small Company Fund


 154                                                   THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------


FIXED INCOME FUNDS

The Hartford Floating Rate Fund

The Hartford Income Fund

The Hartford Inflation Plus Fund

The Hartford Short Duration Fund

The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could

THE HARTFORD MUTUAL FUNDS                                                    155

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

 156                                                   THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 15%
  10
   5                      6.31%                          10.60%
   0

                           2005                           2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 5.53% (4th quarter, 2006) and the lowest quarterly return was -2.34% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                        LIFE OF FUND
                                                           (SINCE
                                               1 YEAR    05/28/04)
   Class A Return Before Taxes                  4.52%       7.63%
   Class A Return After Taxes on
   Distributions                                3.20%       6.43%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        3.35%       5.81%
   Class B Return Before Taxes                  4.74%       8.17%
   Class C Return Before Taxes                  8.77%       9.19%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%      11.57%(1)
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%       4.47%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1) Return is from 5/31/2004 - 12/31/2006


THE HARTFORD MUTUAL FUNDS                                                    157

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.14%      0.14%      0.14%
   Distribution and service (12b-1) fees        0.25%(3)   1.00%      1.00%
   Other expenses(4)                            0.18%      0.25%      0.19%
   Acquired Fund fees and expenses              0.79%      0.79%      0.79%
   Total annual operating expenses(4)(5)        1.36%(3)   2.18%      2.12%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.14%.



(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including Underlying Fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.40%, 2.10% and 2.10%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  681     $  721     $  315
   Year 3                                      $  957     $  982     $  664
   Year 5                                      $1,254     $1,370     $1,139
   Year 10                                     $2,095     $2,306     $2,452


 158                                                   THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  681     $  221     $  215
   Year 3                                      $  957     $  682     $  664
   Year 5                                      $1,254     $1,170     $1,139
   Year 10                                     $2,095     $2,306     $2,452


THE HARTFORD MUTUAL FUNDS                                                    159

THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Conservative Allocation Fund seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds. The equity fund allocation is intended to add diversification and enhance returns. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying
Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in fixed income funds and approximately 40% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS

The Hartford Advisers Fund


The Hartford Balanced Income Fund

The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.


UNDERLYING FUNDS AS OF
DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund

The Hartford Disciplined Equity Fund


The Hartford Equity Income Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS

The Hartford Global Leaders Fund


The Hartford International Opportunities Fund



 160                                                   THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------

FIXED INCOME FUNDS

The Hartford Floating Rate Fund

The Hartford Income Fund

The Hartford Inflation Plus Fund

The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest primarily in securities of domestic companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

THE HARTFORD MUTUAL FUNDS                                                    161

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 10%
   5                      4.68%                          8.46%
   0

                           2005                           2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 3.86% (4th quarter, 2006) and the lowest quarterly return was -1.56% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                        LIFE OF FUND
                                                           (SINCE
                                               1 YEAR    05/28/04)
   Class A Return Before Taxes                  2.49%       5.36%
   Class A Return After Taxes on
   Distributions                                1.01%       3.98%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        2.06%       3.81%
   Class B Return Before Taxes                  2.81%       5.98%
   Class C Return Before Taxes                  6.82%       7.00%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%      11.57%(1)
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%       4.47%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1) Return is from 5/31/2004 - 12/31/2006.


 162                                                   THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering Price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)                                           0.19%      0.28%      0.21%
   Acquired Fund fees and expenses                             0.75%      0.75%      0.75%
   Total annual operating expenses(4)(5)                       1.34%(3)   2.18%      2.11%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.35%, 2.00% and 2.00%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  679     $  721     $  314
   Year 3                                      $  951     $  982     $  661
   Year 5                                      $1,244     $1,370     $1,134
   Year 10                                     $2,074     $2,300     $2,441


THE HARTFORD MUTUAL FUNDS                                                    163

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  679     $  221     $  214
   Year 3                                      $  951     $  682     $  661
   Year 5                                      $1,244     $1,170     $1,134
   Year 10                                     $2,074     $2,300     $2,441


 164                                                   THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Income Allocation Fund seeks current income and, as a secondary objective, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goals through investment in a combination of fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in fixed income funds. The fixed income funds in which the fund may invest will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF
DECEMBER 31, 2006


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund


The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

THE HARTFORD MUTUAL FUNDS                                                    165

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

 166                                                   THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 10%
   5                      1.60%                          4.01%
   0

                           2005                           2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 2.57% (3rd quarter, 2006) and the lowest quarterly return was -0.69% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 05/28/04)
   Class A Return Before Taxes                 -0.67%        1.48%
   Class A Return After Taxes on
   Distributions                               -2.06%        0.22%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       -0.46%        0.54%
   Class B Return Before Taxes                 -1.61%        1.50%
   Class C Return Before Taxes                  2.27%        2.56%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%        4.47%(1)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1) Return is from 5/31/2004 - 12/31/2006.


THE HARTFORD MUTUAL FUNDS                                                    167

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        4.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees        0.25%(3)   1.00%      1.00%
   Other expenses(4)                            0.35%      0.39%      0.33%
   Acquired Fund fees and expenses              0.64%      0.64%      0.64%
   Total annual operating expenses(4)(5)        1.39%(3)   2.18%      2.12%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.20%, 1.90% and 1.90%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $  585     $  721     $  315
   Year 3                                      $  870     $  982     $  664
   Year 5                                      $1,176     $1,370     $1,139
   Year 10                                     $2,043     $2,313     $2,452


 168                                                   THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $  585     $  221     $  215
   Year 3                                      $  870     $  682     $  664
   Year 5                                      $1,176     $1,170     $1,139
   Year 10                                     $2,043     $2,313     $2,452


THE HARTFORD MUTUAL FUNDS                                                    169

THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Retirement Income Fund seeks current income and secondarily, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds, designed for investors in their retirement years. The fund does this by investing in a diversified combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 70% of assets in fixed income funds and approximately 30% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS

The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

 170                                                   THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF
DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS

The Hartford Capital Appreciation Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Small Company Fund
The Hartford Value Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS

The Hartford Global Leaders Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund


FIXED INCOME AND MONEY MARKET FUNDS

The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund


The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on

THE HARTFORD MUTUAL FUNDS                                                    171

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


 172                                                   THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2006
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 10%
   5                                     5.56%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 2.88% (4th quarter, 2006) and the lowest quarterly return was -0.33% (2nd quarter, 2006).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                        LIFE OF FUND
                                                           (SINCE
                                               1 YEAR    09/30/05)
   Class A Return Before Taxes                 -0.25%      -0.27%
   Class A Return After Taxes on
   Distributions                               -1.21%      -2.55%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       -0.18%      -1.52%
   Class B Return Before Taxes                 -0.24%       0.46%
   Class C Return Before Taxes                  3.76%       3.52%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%      14.28%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%       3.94%



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    173

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                               CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        5.50%       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)   5.00%      1.00%
   Exchange fees                                 None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(2)                           0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees        0.25%(3)   1.00%      1.00%
   Other expenses(4)                           16.39%     16.44%     16.44%
   Acquired Fund fees and expenses              0.62%      0.62%      0.62%
   Total annual operating expenses(4)(5)       17.41%(3)  18.21%     18.21%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.20%, 1.95% and 1.95%, respectively. This policy may be discontinued at any time.


 174                                                   THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $2,093     $2,135     $1,788
   Year 3                                      $4,629     $4,654     $4,458
   Year 5                                      $6,574     $6,633     $6,535
   Year 10                                     $9,680     $9,716     $9,753


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $2,093     $1,701     $1,701
   Year 3                                      $4,629     $4,458     $4,458
   Year 5                                      $6,574     $6,535     $6,535
   Year 10                                     $9,680     $9,716     $9,753


THE HARTFORD MUTUAL FUNDS                                                    175

THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2010 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2010, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2010. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 50% of assets in fixed income funds and approximately 50% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2010 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

 176                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF
DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Select MidCap Value Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund


The Hartford Value Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund

The Hartford Income Fund

The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2010 approaches. Therefore, the farther away the fund is from its target year of 2010, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2010, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances,

THE HARTFORD MUTUAL FUNDS                                                    177

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


 178                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2006
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 10%
   5                                     7.37%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 4.11% (4th quarter, 2006) and the lowest quarterly return was -1.13% (2nd quarter, 2006).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         LIFE OF FUND
                                                            (SINCE
                                               1 YEAR     09/30/05)
   Class A Return Before Taxes                  1.46%        1.65%
   Class A Return After Taxes on
   Distributions                                0.66%       -0.98%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        0.94%       -0.09%
   Class B Return Before Taxes                  1.70%        2.51%
   Class C Return Before Taxes                  5.57%        5.51%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%       14.28%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%        3.94%



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    179

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)                                           7.87%      7.97%      7.93%
   Acquired Fund fees and expenses                             0.72%      0.72%      0.72%
   Total annual operating expenses(4)(5)                       8.99%(3)   9.84%      9.80%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.25%, 2.00% and 2.00%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $1,383     $1,436     $1,052
   Year 3                                      $2,949     $3,002     $2,734
   Year 5                                      $4,394     $4,514     $4,345
   Year 10                                     $7,530     $7,660     $7,742


 180                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $1,383     $  960     $  956
   Year 3                                      $2,949     $2,743     $2,734
   Year 5                                      $4,394     $4,358     $4,345
   Year 10                                     $7,530     $7,660     $7,742


THE HARTFORD MUTUAL FUNDS                                                    181

THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2020 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2020, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2020. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 35% of assets in fixed income funds and approximately 65% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2020 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund

The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund

 182                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund


The Hartford Value Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS

The Hartford Global Leaders Fund

The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund

The Hartford Income Fund

The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2020 approaches. Therefore, the farther away the fund is from its target year of 2020, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2020, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines

THE HARTFORD MUTUAL FUNDS                                                    183

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

 184                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2006
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 10%
   8
   6
   4
   2                                     9.76%
   0

                                         2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 5.35% (4th quarter, 2006) and the lowest quarterly return was -1.50% (2nd quarter, 2006).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 09/30/05)
   Class A Return Before Taxes                  3.72%         4.13%
   Class A Return After Taxes on
   Distributions                                2.96%         2.84%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        2.42%         2.81%
   Class B Return Before Taxes                  3.94%         4.95%
   Class C Return Before Taxes                  7.91%         8.15%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%        14.28%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%         3.94%



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    185

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                              CLASS A    CLASS B    CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%       1.00%
   Exchange fees                                                None       None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.15%      0.15%       0.15%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%       1.00%
   Other expenses(4)                                           9.40%      9.49%       9.42%
   Acquired Fund fees and expenses                             0.76%      0.76%       0.76%
   Total annual operating expenses(4)(5)                      10.56%(3)  11.40%      11.33%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.30%, 2.05% and 2.05%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS A    CLASS B    CLASS C
   Year 1                                      $1,520     $1,572     $1,191
   Year 3                                      $3,302     $3,349     $3,087
   Year 5                                      $4,891     $4,999     $4,834
   Year 10                                     $8,152     $8,261     $8,320


 186                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $1,520     $1,104     $1,097
   Year 3                                      $3,302     $3,103     $3,087
   Year 5                                      $4,891     $4,855     $4,834
   Year 10                                     $8,152     $8,261     $8,320


THE HARTFORD MUTUAL FUNDS                                                    187

THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2030 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2030, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2030. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 20% of assets in fixed income funds and approximately 80% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2030 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund

The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

 188                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF
DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund


The Hartford Value Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS

The Hartford Global Leaders Fund

The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2030 approaches. Therefore, the farther away the fund is from its target year of 2030, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2030, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited

THE HARTFORD MUTUAL FUNDS                                                    189

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


 190                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2006
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 15%
  10
   5                                     9.83%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 6.22% (4th quarter, 2006) and the lowest quarterly return was -2.19% (2nd quarter, 2006).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 09/30/05)
   Class A Return Before Taxes                  3.79%         3.89%
   Class A Return After Taxes on
   Distributions                                3.28%        -0.14%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        2.47%         0.95%
   Class B Return Before Taxes                  3.88%         4.80%
   Class C Return Before Taxes                  7.56%         7.58%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%        14.28%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%         3.94%



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    191

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.



                                                              CLASS A    CLASS B   CLASS C
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                5.50%       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)   5.00%      1.00%
   Exchange fees                                                None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees                       0.25%(3)   1.00%      1.00%
   Other expenses(4)                                          13.75%     13.85%     13.98%
   Acquired Fund fees and expenses                             0.78%      0.78%      0.78%
   Total annual operating expenses(4)(5)                      14.93%(3)  15.78%     15.91%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.


(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.



(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(5) HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class A, Class B and Class C shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.35%, 2.10% and 2.10%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


         EXPENSES (WITH REDEMPTION)            CLASS A    CLASS B    CLASS C
   Year 1                                      $1,891     $1,939     $1,593
   Year 3                                      $4,186     $4,226     $4,038
   Year 5                                      $6,049     $6,133     $6,049
   Year 10                                     $9,308     $9,371     $9,445


 192                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS A    CLASS B    CLASS C
   Year 1                                      $1,891     $1,493     $1,504
   Year 3                                      $4,186     $4,013     $4,038
   Year 5                                      $6,049     $6,020     $6,049
   Year 10                                     $9,308     $9,371     $9,445


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--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

With respect to the funds of funds, each fund of funds' share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund of funds to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds of funds invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds of funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund of funds allocates to each Underlying Fund.

The different types of securities, investments, and investment techniques used by each fund (or in the case of the funds of funds, the Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Floating Rate Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, U.S. Government Securities Fund and Income Allocation Fund, may invest in equity securities (through certain Underlying Funds in the case of the funds of funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Advisers Fund, all of the Hartford Fixed Income Funds, and all of the funds of funds except the Equity Growth Allocation Fund (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


Money Market Fund will invest in high-quality market securities at all times as its principal investment strategy. From time to time, as part of its principal investment strategy, each other fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective. For Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.

USE OF OPTIONS, FUTURES AND
OTHER DERIVATIVES



Each fund (other than the Money Market Fund) (through certain Underlying Funds in the case of a fund of funds) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund (through certain Underlying Funds in the case of a fund of funds) to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.



These techniques are also used to manage risk by hedging a fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio investments. Hedging techniques may not always be available to the funds (or in the case of a fund of funds, an Underlying Fund), and it may not always be feasible for a fund (or in the case of a fund of funds, an


 194                                                   THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

Underlying Fund) to use hedging techniques even when they are available.


Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund (through an Underlying Fund in the case of a fund of funds) could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's (or in the case of a fund of funds, an Underlying Fund's) manager expected. As a result, the use of these techniques may result in losses to a fund (through an Underlying Fund in the case of a fund of funds) or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund to earn income that is taxable when distributed to shareholders.



The use of derivatives is a principal investment strategy for the Income Fund, Inflation Plus Fund, International Small Company Fund, MidCap Growth Fund and Total Return Bond Fund only.


FOREIGN INVESTMENTS



Except as noted below, the funds (through certain Underlying Funds in the case of a fund of funds) may invest in securities of foreign issuers and non-dollar securities and loans as part of their principal investment strategy. The Money Market Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities, as part of its principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. The Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund will not invest in foreign investments.


Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund in the case of a fund of funds) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund in the case of a fund of funds) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS


Capital Appreciation Fund, Capital Appreciation II Fund, Global Communications Fund, International Capital Appreciation Fund, International Opportunities Fund and International Small

THE HARTFORD MUTUAL FUNDS                                                    195
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INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

Company Fund may invest in emerging markets as part of their principal investment strategy. All other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds in the case of a fund of funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES



Capital Appreciation II Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth Opportunities Fund, International Small Company Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Advisers Fund, Capital Appreciation Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Leaders Fund, Growth Fund, High Yield Fund, International Capital Appreciation Fund, International Opportunities Fund, MidCap Fund, MidCap Value Fund, Stock Fund, Total Return Bond Fund, Value Fund and all of the funds of funds, except the Income Allocation Fund (through certain Underlying Funds), may invest in securities of such companies, but not as a principal investment strategy.


Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES


Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the

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                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and f trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund, other than a fund of funds with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result:
(1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


The following funds may have a relatively high portfolio turnover:

- Capital Appreciation II Fund

- Focus Fund

- Global Leaders Fund

- Global Technology Fund

- Growth Opportunities Fund

- High Yield Fund

- Income Fund

- Inflation Plus Fund

- International Capital Appreciation Fund

- International Opportunities Fund

- International Small Company Fund


- LargeCap Growth Fund


- MidCap Growth Fund

- Select MidCap Growth Fund


- Select SmallCap Value Fund


- Short Duration Fund

- SmallCap Growth Fund

- Small Company Fund

- Total Return Bond Fund

- U.S. Government Securities Fund

The other funds (except the funds of funds) may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for the Tax-Free Funds, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign

THE HARTFORD MUTUAL FUNDS                                                    197

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES



Disciplined Equity Fund, Equity Income Fund, Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Fund, International Small Company Fund, LargeCap Growth Fund, MidCap Fund, MidCap Growth Fund, MidCap Value Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Total Return Bond Fund, U.S. Government Securities Fund and Equity Growth Allocation Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund each also has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

"FUND OF FUNDS" STRUCTURE


The term "fund of funds" is used to describe mutual funds, such as the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the fund of funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you.


In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund. For example, HIFSCO and/or Hartford Investment Management may change the current asset allocation strategy among the Underlying Funds, or may invest in different funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO and


 198                                                   THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

Hartford Investment Management expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO and Hartford Investment Management attempt to minimize these costs. These transactions could increase or decrease the amount of gains, and could also affect the timing, amount and character of distributions.


It is the policy of HIFSCO and Hartford Investment Management to manage each fund in the best interests of its shareholders and to conduct the investment program for each fund without taking into account the profitability of any Underlying Fund or affiliate. However, management of the funds entails special potential conflicts of interest for HIFSCO and Hartford Investment Management because the funds of funds invest in affiliated Underlying Funds. In general, certain of the Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others. HIFSCO and Hartford Investment Management may therefore have an incentive to allocate more of a fund's assets to the more profitable of these Underlying Funds, and fewer assets to the less profitable of these Underlying Funds. To mitigate such conflicts HIFSCO and Hartford Investment Management have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds' board of directors.


SUMMARY COMPARISON OF THE FUNDS OF FUNDS


With respect to the nine funds of funds contained in this Prospectus, HIFSCO, in the case of the Asset Allocation Funds, and Hartford Investment Management, in the case of the Target Retirement Funds, invests each fund of funds' assets in a combination of other Hartford mutual funds: domestic and international equity funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocations among these fund types. HIFSCO or Hartford Investment Management, as the case may be, intends to manage each fund of funds according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, HIFSCO or Hartford Investment Management, as the case may be, may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.

The limitations regarding investment allocations placed on the Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund make these funds less flexible in their investment strategies than mutual funds not subject to such limitations. In addition, the asset allocations made by these funds may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors. Investors should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds. The farther away the Target Retirement 2010 Fund, Target Retirement 2020 Fund or Target Retirement 2030 Fund is from its target maturity date, the more aggressive such fund's investment strategy may be considered.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund (through certain Underlying Funds in the case of a fund of funds) may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS



The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.


THE HARTFORD MUTUAL FUNDS                                                    199
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MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER



Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $377.6 billion in assets as of December 31, 2006. At the same time, HIFSCO had over $41.9 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for each fund of funds and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS



There continues to be federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing.



To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of any of these matters or the initiation of any formal action by these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.



On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales.



In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. On January 30, 2007, the plaintiffs moved for leave to file a second amended complaint. The proposed second amended complaint would, among other


 200                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


things, eliminate the previously asserted claims against the funds' directors, the derivative claims and the state law claims. As of February 16, 2007, the court has not ruled on plaintiffs' motion. The defendants in the proposed second amended complaint include The Hartford Financial Services Group, Inc., Hartford Investment Financial Services, LLC, Wellington Management Company, LLP, Hartford Investment Management Company, Hartford Securities Distribution Company, Inc., and PLANCO Financial Services Inc. This litigation is not expected to result in a material adverse effect on the funds.


THE INVESTMENT SUB-ADVISERS



Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority over approximately $575 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, MidCap Growth Fund, Money Market Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2006, Hartford Investment Management had investment management authority over approximately $131 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.



Kayne Anderson Rudnick Investment Management, LLC ("KAR") is an investment sub-advisor to the Select SmallCap Value Fund. KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2006, KAR had approximately $6.5 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.



Metropolitan West Capital Management, LLC ("MetWest Capital") is an investment sub-advisor to the Select SmallCap Value Fund. MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large cap and small cap value equity, international core value equity and balanced portfolios. As of December 31, 2006, MetWest Capital had investment management authority over approximately $6.9 billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.



SSgA Funds Management, Inc. ("SSgA FM") is an investment sub-adviser to the Select SmallCap Value Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of December 31, 2006, SSgA FM managed approximately $123 billion in assets, and State Street Global Advisors managed approximately $1.7 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.


THE HARTFORD MUTUAL FUNDS                                                    201

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

SOFT DOLLAR PRACTICES


The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under
Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

CAPITAL APPRECIATION II FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                         1.00%
Next $250 million                          0.95%
Next $500 million                          0.90%
Amount Over $1 billion                     0.85%


SELECT MIDCAP VALUE FUND AND SELECT SMALLCAP VALUE FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         1.00%
Next $500 million                          0.95%
Amount Over $1 billion                     0.90%

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $100 million                         1.00%
Next $150 million                          0.80%
Amount Over $250 million                   0.70%


FOCUS FUND, GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND, GLOBAL TECHNOLOGY FUND, INTERNATIONAL CAPITAL APPRECIATION FUND, INTERNATIONAL SMALL COMPANY FUND AND SELECT MIDCAP GROWTH FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.90%
Next $500 million                          0.85%
Amount Over $1 billion                     0.80%


SMALL COMPANY FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                         0.85%
Next $250 million                          0.80%
Next $500 million                          0.75%
Next $500 million                          0.70%
Amount Over $1.5 billion                   0.65%


GLOBAL LEADERS FUND, INTERNATIONAL OPPORTUNITIES FUND, MIDCAP FUND, AND MIDCAP VALUE FUND



AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.85%
Next $500 million                          0.75%
Amount Over $1 billion                     0.70%



MIDCAP GROWTH FUND(1)



AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.80%
Next $500 million                          0.75%
Amount Over $1 billion                     0.70%



(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive the management fees until July 31, 2007.


 202                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


TAX-FREE NATIONAL FUND(2)


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $50 million                          0.80%
Next $4.95 billion                         0.70%
Next $5 billion                            0.68%
Amount Over $10 billion                    0.67%


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.



CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND, EQUITY INCOME FUND(3), STOCK FUND(4) AND VALUE FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.80%
Next $500 million                          0.70%
Amount Over $1 billion                     0.65%


(3) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.


(4) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.


DIVIDEND AND GROWTH FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.75%
Next $500 million                          0.65%
Amount Over $1 billion                     0.60%

HIGH YIELD FUND(5)

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.75%
Next $500 million                          0.65%
Next $4 billion                            0.60%
Next $5 billion                            0.58%
Amount Over $10 billion                    0.57%


(5) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.20% of the management fees until October 31, 2007.


BALANCED INCOME FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                        0.725%
Next $250 million                         0.700%
Next $500 million                         0.675%
Amount Over $1 billion                    0.650%


TAX-FREE MINNESOTA FUND(6)

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $50 million                          0.72%
Next $4.95 billion                         0.70%
Next $5 billion                            0.68%
Amount Over $10 billion                    0.67%


(6) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.


LARGECAP GROWTH FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.65%
Next $500 million                          0.60%
Amount Over $1 billion                     0.55%


ADVISERS FUND(7)



AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                        0.690%
Next $500 million                         0.625%
Amount Over $1 billion                    0.575%



(7) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.


FLOATING RATE FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.65%
Next $4.5 billion                          0.60%
Next $5 billion                            0.58%
Amount Over $10 billion                    0.57%

INCOME FUND AND INFLATION PLUS FUND(8)

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.60%
Next $4.5 billion                          0.55%
Next $5 billion                            0.53%
Amount Over $10 billion                    0.52%


(8) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.


U.S. GOVERNMENT SECURITIES FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $50 million                          0.60%
Next $450 million                          0.55%
Next $4.5 billion                          0.50%
Next $5 billion                            0.48%
Amount Over $10 billion                    0.47%


THE HARTFORD MUTUAL FUNDS                                                    203

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


TOTAL RETURN BOND FUND



AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                        0.550%
Next $500 million                         0.525%
Next $4 billion                           0.500%
Next $5 billion                           0.480%
Amount Over $10 billion                   0.470%


SHORT DURATION FUND, TAX-FREE CALIFORNIA FUND AND TAX-FREE NEW YORK FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.55%
Next $4.5 billion                          0.50%
Next $5 billion                            0.48%
Amount Over $10 billion                    0.47%

MONEY MARKET FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.50%
Next $500 million                          0.45%
Next $4 billion                            0.40%
Next $5 billion                            0.38%
Amount Over $10 billion                    0.37%

EQUITY GROWTH ALLOCATION FUND, GROWTH ALLOCATION FUND, BALANCED ALLOCATION FUND, CONSERVATIVE ALLOCATION FUND, INCOME ALLOCATION FUND, RETIREMENT INCOME FUND, TARGET RETIREMENT 2010 FUND, TARGET RETIREMENT 2020 FUND AND TARGET RETIREMENT 2030 FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.15%
Amount Over $500 million                   0.10%

For each fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:


FUND                                          MANAGEMENT FEES
----                                          ---------------
The Hartford Advisers Fund                         0.62%
The Hartford Balanced Allocation Fund              0.19%
The Hartford Balanced Income Fund                  0.72%
The Hartford Capital Appreciation Fund             0.66%
The Hartford Capital Appreciation II Fund          0.99%
The Hartford Conservative Allocation Fund          0.20%



FUND                                          MANAGEMENT FEES
----                                          ---------------
The Hartford Disciplined Equity Fund               0.80%
The Hartford Dividend and Growth Fund              0.63%
The Hartford Equity Growth Allocation Fund
  (formerly The Hartford Aggressive Growth
  Allocation Fund)                                 0.20%
The Hartford Equity Income Fund                    0.79%
The Hartford Floating Rate Fund                    0.61%
The Hartford Focus Fund                            1.00%
The Hartford Global Communications Fund            1.00%
The Hartford Global Financial Services Fund        1.00%
The Hartford Global Health Fund                    0.99%
The Hartford Global Leaders Fund                   0.82%
The Hartford Global Technology Fund                1.00%
The Hartford Growth Allocation Fund                0.20%
The Hartford Growth Fund                           0.73%
The Hartford Growth Opportunities Fund             0.74%
The Hartford High Yield Fund                       0.75%
The Hartford Income Allocation Fund                0.20%
The Hartford Income Fund                           0.60%
The Hartford Inflation Plus Fund                   0.58%
The Hartford International Capital
  Appreciation Fund                                1.00%
The Hartford International Opportunities
  Fund                                             0.85%
The Hartford International Small Company
  Fund                                             1.00%
The Hartford LargeCap Growth Fund                  0.65%
The Hartford MidCap Fund                           0.73%
The Hartford MidCap Growth Fund                    0.80%
The Hartford MidCap Value Fund                     0.85%
The Hartford Money Market Fund                     0.50%
The Hartford Retirement Income Fund                0.20%
The Hartford Select MidCap Growth Fund             0.90%
The Hartford Select MidCap Value Fund              1.00%
The Hartford Select SmallCap Value Fund            1.00%
The Hartford Short Duration Fund                   0.55%
The Hartford SmallCap Growth Fund                  0.80%
The Hartford Small Company Fund                    0.84%
The Hartford Stock Fund                            0.73%
The Hartford Target Retirement 2010 Fund           0.20%
The Hartford Target Retirement 2020 Fund           0.20%
The Hartford Target Retirement 2030 Fund           0.20%
The Hartford Tax-Free California Fund              0.55%
The Hartford Tax-Free Minnesota Fund               0.72%
The Hartford Tax-Free National Fund                0.74%
The Hartford Tax-Free New York Fund                0.55%
The Hartford Total Return Bond Fund                0.62%
The Hartford U.S. Government Securities Fund       0.72%
The Hartford Value Fund                            0.80%
The Hartford Value Opportunities Fund              0.87%


 204                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

A discussion regarding the basis for the boards of directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.

PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.


ADVISERS FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the equity portion of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.



Peter I. Higgins, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.


John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the fixed income and money market portion of the fund since 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.


Christopher L. Gootkind, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since March 2006. Mr. Gootkind joined Wellington Management as an investment professional in 2000.


BALANCED INCOME FUND Lucius T. Hill, III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the fixed income portion of the fund since its inception (2006) and for clients of the firm for at least the past five years. Mr. Hill joined Wellington Management as an investment professional in 1993.

Scott I. St. John, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fixed income portion of the fund since its inception (2006) and has served as a fixed income portfolio manager for clients of the firm since joining Wellington Management in 2003. Prior to joining Wellington Management, Mr. St. John was a Fixed Income Analyst at State Street Research from 2001 to 2003.


John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the equity portion of the fund since its inception (2006) and for clients of the firm for at least the past five years. Mr. Ryan joined Wellington Management as an investment professional in 1981.



CAPITAL APPRECIATION FUND Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Pannell joined Wellington Management as an investment professional in 1974.



Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since 1998.


CAPITAL APPRECIATION II FUND The fund has been managed by a team of Portfolio Managers since its inception in 2005. Each member of the team manages a portion of the fund. Decisions to vary the percentage of the fund's assets allocated to a sleeve will be made collectively by the team.

Value Opportunities



James H. Averill, PhD, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2005). Effective April 1, 2007, Mr. Averill will no longer be involved in portfolio management.



David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2005).


THE HARTFORD MUTUAL FUNDS                                                    205

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2005).


David W. Palmer, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since its inception (2005).


Growth Opportunities



Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1999. Mr. Carmen has been involved in portfolio management and securities analysis for the fund since its inception (2005).


Special Situations



Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since its inception (2005).


Global Equities


Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Capital Appreciation



Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1974. Mr. Pannell has been involved in portfolio management and securities analysis for the fund since its inception (2005).


DISCIPLINED EQUITY FUND James A. Rullo, Senior Vice President and Director of the Quantitative Investment Group of Wellington Management, has served as portfolio manager of the fund since its inception (1998). Mr. Rullo joined Wellington Management as an investment professional in 1994.


Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm in 1994 and has been an investment professional since 1996. Mr. Chally has been involved in portfolio management and securities analysis for the fund since its inception (1998).



DIVIDEND AND GROWTH FUND Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as co-manager of the fund from July, 2001 through September, 2001 and as portfolio manager of the fund since October, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.



EQUITY INCOME FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2003). Mr. Ryan joined Wellington Management as an investment professional in 1981.


FLOATING RATE FUND Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management. Mr. Bacevich is a co-manager of the Floating Rate Fund and the lead member of the Fund's management team.


John Connor, Senior Vice President and Credit Research Analyst of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since its inception (2005). Mr. Connor joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Connor was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management. Mr. Connor is a co-manager of the Floating Rate Fund and reports to Mr. Bacevich, as well as assumes responsibility for investment decisions in Mr. Bacevich's absence.



FOCUS FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.



Peter I. Higgins, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio


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Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.


GLOBAL COMMUNICATIONS FUND This fund has been managed by a team of global industry analysts that specialize in the communications industry since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the communications industry are made collectively by the team.



Archana Basi, CFA, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2001. Ms. Basi has been involved in portfolio management and securities analysis for the fund since 2002 focused primarily on the global telecommunications services and long distance carrier sectors.



David Nincic, CFA, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1999. Mr. Nincic has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the wireless telecommunications sector.



GLOBAL FINANCIAL SERVICES FUND Mark T. Lynch, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has served as portfolio manager of the fund since 2007. Prior to this, Mr. Lynch was a member of a team of global industry analysts who had managed the fund since its inception (2000). Mr. Lynch joined the firm as an investment professional in 1994.


GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.


Joseph H. Schwartz, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the medical technology sector.



Jean M. Hynes, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the pharmaceutical and biotechnology sectors.


Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the healthcare services sector.


Kirk J. Mayer, CFA, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the imaging, genomics and biotechnology sectors.


Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector.


GLOBAL LEADERS FUND Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.



Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001.



Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the fund since March 2006. Prior to joining the firm, Mr. Hudson was a portfolio manager and analyst at American Century Investment Management (2000-2005).


GLOBAL TECHNOLOGY FUND This fund has been managed by a team of global industry analysts that specialize in the technology sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the technology industry are made collectively by the team.

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Scott E. Simpson, Senior Vice President and Global Industry Analyst of
Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the software and internet sectors.


John F. Averill, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the communications equipment and components sectors.


Eric C. Stromquist, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the semiconductor and computer hardware sectors.

Bruce L. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the business information technology and computer services sectors.


Anita M. Killian, CFA, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the communications equipment and components sectors.



GROWTH FUND Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.



John A. Boselli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Incorporated (1996-2002).


GROWTH OPPORTUNITIES FUND Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006.

HIGH YIELD FUND The fund is managed by Mark Niland, Nasri Toutoungi and James Serhant.

Mark Niland, CFA, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

James Serhant, CFA, Senior Vice President and Senior Investment Analyst of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Serhant joined Hartford Investment Management in 2005, and covers the high yield telecom, media and healthcare industries. Prior to joining the firm, he was a vice president and senior research analyst at Delaware Investments (2001-2005). From (1997-2000), he was vice president and senior fixed income research analyst at JP Morgan Securities, Inc.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

INCOME FUND The fund is managed by William H. Davison, Jeffrey S. MacDonald and Charles Moon.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Jeffrey S. MacDonald, CFA, Vice President of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. MacDonald joined Hartford Investment Management in 2005 and serves as a portfolio

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                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

manager in the multi-sector portfolio management team, which manages Core, Core Plus, Intermediate Core and other broad based fixed income styles. Mr. MacDonald is also a member of the Investment Strategy Committee. Prior to joining the firm, he was a portfolio analyst at Wellington Management Company, LLC (2000-2005). He began his career with Fidelity Investments as a fixed income trader and lead systems analyst (1992-2000).


Charles Moon, Executive Vice President and member of the Investment Strategy Committee of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Moon joined Hartford Investment Management in 2006, and serves as the head of the Investment Grade Credit Sector and as a Senior Portfolio Manager for investment grade credit strategies. Prior to joining the firm, he served as a portfolio manager and co-head of Investment Grade Credit at OFI Institutional Asset Management (Oppenheimer Funds) (2002-2006). Previously, Mr. Moon was Executive Director of Fixed Income at Morgan Stanley Asset Management (Miller Anderson & Sherrerd) (1999-2002), serving as portfolio manager and analyst. Prior to joining Morgan Stanley, he served in various positions at Citicorp and its affiliates, including Global Analyst, Divisional Controller, and Portfolio Analyst (1993-1999).



INFLATION PLUS FUND  The fund is managed by John Hendricks and Timothy Wilhide.



John Hendricks, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Hendricks joined the Hartford Investment Management in 2005 as a fixed-income trader specializing in Treasury and agency securities. Mr. Hendricks is responsible for developing and implementing duration and yield curve strategies and is a member of the Investment Strategy Committee. Prior to joining Hartford Investment Management, Mr. Hendricks worked for Fidelity Capital Markets in Boston where his primary responsibility was proprietary trading strategies for the firm. Prior to Fidelity, Mr. Hendricks was a Vice President with State Street Bank in their Global Markets group. At State Street he was responsible for all risk trading activities related to Treasuries, agencies and mortgage-backed securities. Mr. Hendricks started his career in financial services as the senior government securities trader in the International Treasury Division of Bank of New England.



Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978.



INTERNATIONAL CAPITAL APPRECIATION FUND Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Offit joined Wellington Management as an investment professional in 1997.



Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001.



Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the fund since March 2006. Prior to joining the firm, Mr. Hudson was a portfolio manager and analyst at American Century Investment Management (2000-2005).


INTERNATIONAL OPPORTUNITIES FUND Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since December 2006 and has been involved in portfolio management and securities analysis of the fund since 2000. Mr. Choumenkovitch joined the firm as an investment professional in 1995.


INTERNATIONAL SMALL COMPANY FUND Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager of the fund since January 2006. Mr. Thomas joined the firm as an investment professional in 2002 and has been involved in portfolio management and securities analysis for the firm for the past five years.



Daniel Maguire, CFA, Assistant Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2004. Mr. Maguire has been involved in portfolio management and securities analysis for the fund since January 2006, and for the firm for the past three years. Prior to joining the firm, Mr. Maguire was an Equity Analyst at Insight Investment Management in the UK (2003-2004) and at HSBC Investment Bank (2000-2003).


LARGECAP GROWTH FUND Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment

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Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from
2001 until joining Hartford Investment Management.


MIDCAP FUND Phillip H. Perelmuter, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (1997). Mr. Perelmuter joined Wellington Management as an investment professional in 1995.

MIDCAP GROWTH FUND Mark Waterhouse, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2006). Mr. Waterhouse joined Hartford Investment Management in 2005. Prior to joining the firm, Mr. Waterhouse was partner and chief investment officer at Think Equity Capital (2003-2005) and a managing director at Moore Capital Management, LLC (2001-2003).


MIDCAP VALUE FUND James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Mordy joined Wellington Management as an investment professional in 1985.



MONEY MARKET FUND  The fund is managed by Robert Crusha and Adam Tonkinson.


Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 1, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.


Adam Tonkinson, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Tonkinson previously served as assistant portfolio manager of the fund since March 15, 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.



SELECT MIDCAP GROWTH FUND Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since December 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



SELECT MIDCAP VALUE FUND Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since December 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.


SELECT SMALLCAP VALUE FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Kayne Anderson Rudnick Investment Management, LLC. The portion of the fund allocated to KAR is co-managed by Robert A. Schwarzkopf and Sandi L. Gleason.

Robert A. Schwarzkopf, Managing Director of Small Cap Equity and Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Mr. Schwarzkopf joined KAR in 1991 and has been involved in the management of other small- and mid-cap strategies for the firm since that time.

Sandi L. Gleason, Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Ms. Gleason joined KAR in 1993 and has been involved in the management of other small- and mid-cap strategies for the firm since 1998.

Metropolitan West Capital Management, LLC. The portion of the fund allocated to MetWest Capital is managed by Gary W. Lisenbee.

Gary W. Lisenbee, President of MetWest Capital, has served as portfolio manager of the fund since its inception (2006). Mr. Lisenbee co-founded MetWest Capital in 1997 and has served as President of the firm since that time. Mr. Lisenbee has been an investment professional involved in portfolio management and research analysis since 1973.


SSgA Funds Management, Inc. The portion of the fund allocated to SSgA FM is co-managed by Ric Thomas and Chuck Martin.



Ric Thomas, Principal of SSgA FM and Department Head of the U.S. Enhanced Equity group, has served as a co-portfolio manager of the fund since its inception
(2006). Prior to joining SSgA in 1998, Mr. Thomas was a quantitative analyst on the portfolio construction team at Putnam Investments. Mr. Thomas has been working in the investment management field since 1990.



Chuck Martin, Principal of SSgA FM and a portfolio manager in the Global Enhanced Equity group, has served as a co-portfolio manager of the fund since its inception (2006). Prior to joining SSgA in 2001,


 210                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


Mr. Martin was an Equity Analyst at SunTrust Equitable Securities (1999-2001). Mr. Martin has been working in the investment industry since 1993.



SHORT DURATION FUND  The fund is managed by Robert Crusha and Brian Dirgins.



Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Crusha served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.



Brian Dirgins, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Dirgins joined Hartford Investment Management in 1998 and has been an investment professional involved in trading and securities analysis since 1989.


SMALL COMPANY FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.


HARTFORD INVESTMENT MANAGEMENT: Mark Waterhouse, Executive Vice President of Hartford Investment Management has served as portfolio manager of the fund since June 12, 2006. Mr. Waterhouse joined Hartford Investment Management in 2005. Prior to joining the firm, Mr. Waterhouse was partner and chief investment officer at Think Equity Capital (2003-2005) and a managing director at Moore Capital Management, LLC (2001-2003).



WELLINGTON MANAGEMENT COMPANY, LLP: Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.



Stephen C. Mortimer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Mortimer has been involved in portfolio management and securities analyst for the fund since March 2006.



Mario E. Abularach, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006.


SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.


HARTFORD INVESTMENT MANAGEMENT COMPANY: Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



WELLINGTON MANAGEMENT COMPANY, LLP: David J. Elliott, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.



Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2001.



STOCK FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.



Peter I. Higgins, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.



TAX-FREE CALIFORNIA FUND The fund is managed by Christopher Bade and Charles Grande.



Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.



Charles Grande, Executive Vice President of Hartford Investment Management, has served as portfolio


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MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.



TAX-FREE MINNESOTA FUND The fund is managed by Christopher Bade and Charles Grande.



Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.



Charles Grande, Executive Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.



TAX-FREE NATIONAL FUND  The fund is managed by Christopher Bade and Charles
Grande.



Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.



Charles Grande, Executive Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.



TAX-FREE NEW YORK FUND  The fund is managed by Christopher Bade and Charles
Grande.



Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA.



Charles Grande, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA Insurance Corp.


TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

U.S. GOVERNMENT SECURITIES FUND The fund is managed by Christopher Hanlon, with Russell M. Regenauer as assistant portfolio manager.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.


Russell M. Regenauer, Senior Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985.



VALUE FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2001).


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                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Mr. Ryan joined Wellington Management as an investment professional in 1981.


VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Effective April 1, 2007, David Palmer and David Fassnacht manage a portion of the fund based upon industry sectors which may vary from time to time. James Mordy will contribute investment ideas across all sectors. Allocations among various sectors are made collectively by the team.



James H. Averill, PhD, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2001). Effective April 1, 2007, Mr. Averill will no longer be involved in portfolio management.



David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2001).



James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2001).



David W. Palmer, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since 2003.



EQUITY GROWTH ALLOCATION FUND The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



GROWTH ALLOCATION FUND  The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



BALANCED ALLOCATION FUND  The fund is managed by Edward C. Caputo and Hugh
Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



CONSERVATIVE ALLOCATION FUND The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.


THE HARTFORD MUTUAL FUNDS                                                    213

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INCOME ALLOCATION FUND  The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



RETIREMENT INCOME FUND  The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



TARGET RETIREMENT 2010 FUND The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



TARGET RETIREMENT 2020 FUND The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



TARGET RETIREMENT 2030 FUND The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.


 214                                                   THE HARTFORD MUTUAL FUNDS

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS



Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain of the funds also offer Class I, Class L, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class. Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.


Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, it is more advantageous for an investor that is considering an investment in Class B shares of more than $100,000 or an investment in Class C shares of more than $1,000,000 to invest in Class A shares instead.

CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)


     (1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.


CLASS B


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

DISTRIBUTION ARRANGEMENTS



Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.


DISTRIBUTION PLANS


Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund.


CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Companies' Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.


THE HARTFORD MUTUAL FUNDS                                                    215

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.


The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.


HOW SALES CHARGES ARE CALCULATED


CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

ALL FUNDS, EXCEPT FOR INCOME ALLOCATION FUND AND THE HARTFORD FIXED INCOME FUNDS

                                                    DEALER
                       AS A % OF     AS A %     COMMISSION AS
                       OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT          PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000        5.50%       5.82%          4.75%
$ 50,000 -- $ 99,999     4.50%       4.71%          4.00%
$100,000 -- $249,999     3.50%       3.63%          3.00%
$250,000 -- $499,999     2.50%       2.56%          2.00%
$500,000 -- $999,999     2.00%       2.04%          1.75%
$1 million or more(1)       0%          0%             0%

 216                                                   THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


THE HARTFORD INCOME ALLOCATION FUND AND THE HARTFORD FIXED INCOME FUNDS, EXCEPT FOR THE HARTFORD MONEY MARKET FUND, THE HARTFORD SHORT DURATION FUND AND THE HARTFORD FLOATING RATE FUND


                                                    DEALER
                       AS A % OF     AS A %     COMMISSION AS
                       OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT          PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000        4.50%       4.71%          3.75%
$ 50,000 -- $ 99,999     4.00%       4.17%          3.50%
$100,000 -- $249,999     3.50%       3.63%          3.00%
$250,000 -- $499,999     2.50%       2.56%          2.00%
$500,000 -- $999,999     2.00%       2.04%          1.75%
$1 million or more(1)       0%          0%             0%

THE HARTFORD SHORT DURATION FUND AND THE HARTFORD FLOATING RATE FUND

                                                    DEALER
                       AS A % OF     AS A %     COMMISSION AS
                       OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT          PRICE     INVESTMENT   OFFERING PRICE
Less than $50,000        3.00%       3.09%          2.50%
$ 50,000 -- $ 99,999     2.50%       2.56%          2.00%
$100,000 -- $249,999     2.25%       2.30%          1.75%
$250,000 -- $499,999     1.75%       1.78%          1.25%
$500,000 -- $999,999     1.25%       1.27%          1.00%
$1 million or more(1)       0%          0%             0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".


For accounts established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply to retirement plans.


CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     5.00%
2nd year                                     4.00%
3rd year                                     3.00%
4th year                                     3.00%
5th year                                     2.00%
6th year                                     1.00%

CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

YEARS AFTER
PURCHASE                                     CDSC
1st year                                     1.00%
After 1 year                                  None

For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

THE HARTFORD MUTUAL FUNDS                                                    217

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.

SALES CHARGE REDUCTIONS AND WAIVERS


REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (including The Hartford Money Market Fund) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A, and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in

 218                                                   THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


  offering price will purchase additional Class A or, Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.


- COMBINATION PRIVILEGE -- lets you combine Class A shares of multiple Hartford Mutual Funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:


     - selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),


     - financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

     - present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

     - retirement or welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

     - participants in certain retirement plans with at least 100 participants or $500,000 in plan assets,

     - participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

     - one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months).


In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.


THE HARTFORD MUTUAL FUNDS                                                    219

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.



ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors that are described below and in the funds' SAI. This additional compensation is not paid by you.



These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.



Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.



Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Other Compensation"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. Incurred payments of Other Compensation did not exceed $770,000 per Financial Intermediary for the calendar year ended December 31, 2006.



Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.



For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $30.7 million in total Additional Payments, including Other Compensation (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries, of which approximately $13 million was incurred with respect to Edward D. Jones & Co., L.P.



As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation, to: A.G. Edwards & Sons, Inc., AIG Advisors Group (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella &


 220                                                   THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.,), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc.,UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.



In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.



ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to payments made in connection with the sale and distribution of the funds' shares (describe above) and administration and Rule 12b-1 fees paid by the funds, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below. This Servicing Compensation is not paid by you.



Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Currently, Fidelity (defined below) receives 0.35% of the average net assets attributable with respect to Class Y shares of The Hartford Growth Fund, The Hartford International Capital Appreciation Fund and The Hartford SmallCap Growth Fund. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial


THE HARTFORD MUTUAL FUNDS                                                    221

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.



The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250 thousand in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.



As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; and T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.



Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard Institutional Brokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.



OPENING AN ACCOUNT



IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

     -  non-retirement accounts: $1,000 per fund.

     -  retirement accounts: $1,000 per fund.

     - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

     -  subsequent investments: $50 per fund.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored

 222                                                   THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


wrap-fee programs or at the transfer agents discretion.


3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You, your financial representative or plan administrator can initiate any purchase, exchange or sale of shares.

                    ADDRESS:                                              PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                                1-888-THE-STAG (843-7824)
                 P.O. BOX 9140
           MINNEAPOLIS, MN 55480-9140                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                          ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                    223

BUYING SHARES



 ON THE WEB
                TO ACCESS YOUR ACCOUNTS
  (WIRE         - Visit www.hartfordinvestor.com
  GRAPHIC)      - Login by selecting Hartford Mutual Funds from the login
                  section, enter your User ID and password, and select
                  Login. First time users will need to create a password by
                  selecting the "Create Password" link.
                TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
                ACCOUNT
                - To purchase shares directly from your bank account, you
                  must first add your banking information online, by
                  selecting the Add Bank Instructions function.
                - Once bank instructions have been established, click on
                  "View Account Detail" for the appropriate account. Select
                  "Purchase Shares" from the "Select Action" menu, next to
                  the fund you want to purchase into.
                - Follow the instructions on the Purchase Shares Request
                  pages to complete and submit the request.
                TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD
                MUTUAL FUND
                - Click on "View Account Detail" for the appropriate
                  account. Select "Exchange Shares" from the "Select Action"
                  menu, next to the fund you want to exchange from.
                - Follow the instructions on the Exchange Shares Request
                  pages to complete and submit the request.
                  Note: The minimum amount when exchanging into a new fund
                  is $1,000 per fund.
 ON THE PHONE
                TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
  (PHONE        ACCOUNT
  GRAPHIC)      - Verify that your bank/credit union is a member of the
                  Automated Clearing House (ACH) system.
                - To place your order with a representative, call the
                  transfer agent at the number below between 8 A.M. and 7
                  P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                  Monday through Thursday and between 9:15 A.M. and 6 P.M.
                  Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                  on Friday.
                - Complete transaction instructions on a specific account
                  must be received in good order and confirmed by The
                  Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                  Central Time) or the close of the NYSE, whichever comes
                  first. Any transaction on an account received after the
                  close of the NYSE will receive the next business day's
                  offering price.
                - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.
                TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN
                EXISTING HARTFORD MUTUAL FUND
                - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an
                  exchange.
                Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.
 IN WRITING: WITH CHECK
                - Make out a check for the investment amount, payable to
  (CHECK          "The Hartford Mutual Funds."
  GRAPHIC)      - Complete the detachable investment slip from an account
                  statement, or write a note specifying the fund name and
                  share class, account number and the name(s) in which the
                  account is registered.
                - Deliver the check and your investment slip, or note, to
                  the address listed below.
                    The Hartford Mutual Funds
                    P.O. Box 9140
                    Minneapolis, MN 55480-9140
 BY EXCHANGE
                - Write a letter of instruction indicating the fund names,
  (ARROW          share class, account number, the name(s) in which the
  GRAPHIC)        accounts are registered, and your signature.
                - Deliver these instructions to your financial
                  representative or plan administrator, or mail to the
                  address listed below.
                    The Hartford Mutual Funds
                    P.O. Box 64387
                    St. Paul, MN 55164-0387
                  Note: The minimum amount when exchanging into a new fund
                  is $1,000 per fund.


 224                                                   THE HARTFORD MUTUAL FUNDS

 BY WIRE
                - Instruct your bank to wire the amount of your investment
  (WIRE           to:
  GRAPHIC)          US Bank National Association
                    9633 Lyndale Ave S
                    Bloomington, MN 55420-4270
                    ABA #091000022,
                    credit account no: 1-702-2514-1341
                    The Hartford Mutual Funds Purchase Account
                    For further credit to: (Your name)
                    Hartford Mutual Funds Account Number:
                    (Your account number)
                  Specify the fund name, share class, your account number
                  and the name(s) in which the account is registered. Your
                  bank may charge a fee to wire funds.

                                 PHONE NUMBER:
                           1-888-THE-STAG (843-7824)
                  OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
              PLAN ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                    225

SELLING SHARES ON THE WEB



 TO ACCESS YOUR ACCOUNTS
                - Visit www.hartfordinvestor.com
  (CHECK        - Select Mutual Funds on the menu bar
  GRAPHIC)      - Login by entering your User ID and password, and select
                  Login. First time users will need to create a password by
                  selecting the "Create Password" link.
                Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

                TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A CHECK
                MAILED TO YOUR ADDRESS OF RECORD
                - Click on "View Account Detail" for the appropriate
                  account. Select "Redeem Shares" from the "Select Action" menu, next to the fund you want to redeem from.
                - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.
                - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.

                TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD
                MUTUAL FUND
                - Click on "View Account Detail" for the appropriate
                  account. Select "Exchange Shares" from the "Select Action"
                  menu, next to the fund you want to exchange from.
                - Follow the instructions on the Exchange Shares Request
                  pages to complete and submit the request.
                Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.
 BY LETTER
                In certain circumstances, you will need to make your request
  [LETTER       to sell shares in writing. Requirements for the written
  GRAPHIC]      requests are shown below. A check will be mailed to the
                name(s) and address in which the account is registered or
                otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee which will be
                deducted from the redemption proceeds.
                - Write a letter of instruction or complete a power of
                  attorney indicating:
                  - Fund name
                  - Account number
                  - Share class
                  - The name(s) in which the account is registered
                  - Date of birth
                  - Residential address
                  - Social Security number
                  - Dollar value or the number of shares you wish to sell
                - Include all authorized signatures and any additional
                  documents that may be required (see below).
                - Obtain a Medallion signature guarantee if*:
                  - Your address of record has changed within the past 30
                  days
                  - You are selling more than $50,000 worth of worth of
                  shares
                  - You are requesting payment other than by check mailed to the address of record and payable to the registered
                  owner(s)
                - Mail the materials to the address below or to your plan
                  administrator

                ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:
                IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
                - Signatures and titles of all persons authorized to sign
                  for the account, exactly as the account is registered
                - Indicate the amount of federal income tax withholding to be applied to your distribution

                OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
                - Corporate resolution, certified within the past twelve
                  months, including signature of authorized signer(s) for the account


---------------
* Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

 226                                                   THE HARTFORD MUTUAL FUNDS

                OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
                - Signatures of the trustee(s)
                - Copies of the trust document pages, certified within the past twelve months, which display the name and date of
                  trust, along with the signature page
                Administrators, Conservators, Guardians, and Other Sellers
                or in Situations of Divorce or Death
                - Call 1-888-843-7824 for instructions
 BY PHONE
                - Certain types of accounts may be redeemed by telephone.
  (PHONE          This is limited to non-retirement accounts or IRA plans
  GRAPHIC)        where the shareowner is age 59 1/2 or older. For
                  circumstances in which you need to request to sell shares
                  in writing, see "Selling Shares by Letter."
                - Restricted to sales of up to $50,000 per shareowner any
                  7-day period.
                - Call the transfer agent to verify that the telephone
                  redemption privilege is in place on an account, or to
                  request the forms to add it to an existing account.
                - To place your order with a representative, call the
                  transfer agent at the number below between 8 A.M. and 7
                  P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                  Monday through Thursday and between 9:15 A.M. and 6 P.M.
                  Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                  on Friday.
                - Complete transaction instructions on a specific account
                  must be received in good order and confirmed by The
                  Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                  Central Time) or the close of the NYSE, whichever comes
                  first. Any transaction on an account received after the
                  close of the NYSE will receive the next business day's
                  offering price.
                - For automated service 24 hours a day using your touch-tone phone, call the number below.
 BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE
                - Fill out the "Bank Account or Credit Union Information"
  (WIRE           section of your new account application or the "Bank or
  GRAPHIC)        Credit Union Information Form" to add bank instructions to your account.
                - EFT transactions may be sent for amounts of $50-$50,000.
                  Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee
                  for this service.
                - Wire transfers of amounts of $500 or more are available
                  upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.
 BY EXCHANGE
                - Obtain a current prospectus for the fund into which you
  (ARROW          are exchanging by calling your financial representative or
  GRAPHIC)        the transfer agent at the number below.
                - Call your financial representative or the transfer agent to request an exchange.
                Note: The minimum amount when exchanging into a new fund is
                  $1,000 per fund.
 CHECKWRITING -- APPLIES TO MONEY MARKET FUND CLASS A SHARES ONLY
                - Fill out the "Class A Money Fund Checkwriting Signature
                  Card" section of your new account application.
                - Verify that the shares to be sold were purchased more than
                  10 days earlier or were purchased by wire. Checks written
                  on your account prior to the end of this period may result in those checks being returned to you for insufficient
                  funds.
                - Write a check for any amount over $100 and sign each check as designated on the account application.
                - You are entitled to distributions paid on your shares up to the time your check is presented to our bank for
                  payment.
                - You may not write a check for the entire value of your
                  account or close your account by writing a check.
                - If the amount of your check is greater than the value of your Money Market Fund account, the fund will return your
                  check for insufficient funds and your account will be
                  charged a $25 service fee.
                - Checks cleared and/or verified electronically will not be accepted.

To sell shares through a systematic withdrawal plan, see "Additional
Investor Services" under Transaction Policies.

                    ADDRESS:                                              PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                                1-888-THE-STAG (843-7824)
                 P.O. BOX 64387                          OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
            ST. PAUL, MN 55164-0387                       ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                    227

TRANSACTION POLICIES

--------------------------------------------------------------------------------

VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.


Except for the Money Market Fund, the funds (through certain Underlying Funds in the case of a fund of funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds in the case of a fund of funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds in the case of a fund of funds) may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds in the case of a fund of funds) uses a fair value pricing service approved by that fund's Board (or in the case of a fund of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds in the case of a fund of funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds in the case of a fund of funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds in the case of a fund of funds) were to sell the security at approximately the time at which that fund determines its NAV per share.



Debt securities (other than short-term obligations and floating rate loans) held by a fund (through certain Underlying Funds in the case of a fund of funds) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Generally, each fund, and in particular, High Yield Fund and Income Fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.


BUY AND SELL PRICES


When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through

 228                                                   THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES

--------------------------------------------------------------------------------

Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Floating Rate Fund redemptions will be processed at the next NAV calculated after your request is received, if your order is in "good order," but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Floating Rate Fund.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS


For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

EXCHANGES


You may exchange shares of one fund for shares of the same class of any other fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.


If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES



The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.


If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the

THE HARTFORD MUTUAL FUNDS                                                    229

TRANSACTION POLICIES

--------------------------------------------------------------------------------

revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.


Effective July 1, 2007, it is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.



During calendar year 2007, new SEC rules become effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be better able to apply its frequent trading policies to omnibus accounts.


The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund

 230                                                   THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES

--------------------------------------------------------------------------------

calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES


Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)


If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.

SALES IN ADVANCE OF PURCHASE PAYMENTS


When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS


Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS


All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES


ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund, Dividend and Growth Fund, Equity Income Fund, Balanced Allocation Fund, Conservative Allocation Fund, Target Retirement 2010 Fund and Target Retirement 2020 Fund are declared and paid quarterly. Dividends from the net investment income of the Income Allocation Fund and Retirement Income Fund are declared and paid monthly.

THE HARTFORD MUTUAL FUNDS                                                    231

TRANSACTION POLICIES

--------------------------------------------------------------------------------


Dividends from net investment income of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund and U.S. Government Securities Fund are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Notwithstanding the foregoing, in order to accommodate adjustments in asset allocations made by the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund as the mix of Underlying Funds in each of these funds changes over time, each of these funds reserves the right to change its dividend distribution policy at the discretion of each of these funds' Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.


If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund's ordinary income or short-term capital gains. Distributions paid from an Underlying Fund's long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS ONLY) Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

CALIFORNIA INCOME TAXATION (TAX-FREE CALIFORNIA FUND) Tax-Free California Fund complies with certain state tax requirements so that at least a portion of the dividends it pays are "exempt-interest dividends" as defined under California law. To be qualified to pay exempt-interest dividends under

 232                                                   THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES

--------------------------------------------------------------------------------


California law, at the close of each quarter of its taxable year, at least 50% percent of the value of the Tax-Free California Fund's total assets must consist of obligations which, when held by an individual, the interest therefrom is exempt from taxation by California. Exempt-interest dividends from Tax-Free California Fund may be subject to California taxes imposed on corporations when distributed to shareholders subject to those taxes.


MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund complies with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.

NEW YORK INCOME TAXATION (TAX-FREE NEW YORK FUND) Tax-Free New York Fund complies with certain state tax requirements so that individual shareholders of Tax-Free New York Fund that are residents of New York State will not be subject to New York State income tax on distributions which are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, Tax-Free New York Fund will invest in New York State or municipal bonds. Individual shareholders of Tax-Free New York Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from Tax-Free New York Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes.

INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund in the case of a fund of funds) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES


ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund. Deliver your first investment check ($50 minimum per fund) made payable to "The Hartford Mutual Funds" and application to your financial representative or the transfer agent.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify The Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

THE HARTFORD MUTUAL FUNDS                                                    233

TRANSACTION POLICIES

--------------------------------------------------------------------------------

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

 234                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.


THE HARTFORD MUTUAL FUNDS                                                    235

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD ADVISERS FUND
 For the Year Ended October
  31, 2006
 Class A......................   $15.34       $ 0.31        $ 1.38        $ 1.69      $ (0.29)
 Class B......................    15.19         0.18          1.37          1.55        (0.17)
 Class C......................    15.34         0.19          1.38          1.57        (0.18)
 For the Year Ended October
  31, 2005(g)
 Class A......................    14.57         0.26          0.80          1.06        (0.29)
 Class B......................    14.43         0.14          0.79          0.93        (0.17)
 Class C......................    14.56         0.16          0.80          0.96        (0.18)
 For the Year Ended October
  31, 2004(g)
 Class A......................    14.19         0.18          0.38          0.56        (0.18)
 Class B......................    14.05         0.07          0.38          0.45        (0.07)
 Class C......................    14.18         0.09          0.37          0.46        (0.08)
 For the Year Ended October
  31, 2003(g)
 Class A......................    12.67         0.19          1.52          1.71        (0.19)
 Class B......................    12.54         0.09          1.51          1.60        (0.09)
 Class C......................    12.66         0.11          1.52          1.63        (0.11)
 For the Year Ended October
  31, 2002(g)
 Class A......................    14.38         0.21         (1.69)        (1.48)       (0.23)
 Class B......................    14.24         0.11         (1.68)        (1.57)       (0.13)
 Class C......................    14.37         0.12         (1.69)        (1.57)       (0.14)
THE HARTFORD BALANCED INCOME
 FUND
 From (commencement of
  operations) July 31, 2006,
  through October 31, 2006
 Class A......................    10.00         0.09          0.39          0.48        (0.06)
 Class B......................    10.00         0.07          0.38          0.45        (0.04)
 Class C......................    10.00         0.06          0.40          0.46        (0.05)
THE HARTFORD CAPITAL
 APPRECIATION FUND
 For the Year Ended October
  31, 2006
 Class A......................    36.51         0.15          6.43          6.58           --
 Class B......................    33.90        (0.10)         5.87          5.77           --
 Class C......................    34.00        (0.07)         5.89          5.82           --
 For the Year Ended October
  31, 2005
 Class A......................    30.80         0.09          5.62          5.71           --
 Class B......................    28.82        (0.15)         5.23          5.08           --
 Class C......................    28.88        (0.11)         5.23          5.12           --
 For the Year Ended October
  31, 2004
 Class A......................    26.50        (0.01)         4.31          4.30           --
 Class B......................    24.97        (0.21)         4.06          3.85           --
 Class C......................    25.00        (0.18)         4.06          3.88           --
 For the Year Ended October
  31, 2003
 Class A......................    20.47        (0.04)         6.07          6.03           --
 Class B......................    19.44        (0.19)         5.72          5.53           --
 Class C......................    19.44        (0.16)         5.72          5.56           --
 For the Year Ended October
  31, 2002(g)
 Class A......................    24.12        (0.06)        (3.59)        (3.65)          --
 Class B......................    23.06        (0.25)        (3.37)        (3.62)          --
 Class C......................    23.04        (0.22)        (3.38)        (3.60)          --
THE HARTFORD CAPITAL
 APPRECIATION II FUND
 For the Year Ended October
  31, 2006
 Class A......................    11.07        (0.01)         2.22          2.21           --
 Class B......................    11.02        (0.07)         2.19          2.12           --
 Class C......................    11.04        (0.06)         2.17          2.11           --
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class A......................    10.00        (0.01)         1.08          1.07           --
 Class B......................    10.00        (0.03)         1.05          1.02           --
 Class C......................    10.00        (0.03)         1.07          1.04           --


                                                    -- SELECTED PER-SHARE DATA(A) --
                                -------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)     VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ----------
THE HARTFORD ADVISERS FUND
 For the Year Ended October
  31, 2006
 Class A......................     $   --          $   --          $(0.29)         $ 1.40        $16.74
 Class B......................         --              --           (0.17)           1.38         16.57
 Class C......................         --              --           (0.18)           1.39         16.73
 For the Year Ended October
  31, 2005(g)
 Class A......................         --              --           (0.29)           0.77         15.34
 Class B......................         --              --           (0.17)           0.76         15.19
 Class C......................         --              --           (0.18)           0.78         15.34
 For the Year Ended October
  31, 2004(g)
 Class A......................         --              --           (0.18)           0.38         14.57
 Class B......................         --              --           (0.07)           0.38         14.43
 Class C......................         --              --           (0.08)           0.38         14.56
 For the Year Ended October
  31, 2003(g)
 Class A......................         --              --           (0.19)           1.52         14.19
 Class B......................         --              --           (0.09)           1.51         14.05
 Class C......................         --              --           (0.11)           1.52         14.18
 For the Year Ended October
  31, 2002(g)
 Class A......................         --              --           (0.23)          (1.71)        12.67
 Class B......................         --              --           (0.13)          (1.70)        12.54
 Class C......................                         --           (0.14)          (1.71)        12.66
THE HARTFORD BALANCED INCOME
 FUND
 From (commencement of
  operations) July 31, 2006,
  through October 31, 2006
 Class A......................         --              --           (0.06)           0.42         10.42
 Class B......................         --              --           (0.04)           0.41         10.41
 Class C......................         --              --           (0.05)           0.41         10.41
THE HARTFORD CAPITAL
 APPRECIATION FUND
 For the Year Ended October
  31, 2006
 Class A......................      (3.42)             --           (3.42)           3.16         39.67
 Class B......................      (3.42)             --           (3.42)           2.35         36.25
 Class C......................      (3.42)             --           (3.42)           2.40         36.40
 For the Year Ended October
  31, 2005
 Class A......................         --              --              --            5.71         36.51
 Class B......................         --              --              --            5.08         33.90
 Class C......................         --              --              --            5.12         34.00
 For the Year Ended October
  31, 2004
 Class A......................         --              --              --            4.30         30.80
 Class B......................         --              --              --            3.85         28.82
 Class C......................         --              --              --            3.88         28.88
 For the Year Ended October
  31, 2003
 Class A......................         --              --              --            6.03         26.50
 Class B......................         --              --              --            5.53         24.97
 Class C......................         --              --              --            5.56         25.00
 For the Year Ended October
  31, 2002(g)
 Class A......................         --              --              --           (3.65)        20.47
 Class B......................         --              --              --           (3.62)        19.44
 Class C......................         --              --              --           (3.60)        19.44
THE HARTFORD CAPITAL
 APPRECIATION II FUND
 For the Year Ended October
  31, 2006
 Class A......................      (0.15)             --           (0.15)           2.06         13.13
 Class B......................      (0.15)             --           (0.15)           1.97         12.99
 Class C......................      (0.15)             --           (0.15)           1.96         13.00
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class A......................         --              --              --            1.07         11.07
 Class B......................         --              --              --            1.02         11.02
 Class C......................         --              --              --            1.04         11.04

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ----------
THE HARTFORD ADVISERS FUND
 For the Year Ended October
  31, 2006
 Class A......................     11.16%   $1,110,324          1.17%              1.12%            1.86%         99%
 Class B......................     10.25       341,772          1.96               1.91             1.07          --
 Class C......................     10.32       219,580          1.87               1.82             1.16          --
 For the Year Ended October
  31, 2005(g)
 Class A......................      7.30     1,222,944          1.21               1.19             1.73          66
 Class B......................      6.48       437,462          1.99               1.98             0.95          --
 Class C......................      6.63       253,605          1.91               1.89             1.06          --
 For the Year Ended October
  31, 2004(g)
 Class A......................      3.93(h)  1,539,264          1.22               1.22             1.23          42
 Class B......................      3.21(h)    550,499          1.95               1.95             0.50          --
 Class C......................      3.27(h)    355,711          1.86               1.86             0.58          --
 For the Year Ended October
  31, 2003(g)
 Class A......................     13.62     1,470,569          1.40               1.39             1.44          46
 Class B......................     12.86       593,179          2.13               2.12             0.72          --
 Class C......................     12.92       421,814          2.00               2.00             0.84          --
 For the Year Ended October
  31, 2002(g)
 Class A......................    (10.42)    1,245,331          1.41               1.36             1.56          44
 Class B......................    (11.11)      567,953          2.08               2.08             0.84          --
 Class C......................    (10.99)      422,520          1.97               1.97             0.95          --
THE HARTFORD BALANCED INCOME
 FUND
 From (commencement of
  operations) July 31, 2006,
  through October 31, 2006
 Class A......................      4.78(f)     11,513          1.58(e)            1.25(e)          3.48(e)        8
 Class B......................      4.54(f)        304          2.34(e)            2.00(e)          2.73(e)       --
 Class C......................      4.56(f)        400          2.39(e)            2.00(e)          2.67(e)       --
THE HARTFORD CAPITAL
 APPRECIATION FUND
 For the Year Ended October
  31, 2006
 Class A......................     19.56     9,312,766          1.18               1.18             0.47          74
 Class B......................     18.59     1,868,359          1.97               1.97            (0.31)         --
 Class C......................     18.69     2,968,472          1.90               1.90            (0.25)         --
 For the Year Ended October
  31, 2005
 Class A......................     18.54     6,071,891          1.26               1.26             0.31          93
 Class B......................     17.63     1,631,199          2.03               2.03            (0.45)         --
 Class C......................     17.73     1,834,562          1.94               1.94            (0.37)         --
 For the Year Ended October
  31, 2004
 Class A......................     16.23     4,203,178          1.35               1.35            (0.05)         78
 Class B......................     15.42     1,432,121          2.06               2.06            (0.78)         --
 Class C......................     15.52     1,348,972          1.97               1.97            (0.68)         --
 For the Year Ended October
  31, 2003
 Class A......................     29.46     2,357,913          1.45               1.43            (0.13)        113
 Class B......................     28.45     1,140,154          2.17               2.17            (0.87)         --
 Class C......................     28.60       981,246          2.05               2.05            (0.75)         --
 For the Year Ended October
  31, 2002(g)
 Class A......................    (15.13)    1,700,765          1.45               1.40            (0.28)        112
 Class B......................    (15.70)      884,553          2.14               2.14            (1.04)         --
 Class C......................    (15.62)      738,988          2.02               2.02            (0.92)         --
THE HARTFORD CAPITAL
 APPRECIATION II FUND
 For the Year Ended October
  31, 2006
 Class A......................     20.21       241,238          1.66               1.60            (0.13)        113
 Class B......................     19.48        29,169          2.54               2.35            (0.88)         --
 Class C......................     19.35        97,678          2.37               2.33            (0.86)         --
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class A......................     10.70(f)     56,981          1.99(e)            1.60(e)         (0.30)(e)      46
 Class B......................     10.20(f)      6,343          2.97(e)            2.35(e)         (1.10)(e)      --
 Class C......................     10.40(f)     19,494          2.82(e)            2.35(e)         (1.12)(e)      --


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 254.

(e) Annualized.
(f) Not annualized.

(g) Per share amounts have been calculated using average shares outstanding method.


(h) Total Return without the Payment from Affiliate, as noted in the Statement of Operations, can be found on page 258.


 236                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD DISCIPLINED
 EQUITY FUND
 For the Year Ended October
  31, 2006
 Class A......................   $11.78       $ 0.04        $ 1.39        $ 1.43      $ (0.02)
 Class B......................    11.25        (0.03)         1.31          1.28           --
 Class C......................    11.26        (0.04)         1.32          1.28           --
 For the Year Ended October
  31, 2005
 Class A......................    10.67         0.10          1.09          1.19        (0.08)
 Class B......................    10.20        (0.02)         1.08          1.06        (0.01)
 Class C......................    10.22        (0.02)         1.07          1.05        (0.01)
 For the Year Ended October
  31, 2004
 Class A......................    10.08         0.03          0.57          0.60        (0.01)
 Class B......................     9.70        (0.05)         0.55          0.50           --
 Class C......................     9.71        (0.05)         0.56          0.51           --
 For the Year Ended October
  31, 2003
 Class A......................     8.43         0.02          1.63          1.65           --
 Class B......................     8.17        (0.04)         1.57          1.53           --
 Class C......................     8.18        (0.04)         1.57          1.53           --
 For the Year Ended October
  31, 2002(g)
 Class A......................    10.36           --         (1.93)        (1.93)          --
 Class B......................    10.10        (0.11)        (1.82)        (1.93)          --
 Class C......................    10.11        (0.06)        (1.87)        (1.93)          --
THE HARTFORD DIVIDEND AND
 GROWTH FUND
 For the Year Ended October
  31, 2006(g)
 Class A......................    19.10         0.26          3.14          3.40        (0.26)
 Class B......................    18.84         0.09          3.10          3.19        (0.10)
 Class C......................    18.81         0.12          3.08          3.20        (0.12)
 For the Year Ended October
  31, 2005
 Class A......................    17.79         0.23          1.51          1.74        (0.24)
 Class B......................    17.56         0.08          1.48          1.56        (0.09)
 Class C......................    17.53         0.10          1.48          1.58        (0.11)
 For the Year Ended October
  31, 2004
 Class A......................    15.94         0.17          1.82          1.99        (0.14)
 Class B......................    15.75         0.03          1.80          1.83        (0.02)
 Class C......................    15.72         0.06          1.79          1.85        (0.04)
 For the Year Ended October
  31, 2003
 Class A......................    13.58         0.12          2.37          2.49        (0.13)(i)
 Class B......................    13.43         0.03          2.32          2.35        (0.03)(i)
 Class C......................    13.40         0.04          2.32          2.36        (0.04)(i)
 For the Year Ended October
  31, 2002(g)
 Class A......................    15.53         0.12         (1.71)        (1.59)       (0.12)
 Class B......................    15.37         0.02         (1.70)        (1.68)       (0.02)
 Class C......................    15.33         0.03         (1.69)        (1.66)       (0.03)
THE HARTFORD EQUITY INCOME
 FUND
 For the Year Ended October
  31, 2006
 Class A......................    12.09         0.26          1.96          2.22        (0.28)
 Class B......................    12.07         0.16          1.94          2.10        (0.17)
 Class C......................    12.08         0.17          1.96          2.13        (0.19)
 For the Year Ended October
  31, 2005
 Class A......................    11.28         0.27          0.82          1.09        (0.26)
 Class B......................    11.26         0.17          0.82          0.99        (0.16)
 Class C......................    11.27         0.20          0.81          1.01        (0.18)
 For the Year Ended October
  31, 2004
 Class A......................    10.37         0.21          0.90          1.11        (0.20)
 Class B......................    10.36         0.13          0.89          1.02        (0.12)
 Class C......................    10.36         0.15          0.89          1.04        (0.13)
 From (commencement of
  operations) August 28, 2003,
  through October 31, 2003
 Class A......................    10.00         0.02          0.35          0.37           --
 Class B......................    10.00         0.01          0.35          0.36           --
 Class C......................    10.00         0.01          0.35          0.36           --


                                                    -- SELECTED PER-SHARE DATA(A) --
                                -------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)     VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ----------
THE HARTFORD DISCIPLINED
 EQUITY FUND
 For the Year Ended October
  31, 2006
 Class A......................     $   --          $   --          $(0.02)         $ 1.41        $13.19
 Class B......................         --              --              --            1.28         12.53
 Class C......................         --              --              --            1.28         12.54
 For the Year Ended October
  31, 2005
 Class A......................         --              --           (0.08)           1.11         11.78
 Class B......................         --              --           (0.01)           1.05         11.25
 Class C......................         --              --           (0.01)           1.04         11.26
 For the Year Ended October
  31, 2004
 Class A......................         --              --           (0.01)           0.59         10.67
 Class B......................         --              --              --            0.50         10.20
 Class C......................         --              --              --            0.51         10.22
 For the Year Ended October
  31, 2003
 Class A......................         --              --              --            1.65         10.08
 Class B......................         --              --              --            1.53          9.70
 Class C......................         --              --              --            1.53          9.71
 For the Year Ended October
  31, 2002(g)
 Class A......................         --              --              --           (1.93)         8.43
 Class B......................         --              --              --           (1.93)         8.17
 Class C......................         --              --              --           (1.93)         8.18
THE HARTFORD DIVIDEND AND
 GROWTH FUND
 For the Year Ended October
  31, 2006(g)
 Class A......................      (0.76)             --           (1.02)           2.38         21.48
 Class B......................      (0.76)             --           (0.86)           2.33         21.17
 Class C......................      (0.76)             --           (0.88)           2.32         21.13
 For the Year Ended October
  31, 2005
 Class A......................      (0.19)             --           (0.43)           1.31         19.10
 Class B......................      (0.19)             --           (0.28)           1.28         18.84
 Class C......................      (0.19)             --           (0.30)           1.28         18.81
 For the Year Ended October
  31, 2004
 Class A......................         --              --           (0.14)           1.85         17.79
 Class B......................         --              --           (0.02)           1.81         17.56
 Class C......................         --              --           (0.04)           1.81         17.53
 For the Year Ended October
  31, 2003
 Class A......................         --              --           (0.13)           2.36         15.94
 Class B......................         --              --           (0.03)           2.32         15.75
 Class C......................         --              --           (0.04)           2.32         15.72
 For the Year Ended October
  31, 2002(g)
 Class A......................      (0.24)             --           (0.36)          (1.95)        13.58
 Class B......................      (0.24)             --           (0.26)          (1.94)        13.43
 Class C......................      (0.24)             --           (0.27)          (1.93)        13.40
THE HARTFORD EQUITY INCOME
 FUND
 For the Year Ended October
  31, 2006
 Class A......................      (0.03)             --           (0.31)           1.91         14.00
 Class B......................      (0.03)             --           (0.20)           1.90         13.97
 Class C......................      (0.03)             --           (0.22)           1.91         13.99
 For the Year Ended October
  31, 2005
 Class A......................      (0.02)             --           (0.28)           0.81         12.09
 Class B......................      (0.02)             --           (0.18)           0.81         12.07
 Class C......................      (0.02)             --           (0.20)           0.81         12.08
 For the Year Ended October
  31, 2004
 Class A......................         --              --           (0.20)           0.91         11.28
 Class B......................         --              --           (0.12)           0.90         11.26
 Class C......................         --              --           (0.13)           0.91         11.27
 From (commencement of
  operations) August 28, 2003,
  through October 31, 2003
 Class A......................         --              --              --            0.37         10.37
 Class B......................         --              --              --            0.36         10.36
 Class C......................         --              --              --            0.36         10.36

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ----------
THE HARTFORD DISCIPLINED
 EQUITY FUND
 For the Year Ended October
  31, 2006
 Class A......................     12.13%     $189,375          1.40%              1.40%            0.39%         67%
 Class B......................     11.38        35,673          2.30               2.07            (0.28)         --
 Class C......................     11.37        29,153          2.10               2.10            (0.31)         --
 For the Year Ended October
  31, 2005
 Class A......................     11.19       209,721          1.41               1.40             0.81          61
 Class B......................     10.35        39,806          2.34               2.15             0.06          --
 Class C......................     10.29        33,690          2.11               2.11             0.12          --
 For the Year Ended October
  31, 2004
 Class A......................      5.92       241,014          1.46               1.45             0.30          62
 Class B......................      5.16        44,561          2.34               2.15            (0.41)         --
 Class C......................      5.25(h)     40,965          2.10               2.10            (0.36)         --
 For the Year Ended October
  31, 2003
 Class A......................     19.57       243,842          1.56               1.45             0.24          76
 Class B......................     18.73        47,888          2.30               2.15            (0.46)         --
 Class C......................     18.70        46,162          2.17               2.15            (0.46)         --
 For the Year Ended October
  31, 2002(g)
 Class A......................    (18.63)      230,545          1.57               1.45            (0.03)         89
 Class B......................    (19.11)       43,431          2.26               2.15            (1.03)         --
 Class C......................    (19.09)       44,054          2.13               2.13            (0.80)         --
THE HARTFORD DIVIDEND AND
 GROWTH FUND
 For the Year Ended October
  31, 2006(g)
 Class A......................     18.63     2,626,634          1.14               1.14             1.32          29
 Class B......................     17.63       365,678          1.99               1.99             0.48          --
 Class C......................     17.75       317,139          1.87               1.87             0.60          --
 For the Year Ended October
  31, 2005
 Class A......................      9.87     2,109,617          1.17               1.17             1.25          26
 Class B......................      8.92       343,650          2.01               2.01             0.41          --
 Class C......................      9.08       280,967          1.89               1.89             0.54          --
 For the Year Ended October
  31, 2004
 Class A......................     12.53(h)  1,838,567          1.23               1.23             0.96          25
 Class B......................     11.62       319,512          2.04               2.04             0.16          --
 Class C......................     11.76(h)    277,706          1.90               1.90             0.29          --
 For the Year Ended October
  31, 2003
 Class A......................     18.42     1,296,982          1.41               1.40             0.88          31
 Class B......................     17.52       257,856          2.14               2.13             0.16          --
 Class C......................     17.67       230,348          2.02               2.02             0.27          --
 For the Year Ended October
  31, 2002(g)
 Class A......................    (10.64)      808,633          1.46               1.40             0.78          33
 Class B......................    (11.15)      185,731          2.13               2.10             0.08          --
 Class C......................    (11.08)      164,260          2.02               2.02             0.15          --
THE HARTFORD EQUITY INCOME
 FUND
 For the Year Ended October
  31, 2006
 Class A......................     18.70       529,664          1.30               1.00             2.02          24
 Class B......................     17.67        43,198          2.14               1.84             1.19          --
 Class C......................     17.88        61,572          2.01               1.71             1.33          --
 For the Year Ended October
  31, 2005
 Class A......................      9.74       379,604          1.34               0.51             2.41          23
 Class B......................      8.84        33,989          2.18               1.38             1.53          --
 Class C......................      9.00        53,435          2.03               1.23             1.70          --
 For the Year Ended October
  31, 2004
 Class A......................     10.82       211,826          1.40               0.56             2.26          22
 Class B......................      9.93        18,438          2.20               1.37             1.46          --
 Class C......................     10.12        44,043          2.02               1.19             1.64          --
 From (commencement of
  operations) August 28, 2003,
  through October 31, 2003
 Class A......................      3.70(f)     26,649          1.53(e)            0.73(e)          1.81(e)        1
 Class B......................      3.60(f)      2,421          2.27(e)            1.47(e)          1.10(e)       --
 Class C......................      3.60(f)      7,639          2.15(e)            1.35(e)          1.23(e)       --


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 254.

(e) Annualized.
(f) Not annualized.

(g) Per share amounts have been calculated using average shares outstanding method.


(h) Total Return without the Payment from Affiliate, as noted in the Statement of Operations, can be found on page 258.


(i) This includes a tax return of capital less than $0.01.



THE HARTFORD MUTUAL FUNDS                                                    237

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD FLOATING RATE
 FUND
 For the Year Ended October
  31, 2006
 Class A......................   $10.09       $ 0.62        $ 0.02        $ 0.64      $ (0.62)
 Class B......................    10.08         0.54          0.03          0.57        (0.54)
 Class C......................    10.08         0.55          0.03          0.58        (0.55)
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class A......................    10.00         0.22          0.08          0.30        (0.21)
 Class B......................    10.00         0.19          0.08          0.27        (0.19)
 Class C......................    10.00         0.18          0.09          0.27        (0.19)
THE HARTFORD FOCUS FUND
 For the Year Ended October
  31, 2006
 Class A......................    10.26         0.02          0.81          0.83        (0.07)
 Class B......................     9.94        (0.06)         0.78          0.72           --
 Class C......................     9.94        (0.07)         0.80          0.73           --
 For the Year Ended October
  31, 2005
 Class A......................     9.14         0.08          1.04          1.12           --
 Class B......................     8.92        (0.01)         1.03          1.02           --
 Class C......................     8.92        (0.01)         1.03          1.02           --
 For the Year Ended October
  31, 2004
 Class A......................     8.94        (0.02)         0.22          0.20           --
 Class B......................     8.79        (0.10)         0.23          0.13           --
 Class C......................     8.78        (0.09)         0.23          0.14           --
 For the Year Ended October
  31, 2003
 Class A......................     7.32        (0.02)         1.64          1.62           --
 Class B......................     7.25        (0.08)         1.62          1.54           --
 Class C......................     7.24        (0.08)         1.62          1.54           --
 For the Year Ended October
  31, 2002(g)
 Class A......................     8.82        (0.05)        (1.45)        (1.50)          --
 Class B......................     8.79        (0.12)        (1.42)        (1.54)          --
 Class C......................     8.79        (0.12)        (1.43)        (1.55)          --
THE HARTFORD GLOBAL
 COMMUNICATIONS FUND
 For the Year Ended October
  31, 2006
 Class A......................     7.12         0.15          0.88          1.03        (0.10)
 Class B......................     6.92         0.09          0.87          0.96        (0.07)
 Class C......................     6.91         0.06          0.88          0.94        (0.05)
 For the Year Ended October
  31, 2005
 Class A......................     5.48         0.09          1.60          1.69        (0.05)
 Class B......................     5.34         0.05          1.55          1.60        (0.02)
 Class C......................     5.33         0.05          1.55          1.60        (0.02)
 For the Year Ended October
  31, 2004(g)
 Class A......................     4.67         0.06          0.75          0.81           --
 Class B......................     4.58         0.02          0.74          0.76           --
 Class C......................     4.57         0.02          0.74          0.76           --
 For the Year Ended October
  31, 2003
 Class A......................     3.24        (0.01)         1.44          1.43           --
 Class B......................     3.19        (0.03)         1.42          1.39           --
 Class C......................     3.19        (0.03)         1.41          1.38           --
 For the Year Ended October
  31, 2002(g)
 Class A......................     4.57           --         (1.33)        (1.33)          --
 Class B......................     4.54        (0.04)        (1.31)        (1.35)          --
 Class C......................     4.54        (0.04)        (1.31)        (1.35)          --


                                                    -- SELECTED PER-SHARE DATA(A) --
                                -------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)     VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ----------
THE HARTFORD FLOATING RATE
 FUND
 For the Year Ended October
  31, 2006
 Class A......................     $   --          $   --          $(0.62)         $ 0.02        $10.11
 Class B......................         --              --           (0.54)           0.03         10.11
 Class C......................         --              --           (0.55)           0.03         10.11
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class A......................         --              --           (0.21)           0.09         10.09
 Class B......................         --              --           (0.19)           0.08         10.08
 Class C......................         --              --           (0.19)           0.08         10.08
THE HARTFORD FOCUS FUND
 For the Year Ended October
  31, 2006
 Class A......................         --              --           (0.07)           0.76         11.02
 Class B......................         --              --              --            0.72         10.66
 Class C......................         --              --              --            0.73         10.67
 For the Year Ended October
  31, 2005
 Class A......................         --              --              --            1.12         10.26
 Class B......................         --              --              --            1.02          9.94
 Class C......................         --              --              --            1.02          9.94
 For the Year Ended October
  31, 2004
 Class A......................         --              --              --            0.20          9.14
 Class B......................         --              --              --            0.13          8.92
 Class C......................         --              --              --            0.14          8.92
 For the Year Ended October
  31, 2003
 Class A......................         --              --              --            1.62          8.94
 Class B......................         --              --              --            1.54          8.79
 Class C......................         --              --              --            1.54          8.78
 For the Year Ended October
  31, 2002(g)
 Class A......................         --              --              --           (1.50)         7.32
 Class B......................         --              --              --           (1.54)         7.25
 Class C......................         --              --              --           (1.55)         7.24
THE HARTFORD GLOBAL
 COMMUNICATIONS FUND
 For the Year Ended October
  31, 2006
 Class A......................         --              --           (0.10)           0.93          8.05
 Class B......................         --              --           (0.07)           0.89          7.81
 Class C......................         --              --           (0.05)           0.89          7.80
 For the Year Ended October
  31, 2005
 Class A......................         --              --           (0.05)           1.64          7.12
 Class B......................         --              --           (0.02)           1.58          6.92
 Class C......................         --              --           (0.02)           1.58          6.91
 For the Year Ended October
  31, 2004(g)
 Class A......................         --              --              --            0.81          5.48
 Class B......................         --              --              --            0.76          5.34
 Class C......................         --              --              --            0.76          5.33
 For the Year Ended October
  31, 2003
 Class A......................         --              --              --            1.43          4.67
 Class B......................         --              --              --            1.39          4.58
 Class C......................         --              --              --            1.38          4.57
 For the Year Ended October
  31, 2002(g)
 Class A......................         --              --              --           (1.33)         3.24
 Class B......................         --              --              --           (1.35)         3.19
 Class C......................         --              --              --           (1.35)         3.19

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ----------
THE HARTFORD FLOATING RATE
 FUND
 For the Year Ended October
  31, 2006
 Class A......................      6.56%   $1,500,394          0.98%              0.50%            6.71%         33%
 Class B......................      5.79        42,182          1.83               1.35             5.84          --
 Class C......................      5.86       828,910          1.77               1.28             5.93          --
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class A......................      3.06(f)    169,485          1.03(e)            0.29(e)          5.68(e)       15
 Class B......................      2.66(f)      5,659          1.89(e)            1.04(e)          4.91(e)       --
 Class C......................      2.67(f)     92,710          1.79(e)            1.02(e)          5.03(e)       --
THE HARTFORD FOCUS FUND
 For the Year Ended October
  31, 2006
 Class A......................      8.07        40,215          1.68               1.50             0.14         123
 Class B......................      7.24        13,162          2.47               2.25            (0.61)         --
 Class C......................      7.34        13,065          2.39               2.25            (0.61)         --
 For the Year Ended October
  31, 2005
 Class A......................     12.31        50,067          1.65               1.60(i)          0.68         112
 Class B......................     11.44        15,156          2.45               2.35(i)         (0.09)         --
 Class C......................     11.44        16,737          2.36               2.35(i)         (0.05)         --
 For the Year Ended October
  31, 2004
 Class A......................      2.24(h)     67,212          1.62               1.62(i)         (0.25)        104
 Class B......................      1.48(h)     18,610          2.36               2.35(i)         (0.98)         --
 Class C......................      1.59(h)     23,901          2.28               2.28(i)         (0.91)         --
 For the Year Ended October
  31, 2003
 Class A......................     22.13        70,002          1.76               1.65            (0.29)        138
 Class B......................     21.24        21,058          2.49               2.35            (1.00)         --
 Class C......................     21.27        27,158          2.36               2.35            (0.99)         --
 For the Year Ended October
  31, 2002(g)
 Class A......................    (17.01)       66,432          1.76               1.65            (0.53)        215
 Class B......................    (17.52)       18,862          2.43               2.35            (1.23)         --
 Class C......................    (17.63)       25,847          2.34               2.34            (1.22)         --
THE HARTFORD GLOBAL
 COMMUNICATIONS FUND
 For the Year Ended October
  31, 2006
 Class A......................     14.60        17,091          1.89               1.15             1.83         104
 Class B......................     13.93         4,124          2.87               1.78             1.18          --
 Class C......................     13.74         5,321          2.74               1.90             1.01          --
 For the Year Ended October
  31, 2005
 Class A......................     31.01        15,986          2.01               1.51             1.75          45
 Class B......................     29.92         2,815          3.22               2.26             1.02          --
 Class C......................     29.97         2,765          2.94               2.25             1.08          --
 For the Year Ended October
  31, 2004(g)
 Class A......................     17.34         8,929          1.93               1.65             1.08          85
 Class B......................     16.59         1,482          3.32               2.35             0.37          --
 Class C......................     16.63         1,306          2.97               2.35             0.43          --
 For the Year Ended October
  31, 2003
 Class A......................     44.14         6,419          1.95               1.65            (0.08)        100
 Class B......................     43.57         1,555          2.68               2.35            (0.79)         --
 Class C......................     43.26         1,305          2.55               2.35            (0.77)         --
 For the Year Ended October
  31, 2002(g)
 Class A......................    (29.10)        3,506          2.03               1.65            (0.10)         84
 Class B......................    (29.74)          846          2.70               2.35            (0.80)         --
 Class C......................    (29.74)          736          2.57               2.35            (0.78)         --


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 254.

(e) Annualized.
(f) Not annualized.

(g) Per share amounts have been calculated using average shares outstanding method.


(h) Total Return without the Payment from Affiliate, as noted in the Statement of Operations, can be found on page 258.


 238                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD GLOBAL FINANCIAL
 SERVICES FUND
 For the Year Ended October
  31, 2006
 Class A......................   $11.60       $ 0.12        $ 2.40        $ 2.52      $ (0.11)
 Class B......................    11.39         0.08          2.31          2.39        (0.04)
 Class C......................    11.39         0.05          2.32          2.37        (0.03)
 For the Year Ended October
  31, 2005
 Class A......................    10.44         0.11          1.18          1.29        (0.13)
 Class B......................    10.26         0.01          1.18          1.19        (0.06)
 Class C......................    10.26         0.02          1.17          1.19        (0.06)
 For the Year Ended October
  31, 2004(e)
 Class A......................     9.71         0.12          0.69          0.81        (0.08)
 Class B......................     9.55         0.05          0.69          0.74        (0.03)
 Class C......................     9.55         0.05          0.69          0.74        (0.03)
 For the Year Ended October
  31, 2003
 Class A......................     8.03         0.07          1.65          1.72        (0.04)
 Class B......................     7.92         0.02          1.61          1.63           --
 Class C......................     7.92         0.02          1.61          1.63           --
 For the Year Ended October
  31, 2002(e)
 Class A......................     9.37         0.04         (1.38)        (1.34)          --
 Class B......................     9.30        (0.02)        (1.36)        (1.38)          --
 Class C......................     9.30        (0.02)        (1.36)        (1.38)          --
THE HARTFORD GLOBAL HEALTH
 FUND
 For the Year Ended October
  31, 2006
 Class A......................    16.50        (0.07)         2.41          2.34           --
 Class B......................    15.81        (0.20)         2.31          2.11           --
 Class C......................    15.81        (0.18)         2.30          2.12           --
 For the Year Ended October
  31, 2005
 Class A......................    15.00        (0.08)         2.35          2.27           --
 Class B......................    14.50        (0.20)         2.28          2.08           --
 Class C......................    14.51        (0.19)         2.26          2.07           --
 For the Year Ended October
  31, 2004
 Class A......................    13.80        (0.10)         1.36          1.26           --
 Class B......................    13.43        (0.20)         1.33          1.13           --
 Class C......................    13.44        (0.20)         1.33          1.13           --
 For the Year Ended October
  31, 2003
 Class A......................    11.42        (0.07)         2.75          2.68           --
 Class B......................    11.20        (0.15)         2.68          2.53           --
 Class C......................    11.21        (0.15)         2.68          2.53           --
 For the Year Ended October
  31, 2002(e)
 Class A......................    13.47        (0.09)        (1.68)        (1.77)          --
 Class B......................    13.31        (0.18)        (1.65)        (1.83)          --
 Class C......................    13.32        (0.18)        (1.65)        (1.83)          --


                                                    -- SELECTED PER-SHARE DATA(A) --
                                -------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)     VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ----------
THE HARTFORD GLOBAL FINANCIAL
 SERVICES FUND
 For the Year Ended October
  31, 2006
 Class A......................     $   --          $   --          $(0.11)         $ 2.41        $14.01
 Class B......................         --              --           (0.04)           2.35         13.74
 Class C......................         --              --           (0.03)           2.34         13.73
 For the Year Ended October
  31, 2005
 Class A......................         --              --           (0.13)           1.16         11.60
 Class B......................         --              --           (0.06)           1.13         11.39
 Class C......................         --              --           (0.06)           1.13         11.39
 For the Year Ended October
  31, 2004(e)
 Class A......................         --              --           (0.08)           0.73         10.44
 Class B......................         --              --           (0.03)           0.71         10.26
 Class C......................         --              --           (0.03)           0.71         10.26
 For the Year Ended October
  31, 2003
 Class A......................         --              --           (0.04)           1.68          9.71
 Class B......................         --              --              --            1.63          9.55
 Class C......................         --              --              --            1.63          9.55
 For the Year Ended October
  31, 2002(e)
 Class A......................         --              --              --           (1.34)         8.03
 Class B......................         --              --              --           (1.38)         7.92
 Class C......................         --              --              --           (1.38)         7.92
THE HARTFORD GLOBAL HEALTH
 FUND
 For the Year Ended October
  31, 2006
 Class A......................      (1.00)             --           (1.00)           1.34         17.84
 Class B......................      (1.00)             --           (1.00)           1.11         16.92
 Class C......................      (1.00)             --           (1.00)           1.12         16.93
 For the Year Ended October
  31, 2005
 Class A......................      (0.77)             --           (0.77)           1.50         16.50
 Class B......................      (0.77)             --           (0.77)           1.31         15.81
 Class C......................      (0.77)             --           (0.77)           1.30         15.81
 For the Year Ended October
  31, 2004
 Class A......................      (0.06)             --           (0.06)           1.20         15.00
 Class B......................      (0.06)             --           (0.06)           1.07         14.50
 Class C......................      (0.06)             --           (0.06)           1.07         14.51
 For the Year Ended October
  31, 2003
 Class A......................      (0.30)             --           (0.30)           2.38         13.80
 Class B......................      (0.30)             --           (0.30)           2.23         13.43
 Class C......................      (0.30)             --           (0.30)           2.23         13.44
 For the Year Ended October
  31, 2002(e)
 Class A......................      (0.28)             --           (0.28)          (2.05)        11.42
 Class B......................      (0.28)             --           (0.28)          (2.11)        11.20
 Class C......................      (0.28)             --           (0.28)          (2.11)        11.21

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ----------
THE HARTFORD GLOBAL FINANCIAL
 SERVICES FUND
 For the Year Ended October
  31, 2006
 Class A......................     21.87%      $21,369          1.80%              1.15%            1.11%         52%
 Class B......................     21.06         3,828          2.81               1.78             0.49          --
 Class C......................     20.88         4,082          2.65               1.90             0.35          --
 For the Year Ended October
  31, 2005
 Class A......................     12.39        13,958          1.88               1.51             0.91          33
 Class B......................     11.58         3,147          2.91               2.28             0.15          --
 Class C......................     11.58         2,769          2.77               2.27             0.16          --
 For the Year Ended October
  31, 2004(e)
 Class A......................      8.42        12,910          1.78               1.65             1.17          85
 Class B......................      7.71         3,043          2.80               2.35             0.44          --
 Class C......................      7.71         2,459          2.68               2.35             0.44          --
 For the Year Ended October
  31, 2003
 Class A......................     21.48        12,652          1.90               1.65             0.93          93
 Class B......................     20.58         3,681          2.62               2.35             0.22          --
 Class C......................     20.58         3,197          2.50               2.35             0.23          --
 For the Year Ended October
  31, 2002(e)
 Class A......................    (14.30)        9,739          1.98               1.65             0.51          76
 Class B......................    (14.84)        2,755          2.68               2.35            (0.20)         --
 Class C......................    (14.84)        2,548          2.54               2.35            (0.20)         --
THE HARTFORD GLOBAL HEALTH
 FUND
 For the Year Ended October
  31, 2006
 Class A......................     14.96       370,285          1.61               1.60            (0.53)         30
 Class B......................     14.10        80,574          2.45               2.32            (1.27)         --
 Class C......................     14.17        97,956          2.31               2.31            (1.25)         --
 For the Year Ended October
  31, 2005
 Class A......................     15.67       209,835          1.71               1.60            (0.55)         50
 Class B......................     14.86        71,204          2.52               2.35            (1.30)         --
 Class C......................     14.78        72,546          2.36               2.35            (1.30)         --
 For the Year Ended October
  31, 2004
 Class A......................      9.21       170,672          1.81               1.65            (0.68)         41
 Class B......................      8.49        66,035          2.55               2.35            (1.38)         --
 Class C......................      8.49        61,390          2.37               2.35            (1.38)         --
 For the Year Ended October
  31, 2003
 Class A......................     24.02       126,630          1.76               1.65            (0.62)         37
 Class B......................     23.13        56,378          2.49               2.35            (1.31)         --
 Class C......................     23.11        51,606          2.36               2.35            (1.31)         --
 For the Year Ended October
  31, 2002(e)
 Class A......................    (13.43)      101,881          1.79               1.65            (0.70)         63
 Class B......................    (14.05)       45,659          2.48               2.35            (1.40)         --
 Class C......................    (14.08)       43,042          2.35               2.35            (1.40)         --


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 254.


(e) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                    239

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD GLOBAL LEADERS
 FUND
 For the Year Ended October
  31, 2006(e)
 Class A......................   $16.80       $(0.05)       $ 2.81        $ 2.76      $ (0.02)
 Class B......................    15.93        (0.17)         2.66          2.49           --
 Class C......................    16.01        (0.17)         2.66          2.49           --
 For the Year Ended October
  31, 2005
 Class A......................    16.49         0.08          0.23          0.31           --
 Class B......................    15.77        (0.08)         0.24          0.16           --
 Class C......................    15.84        (0.06)         0.23          0.17           --
 For the Year Ended October
  31, 2004
 Class A......................    13.96        (0.06)         2.59          2.53           --
 Class B......................    13.45        (0.17)         2.49          2.32           --
 Class C......................    13.49        (0.15)         2.50          2.35           --
 For the Year Ended October
  31, 2003
 Class A......................    11.21        (0.03)         2.78          2.75           --
 Class B......................    10.88        (0.12)         2.69          2.57           --
 Class C......................    10.90        (0.11)         2.70          2.59           --
 For the Year Ended October
  31, 2002(e)
 Class A......................    12.83         0.02         (1.64)        (1.62)          --
 Class B......................    12.54        (0.07)        (1.59)        (1.66)          --
 Class C......................    12.55        (0.06)        (1.59)        (1.65)          --
THE HARTFORD GLOBAL TECHNOLOGY
 FUND
 For the Year Ended October
  31, 2006
 Class A......................     4.97        (0.04)         0.74          0.70           --
 Class B......................     4.77        (0.08)         0.72          0.64           --
 Class C......................     4.77        (0.09)         0.72          0.63           --
 For the Year Ended October
  31, 2005
 Class A......................     4.42           --          0.55          0.55           --
 Class B......................     4.28        (0.04)         0.53          0.49           --
 Class C......................     4.28        (0.04)         0.53          0.49           --
 For the Year Ended October
  31, 2004
 Class A......................     4.68        (0.07)        (0.19)        (0.26)          --
 Class B......................     4.56        (0.10)        (0.18)        (0.28)          --
 Class C......................     4.56        (0.11)        (0.17)        (0.28)          --
 For the Year Ended October
  31, 2003
 Class A......................     2.98        (0.04)         1.74          1.70           --
 Class B......................     2.92        (0.06)         1.70          1.64           --
 Class C......................     2.92        (0.06)         1.70          1.64           --
 For the Year Ended October
  31, 2002(e)
 Class A......................     4.01        (0.12)        (0.91)        (1.03)          --
 Class B......................     3.96        (0.18)        (0.86)        (1.04)          --
 Class C......................     3.97        (0.19)        (0.86)        (1.05)          --


                                                    -- SELECTED PER-SHARE DATA(A) --
                                -------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)     VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ----------
THE HARTFORD GLOBAL LEADERS
 FUND
 For the Year Ended October
  31, 2006(e)
 Class A......................     $(0.19)         $   --          $(0.21)         $ 2.55        $19.35
 Class B......................      (0.19)             --           (0.19)           2.30         18.23
 Class C......................      (0.19)             --           (0.19)           2.30         18.31
 For the Year Ended October
  31, 2005
 Class A......................         --              --              --            0.31         16.80
 Class B......................         --              --              --            0.16         15.93
 Class C......................         --              --              --            0.17         16.01
 For the Year Ended October
  31, 2004
 Class A......................         --              --              --            2.53         16.49
 Class B......................         --              --              --            2.32         15.77
 Class C......................         --              --              --            2.35         15.84
 For the Year Ended October
  31, 2003
 Class A......................         --              --              --            2.75         13.96
 Class B......................         --              --              --            2.57         13.45
 Class C......................         --              --              --            2.59         13.49
 For the Year Ended October
  31, 2002(e)
 Class A......................         --              --              --           (1.62)        11.21
 Class B......................         --              --              --           (1.66)        10.88
 Class C......................         --              --              --           (1.65)        10.90
THE HARTFORD GLOBAL TECHNOLOGY
 FUND
 For the Year Ended October
  31, 2006
 Class A......................         --              --              --            0.70          5.67
 Class B......................         --              --              --            0.64          5.41
 Class C......................         --              --              --            0.63          5.40
 For the Year Ended October
  31, 2005
 Class A......................         --              --              --            0.55          4.97
 Class B......................         --              --              --            0.49          4.77
 Class C......................         --              --              --            0.49          4.77
 For the Year Ended October
  31, 2004
 Class A......................         --              --              --           (0.26)         4.42
 Class B......................         --              --              --           (0.28)         4.28
 Class C......................         --              --              --           (0.28)         4.28
 For the Year Ended October
  31, 2003
 Class A......................         --              --              --            1.70          4.68
 Class B......................         --              --              --            1.64          4.56
 Class C......................         --              --              --            1.64          4.56
 For the Year Ended October
  31, 2002(e)
 Class A......................         --              --              --           (1.03)         2.98
 Class B......................         --              --              --           (1.04)         2.92
 Class C......................         --              --              --           (1.05)         2.92

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ----------
THE HARTFORD GLOBAL LEADERS
 FUND
 For the Year Ended October
  31, 2006(e)
 Class A......................     16.58%     $417,840          1.53%              1.48%           (0.25)%       125%
 Class B......................     15.80        74,805          2.44               2.18            (0.95)         --
 Class C......................     15.72        66,121          2.20               2.20            (0.98)         --
 For the Year Ended October
  31, 2005
 Class A......................      1.88       419,648          1.58               1.48             0.41         270
 Class B......................      1.02        78,986          2.51               2.35            (0.45)         --
 Class C......................      1.07        71,623          2.25               2.25            (0.34)         --
 For the Year Ended October
  31, 2004
 Class A......................     18.12       466,013          1.62               1.62            (0.36)        271
 Class B......................     17.25        90,179          2.52               2.35            (1.09)         --
 Class C......................     17.42        87,518          2.24               2.24            (0.98)         --
 For the Year Ended October
  31, 2003
 Class A......................     24.53       464,610          1.62               1.61            (0.29)        320
 Class B......................     23.62        78,923          2.36               2.35            (1.01)         --
 Class C......................     23.76        78,303          2.23               2.23            (0.89)         --
 For the Year Ended October
  31, 2002(e)
 Class A......................    (12.63)      354,407          1.66               1.61             0.24         323
 Class B......................    (13.24)       70,280          2.33               2.33            (0.48)         --
 Class C......................    (13.15)       75,174          2.21               2.21            (0.36)         --
THE HARTFORD GLOBAL TECHNOLOGY
 FUND
 For the Year Ended October
  31, 2006
 Class A......................     14.08        33,424          2.10               1.36            (0.78)        144
 Class B......................     13.42        12,729          2.96               1.99            (1.41)         --
 Class C......................     13.21        11,521          2.71               2.24            (1.67)         --
 For the Year Ended October
  31, 2005
 Class A......................     12.44        27,620          2.22               1.60               --         132
 Class B......................     11.45        12,409          3.05               2.35            (0.79)         --
 Class C......................     11.45        10,712          2.75               2.35            (0.65)         --
 For the Year Ended October
  31, 2004
 Class A......................     (5.56)       31,418          2.14               1.65            (1.37)        165
 Class B......................     (6.14)       12,978          2.96               2.35            (2.07)         --
 Class C......................     (6.14)       13,891          2.62               2.35            (2.07)         --
 For the Year Ended October
  31, 2003
 Class A......................     57.05        32,388          1.77               1.65            (1.28)        163
 Class B......................     56.16        13,991          2.50               2.35            (1.98)         --
 Class C......................     56.16        16,513          2.37               2.35            (1.99)         --
 For the Year Ended October
  31, 2002(e)
 Class A......................    (25.69)       18,321          1.86               1.65            (1.44)        174
 Class B......................    (26.26)        8,170          2.54               2.35            (2.14)         --
 Class C......................    (26.45)        9,560          2.39               2.35            (2.15)         --


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 254.


(e) Per share amounts have been calculated using average shares outstanding method.


 240                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD GROWTH FUND
 For the Year Ended October
  31, 2006
 Class A......................   $17.32       $(0.07)       $ 1.20        $ 1.13      $    --
 Class B......................    15.38        (0.20)         1.07          0.87           --
 Class C......................    15.40        (0.18)         1.07          0.89           --
 For the Year Ended October
  31, 2005
 Class A......................    16.19        (0.04)         1.17          1.13           --
 Class B......................    14.49        (0.15)         1.04          0.89           --
 Class C......................    14.50        (0.13)         1.03          0.90           --
 For the Year Ended October
  31, 2004
 Class A......................    15.19        (0.08)         1.08          1.00           --
 Class B......................    13.70        (0.15)         0.94          0.79           --
 Class C......................    13.70        (0.12)         0.92          0.80           --
 For the Year Ended October
  31, 2003
 Class A......................    11.90        (0.03)         3.32          3.29           --
 Class B......................    10.80        (0.07)         2.97          2.90           --
 Class C......................    10.80        (0.07)         2.97          2.90           --
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................    14.57        (0.02)        (2.65)        (2.67)          --
 Class B......................    13.28        (0.04)        (2.44)        (2.48)          --
 Class C......................    13.28        (0.04)        (2.44)        (2.48)          --
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006
 Class A......................    27.84        (0.07)         3.59          3.52           --
 Class B......................    24.42        (0.25)         3.09          2.84           --
 Class C......................    24.42        (0.23)         3.08          2.85           --
 For the Year Ended October
  31, 2005
 Class A......................    23.49        (0.06)         4.41          4.35           --
 Class B......................    20.77        (0.25)         3.90          3.65           --
 Class C......................    20.77        (0.25)         3.90          3.65           --
 For the Year Ended October
  31, 2004
 Class A......................    21.25        (0.17)         2.41          2.24           --
 Class B......................    18.91        (0.26)         2.12          1.86           --
 Class C......................    18.91        (0.28)         2.14          1.86           --
 For the Year Ended October
  31, 2003
 Class A......................    15.31        (0.07)         6.01          5.94           --
 Class B......................    13.71        (0.12)         5.32          5.20           --
 Class C......................    13.70        (0.09)         5.30          5.21           --
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................    19.80        (0.06)        (4.43)        (4.49)          --
 Class B......................    17.80        (0.10)        (3.99)        (4.09)          --
 Class C......................    17.80        (0.09)        (4.01)        (4.10)          --


                                                    -- SELECTED PER-SHARE DATA(A) --
                                -------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)     VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ----------
THE HARTFORD GROWTH FUND
 For the Year Ended October
  31, 2006
 Class A......................     $   --          $   --          $   --          $ 1.13        $18.45
 Class B......................         --              --              --            0.87         16.25
 Class C......................         --              --              --            0.89         16.29
 For the Year Ended October
  31, 2005
 Class A......................         --              --              --            1.13         17.32
 Class B......................         --              --              --            0.89         15.38
 Class C......................         --              --              --            0.90         15.40
 For the Year Ended October
  31, 2004
 Class A......................         --              --              --            1.00         16.19
 Class B......................         --              --              --            0.79         14.49
 Class C......................         --              --              --            0.80         14.50
 For the Year Ended October
  31, 2003
 Class A......................         --              --              --            3.29         15.19
 Class B......................         --              --              --            2.90         13.70
 Class C......................         --              --              --            2.90         13.70
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................         --              --              --           (2.67)        11.90
 Class B......................         --              --              --           (2.48)        10.80
 Class C......................         --              --              --           (2.48)        10.80
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006
 Class A......................      (2.03)             --           (2.03)           1.49         29.33
 Class B......................      (2.03)             --           (2.03)           0.81         25.23
 Class C......................      (2.03)             --           (2.03)           0.82         25.24
 For the Year Ended October
  31, 2005
 Class A......................         --              --              --            4.35         27.84
 Class B......................         --              --              --            3.65         24.42
 Class C......................         --              --              --            3.65         24.42
 For the Year Ended October
  31, 2004
 Class A......................         --              --              --            2.24         23.49
 Class B......................         --              --              --            1.86         20.77
 Class C......................         --              --              --            1.86         20.77
 For the Year Ended October
  31, 2003
 Class A......................         --              --              --            5.94         21.25
 Class B......................         --              --              --            5.20         18.91
 Class C......................         --              --              --            5.21         18.91
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................         --              --              --           (4.49)        15.31
 Class B......................         --              --              --           (4.09)        13.71
 Class C......................         --              --              --           (4.10)        13.70

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ----------
THE HARTFORD GROWTH FUND
 For the Year Ended October
  31, 2006
 Class A......................      6.52%     $707,000          1.34%              1.33%           (0.38)%        92%
 Class B......................      5.66        44,064          2.22               2.09            (1.14)         --
 Class C......................      5.78        85,469          2.02               2.02            (1.07)         --
 For the Year Ended October
  31, 2005
 Class A......................      6.98       635,057          1.40               1.33            (0.30)         77
 Class B......................      6.14        46,251          2.27               2.15            (1.09)         --
 Class C......................      6.21        82,481          2.05               2.05            (1.01)         --
 For the Year Ended October
  31, 2004
 Class A......................      6.58       384,160          1.55               1.45            (0.84)         66
 Class B......................      5.77        32,440          2.33               2.15            (1.54)         --
 Class C......................      5.84        47,575          2.07               2.07            (1.45)         --
 For the Year Ended October
  31, 2003
 Class A......................     27.65        72,186          1.52               1.45            (0.65)        129
 Class B......................     26.85        11,552          2.26               2.12            (1.35)         --
 Class C......................     26.85        11,896          2.15               2.15            (1.36)         --
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................    (18.33)(f)      5,970         1.65(e)            1.45(e)         (0.44)(e)     107
 Class B......................    (18.67)(f)      1,698         2.32(e)            2.15(e)         (1.10)(e)      --
 Class C......................    (18.68)(f)      1,480         2.18(e)            2.15(e)         (1.13)(e)      --
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006
 Class A......................     13.35       420,220          1.60               1.20            (0.31)        131
 Class B......................     12.36        33,670          2.26               2.08            (1.18)         --
 Class C......................     12.40        47,366          2.09               2.07            (1.17)         --
 For the Year Ended October
  31, 2005
 Class A......................     18.52       222,682          1.54               1.36            (0.45)        156
 Class B......................     17.57        20,002          2.39               2.15            (1.27)         --
 Class C......................     17.57        18,842          2.13               2.13            (1.26)         --
 For the Year Ended October
  31, 2004
 Class A......................     10.54        54,652          1.52               1.45            (0.94)        130
 Class B......................      9.84        11,518          2.45               2.14            (1.64)         --
 Class C......................      9.84        11,899          2.11               2.11            (1.61)         --
 For the Year Ended October
  31, 2003
 Class A......................     38.80        17,149          1.49               1.45            (0.88)        158
 Class B......................     37.93         4,470          2.22               2.15            (1.58)         --
 Class C......................     38.03         5,238          2.10               2.10            (1.54)         --
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................    (22.68)(f)      3,338         1.62(e)            1.45(e)         (0.92)(e)     182
 Class B......................    (22.99)(f)        777         2.30(e)            2.15(e)         (1.60)(e)      --
 Class C......................    (23.05)(f)        892         2.09(e)            2.09(e)         (1.56)(e)      --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 254.

(e) Annualized.

(f) Not annualized.



THE HARTFORD MUTUAL FUNDS                                                    241

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD HIGH YIELD FUND
 For the Year Ended October
  31, 2006
 Class A......................   $ 7.76       $ 0.54        $ 0.18        $ 0.72      $ (0.55)
 Class B......................     7.74         0.48          0.19          0.67        (0.49)
 Class C......................     7.75         0.49          0.17          0.66        (0.49)
 For the Year Ended October
  31, 2005
 Class A......................     8.18         0.48         (0.40)         0.08        (0.50)
 Class B......................     8.17         0.42         (0.41)         0.01        (0.44)
 Class C......................     8.17         0.42         (0.39)         0.03        (0.45)
 For the Year Ended October
  31, 2004(g)
 Class A......................     7.94         0.48          0.23          0.71        (0.47)
 Class B......................     7.93         0.43          0.22          0.65        (0.41)
 Class C......................     7.93         0.44          0.22          0.66        (0.42)
 For the Year Ended October
  31, 2003(g)
 Class A......................     6.73         0.60          1.26          1.86        (0.65)
 Class B......................     6.72         0.57          1.24          1.81        (0.60)
 Class C......................     6.72         0.55          1.26          1.81        (0.60)
 For the Year Ended October
  31, 2002(g)
 Class A......................     8.45         0.82         (1.78)        (0.96)       (0.76)
 Class B......................     8.43         0.80         (1.81)        (1.01)       (0.70)
 Class C......................     8.43         0.72         (1.73)        (1.01)       (0.70)
THE HARTFORD INCOME FUND
 For the Year Ended October
  31, 2006
 Class A......................    10.24         0.54          0.08          0.62        (0.53)
 Class B......................    10.24         0.46          0.08          0.54        (0.45)
 Class C......................    10.26         0.46          0.08          0.54        (0.45)
 For the Year Ended October
  31, 2005
 Class A......................    10.72         0.51         (0.44)         0.07        (0.51)
 Class B......................    10.72         0.43         (0.43)           --        (0.44)
 Class C......................    10.74         0.43         (0.43)           --        (0.44)
 For the Year Ended October
  31, 2004
 Class A......................    10.53         0.48          0.22          0.70        (0.51)
 Class B......................    10.53         0.42          0.21          0.63        (0.44)
 Class C......................    10.55         0.41          0.22          0.63        (0.44)
 From (commencement of
  operations) October 31,
  2002, through October 31,
  2003
 Class A......................    10.00         0.52          0.54          1.06        (0.53)
 Class B......................    10.00         0.44          0.54          0.98        (0.45)
 Class C......................    10.00         0.44          0.56          1.00        (0.45)
THE HARTFORD INFLATION PLUS
 FUND
 For the Year Ended October
  31, 2006
 Class A......................    10.67         0.49         (0.26)         0.23        (0.43)
 Class B......................    10.68         0.40         (0.25)         0.15        (0.35)
 Class C......................    10.67         0.40         (0.25)         0.15        (0.35)
 For the Year Ended October
  31, 2005
 Class A......................    10.95         0.41         (0.18)         0.23        (0.42)
 Class B......................    10.96         0.33         (0.18)         0.15        (0.34)
 Class C......................    10.96         0.33         (0.19)         0.14        (0.34)
 For the Year Ended October
  31, 2004
 Class A......................    10.63         0.30          0.37          0.67        (0.31)
 Class B......................    10.64         0.22          0.37          0.59        (0.23)
 Class C......................    10.63         0.23          0.37          0.60        (0.23)
 From (commencement of
  operations) October 31,
  2002, through October 31,
  2003
 Class A......................    10.00         0.27          0.62          0.89        (0.26)
 Class B......................    10.00         0.21          0.63          0.84        (0.20)
 Class C......................    10.00         0.20          0.63          0.83        (0.20)


                                                    -- SELECTED PER-SHARE DATA(A) --
                                -------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)     VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ----------
THE HARTFORD HIGH YIELD FUND
 For the Year Ended October
  31, 2006
 Class A......................     $   --          $   --          $(0.55)         $ 0.17        $ 7.93
 Class B......................         --              --           (0.49)           0.18          7.92
 Class C......................         --              --           (0.49)           0.17          7.92
 For the Year Ended October
  31, 2005
 Class A......................         --              --           (0.50)          (0.42)         7.76
 Class B......................         --              --           (0.44)          (0.43)         7.74
 Class C......................         --              --           (0.45)          (0.42)         7.75
 For the Year Ended October
  31, 2004(g)
 Class A......................         --              --           (0.47)           0.24          8.18
 Class B......................         --              --           (0.41)           0.24          8.17
 Class C......................         --              --           (0.42)           0.24          8.17
 For the Year Ended October
  31, 2003(g)
 Class A......................         --              --           (0.65)           1.21          7.94
 Class B......................         --              --           (0.60)           1.21          7.93
 Class C......................         --              --           (0.60)           1.21          7.93
 For the Year Ended October
  31, 2002(g)
 Class A......................         --              --           (0.76)          (1.72)         6.73
 Class B......................         --              --           (0.70)          (1.71)         6.72
 Class C......................         --              --           (0.70)          (1.71)         6.72
THE HARTFORD INCOME FUND
 For the Year Ended October
  31, 2006
 Class A......................         --              --           (0.53)           0.09         10.33
 Class B......................         --              --           (0.45)           0.09         10.33
 Class C......................         --              --           (0.45)           0.09         10.35
 For the Year Ended October
  31, 2005
 Class A......................      (0.04)             --           (0.55)          (0.48)        10.24
 Class B......................      (0.04)             --           (0.48)          (0.48)        10.24
 Class C......................      (0.04)             --           (0.48)          (0.48)        10.26
 For the Year Ended October
  31, 2004
 Class A......................         --              --           (0.51)           0.19         10.72
 Class B......................         --              --           (0.44)           0.19         10.72
 Class C......................         --              --           (0.44)           0.19         10.74
 From (commencement of
  operations) October 31,
  2002, through October 31,
  2003
 Class A......................         --              --           (0.53)           0.53         10.53
 Class B......................         --              --           (0.45)           0.53         10.53
 Class C......................         --              --           (0.45)           0.55         10.55
THE HARTFORD INFLATION PLUS
 FUND
 For the Year Ended October
  31, 2006
 Class A......................      (0.03)             --           (0.46)          (0.23)        10.44
 Class B......................      (0.03)             --           (0.38)          (0.23)        10.45
 Class C......................      (0.03)             --           (0.38)          (0.23)        10.44
 For the Year Ended October
  31, 2005
 Class A......................      (0.09)             --           (0.51)          (0.28)        10.67
 Class B......................      (0.09)             --           (0.43)          (0.28)        10.68
 Class C......................      (0.09)             --           (0.43)          (0.29)        10.67
 For the Year Ended October
  31, 2004
 Class A......................      (0.04)             --           (0.35)           0.32         10.95
 Class B......................      (0.04)             --           (0.27)           0.32         10.96
 Class C......................      (0.04)             --           (0.27)           0.33         10.96
 From (commencement of
  operations) October 31,
  2002, through October 31,
  2003
 Class A......................         --              --           (0.26)           0.63         10.63
 Class B......................         --              --           (0.20)           0.64         10.64
 Class C......................         --              --           (0.20)           0.63         10.63

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ----------
THE HARTFORD HIGH YIELD FUND
 For the Year Ended October
  31, 2006
 Class A......................      9.57%     $190,479          1.36%              1.20%            6.87%        147%
 Class B......................      8.90        37,189          2.17               1.95             6.10          --
 Class C......................      8.84        39,991          2.04               1.89             6.15          --
 For the Year Ended October
  31, 2005
 Class A......................      0.97       188,599          1.33               1.33             5.86         113
 Class B......................      0.08        47,071          2.12               2.10             5.09          --
 Class C......................      0.30        50,945          2.00               2.00             5.18          --
 For the Year Ended October
  31, 2004(g)
 Class A......................      9.26(h)    247,364          1.35               1.35             6.03          86
 Class B......................      8.45(h)     63,972          2.07               2.07             5.32          --
 Class C......................      8.54(h)     71,673          1.98               1.98             5.40          --
 For the Year Ended October
  31, 2003(g)
 Class A......................     28.69       213,377          1.49               1.40             7.98          54
 Class B......................     27.83        72,293          2.23               2.10             7.39          --
 Class C......................     27.84        77,968          2.10               2.10             7.31          --
 For the Year Ended October
  31, 2002(g)
 Class A......................    (12.16)       95,760          1.55               1.40             9.48          22
 Class B......................    (12.70)       44,359          2.24               2.10             8.78          --
 Class C......................    (12.65)       40,611          2.10               2.10             8.78          --
THE HARTFORD INCOME FUND
 For the Year Ended October
  31, 2006
 Class A......................      6.24        37,168          1.21               0.95             5.35         147
 Class B......................      5.45         7,224          2.06               1.70             4.60          --
 Class C......................      5.44         8,101          1.96               1.70             4.61          --
 For the Year Ended October
  31, 2005
 Class A......................      0.70        28,942          1.20               0.95             4.80         188
 Class B......................     (0.04)        5,973          2.06               1.70             4.05          --
 Class C......................     (0.03)        5,142          1.96               1.70             4.05          --
 For the Year Ended October
  31, 2004
 Class A......................      6.85        29,580          1.14               1.00             4.60         167
 Class B......................      6.10         5,541          1.95               1.70             3.90          --
 Class C......................      6.09         5,562          1.88               1.70             3.90          --
 From (commencement of
  operations) October 31,
  2002, through October 31,
  2003
 Class A......................     10.79(f)     15,836          1.54(e)            1.00(e)          5.06(e)      124
 Class B......................     10.01(f)      4,705          2.31(e)            1.70(e)          4.31(e)       --
 Class C......................     10.22(f)      5,050          2.17(e)            1.70(e)          4.28(e)       --
THE HARTFORD INFLATION PLUS
 FUND
 For the Year Ended October
  31, 2006
 Class A......................      2.29       282,362          1.02               0.95             4.50         193
 Class B......................      1.51        92,340          1.82               1.70             3.76          --
 Class C......................      1.51       247,091          1.78               1.70             3.72          --
 For the Year Ended October
  31, 2005
 Class A......................      2.10       414,778          1.00               0.95             3.88          71
 Class B......................      1.33       119,302          1.81               1.70             3.09          --
 Class C......................      1.24       373,750          1.76               1.70             3.12          --
 For the Year Ended October
  31, 2004
 Class A......................      6.39       313,961          1.04               1.00             3.04          81
 Class B......................      5.65       107,964          1.81               1.70             2.21          --
 Class C......................      5.74       319,990          1.76               1.70             2.33          --
 From (commencement of
  operations) October 31,
  2002, through October 31,
  2003
 Class A......................      9.02(f)    142,992          1.34(e)            1.00(e)          2.63(e)       23
 Class B......................      8.41(f)     67,986          2.09(e)            1.70(e)          1.98(e)       --
 Class C......................      8.31(f)    160,253          1.95(e)            1.70(e)          1.97(e)       --


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 254.

(e) Annualized.
(f) Not annualized.

(g) Per share amounts have been calculated using average shares outstanding method.


(h) Total Return without the Payment from Affiliate, as noted in the Statement of Operations, can be found on page 258.


 242                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
 For the Year Ended October
  31, 2006(e)
 Class A......................   $12.14       $ 0.02        $ 2.96        $ 2.98      $ (0.05)
 Class B......................    11.77        (0.08)         2.87          2.79           --
 Class C......................    11.77        (0.09)         2.88          2.79           --
 For the Year Ended October
  31, 2005
 Class A......................    11.59         0.07          0.48          0.55           --
 Class B......................    11.32        (0.01)         0.46          0.45           --
 Class C......................    11.32        (0.01)         0.46          0.45           --
 For the Year Ended October
  31, 2004(e)
 Class A......................     9.62        (0.01)         2.03          2.02           --
 Class B......................     9.46        (0.08)         1.99          1.91           --
 Class C......................     9.46        (0.08)         1.99          1.91           --
 For the Year Ended October
  31, 2003
 Class A......................     6.93        (0.02)         2.72          2.70        (0.01)
 Class B......................     6.86        (0.04)         2.64          2.60           --
 Class C......................     6.86        (0.04)         2.64          2.60           --
 For the Year Ended October
  31, 2002(e)
 Class A......................     7.62         0.02         (0.71)        (0.69)          --
 Class B......................     7.59        (0.03)        (0.70)        (0.73)          --
 Class C......................     7.59        (0.03)        (0.70)        (0.73)          --
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(e)
 Class A......................    13.13         0.13          2.92          3.05        (0.05)
 Class B......................    12.35         0.03          2.76          2.79           --
 Class C......................    12.27         0.01          2.73          2.74           --
 For the Year Ended October
  31, 2005
 Class A......................    11.22         0.05          1.86          1.91           --
 Class B......................    10.64        (0.04)         1.75          1.71           --
 Class C......................    10.57        (0.04)         1.74          1.70           --
 For the Year Ended October
  31, 2004
 Class A......................     9.66         0.03          1.54          1.57        (0.01)
 Class B......................     9.22        (0.05)         1.47          1.42           --
 Class C......................     9.16        (0.05)         1.46          1.41           --
 For the Year Ended October
  31, 2003
 Class A......................     8.03         0.02          1.61          1.63           --
 Class B......................     7.71        (0.04)         1.55          1.51           --
 Class C......................     7.67        (0.04)         1.53          1.49           --
 For the Year Ended October
  31, 2002(e)
 Class A......................     9.33         0.03         (1.33)        (1.30)          --
 Class B......................     9.04        (0.08)        (1.25)        (1.33)          --
 Class C......................     8.99        (0.05)        (1.27)        (1.32)          --


                                                    -- SELECTED PER-SHARE DATA(A) --
                                -------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)     VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ----------
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
 For the Year Ended October
  31, 2006(e)
 Class A......................     $(0.14)         $   --          $(0.19)         $ 2.79        $14.93
 Class B......................      (0.14)             --           (0.14)           2.65         14.42
 Class C......................      (0.14)             --           (0.14)           2.65         14.42
 For the Year Ended October
  31, 2005
 Class A......................         --              --              --            0.55         12.14
 Class B......................         --              --              --            0.45         11.77
 Class C......................         --              --              --            0.45         11.77
 For the Year Ended October
  31, 2004(e)
 Class A......................      (0.05)             --           (0.05)           1.97         11.59
 Class B......................      (0.05)             --           (0.05)           1.86         11.32
 Class C......................      (0.05)             --           (0.05)           1.86         11.32
 For the Year Ended October
  31, 2003
 Class A......................         --              --           (0.01)           2.69          9.62
 Class B......................         --              --              --            2.60          9.46
 Class C......................         --              --              --            2.60          9.46
 For the Year Ended October
  31, 2002(e)
 Class A......................         --              --              --           (0.69)         6.93
 Class B......................         --              --              --           (0.73)         6.86
 Class C......................         --              --              --           (0.73)         6.86
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(e)
 Class A......................         --              --           (0.05)           3.00         16.13
 Class B......................         --              --              --            2.79         15.14
 Class C......................         --              --              --            2.74         15.01
 For the Year Ended October
  31, 2005
 Class A......................         --              --              --            1.91         13.13
 Class B......................         --              --              --            1.71         12.35
 Class C......................         --              --              --            1.70         12.27
 For the Year Ended October
  31, 2004
 Class A......................         --              --           (0.01)           1.56         11.22
 Class B......................         --              --              --            1.42         10.64
 Class C......................         --              --              --            1.41         10.57
 For the Year Ended October
  31, 2003
 Class A......................         --              --              --            1.63          9.66
 Class B......................         --              --              --            1.51          9.22
 Class C......................         --              --              --            1.49          9.16
 For the Year Ended October
  31, 2002(e)
 Class A......................         --              --              --           (1.30)         8.03
 Class B......................         --              --              --           (1.33)         7.71
 Class C......................         --              --              --           (1.32)         7.67

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ----------
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
 For the Year Ended October
  31, 2006(e)
 Class A......................     24.85%     $213,186          1.70%              1.60%            0.12%        165%
 Class B......................     23.95        33,252          2.56               2.30            (0.59)         --
 Class C......................     23.95        43,336          2.40               2.35            (0.65)         --
 For the Year Ended October
  31, 2005
 Class A......................      4.74       131,430          1.77               1.60             0.66         183
 Class B......................      3.98        22,304          2.66               2.35            (0.09)         --
 Class C......................      3.98        29,486          2.49               2.35            (0.07)         --
 For the Year Ended October
  31, 2004(e)
 Class A......................     21.14        50,051          1.91               1.65            (0.10)        200
 Class B......................     20.33         8,968          2.83               2.35            (0.80)         --
 Class C......................     20.33        12,906          2.63               2.35            (0.79)         --
 For the Year Ended October
  31, 2003
 Class A......................     38.95        11,362          2.36               1.65            (0.35)        281
 Class B......................     37.90         2,148          3.08               2.35            (1.04)         --
 Class C......................     37.90         2,285          2.95               2.35            (1.01)         --
 For the Year Ended October
  31, 2002(e)
 Class A......................     (9.06)        4,666          2.98               1.65             0.34         330
 Class B......................     (9.62)          813          3.69               2.35            (0.42)         --
 Class C......................     (9.62)          826          3.55               2.35            (0.34)         --
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(e)
 Class A......................     23.25       159,087          1.61               1.57             0.84         102
 Class B......................     22.59        29,125          2.56               2.15             0.24          --
 Class C......................     22.33        20,782          2.33               2.33             0.06          --
 For the Year Ended October
  31, 2005
 Class A......................     17.02       102,393          1.72               1.57             0.42         119
 Class B......................     16.07        23,940          2.68               2.35            (0.36)         --
 Class C......................     16.08        16,896          2.42               2.35            (0.37)         --
 For the Year Ended October
  31, 2004
 Class A......................     16.20        87,348          1.83               1.65             0.33         143
 Class B......................     15.40        23,301          2.77               2.35            (0.39)         --
 Class C......................     15.39        15,749          2.48               2.35            (0.38)         --
 For the Year Ended October
  31, 2003
 Class A......................     20.30        69,153          1.72               1.65             0.25         138
 Class B......................     19.58        20,459          2.45               2.35            (0.46)         --
 Class C......................     19.43        14,790          2.35               2.35            (0.45)         --
 For the Year Ended October
  31, 2002(e)
 Class A......................    (13.93)       66,775          1.82               1.65             0.34         175
 Class B......................    (14.71)       18,668          2.50               2.35            (0.79)         --
 Class C......................    (14.68)       13,438          2.40               2.35            (0.64)         --


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 254.


(e) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                    243

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD INTERNATIONAL
 SMALL COMPANY FUND
 For the Year Ended October
  31, 2006(g)
 Class A......................   $14.27       $ 0.08        $ 3.62        $ 3.70      $ (0.25)
 Class B......................    13.91        (0.01)         3.51          3.50        (0.16)
 Class C......................    13.78        (0.03)         3.48          3.45        (0.15)
 For the Year Ended October
  31, 2005
 Class A......................    13.44         0.06          2.25          2.31           --
 Class B......................    13.23           --          2.16          2.16           --
 Class C......................    13.12        (0.01)         2.15          2.14           --
 For the Year Ended October
  31, 2004
 Class A......................    12.93         0.07          1.31          1.38           --
 Class B......................    12.82         0.02          1.26          1.28           --
 Class C......................    12.72         0.03          1.24          1.27           --
 For the Year Ended October
  31, 2003(g)
 Class A......................     8.37         0.07          4.51          4.58        (0.02)
 Class B......................     8.34         0.01          4.47          4.48           --
 Class C......................     8.28         0.01          4.43          4.44           --
 For the Year Ended October
  31, 2002(g)
 Class A......................     8.82         0.03         (0.48)        (0.45)          --
 Class B......................     8.81        (0.02)        (0.45)        (0.47)          --
 Class C......................     8.78        (0.03)        (0.47)        (0.50)          --
THE HARTFORD MIDCAP FUND
 For the Year Ended October
  31, 2006
 Class A......................    26.32        (0.03)         3.44          3.41           --
 Class B......................    24.77        (0.22)         3.22          3.00           --
 Class C......................    24.86        (0.20)         3.23          3.03           --
 For the Year Ended October
  31, 2005
 Class A......................    22.61        (0.05)         4.24          4.19           --
 Class B......................    21.47        (0.24)         4.02          3.78           --
 Class C......................    21.52        (0.22)         4.04          3.82           --
 For the Year Ended October
  31, 2004
 Class A......................    20.58        (0.09)         2.12          2.03           --
 Class B......................    19.68        (0.25)         2.04          1.79           --
 Class C......................    19.71        (0.23)         2.04          1.81           --
 For the Year Ended October
  31, 2003
 Class A......................    15.50        (0.08)         5.16          5.08           --
 Class B......................    14.93        (0.20)         4.95          4.75           --
 Class C......................    14.94        (0.18)         4.95          4.77           --
 For the Year Ended October
  31, 2002(g)
 Class A......................    16.57        (0.10)        (0.97)        (1.07)          --
 Class B......................    16.07        (0.21)        (0.93)        (1.14)          --
 Class C......................    16.08        (0.21)        (0.93)        (1.14)          --
THE HARTFORD MIDCAP GROWTH
 FUND
 From (commencement of
  operations) July 31, 2006,
  through October 31, 2006
 Class A......................    10.00        (0.01)         0.64          0.63           --
 Class B......................    10.00        (0.03)         0.64          0.61           --
 Class C......................    10.00        (0.02)         0.63          0.61           --


                                                    -- SELECTED PER-SHARE DATA(A) --
                                -------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)     VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ----------
THE HARTFORD INTERNATIONAL
 SMALL COMPANY FUND
 For the Year Ended October
  31, 2006(g)
 Class A......................     $(1.53)         $   --          $(1.78)         $ 1.92        $16.19
 Class B......................      (1.53)             --           (1.69)           1.81         15.72
 Class C......................      (1.53)             --           (1.68)           1.77         15.55
 For the Year Ended October
  31, 2005
 Class A......................      (1.48)             --           (1.48)           0.83         14.27
 Class B......................      (1.48)             --           (1.48)           0.68         13.91
 Class C......................      (1.48)             --           (1.48)           0.66         13.78
 For the Year Ended October
  31, 2004
 Class A......................      (0.87)             --           (0.87)           0.51         13.44
 Class B......................      (0.87)             --           (0.87)           0.41         13.23
 Class C......................      (0.87)             --           (0.87)           0.40         13.12
 For the Year Ended October
  31, 2003(g)
 Class A......................         --              --           (0.02)           4.56         12.93
 Class B......................         --              --              --            4.48         12.82
 Class C......................         --              --              --            4.44         12.72
 For the Year Ended October
  31, 2002(g)
 Class A......................         --              --              --           (0.45)         8.37
 Class B......................         --              --              --           (0.47)         8.34
 Class C......................         --              --              --           (0.50)         8.28
THE HARTFORD MIDCAP FUND
 For the Year Ended October
  31, 2006
 Class A......................      (4.42)             --           (4.42)          (1.01)        25.31
 Class B......................      (4.42)             --           (4.42)          (1.42)        23.35
 Class C......................      (4.42)             --           (4.42)          (1.39)        23.47
 For the Year Ended October
  31, 2005
 Class A......................      (0.48)             --           (0.48)           3.71         26.32
 Class B......................      (0.48)             --           (0.48)           3.30         24.77
 Class C......................      (0.48)             --           (0.48)           3.34         24.86
 For the Year Ended October
  31, 2004
 Class A......................         --              --              --            2.03         22.61
 Class B......................         --              --              --            1.79         21.47
 Class C......................         --              --              --            1.81         21.52
 For the Year Ended October
  31, 2003
 Class A......................         --              --              --            5.08         20.58
 Class B......................         --              --              --            4.75         19.68
 Class C......................         --              --              --            4.77         19.71
 For the Year Ended October
  31, 2002(g)
 Class A......................         --              --              --           (1.07)        15.50
 Class B......................         --              --              --           (1.14)        14.93
 Class C......................         --              --              --           (1.14)        14.94
THE HARTFORD MIDCAP GROWTH
 FUND
 From (commencement of
  operations) July 31, 2006,
  through October 31, 2006
 Class A......................         --              --              --            0.63         10.63
 Class B......................         --              --              --            0.61         10.61
 Class C......................         --              --              --            0.61         10.61

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ----------
THE HARTFORD INTERNATIONAL
 SMALL COMPANY FUND
 For the Year Ended October
  31, 2006(g)
 Class A......................     29.36%      $69,998          1.74%              1.60%            0.56%        107%
 Class B......................     28.51        11,960          2.66               2.24            (0.08)         --
 Class C......................     28.35        18,486          2.43               2.35            (0.22)         --
 For the Year Ended October
  31, 2005
 Class A......................     18.90        34,896          1.82               1.60             0.71         112
 Class B......................     17.96         6,101          2.78               2.35            (0.02)         --
 Class C......................     17.96        12,614          2.46               2.35            (0.06)         --
 For the Year Ended October
  31, 2004
 Class A......................     11.39        23,934          1.99               1.65             0.90         119
 Class B......................     10.62         3,726          2.89               2.35             0.15          --
 Class C......................     10.63        10,072          2.60               2.35             0.27          --
 For the Year Ended October
  31, 2003(g)
 Class A......................     54.76        12,320          2.36               1.65             0.72         166
 Class B......................     53.72         2,237          3.09               2.35             0.03          --
 Class C......................     53.62         3,004          2.96               2.35            (0.03)         --
 For the Year Ended October
  31, 2002(g)
 Class A......................     (5.10)        4,598          3.09               1.65             0.44         194
 Class B......................     (5.34)          926          3.81               2.35            (0.26)         --
 Class C......................     (5.70)          859          3.53               2.35            (0.26)         --
THE HARTFORD MIDCAP FUND
 For the Year Ended October
  31, 2006
 Class A......................     14.84     1,837,361          1.27               1.27            (0.13)         84
 Class B......................     13.97       449,488          2.04               2.04            (0.90)         --
 Class C......................     14.06       499,039          1.96               1.96            (0.82)         --
 For the Year Ended October
  31, 2005
 Class A......................     18.85     1,677,327          1.30               1.30            (0.20)         74
 Class B......................     17.92       464,175          2.08               2.08            (0.98)         --
 Class C......................     18.07       499,502          1.99               1.99            (0.89)         --
 For the Year Ended October
  31, 2004
 Class A......................      9.86     1,544,968          1.37               1.37            (0.41)         52
 Class B......................      9.10       438,658          2.11               2.11            (1.15)         --
 Class C......................      9.18       484,268          2.02               2.02            (1.06)         --
 For the Year Ended October
  31, 2003
 Class A......................     32.77     1,413,021          1.50               1.48            (0.58)         70
 Class B......................     31.82       424,959          2.23               2.20            (1.30)         --
 Class C......................     31.93       477,891          2.10               2.10            (1.21)         --
 For the Year Ended October
  31, 2002(g)
 Class A......................     (6.46)      704,238          1.56               1.45            (0.65)        109
 Class B......................     (7.09)      266,650          2.24               2.15            (1.35)         --
 Class C......................     (7.09)      275,305          2.12               2.12            (1.31)         --
THE HARTFORD MIDCAP GROWTH
 FUND
 From (commencement of
  operations) July 31, 2006,
  through October 31, 2006
 Class A......................      6.30(f)     10,334          1.66(e)            1.20(e)         (0.29)(e)     112
 Class B......................      6.10(f)        297          2.47(e)            2.05(e)         (1.16)(e)      --
 Class C......................      6.10(f)        357          2.49(e)            2.07(e)         (1.20)(e)      --


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 254.

(e) Annualized.
(f) Not annualized.

(g) Per share amounts have been calculated using average shares outstanding method.


 244                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD MIDCAP VALUE FUND
 For the Year Ended October
  31, 2006
 Class A......................   $13.29       $ 0.01        $ 2.59        $ 2.60      $    --
 Class B......................    12.85        (0.10)         2.50          2.40           --
 Class C......................    12.85        (0.10)         2.50          2.40           --
 For the Year Ended October
  31, 2005
 Class A......................    12.89        (0.04)         1.41          1.37           --
 Class B......................    12.59        (0.14)         1.37          1.23           --
 Class C......................    12.59        (0.15)         1.38          1.23           --
 For the Year Ended October
  31, 2004
 Class A......................    11.32        (0.04)         1.61          1.57           --
 Class B......................    11.12        (0.13)         1.60          1.47           --
 Class C......................    11.13        (0.13)         1.59          1.46           --
 For the Year Ended October
  31, 2003(g)
 Class A......................     8.34        (0.03)         3.01          2.98           --
 Class B......................     8.25        (0.09)         2.96          2.87           --
 Class C......................     8.25        (0.09)         2.97          2.88           --
 For the Year Ended October
  31, 2002(g)
 Class A......................     8.48        (0.02)        (0.12)        (0.14)          --
 Class B......................     8.46        (0.09)        (0.12)        (0.21)          --
 Class C......................     8.46        (0.09)        (0.12)        (0.21)          --
THE HARTFORD MONEY MARKET FUND
 For the Year Ended October
  31, 2006
 Class A......................     1.00         0.04            --          0.04        (0.04)
 Class B......................     1.00         0.03            --          0.03        (0.03)
 Class C......................     1.00         0.03            --          0.03        (0.03)
 For the Year Ended October
  31, 2005
 Class A......................     1.00         0.02            --          0.02        (0.02)
 Class B......................     1.00         0.01            --          0.01        (0.01)
 Class C......................     1.00         0.01            --          0.01        (0.01)
 For the Year Ended October
  31, 2004
 Class A......................     1.00        0.003            --            --       (0.003)
 Class B......................     1.00           --            --            --           --
 Class C......................     1.00           --            --            --           --
 For the Year Ended October
  31, 2003
 Class A......................     1.00        0.003            --            --       (0.003)
 Class B......................     1.00           --            --            --           --
 Class C......................     1.00           --            --            --           --
 For the Year Ended October
  31, 2002(g)
 Class A......................     1.00        0.011            --          0.01       (0.011)
 Class B......................     1.00        0.004            --            --       (0.004)
 Class C......................     1.00        0.004            --            --       (0.004)
THE HARTFORD SELECT MIDCAP
 GROWTH FUND
 For the Year Ended October
  31, 2006
 Class A......................    10.14        (0.08)         1.32          1.24           --
 Class B......................    10.08        (0.15)         1.31          1.16           --
 Class C......................    10.08        (0.15)         1.30          1.15           --
 From (commencement of
  operations) January 1, 2005,
  through October 31, 2005
 Class A......................    10.06        (0.06)         0.14          0.08           --
 Class B......................    10.06        (0.09)         0.11          0.02           --
 Class C......................    10.06        (0.09)         0.11          0.02           --


                                                    -- SELECTED PER-SHARE DATA(A) --
                                -------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)     VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ----------
THE HARTFORD MIDCAP VALUE FUND
 For the Year Ended October
  31, 2006
 Class A......................     $(1.32)         $   --          $(1.32)         $ 1.28        $14.57
 Class B......................      (1.32)             --           (1.32)           1.08         13.93
 Class C......................      (1.32)             --           (1.32)           1.08         13.93
 For the Year Ended October
  31, 2005
 Class A......................      (0.97)             --           (0.97)           0.40         13.29
 Class B......................      (0.97)             --           (0.97)           0.26         12.85
 Class C......................      (0.97)             --           (0.97)           0.26         12.85
 For the Year Ended October
  31, 2004
 Class A......................         --              --              --            1.57         12.89
 Class B......................         --              --              --            1.47         12.59
 Class C......................         --              --              --            1.46         12.59
 For the Year Ended October
  31, 2003(g)
 Class A......................         --              --              --            2.98         11.32
 Class B......................         --              --              --            2.87         11.12
 Class C......................         --              --              --            2.88         11.13
 For the Year Ended October
  31, 2002(g)
 Class A......................         --              --              --           (0.14)         8.34
 Class B......................         --              --              --           (0.21)         8.25
 Class C......................         --              --              --           (0.21)         8.25
THE HARTFORD MONEY MARKET FUND
 For the Year Ended October
  31, 2006
 Class A......................         --              --           (0.04)             --          1.00
 Class B......................         --              --           (0.03)             --          1.00
 Class C......................         --              --           (0.03)             --          1.00
 For the Year Ended October
  31, 2005
 Class A......................         --              --           (0.02)             --          1.00
 Class B......................         --              --           (0.01)             --          1.00
 Class C......................         --              --           (0.01)             --          1.00
 For the Year Ended October
  31, 2004
 Class A......................         --              --              --              --          1.00
 Class B......................         --              --              --              --          1.00
 Class C......................         --              --              --              --          1.00
 For the Year Ended October
  31, 2003
 Class A......................         --              --              --              --          1.00
 Class B......................         --              --              --              --          1.00
 Class C......................         --              --              --              --          1.00
 For the Year Ended October
  31, 2002(g)
 Class A......................         --              --           (0.01)             --          1.00
 Class B......................         --              --              --              --          1.00
 Class C......................         --              --              --              --          1.00
THE HARTFORD SELECT MIDCAP
 GROWTH FUND
 For the Year Ended October
  31, 2006
 Class A......................      (0.10)             --           (0.10)           1.14         11.28
 Class B......................      (0.10)             --           (0.10)           1.06         11.14
 Class C......................      (0.10)             --           (0.10)           1.05         11.13
 From (commencement of
  operations) January 1, 2005,
  through October 31, 2005
 Class A......................         --              --              --            0.08         10.14
 Class B......................         --              --              --            0.02         10.08
 Class C......................         --              --              --            0.02         10.08

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ----------
THE HARTFORD MIDCAP VALUE FUND
 For the Year Ended October
  31, 2006
 Class A......................     21.37%     $305,002          1.45%              1.40%            0.06%         40%
 Class B......................     20.46        62,580          2.28               2.15            (0.69)         --
 Class C......................     20.45        63,302          2.16               2.15            (0.69)         --
 For the Year Ended October
  31, 2005
 Class A......................     11.31       280,662          1.49               1.40            (0.31)         49
 Class B......................     10.40        59,350          2.33               2.15            (1.06)         --
 Class C......................     10.40        61,194          2.19               2.15            (1.06)         --
 For the Year Ended October
  31, 2004
 Class A......................     13.87       280,173          1.56               1.45            (0.03)         46
 Class B......................     13.22        60,558          2.36               2.15            (1.04)         --
 Class C......................     13.12        67,132          2.20               2.15            (1.04)         --
 For the Year Ended October
  31, 2003(g)
 Class A......................     35.73       155,614          1.60               1.45            (0.35)         56
 Class B......................     34.79        42,407          2.33               2.15            (1.05)         --
 Class C......................     34.91        49,566          2.20               2.15            (1.05)         --
 For the Year Ended October
  31, 2002(g)
 Class A......................     (1.65)       94,532          1.68               1.45            (0.23)         40
 Class B......................     (2.48)       26,556          2.38               2.15            (0.95)         --
 Class C......................     (2.48)       32,274          2.27               2.15            (0.96)         --
THE HARTFORD MONEY MARKET FUND
 For the Year Ended October
  31, 2006
 Class A......................      4.00       207,592          1.14               0.95             3.95         N/A
 Class B......................      3.22        27,995          1.79               1.70             3.18          --
 Class C......................      3.22        16,997          1.76               1.70             3.20          --
 For the Year Ended October
  31, 2005
 Class A......................      1.99       182,308          1.22               0.95             1.96         N/A
 Class B......................      1.23        30,716          1.88               1.70             1.16          --
 Class C......................      1.23        18,790          1.80               1.70             1.19          --
 For the Year Ended October
  31, 2004
 Class A......................      0.28       205,442          1.22               1.00             0.27         N/A
 Class B......................      0.01        45,836          1.82               1.25             0.01          --
 Class C......................      0.01        26,626          1.77               1.27             0.01          --
 For the Year Ended October
  31, 2003
 Class A......................      0.32       246,199          1.28               1.00             0.33         N/A
 Class B......................      0.00        67,732          2.01               1.33(h)          0.01          --
 Class C......................      0.00        29,955          1.89               1.36(h)          0.01          --
 For the Year Ended October
  31, 2002(g)
 Class A......................      1.09       302,862          1.30               1.00             1.06         N/A
 Class B......................      0.43        99,048          1.96               1.70             0.37          --
 Class C......................      0.42        65,894          1.82               1.70             0.37          --
THE HARTFORD SELECT MIDCAP
 GROWTH FUND
 For the Year Ended October
  31, 2006
 Class A......................     12.31        23,542          1.69               1.50            (0.85)         99
 Class B......................     11.58         3,725          2.67               2.11            (1.46)         --
 Class C......................     11.48         3,861          2.52               2.25            (1.60)         --
 From (commencement of
  operations) January 1, 2005,
  through October 31, 2005
 Class A......................      0.80(f)     14,995          2.22(e)            1.50(e)         (0.95)(e)      97
 Class B......................      0.20(f)      2,354          3.35(e)            2.25(e)         (1.70)(e)      --
 Class C......................      0.20(f)      1,741          3.26(e)            2.25(e)         (1.70)(e)      --


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 254.

(e) Annualized.
(f) Not annualized.

(g) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                    245

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD SELECT MIDCAP
 VALUE FUND
 For the Year Ended October
  31, 2006
 Class A......................   $10.79       $   --        $ 1.87        $ 1.87      $ (0.01)
 Class B......................    10.75        (0.10)         1.87          1.77           --
 Class C......................    10.75        (0.09)         1.86          1.77           --
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class A......................    10.00           --          0.79          0.79           --
 Class B......................    10.00        (0.03)         0.78          0.75           --
 Class C......................    10.00        (0.03)         0.78          0.75           --
THE HARTFORD SELECT SMALLCAP
 VALUE FUND
 From (commencement of
  operations) July 31, 2006,
  through October 31, 2006(g)
 Class A......................    10.00         0.02          0.94          0.96           --
 Class B......................    10.00           --          0.93          0.93           --
 Class C......................    10.00           --          0.93          0.93           --
THE HARTFORD SHORT DURATION
 FUND
 For the Year Ended October
  31, 2006
 Class A......................     9.85         0.35          0.04          0.39        (0.35)
 Class B......................     9.85         0.27          0.05          0.32        (0.27)
 Class C......................     9.85         0.27          0.05          0.32        (0.27)
 For the Year Ended October
  31, 2005
 Class A......................    10.08         0.33         (0.24)         0.09        (0.32)
 Class B......................    10.08         0.25         (0.23)         0.02        (0.25)
 Class C......................    10.08         0.25         (0.23)         0.02        (0.25)
 For the Year Ended October
  31, 2004
 Class A......................    10.14         0.30         (0.06)         0.24        (0.30)
 Class B......................    10.14         0.23         (0.06)         0.17        (0.23)
 Class C......................    10.14         0.23         (0.06)         0.17        (0.23)
 From (commencement of
  operations) October 31,
  2002, through October 31,
  2003
 Class A......................    10.00         0.30          0.14          0.44        (0.30)
 Class B......................    10.00         0.23          0.14          0.37        (0.23)
 Class C......................    10.00         0.23          0.14          0.37        (0.23)


                                                    -- SELECTED PER-SHARE DATA(A) --
                                -------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)     VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ----------
THE HARTFORD SELECT MIDCAP
 VALUE FUND
 For the Year Ended October
  31, 2006
 Class A......................     $(0.24)         $   --          $(0.25)         $ 1.62        $12.41
 Class B......................      (0.24)             --           (0.24)           1.53         12.28
 Class C......................      (0.24)             --           (0.24)           1.53         12.28
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class A......................         --              --              --            0.79         10.79
 Class B......................         --              --              --            0.75         10.75
 Class C......................         --              --              --            0.75         10.75
THE HARTFORD SELECT SMALLCAP
 VALUE FUND
 From (commencement of
  operations) July 31, 2006,
  through October 31, 2006(g)
 Class A......................         --              --              --            0.96         10.96
 Class B......................         --              --              --            0.93         10.93
 Class C......................         --              --              --            0.93         10.93
THE HARTFORD SHORT DURATION
 FUND
 For the Year Ended October
  31, 2006
 Class A......................         --              --           (0.35)           0.04          9.89
 Class B......................         --              --           (0.27)           0.05          9.90
 Class C......................         --              --           (0.27)           0.05          9.90
 For the Year Ended October
  31, 2005
 Class A......................         --              --           (0.32)          (0.23)         9.85
 Class B......................         --              --           (0.25)          (0.23)         9.85
 Class C......................         --              --           (0.25)          (0.23)         9.85
 For the Year Ended October
  31, 2004
 Class A......................         --              --           (0.30)          (0.06)        10.08
 Class B......................         --              --           (0.23)          (0.06)        10.08
 Class C......................         --              --           (0.23)          (0.06)        10.08
 From (commencement of
  operations) October 31,
  2002, through October 31,
  2003
 Class A......................         --              --           (0.30)           0.14         10.14
 Class B......................         --              --           (0.23)           0.14         10.14
 Class C......................         --              --           (0.23)           0.14         10.14

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ----------
THE HARTFORD SELECT MIDCAP
 VALUE FUND
 For the Year Ended October
  31, 2006
 Class A......................     17.66%      $47,937          1.69%              1.55%           (0.10)%        63%
 Class B......................     16.79         4,137          2.67               2.30            (0.84)         --
 Class C......................     16.79         7,417          2.53               2.30            (0.84)         --
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class A......................      7.90(f)     22,423          1.67(e)            1.55(e)         (0.08)(e)      30
 Class B......................      7.50(f)      1,714          2.64(e)            2.30(e)         (0.92)(e)      --
 Class C......................      7.50(f)      2,885          2.53(e)            2.30(e)         (0.96)(e)      --
THE HARTFORD SELECT SMALLCAP
 VALUE FUND
 From (commencement of
  operations) July 31, 2006,
  through October 31, 2006(g)
 Class A......................      9.60(f)     15,872          1.73(e)            1.60(e)          0.78(e)       10
 Class B......................      9.30(f)        308          2.53(e)            2.35(e)          0.03(e)       --
 Class C......................      9.30(f)        280          2.51(e)            2.35(e)          0.03(e)       --
THE HARTFORD SHORT DURATION
 FUND
 For the Year Ended October
  31, 2006
 Class A......................      4.02        26,726          1.10               0.90             3.53         119
 Class B......................      3.33         6,760          1.92               1.65             2.77          --
 Class C......................      3.33        14,382          1.83               1.65             2.76          --
 For the Year Ended October
  31, 2005
 Class A......................      0.92        29,212          1.05               0.90             3.23         123
 Class B......................      0.17         8,814          1.89               1.65             2.47          --
 Class C......................      0.17        22,973          1.78               1.65             2.47          --
 For the Year Ended October
  31, 2004
 Class A......................      2.40        39,148          1.06               0.95             2.95         108
 Class B......................      1.68        12,267          1.84               1.65             2.26          --
 Class C......................      1.68        34,949          1.76               1.65             2.26          --
 From (commencement of
  operations) October 31,
  2002, through October 31,
  2003
 Class A......................      4.48(f)     32,753          1.34(e)            0.95(e)          3.14(e)      113
 Class B......................      3.77(f)     10,206          2.09(e)            1.65(e)          2.46(e)       --
 Class C......................      3.77(f)     30,660          1.96(e)            1.65(e)          2.44(e)       --


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 254.

(e) Annualized.
(f) Not annualized.

(g) Per share amounts have been calculated using average shares outstanding method.


 246                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD SMALL COMPANY
 FUND
 For the Year Ended October
  31, 2006
 Class A......................   $18.45       $(0.18)       $ 3.31        $ 3.13      $    --
 Class B......................    17.20        (0.36)         3.13          2.77           --
 Class C......................    17.22        (0.32)         3.10          2.78           --
 For the Year Ended October
  31, 2005
 Class A......................    15.09        (0.16)         3.52          3.36           --
 Class B......................    14.17        (0.29)         3.32          3.03           --
 Class C......................    14.19        (0.29)         3.32          3.03           --
 For the Year Ended October
  31, 2004
 Class A......................    14.28        (0.18)         0.99          0.81           --
 Class B......................    13.51        (0.27)         0.93          0.66           --
 Class C......................    13.52        (0.28)         0.95          0.67           --
 For the Year Ended October
  31, 2003
 Class A......................     9.93        (0.13)         4.48          4.35           --
 Class B......................     9.46        (0.20)         4.25          4.05           --
 Class C......................     9.47        (0.20)         4.25          4.05           --
 For the Year Ended October
  31, 2002(g)
 Class A......................    12.00        (0.12)        (1.95)        (2.07)          --
 Class B......................    11.52        (0.20)        (1.86)        (2.06)          --
 Class C......................    11.53        (0.20)        (1.86)        (2.06)          --
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Year Ended October
  31, 2006
 Class A......................    28.30        (0.06)         3.08          3.02           --
 Class B......................    25.57        (0.26)         2.81          2.55           --
 Class C......................    25.56        (0.27)         2.78          2.51           --
 For the Year Ended October
  31, 2005
 Class A......................    24.60        (0.15)         3.85          3.70           --
 Class B......................    22.39        (0.32)         3.50          3.18           --
 Class C......................    22.39        (0.28)         3.45          3.17           --
 For the Year Ended October
  31, 2004
 Class A......................    22.91        (0.15)         1.84          1.69           --
 Class B......................    20.99        (0.28)         1.68          1.40           --
 Class C......................    20.99        (0.27)         1.67          1.40           --
 For the Year Ended October
  31, 2003
 Class A......................    15.57        (0.09)         7.43          7.34           --
 Class B......................    14.36        (0.15)         6.78          6.63           --
 Class C......................    14.35        (0.16)         6.80          6.64           --
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................    20.21        (0.06)        (4.58)        (4.64)          --
 Class B......................    18.73        (0.08)        (4.29)        (4.37)          --
 Class C......................    18.73        (0.09)        (4.29)        (4.38)          --


                                                    -- SELECTED PER-SHARE DATA(A) --
                                -------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)     VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ----------
THE HARTFORD SMALL COMPANY
 FUND
 For the Year Ended October
  31, 2006
 Class A......................     $   --          $   --          $   --          $ 3.13        $21.58
 Class B......................         --              --              --            2.77         19.97
 Class C......................         --              --              --            2.78         20.00
 For the Year Ended October
  31, 2005
 Class A......................         --              --              --            3.36         18.45
 Class B......................         --              --              --            3.03         17.20
 Class C......................         --              --              --            3.03         17.22
 For the Year Ended October
  31, 2004
 Class A......................         --              --              --            0.81         15.09
 Class B......................         --              --              --            0.66         14.17
 Class C......................         --              --              --            0.67         14.19
 For the Year Ended October
  31, 2003
 Class A......................         --              --              --            4.35         14.28
 Class B......................         --              --              --            4.05         13.51
 Class C......................         --              --              --            4.05         13.52
 For the Year Ended October
  31, 2002(g)
 Class A......................         --              --              --           (2.07)         9.93
 Class B......................         --              --              --           (2.06)         9.46
 Class C......................         --              --              --           (2.06)         9.47
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Year Ended October
  31, 2006
 Class A......................         --              --              --            3.02         31.32
 Class B......................         --              --              --            2.55         28.12
 Class C......................         --              --              --            2.51         28.07
 For the Year Ended October
  31, 2005
 Class A......................         --              --              --            3.70         28.30
 Class B......................         --              --              --            3.18         25.57
 Class C......................         --              --              --            3.17         25.56
 For the Year Ended October
  31, 2004
 Class A......................         --              --              --            1.69         24.60
 Class B......................         --              --              --            1.40         22.39
 Class C......................         --              --              --            1.40         22.39
 For the Year Ended October
  31, 2003
 Class A......................         --              --              --            7.34         22.91
 Class B......................         --              --              --            6.63         20.99
 Class C......................         --              --              --            6.64         20.99
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................         --              --              --           (4.64)        15.57
 Class B......................         --              --              --           (4.37)        14.36
 Class C......................         --              --              --           (4.38)        14.35

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ----------
THE HARTFORD SMALL COMPANY
 FUND
 For the Year Ended October
  31, 2006
 Class A......................     16.96%     $194,656          1.48%              1.40%           (0.87)%       170%
 Class B......................     16.10        52,036          2.32               2.15            (1.62)         --
 Class C......................     16.14        47,744          2.23               2.15            (1.62)         --
 For the Year Ended October
  31, 2005
 Class A......................     22.27       159,577          1.57               1.40            (0.88)        104
 Class B......................     21.38        56,664          2.39               2.15            (1.63)         --
 Class C......................     21.35        44,564          2.30               2.15            (1.63)         --
 For the Year Ended October
  31, 2004
 Class A......................      5.67       156,278          1.62               1.45            (1.15)        142
 Class B......................      4.88        58,438          2.40               2.15            (1.85)         --
 Class C......................      4.96        49,327          2.30               2.15            (1.85)         --
 For the Year Ended October
  31, 2003
 Class A......................     43.81       141,327          1.63               1.45            (1.19)        179
 Class B......................     42.81        58,286          2.36               2.15            (1.89)         --
 Class C......................     42.77        52,010          2.23               2.15            (1.88)         --
 For the Year Ended October
  31, 2002(g)
 Class A......................    (17.25)       96,302          1.64               1.45            (0.97)        226
 Class B......................    (17.88)       41,439          2.31               2.15            (1.67)         --
 Class C......................    (17.87)       38,938          2.20               2.15            (1.65)         --
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Year Ended October
  31, 2006
 Class A......................     10.67       228,776          1.56               1.36            (0.30)         86
 Class B......................      9.97        19,078          2.39               2.02            (0.95)         --
 Class C......................      9.82        24,070          2.25               2.15            (1.08)         --
 For the Year Ended October
  31, 2005
 Class A......................     15.04        66,403          1.62               1.40            (0.65)         81
 Class B......................     14.20        16,230          2.51               2.15            (1.40)         --
 Class C......................     14.16        15,668          2.33               2.15            (1.40)         --
 For the Year Ended October
  31, 2004
 Class A......................      7.38        42,962          1.77               1.45            (0.81)        102
 Class B......................      6.67        11,930          2.59               2.15            (1.51)         --
 Class C......................      6.67        10,140          2.38               2.15            (1.51)         --
 For the Year Ended October
  31, 2003
 Class A......................     47.14        17,544          1.61               1.45            (0.83)        122
 Class B......................     46.17         6,571          2.31               2.15            (1.53)         --
 Class C......................     46.27         5,076          2.22               2.15            (1.53)         --
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................    (22.97)(f)      3,457         1.82(e)            1.45(e)         (0.93)(e)      93
 Class B......................    (23.31)(f)      1,756         2.52(e)            2.15(e)         (1.60)(e)      --
 Class C......................    (23.37)(f)      1,432         2.38(e)            2.15(e)         (1.60)(e)      --


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 254.

(e) Annualized.
(f) Not annualized.

(g) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                    247

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD STOCK FUND
 For the Year Ended October
  31, 2006(h)
 Class A......................   $18.39       $ 0.11        $ 2.58        $ 2.69      $ (0.04)
 Class B......................    17.23        (0.05)         2.40          2.35           --
 Class C......................    17.35        (0.04)         2.42          2.38           --
 For the Year Ended October
  31, 2005
 Class A......................    16.76         0.16          1.57          1.73        (0.10)
 Class B......................    15.76           --          1.47          1.47           --
 Class C......................    15.84         0.04          1.47          1.51           --
 For the Year Ended October
  31, 2004
 Class A......................    16.21         0.03          0.52          0.55           --
 Class B......................    15.35        (0.10)         0.51          0.41           --
 Class C......................    15.41        (0.08)         0.51          0.43           --
 For the Year Ended October
  31, 2003
 Class A......................    13.73         0.04          2.44          2.48           --
 Class B......................    13.10        (0.07)         2.32          2.25           --
 Class C......................    13.13        (0.05)         2.33          2.28           --
 For the Year Ended October
  31, 2002(h)
 Class A......................    16.89           --         (3.16)        (3.16)          --
 Class B......................    16.24        (0.12)        (3.02)        (3.14)          --
 Class C......................    16.23        (0.08)        (3.02)        (3.10)          --
THE HARTFORD TAX-FREE
 CALIFORNIA FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................    10.32         0.38          0.24          0.62        (0.38)
 Class B......................    10.31         0.30          0.24          0.54        (0.30)
 Class C......................    10.33         0.30          0.24          0.54        (0.30)
 For the Year Ended October
  31, 2005
 Class A......................    10.32         0.38            --          0.38        (0.38)
 Class B......................    10.31         0.29          0.01          0.30        (0.30)
 Class C......................    10.33         0.29          0.01          0.30        (0.30)
 For the Year Ended October
  31, 2004
 Class A......................     9.93         0.38          0.41          0.79        (0.40)
 Class B......................     9.92         0.34          0.38          0.72        (0.33)
 Class C......................     9.93         0.32          0.41          0.73        (0.33)
 From (commencement of
  operations) October 31,
  2002, through October 31,
  2003
 Class A......................    10.00         0.37         (0.07)         0.30        (0.37)
 Class B......................    10.00         0.30         (0.08)         0.22        (0.30)
 Class C......................    10.00         0.30         (0.07)         0.23        (0.30)
THE TAX-FREE MINNESOTA FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................    10.22         0.41          0.13          0.54        (0.41)
 Class B......................    10.23         0.33          0.14          0.47        (0.33)
 Class C......................    10.25         0.33          0.14          0.47        (0.33)
 For the Year Ended October
  31, 2005(h)
 Class A......................    10.44         0.39         (0.22)         0.17        (0.39)
 Class B......................    10.45         0.31         (0.21)         0.10        (0.32)
 Class C......................    10.46         0.32         (0.21)         0.11        (0.32)
 For the Year Ended October
  31, 2004
 Class A......................    10.46         0.41          0.24          0.65        (0.40)
 Class B......................    10.46         0.33          0.25          0.58        (0.32)
 Class C......................    10.48         0.33          0.24          0.57        (0.32)
 For the Year Ended October
  31, 2003(h)
 Class A......................    10.46         0.38          0.05          0.43        (0.38)
 Class B......................    10.47         0.31          0.04          0.35        (0.31)
 Class C......................    10.48         0.31          0.05          0.36        (0.31)
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................    10.29         0.26          0.16          0.42        (0.25)
 Class B......................    10.27         0.20          0.20          0.40        (0.20)
 Class C......................    10.27         0.20          0.21          0.41        (0.20)


                                                    -- SELECTED PER-SHARE DATA(A) --
                                -------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)     VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ----------
THE HARTFORD STOCK FUND
 For the Year Ended October
  31, 2006(h)
 Class A......................     $   --          $   --          $(0.04)         $ 2.65        $21.04
 Class B......................         --              --              --            2.35         19.58
 Class C......................         --              --              --            2.38         19.73
 For the Year Ended October
  31, 2005
 Class A......................         --              --           (0.10)           1.63         18.39
 Class B......................         --              --              --            1.47         17.23
 Class C......................         --              --              --            1.51         17.35
 For the Year Ended October
  31, 2004
 Class A......................         --              --              --            0.55         16.76
 Class B......................         --              --              --            0.41         15.76
 Class C......................         --              --              --            0.43         15.84
 For the Year Ended October
  31, 2003
 Class A......................         --              --              --            2.48         16.21
 Class B......................         --              --              --            2.25         15.35
 Class C......................         --              --              --            2.28         15.41
 For the Year Ended October
  31, 2002(h)
 Class A......................         --              --              --           (3.16)        13.73
 Class B......................         --              --              --           (3.14)        13.10
 Class C......................         --              --              --           (3.10)        13.13
THE HARTFORD TAX-FREE
 CALIFORNIA FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      (0.01)             --           (0.39)           0.23         10.55
 Class B......................      (0.01)             --           (0.31)           0.23         10.54
 Class C......................      (0.01)             --           (0.31)           0.23         10.56
 For the Year Ended October
  31, 2005
 Class A......................         --              --           (0.38)             --         10.32
 Class B......................         --              --           (0.30)             --         10.31
 Class C......................         --              --           (0.30)             --         10.33
 For the Year Ended October
  31, 2004
 Class A......................         --              --           (0.40)           0.39         10.32
 Class B......................         --              --           (0.33)           0.39         10.31
 Class C......................         --              --           (0.33)           0.40         10.33
 From (commencement of
  operations) October 31,
  2002, through October 31,
  2003
 Class A......................         --              --           (0.37)          (0.07)         9.93
 Class B......................         --              --           (0.30)          (0.08)         9.92
 Class C......................         --              --           (0.30)          (0.07)         9.93
THE TAX-FREE MINNESOTA FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      (0.02)             --           (0.43)           0.11         10.33
 Class B......................      (0.02)             --           (0.35)           0.12         10.35
 Class C......................      (0.02)             --           (0.35)           0.12         10.37
 For the Year Ended October
  31, 2005(h)
 Class A......................         --              --           (0.39)          (0.22)        10.22
 Class B......................         --              --           (0.32)          (0.22)        10.23
 Class C......................         --              --           (0.32)          (0.21)        10.25
 For the Year Ended October
  31, 2004
 Class A......................      (0.27)             --           (0.67)          (0.02)        10.44
 Class B......................      (0.27)             --           (0.59)          (0.01)        10.45
 Class C......................      (0.27)             --           (0.59)          (0.02)        10.46
 For the Year Ended October
  31, 2003(h)
 Class A......................      (0.05)             --           (0.43)             --         10.46
 Class B......................      (0.05)             --           (0.36)          (0.01)        10.46
 Class C......................      (0.05)             --           (0.36)             --         10.48
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................         --              --           (0.25)           0.17         10.46
 Class B......................         --              --           (0.20)           0.20         10.47
 Class C......................         --              --           (0.20)           0.21         10.48

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ----------
THE HARTFORD STOCK FUND
 For the Year Ended October
  31, 2006(h)
 Class A......................     14.65%     $684,726          1.41%              1.28%            0.53%        110%
 Class B......................     13.64       223,639          2.23               2.12            (0.30)         --
 Class C......................     13.72       161,554          2.08               2.03            (0.21)         --
 For the Year Ended October
  31, 2005
 Class A......................     10.36       727,492          1.42               1.33             0.89          62
 Class B......................      9.33       278,445          2.23               2.23            (0.02)         --
 Class C......................      9.53       182,587          2.09               2.09             0.17          --
 For the Year Ended October
  31, 2004
 Class A......................      3.39       952,606          1.42               1.42             0.18          29
 Class B......................      2.67       343,148          2.18               2.18            (0.59)         --
 Class C......................      2.79       256,271          2.03               2.03            (0.44)         --
 For the Year Ended October
  31, 2003
 Class A......................     18.06       976,663          1.47               1.45             0.26          37
 Class B......................     17.18       376,437          2.20               2.18            (0.47)         --
 Class C......................     17.36       311,874          2.07               2.07            (0.36)         --
 For the Year Ended October
  31, 2002(h)
 Class A......................    (18.71)      880,371          1.47               1.42            (0.01)         48
 Class B......................    (19.34)      351,382          2.15               2.15            (0.74)         --
 Class C......................    (19.10)      313,173          2.03               2.03            (0.62)         --
THE HARTFORD TAX-FREE
 CALIFORNIA FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      6.13        24,796          0.99               0.90             3.71           2
 Class B......................      5.34         1,571          1.77               1.65             2.96          --
 Class C......................      5.33         3,435          1.78               1.65             2.95          --
 For the Year Ended October
  31, 2005
 Class A......................      3.69        15,601          1.02               0.90             3.64          31
 Class B......................      2.92         1,305          1.80               1.65             2.90          --
 Class C......................      2.91         1,937          1.80               1.65             2.90          --
 For the Year Ended October
  31, 2004
 Class A......................      8.15        14,846          1.03               0.95             3.85          41
 Class B......................      7.40         1,017          1.84               1.65             3.12          --
 Class C......................      7.49         1,448          1.85               1.65             3.06          --
 From (commencement of
  operations) October 31,
  2002, through October 31,
  2003
 Class A......................      3.06(f)     10,799          1.57(e)            0.95(e)          3.73(e)       64
 Class B......................      2.23(f)      1,827          2.32(e)            1.65(e)          3.07(e)       --
 Class C......................      2.34(f)      1,230          2.18(e)            1.65(e)          3.02(e)       --
THE TAX-FREE MINNESOTA FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      5.35         6,846          1.23               0.85             3.97          16
 Class B......................      4.65           804          1.98               1.57             3.25          --
 Class C......................      4.65           411          1.96               1.57             3.25          --
 For the Year Ended October
  31, 2005(h)
 Class A......................      1.66         5,547          1.26               0.85             3.76          10
 Class B......................      0.91           814          2.02               1.60             3.01          --
 Class C......................      1.01           418          2.03               1.60             3.02          --
 For the Year Ended October
  31, 2004
 Class A......................      6.37         4,286          1.27               0.98             3.87          13
 Class B......................      5.71           645          1.99               1.68             3.16          --
 Class C......................      5.60           321          1.98               1.69             3.15          --
 For the Year Ended October
  31, 2003(h)
 Class A......................      4.23         3,242          1.50               1.15             3.58          17
 Class B......................      3.42           532          2.21               1.85             2.88          --
 Class C......................      3.51           414          2.09               1.85             2.88          --
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................      4.16(f)      2,073          1.37(e)            1.15(e)          3.57(e)       36
 Class B......................      3.93(f)        238          2.09(e)            1.85(e)          2.73(e)       --
 Class C......................      4.03(f)        304          1.92(e)            1.85(e)          2.79(e)       --


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 254.

(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.

(h) Per share amounts have been calculated using average shares outstanding method.


 248                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD TAX-FREE NATIONAL
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................   $11.13       $ 0.45        $ 0.29        $ 0.74      $ (0.45)
 Class B......................    11.06         0.37          0.28          0.65        (0.37)
 Class C......................    11.09         0.37          0.28          0.65        (0.37)
 For the Year Ended October
  31, 2005(h)
 Class A......................    11.22         0.43         (0.09)         0.34        (0.43)
 Class B......................    11.15         0.35         (0.09)         0.26        (0.35)
 Class C......................    11.18         0.35         (0.09)         0.26        (0.35)
 For the Year Ended October
  31, 2004
 Class A......................    11.07         0.45          0.32          0.77        (0.45)
 Class B......................    11.00         0.37          0.32          0.69        (0.37)
 Class C......................    11.02         0.37          0.33          0.70        (0.37)
 For the Year Ended October
  31, 2003
 Class A......................    11.28         0.41          0.04          0.45        (0.41)
 Class B......................    11.21         0.33          0.04          0.37        (0.33)
 Class C......................    11.23         0.33          0.04          0.37        (0.33)
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................    10.99         0.26          0.30          0.56        (0.27)
 Class B......................    10.97         0.20          0.25          0.45        (0.21)
 Class C......................    10.97         0.20          0.27          0.47        (0.21)
THE HARTFORD TAX-FREE NEW YORK
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................    10.32         0.39          0.23          0.62        (0.39)
 Class B......................    10.32         0.31          0.24          0.55        (0.32)
 Class C......................    10.32         0.32          0.23          0.55        (0.32)
 For the Year Ended October
  31, 2005
 Class A......................    10.42         0.36         (0.08)         0.28        (0.36)
 Class B......................    10.42         0.28         (0.08)         0.20        (0.28)
 Class C......................    10.42         0.28         (0.08)         0.20        (0.28)
 For the Year Ended October
  31, 2004
 Class A......................    10.15         0.37          0.37          0.74        (0.39)
 Class B......................    10.15         0.30          0.37          0.67        (0.32)
 Class C......................    10.15         0.30          0.37          0.67        (0.32)
 From (commencement of
  operations) October 31,
  2002, through October 31,
  2003
 Class A......................    10.00         0.34          0.16          0.50        (0.35)
 Class B......................    10.00         0.27          0.16          0.43        (0.28)
 Class C......................    10.00         0.27          0.16          0.43        (0.28)
THE HARTFORD TOTAL RETURN BOND
 FUND
 For the Year Ended October
  31, 2006
 Class A......................    10.62         0.41          0.04          0.45        (0.42)
 Class B......................    10.57         0.33          0.04          0.37        (0.34)
 Class C......................    10.64         0.34          0.03          0.37        (0.34)
 For the Year Ended October
  31, 2005
 Class A......................    10.95         0.35         (0.24)         0.11        (0.40)
 Class B......................    10.90         0.27         (0.24)         0.03        (0.32)
 Class C......................    10.97         0.29         (0.25)         0.04        (0.33)
 For the Year Ended October
  31, 2004
 Class A......................    11.14         0.32          0.21          0.53        (0.35)
 Class B......................    11.09         0.24          0.22          0.46        (0.28)
 Class C......................    11.12         0.27          0.23          0.50        (0.28)
 For the Year Ended October
  31, 2003
 Class A......................    10.78         0.49          0.48          0.97        (0.50)
 Class B......................    10.73         0.42          0.47          0.89        (0.42)
 Class C......................    10.77         0.42          0.46          0.88        (0.42)
 For the Year Ended October
  31, 2002(h)
 Class A......................    10.90         0.47            --          0.47        (0.52)
 Class B......................    10.85         0.40            --          0.40        (0.45)
 Class C......................    10.89         0.40            --          0.40        (0.45)


                                                    -- SELECTED PER-SHARE DATA(A) --
                                -------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)     VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ----------
THE HARTFORD TAX-FREE NATIONAL
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................     $(0.08)         $   --          $(0.53)         $ 0.21        $11.34
 Class B......................      (0.08)             --           (0.45)           0.20         11.26
 Class C......................      (0.08)             --           (0.45)           0.20         11.29
 For the Year Ended October
  31, 2005(h)
 Class A......................         --              --           (0.43)          (0.09)        11.13
 Class B......................         --              --           (0.35)          (0.09)        11.06
 Class C......................         --              --           (0.35)          (0.09)        11.09
 For the Year Ended October
  31, 2004
 Class A......................      (0.17)             --           (0.62)           0.15         11.22
 Class B......................      (0.17)             --           (0.54)           0.15         11.15
 Class C......................      (0.17)             --           (0.54)           0.16         11.18
 For the Year Ended October
  31, 2003
 Class A......................      (0.25)             --           (0.66)          (0.21)        11.07
 Class B......................      (0.25)             --           (0.58)          (0.21)        11.00
 Class C......................      (0.25)             --           (0.58)          (0.21)        11.02
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................         --              --           (0.27)           0.29         11.28
 Class B......................         --              --           (0.21)           0.24         11.21
 Class C......................         --              --           (0.21)           0.26         11.23
THE HARTFORD TAX-FREE NEW YORK
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      (0.02)             --           (0.41)           0.21         10.53
 Class B......................      (0.02)             --           (0.34)           0.21         10.53
 Class C......................      (0.02)             --           (0.34)           0.21         10.53
 For the Year Ended October
  31, 2005
 Class A......................      (0.02)             --           (0.38)          (0.10)        10.32
 Class B......................      (0.02)             --           (0.30)          (0.10)        10.32
 Class C......................      (0.02)             --           (0.30)          (0.10)        10.32
 For the Year Ended October
  31, 2004
 Class A......................      (0.08)             --           (0.47)           0.27         10.42
 Class B......................      (0.08)             --           (0.40)           0.27         10.42
 Class C......................      (0.08)             --           (0.40)           0.27         10.42
 From (commencement of
  operations) October 31,
  2002, through October 31,
  2003
 Class A......................         --              --           (0.35)           0.15         10.15
 Class B......................         --              --           (0.28)           0.15         10.15
 Class C......................         --              --           (0.28)           0.15         10.15
THE HARTFORD TOTAL RETURN BOND
 FUND
 For the Year Ended October
  31, 2006
 Class A......................      (0.06)             --           (0.48)          (0.03)        10.59
 Class B......................      (0.06)             --           (0.40)          (0.03)        10.54
 Class C......................      (0.06)             --           (0.40)          (0.03)        10.61
 For the Year Ended October
  31, 2005
 Class A......................      (0.04)             --           (0.44)          (0.33)        10.62
 Class B......................      (0.04)             --           (0.36)          (0.33)        10.57
 Class C......................      (0.04)             --           (0.37)          (0.33)        10.64
 For the Year Ended October
  31, 2004
 Class A......................      (0.37)             --           (0.72)          (0.19)        10.95
 Class B......................      (0.37)             --           (0.65)          (0.19)        10.90
 Class C......................      (0.37)             --           (0.65)          (0.15)        10.97
 For the Year Ended October
  31, 2003
 Class A......................      (0.11)             --           (0.61)           0.36         11.14
 Class B......................      (0.11)             --           (0.53)           0.36         11.09
 Class C......................      (0.11)             --           (0.53)           0.35         11.12
 For the Year Ended October
  31, 2002(h)
 Class A......................      (0.07)             --           (0.59)          (0.12)        10.78
 Class B......................      (0.07)             --           (0.52)          (0.12)        10.73
 Class C......................      (0.07)             --           (0.52)          (0.12)        10.77

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ----------
THE HARTFORD TAX-FREE NATIONAL
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      6.82%      $71,876          1.22%              1.00%            4.06%         14%
 Class B......................      5.97         6,746          2.00               1.75             3.31          --
 Class C......................      5.95        12,889          1.97               1.75             3.31          --
 For the Year Ended October
  31, 2005(h)
 Class A......................      3.10        46,163          1.26               1.00             3.88          22
 Class B......................      2.36         6,889          2.03               1.75             3.13          --
 Class C......................      2.35         8,496          1.99               1.75             3.13          --
 For the Year Ended October
  31, 2004
 Class A......................      7.10        35,210          1.30               1.08             4.04          18
 Class B......................      6.39         6,236          2.01               1.78             3.32          --
 Class C......................      6.47         8,357          1.98               1.78             3.33          --
 For the Year Ended October
  31, 2003
 Class A......................      4.18        21,457          1.61               1.15             3.75          35
 Class B......................      3.43         6,598          2.33               1.85             3.05          --
 Class C......................      3.42         7,588          2.21               1.85             3.06          --
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................      5.17(f)     12,192          1.63(e)            1.15(e)          3.31(e)       47
 Class B......................      4.18(f)      3,764          2.33(e)            1.85(e)          2.54(e)       --
 Class C......................      4.37(f)      3,121          2.18(e)            1.85(e)          2.57(e)       --
THE HARTFORD TAX-FREE NEW YORK
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      6.21        11,182          1.03               0.85             3.78          25
 Class B......................      5.41         1,808          1.79               1.60             3.03          --
 Class C......................      5.41         2,492          1.78               1.60             3.03          --
 For the Year Ended October
  31, 2005
 Class A......................      2.66        11,202          1.03               0.85             3.45          23
 Class B......................      1.90         1,794          1.80               1.60             2.70          --
 Class C......................      1.90         2,677          1.79               1.60             2.70          --
 For the Year Ended October
  31, 2004
 Class A......................      7.52        10,541          1.04               0.91             3.66          24
 Class B......................      6.76         1,568          1.74               1.61             2.96          --
 Class C......................      6.76         1,973          1.75               1.62             2.95          --
 From (commencement of
  operations) October 31,
  2002, through October 31,
  2003
 Class A......................      5.03(f)      8,602          1.63(e)            0.95(e)          3.34(e)       54
 Class B......................      4.30(f)      1,051          2.38(e)            1.65(e)          2.64(e)       --
 Class C......................      4.30(f)      1,393          2.26(e)            1.65(e)          2.67(e)       --
THE HARTFORD TOTAL RETURN BOND
 FUND
 For the Year Ended October
  31, 2006
 Class A......................      4.35       432,703          1.20               1.20             3.98         347
 Class B......................      3.56        79,506          2.02               1.95             3.20          --
 Class C......................      3.63        75,194          1.87               1.87             3.29          --
 For the Year Ended October
  31, 2005
 Class A......................      1.00       311,557          1.24               1.20             3.24         195
 Class B......................      0.25        81,028          2.00               1.95             2.49          --
 Class C......................      0.34        74,039          1.87               1.87             2.56          --
 For the Year Ended October
  31, 2004
 Class A......................      5.10(i)    298,903          1.27               1.25             2.98         171
 Class B......................      4.37(i)     91,861          1.97               1.95             2.28          --
 Class C......................      4.76(i)     89,504          1.86               1.86             2.37          --
 For the Year Ended October
  31, 2003
 Class A......................      9.16       268,655          1.40               1.25             3.39         199
 Class B......................      8.44       106,077          2.13               1.95             2.70          --
 Class C......................      8.31       110,214          2.01               1.95             2.71          --
 For the Year Ended October
  31, 2002(h)
 Class A......................      4.50       215,083          1.42               1.25             4.65         149
 Class B......................      3.77        98,028          2.10               1.95             3.92          --
 Class C......................      3.80       107,479          1.98               1.95             3.92          --


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 254.

(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

(i) Total Return without the Payment from Affiliate, as noted in the Statement of Operations, can be found on page 258.


THE HARTFORD MUTUAL FUNDS                                                    249

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD U.S. GOVERNMENT
 SECURITIES FUND
 For the Year Ended October
  31, 2006(g)
 Class A......................   $ 9.32       $ 0.42        $(0.08)       $ 0.34      $ (0.43)
 Class B......................     9.27         0.35         (0.08)         0.27        (0.36)
 Class C......................     9.27         0.35         (0.08)         0.27        (0.36)
 For the Year Ended October
  31, 2005
 Class A......................     9.65         0.40         (0.32)         0.08        (0.41)
 Class B......................     9.62         0.32         (0.34)        (0.02)       (0.33)
 Class C......................     9.61         0.32         (0.33)        (0.01)       (0.33)
 For the Year Ended October
  31, 2004
 Class A......................     9.67         0.40         (0.01)         0.39        (0.41)
 Class B......................     9.64         0.32            --          0.32        (0.34)
 Class C......................     9.63         0.32            --          0.32        (0.34)
 For the Year Ended October
  31, 2003
 Class A......................     9.88         0.41         (0.21)         0.20        (0.41)
 Class B......................     9.84         0.33         (0.19)         0.14        (0.34)
 Class C......................     9.84         0.33         (0.20)         0.13        (0.34)
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................     9.50         0.26          0.38          0.64        (0.26)
 Class B......................     9.46         0.21          0.38          0.59        (0.21)
 Class C......................     9.46         0.21          0.38          0.59        (0.21)
THE HARTFORD VALUE FUND
 For the Year Ended October
  31, 2006
 Class A......................    10.79         0.09          2.11          2.20        (0.08)
 Class B......................    10.62         0.01          2.08          2.09           --
 Class C......................    10.62         0.01          2.08          2.09           --
 For the Year Ended October
  31, 2005
 Class A......................     9.71         0.08          1.04          1.12        (0.04)
 Class B......................     9.60           --          1.02          1.02           --
 Class C......................     9.60           --          1.02          1.02           --
 For the Year Ended October
  31, 2004(g)
 Class A......................     8.92         0.07          0.79          0.86        (0.07)
 Class B......................     8.83         0.01          0.78          0.79        (0.02)
 Class C......................     8.83         0.01          0.78          0.79        (0.02)
 For the Year Ended October
  31, 2003(g)
 Class A......................     7.59         0.08          1.31          1.39        (0.06)
 Class B......................     7.51         0.03          1.29          1.32           --
 Class C......................     7.51         0.03          1.29          1.32           --
 For the Year Ended October
  31, 2002(g)
 Class A......................     9.02         0.05         (1.43)        (1.38)          --
 Class B......................     8.99        (0.02)        (1.41)        (1.43)          --
 Class C......................     8.99        (0.02)        (1.41)        (1.43)          --


                                                    -- SELECTED PER-SHARE DATA(A) --
                                -------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)     VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ----------
THE HARTFORD U.S. GOVERNMENT
 SECURITIES FUND
 For the Year Ended October
  31, 2006(g)
 Class A......................     $   --          $   --          $(0.43)         $(0.09)       $ 9.23
 Class B......................         --              --           (0.36)          (0.09)         9.18
 Class C......................         --              --           (0.36)          (0.09)         9.18
 For the Year Ended October
  31, 2005
 Class A......................         --              --           (0.41)          (0.33)         9.32
 Class B......................         --              --           (0.33)          (0.35)         9.27
 Class C......................         --              --           (0.33)          (0.34)         9.27
 For the Year Ended October
  31, 2004
 Class A......................         --              --           (0.41)          (0.02)         9.65
 Class B......................         --              --           (0.34)          (0.02)         9.62
 Class C......................         --              --           (0.34)          (0.02)         9.61
 For the Year Ended October
  31, 2003
 Class A......................         --              --           (0.41)          (0.21)         9.67
 Class B......................         --              --           (0.34)          (0.20)         9.64
 Class C......................         --              --           (0.34)          (0.21)         9.63
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................         --              --           (0.26)           0.38          9.88
 Class B......................         --              --           (0.21)           0.38          9.84
 Class C......................         --              --           (0.21)           0.38          9.84
THE HARTFORD VALUE FUND
 For the Year Ended October
  31, 2006
 Class A......................         --              --           (0.08)           2.12         12.91
 Class B......................         --              --              --            2.09         12.71
 Class C......................         --              --              --            2.09         12.71
 For the Year Ended October
  31, 2005
 Class A......................         --              --           (0.04)           1.08         10.79
 Class B......................         --              --              --            1.02         10.62
 Class C......................         --              --              --            1.02         10.62
 For the Year Ended October
  31, 2004(g)
 Class A......................         --              --           (0.07)           0.79          9.71
 Class B......................         --              --           (0.02)           0.77          9.60
 Class C......................         --              --           (0.02)           0.77          9.60
 For the Year Ended October
  31, 2003(g)
 Class A......................         --              --           (0.06)           1.33          8.92
 Class B......................         --              --              --            1.32          8.83
 Class C......................         --              --              --            1.32          8.83
 For the Year Ended October
  31, 2002(g)
 Class A......................      (0.05)             --           (0.05)          (1.43)         7.59
 Class B......................      (0.05)             --           (0.05)          (1.48)         7.51
 Class C......................      (0.05)             --           (0.05)          (1.48)         7.51

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ----------
THE HARTFORD U.S. GOVERNMENT
 SECURITIES FUND
 For the Year Ended October
  31, 2006(g)
 Class A......................      3.77%      $45,851          1.39%              1.15%            4.60%        158%
 Class B......................      3.01        17,011          2.20               1.90             3.84          --
 Class C......................      3.01         9,698          2.08               1.90             3.86          --
 For the Year Ended October
  31, 2005
 Class A......................      0.79        47,252          1.38               1.15             4.17         108
 Class B......................     (0.17)       21,268          2.17               1.90             3.41          --
 Class C......................     (0.07)        9,631          2.05               1.90             3.41          --
 For the Year Ended October
  31, 2004
 Class A......................      4.08        53,401          1.38               1.20             4.09         110
 Class B......................      3.37        26,218          2.11               1.90             3.39          --
 Class C......................      3.37        13,926          2.00               1.90             3.38          --
 For the Year Ended October
  31, 2003
 Class A......................      2.06        65,337          1.48               1.20             4.11         108
 Class B......................      1.45        38,210          2.21               1.90             3.41          --
 Class C......................      1.34        26,626          2.07               1.90             3.43          --
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................      6.87(f)     75,245          1.59(e)            1.20(e)          3.58(e)      218
 Class B......................      6.36(f)     39,276          2.28(e)            1.90(e)          2.87(e)       --
 Class C......................      6.36(f)     40,708          2.11(e)            1.90(e)          2.86(e)       --
THE HARTFORD VALUE FUND
 For the Year Ended October
  31, 2006
 Class A......................     20.52        79,476          1.38               1.38             0.89          50
 Class B......................     19.68        11,957          2.29               2.13             0.15          --
 Class C......................     19.68        12,943          2.15               2.15             0.12          --
 For the Year Ended October
  31, 2005
 Class A......................     11.50        63,417          1.41               1.40             0.76          29
 Class B......................     10.62        10,091          2.34               2.15             0.01          --
 Class C......................     10.62        10,238          2.19               2.15             0.02          --
 For the Year Ended October
  31, 2004(g)
 Class A......................      9.70        56,845          1.46               1.45             0.76          34
 Class B......................      8.91         8,948          2.36               2.15             0.06          --
 Class C......................      8.91        10,838          2.17               2.15             0.06          --
 For the Year Ended October
  31, 2003(g)
 Class A......................     18.43        42,101          1.57               1.45             1.02          35
 Class B......................     17.58         7,305          2.30               2.15             0.32          --
 Class C......................     17.58        10,231          2.18               2.15             0.32          --
 For the Year Ended October
  31, 2002(g)
 Class A......................    (15.42)       30,010          1.63               1.45             0.69          35
 Class B......................    (16.03)        5,222          2.31               2.15            (0.02)         --
 Class C......................    (16.03)        9,110          2.21               2.15            (0.04)         --


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 254.

(e) Annualized.
(f) Not annualized.

(g) Per share amounts have been calculated using average shares outstanding method.


 250                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(h)
 Class A......................   $15.56       $ 0.09        $ 3.11        $ 3.20      $    --
 Class B......................    14.56        (0.03)         2.89          2.86           --
 Class C......................    14.56        (0.04)         2.90          2.86           --
 For the Year Ended October
  31, 2005
 Class A......................    14.06         0.03          1.47          1.50           --
 Class B......................    13.24        (0.05)         1.37          1.32           --
 Class C......................    13.25        (0.05)         1.36          1.31           --
 For the Year Ended October
  31, 2004
 Class A......................    12.15         0.01          1.90          1.91           --
 Class B......................    11.53        (0.06)         1.77          1.71           --
 Class C......................    11.53        (0.06)         1.78          1.72           --
 For the Year Ended October
  31, 2003
 Class A......................     9.26        (0.01)         2.90          2.89           --
 Class B......................     8.84        (0.04)         2.73          2.69           --
 Class C......................     8.85        (0.04)         2.72          2.68           --
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................    11.73           --         (2.47)        (2.47)          --
 Class B......................    11.26        (0.02)        (2.40)        (2.42)          --
 Class C......................    11.26        (0.02)        (2.39)        (2.41)          --
THE HARTFORD EQUITY GROWTH
 ALLOCATION FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................    11.46         0.02          1.83          1.85        (0.09)
 Class B......................    11.37        (0.12)         1.88          1.76        (0.02)
 Class C......................    11.37        (0.12)         1.88          1.76        (0.02)
 For the Year Ended October
  31, 2005
 Class A......................    10.38        (0.02)         1.12          1.10        (0.02)
 Class B......................    10.35        (0.08)         1.10          1.02           --
 Class C......................    10.35        (0.07)         1.09          1.02           --
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................    10.00        (0.01)         0.39          0.38           --
 Class B......................    10.00        (0.02)         0.37          0.35           --
 Class C......................    10.00        (0.02)         0.37          0.35           --
THE HARTFORD GROWTH ALLOCATION
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................    11.27         0.07          1.46          1.53        (0.13)
 Class B......................    11.19         0.03          1.42          1.45        (0.06)
 Class C......................    11.19         0.03          1.42          1.45        (0.06)
 For the Year Ended October
  31, 2005
 Class A......................    10.36         0.05          0.89          0.94        (0.03)
 Class B......................    10.34        (0.01)         0.87          0.86        (0.01)
 Class C......................    10.33        (0.01)         0.88          0.87        (0.01)
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................    10.00           --          0.36          0.36           --
 Class B......................    10.00        (0.01)         0.35          0.34           --
 Class C......................    10.00        (0.01)         0.34          0.33           --


                                                    -- SELECTED PER-SHARE DATA(A) --
                                -------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)     VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ----------
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(h)
 Class A......................     $(0.50)         $   --          $(0.50)         $ 2.70        $18.26
 Class B......................      (0.50)             --           (0.50)           2.36         16.92
 Class C......................      (0.50)             --           (0.50)           2.36         16.92
 For the Year Ended October
  31, 2005
 Class A......................         --              --              --            1.50         15.56
 Class B......................         --              --              --            1.32         14.56
 Class C......................         --              --              --            1.31         14.56
 For the Year Ended October
  31, 2004
 Class A......................         --              --              --            1.91         14.06
 Class B......................         --              --              --            1.71         13.24
 Class C......................         --              --              --            1.72         13.25
 For the Year Ended October
  31, 2003
 Class A......................         --              --              --            2.89         12.15
 Class B......................         --              --              --            2.69         11.53
 Class C......................         --              --              --            2.68         11.53
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................         --              --              --           (2.47)         9.26
 Class B......................         --              --              --           (2.42)         8.84
 Class C......................         --              --              --           (2.41)         8.85
THE HARTFORD EQUITY GROWTH
 ALLOCATION FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      (0.01)             --           (0.10)           1.75         13.21
 Class B......................      (0.01)             --           (0.03)           1.73         13.10
 Class C......................      (0.01)             --           (0.03)           1.73         13.10
 For the Year Ended October
  31, 2005
 Class A......................         --              --           (0.02)           1.08         11.46
 Class B......................         --              --              --            1.02         11.37
 Class C......................         --              --              --            1.02         11.37
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................         --              --              --            0.38         10.38
 Class B......................         --              --              --            0.35         10.35
 Class C......................         --              --              --            0.35         10.35
THE HARTFORD GROWTH ALLOCATION
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      (0.01)             --           (0.14)           1.39         12.66
 Class B......................      (0.01)             --           (0.07)           1.38         12.57
 Class C......................      (0.01)             --           (0.07)           1.38         12.57
 For the Year Ended October
  31, 2005
 Class A......................         --              --           (0.03)           0.91         11.27
 Class B......................         --              --           (0.01)           0.85         11.19
 Class C......................         --              --           (0.01)           0.86         11.19
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................         --              --              --            0.36         10.36
 Class B......................         --              --              --            0.34         10.34
 Class C......................         --              --              --            0.33         10.33

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ----------
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(h)
 Class A......................     21.12%     $111,324          1.52%              1.40%            0.51%         57%
 Class B......................     20.21        18,271          2.38               2.12            (0.20)         --
 Class C......................     20.20        22,466          2.22               2.15            (0.24)         --
 For the Year Ended October
  31, 2005
 Class A......................     10.67        66,368          1.62               1.40             0.27          38
 Class B......................      9.97        13,560          2.51               2.15            (0.47)         --
 Class C......................      9.89        13,258          2.33               2.15            (0.47)         --
 For the Year Ended October
  31, 2004
 Class A......................     15.72        24,601          1.82               1.45             0.08          52
 Class B......................     14.83         5,709          2.70               2.15            (0.64)         --
 Class C......................     14.92         5,627          2.47               2.15            (0.64)         --
 For the Year Ended October
  31, 2003
 Class A......................     31.21         5,917          1.92               1.45            (0.10)         57
 Class B......................     30.43         1,932          2.63               2.15            (0.80)         --
 Class C......................     30.28         1,613          2.51               2.15            (0.81)         --
 For the Period February 19,
  2002 through October 31,
  2002
 Class A......................    (21.06)(f)      2,600         1.92(e)            1.45(e)          0.04(e)       70
 Class B......................    (21.45)(f)        481         2.61(e)            2.15(e)         (0.71)(e)      --
 Class C......................    (21.41)(f)        430         2.48(e)            2.15(e)         (0.75)(e)      --
THE HARTFORD EQUITY GROWTH
 ALLOCATION FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................     16.18       116,198          0.79               0.72            (0.34)         14
 Class B......................     15.43        33,295          1.62               1.37            (0.93)         --
 Class C......................     15.43        51,936          1.51               1.37            (0.92)         --
 For the Year Ended October
  31, 2005
 Class A......................     10.60        58,087          0.85               0.68            (0.43)          9
 Class B......................      9.88        20,155          1.64               1.33            (1.08)         --
 Class C......................      9.88        32,718          1.53               1.34            (1.08)         --
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................      3.80(f)     12,415          0.86(e)            0.67(e)         (0.58)(e)       3
 Class B......................      3.50(f)      4,532          1.69(e)            1.32(e)         (1.23)(e)      --
 Class C......................      3.50(f)      5,424          1.59(e)            1.32(e)         (1.23)(e)      --
THE HARTFORD GROWTH ALLOCATION
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................     13.64       370,088          0.69               0.67             0.49          13
 Class B......................     12.96       107,818          1.51               1.32            (0.15)         --
 Class C......................     12.96       181,434          1.44               1.32            (0.16)         --
 For the Year Ended October
  31, 2005
 Class A......................      9.12       205,331          0.72               0.64             0.42           1
 Class B......................      8.37        65,739          1.53               1.29            (0.23)         --
 Class C......................      8.47       100,339          1.47               1.29            (0.23)         --
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................      3.60(f)     43,279          0.72(e)            0.63(e)          0.13(e)       --
 Class B......................      3.40(f)     14,177          1.52(e)            1.28(e)         (0.53)(e)      --
 Class C......................      3.30(f)     21,221          1.44(e)            1.28(e)         (0.52)(e)      --


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 254.

(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.

(h) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                    251

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD BALANCED
 ALLOCATION FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................   $10.95       $ 0.18        $ 1.12        $ 1.30      $ (0.22)
 Class B......................    10.92         0.10          1.11          1.21        (0.13)
 Class C......................    10.92         0.11          1.11          1.22        (0.14)
 For the Year Ended October
  31, 2005
 Class A......................    10.30         0.13          0.64          0.77        (0.12)
 Class B......................    10.28         0.06          0.62          0.68        (0.04)
 Class C......................    10.28         0.06          0.62          0.68        (0.04)
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................    10.00         0.02          0.30          0.32        (0.02)
 Class B......................    10.00         0.01          0.27          0.28           --
 Class C......................    10.00           --          0.28          0.28           --
THE HARTFORD CONSERVATIVE
 ALLOCATION FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................    10.57         0.26          0.76          1.02        (0.31)
 Class B......................    10.56         0.19          0.76          0.95        (0.23)
 Class C......................    10.56         0.19          0.76          0.95        (0.24)
 For the Year Ended October
  31, 2005
 Class A......................    10.27         0.23          0.28          0.51        (0.21)
 Class B......................    10.26         0.16          0.28          0.44        (0.14)
 Class C......................    10.26         0.16          0.28          0.44        (0.14)
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................    10.00         0.03          0.27          0.30        (0.03)
 Class B......................    10.00         0.02          0.25          0.27        (0.01)
 Class C......................    10.00         0.02          0.25          0.27        (0.01)
THE HARTFORD INCOME ALLOCATION
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................     9.89         0.42          0.03          0.45        (0.43)
 Class B......................     9.88         0.35          0.03          0.38        (0.36)
 Class C......................     9.88         0.35          0.03          0.38        (0.36)
 For the Year Ended October
  31, 2005
 Class A......................    10.15         0.36         (0.26)         0.10        (0.36)
 Class B......................    10.14         0.29         (0.26)         0.03        (0.29)
 Class C......................    10.14         0.30         (0.27)         0.03        (0.29)
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................    10.00         0.09          0.15          0.24        (0.09)
 Class B......................    10.00         0.07          0.14          0.21        (0.07)
 Class C......................    10.00         0.07          0.14          0.21        (0.07)
THE HARTFORD RETIREMENT INCOME
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................     9.87         0.62         (0.15)         0.47        (0.75)
 Class B......................     9.87         0.63         (0.24)         0.39        (0.67)
 Class C......................     9.87         0.63         (0.22)         0.41        (0.67)
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class A......................    10.00         0.02         (0.14)        (0.12)       (0.01)
 Class B......................    10.00         0.01         (0.14)        (0.13)          --
 Class C......................    10.00         0.01         (0.14)        (0.13)          --
THE HARTFORD TARGET RETIREMENT
 2010 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................     9.82         0.47          0.22          0.69        (0.50)
 Class B......................     9.82         0.34          0.27          0.61        (0.42)
 Class C......................     9.82         0.40          0.21          0.61        (0.43)
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class A......................    10.00         0.02         (0.20)        (0.18)          --
 Class B......................    10.00         0.01         (0.19)        (0.18)          --
 Class C......................    10.00         0.01         (0.19)        (0.18)          --


                                                    -- SELECTED PER-SHARE DATA(A) --
                                -------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)     VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ----------
THE HARTFORD BALANCED
 ALLOCATION FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................     $(0.02)         $   --          $(0.24)         $ 1.06        $12.01
 Class B......................      (0.02)             --           (0.15)           1.06         11.98
 Class C......................      (0.02)             --           (0.16)           1.06         11.98
 For the Year Ended October
  31, 2005
 Class A......................         --              --           (0.12)           0.65         10.95
 Class B......................         --              --           (0.04)           0.64         10.92
 Class C......................         --              --           (0.04)           0.64         10.92
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................         --              --           (0.02)           0.30         10.30
 Class B......................         --              --              --            0.28         10.28
 Class C......................         --              --              --            0.28         10.28
THE HARTFORD CONSERVATIVE
 ALLOCATION FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      (0.12)             --           (0.43)           0.59         11.16
 Class B......................      (0.12)             --           (0.35)           0.60         11.16
 Class C......................      (0.12)             --           (0.36)           0.59         11.15
 For the Year Ended October
  31, 2005
 Class A......................         --              --           (0.21)           0.30         10.57
 Class B......................         --              --           (0.14)           0.30         10.56
 Class C......................         --              --           (0.14)           0.30         10.56
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................         --              --           (0.03)           0.27         10.27
 Class B......................         --              --           (0.01)           0.26         10.26
 Class C......................         --              --           (0.01)           0.26         10.26
THE HARTFORD INCOME ALLOCATION
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      (0.02)             --           (0.45)             --          9.89
 Class B......................      (0.02)             --           (0.38)             --          9.88
 Class C......................      (0.02)             --           (0.38)             --          9.88
 For the Year Ended October
  31, 2005
 Class A......................         --              --           (0.36)          (0.26)         9.89
 Class B......................         --              --           (0.29)          (0.26)         9.88
 Class C......................         --              --           (0.29)          (0.26)         9.88
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................         --              --           (0.09)           0.15         10.15
 Class B......................         --              --           (0.07)           0.14         10.14
 Class C......................         --              --           (0.07)           0.14         10.14
THE HARTFORD RETIREMENT INCOME
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................         --              --           (0.75)          (0.28)         9.59
 Class B......................         --              --           (0.67)          (0.28)         9.59
 Class C......................         --              --           (0.67)          (0.26)         9.61
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class A......................         --              --           (0.01)          (0.13)         9.87
 Class B......................         --              --              --           (0.13)         9.87
 Class C......................         --              --              --           (0.13)         9.87
THE HARTFORD TARGET RETIREMENT
 2010 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................         --           (0.36)          (0.86)          (0.17)         9.65
 Class B......................         --           (0.36)          (0.78)          (0.17)         9.65
 Class C......................         --           (0.36)          (0.79)          (0.18)         9.64
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class A......................         --              --              --           (0.18)         9.82
 Class B......................         --              --              --           (0.18)         9.82
 Class C......................         --              --              --           (0.18)         9.82

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ----------
THE HARTFORD BALANCED
 ALLOCATION FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................     11.98%     $453,492          0.62%              0.62%            1.52%         15%
 Class B......................     11.22       109,117          1.44               1.36             0.82          --
 Class C......................     11.24       171,073          1.38               1.36             0.78          --
 For the Year Ended October
  31, 2005
 Class A......................      7.47       262,878          0.66               0.60             1.26           2
 Class B......................      6.66        72,619          1.47               1.31             0.55          --
 Class C......................      6.66       103,248          1.41               1.31             0.56          --
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................      3.15(f)     67,293          0.62(e)            0.59(e)          0.99(e)       --
 Class B......................      2.82(f)     18,841          1.45(e)            1.29(e)          0.33(e)       --
 Class C......................      2.82(f)     30,414          1.38(e)            1.29(e)          0.30(e)       --
THE HARTFORD CONSERVATIVE
 ALLOCATION FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      9.85        93,504          0.64               0.63             2.41          29
 Class B......................      9.19        20,782          1.48               1.31             1.73          --
 Class C......................      9.10        36,123          1.41               1.31             1.67          --
 For the Year Ended October
  31, 2005
 Class A......................      4.96        70,533          0.63               0.60             2.25          23
 Class B......................      4.26        14,525          1.48               1.26             1.60          --
 Class C......................      4.26        27,453          1.42               1.26             1.56          --
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................      2.96(f)     33,921          0.63(e)            0.60(e)          1.70(e)       --
 Class B......................      2.70(f)      4,993          1.44(e)            1.25(e)          1.05(e)       --
 Class C......................      2.70(f)     10,807          1.38(e)            1.25(e)          1.17(e)       --
THE HARTFORD INCOME ALLOCATION
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      4.64        25,383          0.80               0.61             4.32          38
 Class B......................      3.91         5,516          1.59               1.31             3.56          --
 Class C......................      3.91         8,042          1.53               1.31             3.53          --
 For the Year Ended October
  31, 2005
 Class A......................      1.01        19,445          0.76               0.56             3.75          30
 Class B......................      0.29         4,778          1.56               1.26             3.09          --
 Class C......................      0.30         7,711          1.51               1.26             3.04          --
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................      2.42(f)     10,539          0.73(e)            0.56(e)          3.21(e)        3
 Class B......................      2.08(f)      1,690          1.63(e)            1.26(e)          2.56(e)       --
 Class C......................      2.08(f)      4,880          1.48(e)            1.26(e)          2.59(e)       --
THE HARTFORD RETIREMENT INCOME
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      5.03           420         16.84               0.54             2.54          37
 Class B......................      4.21           173         17.64               1.30             1.89          --
 Class C......................      4.42           161         17.64               1.30             1.88          --
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class A......................     (1.22)(f)         47         0.63(e)            0.53(e)          4.08(e)       83
 Class B......................     (1.29)(f)         10         1.36(e)            1.26(e)          1.76(e)       --
 Class C......................     (1.29)(f)         10         1.36(e)            1.26(e)          1.76(e)       --
THE HARTFORD TARGET RETIREMENT
 2010 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      7.43         1,618          8.32               0.54             2.01          10
 Class B......................      6.58           226          9.17               1.29             1.24          --
 Class C......................      6.53           475          9.13               1.30             1.63          --
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class A......................     (1.80)(f)         11         0.65(e)            0.49(e)          2.53(e)       12
 Class B......................     (1.80)(f)         10         1.41(e)            1.26(e)          1.61(e)       --
 Class C......................     (1.80)(f)         10         1.41(e)            1.27(e)          1.60(e)       --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 254.

(e) Annualized.
(f) Not annualized.

(g) Expense ratios do not include expenses of the underlying funds.



 252                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) --
                                ---------------------------------------------------------------
                                                         NET REALIZED
                                                             AND
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                ---------   ----------   ------------   ----------   ----------
THE HARTFORD TARGET RETIREMENT
 2020 FUND(G)
 For the Year Ended October
  31, 2006(h)
 Class A......................   $ 9.79       $ 0.13        $ 0.86        $ 0.99      $ (0.35)
 Class B......................     9.78         0.04          0.88          0.92        (0.28)
 Class C......................     9.78         0.04          0.88          0.92        (0.28)
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class A......................    10.00         0.01         (0.22)        (0.21)          --
 Class B......................    10.00         0.01         (0.23)        (0.22)          --
 Class C......................    10.00         0.01         (0.23)        (0.22)          --
THE HARTFORD TARGET RETIREMENT
 2030 FUND(G)
 For the Year Ended October
  31, 2006(h)
 Class A......................     9.75         0.03          0.87          0.90        (0.49)
 Class B......................     9.74        (0.02)         0.86          0.84        (0.42)
 Class C......................     9.74           --          0.85          0.85        (0.42)
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class A......................    10.00         0.01         (0.26)        (0.25)          --
 Class B......................    10.00           --         (0.26)        (0.26)          --
 Class C......................    10.00           --         (0.26)        (0.26)          --


                                                    -- SELECTED PER-SHARE DATA(A) --
                                -------------------------------------------------------------------------

                                DISTRIBUTIONS                                       NET
                                    FROM                                          INCREASE     NET ASSET
                                  REALIZED      DISTRIBUTIONS                    (DECREASE)     VALUE AT
                                   CAPITAL          FROM            TOTAL       IN NET ASSET      END
                                    GAINS          CAPITAL      DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   -------------   -------------   ------------   ----------
THE HARTFORD TARGET RETIREMENT
 2020 FUND(G)
 For the Year Ended October
  31, 2006(h)
 Class A......................     $   --          $   --          $(0.35)         $ 0.64        $10.43
 Class B......................         --              --           (0.28)           0.64         10.42
 Class C......................         --              --           (0.28)           0.64         10.42
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class A......................         --              --              --           (0.21)         9.79
 Class B......................         --              --              --           (0.22)         9.78
 Class C......................         --              --              --           (0.22)         9.78
THE HARTFORD TARGET RETIREMENT
 2030 FUND(G)
 For the Year Ended October
  31, 2006(h)
 Class A......................         --           (0.80)          (1.29)          (0.39)         9.36
 Class B......................         --           (0.80)          (1.22)          (0.38)         9.36
 Class C......................         --           (0.80)          (1.22)          (0.37)         9.37
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class A......................         --              --              --           (0.25)         9.75
 Class B......................         --              --              --           (0.26)         9.74
 Class C......................         --              --              --           (0.26)         9.74

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE      TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ----------
THE HARTFORD TARGET RETIREMENT
 2020 FUND(G)
 For the Year Ended October
  31, 2006(h)
 Class A......................     10.37%       $2,125          9.85%              0.53%            1.35%         19%
 Class B......................      9.56           291         10.69               1.29             0.39          --
 Class C......................      9.58           337         10.62               1.30             0.41          --
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class A......................     (2.10)(f)        144         0.66(e)            0.51(e)          2.77(e)       28
 Class B......................     (2.20)(f)         10         1.37(e)            1.25(e)          0.86(e)       --
 Class C......................     (2.20)(f)         10         1.37(e)            1.26(e)          0.85(e)       --
THE HARTFORD TARGET RETIREMENT
 2030 FUND(G)
 For the Year Ended October
  31, 2006(h)
 Class A......................     10.00         1,857         14.20               0.53             0.37          19
 Class B......................      9.22           305         15.05               1.24            (0.28)         --
 Class C......................      9.35            81         15.18               1.10               --          --
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class A......................     (2.50)(f)         10         0.69(e)            0.48(e)          0.76(e)       14
 Class B......................     (2.60)(f)         10         1.39(e)            1.24(e)            --(e)       --
 Class C......................     (2.60)(f)          9         1.39(e)            1.24(e)            --(e)       --

---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 254.

(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.

(h) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                    253

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                                        YEAR ENDED         YEAR ENDED         YEAR ENDED
----                                                     OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
                                                         ------------------------------------------------------
ADVISERS FUND
Class A Shares                                                1.11%              1.18%              1.22%
Class B Shares                                                1.90%              1.96%              1.94%
Class C Shares                                                1.81%              1.88%              1.86%
BALANCED INCOME FUND
Class A Shares                                               1.26%#
Class B Shares                                               2.00%#
Class C Shares                                               2.00%#
CAPITAL APPRECIATION FUND
Class A Shares                                                1.17%              1.22%              1.32%
Class B Shares                                                1.96%              1.99%              2.03%
Class C Shares                                                1.88%              1.91%              1.94%
CAPITAL APPRECIATION II FUND
Class A Shares                                                1.59%             1.60%@
Class B Shares                                                2.34%             2.35%@
Class C Shares                                                2.32%             2.35%@
DISCIPLINED EQUITY FUND
Class A Shares                                                1.39%              1.38%              1.44%
Class B Shares                                                2.07%              2.13%              2.14%
Class C Shares                                                2.09%              2.10%              2.09%
DIVIDEND AND GROWTH FUND
Class A Shares                                                1.13%              1.16%              1.22%
Class B Shares                                                1.98%              2.01%              2.03%
Class C Shares                                                1.86%              1.88%              1.89%
EQUITY INCOME FUND
Class A Shares                                                1.00%              0.50%              0.56%
Class B Shares                                                1.84%              1.38%              1.36%
Class C Shares                                                1.70%              1.22%              1.19%
FLOATING RATE FUND
Class A Shares                                                0.50%
Class B Shares                                                1.35%
Class C Shares                                                1.28%
FOCUS FUND
Class A Shares                                                1.48%              1.57%              1.59%
Class B Shares                                                2.23%              2.32%              2.32%
Class C Shares                                                2.23%              2.32%              2.25%
GLOBAL COMMUNICATIONS FUND
Class A Shares                                                1.11%              1.49%              1.63%
Class B Shares                                                1.73%              2.24%              2.33%
Class C Shares                                                1.85%              2.23%              2.33%
GLOBAL FINANCIAL SERVICES FUND
Class A Shares                                                1.14%              1.48%              1.63%
Class B Shares                                                1.77%              2.25%              2.33%
Class C Shares                                                1.90%              2.25%              2.33%
GLOBAL HEALTH FUND
Class A Shares                                                1.60%              1.58%              1.63%
Class B Shares                                                2.31%              2.33%              2.34%
Class C Shares                                                2.31%              2.33%              2.34%
GLOBAL LEADERS FUND
Class A Shares                                                1.45%              1.36%              1.53%
Class B Shares                                                2.15%              2.23%              2.26%
Class C Shares                                                2.18%              2.13%              2.15%
GLOBAL TECHNOLOGY FUND
Class A Shares                                                1.32%              1.53%              1.60%
Class B Shares                                                1.96%              2.28%              2.30%
Class C Shares                                                2.21%              2.28%              2.30%

 254                                                   THE HARTFORD MUTUAL FUNDS

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

FUND                                                        YEAR ENDED         YEAR ENDED         YEAR ENDED
----                                                     OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
                                                         ------------------------------------------------------
GROWTH FUND
Class A Shares                                                1.31%              1.31%              1.43%
Class B Shares                                                2.08%              2.13%              2.13%
Class C Shares                                                2.00%              2.03%              2.05%
GROWTH OPPORTUNITIES FUND
Class A Shares                                                1.18%              1.30%              1.40%
Class B Shares                                                2.05%              2.08%              2.10%
Class C Shares                                                2.05%              2.07%              2.06%
HIGH YIELD FUND
Class A Shares                                                1.20%              1.33%
Class B Shares                                                1.94%              2.10%
Class C Shares                                                1.89%              2.00%
INCOME FUND
Class A Shares                                                0.95%              0.95%
Class B Shares                                                1.70%              1.70%
Class C Shares                                                1.70%              1.70%
INFLATION PLUS FUND
Class A Shares                                                0.95%              0.95%
Class B Shares                                                1.70%              1.70%
Class C Shares                                                1.70%              1.70%
INTERNATIONAL CAPITAL APPRECIATION FUND
Class A Shares                                                1.56%              1.53%              1.59%
Class B Shares                                                2.26%              2.28%              2.29%
Class C Shares                                                2.31%              2.28%              2.28%
INTERNATIONAL OPPORTUNITIES FUND
Class A Shares                                                1.54%              1.52%              1.60%
Class B Shares                                                2.12%              2.30%              2.30%
Class C Shares                                                2.30%              2.30%              2.30%
INTERNATIONAL SMALL COMPANY FUND
Class A Shares                                                1.58%              1.55%              1.60%
Class B Shares                                                2.22%              2.30%              2.30%
Class C Shares                                                2.33%              2.30%              2.29%
MIDCAP FUND
Class A Shares                                                1.25%              1.28%              1.36%
Class B Shares                                                2.01%              2.06%              2.10%
Class C Shares                                                1.93%              1.97%              2.00%
MIDCAP GROWTH FUND
Class A Shares                                               1.20%#
Class B Shares                                               2.05%#
Class C Shares                                               2.07%#
MIDCAP VALUE FUND
Class A Shares                                                1.39%              1.38%              1.43%
Class B Shares                                                2.14%              2.13%              2.13%
Class C Shares                                                2.14%              2.13%              2.13%
MONEY MARKET FUND
Class A Shares                                                0.95%              0.95%
Class B Shares                                                1.70%              1.70%
Class C Shares                                                1.70%              1.70%
SELECT MIDCAP GROWTH FUND
Class A Shares                                                1.48%             1.49%*
Class B Shares                                                2.09%             2.24%*
Class C Shares                                                2.23%             2.24%*
SELECT MIDCAP VALUE FUND
Class A Shares                                                1.50%             1.54%@
Class B Shares                                                2.25%             2.29%@
Class C Shares                                                2.25%             2.29%@

THE HARTFORD MUTUAL FUNDS                                                    255

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------


FUND                                                        YEAR ENDED         YEAR ENDED         YEAR ENDED
----                                                     OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
                                                         ------------------------------------------------------
SELECT SMALLCAP VALUE FUND
Class A Shares                                               1.60%#
Class B Shares                                               2.35%#
Class C Shares                                               2.35%#
SHORT DURATION FUND
Class A Shares                                                0.90%              0.90%
Class B Shares                                                1.65%              1.65%
Class C Shares                                                1.65%              1.65%
SMALL COMPANY FUND
Class A Shares                                                1.37%              1.35%              1.40%
Class B Shares                                                2.12%              2.10%              2.10%
Class C Shares                                                2.11%              2.10%              2.10%
SMALLCAP GROWTH FUND
Class A Shares                                                1.34%              1.38%              1.44%
Class B Shares                                                2.00%              2.13%              2.14%
Class C Shares                                                2.13%              2.13%              2.14%
STOCK FUND
Class A Shares                                                1.26%              1.31%              1.42%
Class B Shares                                                2.10%              2.21%              2.18%
Class C Shares                                                2.01%              2.07%              2.03%
TAX-FREE CALIFORNIA FUND
Class A Shares                                                0.89%              0.89%
Class B Shares                                                1.64%              1.64%
Class C Shares                                                1.64%              1.64%
TAX-FREE MINNESOTA FUND
Class A Shares                                                0.84%              0.84%
Class B Shares                                                1.56%              1.59%
Class C Shares                                                1.56%              1.59%
TAX-FREE NATIONAL FUND
Class A Shares                                                1.00%              1.01%
Class B Shares                                                1.75%              1.75%
Class C Shares                                                1.75%              1.75%
TAX-FREE NEW YORK FUND
Class A Shares                                                0.83%              0.84%
Class B Shares                                                1.58%              1.59%
Class C Shares                                                1.58%              1.59%
TOTAL RETURN BOND FUND
Class A Shares                                                1.19%              1.20%
Class B Shares                                                1.95%              1.95%
Class C Shares                                                1.86%              1.87%
U.S. GOVERNMENT SECURITIES FUND
Class A Shares                                                1.15%              1.15%
Class B Shares                                                1.90%              1.90%
Class C Shares                                                1.90%              1.90%
VALUE FUND
Class A Shares                                                1.37%              1.39%              1.44%
Class B Shares                                                2.12%              2.14%              2.14%
Class C Shares                                                2.14%              2.14%              2.14%
VALUE OPPORTUNITIES FUND
Class A Shares                                                1.39%              1.39%              1.44%
Class B Shares                                                2.11%              2.14%              2.15%
Class C Shares                                                2.14%              2.14%              2.15%
EQUITY GROWTH ALLOCATION FUND
Class A Shares                                                0.72%              0.68%
Class B Shares                                                1.37%              1.33%
Class C Shares                                                1.37%              1.34%


 256                                                   THE HARTFORD MUTUAL FUNDS

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------


FUND                                                        YEAR ENDED         YEAR ENDED         YEAR ENDED
----                                                     OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
                                                         ------------------------------------------------------
GROWTH ALLOCATION FUND
Class A Shares                                                0.67%              0.64%
Class B Shares                                                1.32%              1.29%
Class C Shares                                                1.32%              1.29%
BALANCED ALLOCATION FUND
Class A Shares                                                0.62%              0.60%
Class B Shares                                                1.36%              1.31%
Class C Shares                                                1.36%              1.31%
CONSERVATIVE ALLOCATION FUND
Class A Shares                                                0.63%              0.60%
Class B Shares                                                1.31%              1.26%
Class C Shares                                                1.31%              1.26%
INCOME ALLOCATION FUND
Class A Shares                                                0.61%              0.56%
Class B Shares                                                1.31%              1.26%
Class C Shares                                                1.31%              1.26%
RETIREMENT INCOME FUND
Class A Shares                                                0.54%
Class B Shares                                                1.30%
Class C Shares                                                1.30%
TARGET RETIREMENT 2010 FUND
Class A Shares                                                0.54%
Class B Shares                                                1.29%
Class C Shares                                                1.30%
TARGET RETIREMENT 2020 FUND
Class A Shares                                                0.53%
Class B Shares                                                1.29%
Class C Shares                                                1.30%
TARGET RETIREMENT 2030 FUND
Class A Shares                                                0.53%
Class B Shares                                                1.24%
Class C Shares                                                1.10%


---------------

* From (commencement of operations) January 1, 2005, through October 31, 2005.

@ From (commencement of operations) April 29, 2005, through October 31, 2005.

# From (commencement of operations) July 31, 2006, through October 31, 2006.

THE HARTFORD MUTUAL FUNDS                                                    257

PAYMENTS FROM AFFILIATE
--------------------------------------------------------------------------------

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:


                                                                 YEAR ENDED
FUND                                                          OCTOBER 31, 2004
----                                                          ----------------
ADVISERS FUND
Class A Shares                                                      3.74%
Class B Shares                                                      2.95%
Class C Shares                                                      3.06%
DISCIPLINED EQUITY FUND
Class C Shares                                                      5.24%
DIVIDEND AND GROWTH FUND
Class A Shares                                                     12.47%
Class C Shares                                                     11.72%
FOCUS FUND
Class A Shares                                                      2.21%
Class B Shares                                                      1.48%
Class C Shares                                                      1.53%
HIGH YIELD FUND
Class A Shares                                                      9.25%
Class B Shares                                                      8.45%
Class C Shares                                                      8.44%
TOTAL RETURN BOND FUND
Class A Shares                                                      5.08%
Class B Shares                                                      4.35%
Class C Shares                                                      4.57%


 258                                                   THE HARTFORD MUTUAL FUNDS

                                              FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                            CLASS    FUND     CUSIP
NAME                                                        SHARES   CODE    NUMBER     SYMBOL
----                                                        ------   ----   ---------   ------
The Hartford Advisers Fund                                    A       210   416645810   ITTAX
The Hartford Advisers Fund                                    B       211   416645794   IHABX
The Hartford Advisers Fund                                    C       212   416645588   HAFCX
The Hartford Balanced Income Fund                             A      1289   416648244   HBLAX
The Hartford Balanced Income Fund                             B      1290   416648236   HBLBX
The Hartford Balanced Income Fund                             C      1291   416648228   HBLCX
The Hartford Capital Appreciation Fund                        A       214   416645406   ITHAX
The Hartford Capital Appreciation Fund                        B       228   416645505   IHCAX
The Hartford Capital Appreciation Fund                        C       237   416645638   HCACX
The Hartford Capital Appreciation II Fund                     A      1205   416648590   HCTAX
The Hartford Capital Appreciation II Fund                     B      1206   416648582   HCTBX
The Hartford Capital Appreciation II Fund                     C      1207   416648574   HFCCX
The Hartford Disciplined Equity Fund                          A       215   416645679   HAIAX
The Hartford Disciplined Equity Fund                          B       220   416645661   HGIBX
The Hartford Disciplined Equity Fund                          C       243   416645547   HGICX
The Hartford Dividend and Growth Fund                         A       223   416645844   IHGIX
The Hartford Dividend and Growth Fund                         B       224   416645836   ITDGX
The Hartford Dividend and Growth Fund                         C       248   416645596   HDGCX
The Hartford Equity Income Fund                               A      1658   416648889   HQIAX
The Hartford Equity Income Fund                               B      1659   416648871   HQIBX
The Hartford Equity Income Fund                               C      1660   416648863   HQICX
The Hartford Floating Rate Fund                               A      1209   416648558   HFLAX
The Hartford Floating Rate Fund                               B      1210   416648541   HFLBX
The Hartford Floating Rate Fund                               C      1211   416648533   HFLCX
The Hartford Focus Fund                                       A      1269   416645224   HFFAX
The Hartford Focus Fund                                       B      1270   416645216   HFFBX
The Hartford Focus Fund                                       C      1271   416645190   HFFCX
The Hartford Global Communications Fund                       A      1224   416645356   HGCAX
The Hartford Global Communications Fund                       B      1225   416645349   HGCBX
The Hartford Global Communications Fund                       C      1226   416645331   HGCCX
The Hartford Global Financial Services Fund                   A      1220   416645315   HGFAX
The Hartford Global Financial Services Fund                   B      1221   416645299   HGFBX
The Hartford Global Financial Services Fund                   C      1222   416645281   HGFCX
The Hartford Global Health Fund                               A      1610   416645398   HGHAX
The Hartford Global Health Fund                               B      1611   416645380   HGHBX
The Hartford Global Health Fund                               C      1612   416645372   HGHCX
The Hartford Global Leaders Fund                              A       206   416645539   HALAX
The Hartford Global Leaders Fund                              B       285   416645521   HGLBX
The Hartford Global Leaders Fund                              C       291   416645513   HGLCX
The Hartford Global Technology Fund                           A      1606   416645448   HGTAX
The Hartford Global Technology Fund                           B      1607   416645430   HGTBX
The Hartford Global Technology Fund                           C      1608   416645422   HGTCX
The Hartford Growth Fund                                      A      1228   416529691   HGWAX
The Hartford Growth Fund                                      B      1229   416529683   HGWBX
The Hartford Growth Fund                                      C      1230   416529675   HGWCX
The Hartford Growth Opportunities Fund                        A      1618   416529881   HGOAX

THE HARTFORD MUTUAL FUNDS                                                    259

FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------


                                                            CLASS    FUND     CUSIP
NAME                                                        SHARES   CODE    NUMBER     SYMBOL
----                                                        ------   ----   ---------   ------
The Hartford Growth Opportunities Fund                        B      1619   416529873   HGOBX
The Hartford Growth Opportunities Fund                        C      1620   416529865   HGOCX
The Hartford High Yield Fund                                  A       316   416645489   HAHAX
The Hartford High Yield Fund                                  B       202   416645471   HAHBX
The Hartford High Yield Fund                                  C       203   416645463   HAHCX
The Hartford Income Fund                                      A      1638   416646248   HTIAX
The Hartford Income Fund                                      B      1639   416646230   HTIBX
The Hartford Income Fund                                      C      1640   416646222   HTICX
The Hartford Inflation Plus Fund                              A      1646   416646156   HIPAX
The Hartford Inflation Plus Fund                              B      1647   416646149   HIPBX
The Hartford Inflation Plus Fund                              C      1648   416646131   HIPCX
The Hartford International Capital Appreciation Fund          A      1273   416645182   HNCAX
The Hartford International Capital Appreciation Fund          B      1274   416645174   HNCBX
The Hartford International Capital Appreciation Fund          C      1275   416645166   HNCCX
The Hartford International Opportunities Fund                 A       207   416645703   IHOAX
The Hartford International Opportunities Fund                 B       208   416645802   HIOBX
The Hartford International Opportunities Fund                 C       239   416645620   HIOCX
The Hartford International Small Company Fund                 A      1277   416645158   HNSAX
The Hartford International Small Company Fund                 B      1278   416645141   HNSBX
The Hartford International Small Company Fund                 C      1279   416645133   HNSCX
The Hartford LargeCap Growth Fund                             A      1320   416649812   HLPAX
The Hartford LargeCap Growth Fund                             B      1321   416649796   HLPBX
The Hartford LargeCap Growth Fund                             C      1322   416649788   HLPCX
The Hartford MidCap Fund                                      A       937   416645711   HFMCX
The Hartford MidCap Fund                                      B       978   416645695   HAMBX
The Hartford MidCap Fund                                      C       238   416645554   HMDCX
The Hartford MidCap Growth Fund                               A      1293   416648152   HPGAX
The Hartford MidCap Growth Fund                               B      1294   416648145   HPGBX
The Hartford MidCap Growth Fund                               C      1295   416648137   HPGCX
The Hartford MidCap Value Fund                                A      1281   416646107   HMVAX
The Hartford MidCap Value Fund                                B      1282   416646206   HMVBX
The Hartford MidCap Value Fund                                C      1283   416646305   HMVCX
The Hartford Money Market Fund                                A       940   416645745   IHAXX
The Hartford Money Market Fund                                B       290   416645737   HMBXX
The Hartford Money Market Fund                                C       259   416645562   HRCXX
The Hartford Select MidCap Growth Fund                        A      1201   416648640   HSMAX
The Hartford Select MidCap Growth Fund                        B      1202   416648632   HSMBX
The Hartford Select MidCap Growth Fund                        C      1203   416648624   HTSCX
The Hartford Select MidCap Value Fund                         A      1213   416648517   HFVAX
The Hartford Select MidCap Value Fund                         B      1214   416648491   HSVBX
The Hartford Select MidCap Value Fund                         C      1215   416648483   HFVCX
The Hartford Select SmallCap Value Fund                       A      1297   416648194   HTVAX
The Hartford Select SmallCap Value Fund                       B      1298   416648186   HTVBX
The Hartford Select SmallCap Value Fund                       C      1299   416648178   HTVCX
The Hartford Short Duration Fund                              A      1642   416646198   HSDAX
The Hartford Short Duration Fund                              B      1643   416646180   HSDBX


 260                                                   THE HARTFORD MUTUAL FUNDS

                                              FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                            CLASS    FUND     CUSIP
NAME                                                        SHARES   CODE    NUMBER     SYMBOL
----                                                        ------   ----   ---------   ------
The Hartford Short Duration Fund                              C      1644   416646172   HSDCX
The Hartford Small Company Fund                               A       205   416645109   IHSAX
The Hartford Small Company Fund                               B       227   416645208   HSCBX
The Hartford Small Company Fund                               C       231   416645646   HSMCX
The Hartford SmallCap Growth Fund                             A      1622   416529105   HSLAX
The Hartford SmallCap Growth Fund                             B      1623   416529204   HSLBX
The Hartford SmallCap Growth Fund                             C      1624   416529303   HSLCX
The Hartford Stock Fund                                       A       221   416645877   IHSTX
The Hartford Stock Fund                                       B       972   416645869   ITSBX
The Hartford Stock Fund                                       C       242   416645612   HSFCX
The Hartford Tax-Free California Fund                         A      1650   416648103   HTFAX
The Hartford Tax-Free California Fund                         B      1651   416648202   HTFBX
The Hartford Tax-Free California Fund                         C      1652   416648301   HTFCX
The Hartford Tax-Free Minnesota Fund                          A      1626   416529618   HTMAX
The Hartford Tax-Free Minnesota Fund                          B      1627   416529592   HTMBX
The Hartford Tax-Free Minnesota Fund                          C      1628   416529584   HTMCX
The Hartford Tax-Free National Fund                           A      1630   416529519   HTNAX
The Hartford Tax-Free National Fund                           B      1631   416529493   HTNBX
The Hartford Tax-Free National Fund                           C      1632   416529485   HTNCX
The Hartford Tax-Free New York Fund                           A      1654   416648509   HTYAX
The Hartford Tax-Free New York Fund                           B      1655   416648608   HTYBX
The Hartford Tax-Free New York Fund                           C      1656   416648707   HTYCX
The Hartford Total Return Bond Fund                           A       217   416645778   ITBAX
The Hartford Total Return Bond Fund                           B       218   416645760   ITBBX
The Hartford Total Return Bond Fund                           C       254   416645570   HABCX
The Hartford U.S. Government Securities Fund                  A      1634   416529410   HUSAX
The Hartford U.S. Government Securities Fund                  B      1635   416529394   HUSBX
The Hartford U.S. Government Securities Fund                  C      1636   416529386   HUSCX
The Hartford Value Fund                                       A      1285   416646404   HVFAX
The Hartford Value Fund                                       B      1286   416646503   HVFBX
The Hartford Value Fund                                       C      1287   416646602   HVFCX
The Hartford Value Opportunities Fund                         A      1614   416529782   HVOAX
The Hartford Value Opportunities Fund                         B      1615   416529774   HVOBX
The Hartford Value Opportunities Fund                         C      1616   416529766   HVOCX
The Hartford Equity Growth Allocation Fund                    A      1662   416648814   HAAAX
The Hartford Equity Growth Allocation Fund                    B      1663   416648798   HAABX
The Hartford Equity Growth Allocation Fund                    C      1664   416648780   HAACX
The Hartford Growth Allocation Fund                           A      1666   416648772   HRAAX
The Hartford Growth Allocation Fund                           B      1667   416648764   HRABX
The Hartford Growth Allocation Fund                           C      1668   416648756   HRACX
The Hartford Balanced Allocation Fund                         A      1670   416648749   HBAAX
The Hartford Balanced Allocation Fund                         B      1671   416648731   HBABX
The Hartford Balanced Allocation Fund                         C      1672   416648723   HBACX
The Hartford Conservative Allocation Fund                     A      1674   416648715   HCVAX
The Hartford Conservative Allocation Fund                     B      1675   416648699   HCVBX
The Hartford Conservative Allocation Fund                     C      1676   416648681   HCVCX

THE HARTFORD MUTUAL FUNDS                                                    261

FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                                            CLASS    FUND     CUSIP
NAME                                                        SHARES   CODE    NUMBER     SYMBOL
----                                                        ------   ----   ---------   ------
The Hartford Income Allocation Fund                           A      1678   416648673   HINAX
The Hartford Income Allocation Fund                           B      1679   416648665   HINBX
The Hartford Income Allocation Fund                           C      1680   416648657   HINCX
The Hartford Retirement Income Fund                           A      1232   416648269   HTRAX
The Hartford Retirement Income Fund                           B      1233   416648251   HTGBX
The Hartford Retirement Income Fund                           C      1234   416648426   HTRCX
The Hartford Target Retirement 2010 Fund                      A      1236   416648392   HTTAX
The Hartford Target Retirement 2010 Fund                      B      1237   416648384   HTTBX
The Hartford Target Retirement 2010 Fund                      C      1238   416648376   HTTCX
The Hartford Target Retirement 2020 Fund                      A      1240   416648350   HTWAX
The Hartford Target Retirement 2020 Fund                      B      1241   416648343   HTWBX
The Hartford Target Retirement 2020 Fund                      C      1242   416648335   HTWCX
The Hartford Target Retirement 2030 Fund                      A      1244   416648319   HTHAX
The Hartford Target Retirement 2030 Fund                      B      1245   416648293   HTHBX
The Hartford Target Retirement 2030 Fund                      C      1246   416648285   HTHCX

 262                                                   THE HARTFORD MUTUAL FUNDS

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:


The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:


1-888-843-7824

ON THE INTERNET:


www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:


at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:


Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:


Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                             CLASS I SHARES

                             PROSPECTUS

                             MARCH 1, 2007



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND               THE HARTFORD CAPITAL APPRECIATION FUND
EXCHANGE COMMISSION HAS NOT APPROVED OR                    THE HARTFORD CAPITAL APPRECIATION II FUND
DISAPPROVED THESE SECURITIES OR PASSED UPON THE            THE HARTFORD DIVIDEND AND GROWTH FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION            THE HARTFORD EQUITY INCOME FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.                     THE HARTFORD FLOATING RATE FUND
                                                           THE HARTFORD GLOBAL HEALTH FUND
                                                           THE HARTFORD GROWTH FUND
                                                           THE HARTFORD GROWTH OPPORTUNITIES FUND
                                                           THE HARTFORD INFLATION PLUS FUND
                                                           THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                                                           THE HARTFORD SMALL COMPANY FUND
                                                           THE HARTFORD SMALLCAP GROWTH FUND
                                                           THE HARTFORD TOTAL RETURN BOND FUND
                                                           THE HARTFORD VALUE OPPORTUNITIES FUND
                                                           THE HARTFORD EQUITY GROWTH ALLOCATION FUND
                                                           (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)
                                                           THE HARTFORD GROWTH ALLOCATION FUND
                                                           THE HARTFORD BALANCED ALLOCATION FUND
                                                           THE HARTFORD CONSERVATIVE ALLOCATION FUND
                                                           THE HARTFORD INCOME ALLOCATION FUND


                               THE HARTFORD MUTUAL FUNDS
                               P.O. BOX 64387
                               ST. PAUL, MN 55164-0387

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS
--------------------------------------------------------------------------------


Introduction                              Introduction                                                          2

A summary of each fund's                  The Hartford Capital Appreciation Fund                                3
goals, principal strategies,              The Hartford Capital Appreciation II Fund                             6
main risks, performance and               The Hartford Dividend and Growth Fund                                 9
expenses                                  The Hartford Equity Income Fund                                      12
                                          The Hartford Floating Rate Fund                                      15
                                          The Hartford Global Health Fund                                      19
                                          The Hartford Growth Fund                                             23
                                          The Hartford Growth Opportunities Fund                               26
                                          The Hartford Inflation Plus Fund                                     29
                                          The Hartford International Capital Appreciation Fund                 33
                                          The Hartford Small Company Fund                                      36
                                          The Hartford SmallCap Growth Fund                                    39
                                          The Hartford Total Return Bond Fund                                  43
                                          The Hartford Value Opportunities Fund                                47
                                          The Hartford Equity Growth Allocation Fund
                                          (formerly The Hartford Aggressive Growth Allocation Fund)            50
                                          The Hartford Growth Allocation Fund                                  54
                                          The Hartford Balanced Allocation Fund                                58
                                          The Hartford Conservative Allocation Fund                            63
                                          The Hartford Income Allocation Fund                                  67

Description of other                      Investment strategies and investment matters                         71
investment strategies and                 Terms used in this Prospectus                                        74
investment risks

Investment manager and                    Management of the funds                                              76
management fee information

Information on your account               About your account                                                   84
                                          Class I share investor requirements                                  84
                                          Choosing a share class                                               84
                                          Compensation to Broker-Dealers, Financial Institutions and
                                          Other Persons                                                        84
                                          Opening an account                                                   87
                                          Buying shares                                                        88
                                          Selling shares                                                       88
                                          Transaction policies                                                 89
                                          Dividends and account policies                                       92
                                          Additional investor services

Further information on the                Financial highlights                                                 93
funds
                                          Fund code, CUSIP number and symbol                                   95
                                          For more information                                         back cover


THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------


Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class I shares of the funds. Each of the funds also offers Class A, Class B and Class C shares pursuant to a prospectus describing these classes. Certain of the funds also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes. The Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund do not offer Class Y. In addition, the Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund offer Class L shares to certain qualified investors pursuant to a separate prospectus describing that class.



Each fund is a diversified fund except for the Floating Rate Fund, Global Health Fund and Inflation Plus Fund, which are non-diversified.


The Floating Rate Fund, Inflation Plus Fund and Total Return Bond Fund are referred to as the Hartford Fixed Income Funds.

The following funds are referred to as the Asset Allocation Funds:

     -  Equity Growth Allocation Fund

     -  Growth Allocation Fund

     -  Balanced Allocation Fund

     -  Conservative Allocation Fund

     -  Income Allocation Fund

The Asset Allocation Funds are also referred to as "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). With respect to the Asset Allocation Funds, HIFSCO administers the asset allocation program and provides the day-to-day portfolio management for each of these funds. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."


MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.


 2                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                      3

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 75%
  60
  45
  30
  15
               55.11%   3.26%    66.76%   8.35%                      40.40%   17.93%   15.10%   15.66%
   0
 -15
                                                   -6.74%  -22.86%
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 36.81% (4th quarter, 1999) and the lowest quarterly return was -21.94% (3rd quarter, 1998).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                    1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes                       9.30%    9.94%     15.79%
   Class A Return After Taxes on Distributions       7.32%    9.22%     14.20%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                               7.03%    8.45%     13.30%
   Russell 3000 Index (reflects no deduction for
   fees, expenses or taxes)                         15.72%    7.16%      8.64%



INDEX: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.


 4                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                   None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)      None
   Exchange fees                                                  None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                               0.66%
   Distribution and service (12b-1) fees                          None
   Other expenses(1)                                             0.22%
   Total annual operating expenses(1)(2)                         0.88%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.04%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not your redeem your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                        $   90
   Year 3                                        $  281
   Year 5                                        $  488
   Year 10                                       $1,084


THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including emerging market securities.

The fund employs a multiple portfolio manager structure and is organized into several 'sleeves', each of which is managed according to a specific approach. The fund is organized as follows:

Growth Opportunities: Generally 25% - 35% of the total portfolio

The Growth Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Value Opportunities: Generally 25% - 35% of the total portfolio

The Value Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in common stocks covering a broad range of industries and market capitalizations. The strategy emphasizes securities that Wellington Management believes are undervalued and have the potential for appreciation.

Global Equities: Generally 15% - 25% of the total portfolio

The Global Equities strategy invests in companies around the globe that have been identified as possessing sustainable franchises that allow them to earn excess returns through various economic cycles. The strategy emphasizes in-depth company research and valuation disciplines while utilizing analysis of long-term trends to identify favorable sectors.


Capital Appreciation: Generally 5% - 15% of the total portfolio


The Capital Appreciation strategy seeks growth of capital by identifying companies that have substantial near-term capital appreciation potential regardless of company size or industry.


Special Situations: Generally 5% - 15% of the total portfolio


The Special Situations approach combines bottom-up fundamental research and security selection with top-down sector weightings and industry analysis. Assets may be concentrated in specific industries, sectors, regions, and countries.

The percentage of the fund invested in each of these sleeves may change without approval of the shareholders of the fund.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 6                                                     THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------


No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broadbased market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class I shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the period presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 25%
  20
  15
  10
   5                                    17.66%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 8.83% (4th quarter, 2006) and the lowest quarterly return was -1.75% (2nd quarter, 2006).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                              LIFE OF FUND
                                                    1 YEAR   (SINCE 4/29/05)
   Class A Return Before Taxes                      11.18%       18.08%
   Class A Return After Taxes on Distributions      10.38%       17.25%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                               7.34%       15.01%
   Russell 3000 Index (reflects no deduction for
   fees, expenses or taxes)                         15.72%       16.08%



INDEX: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                      7

                                       THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.99%
   Distribution and service (12b-1) fees         None
   Other expenses(1)                            0.47%
   Total annual operating expenses(1)(2)        1.46%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.35%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                       $  149
   Year 3                                       $  462
   Year 5                                       $  797
   Year 10                                      $1,746


 8                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies within the index ranged from approximately $1 billion to $447 billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                      9

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 40%
  30
  20
  10
               30.99%   14.47%   4.57%    10.04%                     25.66%   12.01%   5.42%    19.56%
   0
 -10
                                                   -4.57%  -14.19%
 -20

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 15.85% (2nd quarter, 1997) and the lowest quarterly return was -18.33% (3rd quarter, 2002).

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                    1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes                      12.99%    7.54%      9.00%
   Class A Return After Taxes on Distributions      11.33%    6.75%      8.16%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                               9.65%    6.20%      7.55%
   S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                               15.78%    6.19%      8.42%
   Russell 1000 Value Index (reflects no deduction
   for fees, expenses or taxes)                     22.25%   10.86%     11.00%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


 10                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                 CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                           None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                    None
   Exchange fees                                   None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                                0.63%
   Distribution and service (12b-1) fees           None
   Other expenses(1)                              0.45%
   Total annual operating expenses(1)(2)          1.08%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                        $  110
   Year 3                                        $  343
   Year 5                                        $  595
   Year 10                                       $1,317


THE HARTFORD MUTUAL FUNDS                                                     11

THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund's investment approach is based on the fundamental analysis of companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.


--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.


Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

 12                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 25%
  20
  15
  10
   5                 9.52%                4.98%                20.63%
   0

                      2004                 2005                 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 7.98% (4th quarter, 2004) and the lowest quarterly return was -0.14% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                              LIFE OF FUND
                                                    1 YEAR   (SINCE 8/28/03)
   Class A Return Before Taxes                      13.99%       12.25%
   Class A Return After Taxes on Distributions      12.55%       11.24%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                               9.85%       10.07%
   Russell 1000 Value Index (reflects no deduction
   for fees, expenses or taxes)                     22.25%       17.73%(1)



INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


(1) Return is from 8/31/2003 - 12/31/2006.

THE HARTFORD MUTUAL FUNDS                                                     13

                                                 THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                 CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                           None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                    None
   Exchange fees                                   None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                             0.79%
   Distribution and service (12b-1) fees           None
   Other expenses(2)                              0.58%
   Total annual operating expenses(1)(2)(3)       1.37%



(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.69% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses are 1.27%.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(3) Effective November 1, 2006, HIFSCO has voluntarily agreed through October 31, 2007 to limit the total operating expenses of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                        $  139
   Year 3                                        $  434
   Year 5                                        $  750
   Year 10                                       $1,646


 14                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch are below investment grade. Securities which are unrated but determined by Hartford Investment Management Company ("Hartford Investment Management") to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds".


The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.


To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management, relies on a bottom-up, fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are credit, liquidity and interest rate risk. Credit risk depends largely on the perceived financial health of Borrowers and issuers of debt securities. In general, lower-rated loans and bonds have higher credit risks. Loan prices and prices of debt securities can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than would be the case with less aggressive loan and bond funds. Because the fund invests mainly in investments rated below-investment-grade, it is subject to heightened credit risk. The fund could lose money if the fundamentals of an industry in which the fund invests deteriorate or if a Borrower or issuer underperforms or defaults, or if any loan or debt security that the fund owns is downgraded. In addition, because the fund is non-diversified and therefore may take larger positions in individual Borrowers and issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

When interest rates rise, the value of a portfolio invested in fixed-rate obligations falls. You could lose money as a result of your investment.

Most, but not all, Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a

THE HARTFORD MUTUAL FUNDS                                                     15

                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in loans of foreign Borrowers and securities of foreign issuers and non-dollar loans and securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Foreign loans and foreign debt securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

The fund is subject to liquidity risk. As with many fixed income investments, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the fund's net asset value. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. In addition, loans in which the fund invests may require the consent of the Borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the fund's ability to sell loans and may adversely affect the price that can be obtained. The fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the fund to sell loans or securities at lower prices than it would otherwise consider to meet cash needs or cause the fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The fund may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The fund typically purchases loans via assignment, which makes the fund a direct lender. However, the fund may also invest in loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the Borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the Borrower.


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.


 16                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------


No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broadbased market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



The annual return variability of the fund's Class I shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the period presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.



The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS

BY CALENDAR YEAR

(EXCLUDES SALES CHARGES)



--------------------------------------------------------------------------------


 10%                                     6.68%
   0

                                         2006


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 During the periods shown in the bar chart, the highest quarterly return was 1.90% (1st quarter, 2006) and the lowest quarterly return was 1.07% (2nd quarter, 2006).

--------------------------------------------------------------------------------

THE HARTFORD MUTUAL FUNDS                                                     17
                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                              LIFE OF FUND
                                                    1 YEAR   (SINCE 4/29/05)
   Class A Return Before Taxes                      3.47%        4.55%
   Class A Return After Taxes on Distributions      1.20%        2.52%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                              2.22%        2.69%
   Credit Suisse Leveraged Loan Index (reflects no
   deduction for fees, expenses or taxes)           7.34%        6.75%



INDEX: Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S.-denominated leveraged loan market. You cannot invest directly in an index.


 18                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.61%
   Distribution and service (12b-1) fees         None
   Other expenses(1)                            0.13%
   Total annual operating expenses(1)(2)        0.74%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.75%.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                        $ 76
   Year 3                                        $237
   Year 5                                        $411
   Year 10                                       $918


 18                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

     -  the company's business franchise is temporarily mispriced,

     -  the market under-values the new product pipelines,

     - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

     -  the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

     -  target prices are achieved,

     -  fundamental expectations are not met, or

     -  a company's prospects become less appealing.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a

THE HARTFORD MUTUAL FUNDS                                                     19

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 20                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 40%
  30
  20
  10
                1.47%                 31.12%     11.85%     11.88%     10.24%
   0
 -10
                          -17.62%
 -20

                 2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 22.15% (2nd quarter, 2003) and the lowest quarterly return was -14.88% (2nd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                LIFE OF
                                                                 FUND
                                                                (SINCE
                                          1 YEAR    5 YEARS    05/01/00)
   Class A Return Before Taxes             4.18%     7.08%      11.85%
   Class A Return After Taxes on
   Distributions                           3.38%     6.29%      10.87%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares   3.29%     5.82%       9.96%
   S&P 500 Index (reflects no deduction
   for fees, expenses or taxes)           15.78%     6.19%       1.30%(1)
   Goldman Sachs Health Care Index
   (reflects no deduction for fees,
   expenses or taxes)                      5.42%     4.09%       5.09%(1)



INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.


(1) Return is from 4/30/2000 - 12/31/2006.


THE HARTFORD MUTUAL FUNDS                                                     21

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   Price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                           0.89%
   Distribution and service (12b-1) fees         None
   Other expenses(2)                            0.27%
   Total annual operating expenses(1)(2)(3)     1.16%



(1) Effective November 1, 2006, HIFSCO has permanently reduced its management schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.99% to 0.89%.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.35%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                        $  118
   Year 3                                        $  368
   Year 5                                        $  638
   Year 10                                       $1,409


 22                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business management, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index . As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     23

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



Because Class A shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A shares. Returns for the fund's Class A shares would have been substantially similar to those of the fund's Class L shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A shares are higher than for the Class L shares, Class A share returns would have been lower for the periods presented in the bar chart and table. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO. The following information includes the fund's performance when it was managed by a previous investment adviser.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 40%
  30
  20
  10
               23.80%   29.63%   34.67%                              32.60%   11.75%   4.12%    4.23%
   0
 -10
                                          -4.95%  -14.60%  -24.78%
 -20
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was -19.01% (3rd quarter, 2001).

--------------------------------------------------------------------------------

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes(1)              -1.50%    2.71%     7.20%
   Class A Return After Taxes on
   Distributions(1)                            -2.55%    2.47%     5.15%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares(1)     0.35%    2.29%     5.43%
   Russell 1000 Growth Index (reflects no
   deduction for fees, expenses or taxes)       9.07%    2.69%     5.44%


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


(1) Class A shares commenced operations on February 19, 2002. Class A share performance prior to February 19, 2002 reflects Class L share performance and operating expenses less Class A share sales charges.


 24                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.73%
   Distribution and service (12b-1) fees         None
   Other expenses(1)                            0.23%
   Total annual operating expenses(1)(2)        0.96%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses to 1.08%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                        $   98
   Year 3                                        $  306
   Year 5                                        $  531
   Year 10                                       $1,178


THE HARTFORD MUTUAL FUNDS                                                     25

THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 26                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



Because Class A shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A shares. Returns for the fund's Class A shares would have been substantially similar to those of the fund's Class L shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A shares are higher than for the Class L shares, Class A share returns would have been lower for the periods presented in the bar chart and table. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO. The following information includes the fund's performance when it was managed by a previous investment adviser.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 60%
  45
  30
  15
               13.74%   18.97%   53.67%   3.47%                      43.61%   16.13%   15.63%   11.44%
   0
 -15
                                                  -24.11%  -28.44%
 -30
 -45

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was -23.93% (1st quarter, 2001).

--------------------------------------------------------------------------------

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                    1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes(1)                   5.31%    7.76%      9.02%
   Class A Return After Taxes on Distributions(1)   3.74%    7.21%      6.65%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares(1)                           4.43%    6.59%      6.78%
   Russell 3000 Growth Index (reflects no
   deduction for fees, expenses or taxes)           9.46%    3.02%      5.34%


INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


(1) Class A shares commenced operations on February 19, 2002. Class A share performance prior to February 19, 2002 reflects Class L share performance and operating expenses less Class A share sales charges.


THE HARTFORD MUTUAL FUNDS                                                     27

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                 CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                           None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                    None
   Exchange fees                                   None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                                0.74%
   Distribution and service (12b-1) fees           None
   Other expenses(1)                              0.41%
   Total annual operating expenses(1)(2)          1.15%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses to 1.11%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                        $  117
   Year 3                                        $  365
   Year 5                                        $  633
   Year 10                                       $1,398


 28                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") and S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (security rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.



In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk or for other investment purposes.


There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.


Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select securities by assessing such factors as security structure, break even inflation rates, and an issuer's business environment, balance sheet, income statement, anticipated earnings and management team.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest

THE HARTFORD MUTUAL FUNDS                                                     29

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

 30                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 10%
   8
   6
   4
   2
                   6.68%           6.94%           1.91%
   0
  -2
                                                                  -0.25%

                   2003            2004            2005            2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 4.79% (1st quarter, 2004) and the lowest quarterly return was -3.47% (2nd quarter, 2004).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 10/31/02)
   Class A Return Before Taxes                 -4.74%        3.22%
   Class A Return After Taxes on
   Distributions                               -5.64%        1.99%
   Class A Return After Taxes on
   Distributions and Sale of Fund shares       -3.09%        2.05%
   Lehman Brothers U.S. TIPS Index (reflects
   no deduction for fees, expenses or taxes)    0.49%        5.60%


INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     31

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                 CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                           None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                    None
   Exchange fees                                   None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                             0.58%
   Distribution and service (12b-1) fees           None
   Other expenses(2)                              0.40%
   Total annual operating expenses(1)(2)(3)       0.98%



(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.48% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses are 0.88%.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, to 0.75%. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.60%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                                       $  100
   Year 3                                                       $  312
   Year 5                                                       $  542
   Year 10                                                      $1,201


 32                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $294 million to $241 billion.



The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     33

                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 60%
  45
  30
  15
                              49.00%       23.31%       5.63%        22.79%
   0
 -15
                -18.76%
 -30

                  2002         2003         2004         2005         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 25.04% (2nd quarter, 2003) and the lowest quarterly return was -21.90% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                       LIFE OF FUND
                                                    1 YEAR   5 YEAR   (SINCE 4/30/01)
   Class A Return Before Taxes                      16.04%   12.83%       8.07%
   Class A Return After Taxes on Distributions      13.08%   12.14%       7.52%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                              10.98%   10.88%       6.75%
   MSCI EAFE Growth Index (reflects no deduction
   for fees, expenses or taxes)                     22.69%   12.63%       7.85%



INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.


 34                                                    THE HARTFORD MUTUAL FUNDS

                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                  None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None
   Exchange fees                                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                           0.90%
   Distribution and service (12b-1) fees                         None
   Other expenses(2)                                            0.53%
   Total annual operating expenses(1)(2)(3)                     1.43%


(1) Effective November 1, 2006, HIFSCO has permanently reduced its management schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.


(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.35%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                        $  146
   Year 3                                        $  452
   Year 5                                        $  782
   Year 10                                       $1,713


THE HARTFORD MUTUAL FUNDS                                                     35

THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL.  The Hartford Small Company Fund seeks growth of capital.



PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $39 million and $4 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.


A key tenet of Hartford Investment Management team's investment philosophy is that earnings growth drives stock prices. The team believes that companies with superior earnings growth potential are most often found in industries experiencing secular up-trends or "tailwinds." To identify stocks with superior potential for earnings growth, the investment management team will combine a "bottom-up" approach to top-down industry analysis. Key investment themes, industry trends, and companies will be identified through this fundamental analysis. Fundamental analysis involves meeting with a company's management, assessing its competitive and financial position and projecting earnings power and future stock prices based on a number of valuation disciplines.


Through fundamental analysis, Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:

     -  have potential for above-average earnings growth,

     -  are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 36                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



Part of the performance of the fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the fund. The effect of IPOs on the fund's performance depends on a variety of factors including the number of IPOs that the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on the fund's performance.



Hartford Investment Management became a subadviser effective June 2006. Performance information represents performance of a previous sub-adviser.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 75%
  60
  45
  30
  15
               19.28%   10.46%   65.66%                              55.40%   11.37%   20.54%   13.71%
   0
 -15
                                         -13.12%  -15.84%  -30.54%
 -30
 -45

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 35.86% (4th quarter, 1999) and the lowest quarterly return was -23.71% (3rd quarter, 2001).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                    1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes                       7.45%    9.26%     9.53%
   Class A Return After Taxes on Distributions       6.08%    8.98%     8.60%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                               6.57%    8.04%     7.93%
   Russell 2000 Growth Index (reflects no
   deduction for fees, expenses or taxes)           13.35%    6.93%     4.88%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     37

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.83%
   Distribution and service (12b-1) fees                        None
   Other expenses(1)                                           0.54%
   Total annual operating expenses(1)(2)                       1.37%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.15%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                                      $  139
   Year 3                                                      $  434
   Year 5                                                      $  750
   Year 10                                                     $1,646


 38                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $39 million and $4 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.


In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fund managed by Wellington Management invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.



Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.


--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment. If a sub-adviser incorrectly assesses a company's prospects for growth, or if judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions

THE HARTFORD MUTUAL FUNDS                                                     39

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

ranging from tax code changes to governmental collapse.


The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

 40                                                    THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



Because Class A shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A shares. Returns for the fund's Class A shares would have been substantially similar to those of the fund's Class L shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A shares are higher than for the Class L shares, Class A share returns would have been lower for the periods presented in the bar chart and table. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.



Hartford Investment Management became a subadviser effective November 2006. Performance information represents performance of previous sub-advisers.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 120%
 100
  80
  60
  40
  20
               1.52%    19.85%  111.43%                              49.28%   15.12%   9.74%    5.45%
   0
 -20
                                         -13.95%  -21.97%  -29.08%
 -40

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was -29.49% (3rd quarter, 2001).

--------------------------------------------------------------------------------

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR    5 YEARS   10 YEARS
   Class A Return Before Taxes(1)              -0.35%     5.91%     8.69%
   Class A Return After Taxes on
   Distributions(1)                            -0.35%     5.92%     6.09%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares(1)    -0.23%     5.11%     6.12%
   Russell 2000 Growth Index (reflects no
   deduction for fees, expenses or taxes)      13.35%     6.93%     4.88%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.


(1) Class A shares commenced operations on February 19, 2002. Class A share performance prior to February 19, 2002 reflects Class L share performance and operating expenses less Class A share sales charges.


THE HARTFORD MUTUAL FUNDS                                                     41

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.80%
   Distribution and service (12b-1) fees         None
   Other expenses(1)                            0.48%
   Total annual operating expenses(1)(2)        1.28%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.15%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                             $  130
   Year 3                                             $  406
   Year 5                                             $  702
   Year 10                                            $1,545


 42                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.



The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.



Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.


Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had no used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on

THE HARTFORD MUTUAL FUNDS                                                     43

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

 44                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the funds' operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 15%
  10
   5
               10.80%   7.48%             11.26%   7.73%    9.28%    7.14%    3.93%    1.72%    3.88%
   0
  -5
                                 -2.71%

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 4.10% (4th quarter, 2000) and the lowest quarterly return was -2.39% (2nd quarter, 2004).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                    1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes                      -0.80%    4.19%     5.48%
   Class A Return After Taxes on Distributions      -2.17%    2.34%     3.38%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                              -0.55%    2.48%     3.40%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses or
   taxes)                                            4.33%    5.06%     6.24%


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     45

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                           0.54%
   Distribution and service (12b-1) fees         None
   Other expenses(2)                            0.39%
   Total annual operating expenses(1)(2)(3)     0.93%



(1) Effective November 1, 2006, HIFSCO has permanently reduced its management schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.62% to 0.54%.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.75%.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                        $   95
   Year 3                                        $  296
   Year 5                                        $  515
   Year 10                                       $1,143


 46                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, the issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:


     -  high fundamental investment value,

     -  a strong management team, and

     -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.


THE HARTFORD MUTUAL FUNDS                                                     47

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.



Because Class A shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus). Returns in the table have been adjusted to reflect the sales charge structure of the Class A shares. Returns for the fund's Class A shares would have been substantially similar to those of the fund's Class L shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A shares are higher than for the Class L shares, Class A share returns would have been lower for the periods presented in the bar chart and table. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 45%
  30
  15
               24.81%   8.38%    8.84%    18.84%                     40.85%   17.90%   7.51%    17.75%
   0
 -15
                                                   -3.99%  -25.57%
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 21.74% (2nd quarter, 2003) and the lowest quarterly return was -18.38% (3rd quarter, 2001).

--------------------------------------------------------------------------------

 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                    1 YEAR   5 YEARS   10 YEARS
   Class A Return Before Taxes(1)                   11.27%    8.13%      9.52%
   Class A Return After Taxes on Distributions(1)    9.13%    7.58%      7.78%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares(1)                            8.62%    6.86%      7.35%
   Russell 3000 Value Index (reflects no deduction
   for fees, expenses or taxes)                     22.34%   11.20%     11.11%
   Russell 1000 Value Index (reflects no deduction
   for fees, expenses or taxes)                     22.25%   10.86%     11.00%


INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


(1) Class A shares commenced operations on February 19, 2002. Class A share performance prior to February 19, 2002 reflects Class L share performance and operating expenses less Class A share sales charges.


 48                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.87%
   Distribution and service (12b-1) fees         None
   Other expenses(1)                            0.51%
   Total annual operating expenses(1) (2)       1.38%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.15%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                        $  141
   Year 3                                        $  437
   Year 5                                        $  755
   Year 10                                       $1,657


THE HARTFORD MUTUAL FUNDS                                                     49

THE HARTFORD EQUITY GROWTH ALLOCATION FUND

(FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds (both domestic and international equity funds) based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in equity funds, although this percentage may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund

The Hartford Dividend and Value Fund

The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund

The Hartford MidCap Growth Fund

The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund

The Hartford Money Market Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF
DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund


The Hartford Growth Opportunities Fund


The Hartford Select MidCap Value Fund

The Hartford Small Company Fund

The Hartford SmallCap Value Fund


The Hartford Value Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments

 50                                                    THE HARTFORD MUTUAL FUNDS

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

                       (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)

--------------------------------------------------------------------------------

and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details, please refer to the section entitled "Principal Investment Strategy" in the Class Y shares prospectus for each of the Underlying Funds listed above. A Class Y shares prospectus may be obtained from your financial representative.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk and value investing risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.


As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Because the fund, through an Underlying Fund, may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

THE HARTFORD MUTUAL FUNDS                                                     51

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

                       (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 20%
  15
  10
   5                      8.12%                          14.38%
   0

                           2005                           2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 8.29% (4th quarter, 2006) and the lowest quarterly return was -3.19% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                              LIFE OF FUND
                                                    1 YEAR   (SINCE 5/28/04)
   Class A Return Before Taxes                       8.09%       11.28%
   Class A Return After Taxes on Distributions       7.09%       10.10%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                               5.68%        8.90%
   S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                               15.78%       11.57%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2006.

 52                                                    THE HARTFORD MUTUAL FUNDS

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

                       (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                               CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                           0.15%
   Distribution and service (12b-1) fees         None
   Other expenses(2)                            0.51%
   Acquired Fund fees and expenses              0.93%
   Total annual operating expenses (1)(2)(3)    1.59%


(1) Effective November 1, 2006, HIFSCO has permanently reduced its management schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.


(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including Underlying Fund fees and expenses, of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.35%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                        $  162
   Year 3                                        $  502
   Year 5                                        $  866
   Year 10                                       $1,889


THE HARTFORD MUTUAL FUNDS                                                     53

THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 80% of assets in equity funds and approximately 20% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund

The Hartford Balanced Income Fund

The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund

The Hartford MidCap Growth Fund

The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund


The Hartford Growth Opportunities Fund


The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund

The Hartford Value Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

 54                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

FIXED INCOME FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund

The Hartford Total Return Bond Fund


The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government and corporate securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" in the Class Y shares prospectus for each of the Underlying Funds listed above. A Class Y shares prospectus may be obtained from your financial representative.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

THE HARTFORD MUTUAL FUNDS                                                     55

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 15%
  10
   5                      7.29%                          12.02%
   0

                           2005                           2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 6.84% (4th quarter, 2006) and the lowest quarterly return was -2.80% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                              LIFE OF FUND
                                                    1 YEAR   (SINCE 5/28/04)
   Class A Return Before Taxes                       5.86%        9.35%
   Class A Return After Taxes on Distributions       4.84%        8.29%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                               4.24%        7.36%
   S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                               15.78%       11.57%(1)
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses or
   taxes)                                            4.33%        4.47%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2006.

 56                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                               CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                           0.15%
   Distribution and service (12b-1) fees         None
   Other expenses(2)                            0.46%
   Acquired Fund fees and expenses              0.88%
   Total annual operating expenses(1)(2)(3)     1.49%


(1) Effective November 1, 2006, HIFSCO has permanently reduced its management schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.


(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including Underlying Fund fees and expenses, of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.25%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                        $  152
   Year 3                                        $  471
   Year 5                                        $  813
   Year 10                                       $1,779


THE HARTFORD MUTUAL FUNDS                                                     57

THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Balanced Allocation Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in equity funds and approximately 40% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund

The Hartford Balanced Income Fund

The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund

The Hartford MidCap Growth Fund

The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund


The Hartford Value Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund

The Hartford International Opportunities Fund


The Hartford International Small Company Fund


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund

The Hartford Income Fund



 58                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND

--------------------------------------------------------------------------------

The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" in the Class Y shares prospectus for each of the Underlying Funds listed above. A Class Y shares prospectus may be obtained from your financial representative.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.


The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

THE HARTFORD MUTUAL FUNDS                                                     59

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

 60                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 15%
  10
   5                      6.31%                          10.60%
   0

                           2005                           2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 5.53% (4th quarter, 2006) and the lowest quarterly return was -2.34% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                              LIFE OF FUND
                                                    1 YEAR   (SINCE 5/28/04)
   Class A Return Before Taxes                      4.52%         7.63%
   Class A Return After Taxes on Distributions      3.20%         6.43%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                              3.35%         5.81%
   S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                               15.78%    11.57%(1)
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses or
   taxes)                                           4.33%      4.47%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


(1) Return is from 5/31/2004 - 12/31/2006.


THE HARTFORD MUTUAL FUNDS                                                     61

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                 CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                           None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                    None
   Exchange fees                                   None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                             0.14%
   Distribution and service (12b-1) fees           None
   Other expenses(2)                              0.20%
   Acquired Fund fees and expenses                0.79%
   Total annual operating expenses (1) (2)
   (3)                                            1.13%



(1) Effective November 1, 2006, HIFSCO has permanently reduced its management schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.14%.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including Underlying Fund fees and expenses, of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.15%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                        $  115
   Year 3                                        $  359
   Year 5                                        $  622
   Year 10                                       $1,375


 62                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Conservative Allocation Fund seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds. The equity fund allocation is intended to add diversification and enhance returns. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying
Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in fixed income funds and approximately 40% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS

The Hartford Advisors Fund


The Hartford Balanced Income Fund

The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund

The Hartford MidCap Growth Fund

The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF
DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS

The Hartford Global Leaders Fund


The Hartford International Opportunities Fund



THE HARTFORD MUTUAL FUNDS                                                     63

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND

--------------------------------------------------------------------------------

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund

The Hartford Short Duration Fund

The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest primarily in securities of domestic companies. For further details, please refer to the section entitled "Principal Investment Strategy" in the Class Y shares prospectus for each of the Underlying Funds listed above. A Class Y shares prospectus may be obtained from your financial representative.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

 64                                                    THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 10%
   8
   6
   4
   2                      4.68%                          8.46%
   0

                           2005                           2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 3.86% (4th quarter, 2006) and the lowest quarterly return was -1.56% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                         LIFE OF FUND
                                               1 YEAR   (SINCE 5/28/04)
   Class A Return Before Taxes                  2.49%        5.36%
   Class A Return After Taxes on
   Distributions                                1.01%        3.98%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares        2.06%        3.81%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%       11.57%(1)
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%        4.47%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2006.

THE HARTFORD MUTUAL FUNDS                                                     65

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                                CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                  None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None
   Exchange fees                                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                           0.15%
   Distribution and service (12b-1) fees                         None
   Other expenses(2)                                            0.52%
   Acquired Fund fees and expenses                              0.75%
   Total annual operating expenses(1)(2)(3)                     1.42%


(1) Effective November 1, 2006, HIFSCO has permanently reduced its management schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.


(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including Underlying Fund fees and expenses, of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.10%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                        $  145
   Year 3                                        $  449
   Year 5                                        $  776
   Year 10                                       $1,702


 66                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Income Allocation Fund seeks current income and, as a secondary objective, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goals through investment in a combination of fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in fixed income funds. The fixed income funds in which the fund may invest will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF
DECEMBER 31, 2006


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" in the Class Y shares prospectus for each of the Underlying Funds listed above. A Class Y shares prospectus may be obtained from your financial representative.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall;

THE HARTFORD MUTUAL FUNDS                                                     67

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

 68                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class I shares as this class commenced operations on September 1, 2006. However, the bar chart and table below reflect performance for Class A shares of the fund (Class A shares are not offered in this prospectus) and indicate the risks of investing in the fund. The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.


The annual return variability of the fund's Class I shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class I shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns for Class A shares on a before-tax and after-tax basis. Returns are shown for only Class A shares and will vary for Class I shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


  5%
   4
   3
   2
   1                      1.60%                          4.01%
   0

                           2005                           2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 2.57% (3rd quarter, 2006) and the lowest quarterly return was -0.69% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                              LIFE OF FUND
                                                    1 YEAR   (SINCE 5/28/04)
   Class A Return Before Taxes                      -0.67%        1.48%
   Class A Return After Taxes on Distributions      -2.06%        0.22%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                              -0.46%        0.54%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses or
   taxes)                                            4.33%        4.47%(1)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2006.

THE HARTFORD MUTUAL FUNDS                                                     69

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                              CLASS I
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                          0.15%
   Distribution and service (12b-1) fees                        None
   Other expenses(2)                                           0.70%
   Acquired Fund fees and expenses                             0.64%
   Total annual operating expenses(1)(2)(3)                    1.49%


(1) Effective November 1, 2006, HIFSCO has permanently reduced its management schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.


(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including Underlying Fund fees and expenses, of the Class I shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 0.95%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses whether or not you redeemed your shares at the end of each period:


EXPENSES (WITH OR WITHOUT REDEMPTION)
   Year 1                                         $  152
   Year 3                                         $  471
   Year 5                                         $  813
   Year 10                                        $1,779


 70                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

With respect to the funds of funds, each fund of funds' share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund of funds to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds of funds invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds of funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund of funds allocates to each Underlying Fund.


The different types of securities, investments, and investment techniques used by each fund (or in the case of the funds of funds, the Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Floating Rate Fund, Inflation Plus Fund and Income Allocation Fund, may invest in equity securities (through certain Underlying Funds in the case of the funds of funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Hartford Fixed Income Funds and all of the funds of funds except the Equity Growth Allocation Fund (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.


USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES



Each fund (through certain Underlying Funds in the case of a fund of funds) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund (through certain Underlying Funds in the case of a fund of funds) to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.



These techniques are also used to manage risk by hedging a fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio investments. Hedging techniques may not always be available to the funds (or in the case of a fund of funds, an Underlying Fund), and it may not always be feasible for a fund (or in the case of a fund of funds, an Underlying Fund) to use hedging techniques even when they are available.



Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund (through an Underlying Fund in the case of a fund of fund) could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's (or in the case of a fund of funds, an Underlying Fund's) manager expected. As a result, the use of these techniques may result in losses to a fund (through an


THE HARTFORD MUTUAL FUNDS                                                     71

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


Underlying Fund in the case of a fund of fund) or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.



The use of derivatives is a principal investment strategy for the Inflation Plus Fund and Total Return Bond Fund only.


FOREIGN INVESTMENTS



The funds (through certain Underlying Funds in the case of a fund of funds), may invest in securities of foreign issuers and non-dollar securities and loans as part of their principal investment strategy.


Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund in the case of a fund of funds) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund in the case of a fund of funds) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS



Capital Appreciation Fund, Capital Appreciation II Fund and International Capital Appreciation Fund may invest in emerging markets as part of their principal investment strategy. All other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund, may invest in emerging markets, but not as a part of their principal investment strategy.


The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds in the case of a fund of funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

 72                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

SMALL CAPITALIZATION COMPANIES



Capital Appreciation II Fund, Global Health Fund, Growth Opportunities Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Capital Appreciation Fund, Dividend and Growth Fund, Equity Income Fund, Growth Fund, International Capital Appreciation Fund, Total Return Bond Fund, and all of the funds of funds, except the Income Allocation Fund (through certain Underlying Funds), may invest in securities of such companies, but not as a principal investment strategy.


Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES


Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund, other than a fund of funds with respect to the Underlying Funds, will not purchase

THE HARTFORD MUTUAL FUNDS                                                     73

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


The following funds may have a relatively high portfolio turnover:

- Capital Appreciation II Fund

- Growth Opportunities Fund

- Inflation Plus Fund

- International Capital Appreciation Fund

- SmallCap Growth Fund

- Small Company Fund

- Total Return Bond Fund

The other funds (except the funds of funds) may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES



Equity Income Fund, Floating Rate Fund, Global Health Fund, Small Company Fund, SmallCap Growth Fund and Total Return Bond Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


"FUND OF FUNDS" STRUCTURE



The term "fund of funds" is used to describe mutual funds, such as the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of


 74                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

funds' direct fees and expenses. Your cost of investing in the fund of funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you. Please see the Class Y shares prospectus for each of the Underlying Funds of the funds of funds for additional information. A Class Y shares prospectus may be obtained from your financial representative.


In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund. For example, HIFSCO may change the current asset allocation strategy among the Underlying Funds, or may invest in different funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. These transactions could increase or decrease the amount of gains, and could also affect the timing, amount and character of distributions.



It is the policy of HIFSCO to manage each fund in the best interests of its shareholders and to conduct the investment program for each fund without taking into account or the profitability of any Underlying Fund or affiliate. However, management of the funds entails special potential conflicts of interest for HIFSCO because the funds of funds invest in affiliated Underlying Funds. In general, certain of the Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others. HIFSCO may therefore have an incentive to allocate more of a fund's assets to the more profitable of these Underlying Funds, and fewer assets to the less profitable of these Underlying Funds. To mitigate such conflicts HIFSCO have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds' board of directors.


SUMMARY COMPARISON OF THE FUNDS OF FUNDS


With respect to the five funds of funds contained in this Prospectus, HIFSCO invests each fund of funds' assets in a combination of other Hartford mutual funds: domestic and international equity funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocations among these fund types. HIFSCO intends to manage each fund of funds according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, HIFSCO may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund (through certain Underlying Funds in the case of a fund of funds) may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS



The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.


THE HARTFORD MUTUAL FUNDS                                                     75

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER



Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $377.6 billion in assets as of December 31, 2006. At the same time, HIFSCO had over $41.9 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for each fund of funds and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS



There continues to be federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing.



To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of any of these matters or the initiation of any formal action by these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.



On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office and other regulatory agencies in the remaining matters.



In addition, the funds have been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in the funds and "derivative claims" on behalf of the funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. On January 30,


 76                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


2007, the plaintiffs moved for leave to file a second amended complaint. The proposed second amended complaint would eliminate the previously asserted claims against the funds' directors, the derivative claims and the state law claims. As of February 16, 2007, the court has not ruled on plaintiffs' motions. This litigation is not expected to result in a material adverse effect on the funds.


THE INVESTMENT SUB-ADVISERS



Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Capital Appreciation Fund, Capital Appreciation II Fund, Dividend and Growth Fund, Equity Income Fund, Global Health Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority over approximately $575 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Floating Rate Fund, Inflation Plus Fund, Small Company Fund, SmallCap Growth Fund and Total Return Bond Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2006, Hartford Investment Management had investment management authority over approximately $131.2 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.



SOFT DOLLAR PRACTICES



The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the subadvisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under
Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

CAPITAL APPRECIATION II FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                         1.00%
Next $250 million                          0.95%
Next $500 million                          0.90%
Amount Over $1 billion                     0.85%

THE HARTFORD MUTUAL FUNDS                                                     77

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $100 million                         1.00%
Next $150 million                          0.80%
Amount Over $250 million                   0.70%

GLOBAL HEALTH FUND AND INTERNATIONAL CAPITAL APPRECIATION FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.90%
Next $500 million                          0.85%
Amount Over $1 billion                     0.80%

SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 Million                         0.85%
Next $250 Million                          0.80%
Next $500 Million                          0.75%
Next $500 Million                          0.70%
Amount Over $1.5 Billion                   0.65%


CAPITAL APPRECIATION FUND AND EQUITY INCOME FUND(1)


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.80%
Next $500 million                          0.70%
Amount Over $1 billion                     0.65%

(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.

DIVIDEND AND GROWTH FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.75%
Next $500 million                          0.65%
Amount Over $1 billion                     0.60%


FLOATING RATE FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.65%
Next $4.5 billion                          0.60%
Next $5 billion                            0.58%
Amount Over $10 billion                    0.57%

INFLATION PLUS FUND(2)

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.60%
Next $4.5 billion                          0.55%
Next $5 billion                            0.53%
Amount Over $10 billion                    0.52%

(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.

TOTAL RETURN BOND FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                        0.550%
Next $500 million                         0.525%
Next $4 billion                           0.500%
Next $5 billion                           0.480%
Amount Over $10 billion                   0.470%



EQUITY GROWTH ALLOCATION FUND, GROWTH ALLOCATION FUND, BALANCED ALLOCATION FUND, CONSERVATIVE ALLOCATION FUND AND INCOME ALLOCATION FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.15%
Amount Over $500 million                   0.10%

For each fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:


FUND NAME                                         10/31/2006
---------                                         ----------
The Hartford Capital Appreciation Fund              0.66%
The Hartford Capital Appreciation II Fund           0.99%
The Hartford Dividend and Growth Fund               0.63%
The Hartford Equity Income Fund                     0.79%
The Hartford Floating Rate Fund                     0.61%
The Hartford Global Health Fund                     0.99%
The Hartford Growth Fund                            0.73%
The Hartford Growth Opportunities Fund              0.74%
The Hartford Inflation Plus Fund                    0.58%
The Hartford International Capital Appreciation
  Fund                                              1.00%
The Hartford Small Company Fund                     0.84%
The Hartford SmallCap Growth Fund                   0.80%
The Hartford Total Return Bond Fund                 0.62%
The Hartford Value Opportunities Fund               0.87%
The Hartford Equity Growth Allocation Fund          0.20%
The Hartford Growth Allocation Fund                 0.20%
The Hartford Balanced Allocation Fund               0.19%
The Hartford Conservative Allocation Fund           0.20%
The Hartford Income Allocation Fund                 0.20%


A discussion regarding the basis for the boards of directors' approval of the investment management

 78                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.

PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.


CAPITAL APPRECIATION FUND Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Pannell joined Wellington Management as an investment professional in 1974.



Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since 1998.


CAPITAL APPRECIATION II FUND The fund has been managed by a team of Portfolio Managers since its inception in 2005. Each member of the team manages a portion of the fund. Decisions to vary the percentage of the fund's assets allocated to a sleeve will be made collectively by the team.

Value Opportunities



James H. Averill, PhD, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2005). Effective April 1, 2007, Mr. Averill will no longer be involved in portfolio management.



David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2005).


James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2005).


David W. Palmer, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since its inception (2005).


Growth Opportunities



Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1999. Mr. Carmen has been involved in portfolio management and securities analysis for the fund since its inception (2005).


Special Situations



Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since its inception (2005).


Global Equities


Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Capital Appreciation



Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1974. Mr. Pannell has been involved in portfolio management and securities analysis for the fund since its inception (2005).



DIVIDEND AND GROWTH FUND Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as co-manager of the fund from July, 2001 through September, 2001 and as portfolio manager of the fund since October, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.



EQUITY INCOME FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2003). Mr. Ryan joined Wellington Management as an investment professional in 1981.


THE HARTFORD MUTUAL FUNDS                                                     79

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

FLOATING RATE FUND Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management. Mr. Bacevich is a co-manager of the Floating Rate Fund and the lead member of the Fund's management team.


John Connor, Senior Vice President and Credit Research Analyst of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since its inception (2005). Mr. Connor joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Connor was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management. Mr. Connor is a co-manager of the Floating Rate Fund and reports to Mr. Bacevich, as well as assumes responsibility for investment decisions in Mr. Bacevich's absence.


GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.


Joseph H. Schwartz, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the medical technology sector.



Jean M. Hynes, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the pharmaceutical and biotechnology sectors.


Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the healthcare services sector.


Kirk J. Mayer, CFA, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the imaging, genomics and biotechnology sectors.


Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector.

GROWTH FUND Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.


John A. Boselli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Incorporated (1996-2002).



GROWTH OPPORTUNITIES FUND Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.



Mario E. Abularach, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006. Prior to joining Wellington Management, Mr. Abularach was a research analyst at JLF Asset Management (2000).



INFLATION PLUS FUND  The fund is managed by John Hendricks and Timothy Wilhide.



John Hendricks, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Hendricks joined Hartford Investment Management in 2005 as a fixed-income trader specializing in Treasury and agency securities. Mr. Hendricks is responsible for developing and implementing duration and yield curve strategies and is a member of the Investment Strategy Committee. Prior to joining Hartford Investment Management,


 80                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


Mr. Hendricks worked for Fidelity Capital Markets in Boston where his primary responsibility was proprietary trading strategies for the firm. Prior to Fidelity, Mr. Hendricks was a Vice President with State Street Bank in their Global Markets group. At State Street he was responsible for all risk trading activities related to Treasuries, agencies and mortgage-backed securities. Mr. Hendricks started his career in financial services as the senior government securities trader in the International Treasury Division of Bank of New England.


Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978.


INTERNATIONAL CAPITAL APPRECIATION FUND Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Offit joined Wellington Management as an investment professional in 1997.



Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).



Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the fund since March 2006. Prior to joining Wellington Management, Mr. Hudson was a portfolio manager and analyst at American Century Investment Management (2000-2005).



SMALL COMPANY FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.


Hartford Investment Management Company: Mark Waterhouse, Executive Vice President of Hartford Investment Management has served as portfolio manager of the fund since June 12, 2006. Mr. Waterhouse joined Hartford Investment Management in 2005. Prior to joining Hartford Investment Management, Mr. Waterhouse was partner and chief investment officer at Think Equity Capital (2003-2005) and a managing director at Moore Capital Management, LLC (2001-2003).


Wellington Management Company, LLP: Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.



Stephen C. Mortimer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Mortimer has been involved in portfolio management and securities analysis for the fund since March 2006.



Mario E. Abularach, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006. Prior to joining Wellington Management, Mr. Abularach was a research analyst at JLF Asset Management (2000).


SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.


Hartford Investment Management Company: Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since November 13, 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



Wellington Management Company, LLP: David J. Elliott, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April, 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.


Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2, 2001.

TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

THE HARTFORD MUTUAL FUNDS                                                     81

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Effective April 1, 2007, David Palmer and David Fassnacht manage a portion of the fund based upon industry sectors which may vary from time to time. James Moody will contribute investment ideas across all sectors. Allocations among various sectors are made collectively by the team.



James H. Averill, PhD, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2001). Effective April 1, 2007, Mr. Averill will no longer be involved in portfolio management.



David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2001).



James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2001).



David W. Palmer, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since 2003.



EQUITY GROWTH ALLOCATION FUND The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



GROWTH ALLOCATION FUND  The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



BALANCED ALLOCATION FUND  The fund is managed by Edward C. Caputo and Hugh
Whelan.



Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



CONSERVATIVE ALLOCATION FUND The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



INCOME ALLOCATION FUND The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as


 82                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.


THE HARTFORD MUTUAL FUNDS                                                     83

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

CLASS I SHARE INVESTOR REQUIREMENTS


Investors may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Funds, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program. These financial intermediaries may purchase Class I shares at net asset value without an annual distribution fee.

Ineligible investors who select Class I shares will be issued Class A shares. Class A shares are subject to a front-end sales charge and distribution fee.

CHOOSING A SHARE CLASS



The I share class has its own cost structure. The funds also offer Class A, Class B and Class C shares. Certain of the funds also offer Class L, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class. Your financial representative can help you decide. For actual past expenses of Class I shares, see the fund-by-fund information earlier in this prospectus.


DISTRIBUTION ARRANGEMENTS



Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.



ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors that are described below and in the funds' SAI. This additional compensation is not paid by you.



These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.



Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.



Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Other Compensation"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. Incurred payments of Other Compensation did not exceed $770,000 per


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                                                              ABOUT YOUR ACCOUNT
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Financial Intermediary for the calendar year ended December 31, 2006.



Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated bused on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.



For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $30.7 million in total Additional Payments, including Other Compensation (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries, of which approximately $13 million was incurred with respect to Edward D. Jones & Co., L.P.



As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation, to: A.G. Edwards & Sons, Inc., AIG Advisors Group, (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc., ), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc.,UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Serv ices, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp.,


THE HARTFORD MUTUAL FUNDS                                                     85
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and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of
The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.



In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.



ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to payments made in connection with the sale and distribution of the funds' shares (describe above) and administration and Rule 12b-1 fees paid by the funds, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below. This Servicing Compensation is not paid by you.



Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Currently, Fidelity (defined below) receives 0.35% of the average net assets attributable with respect to Class Y shares of the Hartford Growth Fund, the Hartford International Capital Appreciation Fund and the Hartford SmallCap Growth Fund. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.



The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250,000 in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.



As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; and T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.



Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are; ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company, CPI Qualified Plan Consultants, Inc.; SunGard Institutional Brokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.


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OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

   - $1,000 per fund.

   - subsequent investments: $50 per fund.


   Minimum investment amounts may be waived for certain present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as certain broker sponsored wrap-fee programs or at the transfer agent's discretion.


3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions, please contact your financial representative.

4. Make your initial investment selection. Your financial representative can initiate any purchase, exchange or sale of shares.


                    ADDRESS:                                              PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                                1-888-THE-STAG (843-7824)
                 P.O. BOX 64387
           MINNEAPOLIS, MN 55164-0387                         CONTACT YOUR FINANCIAL REPRESENTATIVE
                                                                 FOR INSTRUCTIONS AND ASSISTANCE.


THE HARTFORD MUTUAL FUNDS                                                     87
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BUYING, EXCHANGING AND SELLING SHARES
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BUYING SHARES



As previously indicated, you may purchase Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries and any other institutions having agreements with the Funds, whose use of Class I shares will depend on the structure of the particular advisory fee-based wrap program. Your initial investment must meet the minimum requirement of $1,000. See your financial representative for any questions regarding buying shares through the advisory fee-based wrap program.



In exchange for the services it offers, your financial intermediary may charge fees which are in addition to those described in this prospectus.


EXCHANGING SHARES


Class I shares may only be exchanged for Class I shares of any other fund by having your financial representative process your exchange request. Class I shares may not be exchanged for any other class. The registration for both accounts involved must be identical. You may be subject to tax liability as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.


If you own Class A, B, C, L, R3, R4, R5, or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.


SELLING SHARES



You may redeem your shares by having your financial representative process your redemption. Your financial representative will be responsible for furnishing all necessary documents to the funds and may charge you for this service.


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VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.


The funds (through certain Underlying Funds in the case of a fund of funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds in the case of a fund of funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds in the case of a fund of funds) may use fair value pricing include, among others: (i) the occurrence of events that that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds in the case of a fund of funds) uses a fair value pricing service approved by that fund's Board (or in the case of a fund of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds in the case of a fund of funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds in the case of a fund of funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds in the case of a fund of funds) were to sell the security at approximately the time at which that fund determines its NAV per share.



Debt securities (other than short-term obligations and floating rate loans) held by a fund (through certain Underlying Funds in the case of a fund of funds) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.


BUY AND SELL PRICES


When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after the request is received from

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TRANSACTION POLICIES

--------------------------------------------------------------------------------

your financial representative, if the order is in "good order" (has all required information).


In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.


Floating Rate Fund redemptions will be processed at the next NAV calculated after the request is received, if the order is in "good order", but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Floating Rate Fund.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES




The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.


If you or your financial representative intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.


Effective July 1, 2007, it is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of an Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate


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                                                            TRANSACTION POLICIES
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circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.



During calendar year 2007, new SEC rules become effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be better able to apply its frequent trading policies to omnibus accounts.


The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES


Shares are electronically recorded and therefore share certificates are not issued.

SMALL ACCOUNTS


If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds.

SALES IN ADVANCE OF PURCHASE PAYMENTS


When a request is placed to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you (or your financial representative) until the purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS


Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to

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--------------------------------------------------------------------------------

the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.


DIVIDENDS AND ACCOUNT POLICIES




You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to their policies.



DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Dividend and Growth Fund, Equity Income Fund, Balanced Allocation Fund and Conservative Allocation Fund are declared and paid quarterly. Dividends from the net investment income of the Income Allocation Fund are declared and paid monthly. Dividends from the net investment income of the Floating Rate Fund, Inflation Plus Fund and Total Return Bond Fund are declared daily and paid monthly. Dividends from the Floating Rate Fund, Inflation Plus Fund and Total Return Bond Fund are not paid on shares until the day following the date on which shares are issued. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.



Your financial representative will decide whether to elect to receive monthly/quarterly dividends in cash as part of the advisory fee-based wrap program. If you would like to receive cash dividends, you should speak with your financial representative.


TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund's ordinary income or short-term capital gains. Distributions paid from an Underlying Fund's long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund in the case of a fund of funds) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.


Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.


 92                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table for each fund is intended to help you understand the fund's financial performance since September 1, 2006 (commencement of operations). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended October 31, 2006 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.


                                      -- SELECTED PER-SHARE DATA(A) --
                       ---------------------------------------------------------------
                                                NET REALIZED
                       NET ASSET                    AND
                       VALUE AT       NET        UNREALIZED                 DIVIDENDS
                       BEGINNING   INVESTMENT   GAIN (LOSS)    TOTAL FROM    FROM NET
                          OF         INCOME          ON        INVESTMENT   INVESTMENT
                        PERIOD       (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                       ---------   ----------   ------------   ----------   ----------
THE HARTFORD CAPITAL
 APPRECIATION FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............   $37.53       $   --        $ 2.16        $ 2.16       $   --
THE HARTFORD CAPITAL
 APPRECIATION II FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............    12.51           --          0.63          0.63           --
THE HARTFORD DIVIDEND
 AND GROWTH FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006(h)
 Class I.............    20.48         0.03          1.03          1.06        (0.08)
THE HARTFORD EQUITY
 INCOME FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............    13.52         0.08          0.46          0.54        (0.07)
THE HARTFORD FLOATING
 RATE FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............    10.11         0.12            --          0.12        (0.12)
THE HARTFORD GLOBAL
 HEALTH FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............    17.34           --          0.52          0.52           --
THE HARTFORD GROWTH
 FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............    17.64           --          0.82          0.82           --
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............    27.95        (0.01)         1.40          1.39           --
THE HARTFORD
 INFLATION PLUS FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............    10.48         0.05         (0.05)           --        (0.04)
THE HARTFORD
 INTERNATIONAL
 CAPITAL APPRECIATION
 FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006(h)
 Class I.............    14.34        (0.02)         0.62          0.60           --
THE HARTFORD SMALL
 COMPANY FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............    20.70        (0.01)         0.90          0.89           --
THE HARTFORD SMALLCAP
 GROWTH FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............    28.90        (0.01)         2.44          2.43           --
THE HARTFORD TOTAL
 RETURN BOND FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............    10.51         0.08          0.09          0.17        (0.08)
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006(h)
 Class I.............    17.12         0.01          1.14          1.15           --
THE HARTFORD EQUITY
 GROWTH ALLOCATION
 FUND(G)
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............    12.59        (0.01)         0.64          0.63           --
THE HARTFORD GROWTH
 ALLOCATION FUND(G)
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............    12.16        (0.01)         0.52          0.51           --
THE HARTFORD BALANCED
 ALLOCATION FUND(G)
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............    11.66         0.05          0.34          0.39        (0.05)
THE HARTFORD
 CONSERVATIVE
 ALLOCATION FUND(G)
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............    10.94         0.07          0.22          0.29        (0.07)
THE HARTFORD INCOME
 ALLOCATION FUND(G)
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............     9.84         0.06          0.05          0.11        (0.06)

                                           -- SELECTED PER-SHARE DATA(A) --                       -- RATIOS AND SUPPLEMENTAL DATA --
                       ------------------------------------------------------------------------   ---------

                       DISTRIBUTIONS                                       NET
                           FROM                                          INCREASE     NET ASSET
                         REALIZED                                       (DECREASE)    VALUE AT
                          CAPITAL      DISTRIBUTIONS       TOTAL       IN NET ASSET      END        TOTAL
                           GAINS       FROM CAPITAL    DISTRIBUTIONS      VALUE        PERIOD     RETURN(B)
                       -------------   -------------   -------------   ------------   ---------   ---------
THE HARTFORD CAPITAL
 APPRECIATION FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............      $  --           $  --          $   --          $ 2.16       $39.69       5.76%(f)
THE HARTFORD CAPITAL
 APPRECIATION II FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............         --              --              --            0.63        13.14       5.04(f)
THE HARTFORD DIVIDEND
 AND GROWTH FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006(h)
 Class I.............         --              --           (0.08)           0.98        21.46       5.20(f)
THE HARTFORD EQUITY
 INCOME FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............         --              --           (0.07)           0.47        13.99       4.05(f)
THE HARTFORD FLOATING
 RATE FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............         --              --           (0.12)             --        10.11       1.21(f)
THE HARTFORD GLOBAL
 HEALTH FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............         --              --              --            0.52        17.86       3.00(f)
THE HARTFORD GROWTH
 FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............         --              --              --            0.82        18.46       4.65(f)
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............         --              --              --            1.39        29.34       4.97(f)
THE HARTFORD
 INFLATION PLUS FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............         --              --           (0.04)          (0.04)       10.44       0.04(f)
THE HARTFORD
 INTERNATIONAL
 CAPITAL APPRECIATION
 FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006(h)
 Class I.............         --              --              --            0.60        14.94       4.18(f)
THE HARTFORD SMALL
 COMPANY FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............         --              --              --            0.89        21.59       4.30(f)
THE HARTFORD SMALLCAP
 GROWTH FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............         --              --              --            2.43        31.33       8.41(f)
THE HARTFORD TOTAL
 RETURN BOND FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............         --              --           (0.08)           0.09        10.60       1.58(f)
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006(h)
 Class I.............         --              --              --            1.15        18.27       6.72(f)
THE HARTFORD EQUITY
 GROWTH ALLOCATION
 FUND(G)
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............         --              --              --            0.63        13.22       5.00(f)
THE HARTFORD GROWTH
 ALLOCATION FUND(G)
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............         --              --              --            0.51        12.67       4.19(f)
THE HARTFORD BALANCED
 ALLOCATION FUND(G)
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............         --              --           (0.05)           0.34        12.00       3.35(f)
THE HARTFORD
 CONSERVATIVE
 ALLOCATION FUND(G)
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............         --              --           (0.07)           0.22        11.16       2.69(f)
THE HARTFORD INCOME
 ALLOCATION FUND(G)
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............         --              --           (0.06)           0.05         9.89       1.17(f)

                                         -- RATIOS AND SUPPLEMENTAL DATA --
                       ---------------------------------------------------------------------------
                                                                             RATIO OF
                                    RATIO OF EXPENSES   RATIO OF EXPENSES      NET
                       NET ASSETS    TO AVERAGE NET      TO AVERAGE NET     INVESTMENT
                       AT END OF      ASSETS BEFORE       ASSETS AFTER      INCOME TO    PORTFOLIO
                         PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                        (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                       ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD CAPITAL
 APPRECIATION FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............   $ 5,193            0.88%(e)            0.88%(e)         0.17%(e)     74%
THE HARTFORD CAPITAL
 APPRECIATION II FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............     3,316            1.46(e)             0.80(e)          0.45(e)     113
THE HARTFORD DIVIDEND
 AND GROWTH FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006(h)
 Class I.............        11            1.08(e)             0.98(e)          0.59(e)      29
THE HARTFORD EQUITY
 INCOME FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............       106            1.37(e)             0.80(e)          1.32(e)      24
THE HARTFORD FLOATING
 RATE FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............    61,805            0.74(e)             0.43(e)          7.99(e)      33
THE HARTFORD GLOBAL
 HEALTH FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............       785            1.26(e)             1.15(e)         (0.20)(e)     30
THE HARTFORD GROWTH
 FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............     1,961            0.96(e)             0.96(e)         (0.52)(e)     92
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............        74            1.15(e)             1.11(e)         (0.43)(e)    131
THE HARTFORD
 INFLATION PLUS FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............        18            0.98(e)             0.70(e)          4.43(e)     193
THE HARTFORD
 INTERNATIONAL
 CAPITAL APPRECIATION
 FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006(h)
 Class I.............        10            1.53(e)             1.35(e)         (0.49)(e)    165
THE HARTFORD SMALL
 COMPANY FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............        69            1.38(e)             1.15(e)         (0.58)(e)    170
THE HARTFORD SMALLCAP
 GROWTH FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............       239            1.28(e)             1.15(e)         (0.43)(e)     86
THE HARTFORD TOTAL
 RETURN BOND FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............        38            1.01(e)             0.91(e)          4.78(e)     347
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006(h)
 Class I.............        12            1.38(e)             1.15(e)          0.12(e)      57
THE HARTFORD EQUITY
 GROWTH ALLOCATION
 FUND(G)
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............        11            0.71(e)             0.48(e)         (0.45)(e)     14
THE HARTFORD GROWTH
 ALLOCATION FUND(G)
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............        10            0.66(e)             0.42(e)          0.16(e)      13
THE HARTFORD BALANCED
 ALLOCATION FUND(G)
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............       353            0.39(e)             0.39(e)          1.47(e)      15
THE HARTFORD
 CONSERVATIVE
 ALLOCATION FUND(G)
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............        10            0.72(e)             0.41(e)          2.07(e)      29
THE HARTFORD INCOME
 ALLOCATION FUND(G)
 From (commencement
  of operations)
  September 1, 2006,
  through October 31,
  2006
 Class I.............        10            0.90(e)             0.37(e)          4.27(e)      38


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 94.

(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.

THE HARTFORD MUTUAL FUNDS                                                     93

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:


                                                                    FROM
                                                               (COMMENCEMENT
                                                               OF OPERATIONS)
                                                              AUGUST 31, 2006
                                                                  THROUGH
                            FUND                              OCTOBER 31, 2006
                            ----                              ----------------
CAPITAL APPRECIATION FUND
Class I Shares                                                      0.88%
CAPITAL APPRECIATION II FUND
Class I Shares                                                      0.80%
DIVIDEND AND GROWTH FUND
Class I Shares                                                      0.98%
EQUITY INCOME FUND
Class I Shares                                                      0.80%
FLOATING RATE FUND
Class I Shares                                                      0.43%
GLOBAL HEALTH FUND
Class I Shares                                                      1.14%
GROWTH FUND
Class I Shares                                                      0.89%
GROWTH OPPORTUNITIES FUND
Class I Shares                                                      1.11%
INFLATION PLUS FUND
Class I Shares                                                      0.70%
INTERNATIONAL CAPITAL APPRECIATION FUND
Class I Shares                                                      1.35%
SMALL COMPANY FUND
Class I Shares                                                      1.08%
SMALLCAP GROWTH FUND
Class I Shares                                                      1.15%
TOTAL RETURN BOND FUND
Class I Shares                                                      0.91%
VALUE OPPORTUNITIES FUND
Class I Shares                                                      1.15%
EQUITY GROWTH ALLOCATION FUND
Class I Shares                                                      0.48%
GROWTH ALLOCATION FUND
Class I Shares                                                      0.42%
BALANCED ALLOCATION FUND
Class I Shares                                                      0.39%
CONSERVATIVE ALLOCATION FUND
Class I Shares                                                      0.41%
INCOME ALLOCATION FUND
Class I Shares                                                      0.37%





 94                                                    THE HARTFORD MUTUAL FUNDS

                                              FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------

                                 CLASS I SHARES


                                                              FUND      CUSIP
NAME                                                          CODE     NUMBER      SYMBOL
----                                                          ----   -----------   ------
The Hartford Capital Appreciation Fund                        1303   416649-30-9   ITHIX
The Hartford Capital Appreciation II Fund                     1304   416649-40-8   HCTIX
The Hartford Dividend and Growth Fund                         1306   416649-60-6   HDGIX
The Hartford Equity Income Fund                               1307   416649-70-5   HQIIX
The Hartford Floating Rate Fund                               1308   416649-80-4   HFLIX
The Hartford Global Health Fund                               1309   416649-88-7   HGHIX
The Hartford Growth Fund                                      1310   416641-10-8   HGWJX
The Hartford Growth Opportunities Fund                        1312   416641-20-7   HGOIX
The Hartford Inflation Plus Fund                              1314   416649-85-3   HIPIX
The Hartford International Capital Appreciation Fund          1315   416649-84-6   HNCJX
The Hartford Small Company Fund                               1317   416649-83-8   IHSIX
The Hartford SmallCap Growth Fund                             1316   416641-30-6   HSLIX
The Hartford Total Return Bond Fund                           1318   416649-82-0   ITBIX
The Hartford Value Opportunities Fund                         1319   416641-40-5   HVOIX
The Hartford Equity Growth Allocation Fund                    1301   416649-10-1   HAAIX
The Hartford Growth Allocation Fund                           1311   416649-87-9   HRAIX
The Hartford Balanced Allocation Fund                         1302   416649-20-0   HBAIX
The Hartford Conservative Allocation Fund                     1305   416649-50-7   HCVIX
The Hartford Income Allocation Fund                           1313   416649-86-1   HINIX


THE HARTFORD MUTUAL FUNDS                                                     95

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:


The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:


1-888-843-7824

ON THE INTERNET:


www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:


at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:


Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:


Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                               CLASS L SHARES

                               PROSPECTUS

                               MARCH 1, 2007


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND                   THE HARTFORD GROWTH FUND
EXCHANGE COMMISSION HAS NOT APPROVED OR                        THE HARTFORD GROWTH OPPORTUNITIES FUND
DISAPPROVED THESE SECURITIES OR PASSED UPON THE                THE HARTFORD SMALLCAP GROWTH FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION                THE HARTFORD TAX-FREE MINNESOTA FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.                         THE HARTFORD TAX-FREE NATIONAL FUND
                                                               THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                                                               THE HARTFORD VALUE OPPORTUNITIES FUND

                               THE HARTFORD MUTUAL FUNDS
                               P.O. BOX 64387
                               ST. PAUL, MN 55164-0387

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS
--------------------------------------------------------------------------------


Introduction                              Introduction                                                           2

A summary of each fund's                  The Hartford Growth Fund                                               3
goals, principal strategies,              The Hartford Growth Opportunities Fund                                 6
main risks, performance and               The Hartford SmallCap Growth Fund                                      9
expenses                                  The Hartford Tax-Free Minnesota Fund                                  13
                                          The Hartford Tax-Free National Fund                                   16
                                          The Hartford U.S. Government Securities Fund                          19
                                          The Hartford Value Opportunities Fund                                 22

Description of other                      Investment strategies and investment matters                          25
investment strategies and                 Terms used in this Prospectus                                         27
investment risks

Investment manager and                    Management of the funds                                               29
management fee information

Information on your account               About your account                                                    33
                                          Share classes                                                         33
                                          How sales charges are calculated                                      34
                                          Sales charge reductions and waivers                                   35
                                          Adding to an account                                                  39
                                          Buying shares                                                         40
                                          Selling shares                                                        42
                                          Transaction policies                                                  45
                                          Dividends and account policies                                        48
                                          Additional investor services                                          49

Further information on the                Financial Highlights                                                  51
funds
                                          Fund code, CUSIP number and symbol                                    55
                                          For more information                                          back cover


THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------


Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class L shares of Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund, as applicable. Each of the funds also offers Class A, Class B and Class C shares pursuant to a separate prospectus describing these classes. Each of the funds also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class. Each of the funds, except the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund also offers Class R3, Class R4 and Class R5 shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes. Each of the funds except the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the Funds, pursuant to a separate prospectus describing that class.


Each fund is a diversified fund. All of the funds are series of The Hartford Mutual Funds II, Inc.

Information on each fund, including risk factors for investing in the funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HIFSCO, Wellington Management and Hartford Investment Management is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS II, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.

 2                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business management, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management utilizes what is sometimes referred to as a "bottom -up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                      3

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 40%
  30
  20
  10
               23.80%   29.63%   34.67%                              32.97%   12.14%   4.42%    4.51%
   0
 -10
                                          -4.95%  -14.60%  -24.65%
 -20
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was -19.01% (3rd quarter, 2001).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                           1 YEAR     5 YEARS    10 YEARS
   Class L Return Before Taxes              -0.45%      3.15%      7.43%
   Class L Return After Taxes on
   Distributions                            -1.49%      2.94%      5.44%
   Class L Return After Taxes on
   Distributions and Sale of Fund Shares     1.03%      2.69%      5.68%
   Russell 1000 Growth Index (reflects
   no deduction for fees, expenses or
   taxes)                                    9.07%      2.69%      5.44%


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

 4                                                     THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS L
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        4.75%
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)
   Exchange fees                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.73%
   Distribution and service (12b-1) fees        0.25%
   Other expenses                               0.07%
   Total annual operating expenses(2)           1.05%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class L shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.45%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                       CLASS L
   Year 1                                        $  577
   Year 3                                        $  793
   Year 5                                        $1,027
   Year 10                                       $1,697


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                    CLASS L
   Year 1                                        $  577
   Year 3                                        $  793
   Year 5                                        $1,027
   Year 10                                       $1,697


THE HARTFORD MUTUAL FUNDS                                                      5

THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 6                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 60%
  50
  40
  30
  20
  10
               13.74%   18.97%   53.67%   3.47%                      44.11%   16.62%   15.90%   11.57%
   0
 -10
                                                  -24.11%  -28.30%
 -20
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was -23.93% (1st quarter, 2001).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR   5 YEARS   10 YEARS
   Class L Return Before Taxes                 6.27%     8.21%     9.25%
   Class L Return After Taxes on
   Distributions                               4.71%     7.67%     6.93%
   Class L Return After Taxes on
   Distributions and Sale of Fund Shares       5.05%     7.00%     7.02%
   Russell 3000 Growth Index (reflects no
   deduction for fees, expenses or taxes)      9.46%     3.02%     5.34%


INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                      7

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS L
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                       4.75%
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                 None(1)
   Exchange fees                                None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                             0.74%
   Distribution and service (12b-1) fees       0.25%
   Other expenses                              0.08%
   Total annual operating expenses(2)          1.07%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class L shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.45%. This policy may be discontinued any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                       CLASS L
   Year 1                                        $  579
   Year 3                                        $  799
   Year 5                                        $1,037
   Year 10                                       $1,719


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                    CLASS L
   Year 1                                        $  579
   Year 3                                        $  799
   Year 5                                        $1,037
   Year 10                                       $1,719


 8                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $39 million and $4 billion. The fund's portfolio is diversified by industry and company. Though normally not implemented, the fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.


In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fund managed by Wellington Management, invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.



Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.


--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment. If a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates,

THE HARTFORD MUTUAL FUNDS                                                      9

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.



The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

 10                                                    THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance for periods prior to the addition of Hartford Investment Management as sub-adviser to the fund. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


Hartford Investment Management became a sub-adviser effective November 2006. Performance information represents performance of previous sub-advisers.


CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

--------------------------------------------------------------------------------

 125%
 100
  75
  50
  25
               1.52%    19.85%  111.43%                              49.47%   15.20%   9.95%    5.67%
   0
 -25
                                         -13.95%  -21.97%  -29.17%
 -50

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was -29.49% (3rd quarter, 2001).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR    5 YEARS    10 YEARS
   Class L Return Before Taxes                  0.65%     6.18%      8.83%
   Class L Return After Taxes on
   Distributions                                0.65%     6.18%      6.17%
   Class L Return After Taxes on
   Distributions and Sale of Fund Shares        0.42%     5.34%      6.20%
   Russell 2000 Growth Index (reflects no
   deduction for fees, expenses or taxes)      13.35%     6.93%      4.88%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     11

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS L
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                4.75%
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.80%
   Distribution and service (12b-1) fees                       0.25%
   Other expenses                                              0.10%
   Total annual operating expenses(2)                          1.15%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class L shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.25%. This policy may be discontinued any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS L
   Year 1                                      $  587
   Year 3                                      $  823
   Year 5                                      $1,078
   Year 10                                     $1,806


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS L
   Year 1                                      $  587
   Year 3                                      $  823
   Year 5                                      $1,078
   Year 10                                     $1,806


 12                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------


THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.


INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.


The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from 5 to 30 years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

THE HARTFORD MUTUAL FUNDS                                                     13

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS L TOTAL RETURNS


BY CALENDAR YEAR(1)

(EXCLUDES SALES CHARGES)



--------------------------------------------------------------------------------

 25%
  20
  15
  10
   5
               7.53%    5.44%             10.20%   3.44%    8.54%    4.91%    4.38%    2.58%    4.51%
   0
  -5
                                 -2.81%
 -10
 -15

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 During the period shown in the bar chart, the highest quarterly return was 4.51% (4th quarter, 2000) and the lowest quarterly return was -2.44% (2nd quarter, 2004).

--------------------------------------------------------------------------------


(1) Effective February 12, 2007, all issued Class E shares were reclassified as Class Y shares, and the Fund no longer offers Class E shares.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR     5 YEARS    10 YEARS
   Class L Return Before Taxes                  -0.20%    4.00%       4.33%
   Class L Return After Taxes on
   Distributions                                -0.29%    3.88%       4.22%
   Class L Return After Taxes on
   Distributions and Sale of Fund Shares         1.31%    3.96%       4.27%
   Lehman Brothers Municipal Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                     4.85%    5.54%       5.76%


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

 14                                                    THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                CLASS L
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 4.50%
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None(1)
   Exchange fees                                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                           0.72%
   Distribution and service (12b-1) fees                        0.25%
   Other expenses                                               0.14%
   Acquired Fund fees and expenses                              0.02%
   Total annual operating expenses(2)(3)                        1.13%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.57% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class L shares of the fund are 0.98%.



(3) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class L shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, to 1.00%. In addition, HIFSCO has voluntarily agreed to limit the total operating expenses of the Class L shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.90%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                       CLASS L
   Year 1                                        $  560
   Year 3                                        $  793
   Year 5                                        $1,044
   Year 10                                       $1,763


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                    CLASS L
   Year 1                                        $  560
   Year 3                                        $  793
   Year 5                                        $1,044
   Year 10                                       $1,763


THE HARTFORD MUTUAL FUNDS                                                     15

THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.


The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from 5 to 30 years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

 16                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS L TOTAL RETURNS


BY CALENDAR YEAR(1)

(EXCLUDES SALES CHARGES)



--------------------------------------------------------------------------------

 25%
  20
  15
  10
   5
               8.50%    4.92%             11.28%   3.23%    9.69%    4.75%    5.23%    4.03%    5.73%
   0
  -5
                                 -3.79%
 -10
 -15

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 During the period shown in the bar chart, the highest quarterly return was 5.10% (3rd quarter, 2002) and the lowest quarterly return was -2.57% (2nd quarter, 2004).

--------------------------------------------------------------------------------


(1) Effective February 12, 2007, all issued Class E shares were reclassified as Class Y shares, and the Fund no longer offers Class E shares.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR    5 YEARS    10 YEARS
   Class L Return Before Taxes                 0.97%     4.89%       4.79%
   Class L Return After Taxes on
   Distributions                               0.93%     4.71%       4.65%
   Class L Return After Taxes on
   Distributions and Sale of Fund Shares       2.07%     4.70%       4.65%
   Lehman Brothers Municipal Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                   4.85%     5.54%       5.76%


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     17

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS L
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                               4.50%
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)   None(1)
   Exchange fees                                               None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                         0.74%
   Distribution and service (12b-1) fees                      0.25%
   Other expenses                                             0.15%
   Acquired Fund fees and expenses                            0.02%
   Total annual operating expenses(2)(3)                      1.16%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.59% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class L shares of the fund is 1.01%.



(3) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class L shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, to 1.00%. In addition, HIFSCO has voluntarily agreed to limit the total operating expenses of the Class L shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.90%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS L
   Year 1                                      $  563
   Year 3                                      $  802
   Year 5                                      $1,060
   Year 10                                     $1,796


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS L
   Year 1                                      $  563
   Year 3                                      $  802
   Year 5                                      $1,060
   Year 10                                     $1,796


 18                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


THE HARTFORD MUTUAL FUNDS                                                     19

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the total return for the fund's Class L shares has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.


The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS L TOTAL RETURNS


BY CALENDAR YEAR(1)

(EXCLUDES SALES CHARGES)



--------------------------------------------------------------------------------


 15%
  10
   5
               8.57%    8.24%             11.20%   7.22%    10.83%   1.05%    3.37%    1.86%    3.11%
   0
  -5
                                 -2.25%

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 5.19% (3rd quarter, 2001) and the lowest quarterly return was -2.37% (2nd quarter, 2004).

--------------------------------------------------------------------------------


(1) Effective February 12, 2007, all issued Class E shares were reclassified as Class Y shares, and the Fund no longer offers Class E shares.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                               1 YEAR   5 YEARS   10 YEARS
   Class L Return Before Taxes                 -1.53%    3.03%     4.74%
   Class L Return After Taxes on
   Distributions                               -3.13%    1.45%     2.82%
   Class L Return After Taxes on
   Distributions and Sale of Fund Shares       -1.02%    1.65%     2.86%
   Lehman Brothers U.S. Government Index
   (reflects no deduction for fees, expenses
   or taxes)                                    3.47%    4.64%     6.01%


INDEX: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. You cannot invest directly in an index.

 20                                                    THE HARTFORD MUTUAL FUNDS

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS L
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                4.50%
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None(1)
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(2)                                          0.56%
   Distribution and service (12b-1) fees                       0.25%
   Other expenses                                              0.11%
   Total annual operating expenses(2)(3)                       0.92%

(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.72% to 0.56%.


(3) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class L shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS L
   Year 1                                      $  540
   Year 3                                      $  730
   Year 5                                      $  936
   Year 10                                     $1,530


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS L
   Year 1                                      $  540
   Year 3                                      $  730
   Year 5                                      $  936
   Year 10                                     $1,530


THE HARTFORD MUTUAL FUNDS                                                     21

THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, the issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's, opinion have the most compelling blend of the following attributes:


     -  high fundamental investment value,

     -  a strong management team, and

     -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

 22                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS L TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 50%
  40
  30
  20
  10
               24.81%   8.38%    8.84%    18.84%                     40.85%   17.98%   7.57%    17.97%
   0
 -10
                                                   -3.99%  -24.57%
 -20
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 21.74% (2nd quarter, 2003) and the lowest quarterly return was -18.38% (3rd quarter, 2001).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                    1 YEAR   5 YEARS   10 YEARS
   Class L Return Before Taxes                      12.37%    8.37%      9.64%
   Class L Return After Taxes on Distributions      10.22%    7.81%      7.94%
   Class L Return After Taxes on Distributions and
   Sale of Fund Shares                               9.34%    7.07%      7.50%
   Russell 3000 Value Index (reflects no deduction
   for fees, expenses or taxes)                     22.34%   11.20%     11.11%
   Russell 1000 Value Index (reflects no deduction
   for fees, expenses or taxes)                     22.25%   10.86%     11.00%


INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     23

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS L
                                               -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                        4.75%
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None(1)
   Exchange fees                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.87%
   Distribution and service (12b-1) fees        0.25%
   Other expenses                               0.11%
   Total annual operating expenses(2)           1.23%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class L shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."


(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class L shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.45%. This policy may be discontinued any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS L
   Year 1                                      $  594
   Year 3                                      $  847
   Year 5                                      $1,119
   Year 10                                     $1,893


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS L
   Year 1                                      $  594
   Year 3                                      $  847
   Year 5                                      $1,119
   Year 10                                     $1,893


 24                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, in which all funds, except for Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, may invest as part of their principal investment strategy, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, in which the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund may invest as part of their principal strategy, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective. For Tax-Free Minnesota Fund and Tax-Free National Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES


Although it is not a principal investment strategy, each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the Tax-Free Minnesota Fund and Tax-Free National Fund to earn income that is taxable when distributed to shareholders.

FOREIGN INVESTMENTS


The funds, other than the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, may invest in securities of foreign issuers and non-dollar securities as part of their principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or

THE HARTFORD MUTUAL FUNDS                                                     25

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS

Each fund, except Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES


Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Growth Fund may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES


Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts (HOLDRs), but not as part of its principal

 26                                                    THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


Growth Opportunities Fund, SmallCap Growth Fund and U.S. Government Securities Fund are expected to have relatively high portfolio turnover. The other funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for the Tax-Free Funds, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign

THE HARTFORD MUTUAL FUNDS                                                     27

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities: Securities denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES



SmallCap Growth Fund and U.S. Government Securities Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


Tax-Free Minnesota Fund and Tax-Free National Fund each also has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free Minnesota Fund, the income tax of Minnesota. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free Minnesota Fund and Tax-Free National Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS



The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.


 28                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER



Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $377.6 billion in assets as of December 31, 2006. At the same time, HIFSCO had over $41.9 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS



There continues to be federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing.



To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of any of these matters or the initiation of any formal action by these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.



On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office, the Connecticut Attorney General's Office and other regulatory agencies in the remaining matters.



In addition, the funds have been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in the funds and "derivative claims" on behalf of the funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. On January 30,


THE HARTFORD MUTUAL FUNDS                                                     29

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


2007, the plaintiffs moved for leave to file a second amended complaint. The proposed second amended complaint would eliminate the previously asserted claims against the funds' directors, the derivative claims and the state law claims. As of February 16, 2007, the court has not ruled on plaintiffs' motions. This litigation is not expected to result in a material adverse effect on the funds.

THE INVESTMENT SUB-ADVISERS



Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority over approximately $575 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2006, Hartford Investment Management subsidiary had investment management authority over approximately $131.2 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $100 million                         1.00%
Next $150 million                          0.80%
Amount Over $250 million                   0.70%

TAX-FREE NATIONAL FUND(1)

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $50 million                          0.80%
Next $4.95 billion                         0.70%
Next $5 billion                            0.68%
Amount Over $10 billion                    0.67%

(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.

TAX-FREE MINNESOTA FUND(2)

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $50 million                          0.72%
Next $4.95 billion                         0.70%
Next $5 billion                            0.68%
Amount Over $10 billion                    0.67%

(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.

U.S. GOVERNMENT SECURITIES FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $50 million                          0.60%
Next $450 million                          0.55%
Next $4.5 billion                          0.50%
Next $5 billion                            0.48%
Amount Over $10 billion                    0.47%

For each fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:


FUND NAME                                         10/31/2006
---------                                         ----------
The Hartford Growth Fund                            0.73%
The Hartford Growth Opportunities Fund              0.74%
The Hartford SmallCap Growth Fund                   0.80%
The Hartford Tax-Free Minnesota Fund                0.72%
The Hartford Tax-Free National Fund                 0.74%
The Hartford U.S. Government Securities Fund        0.72%
The Hartford Value Opportunities Fund               0.87%


 30                                                    THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

A discussion regarding the basis for the board of directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.

PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

GROWTH FUND Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.


John A. Boselli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Incorporated (1996-2002).



GROWTH OPPORTUNITIES FUND Mario E. Abularach, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006. Prior to joining Wellington Management, Mr. Abularach was a research analyst at JLF Asset Management (2000).



Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.


SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.


Hartford Investment Management Company: Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since November 13, 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



Wellington Management Company, LLP: David J. Elliott, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.


Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2, 2001.


TAX-FREE MINNESOTA FUND The Fund is managed by Christopher Bade and Charles Grande.



Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.



Charles Grande, Executive Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.



TAX-FREE NATIONAL FUND  The fund is managed by Christopher Bade and Charles
Grande.



Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.



Charles Grande, Executive Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the


THE HARTFORD MUTUAL FUNDS                                                     31

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

U.S. GOVERNMENT SECURITIES FUND The fund is managed by Christopher Hanlon, with Russell M. Regenauer as assistant portfolio manager.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.


Russell M. Regenauer, Senior Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985.



VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Effective April 1, 2007, David Palmer and David Fassnacht manage a portion of the fund based upon industry sectors which may vary from time to time. James Mordy will contribute investment ideas across all sectors. Allocations among various sectors are made collectively by the team.



James H. Averill, PhD, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2001). Effective April 1, 2007, Mr. Averill will no longer be involved in portfolio management.



David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2001).



James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2001).



David W. Palmer, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since 2003.


 32                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

SHARE CLASSES



YOU MAY INVEST IN THE CLASS L SHARES OF A FUND ONLY IF YOU WERE A SHAREHOLDER OF THAT PARTICULAR FUND AND SHARE CLASS ON FEBRUARY 15, 2002 OR WERE A SHAREHOLDER OF CLASS H, M OR N OF A PARTICULAR FUND WHICH SUBSEQUENTLY BECAME CLASS L OF THE SAME FUND DUE TO THE SHARE CLASS CONSOLIDATION WHICH OCCURRED ON FEBRUARY 12, 2007, AND ONLY SO LONG AS YOU REMAIN INVESTED IN CLASS L OF THAT FUND.


Class L has its own cost structure. For actual past expenses of the share class, see the fund-by-fund information earlier in this prospectus.

Class L has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS L


- Front-end sales charges, as described under the heading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25% for each fund.

DISTRIBUTION ARRANGEMENTS



Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to an Underwriting Agreement initially approved by the Board of Directors of The Hartford Mutual Funds II, Inc. (the "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the Company, including a majority of the directors who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of a fund. HIFSCO is not obligated to sell any specific amount of shares of any fund.


DISTRIBUTION PLANS


The Company, on behalf of the funds, has adopted a separate distribution plan (the "Plan") for the Class L shares of each fund, as applicable, pursuant to appropriate resolutions of the Company's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset-based sales charges.

CLASS L PLAN Pursuant to the Class L Plan, a fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class L shares, calculated and payable monthly at an annual rate of 0.25% of the fund's average daily net assets attributable to Class L shares. The entire fee will be used for distribution-related expenses.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.


In accordance with the terms of the Plans, HIFSCO provides to each fund, for review by the Company's Board of Directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the board of directors' quarterly review of the


THE HARTFORD MUTUAL FUNDS                                                     33

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Plans, they review the level of compensation the Plans provide.


The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Directors identified and considered a number of potential benefits which the Plans may provide including the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets through redemption activity, the ability to sell shares of the funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The Board of Directors of the Company believes that there is a reasonable likelihood that the Plans will benefit each applicable fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Board of Directors in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the fund affected thereby, and material amendments to the Plans must also be approved by the Board of Directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Board of Directors who are not interested persons of the funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the fund affected thereby. A Plan will automatically terminate in the event of its assignment.


HOW SALES CHARGES ARE CALCULATED


CLASS L sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.


THE HARTFORD GROWTH FUND, THE HARTFORD GROWTH OPPORTUNITIES FUND, THE HARTFORD SMALLCAP GROWTH FUND AND THE HARTFORD VALUE OPPORTUNITIES FUND


                                                    DEALER
                       AS A % OF     AS A %     COMMISSION AS
                       OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT          PRICE     INVESTMENT   OFFERING PRICE
Less than $100,000       4.75%       4.99%          4.00%
$100,000 -- $249,999     3.50%       3.63%          3.00%
$250,000 -- $499,999     2.50%       2.56%          2.25%
$500,000 -- $999,999     2.00%       2.04%          1.75%
$1 million or
  more(1)............       0%          0%             0%


THE HARTFORD TAX-FREE MINNESOTA FUND, THE HARTFORD TAX-FREE NATIONAL FUND AND THE HARTFORD U.S. GOVERNMENT SECURITIES FUND


                                                    DEALER
                       AS A % OF     AS A %     COMMISSION AS
                       OFFERING      OF NET     PERCENTAGE OF
YOUR INVESTMENT          PRICE     INVESTMENT   OFFERING PRICE
Less than $100,000       4.50%       4.71%          4.00%
$100,000 -- $249,999     3.50%       3.63%          3.00%
$250,000 -- $499,999     2.50%       2.56%          2.25%
$500,000 -- $999,999     2.00%       2.04%          1.75%
$1 million or more(1)       0%          0%             0%

(1) Investments of $1 million or more in Class L shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. This commission schedule may also apply to certain sales of Class L shares made to investors who qualify under any of the last four categories listed under "Waivers for Certain Investors".


Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares through that broker. This transaction fee is separate from any sales charge that the funds may apply.


 34                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS


REDUCING YOUR CLASS L SALES CHARGES There are several ways you can combine multiple purchases of Class L shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying purchase.

The first three ways can be combined in any manner:

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (including The Hartford Money Market Fund, which, like the other Hartford Mutual Funds not discussed herein, is offered through a separate prospectus) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A and Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A and Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A and Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

- COMBINATION PRIVILEGE -- lets you combine Class L shares of multiple funds for purposes of calculating the sales charge.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each

THE HARTFORD MUTUAL FUNDS                                                     35

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

share class will generally be waived in the following cases:

- because of shareholder death or disability,

- because of the death or disability of the grantor of a living trust,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plan,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

     (6) after separation from service.

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund offered in this prospectus (provided that an active account already exists in that fund and class) within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class L shares of a fund may be offered without front-end sales charges to the following individuals and institutions that owned Class L shares of the fund on February 15, 2002:


- selling brokers dealers and their employees and sales representatives,


- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, Wellington Management, the transfer agent, and their affiliates,

- participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more (1% CDSC applies if redeemed within 18 months),

- participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator,

- one or more members of a group (including spouses and dependent children) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- as described further in the SAI, certain other individuals who owned shares of the funds as of February 15, 2002.

The above individuals and institutions remain eligible for the waiver of the front-end sales charge on Class L shares of a particular fund only for as long as they remain invested in the particular fund and class.

The 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.


The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.



ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors that are described below and in the funds' SAI. This additional compensation is not paid by you.



These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.



Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.



Apart from the Additional Payments, additional compensation arrangements may take the form of,


 36                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Other Compensation"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. Incurred payments of Other Compensation did not exceed $770,000 per Financial Intermediary for the calendar year ended December 31, 2006.



Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.



For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $30.7 million in total Additional Payments, including Other Compensation (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries, of which approximately $13 million was incurred with respect to Edward D. Jones & Co., L.P.



As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation, to: A.G. Edwards & Sons, Inc., AIG Advisors Group (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc., ), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond


THE HARTFORD MUTUAL FUNDS                                                     37

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc.,UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.



In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.



ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to payments made in connection with the sale and distribution of the funds' shares (describe above) and administration and Rule 12b-1 fees paid by the funds, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below. This Servicing Compensation is not paid by you.



Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Currently, Fidelity (defined below) receives 0.35% of the average net assets attributable with respect to the Class Y shares of The Hartford Growth Fund, The Hartford International Capital Appreciation Fund and The Hartford SmallCap Growth Fund. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.



The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250,000 in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.



As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; and T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.



Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1,2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.


 38                                                    THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

ADDING TO AN ACCOUNT



YOU MAY MAKE ADDITIONAL INVESTMENTS (MINIMUM $50 PER FUND) IN THE CLASS L SHARES OF A FUND ONLY IF YOU WERE A SHAREHOLDER OF THAT PARTICULAR FUND AND SHARE CLASS ON FEBRUARY 15, 2002 OR WERE A SHAREHOLDER OF CLASS H, M OR N OF A PARTICULAR FUND WHICH SUBSEQUENTLY BECAME CLASS L OF THE SAME FUND DUE TO THE SHARE CLASS CONSOLIDATION WHICH OCCURRED ON FEBRUARY 12, 2007, AND ONLY SO LONG AS YOU REMAIN INVESTED IN CLASS L OF THAT FUND.


NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES.

If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

                    ADDRESS:                                              PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                                1-888-THE-STAG (843-7824)
                 P.O. BOX 9140
           MINNEAPOLIS, MN 55480-9140                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                          ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     39

BUYING SHARES



 ON THE WEB
                TO ACCESS YOUR ACCOUNTS
  (INTERNET     - Visit www.hartfordinvestor.com
  GRAPHIC)      - Login by selecting Hartford Mutual Funds from the login
                  section, enter your User ID and password, and select
                  Login. First time users will need to create a password by
                  selecting the "Create Password" link.
                TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
                  ACCOUNT
                - To purchase shares directly from your bank account, you
                  must first add your banking information online, by
                  selecting the Add Bank Instructions function.
                - Once bank instructions have been established, click on
                  "View Account Details" for the appropriate account. Select
                  "Purchase Shares" from the "Select Action" menu, next to
                  the fund you want to purchase into.
                - Follow the instructions on the Purchase Shares Request
                  pages to complete and submit the request.
                TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD
                  MUTUAL FUND
                - Click on "View Account Details" for the appropriate
                  account. Select "Exchange Shares" from the "Select Action"
                  menu, next to the fund you want to exchange from.
                - Follow the instructions on the Exchange Shares Request
                  pages to complete and submit the request.
                Note: The minimum amount when exchanging into a new fund is
                  $1,000 per fund.
 ON THE PHONE
                TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK
  (PHONE          ACCOUNT
  GRAPHIC)      - Verify that your bank/credit union is a member of the
                  Automated Clearing House (ACH) system.
                - To place your order with a representative, call the
                  transfer agent at the number below between 8 A.M. and 7
                  P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                  Monday through Thursday and between 9:15 A.M. and 6 P.M.
                  Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                  on Friday.
                - Complete transaction instructions on a specific account
                  must be received in good order and confirmed by The
                  Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                  Central Time) or the close of the NYSE, whichever comes
                  first. Any transaction on an account received after the
                  close of the NYSE will receive the next business day's
                  offering price.
                - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.
                TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN
                  EXISTING HARTFORD MUTUAL FUND
                - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an
                  exchange.
                Note: The minimum amount when exchanging into a new fund is
                  $1,000 per fund.
 IN WRITING: WITH CHECK
                - Make out a check for the investment amount, payable to
  (CHECK          "The Hartford Mutual Funds."
  GRAPHIC)      - Complete the detachable investment slip from an account
                  statement, or write a note specifying the fund name and
                  share class, account number and the name(s) in which the
                  account is registered.
                - Deliver the check and your investment slip, or note, to
                  the address listed below.


 40                                                    THE HARTFORD MUTUAL FUNDS


BY EXCHANGE
                - Write a letter of instruction indicating the fund names,
  (ARROW          share class, account number, the name(s) in which the
  GRAPHIC)        accounts are registered, and your signature.
                - Deliver these instructions to your financial
                  representative or plan administrator, or mail to the
                  address listed below.
                Note: The minimum amount when exchanging into a new fund is
                  $1,000 per fund.
 BY WIRE
                - Instruct your bank to wire the amount of your investment
  (WIRE           to:
  GRAPHIC)          US Bank National Association
                    9633 Lyndale Ave S
                    Bloomington MN 55420-4270
                    ABA #091000022, credit account no: 1-702-2514-1341
                    The Hartford Mutual Funds Purchase Account
                    For further credit to: (Your name)
                    Hartford Mutual Funds Account Number: (Your account
                    number)

                Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

                    ADDRESS:                                              PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                                1-888-THE-STAG (843-7824)
                 P.O. BOX 9140
           MINNEAPOLIS, MN 55480-9140                    OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                          ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     41

SELLING SHARES



 ON THE WEB
                TO ACCESS YOUR ACCOUNTS
  (INTERNET     - Visit www.hartfordinvestor.com
  GRAPHIC)      - Select Mutual Funds on the menu bar
                - Login by entering your User ID and password, and select
                  Login. First time users will need to create a password by
                  selecting the "Create Password" link.
                Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.
                TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A CHECK
                  MAILED TO YOUR ADDRESS OF RECORD
                - Click on "View Account Details" for the appropriate
                  account. Select "Redeem Shares" from the "Select Action"
                  menu, next to the fund you want to redeem from.
                - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank
                  instructions added online are only available for
                  purchases.
                - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.
                TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD
                  MUTUAL FUND
                - Click on "View Account Details" for the appropriate
                  account. Select "Exchange Shares" from the "Select Action"
                  menu, next to the fund you want to exchange from.
                - Follow the instructions on the Exchange Shares Request
                  pages to complete and submit the request.
                Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.
 BY LETTER
                In certain circumstances, you will need to make your request
  (LETTER       to sell shares in writing. Requirements for the written
  GRAPHIC)      requests are shown below. A check will be mailed to the
                name(s) and address in which the account is registered or
                otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee which will be
                deducted from the redemption proceeds.
                - Write a letter of instruction or complete a power of
                  attorney indicating:
                  - Fund name
                  - Account number
                  - Share class
                  - The name(s) in which the account is registered
                  - Date of birth
                  - Residential address
                  - Social Security number
                  - Dollar value or the number of shares you wish to sell
                - Include all authorized signatures and any additional
                  documents that may be required (see below).
                - Obtain a Medallion signature guarantee if*:
                - Your address of record has changed within the past 30 days
                  - You are selling more than $50,000 worth of shares
                  - You are requesting payment other than by check mailed to the address of record and payable to the registered
                    owner(s)
  * Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.
                - Mail the materials to the address below or to your plan
                  administrator.


 42                                                    THE HARTFORD MUTUAL FUNDS

                ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS: IRAS
                (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
                - Signatures and titles of all persons authorized to sign
                  for the account, exactly as the account is registered
                - Indicate the amount of federal income tax withholding to be applied to your distribution.
                OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
                - Corporate resolution, certified within the past twelve
                  months, including signature of authorized signer(s) for
                  the account
                OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
                - Signatures of the trustee(s)
                - Copies of the trust document pages, certified within the past twelve months, which display the name and date of
                  trust, along with the signature page.
                ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS
                OR IN SITUATIONS OF DIVORCE OR DEATH
                - Call 1-888-843-7824 for instructions
 BY PHONE
                - Certain types of accounts may be redeemed by telephone.
  (PHONE          This is limited to non-retirement accounts or IRA plans
  GRAPHIC)        where the shareowner is age 59 1/2 or older. For
                  circumstances in which you need to request to sell shares
                  in writing, see "Selling Shares by Letter."
                - Restricted to sales of up to $50,000 per shareowner any
                  7-day period.
                - Fill out the "Telephone Exchanges and Telephone
                  Redemption" section of your new account application.
                - Call the transfer agent to verify that the telephone
                  redemption privilege is in place on an account, or to
                  request the forms to add it to an existing account.
                - To place your order with a representative, call the
                  transfer agent at the number below between 8 A.M. and 7
                  P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                  Monday through Thursday and between 9:15 A.M. and 6 P.M.
                  Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                  on Friday.
                - Complete transaction instructions on a specific account
                  must be received in good order and confirmed by The
                  Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M.
                  Central Time) or the close of the NYSE, whichever comes
                  first. Any transaction on an account received after the
                  close of the NYSE will receive the next business day's
                  offering price.
                - For automated service 24 hours a day using your touch-tone phone, call the number below.
 BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE
                - Fill out the "Bank Account or Credit Union Information"
  (WIRE           section of your new account application or the "Bank or
  GRAPHIC)        Credit Union Information Form" to add bank instructions to your account.
                - EFT transactions may be sent for amounts of $50 - $50,000.
                  Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee
                  for this service.
                - Wire transfers of amounts of $500 or more are available
                  upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.
 BY EXCHANGE
                - Obtain a current prospectus for the fund into which you
  (ARROW          are exchanging by calling your financial representative or
  GRAPHIC)        the transfer agent at the number below.
                - Call your financial representative or the transfer agent to request an exchange.
                Note: The minimum amount when exchanging into a new fund is
                $1,000 per fund.


                    ADDRESS:                                              PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                                1-888-THE-STAG (843-7824)
                 P.O. BOX 64387
            ST. PAUL, MN 55164-0387                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                          ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                     43

SELLING SHARES IN WRITING



 REQUIREMENTS FOR WRITTEN REQUESTS BY SELLER
    OWNERS OF INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP, UGMA/UTMA (CUSTODIAL
    ACCOUNTS FOR MINORS) OR GENERAL PARTNER ACCOUNTS.
                - Letter of instruction.
                - On the letter, the signatures and titles of all persons
                  authorized to sign for the account, exactly as the account is registered.
                - Medallion signature guarantee if applicable (see above).
    OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS.
                - Letter of instruction.
                - Corporate resolution, certified within the past twelve
                  months.
                - On the letter and the resolution, the signature of the
                  person(s) authorized to sign for the account.
                - Medallion signature guarantee if applicable (see above).
    OWNERS OR TRUSTEES OF TRUST ACCOUNTS.
                - Letter of instruction.
                - On the letter, the signature(s) of the trustee(s).
                - Provide a copy of the trust document certified within the past twelve months.
                - Medallion signature guarantee if applicable (see above).
    JOINT TENANCY SHAREHOLDERS WHOSE CO-TENANTS ARE DECEASED.
                - Letter of instruction signed by surviving tenant.
                - Copy of death certificate.
                - Medallion signature guarantee if applicable (see above).
    EXECUTORS OF SHAREHOLDER ESTATES.
                - Letter of instruction signed by executor.
                - Copy of order appointing executor, certified within the
                  past twelve months.
                - Medallion signature guarantee if applicable (see above).
    ADMINISTRATORS, CONSERVATORS, GUARDIANS AND OTHER SELLERS OR ACCOUNT
    TYPES NOT LISTED ABOVE.
                - Call 1-888-843-7824 for instructions.


                         ADDRESS:                                                   PHONE NUMBER:
                 THE HARTFORD MUTUAL FUNDS                                    1-888-THE-STAG (843-7824)
                      P.O. BOX 64387
                  ST. PAUL, MN 55164-0387                         OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                                   ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 44                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.


The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; and
(iv) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.


Debt securities (other than short-term obligations) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from the widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund uses fair valuation in regards to debt securities when a fund holds defaulted or distressed securities, or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that will mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

BUY AND SELL PRICES


When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

THE HARTFORD MUTUAL FUNDS                                                     45

TRANSACTION POLICIES
--------------------------------------------------------------------------------

REQUESTS IN "GOOD ORDER"


All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Signature guarantees (if required).

- Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS


For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemptions are not permitted on accounts whose addresses have changed within the past 30 days. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file.

EXCHANGES


As long as you remain invested in Class L shares of more than one fund, you can exchange these shares for the corresponding class shares of the other fund(s) in which you are invested. If you want to exchange into a fund and class that you are not otherwise invested in, you must exchange into the Class A shares of that fund. Class A shares are offered through a separate prospectus. You may exchange Class L shares of the funds with the Class A shares of any other Hartford Mutual Fund.

The registration for both accounts involved in the exchange must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

FREQUENT PURCHASES AND REDEMPTIONS
OF FUND SHARES



The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.


If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Board of Directors of the funds has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange

 46                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.


Effective July 1, 2007, it is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.



During calendar year 2007, new SEC rules become effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be better able to apply its frequent trading policies to omnibus accounts.


The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES


Shares are electronically recorded and therefore share certificates are not issued.

THE HARTFORD MUTUAL FUNDS                                                     47

TRANSACTION POLICIES
--------------------------------------------------------------------------------

SMALL ACCOUNTS
(NON-RETIREMENT ONLY)


If the total value of a fund in your account is less than $1,000 (for any reason), you may be asked to purchase more shares within 30 days. If you do not take action within this time, your fund may close out your account and mail you the proceeds. You will not be charged a CDSC if your account is closed for this reason.

SALES IN ADVANCE OF
PURCHASE PAYMENTS


When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS


Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred.

Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS


All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES


ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Tax-Free Minnesota Fund, Tax-Free National Fund, and U.S. Government Securities Fund are declared daily and paid monthly. Dividends from the Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken

 48                                                    THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS ONLY) Tax-Free Minnesota Fund and Tax-Free National Fund intend to meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund intends to comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.

INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES


ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your paycheck or bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund. Deliver your first investment check ($50 minimum per fund) made payable to "The

THE HARTFORD MUTUAL FUNDS                                                     49

TRANSACTION POLICIES
--------------------------------------------------------------------------------

  Hartford Mutual Funds" and application to your financial representative or the transfer agent.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- SPECIFY THE PAYEE(S). The payee may be yourself or any other party and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. A medallion signature guarantee is required if the payee is someone other than the registered owner.

- DETERMINE THE SCHEDULE: monthly, quarterly, semi-annually, annually or in certain selected months.

- CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE TRANSFER AGENT AT 1-888-843-7824 FOR FURTHER ASSISTANCE IN ESTABLISHING THE SWP.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Contact your financial representative or the transfer agent at 1-888-843-7824.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee will be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.

 50                                                    THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.



                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD GROWTH FUND
 For the Year Ended October
  31, 2006
 Class L......................   $17.50       $(0.02)       $ 1.21        $1.19        $   --        $   --           $  --
 For the Year Ended October
  31, 2005
 Class L......................    16.32         0.01          1.17         1.18            --            --              --
 For the Year Ended October
  31, 2004
 Class L......................    15.26        (0.08)         1.14         1.06            --            --              --
 For the Year Ended October
  31, 2003
 Class L......................    11.91        (0.05)         3.40         3.35            --            --              --
 For the Year Ended October
  31, 2002
 Class L......................    14.23        (0.03)        (2.29)       (2.32)           --            --              --
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006
 Class L......................    28.17        (0.06)         3.65         3.59            --         (2.03)             --
 For the Year Ended October
  31, 2005
 Class L......................    23.71        (0.06)         4.52         4.46            --            --              --
 For the Year Ended October
  31, 2004
 Class L......................    21.36        (0.14)         2.49         2.35            --            --              --
 For the Year Ended October
  31, 2003
 Class L......................    15.33        (0.10)         6.13         6.03            --            --              --
 For the Year Ended October
  31, 2002
 Class L......................    19.21        (0.13)        (3.54)       (3.67)           --         (0.21)             --
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Year Ended October
  31, 2006
 Class L......................    28.36        (0.02)         3.11         3.09            --            --              --
 For the Year Ended October
  31, 2005
 Class L......................    24.60        (0.13)         3.89         3.76            --            --              --
 For the Year Ended October
  31, 2004
 Class L......................    22.90        (0.19)         1.89         1.70            --            --              --
 For the Year Ended October
  31, 2003
 Class L......................    15.56        (0.15)         7.49         7.34            --            --              --
 For the Year Ended October
  31, 2002
 Class L......................    19.04        (0.20)        (2.95)       (3.15)           --         (0.33)             --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD GROWTH FUND
 For the Year Ended October
  31, 2006
 Class L......................     $   --          $ 1.19       $18.69
 For the Year Ended October
  31, 2005
 Class L......................         --            1.18        17.50
 For the Year Ended October
  31, 2004
 Class L......................         --            1.06        16.32
 For the Year Ended October
  31, 2003
 Class L......................         --            3.35        15.26
 For the Year Ended October
  31, 2002
 Class L......................         --           (2.32)       11.91
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006
 Class L......................      (2.03)           1.56        29.73
 For the Year Ended October
  31, 2005
 Class L......................         --            4.46        28.17
 For the Year Ended October
  31, 2004
 Class L......................         --            2.35        23.71
 For the Year Ended October
  31, 2003
 Class L......................         --            6.03        21.36
 For the Year Ended October
  31, 2002
 Class L......................      (0.21)          (3.88)       15.33
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Year Ended October
  31, 2006
 Class L......................         --            3.09        31.45
 For the Year Ended October
  31, 2005
 Class L......................         --            3.76        28.36
 For the Year Ended October
  31, 2004
 Class L......................         --            1.70        24.60
 For the Year Ended October
  31, 2003
 Class L......................         --            7.34        22.90
 For the Year Ended October
  31, 2002
 Class L......................      (0.33)          (3.48)       15.56

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD GROWTH FUND
 For the Year Ended October
  31, 2006
 Class L......................     6.80%     $274,890          1.05%               1.05%           (0.10)%        92%
 For the Year Ended October
  31, 2005
 Class L......................     7.23       295,731          1.06                1.06             0.05          77
 For the Year Ended October
  31, 2004
 Class L......................     6.95       310,084          1.08                1.08            (0.48)         66
 For the Year Ended October
  31, 2003
 Class L......................    28.13       316,451          1.15                1.15            (0.34)        129
 For the Year Ended October
  31, 2002
 Class L......................   (16.28)      274,683          1.14                1.14            (0.28)        107
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006
 Class L......................    13.45       570,541          1.07                1.07            (0.18)        131
 For the Year Ended October
  31, 2005
 Class L......................    18.81       556,462          1.09                1.09            (0.22)        156
 For the Year Ended October
  31, 2004
 Class L......................    11.00       518,009          1.08                1.08            (0.58)        130
 For the Year Ended October
  31, 2003
 Class L......................    39.34       517,892          1.10                1.10            (0.56)        158
 For the Year Ended October
  31, 2002
 Class L......................   (19.36)      412,454          1.10                1.10            (0.67)        182
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Year Ended October
  31, 2006
 Class L......................    10.90       118,452          1.15                1.15            (0.08)         86
 For the Year Ended October
  31, 2005
 Class L......................    15.28       119,114          1.21                1.21            (0.46)         81
 For the Year Ended October
  31, 2004
 Class L......................     7.42       114,266          1.43                1.43            (0.79)        102
 For the Year Ended October
  31, 2003
 Class L......................    47.17       112,621          1.50                1.45            (0.80)        122
 For the Year Ended October
  31, 2002
 Class L......................   (16.92)       86,414          1.50                1.45            (1.06)         93


---------------

(a) Information presented relates to a share of capital share outstanding throughout the indicated period.


(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


(d) Ratios do not include fees paid indirectly. Please see table on page 53.


(e) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                     51

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE TAX-FREE MINNESOTA FUND
 For the Year Ended October
  31, 2006
 Class L......................   $10.25       $ 0.40        $ 0.14        $0.54        $(0.40)       $(0.02)          $  --
 For the Year Ended October
  31, 2005(e)
 Class L......................    10.47         0.39         (0.22)        0.17         (0.39)           --              --
 For the Year Ended October
  31, 2004
 Class L......................    10.49         0.41          0.24         0.65         (0.40)        (0.27)             --
 For the Year Ended October
  31, 2003(e)
 Class L......................    10.49         0.39          0.05         0.44         (0.39)        (0.05)             --
 For the Year Ended October
  31, 2002
 Class L......................    10.42         0.37          0.06         0.43         (0.36)           --              --
THE HARTFORD TAX-FREE NATIONAL
 FUND
 For the Year Ended October
  31, 2006
 Class L......................    11.10         0.44          0.29         0.73         (0.44)        (0.08)             --
 For the Year Ended October
  31, 2005(e)
 Class L......................    11.19         0.43         (0.09)        0.34         (0.43)           --              --
 For the Year Ended October
  31, 2004
 Class L......................    11.04         0.44          0.33         0.77         (0.45)        (0.17)             --
 For the Year Ended October
  31, 2003
 Class L......................    11.25         0.42          0.04         0.46         (0.42)        (0.25)             --
 For the Year Ended October
  31, 2002
 Class L......................    11.16         0.39          0.12         0.51         (0.38)        (0.04)             --
THE HARTFORD U.S. GOVERNMENT
 SECURITIES FUND
 For the Year Ended October
  31, 2006(e)
 Class L......................     9.31         0.43         (0.08)        0.35         (0.44)           --              --
 For the Year Ended October
  31, 2005
 Class L......................     9.65         0.41         (0.34)        0.07         (0.41)           --              --
 For the Year Ended October
  31, 2004
 Class L......................     9.67         0.41         (0.01)        0.40         (0.42)           --              --
 For the Year Ended October
  31, 2003
 Class L......................     9.87         0.42         (0.19)        0.23         (0.43)           --              --
 For the Year Ended October
  31, 2002
 Class L......................     9.67         0.39          0.20         0.59         (0.39)           --              --
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(e)
 Class L......................    15.58         0.12          3.11         3.23         (0.02)        (0.50)             --
 For the Year Ended October
  31, 2005
 Class L......................    14.06         0.07          1.45         1.52            --            --              --
 For the Year Ended October
  31, 2004
 Class L......................    12.15           --          1.91         1.91            --            --              --
 For the Year Ended October
  31, 2003
 Class L......................     9.26        (0.01)         2.90         2.89            --            --              --
 For the Year Ended October
  31, 2002
 Class L......................    11.99           --         (1.92)       (1.92)           --         (0.81)             --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE TAX-FREE MINNESOTA FUND
 For the Year Ended October
  31, 2006
 Class L......................     $(0.42)         $ 0.12       $10.37
 For the Year Ended October
  31, 2005(e)
 Class L......................      (0.39)          (0.22)       10.25
 For the Year Ended October
  31, 2004
 Class L......................      (0.67)          (0.02)       10.47
 For the Year Ended October
  31, 2003(e)
 Class L......................      (0.44)             --        10.49
 For the Year Ended October
  31, 2002
 Class L......................      (0.36)           0.07        10.49
THE HARTFORD TAX-FREE NATIONAL
 FUND
 For the Year Ended October
  31, 2006
 Class L......................      (0.52)           0.21        11.31
 For the Year Ended October
  31, 2005(e)
 Class L......................      (0.43)          (0.09)       11.10
 For the Year Ended October
  31, 2004
 Class L......................      (0.62)           0.15        11.19
 For the Year Ended October
  31, 2003
 Class L......................      (0.67)          (0.21)       11.04
 For the Year Ended October
  31, 2002
 Class L......................      (0.42)           0.09        11.25
THE HARTFORD U.S. GOVERNMENT
 SECURITIES FUND
 For the Year Ended October
  31, 2006(e)
 Class L......................      (0.44)          (0.09)        9.22
 For the Year Ended October
  31, 2005
 Class L......................      (0.41)          (0.34)        9.31
 For the Year Ended October
  31, 2004
 Class L......................      (0.42)          (0.02)        9.65
 For the Year Ended October
  31, 2003
 Class L......................      (0.43)          (0.20)        9.67
 For the Year Ended October
  31, 2002
 Class L......................      (0.39)           0.20         9.87
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(e)
 Class L......................      (0.52)           2.71        18.29
 For the Year Ended October
  31, 2005
 Class L......................         --            1.52        15.58
 For the Year Ended October
  31, 2004
 Class L......................         --            1.91        14.06
 For the Year Ended October
  31, 2003
 Class L......................         --            2.89        12.15
 For the Year Ended October
  31, 2002
 Class L......................      (0.81)          (2.73)        9.26

                                                          -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------------------
                                                             RATIO OF            RATIO OF         RATIO OF
                                                             EXPENSES            EXPENSES           NET
                                                            TO AVERAGE          TO AVERAGE       INVESTMENT
                                            NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                            AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL       PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)    (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------   ----------   -----------------   -----------------   ----------   ---------
THE TAX-FREE MINNESOTA FUND
 For the Year Ended October
  31, 2006
 Class L......................     5.38%       $2,648          1.11%               0.87%            3.95%         16%
 For the Year Ended October
  31, 2005(e)
 Class L......................     1.62         2,890          1.12                0.90             3.70          10
 For the Year Ended October
  31, 2004
 Class L......................     6.41         2,765          1.07                0.96             3.88          13
 For the Year Ended October
  31, 2003(e)
 Class L......................     4.34         2,922          1.07                1.05             3.67          17
 For the Year Ended October
  31, 2002
 Class L......................     4.22         3,344          1.04                1.04             3.56          36
THE HARTFORD TAX-FREE NATIONAL
 FUND
 For the Year Ended October
  31, 2006
 Class L......................     6.77         7,606          1.14                1.05             4.01          14
 For the Year Ended October
  31, 2005(e)
 Class L......................     3.06         7,958          1.16                1.05             3.83          22
 For the Year Ended October
  31, 2004
 Class L......................     7.12         7,687          1.15                1.08             4.02          18
 For the Year Ended October
  31, 2003
 Class L......................     4.24         7,454          1.18                1.10             3.76          35
 For the Year Ended October
  31, 2002
 Class L......................     4.72         7,360          1.19                1.15             3.50          47
THE HARTFORD U.S. GOVERNMENT
 SECURITIES FUND
 For the Year Ended October
  31, 2006(e)
 Class L......................     3.86        30,712          1.08                1.08             4.67         158
 For the Year Ended October
  31, 2005
 Class L......................     0.77        34,880          1.08                1.08             4.24         108
 For the Year Ended October
  31, 2004
 Class L......................     4.24        38,613          1.04                1.04             4.26         110
 For the Year Ended October
  31, 2003
 Class L......................     2.32        43,202          1.06                1.06             4.24         108
 For the Year Ended October
  31, 2002
 Class L......................     6.29        49,048          1.06                1.06             4.20         218
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(e)
 Class L......................    21.31        32,983          1.23                1.23             0.68          57
 For the Year Ended October
  31, 2005
 Class L......................    10.81        27,674          1.30                1.30             0.45          38
 For the Year Ended October
  31, 2004
 Class L......................    15.72        25,687          1.42                1.42             0.04          52
 For the Year Ended October
  31, 2003
 Class L......................    31.21        22,701          1.51                1.45            (0.11)         57
 For the Year Ended October
  31, 2002
 Class L......................   (17.34)       19,684          1.43                1.43            (0.11)         70


---------------

(a) Information presented relates to a share of capital share outstanding throughout the indicated period.


(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.


(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


(d) Ratios do not include fees paid indirectly. Please see table on page 53.


(e) Per share amounts have been calculated using average shares outstanding method.


 52                                                    THE HARTFORD MUTUAL FUNDS

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:


FUND                                                        YEAR ENDED         YEAR ENDED         YEAR ENDED
----                                                     OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
                                                         ------------------------------------------------------
GROWTH FUND
Class L Shares.........................................        1.03%              1.04%              1.05%
GROWTH OPPORTUNITIES FUND
Class L Shares.........................................        1.04%              1.02%              1.03%
SMALLCAP GROWTH FUND
Class L Shares.........................................        1.13%              1.20%              1.42%
TAX-FREE MINNESOTA FUND
Class L Shares.........................................        0.86%              0.89%
TAX-FREE NATIONAL FUND
Class L Shares.........................................        1.05%              1.05%
U.S. GOVERNMENT SECURITIES FUND
Class L Shares.........................................        1.08%              1.08%
VALUE OPPORTUNITIES FUND
Class L Shares.........................................        1.22%              1.30%              1.41%


THE HARTFORD MUTUAL FUNDS                                                     53

FUND CODE, CUSIP NUMBER AND SYMBOL

--------------------------------------------------------------------------------


                                 CLASS L SHARES



                                                              FUND      CUSIP
NAME                                                          CODE     NUMBER      SYMBOL
----                                                          ----   -----------   ------
The Hartford Growth Fund                                       105     416529659   FECLX
The Hartford Growth Opportunities Fund                         108     416529840   FGRWX
The Hartford SmallCap Growth Fund                              102     416529501   FACAX
The Hartford Tax-Free Minnesota Fund                           112     416529550   FTMAX
The Hartford Tax-Free National Fund                            113     416529451   FTNAX
The Hartford U.S. Government Securities Fund                   115     416529352   FIUAX
The Hartford Value Opportunities Fund                          117     416529741   FVAAX


 54                                                    THE HARTFORD MUTUAL FUNDS

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:


The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:


1-888-843-7824

ON THE INTERNET:


www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:


at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:


Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:


Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                               CLASS R3, CLASS R4, CLASS R5 AND CLASS Y SHARES

                               RETIREMENT PLAN PROSPECTUS

                               MARCH 1, 2007



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND                   THE HARTFORD ADVISERS FUND
EXCHANGE COMMISSION HAS NOT APPROVED OR                        THE HARTFORD CAPITAL APPRECIATION FUND
DISAPPROVED THESE SECURITIES OR PASSED UPON THE                THE HARTFORD CAPITAL APPRECIATION II FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION                THE HARTFORD DISCIPLINED EQUITY FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.                         THE HARTFORD DIVIDEND AND GROWTH FUND
                                                               THE HARTFORD EQUITY INCOME FUND
                                                               THE HARTFORD FLOATING RATE FUND
                                                               THE HARTFORD GLOBAL HEALTH FUND
                                                               THE HARTFORD GLOBAL LEADERS FUND
                                                               THE HARTFORD GROWTH FUND
                                                               THE HARTFORD GROWTH OPPORTUNITIES FUND
                                                               THE HARTFORD HIGH YIELD FUND
                                                               THE HARTFORD INFLATION PLUS FUND
                                                               THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                                                               THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                                                               THE HARTFORD MONEY MARKET FUND
                                                               THE HARTFORD SMALL COMPANY FUND
                                                               THE HARTFORD SMALLCAP GROWTH FUND
                                                               THE HARTFORD STOCK FUND
                                                               THE HARTFORD TOTAL RETURN BOND FUND
                                                               THE HARTFORD VALUE FUND
                                                               THE HARTFORD VALUE OPPORTUNITIES FUND
                                                               THE HARTFORD EQUITY GROWTH ALLOCATION FUND
                                                               (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)
                                                               THE HARTFORD GROWTH ALLOCATION FUND
                                                               THE HARTFORD BALANCED ALLOCATION FUND
                                                               THE HARTFORD CONSERVATIVE ALLOCATION FUND
                                                               THE HARTFORD INCOME ALLOCATION FUND
                                                               THE HARTFORD RETIREMENT INCOME FUND
                                                               THE HARTFORD TARGET RETIREMENT 2010 FUND
                                                               THE HARTFORD TARGET RETIREMENT 2020 FUND
                                                               THE HARTFORD TARGET RETIREMENT 2030 FUND


                               THE HARTFORD MUTUAL FUNDS
                               P.O. BOX 64387
                               ST. PAUL, MN 55164-0387

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS
--------------------------------------------------------------------------------


Introduction                              Introduction                                                           2
A summary of each fund's                  The Hartford Advisers Fund                                             4
goals, principal strategies,              The Hartford Capital Appreciation Fund                                 8
main risks, performance and               The Hartford Capital Appreciation II Fund                             11
expenses                                  The Hartford Disciplined Equity Fund                                  14
                                          The Hartford Dividend and Growth Fund                                 17
                                          The Hartford Equity Income Fund                                       20
                                          The Hartford Floating Rate Fund                                       23
                                          The Hartford Global Health Fund                                       27
                                          The Hartford Global Leaders Fund                                      31
                                          The Hartford Growth Fund                                              34
                                          The Hartford Growth Opportunities Fund                                37
                                          The Hartford High Yield Fund                                          40
                                          The Hartford Inflation Plus Fund                                      44
                                          The Hartford International Capital Appreciation Fund                  48
                                          The Hartford International Opportunities Fund                         51
                                          The Hartford Money Market Fund                                        54
                                          The Hartford Small Company Fund                                       57
                                          The Hartford SmallCap Growth Fund                                     60
                                          The Hartford Stock Fund                                               64
                                          The Hartford Total Return Bond Fund                                   67
                                          The Hartford Value Fund                                               71
                                          The Hartford Value Opportunities Fund                                 74
                                          The Hartford Equity Growth Allocation Fund (formerly The
                                          Hartford Aggressive Growth Allocation Fund)                           77
                                          The Hartford Growth Allocation Fund                                   81
                                          The Hartford Balanced Allocation Fund                                 85
                                          The Hartford Conservative Allocation Fund                             90
                                          The Hartford Income Allocation Fund                                   95
                                          The Hartford Retirement Income Fund                                   99
                                          The Hartford Target Retirement 2010 Fund                             104
                                          The Hartford Target Retirement 2020 Fund                             109
                                          The Hartford Target Retirement 2030 Fund                             114
Description of other                      Investment strategies and investment matters                         119
investment strategies and                 Terms used in this Prospectus
investment risks
Investment manager and                    Management of the funds                                              125
management fee information
Information on your account               About your account                                                   135
                                          Choosing a share class                                               135
                                          Investor Requirements                                                138
                                          Opening an account                                                   139
                                          Buying shares                                                        140
                                          Selling shares                                                       140
                                          Transaction policies                                                 141
                                          Dividends and account policies                                       144
Further information on the                Financial highlights                                                 145
funds
                                          Fund code, CUSIP number and symbol                                   153
                                          For more information                                          back cover


THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------


Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class R3, Class R4, Class R5 and Class Y shares of the funds. Each of the funds also offers Class A, Class B and Class C shares pursuant to a separate prospectus describing these classes. Certain of the funds also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the Funds, pursuant to a separate prospectus describing that class. In addition, the Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund also offer Class L shares to certain qualified investors pursuant to a separate prospectus describing that class. The Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund do not offer Class Y shares.


Certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before May 1, 2007. Such plans that own Class A shares as of May 1, 2007, may continue to purchase Class A shares without any sales charge after May 1, 2007. Only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares as of May 1, 2007.
Below is a summary table briefly describing certain differences between the different share classes offered in this retirement plan prospectus. You should refer to the summary of each fund's goals, principal strategies, main risks, performance and expenses for more details. The funds offer several classes of shares to retirement plans. Each class has its own expense structure and may provide for different levels of service and different amounts of compensation to financial intermediaries. It is the responsibility of a plan fiduciary to choose the share class (and pricing) that best suits the needs of plan participants.

                                                   CLASS R3            CLASS R4            CLASS R5            CLASS Y
   INVESTMENT MINIMUMS                               None                None                None             $1 million
   MAXIMUM SALES CHARGE (LOAD)*                      None                None                None                None
   MAXIMUM DEFERRED SALES CHARGE (LOAD)*             None                None                None                None
   MANAGEMENT FEES**                            Varies by fund      Varies by fund      Varies by fund      Varies by fund
   DISTRIBUTION AND SERVICE (12B-1) FEES**          0.50%               0.25%                None                None
   ADMINISTRATIVE FEE**                             0.20%               0.15%               0.10%                None
   ELIGIBLE INVESTORS                          401(k) plans,       401(k) plans,       401(k) plans,       Employee benefit
                                               457 plans,          457 plans,          457 plans,          or retirement
                                               employer-           employer-           employer-           plans with at
                                               sponsored 403(b)    sponsored 403(b)    sponsored 403(b)    least $10
                                               plans,              plans,              plans,              million in plan
                                               profit-sharing      profit-sharing      profit-sharing      assets, or 750
                                               and money           and money           and money           or more eligible
                                               purchase pension    purchase pension    purchase pension    employees; and
                                               plans, defined      plans, defined      plans, defined      certain employee
                                               benefit plans,      benefit plans,      benefit plans,      benefit or
                                               and nonqualified    and nonqualified    and nonqualified    retirement
                                               deferred            deferred            deferred            plans.
                                               compensation        compensation        compensation
                                               plans.              plans.              plans.

*  Imposed on purchases as a percentage of the offering price

** As a percentage of a fund's average net assets

+  See "Investor Requirements" for additional institutional eligible investors.

 2                                                     THE HARTFORD MUTUAL FUNDS

Each fund is a diversified fund except for the Floating Rate Fund, Inflation Plus Fund and Global Health Fund which are non-diversified.

The following funds are referred to as the Hartford Fixed Income Funds:

     -  Floating Rate Fund

     -  Inflation Plus Fund

     -  Total Return Bond Fund

     -  High Yield Fund

     -  Money Market Fund

The following funds are referred to as the Asset Allocation Funds:

     -  Equity Growth Allocation Fund

     -  Growth Allocation Fund

     -  Balanced Allocation Fund

     -  Conservative Allocation Fund

     -  Income Allocation Fund

The following funds are referred to as the Target Retirement Funds:

     -  Retirement Income Fund

     -  Target Retirement 2010 Fund

     -  Target Retirement 2020 Fund

     -  Target Retirement 2030 Fund

The Asset Allocation Funds together with the Target Retirement Funds are referred to as "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). With respect to the Asset Allocation Funds, HIFSCO administers the asset allocation program and provides the day-to-day portfolio management for each of these funds. The day-to-day portfolio management of each of the other funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."


MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.


THE HARTFORD MUTUAL FUNDS                                                      3

THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     -  equities,

     -  debt securities, and

     -  money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


In general, the fund seeks to invest in companies, in Wellington Management's opinion, that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion.


The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk

 4                                                     THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

THE HARTFORD MUTUAL FUNDS                                                      5

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 25%
  20
  15
  10
   5
               23.80%   21.62%   12.62%   1.36%                      18.55%   3.72%    7.16%    10.71%
   0
  -5
                                                   -4.73%  -12.70%
 -10
 -15

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 12.57% (2nd quarter, 1997) and the lowest quarterly return was -9.63% (2nd quarter 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes                 10.71%    4.95%     7.62%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%     8.42%
   Lehman Brothers Government/Credit Index
   (reflects no deduction for fees, expenses
   or taxes)                                    3.78%    5.17%     6.26%



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers Government/Credit Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.


 6                                                     THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                           0.62%       0.62%       0.62%       0.62%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(2)                            0.33%       0.28%       0.22%       0.09%
   Total annual operating expenses(1)(2)(3)     1.45%       1.15%       0.84%       0.71%



(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, the management fee is 0.57% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class R3, Class R4, Class R5 or Class Y shares of the fund are 1.40%, 1.10%, 0.79% and 0.66%, respectively.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party record keeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class R3, Class R4 and Class R5 of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.43%, 1.13% and 0.83%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  148      $  117      $   86      $ 73
   Year 3                                       $  459      $  365      $  268      $227
   Year 5                                       $  792      $  633      $  466      $395
   Year 10                                      $1,735      $1,398      $1,037      $883


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  148      $  117      $   86      $ 73
   Year 3                                       $  459      $  365      $  268      $227
   Year 5                                       $  792      $  633      $  466      $395
   Year 10                                      $1,735      $1,398      $1,037      $883


THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


CLASS R3, R4 AND R5 SHARES OF THE FUND ARE OFFERED ONLY TO (A) RETIREMENT PLANS WHERE HARTFORD LIFE INSURANCE COMPANY OR AN AFFILIATE PROVIDES RECORDKEEPING OR OTHER ADMINISTRATIVE SERVICES TO THE PLAN; (B) RETIREMENT OR WELFARE BENEFIT PLANS INVESTING IN FUND SHARES THROUGH GROUP VARIABLE ANNUITY CONTRACTS OR GROUP VARIABLE FUNDING AGREEMENTS ISSUED BY HARTFORD LIFE INSURANCE COMPANY; AND (C) CERTAIN RETIREMENT PLANS THAT INCLUDED THE HARTFORD CAPITAL APPRECIATION FUND OR THE HARTFORD CAPITAL APPRECIATION HLS FUND AS AN INVESTMENT OPTION PRIOR TO DECEMBER 15, 2006.


INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 8                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 75%
  60
  45
  30
  15
               56.00%   3.68%    67.49%   8.85%                      41.17%   18.60%   15.65%   16.15%
   0
 -15
                                                   -6.26%  -22.38%
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 36.93% (4th quarter, 1999) and the lowest quarterly return was -21.79% (3rd quarter, 1998).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes                 16.15%   11.78%     17.03%
   Russell 3000 Index (reflects no deduction
   for fees, expenses or taxes)                15.72%    7.16%      8.64%



INDEX: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                      9

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None        None
   Exchange fees                                                None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.66%       0.66%       0.66%       0.66%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None        None
   Other expenses(1)                                           0.33%       0.28%       0.22%       0.09%
   Total annual operating expenses(1)(2)                       1.49%       1.19%       0.88%       0.75%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.54%, 1.24% and 0.94% respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  152      $  121      $   90      $ 77
   Year 3                                       $  471      $  378      $  281      $240
   Year 5                                       $  813      $  654      $  488      $417
   Year 10                                      $1,779      $1,443      $1,084      $930


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  152      $  121      $   90      $ 77
   Year 3                                       $  471      $  378      $  281      $240
   Year 5                                       $  813      $  654      $  488      $417
   Year 10                                      $1,779      $1,443      $1,084      $930


 10                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including emerging market securities.

The fund employs a multiple portfolio manager structure and is organized into several 'sleeves', each of which is managed according to a specific approach. The fund is organized as follows:


Growth Opportunities: Generally 25% - 35% of the total portfolio


The Growth Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.


Value Opportunities: Generally 25% - 35% of the total portfolio


The Value Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in common stocks covering a broad range of industries and market capitalizations. The strategy emphasizes securities that Wellington Management believes are undervalued and have the potential for appreciation.


Global Equities: Generally 15% - 25% of the total portfolio



The Global Equities strategy invests in companies around the globe that have been identified as possessing sustainable franchises that Wellington Management believes will allow them to earn excess returns through various economic cycles. The strategy emphasizes in-depth company research and valuation disciplines to identify securities for purchase.



Capital Appreciation: Generally 5% - 15% of the total portfolio


The Capital Appreciation strategy seeks growth of capital by identifying companies that have substantial near-term capital appreciation potential regardless of company size or industry.


Special Situations: Generally 5% - 15% of the total portfolio



The Special Situations approach combines "bottom-up" fundamental research and security selection with top-down sector weightings and industry analysis. Assets may be concentrated in specific industries, sectors, regions, and countries.


The percentage of the fund invested in each of these sleeves may change without approval of the shareholders of the fund.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     11

                                       THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.



The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the period presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the period presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS Y TOTAL RETURNS


FOR CALENDAR YEAR 2006



--------------------------------------------------------------------------------

 20%
  10                                    18.12%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 8.94% (4th quarter, 2006) and the lowest quarterly return was -1.74% (2nd quarter, 2006).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDING 12/31/2006



                                                             LIFE OF FUND
                                               1 YEAR      (SINCE 04/29/05)
   Class Y Return Before Taxes                 18.12%           22.61%
   Russell 3000 Index (reflects no deduction
   for fees, expenses or taxes)                15.72%           16.08%



INDEX: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.


 12                                                    THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.99%       0.99%       0.99%       0.99%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(1)                            0.62%       0.57%       0.51%       0.21%
   Total annual operating expenses(1)(2)        2.11%       1.81%       1.50%       1.20%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.85%, 1.55%, 1.25%, and 1.15%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  214      $  184      $  153     $  122
   Year 3                                       $  661      $  569      $  474     $  381
   Year 5                                       $1,134      $  980      $  818     $  660
   Year 10                                      $2,441      $2,127      $1,791     $1,455


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  214      $  184      $  153     $  122
   Year 3                                       $  661      $  569      $  474     $  381
   Year 5                                       $1,134      $  980      $  818     $  660
   Year 10                                      $2,441      $2,127      $1,791     $1,455


THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Disciplined Equity Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive value and momentum factors. Value factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 14                                                    THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 30%
  15
               21.45%                              28.89%   8.39%    6.61%    12.43%
   0
 -15
                        -6.15%   -8.08%  -24.60%
 -30

                1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 15.51% (4th quarter, 1999) and the lowest quarterly return was -16.46% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                                   LIFE OF
                                                                    FUND
                                                                   (SINCE
                                               1 YEAR   5 YEARS   04/30/98)
   Class Y Return Before Taxes                 12.43%    4.77%      4.97%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%      8.42%



INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     15

                                            THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None       None
   Exchange fees                                                None        None        None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.80%       0.80%       0.80%      0.80%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None       None
   Other expenses(1)                                           0.31%       0.26%       0.20%      0.09%
Total annual operating expenses(1)(2)                          1.61%       1.31%       1.00%      0.89%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.65%, 1.35%, 1.05%, and 1.00%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  164      $  133      $  102     $   91
   Year 3                                       $  508      $  415      $  318     $  284
   Year 5                                       $  876      $  718      $  552     $  493
   Year 10                                      $1,911      $1,579      $1,225     $1,096


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  164      $  133      $  102     $   91
   Year 3                                       $  508      $  415      $  318     $  284
   Year 5                                       $  876      $  718      $  552     $  493
   Year 10                                      $1,911      $1,579      $1,225     $1,096


 16                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies within the index ranged from approximately $1 billion to $447 billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     17

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 40%
  30
  20
  10
               31.59%   14.86%   5.10%    10.82%                     26.44%   12.44%   5.87%    20.08%
   0
 -10
                                                   -4.15%  -13.70%
 -20

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 15.92% (2nd quarter, 1997) and the lowest quarterly return was -18.16% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes                 20.08%    9.29%     10.16%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%      8.42%
   Russell 1000 Value Index (reflects no
   deduction for fees, expenses or taxes)      22.25%   10.86%     11.00%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


 18                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.63%       0.63%       0.63%       0.63%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(1)                            0.30%       0.25%       0.19%       0.08%
   Total annual operating expenses(1)(2)        1.43%       1.13%       0.82%       0.71%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.44%, 1.14% and 0.83%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  146      $  115      $   84      $ 73
   Year 3                                       $  452      $  359      $  262      $227
   Year 5                                       $  782      $  622      $  455      $395
   Year 10                                      $1,713      $1,375      $1,014      $883


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  146      $  115      $   84      $ 73
   Year 3                                       $  452      $  359      $  262      $227
   Year 5                                       $  782      $  622      $  455      $395
   Year 10                                      $1,713      $1,375      $1,014      $883


THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund's investment approach is based on the fundamental analysis of companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.


--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.


Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

 20                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 30%
  20
  10                 10.51%               5.37%                21.03%
   0

                      2004                 2005                 2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 8.53% (4th quarter, 2004) and the lowest quarterly return was -0.11% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                               LIFE OF FUND
                                                    1 YEAR   (SINCE 08/28/03)
   Class Y Return Before Taxes                      21.03%        14.74%
   Russell 1000 Value Index (reflects no deduction
   for fees, expenses or taxes)                     22.25%        17.73%(1)



INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


(1) Return is from 8/31/2003 - 12/31/2006.

THE HARTFORD MUTUAL FUNDS                                                     21

                                                 THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                           0.79%       0.79%       0.79%       0.79%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(2)                            0.32%       0.27%       0.21%       0.09%
   Total annual operating expenses(1)(2)(3)     1.61%       1.31%       1.00%       0.88%



(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.69%, and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class R3, Class R4, Class R5 or Class Y shares of the Fund are 1.51%, 1.21%, 0.90% and 0.78%, respectively.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.60%, 1.30%, 1.00%, and 0.90%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  164      $  133      $  102     $   90
   Year 3                                       $  508      $  415      $  318     $  281
   Year 5                                       $  876      $  718      $  552     $  488
   Year 10                                      $1,911      $1,579      $1,225     $1,084


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  164      $  133      $  102     $   90
   Year 3                                       $  508      $  415      $  318     $  281
   Year 5                                       $  876      $  718      $  552     $  488
   Year 10                                      $1,911      $1,579      $1,225     $1,084


 22                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch are below investment grade. Securities which are unrated but determined by Hartford Investment Management Company ("Hartford Investment Management") to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield - high risk" or "junk bonds".


The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.


To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management, relies on a "bottom-up", fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are credit, liquidity and interest rate risk. Credit risk depends largely on the perceived financial health of Borrowers and issuers of debt securities. In general, lower-rated loans and bonds have higher credit risks. Loan prices and prices of debt securities can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than would be the case with less aggressive loan and bond funds. Because the fund invests mainly in investments rated below-investment-grade, it is subject to heightened credit risk. The fund could lose money if the fundamentals of an industry in which the fund invests deteriorate or if a Borrower or issuer underperforms or defaults, or if any loan or debt security that the fund owns is downgraded. In addition, because the fund is non-diversified and therefore may take larger positions in individual Borrowers and issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

When interest rates rise, the value of a portfolio invested in fixed-rate obligations falls. You could lose money as a result of your investment.

Most, but not all, Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a

THE HARTFORD MUTUAL FUNDS                                                     23

                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in loans of foreign Borrowers and securities of foreign issuers and non-dollar loans and securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Foreign loans and foreign debt securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

The fund is subject to liquidity risk. As with many fixed income investments, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the fund's net asset value. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. In addition, loans in which the fund invests may require the consent of the Borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the fund's ability to sell loans and may adversely affect the price that can be obtained. The fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the fund to sell loans or securities at lower prices than it would otherwise consider to meet cash needs or cause the fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The fund may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The fund typically purchases loans via assignment, which makes the fund a direct lender. However, the fund may also invest in loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the Borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the Borrower.


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.


 24                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows the fund's Class Y shares total return for the first full calendar year of the fund's operation, while the table shows how the fund's Class Y shares performance for the same time period and since inception compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.



The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the period presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the period presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS Y TOTAL RETURNS
FOR CALENDAR YEAR 2006
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------

 10%                                     6.99%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 1.99% (4th quarter, 2006) and the lowest quarterly return was 1.14% (2nd quarter, 2006).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006




                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 04/29/05
   Class Y Return Before Taxes                 6.99%         6.78%
   Credit Suisse Leverage Loan Index           7.34%         6.75%



INDEX: Credit Suisse Leverage Loan Index is designed to mirror the investible universe of the United States dollar-denominated leveraged loan market. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     25

                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.61%       0.61%       0.61%       0.61%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(1)                            0.29%       0.24%       0.18%       0.04%
   Total annual operating expenses(1)(2)        1.40%       1.10%       0.79%       0.65%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses to 1.25%, 1.00%, 0.85% and 0.75%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  143      $  112       $ 81       $ 66
   Year 3                                       $  443      $  350       $252       $208
   Year 5                                       $  766      $  606       $439       $362
   Year 10                                      $1,680      $1,340       $978       $810


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  143      $  112       $ 81       $ 66
   Year 3                                       $  443      $  350       $252       $208
   Year 5                                       $  766      $  606       $439       $362
   Year 10                                      $1,680      $1,340       $978       $810


 26                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

     -  the company's business franchise is temporarily mispriced,

     -  the market under-values the new product pipelines,

     - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

     -  the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

     -  target prices are achieved,

     -  fundamental expectations are not met,

     -  a company's prospects become less appealing, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

THE HARTFORD MUTUAL FUNDS                                                     27

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 28                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.



The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 40%
  30
  20
  10
                2.21%                 31.71%     12.46%     12.41%     10.76%
   0
 -10
                          -17.02%
 -20

                 2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 22.27% (2nd quarter, 2003) and the lowest quarterly return was -14.77% (2nd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                                     LIFE OF
                                                                      FUND
                                                                     (SINCE
                                               1 YEAR    5 YEARS    05/01/00)
   Class Y Return Before Taxes                 10.76%     8.88%      13.42%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%     6.19%       1.30%(1)
   Goldman Sachs Health Care Index (reflects
   no deduction for fees, expenses or taxes)    5.42%     4.09%       5.09%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Return is from 4/30/2000 - 12/31/2006.

THE HARTFORD MUTUAL FUNDS                                                     29

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                           0.89%       0.89%       0.89%       0.89%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(2)                            0.29%       0.24%       0.18%       0.09%
   Total annual operating expenses(1)(2)(3)     1.68%       1.38%       1.07%       0.98%



(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.99% to 0.89%.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.85%, 1.55%, 1.25% and 1.20%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  171      $  141      $  109     $  100
   Year 3                                       $  530      $  437      $  340     $  312
   Year 5                                       $  913      $  755      $  590     $  542
   Year 10                                      $1,987      $1,657      $1,306     $1,201


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  171      $  141      $  109     $  100
   Year 3                                       $  530      $  437      $  340     $  312
   Year 5                                       $  913      $  755      $  590     $  542
   Year 10                                      $1,987      $1,657      $1,306     $1,201


 30                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Global Leaders Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.


Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $294 million to $447 billion.


The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     31

                                                THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.



The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 50%
  40
  30
  20
  10
               48.39%                              35.68%   19.04%   2.31%    13.80%
   0
 -10
                        -6.84%  -16.91%  -20.03%
 -20
 -30

                1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 32.04% (4th quarter, 1999) and the lowest quarterly return was -19.86% (3rd quarter, 2002).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                                     LIFE OF
                                                                      FUND
                                                                     (SINCE
                                               1 YEAR    5 YEARS    09/30/98)
   Class Y Return Before Taxes                 13.80%    8.50%       10.35%
   Morgan Stanley Capital International World
   Growth Index (reflects no deduction for
   fees, expenses or taxes)                    15.48%    7.80%        4.58%



INDEX: The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.


 32                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None       None
   Exchange fees                                                None        None        None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.82%       0.82%       0.82%      0.82%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None       None
   Other expenses(1)                                           0.36%       0.31%       0.25%      0.11%
   Total annual operating expenses(1)(2)                       1.68%       1.38%       1.07%      0.93%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.73%, 1.43%, 1.13% and 1.20%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  171      $  141      $  109     $   95
   Year 3                                       $  530      $  437      $  340     $  296
   Year 5                                       $  913      $  755      $  590     $  515
   Year 10                                      $1,987      $1,657      $1,306     $1,143


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  171      $  141      $  109     $   95
   Year 3                                       $  530      $  437      $  340     $  296
   Year 5                                       $  913      $  755      $  590     $  515
   Year 10                                      $1,987      $1,657      $1,306     $1,143


THE HARTFORD MUTUAL FUNDS                                                     33

THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business management, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

 34                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 40%
  30
  20
  10              33.22%          12.40%           4.62%           4.74%
   0

                   2003            2004            2005            2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 16.64% (2nd quarter, 2003) and the lowest quarterly return was -7.55% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                            LIFE OF FUND
                                               1 YEAR    (SINCE 02/19/02)(1)
   Class Y Return Before Taxes                 4.74%            5.61%
   Russell 1000 Growth Index (reflects no
   deduction for fees, expenses or taxes)      9.07%            4.07%(2)


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


(1) Class Y shares commenced operations on February 19, 2002.



(2) Return is from 2/28/2002 - 12/31/2006.


THE HARTFORD MUTUAL FUNDS                                                     35

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None        None
   Exchange fees                                                None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.73%       0.73%       0.73%       0.73%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None        None
   Other expenses(1)                                           0.32%       0.27%       0.21%       0.10%
   Total annual operating expenses(1)(2)                       1.55%       1.25%       0.94%       0.83%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expense and extraordinary expenses, to 1.58%, 1.28%, 0.98% and 1.00%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  158      $  127      $   96     $   85
   Year 3                                       $  490      $  397      $  300     $  265
   Year 5                                       $  845      $  686      $  520     $  460
   Year 10                                      $1,845      $1,511      $1,155     $1,025


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  158      $  127      $   96     $   85
   Year 3                                       $  490      $  397      $  300     $  265
   Year 5                                       $  845      $  686      $  520     $  460
   Year 10                                      $1,845      $1,511      $1,155     $1,025


 36                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     37

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 50%
  40
  30
  20
  10              44.44%          16.83%          16.16%          11.83%
   0

                   2003            2004            2005            2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 21.19% (2nd quarter, 2003) and the lowest quarterly return was -6.06% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                            LIFE OF FUND
                                               1 YEAR    (SINCE 02/19/02)(1)
   Class Y Return Before Taxes                 11.83%          11.20%
   Russell 3000 Growth Index (reflects no
   deduction for fees, expenses or taxes)       9.46%           4.48%(2)


INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


(1) Class Y shares commenced operations on February 19, 2002.



(2) Return is from 2/28/2002 - 12/31/2006.


 38                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None        None
   Exchange fees                                                None        None        None        None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.74%       0.74%       0.74%       0.74%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None        None
   Other expenses(1)                                           0.33%       0.28%       0.22%       0.11%
   Total annual operating expenses(1)(2)                       1.57%       1.27%       0.96%       0.85%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.61%, 1.31%, 1.01% and 1.00%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  160      $  129      $   98     $   87
   Year 3                                       $  496      $  403      $  306     $  271
   Year 5                                       $  855      $  697      $  531     $  471
   Year 10                                      $1,867      $1,534      $1,178     $1,049


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  160      $  129      $   98     $   87
   Year 3                                       $  496      $  403      $  306     $  271
   Year 5                                       $  855      $  697      $  531     $  471
   Year 10                                      $1,867      $1,534      $1,178     $1,049


THE HARTFORD MUTUAL FUNDS                                                     39

THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund will invest no more than 25% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.


To achieve its goal of high current income, Hartford Investment Management's High Yield Team uses what is sometimes referred to as a "bottom-up" analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assesses such factors as an issuer's business environment, as well as its financial statements, earnings/cash flow, the quality of its management team and its capital structure. Hartford Investment Management's economic outlook is also an important input in overlaying a "top-down" view of the economy in the construction of fund's interest rate and credit risk exposure.


The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such

 40                                                    THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     41

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 30%
  25
  20
  15
  10
   5
               3.98%    1.04%    3.27%             24.86%   7.55%    1.50%    11.34%
   0
  -5
                                          -7.51%
 -10

                1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 9.32% (2nd quarter, 2003) and the lowest quarterly return was -5.85% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                                   LIFE OF
                                                                    FUND
                                                                   (SINCE
                                               1 YEAR   5 YEARS   09/30/98)
   Class Y Return Before Taxes                 11.34%    7.01%      5.67%
   Lehman Brothers High Yield Corporate Index
   (reflects no deduction for fees, expenses
   or taxes)                                   11.85%   10.18%      6.50%


INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.

 42                                                    THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                           0.75%       0.75%       0.75%       0.75%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(2)                            0.33%       0.28%       0.22%       0.13%
   Total annual operating expenses(1)(2)(3)     1.58%       1.28%       0.97%       0.88%



(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, the management fee is 0.55% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class R3, Class R4, Class R5 or Class Y shares of the fund, are 1.38%, 1.08%, 0.77% and 0.68%, respectively.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.40%, 1.10%, 0.85% and 0.75%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  161      $  130      $   99     $   90
   Year 3                                       $  499      $  406      $  309     $  281
   Year 5                                       $  860      $  702      $  536     $  488
   Year 10                                      $1,878      $1,545      $1,190     $1,084


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  161      $  130      $   99     $   90
   Year 3                                       $  499      $  406      $  309     $  281
   Year 5                                       $  860      $  702      $  536     $  488
   Year 10                                      $1,878      $1,545      $1,190     $1,084


THE HARTFORD MUTUAL FUNDS                                                     43

THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") and S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.



In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk or for other investment purposes.


There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.


Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select securities by assessing such factors as security structure, break even inflation rates, an issuer's business environment, balance sheet, income statement, anticipated earnings and management team.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest

 44                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

THE HARTFORD MUTUAL FUNDS                                                     45

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 10%
   5
                     7.45%                2.19%
   0
  -5
                                                               -0.01%

                      2004                 2005                 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 4.87% (1st quarter, 2004) and the lowest quarterly return was -3.31% (2nd quarter, 2004).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                            LIFE OF FUND
                                               1 YEAR    (SINCE 11/28/03)(1)
   Class Y Return Before Taxes                 -0.01%           3.36%
   Lehman Brothers U.S. TIPS Index (reflects
   no deduction for fees, expenses or taxes)    0.49%           5.60%(2)


INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.


(1) Class Y shares commenced operations on November 28, 2003.



(2) Return is from 11/30/2003 - 12/31/2006.


 46                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None        None
   Exchange fees                                                None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                          0.58%       0.58%       0.58%       0.58%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None        None
   Other expenses(2)                                           0.31%       0.26%       0.20%       0.10%
   Total annual operating expenses(1)(2)(3)                    1.39%       1.09%       0.78%       0.68%


(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, the management fee is 0.48% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class R3, Class R4, Class R5 or Class Y shares of the fund are 1.29%, 0.99%, 0.68% and 0.58%, respectively.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses to 1.25%, 1.00%, 0.85% and 0.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses to 1.25%, 1.00%, 0.76% and 0.60%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  142      $  111       $ 80       $ 69
   Year 3                                       $  440      $  347       $249       $218
   Year 5                                       $  761      $  601       $433       $379
   Year 10                                      $1,669      $1,329       $966       $847

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  142      $  111       $ 80       $ 69
   Year 3                                       $  440      $  347       $249       $218
   Year 5                                       $  761      $  601       $433       $379
   Year 10                                      $1,669      $1,329       $966       $847

THE HARTFORD MUTUAL FUNDS                                                     47

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $294 million to $241 billion.


The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 48                                                    THE HARTFORD MUTUAL FUNDS

                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 60%
  45
  30
  15
                              49.73%       23.81%       6.07%        23.40%
   0
 -15
                -18.46%
 -30

                  2002         2003         2004         2005         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 25.08% (2nd quarter, 2003) and the lowest quarterly return was -21.70% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                                   LIFE OF
                                                                    FUND
                                                                   (SINCE
                                               1 YEAR   5 YEARS   04/30/01)
   Class Y Return Before Taxes                 23.40%   14.61%      9.64%
   MSCI EAFE Growth Index (reflects no
   deduction for fees, expenses or taxes)      22.69%   12.63%      7.85%



INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     49

                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS R3   CLASS R4   CLASS R5   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None       None       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None       None       None       None
   Exchange fees                                                None       None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.90%      0.90%      0.90%      0.90%
   Distribution and service (12b-1) fees                       0.50%      0.25%       None       None
   Other expenses(1)                                           0.43%      0.38%      0.32%      0.16%
   Total annual operating expenses(1)(2)                       1.83%      1.53%      1.22%      1.06%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, to 1.85%, 1.55%, 1.25% and 1.20%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  186      $  156      $  124     $  108
   Year 3                                       $  576      $  483      $  387     $  337
   Year 5                                       $  990      $  834      $  670     $  585
   Year 10                                      $2,148      $1,824      $1,477     $1,294


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  186      $  156      $  124     $  108
   Year 3                                       $  576      $  483      $  387     $  337
   Year 5                                       $  990      $  834      $  670     $  585
   Year 10                                      $2,148      $1,824      $1,477     $1,294


 50                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. Wellington Management seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to short-term issues. This proprietary research takes into account each company's long-term history as well as Wellington Management's analysts' forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.


The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in large and mid capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the MSCI AC World ex US Index. As of December 31, 2006, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $106 million and $272 billion.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     51

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.



The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 40%
  30
  20
  10
               1.31%    13.11%   39.63%                              32.06%   17.90%   14.27%   24.34%
   0
 -10
                                         -15.19%  -18.32%  -19.92%
 -20

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 22.37% (4th quarter, 1999) and the lowest quarterly return was -22.38% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes                 24.34%   12.11%     6.98%
   MSCI AC World ex US Index (reflects no
   deduction for fees, expenses or taxes)      27.16%   16.87%     8.59%



INDEX: The Morgan Stanley Capital International All Country World ex US Index ("MSCI AC World ex US Index") is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.


 52                                                    THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None        None
   Exchange fees                                                None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.85%       0.85%       0.85%       0.85%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None        None
   Other expenses(1)                                           0.41%       0.36%       0.30%       0.17%
   Total annual operating expenses(1)(2)                       1.76%       1.46%       1.15%       1.02%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, 1.82%, 1.52%, 1.22% and 1.20%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  179      $  149      $  117     $  104
   Year 3                                       $  554      $  462      $  365     $  325
   Year 5                                       $  954      $  797      $  633     $  563
   Year 10                                      $2,073      $1,746      $1,398     $1,248


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  179      $  149      $  117     $  104
   Year 3                                       $  554      $  462      $  365     $  325
   Year 5                                       $  954      $  797      $  633     $  563
   Year 10                                      $2,073      $1,746      $1,398     $1,248


THE HARTFORD MUTUAL FUNDS                                                     53

THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

 54                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 10%
   5           5.23%    5.16%    4.80%    6.00%    3.76%    1.60%    0.69%    0.88%    2.78%    4.56%
   0

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 1.54% (4th quarter, 2000) and the lowest quarterly return was 0.14% (2nd quarter, 2004).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR    5 YEARS    10 YEARS
   Class Y Return Before Taxes                 4.56%     2.09%       3.53%
   60-Day Treasury Bill Index (reflects no
   deductions for fees, expenses or taxes)     4.67%     2.34%       3.60%



INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     55

                                                  THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None        None        None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None        None        None        None
   Exchange fees                                                None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.50%       0.50%       0.50%       0.50%
   Distribution and service (12b-1) fees                       0.50%       0.25%        None        None
   Other expenses(1)                                           0.32%       0.27%       0.21%       0.11%
   Total annual operating expenses(1)(2)                       1.32%       1.02%       0.71%       0.61%


(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses to 1.25%, 1.00%, 0.85% and 0.75%, respectively. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, to 1.20%, 0.90%, 0.60% and 0.55%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  134      $  104       $ 73       $ 62
   Year 3                                       $  418      $  325       $227       $195
   Year 5                                       $  723      $  563       $395       $340
   Year 10                                      $1,590      $1,248       $883       $762

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  134      $  104       $ 73       $ 62
   Year 3                                       $  418      $  325       $227       $195
   Year 5                                       $  723      $  563       $395       $340
   Year 10                                      $1,590      $1,248       $883       $762

 56                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Small Company Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $39 million and $4 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.


A key tenet of Hartford Investment Management team's investment philosophy is that earnings growth drives stock prices. The team believes that companies with superior earnings growth potential are most often found in industries experiencing secular up-trends or "tailwinds." To identify stocks with superior potential for earnings growth, the investment management team will combine a "bottom-up" approach with top-down industry analysis. Key investment themes, industry trends, and companies will be identified through this fundamental analysis. Fundamental analysis involves meeting with a company's management, assessing its competitive and financial position and projecting earnings power and future stock prices based on a number of valuation disciplines.


Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:

     -  have potential for above-average earnings growth,

     -  are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     57

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

Part of the performance of the fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the fund. The effect of IPOs on the fund's performance depends on a variety of factors including the number of IPOs that the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on the fund's performance.



Hartford Investment Management became a sub-adviser effective June 2006. Performance information represents performance of a previous sub-adviser. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 75%
  60
  45
  30
  15
               19.69%   11.05%   66.37%                              56.18%   11.90%   21.05%   14.21%
   0
 -15
                                         -12.64%  -15.39%  -30.27%
 -30
 -45

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 35.99% (4th quarter, 1999) and the lowest quarterly return was -23.61% (3rd quarter, 2001).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                    1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes                      14.21%   10.99%     10.65%
   Russell 2000 Growth Index (reflects no
   deduction for fees, expenses or taxes)           13.35%    6.93%      4.88%



INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.


 58                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.83%       0.83%       0.83%       0.83%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(1)                            0.33%       0.28%       0.22%       0.11%
   Total annual operating expenses(1)(2)        1.66%       1.36%       1.05%       0.94%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, to 1.65%, 1.35%, 1.05% and 1.00%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  169      $  138      $  107     $   96
   Year 3                                       $  523      $  431      $  334     $  300
   Year 5                                       $  902      $  745      $  579     $  520
   Year 10                                      $1,965      $1,635      $1,283     $1,155


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  169      $  138      $  107     $   96
   Year 3                                       $  523      $  431      $  334     $  300
   Year 5                                       $  902      $  745      $  579     $  520
   Year 10                                      $1,965      $1,635      $1,283     $1,155


THE HARTFORD MUTUAL FUNDS                                                     59

THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $39 million and $4 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.


In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fund managed by Wellington Management, invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.



Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.


--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment. If a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions

 60                                                    THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

ranging from tax code changes to governmental collapse.


The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.


THE HARTFORD MUTUAL FUNDS                                                     61

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


Hartford Investment Management became a sub-adviser effective November 2006. Performance information represents performance of previous sub-advisers.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 60%
  50
  40
  30
  20
  10              49.94%          15.57%          10.20%           5.85%
   0

                   2003            2004            2005            2006


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 25.53% (2nd quarter, 2003) and the lowest quarterly return was -8.19% (2nd quarter, 2006).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                            LIFE OF FUND
                                               1 YEAR    (SINCE 02/19/02)(1)
   Class Y Return Before Taxes                  5.85%           9.59%
   Russell 2000 Growth Index (reflects no
   deduction for fees, expenses or taxes)      13.35%           9.49%(2)


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.


(1) Class Y shares commenced operations on February 19, 2002.



(2) Return is from 2/28/2002 - 12/31/2006.


 62                                                    THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.80%       0.80%       0.80%       0.80%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(1)                            0.32%       0.27%       0.21%       0.12%
   Total annual operating expenses(1)(2)        1.62%       1.32%       1.01%       0.92%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.65%, 1.35%, 1.05% and 1.10%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  165      $  134      $  103     $   94
   Year 3                                       $  511      $  418      $  322     $  293
   Year 5                                       $  881      $  723      $  558     $  509
   Year 10                                      $1,922      $1,590      $1,236     $1,131


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  165      $  134      $  103     $   94
   Year 3                                       $  511      $  418      $  322     $  293
   Year 5                                       $  881      $  723      $  558     $  509
   Year 10                                      $1,922      $1,590      $1,236     $1,131


THE HARTFORD MUTUAL FUNDS                                                     63

THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL.  The Hartford Stock Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


In general, the fund seeks to invest in companies that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion.


The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 64                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.

The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

--------------------------------------------------------------------------------

 40%
  30
  20
  10
               32.33%   31.80%   22.91%                              26.03%   3.78%    9.36%    14.36%
   0
 -10
                                          -4.64%  -13.31%  -24.04%
 -20
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 20.36% (4th quarter, 1998) and the lowest quarterly return was -17.11% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR    5 YEARS    10 YEARS
   Class Y Return Before Taxes                 14.36%    4.44%       8.21%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%       8.42%



INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     65

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS R3   CLASS R4   CLASS R5   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None       None       None      None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None       None       None      None
   Exchange fees                                                None       None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                          0.72%      0.72%      0.72%     0.73%
   Distribution and service (12b-1) fees                       0.50%      0.25%       None      None
   Other expenses(2)                                           0.32%      0.27%      0.21%     0.10%
   Total annual operating expenses(1)(2)(3)                    1.54%      1.24%      0.93%     0.83%



(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, the management fee is 0.67% for Class R3, Class R4 and Class R5, and 0.68% for Class Y, and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class R3, Class R4, Class R5 or Class Y shares of the fund are 1.49%, 1.19%, 0.88% and 0.78%, respectively.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.53%, 1.23% and 0.93%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  157      $  126      $   95     $   85
   Year 3                                       $  486      $  393      $  296     $  265
   Year 5                                       $  839      $  681      $  515     $  460
   Year 10                                      $1,834      $1,500      $1,143     $1,025

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  157      $  126      $   95     $   85
   Year 3                                       $  486      $  393      $  296     $  265
   Year 5                                       $  839      $  681      $  515     $  460
   Year 10                                      $1,834      $1,500      $1,143     $1,025

 66                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.



The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.



Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.


Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

THE HARTFORD MUTUAL FUNDS                                                     67

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

 68                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 15%
  10
   5
               11.30%   7.98%             11.83%   8.20%    9.92%    7.61%    4.39%    2.16%    4.40%
   0
  -5
                                 -2.31%

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 4.25% (4th quarter, 2000) and the lowest quarterly return was -2.25% (2nd quarter, 2004).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes                 4.40%     5.66%     6.46%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                   4.33%     5.06%     6.24%



INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     69

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None        None
   Exchange fees                                 None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                           0.54%       0.54%       0.54%       0.54%
   Distribution and service (12b-1) fees        0.50%       0.25%        None        None
   Other expenses(2)                            0.31%       0.26%       0.20%       0.08%
   Total annual operating expenses(1)(2)(3)     1.35%       1.05%       0.74%       0.62%



(1) HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.62% to 0.54%.



(2) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes.



(3) HIFSCO has agreed to limit permanently the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses to 1.25%, 1.00%, 0.85% and 0.75%, respectively.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  137      $  107       $ 76       $ 63
   Year 3                                       $  428      $  334       $237       $199
   Year 5                                       $  739      $  579       $411       $346
   Year 10                                      $1,624      $1,283       $918       $774


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  137      $  107       $ 76       $ 63
   Year 3                                       $  428      $  334       $237       $199
   Year 5                                       $  739      $  579       $411       $346
   Year 10                                      $1,624      $1,283       $918       $774


 70                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion that have below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.


--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.


Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     71

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 30%
  20
  10
                              27.88%       10.10%       8.03%        21.44%
   0
 -10
                -22.80%
 -20
 -30

                  2002         2003         2004         2005         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 16.57% (2nd quarter, 2003) and the lowest quarterly return was -19.93% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                                   LIFE OF
                                                                    FUND
                                                                   (SINCE
                                               1 YEAR   5 YEARS   04/30/01)
   Class Y Return Before Taxes                 21.44%    7.35%      6.25%
   Russell 1000 Value Index (reflects no
   deduction for fees, expenses or taxes)      22.25%   10.86%     11.00%


INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

 72                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS R3   CLASS R4   CLASS R5   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None       None       None       None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None       None       None       None
   Exchange fees                                                None       None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.80%      0.80%      0.80%      0.80%
   Distribution and service (12b-1) fees                       0.50%      0.25%       None       None
   Other expenses(1)                                           0.34%      0.29%      0.23%      0.12%
   Total annual operating expenses(1)(2)                       1.64%      1.34%      1.03%      0.92%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.65%, 1.35%, 1.05% and 1.00%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  167      $  136      $  105     $   94
   Year 3                                       $  517      $  425      $  328     $  293
   Year 5                                       $  892      $  734      $  569     $  509
   Year 10                                      $1,944      $1,613      $1,259     $1,131


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  167      $  136      $  105     $   94
   Year 3                                       $  517      $  425      $  328     $  293
   Year 5                                       $  892      $  734      $  569     $  509
   Year 10                                      $1,944      $1,613      $1,259     $1,131


THE HARTFORD MUTUAL FUNDS                                                     73

THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, the issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:


     -  high fundamental investment value,

     -  a strong management team, and

     -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

 74                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR



--------------------------------------------------------------------------------


 50%
  40
  30
  20
  10              41.06%          18.16%           7.80%          17.99%
   0

                   2003            2004            2005            2006


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 21.84% (2nd quarter, 2003) and the lowest quarterly return was -5.50% (1st quarter, 2003).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                                 LIFE OF FUND
                                                    1 YEAR    (SINCE 02/19/02)(1)
   Class Y Return Before Taxes                      17.99%          11.19%
   Russell 3000 Value Index (reflects no deduction
   for fees, expenses or taxes)                     22.34%          11.71%(1)
   Russell 1000 Value Index (reflects no deduction
   for fees, expenses or taxes)                     22.25%          11.40%(2)


INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.


(1) Class Y shares commenced operations on February 19, 2002.



(2) Return is from 2/28/2002 - 12/31/2006.


THE HARTFORD MUTUAL FUNDS                                                     75

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                        CLASS
                                               CLASS R3    CLASS R4      R5       CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None       None
   Exchange fees                                 None        None        None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.87%       0.87%       0.87%      0.87%
   Distribution and service (12b-1) fees        0.50%       0.25%        None       None
   Other expenses(1)                            0.36%       0.31%       0.25%      0.13%
   Total annual operating expenses(1)(2)        1.73%       1.43%       1.12%      1.00%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.65%, 1.35%, 1.05% and 1.25%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  176      $  146      $  114     $  102
   Year 3                                       $  545      $  452      $  356     $  318
   Year 5                                       $  939      $  782      $  617     $  552
   Year 10                                      $2,041      $1,713      $1,363     $1,225


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  176      $  146      $  114     $  102
   Year 3                                       $  545      $  452      $  356     $  318
   Year 5                                       $  939      $  782      $  617     $  552
   Year 10                                      $2,041      $1,713      $1,363     $1,225


 76                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD EQUITY GROWTH ALLOCATION FUND

(FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds (both domestic and international equity funds) based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in equity funds, although this percentage may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.



The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.


UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS

The Hartford Floating Rate Fund


The Hartford Money Market Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.


UNDERLYING FUNDS AS OF
DECEMBER 31, 2006



DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Select MidCap Value Fund

The Hartford Small Company Fund

The Hartford SmallCap Value Fund


The Hartford Value Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

THE HARTFORD MUTUAL FUNDS                                                     77

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

                       (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)

--------------------------------------------------------------------------------

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk and value investing risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Because the fund, through an Underlying Fund, may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

 78                                                    THE HARTFORD MUTUAL FUNDS

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

                       (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)

--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. Because the fund does not offer Class Y shares, the bar chart and table below reflect performance for Class A shares of the fund and indicate the risks of investing in the fund. (Class A shares are not offered in this prospectus). The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. No sales charges are applied to shares of Class R3, Class R4 and Class R5.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R4 and Class R5 shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares while the actual returns of the Class R3 shares would have been lower.

The table shows returns for Class A shares on a before-tax basis. Returns are shown for only Class A shares and will vary for Class R3, Class R4 and Class R5 shares.


All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS A TOTAL RETURNS


BY CALENDAR YEAR



--------------------------------------------------------------------------------


 20%
  15
  10
   5                      8.12%                          14.38%
   0

                           2005                           2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 8.29% (4th quarter, 2006) and the lowest quarterly return was -3.19% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                           LIFE OF FUND
                                               1 YEAR    (SINCE 05/28/04)
   Class A Return Before Taxes                  8.09%         11.28%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%         11.57%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2006

THE HARTFORD MUTUAL FUNDS                                                     79

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND

                       (FORMERLY THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                              CLASS R3   CLASS R4    CLASS R5
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None       None        None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None       None        None
   Exchange fees                                                None       None        None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.15%      0.15%       0.15%
   Distribution and service (12b-1) fees                       0.50%      0.25%        None
   Other expenses(1)                                           0.30%      0.25%       0.19%
   Acquired Fund fees and expenses                             0.93%      0.93%       0.93%
   Total annual operating expenses(1)(2)                       1.88%      1.58%       1.27%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including Underlying Fund fees and expenses, of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.85%, 1.55% and 1.25%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5
   Year 1                                       $  191      $  161      $  129
   Year 3                                       $  591      $  499      $  403
   Year 5                                       $1,016      $  860      $  697
   Year 10                                      $2,201      $1,878      $1,534


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5
   Year 1                                       $  191      $  161      $  129
   Year 3                                       $  591      $  499      $  403
   Year 5                                       $1,016      $  860      $  697
   Year 10                                      $2,201      $1,878      $1,534


 80                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 80% of assets in equity funds and approximately 20% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.



The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.


UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.


UNDERLYING FUNDS AS OF
DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund

The Hartford Value Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS

The Hartford Global Leaders Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

THE HARTFORD MUTUAL FUNDS                                                     81

                                             THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------

FIXED INCOME FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund

The Hartford Total Return Bond Fund


The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government and corporate securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

 82                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. Because the fund does not offer Class Y shares, the bar chart and table below reflect performance for Class A shares of the fund and indicate the risks of investing in the fund. (Class A shares are not offered in this prospectus). The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. No sales charges are applied to shares of Class R3, Class R4 and Class R5.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R4 and Class R5 shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares while the actual returns of the Class R3 shares would have been lower.

The table shows returns for Class A shares on a before-tax basis. Returns are shown for only Class A shares and will vary for Class R3, Class R4 and Class R5 shares.


All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURN

BY CALENDAR YEAR



--------------------------------------------------------------------------------


 20%
  10                      7.29%                          12.02%
   0

                           2005                           2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 6.84% (4th quarter, 2006) and the lowest quarterly return was -2.80% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                           LIFE OF FUND
                                               1 YEAR    (SINCE 05/28/04)
   Class A Return Before Taxes                  5.86%          9.35%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%         11.57%(1)
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%          4.47%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2006.

THE HARTFORD MUTUAL FUNDS                                                     83

                                             THE HARTFORD GROWTH ALLOCATION FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                               CLASS R3    CLASS R4    CLASS R5
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                           None        None         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                    None        None         None
   Exchange fees                                   None        None         None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                                0.15%       0.15%        0.15%
   Distribution and service (12b-1) fees          0.50%       0.25%         None
   Other expenses(1)                              0.30%       0.25%        0.19%
   Acquired Fund fees and expenses                0.88%       0.88%        0.88%
   Total annual operating expenses(1)(2)          1.83%       1.53%        1.22%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including Underlying Fund fees and expenses, of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.81%, 1.51% and 1.21%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5
   Year 1                                       $  186      $  156      $  124
   Year 3                                       $  576      $  483      $  387
   Year 5                                       $  990      $  834      $  670
   Year 10                                      $2,148      $1,824      $1,477


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5
   Year 1                                       $  186      $  156      $  124
   Year 3                                       $  576      $  483      $  387
   Year 5                                       $  990      $  834      $  670
   Year 10                                      $2,148      $1,824      $1,477


 84                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Balanced Allocation Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in equity funds and approximately 40% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.



The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.


UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.


THE HARTFORD MUTUAL FUNDS                                                     85

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund


The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund

The Hartford Value Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund

The Hartford International Opportunities Fund


The Hartford International Small Company Fund



FIXED INCOME FUNDS

The Hartford Floating Rate Fund

The Hartford Income Fund

The Hartford Inflation Plus Fund

The Hartford Short Duration Fund

The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

 86                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

THE HARTFORD MUTUAL FUNDS                                                     87

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. Because the fund does not offer Class Y shares, the bar chart and table below reflect performance for Class A shares of the fund and indicate the risks of investing in the fund. (Class A shares are not offered in this prospectus). The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. No sales charges are applied to shares of Class R3, Class R4 and Class R5.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R4 and Class R5 shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares while the actual returns of the Class R3 shares would have been lower.

The table shows returns for Class A shares on a before-tax basis. Returns are shown for only Class A shares and will vary for Class R3, Class R4 and Class R5 shares.


All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS A TOTAL RETURNS


BY CALENDAR YEAR



--------------------------------------------------------------------------------


 15%
  10
   5                      6.31%                          10.60%
   0

                           2005                           2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 5.53% (4th quarter, 2006) and the lowest quarterly return was -2.34% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                               LIFE OF FUND
                                                    1 YEAR   (SINCE 05/28/04)
   Class A Return Before Taxes                       4.52%         7.63%
   S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                               15.78%        11.57%(1)
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses or
   taxes)                                            4.33%         4.47%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2006

 88                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                               CLASS R3    CLASS R4    CLASS R5
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None
   Exchange fees                                 None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.14%       0.14%       0.14%
   Distribution and service (12b-1) fees        0.50%       0.25%        None
   Other expenses(1)                            0.30%       0.25%       0.19%
   Acquired Fund fees and expenses              0.79%       0.79%       0.79%
   Total annual operating expenses (1)(2)       1.73%       1.43%       1.12%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including Underlying Fund fees and expenses, of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.78%, 1.48% and 1.18%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5
   Year 1                                       $  176      $  146      $  114
   Year 3                                       $  545      $  452      $  356
   Year 5                                       $  939      $  782      $  617
   Year 10                                      $2,041      $1,713      $1,363


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5
   Year 1                                       $  176      $  146      $  114
   Year 3                                       $  545      $  452      $  356
   Year 5                                       $  939      $  782      $  617
   Year 10                                      $2,041      $1,713      $1,363


THE HARTFORD MUTUAL FUNDS                                                     89

THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Conservative Allocation Fund seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds. The equity fund allocation is intended to add diversification and enhance returns. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying
Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in fixed income funds and approximately 40% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.



The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS

The Hartford Advisers Fund

The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.


 90                                                    THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

UNDERLYING FUNDS AS OF
DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Leaders Fund

The Hartford International Opportunities Fund



FIXED INCOME FUNDS

The Hartford Floating Rate Fund

The Hartford Income Fund

The Hartford Inflation Plus Fund

The Hartford Short Duration Fund

The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in securities of domestic and/or foreign companies.


The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest primarily in securities of domestic companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.


--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be

THE HARTFORD MUTUAL FUNDS                                                     91

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

 92                                                    THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. Because the fund does not offer Class Y shares, the bar chart and table below reflect performance for Class A shares of the fund and indicate the risks of investing in the fund. (Class A shares are not offered in this prospectus). The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. No sales charges are applied to shares of Class R3, Class R4 and Class R5.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R4 and Class R5 shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares while the actual returns of the Class R3 shares would have been lower.
The table shows returns for Class A shares on a before-tax basis. Returns are shown for only Class A shares and will vary for Class R3, Class R4 and Class R5 shares.

All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURN(S) BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 10%
   5                      4.68%                          8.46%
   0

                           2005                           2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 3.86% (4th quarter, 2006) and the lowest quarterly return was -1.56% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR
PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                           LIFE OF FUND
                                               1 YEAR    (SINCE 05/28/04)
   Class A Return Before Taxes                  2.49%          5.36%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%         11.57%(1)
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no
   deduction for fees, expenses or taxes)       4.33%          4.47%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2006

THE HARTFORD MUTUAL FUNDS                                                     93

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                               CLASS R3    CLASS R4    CLASS R5
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None
   Exchange fees                                 None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.15%       0.15%       0.15%
   Distribution and service (12b-1) fees        0.50%       0.25%        None
   Other expenses(1)                            0.30%       0.25%       0.19%
   Acquired Fund fees and expenses              0.75%       0.75%       0.75%
   Total annual operating expenses(1)(2)        1.70%       1.40%       1.09%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including Underlying Fund fees and expenses, of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.78%, 1.48% and 1.18%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5
   Year 1                                       $  173      $  143      $  111
   Year 3                                       $  536      $  443      $  347
   Year 5                                       $  923      $  766      $  601
   Year 10                                      $2,009      $1,680      $1,329


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5
   Year 1                                       $  173      $  143      $  111
   Year 3                                       $  536      $  443      $  347
   Year 5                                       $  923      $  766      $  601
   Year 10                                      $2,009      $1,680      $1,329


 94                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Income Allocation Fund seeks current income and, as a secondary objective, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goals through investment in a combination of fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, HIFSCO's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in fixed income funds. The fixed income funds in which the fund may invest will be comprised of fixed income funds investing in several asset classes of varying credit quality.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that HIFSCO believes will provide the most favorable outlook for achieving the fund's investment goal.


     - HIFSCO may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.



The Underlying Funds in which the fund may invest are listed below. HIFSCO may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.


UNDERLYING FUNDS


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund



The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.


UNDERLYING FUNDS AS OF DECEMBER 31, 2006


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by HIFSCO. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

THE HARTFORD MUTUAL FUNDS                                                     95

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.

Manager allocation risk refers to the possibility that HIFSCO could allocate assets in a manner that results in the fund underperforming its peers.

 96                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. Because the fund does not offer Class Y shares, the bar chart and table below reflect performance for Class A shares of the fund and indicate the risks of investing in the fund. (Class A shares are not offered in this prospectus). The bar chart shows how the fund's Class A shares total return has varied from year to year, while the table shows how the fund's Class A shares performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower. No sales charges are applied to shares of Class R3, Class R4 and Class R5.


The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R4 and Class R5 shares for the periods presented in the bar chart would have been higher than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares while the actual returns of the Class R3 shares would have been lower.
The table shows returns for Class A shares on a before-tax basis. Returns are shown for only Class A shares and will vary for Class R3, Class R4 and Class R5 shares.


All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS A TOTAL RETURN(S)
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)


--------------------------------------------------------------------------------


 10%
   5                      1.60%                          4.01%
   0

                           2005                           2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 2.57% (3rd quarter, 2006) and the lowest quarterly return was -0.69% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006
(INCLUDES SALES CHARGES)



                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 05/28/04)
   Class A Return Before Taxes                 -0.67%        1.48%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%        4.47%(1)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2006

THE HARTFORD MUTUAL FUNDS                                                     97

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                               CLASS R3    CLASS R4    CLASS R5
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None        None        None
   Exchange fees                                 None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.15%       0.15%       0.15%
   Distribution and service (12b-1) fees        0.50%       0.25%        None
   Other expenses(1)                            0.30%       0.25%       0.19%
   Acquired Fund fees and expenses              0.64%       0.64%       0.64%
   Total annual operating expenses(1)(2)        1.59%       1.29%       0.98%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including Underlying Fund fees and expenses, of the Class R3, Class R4 and Class R5 shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.59%, 1.29% and 0.99%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5
   Year 1                                       $  162      $  131      $  100
   Year 3                                       $  502      $  409      $  312
   Year 5                                       $  866      $  708      $  542
   Year 10                                      $1,889      $1,556      $1,201


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5
   Year 1                                       $  162      $  131      $  100
   Year 3                                       $  502      $  409      $  312
   Year 5                                       $  866      $  708      $  542
   Year 10                                      $1,889      $1,556      $1,201


 98                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Retirement Income Fund seeks current income and secondarily, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds, designed for investors in their retirement years. The fund does this by investing in a diversified combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 70% of assets in fixed income funds and approximately 30% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".


The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.


UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund

The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund

The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

THE HARTFORD MUTUAL FUNDS                                                     99

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.


UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund

The Hartford Growth Opportunities Fund


The Hartford Select MidCap Value Fund


The Hartford Small Company Fund

The Hartford Value Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS


The Hartford Global Leaders Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund

The Hartford Income Fund

The Hartford Inflation Plus Fund

The Hartford Short Duration Fund

The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on

 100                                                   THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


THE HARTFORD MUTUAL FUNDS                                                    101

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.



The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS Y TOTAL RETURNS

FOR CALENDAR YEAR 2006


--------------------------------------------------------------------------------

 10%
   5                                     5.88%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 2.84% (4th quarter, 2006) and the lowest quarterly return was -0.25% (2nd quarter, 2006).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/2006





                                                           LIFE OF FUND
                                               1 YEAR    (SINCE 09/30/05)
   Class Y Return Before Taxes                  5.88%          4.64%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%         14.28%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%          3.94%



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


 102                                                   THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                              CLASS R3   CLASS R4   CLASS R5   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                  None       None       None      None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None       None       None      None
   Exchange fees                                                 None       None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                              0.15%      0.15%      0.15%     0.15%
   Distribution and service (12b-1) fees                        0.50%      0.25%       None      None
   Other expenses(1)                                           16.31%     16.31%     16.31%    16.31%
   Acquired Fund fees and expenses(1)                           0.62%      0.62%      0.62%     0.62%
   Total annual operating expenses(1)(2)                       17.58%     17.33%     17.08%    17.08%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses including Underlying Fund fees and expenses, of the Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.60%, 1.30%, 1.00% and 0.90%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $1,647      $1,626      $1,605     $1,605
   Year 3                                       $4,347      $4,302      $4,256     $4,256
   Year 5                                       $6,409      $6,358      $6,306     $6,306
   Year 10                                      $9,682      $9,651      $9,619     $9,619


You would pay the following expenses if you did not redeem your shares:


        EXPENSES (WITHOUT REDEMPTION)          CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $1,647      $1,626      $1,605     $1,605
   Year 3                                       $4,347      $4,302      $4,256     $4,256
   Year 5                                       $6,409      $6,358      $6,306     $6,306
   Year 10                                      $9,682      $9,651      $9,619     $9,619


THE HARTFORD MUTUAL FUNDS                                                    103

THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2010 Fund's goal is to maximize total return and secondarily, to seek capital preservation.


PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2010, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2010. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 50% of assets in fixed income funds and approximately 50% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2010 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".


The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.


UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

 104                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.


UNDERLYING FUNDS AS OF
DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Select MidCap Value Fund


The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund

The Hartford Value Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS

The Hartford Global Leaders Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund

The Hartford Income Fund

The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2010 approaches. Therefore, the farther away the fund is from its target year of 2010, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2010, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances,

THE HARTFORD MUTUAL FUNDS                                                    105

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


 106                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.



The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



CLASS Y TOTAL RETURNS

FOR CALENDAR YEAR 2006


--------------------------------------------------------------------------------

 20%
  15
  10
   5                                     7.69%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 4.16% (4th quarter, 2006) and the lowest quarterly return was -1.02% (2nd quarter, 2006).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDING 12/31/2006



                                                           LIFE OF FUND
                                               1 YEAR    (SINCE 09/30/05)
   Class Y Return Before Taxes                  7.69%          6.63%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%         14.28%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%          3.94%



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    107

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                               CLASS R3   CLASS R4   CLASS R5   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None       None       None       None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None       None       None       None
   Exchange fees                                 None       None       None       None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.15%      0.15%      0.15%      0.15%
   Distribution and service (12b-1) fees        0.50%      0.25%       None       None
   Other expenses(1)                            7.82%      7.82%      7.82%      7.82%
   Acquired Fund fees and expenses(1)           0.72%      0.72%      0.72%      0.72%
   Total annual operating expenses(1)(2)        9.19%      8.94%      8.69%      8.69%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including Underlying Fund fees and expenses, of Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.65%, 1.35%, 1.05% and 0.95%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  900      $  876      $  853     $  853
   Year 3                                       $2,588      $2,527      $2,466     $2,466
   Year 5                                       $4,137      $4,050      $3,962     $3,962
   Year 10                                      $7,477      $7,363      $7,244     $7,244


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $  900      $  876      $  853     $  853
   Year 3                                       $2,588      $2,527      $2,466     $2,466
   Year 5                                       $4,137      $4,050      $3,962     $3,962
   Year 10                                      $7,477      $7,363      $7,244     $7,244


 108                                                   THE HARTFORD MUTUAL FUNDS

THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2020 Fund's goal is to maximize total return and secondarily, to seek capital preservation.


PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2020, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2020. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 35% of assets in fixed income funds and approximately 65% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2020 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".


The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.


UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund
The Hartford SmallCap Growth Fund

The Hartford Stock Fund

The Hartford Value Fund
The Hartford Value Opportunities Fund

THE HARTFORD MUTUAL FUNDS                                                    109

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.


UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund

The Hartford Value Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS

The Hartford Global Leaders Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund

The Hartford Income Fund

The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2020 approaches. Therefore, the farther away the fund is from its target year of 2020, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2020, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines

 110                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


THE HARTFORD MUTUAL FUNDS                                                    111

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.



The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
FOR CALENDAR YEAR 2006


--------------------------------------------------------------------------------

 20%
  15
  10
   5                                    10.12%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 5.40% (4th quarter, 2006) and the lowest quarterly return was -1.53% (2nd quarter, 2006).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDING 12/31/2006





                                                           LIFE OF FUND
                                               1 YEAR    (SINCE 09/30/05)
   Class Y Return Before Taxes                 10.12%          9.24%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%         14.28%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%          3.94%



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


 112                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                              CLASS R3   CLASS R4   CLASS R5   CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                  None       None       None      None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None       None       None      None
   Exchange fees                                                 None       None       None      None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                              0.15%      0.15%      0.15%     0.15%
   Distribution and service (12b-1) fees                        0.50%      0.25%       None      None
   Other expenses(1)                                            9.21%      9.21%      9.21%     9.21%
   Acquired Fund fees and expenses(1)                           0.76%      0.76%      0.76%     0.76%
   Total annual operating expenses(1)(2)                       10.62%     10.37%     10.12%    10.12%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including Underlying Fund fees and expenses, of the Class R3, Class R4 and Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.70%, 1.40%, 1.10%, and 1.00% respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $1,032      $1,009      $  986     $  986
   Year 3                                       $2,926      $2,868      $2,809     $2,809
   Year 5                                       $4,612      $4,532      $4,451     $4,451
   Year 10                                      $8,066      $7,971      $7,873     $7,873


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $1,032      $1,009      $  986     $  986
   Year 3                                       $2,926      $2,868      $2,809     $2,809
   Year 5                                       $4,612      $4,532      $4,451     $4,451
   Year 10                                      $8,066      $7,971      $7,873     $7,873


THE HARTFORD MUTUAL FUNDS                                                    113

THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2030 Fund's goal is to maximize total return and secondarily, to seek capital preservation.


PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2030, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2030. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 20% of assets in fixed income funds and approximately 80% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2030 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".


The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.


UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

 114                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.


UNDERLYING FUNDS AS OF
DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund

The Hartford Value Fund



GLOBAL AND INTERNATIONAL EQUITY FUNDS

The Hartford Global Leaders Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2030 approaches. Therefore, the farther away the fund is from its target year of 2030, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2030, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized

THE HARTFORD MUTUAL FUNDS                                                    115

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


 116                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. No performance information is provided for Class R3, Class R4 and Class R5 shares as those classes commenced operations on December 15, 2006. However, the bar chart and table below reflect performance for Class Y shares of the fund and indicate the risks of investing in the fund. The bar chart shows how the fund's Class Y shares total return has varied from year to year, while the table shows how the fund's Class Y shares performance over time compares to that of a broad-based market index. No sales charges are applied to shares of Class R3, Class R4, Class R5 and Class Y.



The annual return variability of the fund's Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been substantially similar to that shown for Class Y shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class R3, Class R4 and Class R5 shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class Y shares because of differences in the expenses borne by each class.


The table shows returns for Class Y shares on a before-tax basis. Returns are shown for only Class Y shares and will vary for Class R3, Class R4 and Class R5 shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
FOR CALENDAR YEAR 2006


--------------------------------------------------------------------------------

 15%
  10
   5                                    10.02%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 6.28% (4th quarter, 2006) and the lowest quarterly return was -2.09% (2nd quarter, 2006).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDING 12/31/2006





                                                               LIFE OF FUND
                                                    1 YEAR   (SINCE 09/30/05)
   Class Y Return Before Taxes                      10.02%         8.96%
   S&P 500 Index (reflects no deduction for fees,
   expenses or taxes)                               15.78%        14.28%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses or
   taxes)                                            4.33%         3.94%



INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    117

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                               CLASS R3    CLASS R4    CLASS R5    CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                          None        None        None        None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                   None        None        None        None
   Exchange fees                                  None        None        None        None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                               0.15%       0.15%       0.15%       0.15%
   Distribution and service (12b-1) fees         0.50%       0.25%        None        None
   Other expenses(1)                            13.47%      13.47%      13.47%      13.47%
   Acquired Fund fees and expenses(1)            0.78%       0.78%       0.78%       0.78%
   Total annual operating expenses(1)(2)        14.90%      14.65%      14.40%      14.40%



(1) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays. "Other expenses" also include an administrative services fee for third-party recordkeeping services that is payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5, respectively. Hartford Administrative Services Company, the fund's transfer agent, has agreed under a voluntary undertaking to waive any portion of the transfer agency fees over 0.35% of average daily net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses, including Underlying Fund fees and expenses, of Class R3, Class R4, Class R5 and Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.75%, 1.45%, 1.15% and 1.05%, respectively. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:


EXPENSES (WITH REDEMPTION)                     CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $1,416      $1,394      $1,372     $1,372
   Year 3                                       $3,842      $3,792      $3,742     $3,742
   Year 5                                       $5,811      $5,750      $5,687     $5,687
   Year 10                                      $9,262      $9,211      $9,159     $9,159


You would pay the following expenses if you did not redeem your shares:


EXPENSES (WITHOUT REDEMPTION)                  CLASS R3    CLASS R4    CLASS R5    CLASS Y
   Year 1                                       $1,416      $1,394      $1,372     $1,372
   Year 3                                       $3,842      $3,792      $3,742     $3,742
   Year 5                                       $5,811      $5,750      $5,687     $5,687
   Year 10                                      $9,262      $9,211      $9,159     $9,159


 118                                                   THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

With respect to the funds of funds, each fund of funds' share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund of funds to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds of funds invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds of funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund of funds allocates to each Underlying Fund.

The different types of securities, investments, and investment techniques used by each fund (or in the case of the funds of funds, the Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Floating Rate Fund, Income Fund, Inflation Plus Fund, Money Market Fund and Income Allocation Fund, may invest in equity securities (through certain Underlying Funds in the case of the funds of funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Advisers Fund, all of the Hartford Fixed Income Funds, and all of the funds of funds except the Equity Growth Allocation Fund (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


Money Market Fund will invest in high-quality market securities at all times as its principal investment strategy. From time to time, as part of its principal investment strategy, each other fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES



Each fund (other than the Money Market Fund) (through certain Underlying Funds in the case of a fund of funds) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund (through certain Underlying Funds in the case of a fund of funds) to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.



These techniques are also used to manage risk by hedging a fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio investments. Hedging techniques may not always be available to the funds (or in the case of a fund of funds, an Underlying Fund), and it may not always be feasible for a fund (or in the case of a fund of funds, an Underlying Fund) to use hedging techniques even when they are available.



Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund (through an Underlying Fund in the case of a fund of funds) could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself,


THE HARTFORD MUTUAL FUNDS                                                    119

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


may not perform the way a fund's (or in the case of a fund of funds, an Underlying Fund's) manager expected. As a result, the use of these techniques may result in losses to a fund (through an Underlying Fund in the case of a fund of funds) or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.



The use of derivatives is a principal investment strategy for the Inflation Plus Fund and Total Return Bond Fund only.


FOREIGN INVESTMENTS



Except as noted below, the funds (through certain Underlying Funds in the case of a fund of funds) may invest in securities of foreign issuers and non-dollar securities and loans as part of their principal investment strategy. The Money Market Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities, as part of its principal investment strategy.


Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund in the case of a fund of funds) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund in the case of a fund of funds) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS


Capital Appreciation Fund, Capital Appreciation II Fund, International Capital Appreciation Fund and International Opportunities Fund may invest in emerging markets as part of their principal investment strategy. All other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund and Money Market Fund, may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds in the case of a fund of funds) may also utilize derivative instruments, such as equity linked

 120                                                   THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES


Capital Appreciation II Fund, Global Health Fund, Growth Opportunities Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Advisers Fund, Capital Appreciation Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Global Leaders Fund, Growth Fund, High Yield Fund, International Capital Appreciation Fund, International Opportunities Fund, Stock Fund, Total Return Bond Fund, Value Fund and all of the funds of funds, except the Income Allocation Fund (through certain Underlying Funds), may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.


OTHER INVESTMENT COMPANIES




Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying

THE HARTFORD MUTUAL FUNDS                                                    121

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

securities in an ETF may not follow the price movements of an entire industry or sector.

Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.


Generally, a fund, other than a fund of funds with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result:
(1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.


ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


The following funds may have a relatively high portfolio turnover:

- Capital Appreciation II Fund

- Global Leaders Fund

- Growth Opportunities Fund

- High Yield Fund

- Inflation Plus Fund

- International Capital Appreciation Fund

- International Opportunities Fund

- SmallCap Growth Fund

- Small Company Fund

- Total Return Bond Fund

The other funds (except the funds of funds) may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for the Tax-Free Funds, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES


Disciplined Equity Fund, Equity Income Fund, Floating Rate Fund, Global Health Fund, High Yield Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Total Return Bond Fund and Equity Growth Allocation Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's

 122                                                   THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


"FUND OF FUNDS" STRUCTURE



The term "fund of funds" is used to describe mutual funds, such as the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the fund of funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you.



In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund. For example, HIFSCO and/or Hartford Investment Management may change the current asset allocation strategy among the Underlying Funds, or may invest in different funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. HIFSCO and Hartford Investment Management expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO and Hartford Investment Management attempt to minimize these costs. These transactions could increase or decrease the amount of gains, and could also affect the timing, amount and character of distributions.



It is the policy of HIFSCO and Hartford Investment Management to manage each fund in the best interests of its shareholders and to conduct the investment program for each fund without taking into account the profitability of any Underlying Fund or affiliate. However, management of the funds entails special potential conflicts of interest for HIFSCO and Hartford Investment Management because the funds of funds invest in affiliated Underlying Funds. In general, certain of the Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others. HIFSCO and Hartford Investment Management may therefore have an incentive to allocate more of a fund's assets to the more profitable of these Underlying Funds, and fewer assets to the less profitable of these Underlying Funds. To mitigate such conflicts HIFSCO and Hartford Investment Management have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds' board of directors.


SUMMARY COMPARISON OF THE FUNDS OF FUNDS


With respect to the nine funds of funds contained in this Prospectus, HIFSCO, in the case of the Asset Allocation Funds, and Hartford Investment Management, in the case of the Target Retirement Funds, invests each fund of funds' assets in a combination of other Hartford mutual funds: domestic and international equity funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocations among these fund types. HIFSCO or Hartford Investment Management, as the case may be, intends to manage each fund of funds according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, HIFSCO or Hartford Investment Management, as the case may be, may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.

The limitations regarding investment allocations placed on the Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund make these funds less flexible in their investment strategies than mutual funds not subject to such limitations. In addition, the asset allocations made by these funds may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors. Investors should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds. The farther away the Target Retirement 2010 Fund, Target Retirement 2020 Fund or Target Retirement

THE HARTFORD MUTUAL FUNDS                                                    123

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

2030 Fund is from its target maturity date, the more aggressive such fund's investment strategy may be considered.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund (through certain Underlying Funds in the case of a fund of funds) may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS



The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.


 124                                                   THE HARTFORD MUTUAL FUNDS

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER



Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $377.6 billion in assets as of December 31, 2006. At the same time, HIFSCO had over $41.9 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for each fund of funds and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS



There continues to be federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission (the "SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing.



To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of any of these matters or the initiation of any formal action by these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.



On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales.



In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. On January 30, 2007, the plaintiffs moved for leave to file a second amended complaint. The proposed second amended complaint would, among other things, eliminate the previously


THE HARTFORD MUTUAL FUNDS                                                    125

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


asserted claims against the funds' directors, the derivative claims and the state law claims. As of February 16, 2007, the court has not ruled on plaintiffs' motion. The defendants in the proposed second amended complaint include The Hartford Financial Services Group, Inc., Harford Investment Financial Services, LLC, Wellington Management Company, LLP, Hartford Investment Management Company, Hartford Securities Distribution Company, Inc., and PLANCO Financial Services Inc. This litigation is not expected to result in a material adverse effect on the funds.


THE INVESTMENT SUB-ADVISERS



Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Global Health Fund, Global Leaders Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority over approximately $575 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Retirement Income Fund, Small Company Fund, SmallCap Growth Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of September 30, 2006, Hartford Investment Management had investment management authority over approximately $131.2 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.


SOFT DOLLAR PRACTICES



The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under
Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.


MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

CAPITAL APPRECIATION II FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                         1.00%
Next $250 million                          0.95%
Next $500 million                          0.90%
Amount Over $1 billion                     0.85%

 126                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $100 million                         1.00%
Next $150 million                          0.80%
Amount Over $250 million                   0.70%

GLOBAL HEALTH FUND AND INTERNATIONAL CAPITAL APPRECIATION FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.90%
Next $500 million                          0.85%
Amount Over $1 billion                     0.80%

SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                         0.85%
Next $250 million                          0.80%
Next $500 million                          0.75%
Next $500 million                          0.70%
Amount Over $1.5 billion                   0.65%

GLOBAL LEADERS FUND AND INTERNATIONAL OPPORTUNITIES FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.85%
Next $500 million                          0.75%
Amount Over $1 billion                     0.70%

CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND, EQUITY INCOME FUND(1), STOCK FUND(2) AND VALUE FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.80%
Next $500 million                          0.70%
Amount Over $1 billion                     0.65%

(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.
(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.

DIVIDEND AND GROWTH FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.75%
Next $500 million                          0.65%
Amount Over $1 billion                     0.60%

HIGH YIELD FUND(3)

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.75%
Next $500 million                          0.65%
Next $4 billion                            0.60%
Next $5 billion                            0.58%
Amount Over $10 billion                    0.57%

(3) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.20% of the management fees until October 31, 2007.

ADVISERS FUND(4)



AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                        0.690%
Next $500 million                         0.625%
Amount Over $1 billion                    0.575%


(4) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.

FLOATING RATE FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.65%
Next $4.5 billion                          0.60%
Next $5 billion                            0.58%
Amount Over $10 billion                    0.57%


INFLATION PLUS FUND(5)



AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.60%
Next $4.5 billion                          0.55%
Next $5 billion                            0.53%
Amount Over $10 billion                    0.52%



(5) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.


TOTAL RETURN BOND FUND



AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                        0.550%
Next $500 million                         0.525%
Next $4 billion                           0.500%
Next $5 billion                           0.480%
Amount Over $10 billion                   0.470%


THE HARTFORD MUTUAL FUNDS                                                    127

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

MONEY MARKET FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.50%
Next $500 million                          0.45%
Next $4 billion                            0.40%
Next $5 billion                            0.38%
Amount Over $10 billion                    0.37%

EQUITY GROWTH ALLOCATION FUND, GROWTH ALLOCATION FUND, BALANCED ALLOCATION FUND, CONSERVATIVE ALLOCATION FUND, INCOME ALLOCATION FUND, RETIREMENT INCOME FUND, TARGET RETIREMENT 2010 FUND, TARGET RETIREMENT 2020 FUND AND TARGET RETIREMENT 2030 FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.15%
Amount Over $500 million                   0.10%

For each fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:


                                                 MANAGEMENT
FUND                                                FEES
----                                             ----------
The Hartford Advisers Fund                         0.62%
The Hartford Balanced Allocation Fund              0.19%
The Hartford Capital Appreciation Fund             0.66%
The Hartford Capital Appreciation II Fund          0.99%
The Hartford Conservative Allocation Fund          0.20%
The Hartford Disciplined Equity Fund               0.80%
The Hartford Dividend and Growth Fund              0.63%
The Hartford Equity Growth Allocation Fund
  (formerly The Hartford Aggressive Growth
  Allocation Fund)                                 0.20%
The Hartford Equity Income Fund                    0.79%
The Hartford Floating Rate Fund                    0.61%
The Hartford Global Health Fund                    0.99%
The Hartford Global Leaders Fund                   0.82%
The Hartford Growth Allocation Fund                0.20%
The Hartford Growth Fund                           0.73%
The Hartford Growth Opportunities Fund             0.74%
The Hartford High Yield Fund                       0.75%
The Hartford Income Allocation Fund                0.20%
The Hartford Inflation Plus Fund                   0.58%
The Hartford International Capital Appreciation
  Fund                                             1.00%
The Hartford International Opportunities Fund      0.85%
The Hartford Money Market Fund                     0.50%
The Hartford Retirement Income Fund                0.20%
The Hartford SmallCap Growth Fund                  0.80%
The Hartford Small Company Fund                    0.84%
The Hartford Stock Fund                            0.73%
The Hartford Target Retirement 2010 Fund           0.20%
The Hartford Target Retirement 2020 Fund           0.20%



                                                 MANAGEMENT
FUND                                                FEES
----                                             ----------
The Hartford Target Retirement 2030 Fund           0.20%
The Hartford Total Return Bond Fund                0.62%
The Hartford Value Fund                            0.80%
The Hartford Value Opportunities Fund              0.87%


A discussion regarding the basis for the boards of directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.

PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.


ADVISERS FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the equity portion of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.



Peter I. Higgins, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.


John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the fixed income and money market portion of the fund since 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.


Christopher L. Gootkind, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since March 2006. Mr. Gootkind joined Wellington Management as an investment professional in 2000.



CAPITAL APPRECIATION FUND Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio


 128                                                   THE HARTFORD MUTUAL FUNDS
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                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

manager of the fund since its inception (1996). Mr. Pannell joined Wellington Management as an investment professional in 1974.


Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since 1998.


CAPITAL APPRECIATION II FUND The fund has been managed by a team of Portfolio Managers since its inception in 2005. Each member of the team manages a portion of the fund. Decisions to vary the percentage of the fund's assets allocated to a sleeve will be made collectively by the team.

Value Opportunities



James H. Averill, PhD, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2005). Effective April 1, 2007, Mr. Averill will no longer be involved in portfolio management.



David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2005).


James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2005).


David W. Palmer, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since its inception (2005).


Growth Opportunities



Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1999. Mr. Carmen has been involved in portfolio management and securities analysis for the fund since its inception (2005).


Special Situations



Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since its inception (2005).


Global Equities


Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Capital Appreciation



Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1974. Mr. Pannell has been involved in portfolio management and securities analysis for the fund since its inception (2005).


DISCIPLINED EQUITY FUND James A. Rullo, Senior Vice President and Director of the Quantitative Investment Group of Wellington Management, has served as portfolio manager of the fund since its inception (1998). Mr. Rullo joined Wellington Management as an investment professional in 1994.


Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm in 1994 and has been an investment professional since 1996. Mr. Chally has been involved in portfolio management and securities analysis for the fund since its inception (1998).



DIVIDEND AND GROWTH FUND Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as co-manager of the fund from July, 2001 through September, 2001 and as portfolio manager of the fund since October, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.



EQUITY INCOME FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2003). Mr. Ryan joined Wellington Management as an investment professional in 1981.


FLOATING RATE FUND Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment

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
                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management. Mr. Bacevich is a co-manager of the Floating Rate Fund and the lead member of the Fund's management team.


John Connor, Senior Vice President and Credit Research Analyst of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since its inception (2005). Mr. Connor joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Connor was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management. Mr. Connor is a co-manager of the Floating Rate Fund and reports to Mr. Bacevich, as well as assumes responsibility for investment decisions in Mr. Bacevich's absence.


GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.


Joseph H. Schwartz, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the medical technology sector.



Jean M. Hynes, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the pharmaceutical and biotechnology sectors.


Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the healthcare services sector.


Kirk J. Mayer, CFA, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the imaging, genomics and biotechnology sectors.


Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector.


GLOBAL LEADERS FUND Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.



Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001.



Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the fund since March 2006. Prior to joining the firm, Mr. Hudson was a portfolio manager and analyst at American Century Investment Management (2000-2005).



GROWTH FUND Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.



John A. Boselli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Incorporated (1996-2002).



GROWTH OPPORTUNITIES FUND Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.



Mario E. Abularach, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio


 130                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


management and securities analysis for the fund since January 2006.


HIGH YIELD FUND The fund is co-managed by Mark Niland, James Serhant and Nasri Toutoungi.


Mark Niland, CFA, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.



James Serhant, CFA, Senior Vice President and Senior Investment Analyst of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Serhant joined Hartford Investment Management in 2005, and covers the high yield telecom, media and healthcare industries. Prior to joining the firm, he was a vice president and senior research analyst at Delaware Investments (2001-2005). From (1997-2000), he was vice president and senior fixed income research analyst at JP Morgan Securities, Inc.



Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.



INFLATION PLUS FUND  The fund is managed by John Hendricks and Timothy Wilhide.



John Hendricks, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Hendricks joined the Hartford Investment Management in 2005 as a fixed-income trader specializing in Treasury and agency securities. Mr. Hendricks is responsible for developing and implementing duration and yield curve strategies and is a member of the Investment Strategy Committee. Prior to joining Hartford Investment Management, Mr. Hendricks worked for Fidelity Capital Markets in Boston where his primary responsibility was proprietary trading strategies for the firm. Prior to Fidelity, Mr. Hendricks was a Vice President with State Street Bank in their Global Markets group. At State Street he was responsible for all risk trading activities related to Treasuries, agencies and mortgage-backed securities. Mr. Hendricks started his career in financial services as the senior government securities trader in the International Treasury Division of Bank of New England.


Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978.


INTERNATIONAL CAPITAL APPRECIATION FUND Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Offit joined Wellington Management as an investment professional in 1997.



Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001.



Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the fund since March 2006. Prior to joining the firm, Mr. Hudson was a portfolio manager and analyst at American Century Investment Management (2000-2005).



INTERNATIONAL OPPORTUNITIES FUND Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since December 2006 and has been involved in portfolio management and securities analysis of the fund since 2000. Mr. Choumenkovitch joined the firm as an investment professional in 1995.



MONEY MARKET FUND  The fund is managed by Robert Crusha and Adam Tonkinson.


Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 1, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.


Adam Tonkinson, Assistant Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since March 1, 2007. Mr. Tonkinson previously served as assistant portfolio manager of the fund since March 15, 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at


THE HARTFORD MUTUAL FUNDS                                                    131

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Massachusetts Water Resources Authority from 1998 to 1999.

SMALL COMPANY FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Hartford Investment Management Mark Waterhouse, Executive Vice President of Hartford Investment Management has served as portfolio manager of the fund since June 12, 2006. Mr. Waterhouse joined Hartford Investment Management in 2005. Prior to joining the firm, Mr. Waterhouse was partner and chief investment officer at Think Equity Capital (2003-2005) and a managing director at Moore Capital Management, LLC (2001-2003).


Wellington Management Company, LLP Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.



Stephen C. Mortimer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Mortimer has been involved in portfolio management and securities analyst for the fund since March 2006.



Mario E. Abularach, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006.


SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.


Hartford Investment Management Company Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



Wellington Management Company, LLP David J. Elliott, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.



Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2001.



STOCK FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.



Peter I. Higgins, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.


TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.


VALUE FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Ryan joined Wellington Management as an investment professional in 1981.



VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Effective April 1, 2007, David Palmer and David Fassnacht manage a portion of the fund based upon industry sectors which may vary from time to time. James Mordy will contribute investment ideas across all sectors. Allocations among various sectors are made collectively by the team.



James H. Averill, PhD, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2001). Effective April 1, 2007, Mr. Averill will no longer be involved in portfolio management.



David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio


 132                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


management and securities analysis for the fund since its inception (2001).



James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2001).



David W. Palmer, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since 2003.



EQUITY GROWTH ALLOCATION FUND The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



GROWTH ALLOCATION FUND  The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



BALANCED ALLOCATION FUND  The fund is managed by Edward C. Caputo and Hugh
Whelan.



Edward C. Caputo, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



CONSERVATIVE ALLOCATION FUND The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



INCOME ALLOCATION FUND  The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



RETIREMENT INCOME FUND  The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment


THE HARTFORD MUTUAL FUNDS                                                    133

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



TARGET RETIREMENT 2010 FUND The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



TARGET RETIREMENT 2020 FUND The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



TARGET RETIREMENT 2030 FUND The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.


 134                                                   THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS


CLASS R3


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 0.50%.

- Administrative Fee of 0.20%

CLASS R4


- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 0.25%.

- Administrative Fee of 0.15%

CLASS R5


- No front-end sales charge; all your money goes to work for you right away.

- No distribution and service (12b-1) fees.

- Administrative Fee of 0.10%

CLASS Y


- No front-end sales charge; all your money goes to work for you right away.

- No distribution and service (12b-1) fees.

- No Administrative Fee

Each class of shares of the funds has its own expense structure, which enables you to choose the share class (and pricing) that best meets your specific needs and circumstances. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus. In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial representative or plan administrator may receive different compensation depending on the share class that you invest in and you may receive different services in connection with investments in different classes of shares. Investors should consult with their financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that will be received by their financial intermediary in connection with each share class and other factors that may be relevant to the investor's decision as to the best share class in which to invest.

Class R3 and Class R4, have each adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other classes of shares of the funds may be offered from time to time through one or more separate prospectuses of the funds. Each class of shares of a fund represents an interest in the same portfolio of investments of a fund and generally has the same rights, except for the differing sales charges, distribution fees, service fees and any other expenses associated with each particular class of shares. In addition, each share class has exclusive voting rights with respect to any distribution plan and/or service plan for that class of shares. Further, some share classes may have different conversion rights or shareholder servicing options.

DISTRIBUTION ARRANGEMENTS



Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the NASD. Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.


DISTRIBUTION PLANS


Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class R3 and Class R4 shares of each fund.


CLASS R3 PLAN Pursuant to the Class R3 Plan, a fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from


THE HARTFORD MUTUAL FUNDS                                                    135

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.


CLASS R4 PLAN Pursuant to the Class R4 Plan, a fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive such service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.


GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.


The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.



ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors that are described below and in the funds' SAI. This additional compensation is not paid by you.



These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.



Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.



Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Other Compensation"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support


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materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. Incurred payments of Other Compensation did not exceed $770,000 per Financial Intermediary for the calendar year ended December 31, 2006.



Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.



For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $30.7 million in total Additional Payments, including Other Compensation (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries, of which approximately $13 million was incurred with respect to Edward D. Jones & Co., L.P.



As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation, to: A.G. Edwards & Sons, Inc., AIG Advisors Group (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc., ), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc., UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment


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Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street
Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.



In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.



ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to payments made in connection with the sale and distribution of the funds' shares (describe above) and administration and Rule 12b-1 fees paid by the funds, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below. This Servicing Compensation is not paid by you.



Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Currently, Fidelity (defined below) receives 0.35% of the average net assets attributable with respect to Class Y Shares of The Hartford Growth Fund, The Hartford International Capital Appreciation Fund and the Hartford SmallCap Growth Fund. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.



The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250,000 in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.



As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; and T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.



Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.


INVESTOR REQUIREMENTS


Class R3, R4 and R5 shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. Class R3, R4 and R5 shares also are available only to retirement plans where plan level or omnibus accounts are held on the books of the fund. Class R3, R4 and R5 shares

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are not available to retail nonretirement accounts, Traditional and Roth
Individual Retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans and 529 college savings plans.


Class Y shares offered through this prospectus are available to employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; and employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates. However, employee benefit plans and/or retirement plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or (ii) a trading platform may purchase Class Y shares of a fund provided that such record-keeper or trust company and, if applicable, the trading platform, has entered into an agreement for such purposes with the distributor and/or its affiliates. Class Y shares are also offered through a stand-alone Class Y shares prospectus to: (1) banks and insurance companies or other large institutional investors; (2) investment companies; (3) non-profit organizations, charitable trusts, foundations and endowments; and (4) trust companies with assets held in a fiduciary, advisory, custodial or similar capacity over which the trust company has full or shared investment discretion, which are not subject to the eligibility requirements of
(a) and (b) above. If you meet the definition of these other institutional investors, you should consult that prospectus. Hartford, in its sole discretion, may accept purchases of Class Y shares from other purchasers not listed above.


OPENING AN ACCOUNT



IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.


NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: Because you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.


1. Read this prospectus carefully.



2. Determine how much you want to invest.


The minimum initial investment for each fund is as follows:

   - R3, R4 and R5 shares -- no investment minimum

   - Y shares -- Employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; and employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates must invest at least $1 million in Class Y shares of a fund. Retirement and/or employee benefit plans purchasing shares through
     (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or
     (ii) a trading platform, are not subject to a minimum investment amount. Hartford, in its sole discretion, may accept purchases in Class Y shares that do not meet these dollar qualification requirements.
     There is no subsequent investment minimum for each fund.


3. Please contact your financial representative or plan administrator for instructions and assistance.


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--------------------------------------------------------------------------------

BUYING SHARES


Eligible investors may establish an account and purchase shares through a plan administrator, record keeper or authorized financial intermediary (who may impose transaction charges in addition to those described in this prospectus). Some or all R share classes may not be available through certain financial intermediaries. Additional shares may be purchased through a plan's administrator, record keeper or other authorized financial intermediary. Your initial investment must meet the minimum requirements, if any, as discussed above. See your plan administrator, record keeper or financial intermediary for any questions regarding buying Class R3, R4, R5 and Y shares.

EXCHANGES


You may exchange shares of one fund for shares of the same class of any other fund that offers that class. See your plan administrator, record keeper or financial intermediary for any questions regarding exchanging shares.

If you own Class A, B, C, I or L or shares of certain funds or certain Class Y funds not offered in this prospectus, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

SELLING SHARES


You may redeem your shares by having your plan administrator or financial intermediary process your redemption. Your plan administrator or financial intermediary will be responsible for furnishing all necessary documents to the funds.

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VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.


Except for the Money Market Fund, the funds (through certain Underlying Funds in the case of a fund of funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds in the case of a fund of funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds in the case of a fund of funds) may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds in the case of a fund of funds), uses a fair value pricing service approved by that fund's Board (or in the case of a fund of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds in the case of a fund of funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds in the case of a fund of funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds in the case of a fund of funds) were to sell the security at approximately the time at which that fund determines its NAV per share.



Debt securities (other than short-term obligations and floating rate loans) held by a fund (through certain Underlying Funds in the case of a fund of funds) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Generally, each fund, and in particular, High Yield Fund and Income Fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.


BUY AND SELL PRICES


When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next

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NAV calculated after your request is received, if your order is in "good order"
(has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Floating Rate Fund redemptions will be processed at the next NAV calculated after your request is received, if your order is in "good order", but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Floating Rate Fund.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES



The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.


If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.


Effective July 1, 2007, it is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policies for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an


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Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.



During calendar year 2007, new SEC rules become effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be better able to apply its frequent trading policies to omnibus accounts.


The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

CERTIFICATED SHARES


Shares are electronically recorded and therefore share certificates are not issued.

SALES IN ADVANCE OF PURCHASE PAYMENTS


When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS


Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

THE HARTFORD MUTUAL FUNDS                                                    143

TRANSACTION POLICIES
--------------------------------------------------------------------------------

PAYMENT REQUIREMENTS


If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES


ACCOUNT STATEMENTS You will receive statements and applicable tax forms from your plan administrator or broker pursuant to their policies.


DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund, Dividend and Growth Fund, Equity Income Fund, Balanced Allocation Fund, Conservative Allocation Fund, Target Retirement 2010 Fund and Target Retirement 2020 Fund are declared and paid quarterly. Dividends from the net investment income of the Income Allocation Fund and Retirement Income Fund are declared and paid monthly. Dividends from net investment income of the Floating Rate Fund, High Yield Fund, Inflation Plus Fund, Money Market Fund and Total Return Bond Fund are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Notwithstanding the foregoing, in order to accommodate adjustments in asset allocations made by the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund as the mix of Underlying Funds in each of these funds changes over time, each of these funds reserves the right to change its dividend distribution policy at the discretion of each of these funds' board of directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.



TAXABILITY OF DIVIDENDS Dividends and capital gains distributed by the fund to tax-deferred retirement plan accounts are not taxable currently.


TAXABILITY OF TRANSACTIONS Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.



 144                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

No financial highlights are provided for Class R3, R4 and R5 shares as those classes commenced operations as of December 15, 2006. However, the financial highlights below reflect information for Class Y shares of the funds (Class A for the Asset Allocation Funds since those funds do not offer Class Y shares). The financial highlights for the fund's Class R3, R4 and R5 shares for the periods presented below would have been substantially similar to that shown because all of the fund's shares are invested in the same portfolio of securities. However, the actual financial highlights of the Class R3, R4 and R5 shares for the periods presented below would have been different than the information shown because of differences in the expenses borne by each class of shares.


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.


THE HARTFORD MUTUAL FUNDS                                                    145

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD ADVISERS FUND
 For the Year Ended October
  31, 2006
 Class Y......................   $15.50      $  0.38        $ 1.40        $ 1.78      $ (0.37)       $   --          $   --
 For the Year Ended October
  31, 2005(g)
 Class Y......................    14.72         0.33          0.81          1.14        (0.36)           --              --
 For the Year Ended October
  31, 2004(g)
 Class Y......................    14.37         0.25          0.36          0.61        (0.26)           --              --
 For the Year Ended October
  31, 2003(g)
 Class Y......................    12.82         0.27          1.54          1.81        (0.26)           --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    14.54         0.13         (1.55)        (1.42)       (0.30)           --              --
THE HARTFORD CAPITAL
 APPRECIATION FUND
 For the Year Ended October
  31, 2006
 Class Y......................    38.47         0.30          6.84          7.14           --         (3.42)             --
 For the Year Ended October
  31, 2005
 Class Y......................    32.29         0.21          5.97          6.18           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    27.64         0.11          4.54          4.65           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    21.23         0.08          6.33          6.41           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    24.85         0.04         (3.66)        (3.62)          --            --              --
THE HARTFORD CAPITAL
 APPRECIATION II FUND
 For the Year Ended October
  31, 2006
 Class Y......................    11.08         0.12          2.15          2.27           --         (0.15)             --
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................    10.00         0.02          1.06          1.08           --            --              --
THE HARTFORD DISCIPLINED
 EQUITY FUND
 For the Year Ended October
  31, 2006
 Class Y......................    12.12         0.14          1.40          1.54        (0.08)           --              --
 For the Year Ended October
  31, 2005
 Class Y......................    10.99         0.15          1.12          1.27        (0.14)           --              --
 For the Year Ended October
  31, 2004
 Class Y......................    10.36        (0.01)         0.69          0.68        (0.05)           --              --
 For the Year Ended October
  31, 2003
 Class Y......................     8.63         0.08          1.65          1.73           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    10.52         0.05         (1.94)        (1.89)          --            --              --
THE HARTFORD DIVIDEND AND
 GROWTH FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................    19.30         0.35          3.18          3.53        (0.35)        (0.76)             --
 For the Year Ended October
  31, 2005
 Class Y......................    17.97         0.32          1.53          1.85        (0.33)        (0.19)             --
 For the Year Ended October
  31, 2004
 Class Y......................    16.11         0.24          1.86          2.10        (0.24)           --              --
 For the Year Ended October
  31, 2003
 Class Y......................    13.73         0.19          2.40          2.59        (0.21)(h)        --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    15.71         0.12         (1.65)        (1.53)       (0.21)        (0.24)             --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD ADVISERS FUND
 For the Year Ended October
  31, 2006
 Class Y......................     $(0.37)         $ 1.41       $16.91
 For the Year Ended October
  31, 2005(g)
 Class Y......................      (0.36)           0.78        15.50
 For the Year Ended October
  31, 2004(g)
 Class Y......................      (0.26)           0.35        14.72
 For the Year Ended October
  31, 2003(g)
 Class Y......................      (0.26)           1.55        14.37
 For the Year Ended October
  31, 2002(g)
 Class Y......................      (0.30)          (1.72)       12.82
THE HARTFORD CAPITAL
 APPRECIATION FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (3.42)           3.72        42.19
 For the Year Ended October
  31, 2005
 Class Y......................         --            6.18        38.47
 For the Year Ended October
  31, 2004
 Class Y......................         --            4.65        32.29
 For the Year Ended October
  31, 2003
 Class Y......................         --            6.41        27.64
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (3.62)       21.23
THE HARTFORD CAPITAL
 APPRECIATION II FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.15)           2.12        13.20
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................         --            1.08        11.08
THE HARTFORD DISCIPLINED
 EQUITY FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.08)           1.46        13.58
 For the Year Ended October
  31, 2005
 Class Y......................      (0.14)           1.13        12.12
 For the Year Ended October
  31, 2004
 Class Y......................      (0.05)           0.63        10.99
 For the Year Ended October
  31, 2003
 Class Y......................         --            1.73        10.36
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (1.89)        8.63
THE HARTFORD DIVIDEND AND
 GROWTH FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................      (1.11)           2.42        21.72
 For the Year Ended October
  31, 2005
 Class Y......................      (0.52)           1.33        19.30
 For the Year Ended October
  31, 2004
 Class Y......................      (0.24)           1.86        17.97
 For the Year Ended October
  31, 2003
 Class Y......................      (0.21)           2.38        16.11
 For the Year Ended October
  31, 2002(g)
 Class Y......................      (0.45)          (1.98)       13.73

                                                            -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------------------------
                                                                 RATIO OF            RATIO OF         RATIO OF
                                                                 EXPENSES            EXPENSES           NET
                                                                TO AVERAGE          TO AVERAGE       INVESTMENT
                                                NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                                AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL           PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)        (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------       ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD ADVISERS FUND
 For the Year Ended October
  31, 2006
 Class Y......................     11.63%        $ 17,710           0.71%              0.66%            2.32%         99%
 For the Year Ended October
  31, 2005(g)
 Class Y......................      7.78           15,342           0.75               0.74             2.13          66
 For the Year Ended October
  31, 2004(g)
 Class Y......................      4.22           13,587           0.74               0.74             1.71          42
 For the Year Ended October
  31, 2003(g)
 Class Y......................     14.28            8,714           0.81               0.81             1.98          46
 For the Year Ended October
  31, 2002(g)
 Class Y......................     (9.89)           3,997           0.78               0.78             2.15          44
THE HARTFORD CAPITAL
 APPRECIATION FUND
 For the Year Ended October
  31, 2006
 Class Y......................     20.07          414,259           0.75               0.75             0.90          74
 For the Year Ended October
  31, 2005
 Class Y......................     19.14          245,163           0.78               0.78             0.76          93
 For the Year Ended October
  31, 2004
 Class Y......................     16.82          116,527           0.79               0.79             0.50          78
 For the Year Ended October
  31, 2003
 Class Y......................     30.19           48,372           0.85               0.85             0.46         113
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (14.57)          25,378           0.80               0.80             0.27         112
THE HARTFORD CAPITAL
 APPRECIATION II FUND
 For the Year Ended October
  31, 2006
 Class Y......................     20.74              119           1.20               1.15             0.39         113
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................     10.80(f)           332           1.41(e)            1.15(e)          0.29(e)       46
THE HARTFORD DISCIPLINED
 EQUITY FUND
 For the Year Ended October
  31, 2006
 Class Y......................     12.76          169,614           0.89               0.89             0.88          67
 For the Year Ended October
  31, 2005
 Class Y......................     11.62           81,582           0.90               0.90             0.97          61
 For the Year Ended October
  31, 2004
 Class Y......................      6.55           19,578           0.88               0.88             0.95          62
 For the Year Ended October
  31, 2003
 Class Y......................     20.05              622           0.98               0.98             0.70          76
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (17.97)             661           0.93               0.93             0.46          89
THE HARTFORD DIVIDEND AND
 GROWTH FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................     19.15          133,376           0.71               0.71             1.75          29
 For the Year Ended October
  31, 2005
 Class Y......................     10.36          114,777           0.73               0.73             1.64          26
 For the Year Ended October
  31, 2004
 Class Y......................     13.06           69,088           0.75               0.75             1.44          25
 For the Year Ended October
  31, 2003
 Class Y......................     19.03           42,107           0.81               0.81             1.44          31
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (10.00)          14,790           0.82               0.82             1.36          33


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 152.

(e) Annualized.
(f) Not annualized.

(g) Per share amounts have been calculated using average shares outstanding method.

(h) This includes a tax return of capital of less than $0.01.


 146                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD EQUITY INCOME
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................   $12.15      $  0.30        $ 1.98        $ 2.28      $ (0.33)       $(0.03)         $   --
 For the Year Ended October
  31, 2005
 Class Y......................    11.33         0.32          0.83          1.15        (0.31)        (0.02)             --
 For the Year Ended October
  31, 2004
 Class Y......................    10.39         0.24          0.95          1.19        (0.25)           --              --
 From (commencement of
  operations) August 28, 2003,
  through October 31, 2003
 Class Y......................    10.00         0.04          0.35          0.39           --            --              --
THE HARTFORD FLOATING RATE
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................    10.08         0.66          0.02          0.68        (0.65)           --              --
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................    10.00         0.23          0.08          0.31        (0.23)           --              --
THE HARTFORD GLOBAL HEALTH
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................    17.05        (0.01)         2.53          2.52           --         (1.00)             --
 For the Year Ended October
  31, 2005
 Class Y......................    15.41        (0.01)         2.42          2.41           --         (0.77)             --
 For the Year Ended October
  31, 2004
 Class Y......................    14.09        (0.02)         1.40          1.38           --         (0.06)             --
 For the Year Ended October
  31, 2003
 Class Y......................    11.61        (0.02)         2.80          2.78           --         (0.30)             --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    13.58        (0.02)        (1.67)        (1.69)          --         (0.28)             --
THE HARTFORD GLOBAL LEADERS
 FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................    17.46         0.06          2.91          2.97        (0.10)        (0.19)             --
 For the Year Ended October
  31, 2005
 Class Y......................    17.06         0.13          0.27          0.40           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    14.34         0.03          2.69          2.72           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    11.45         0.03          2.86          2.89           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    13.03         0.05         (1.63)        (1.58)          --            --              --
THE HARTFORD GROWTH FUND
 For the Year Ended October
  31, 2006
 Class Y......................    17.65         0.01          1.23          1.24           --            --              --
 For the Year Ended October
  31, 2005
 Class Y......................    16.42         0.01          1.22          1.23           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    15.31           --          1.11          1.11           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    11.94        (0.03)         3.40          3.37           --            --              --
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    14.57           --         (2.63)        (2.63)          --            --              --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD EQUITY INCOME
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................     $(0.36)         $ 1.92       $14.07
 For the Year Ended October
  31, 2005
 Class Y......................      (0.33)           0.82        12.15
 For the Year Ended October
  31, 2004
 Class Y......................      (0.25)           0.94        11.33
 From (commencement of
  operations) August 28, 2003,
  through October 31, 2003
 Class Y......................         --            0.39        10.39
THE HARTFORD FLOATING RATE
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.65)           0.03        10.11
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................      (0.23)           0.08        10.08
THE HARTFORD GLOBAL HEALTH
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (1.00)           1.52        18.57
 For the Year Ended October
  31, 2005
 Class Y......................      (0.77)           1.64        17.05
 For the Year Ended October
  31, 2004
 Class Y......................      (0.06)           1.32        15.41
 For the Year Ended October
  31, 2003
 Class Y......................      (0.30)           2.48        14.09
 For the Year Ended October
  31, 2002(g)
 Class Y......................      (0.28)          (1.97)       11.61
THE HARTFORD GLOBAL LEADERS
 FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................      (0.29)           2.68        20.14
 For the Year Ended October
  31, 2005
 Class Y......................         --            0.40        17.46
 For the Year Ended October
  31, 2004
 Class Y......................         --            2.72        17.06
 For the Year Ended October
  31, 2003
 Class Y......................         --            2.89        14.34
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (1.58)       11.45
THE HARTFORD GROWTH FUND
 For the Year Ended October
  31, 2006
 Class Y......................         --            1.24        18.89
 For the Year Ended October
  31, 2005
 Class Y......................         --            1.23        17.65
 For the Year Ended October
  31, 2004
 Class Y......................         --            1.11        16.42
 For the Year Ended October
  31, 2003
 Class Y......................         --            3.37        15.31
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................         --           (2.63)       11.94

                                                            -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------------------------
                                                                 RATIO OF            RATIO OF         RATIO OF
                                                                 EXPENSES            EXPENSES           NET
                                                                TO AVERAGE          TO AVERAGE       INVESTMENT
                                                NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                                AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL           PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)        (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------       ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD EQUITY INCOME
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................     19.18%        $  7,593           0.88%              0.58%            2.26%         24%
 For the Year Ended October
  31, 2005
 Class Y......................     10.22              784           0.91               0.11             2.79          23
 For the Year Ended October
  31, 2004
 Class Y......................     11.53              375           0.91               0.11             2.73          22
 From (commencement of
  operations) August 28, 2003,
  through October 31, 2003
 Class Y......................      3.90(f)           104           0.93(e)            0.13(e)          2.17(e)        1
THE HARTFORD FLOATING RATE
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................      7.00           50,896           0.65               0.15             6.89          33
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................      3.10(f)        10,062           0.73(e)            0.01(e)          6.06(e)       15
THE HARTFORD GLOBAL HEALTH
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................     15.56          192,814           1.08               1.08            (0.03)         30
 For the Year Ended October
  31, 2005
 Class Y......................     16.19          169,698           1.08               1.08            (0.12)         50
 For the Year Ended October
  31, 2004
 Class Y......................      9.88            1,299           1.12               1.12            (0.14)         41
 For the Year Ended October
  31, 2003
 Class Y......................     24.50            1,095           1.19               1.19            (0.15)         37
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (12.68)             881           1.17               1.17            (0.22)         63
THE HARTFORD GLOBAL LEADERS
 FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................     17.25          169,270           0.93               0.93             0.31         125
 For the Year Ended October
  31, 2005
 Class Y......................      2.34           83,896           0.97               0.97             0.87         270
 For the Year Ended October
  31, 2004
 Class Y......................     18.97           58,791           0.93               0.93             0.31         271
 For the Year Ended October
  31, 2003
 Class Y......................     25.24           19,043           1.00               1.00             0.28         320
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (12.13)           6,167           1.00               1.00             0.84         323
THE HARTFORD GROWTH FUND
 For the Year Ended October
  31, 2006
 Class Y......................      7.03          130,594           0.83               0.83             0.08          92
 For the Year Ended October
  31, 2005
 Class Y......................      7.49           52,992           0.85               0.85             0.10          77
 For the Year Ended October
  31, 2004
 Class Y......................      7.25           11,926           0.87               0.87            (0.18)         66
 For the Year Ended October
  31, 2003
 Class Y......................     28.22                1           0.96               0.96            (0.17)        129
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    (18.05)(f)            1           0.90(e)            0.90(e)         (0.01)(e)     107


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 152.

(e) Annualized.
(f) Not annualized.

(g) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                    147

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006
 Class Y......................   $28.37      $  0.02        $ 3.68        $ 3.70      $    --        $(2.03)         $   --
 For the Year Ended October
  31, 2005
 Class Y......................    23.82           --          4.55          4.55           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    21.42        (0.01)         2.41          2.40           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    15.35        (0.07)         6.14          6.07           --            --              --
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    19.80        (0.06)        (4.39)        (4.45)          --            --              --
THE HARTFORD HIGH YIELD FUND
 For the Year Ended October
  31, 2006
 Class Y......................     7.75         0.58          0.17          0.75        (0.58)           --              --
 For the Year Ended October
  31, 2005
 Class Y......................     8.17         0.52         (0.40)         0.12        (0.54)           --              --
 For the Year Ended October
  31, 2004(g)
 Class Y......................     7.94         0.39          0.36          0.75        (0.52)           --              --
 For the Year Ended October
  31, 2003(g)
 Class Y......................     6.73         0.65          1.24          1.89        (0.68)           --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................     8.48         0.34         (1.30)        (0.96)       (0.79)           --              --
THE HARTFORD INFLATION PLUS
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................    10.68         0.51         (0.25)         0.26        (0.46)        (0.03)             --
 For the Year Ended October
  31, 2005
 Class Y......................    10.97         0.47         (0.22)         0.25        (0.45)        (0.09)             --
 From (commencement of
  operations) November 28,
  2003, through October 31,
  2004
 Class Y......................    10.57         0.28          0.44          0.72        (0.32)           --              --
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................    12.33         0.06          3.02          3.08        (0.10)        (0.14)             --
 For the Year Ended October
  31, 2005
 Class Y......................    11.72         0.08          0.53          0.61           --            --              --
 For the Year Ended October
  31, 2004(g)
 Class Y......................     9.69        (0.01)         2.09          2.08           --         (0.05)             --
 For the Year Ended October
  31, 2003
 Class Y......................     6.98         0.01          2.74          2.75        (0.04)           --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................     7.63         0.07         (0.72)        (0.65)          --            --              --
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................    13.55         0.25          2.98          3.23        (0.11)           --              --
 For the Year Ended October
  31, 2005
 Class Y......................    11.53         0.12          1.90          2.02           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................     9.91         0.11          1.56          1.67        (0.05)           --              --
 For the Year Ended October
  31, 2003
 Class Y......................     8.19         0.06          1.66          1.72           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................     9.49         0.02         (1.32)        (1.30)          --            --              --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006
 Class Y......................     $(2.03)         $ 1.67       $30.04
 For the Year Ended October
  31, 2005
 Class Y......................         --            4.55        28.37
 For the Year Ended October
  31, 2004
 Class Y......................         --            2.40        23.82
 For the Year Ended October
  31, 2003
 Class Y......................         --            6.07        21.42
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................         --           (4.45)       15.35
THE HARTFORD HIGH YIELD FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.58)           0.17         7.92
 For the Year Ended October
  31, 2005
 Class Y......................      (0.54)          (0.42)        7.75
 For the Year Ended October
  31, 2004(g)
 Class Y......................      (0.52)           0.23         8.17
 For the Year Ended October
  31, 2003(g)
 Class Y......................      (0.68)           1.21         7.94
 For the Year Ended October
  31, 2002(g)
 Class Y......................      (0.79)          (1.75)        6.73
THE HARTFORD INFLATION PLUS
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.49)          (0.23)       10.45
 For the Year Ended October
  31, 2005
 Class Y......................      (0.54)          (0.29)       10.68
 From (commencement of
  operations) November 28,
  2003, through October 31,
  2004
 Class Y......................      (0.32)           0.40        10.97
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................      (0.24)           2.84        15.17
 For the Year Ended October
  31, 2005
 Class Y......................         --            0.61        12.33
 For the Year Ended October
  31, 2004(g)
 Class Y......................      (0.05)           2.03        11.72
 For the Year Ended October
  31, 2003
 Class Y......................      (0.04)           2.71         9.69
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (0.65)        6.98
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................      (0.11)           3.12        16.67
 For the Year Ended October
  31, 2005
 Class Y......................         --            2.02        13.55
 For the Year Ended October
  31, 2004
 Class Y......................      (0.05)           1.62        11.53
 For the Year Ended October
  31, 2003
 Class Y......................         --            1.72         9.91
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (1.30)        8.19

                                                            -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------------------------
                                                                 RATIO OF            RATIO OF         RATIO OF
                                                                 EXPENSES            EXPENSES           NET
                                                                TO AVERAGE          TO AVERAGE       INVESTMENT
                                                NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                                AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL           PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)        (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------       ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006
 Class Y......................     13.76%        $ 73,685           0.85%              0.83%            0.08%        131%
 For the Year Ended October
  31, 2005
 Class Y......................     19.10           28,441           0.88               0.88               --         156
 For the Year Ended October
  31, 2004
 Class Y......................     11.20            4,792           0.82               0.82            (0.33)        130
 For the Year Ended October
  31, 2003
 Class Y......................     39.54                1           0.91               0.91            (0.38)        158
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    (22.47)(f)            1           0.89(e)            0.89(e)         (0.44)(e)     182
THE HARTFORD HIGH YIELD FUND
 For the Year Ended October
  31, 2006
 Class Y......................     10.11           24,374           0.88               0.73             7.33         147
 For the Year Ended October
  31, 2005
 Class Y......................      1.43           25,974           0.87               0.87             6.40         113
 For the Year Ended October
  31, 2004(g)
 Class Y......................      9.72           16,410           0.84               0.84             6.13          86
 For the Year Ended October
  31, 2003(g)
 Class Y......................     29.27                1           1.69               0.95             8.70          54
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (12.01)               1           0.84               0.84            10.04          22
THE HARTFORD INFLATION PLUS
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................      2.58          140,796           0.68               0.68             5.05         193
 For the Year Ended October
  31, 2005
 Class Y......................      2.29           95,947           0.68               0.68             4.42          71
 From (commencement of
  operations) November 28,
  2003, through October 31,
  2004
 Class Y......................      6.89(f)        23,045           0.65(e)            0.65(e)          1.55(e)      148
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................     25.38           70,777           1.16               1.16             0.42         165
 For the Year Ended October
  31, 2005
 Class Y......................      5.20           74,651           1.22               1.20             0.98         183
 For the Year Ended October
  31, 2004(g)
 Class Y......................     21.61           28,775           1.31               1.20            (0.09)        200
 For the Year Ended October
  31, 2003
 Class Y......................     39.57              292           1.80               1.20             0.16         281
 For the Year Ended October
  31, 2002(g)
 Class Y......................     (8.52)             209           2.19               1.20             0.79         330
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................     24.00           43,994           1.02               1.02             1.56         102
 For the Year Ended October
  31, 2005
 Class Y......................     17.52            5,612           1.05               1.05             0.94         119
 For the Year Ended October
  31, 2004
 Class Y......................     16.87            4,288           1.09               1.08             0.82         143
 For the Year Ended October
  31, 2003
 Class Y......................     21.00            6,058           1.13               1.13             0.77         138
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (13.70)           4,543           1.13               1.13             0.31         175


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 152.

(e) Annualized.
(f) Not annualized.

(g) Per share amounts have been calculated using average shares outstanding method.


 148                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD MONEY MARKET FUND
 For the Year Ended October
  31, 2006
 Class Y......................   $ 1.00      $  0.04        $   --        $ 0.04      $ (0.04)       $   --          $   --
 For the Year Ended October
  31, 2005
 Class Y......................     1.00         0.02            --          0.02        (0.02)           --              --
 For the Year Ended October
  31, 2004
 Class Y......................     1.00        0.007            --          0.01       (0.007)           --              --
 For the Year Ended October
  31, 2003
 Class Y......................     1.00        0.008            --          0.01       (0.008)           --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................     1.00        0.017            --          0.02       (0.017)           --              --
THE HARTFORD SMALL COMPANY
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................    19.33        (0.06)         3.46          3.40           --            --              --
 For the Year Ended October
  31, 2005
 Class Y......................    15.74        (0.07)         3.66          3.59           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    14.83        (0.06)         0.97          0.91           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    10.27        (0.09)         4.65          4.56           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    12.35        (0.06)        (2.02)        (2.08)          --            --              --
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................    28.74         0.04          3.17          3.21           --            --              --
 For the Year Ended October
  31, 2005
 Class Y......................    24.88        (0.04)         3.90          3.86           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    23.06        (0.02)         1.84          1.82           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    15.61        (0.08)         7.53          7.45           --            --              --
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    20.21        (0.08)        (4.52)        (4.60)          --            --              --
THE HARTFORD STOCK FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................    19.18         0.21          2.70          2.91        (0.14)           --              --
 For the Year Ended October
  31, 2005
 Class Y......................    17.49         0.24          1.66          1.90        (0.21)           --              --
 For the Year Ended October
  31, 2004
 Class Y......................    16.81         0.10          0.58          0.68           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    14.15         0.12          2.54          2.66           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    17.31         0.10         (3.26)        (3.16)          --            --              --
THE HARTFORD TOTAL RETURN BOND
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................    10.73         0.47          0.04          0.51        (0.47)        (0.06)             --
 For the Year Ended October
  31, 2005
 Class Y......................    11.06         0.40         (0.24)         0.16        (0.45)        (0.04)             --
 For the Year Ended October
  31, 2004
 Class Y......................    11.24         0.39          0.21          0.60        (0.41)        (0.37)             --
 For the Year Ended October
  31, 2003
 Class Y......................    10.87         0.53          0.50          1.03        (0.55)        (0.11)             --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    10.99         0.45          0.08          0.53        (0.58)        (0.07)             --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD MONEY MARKET FUND
 For the Year Ended October
  31, 2006
 Class Y......................     $(0.04)         $   --       $ 1.00
 For the Year Ended October
  31, 2005
 Class Y......................      (0.02)             --         1.00
 For the Year Ended October
  31, 2004
 Class Y......................      (0.01)             --         1.00
 For the Year Ended October
  31, 2003
 Class Y......................      (0.01)             --         1.00
 For the Year Ended October
  31, 2002(g)
 Class Y......................      (0.02)             --         1.00
THE HARTFORD SMALL COMPANY
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................         --            3.40        22.73
 For the Year Ended October
  31, 2005
 Class Y......................         --            3.59        19.33
 For the Year Ended October
  31, 2004
 Class Y......................         --            0.91        15.74
 For the Year Ended October
  31, 2003
 Class Y......................         --            4.56        14.83
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (2.08)       10.27
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................         --            3.21        31.95
 For the Year Ended October
  31, 2005
 Class Y......................         --            3.86        28.74
 For the Year Ended October
  31, 2004
 Class Y......................         --            1.82        24.88
 For the Year Ended October
  31, 2003
 Class Y......................         --            7.45        23.06
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................         --           (4.60)       15.61
THE HARTFORD STOCK FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................      (0.14)           2.77        21.95
 For the Year Ended October
  31, 2005
 Class Y......................      (0.21)           1.69        19.18
 For the Year Ended October
  31, 2004
 Class Y......................         --            0.68        17.49
 For the Year Ended October
  31, 2003
 Class Y......................         --            2.66        16.81
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (3.16)       14.15
THE HARTFORD TOTAL RETURN BOND
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.53)          (0.02)       10.71
 For the Year Ended October
  31, 2005
 Class Y......................      (0.49)          (0.33)       10.73
 For the Year Ended October
  31, 2004
 Class Y......................      (0.78)          (0.18)       11.06
 For the Year Ended October
  31, 2003
 Class Y......................      (0.66)           0.37        11.24
 For the Year Ended October
  31, 2002(g)
 Class Y......................      (0.65)          (0.12)       10.87

                                                            -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------------------------
                                                                 RATIO OF            RATIO OF         RATIO OF
                                                                 EXPENSES            EXPENSES           NET
                                                                TO AVERAGE          TO AVERAGE       INVESTMENT
                                                NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                                AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL           PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)        (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------       ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD MONEY MARKET FUND
 For the Year Ended October
  31, 2006
 Class Y......................      4.34%        $ 13,628           0.61%              0.55%            4.29%        N/A
 For the Year Ended October
  31, 2005
 Class Y......................      2.40           16,114           0.61               0.55             2.47         N/A
 For the Year Ended October
  31, 2004
 Class Y......................      0.72            9,698           0.56               0.55             0.96         N/A
 For the Year Ended October
  31, 2003
 Class Y......................      0.78            1,162           0.68               0.55             0.84         N/A
 For the Year Ended October
  31, 2002(g)
 Class Y......................      1.72            2,815           0.62               0.55             1.51         N/A
THE HARTFORD SMALL COMPANY
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................     17.59          108,770           0.95               0.95            (0.39)        170%
 For the Year Ended October
  31, 2005
 Class Y......................     22.81           43,274           0.97               0.97            (0.43)        104
 For the Year Ended October
  31, 2004
 Class Y......................      6.14           15,731           0.99               0.99            (0.71)        142
 For the Year Ended October
  31, 2003
 Class Y......................     44.40           14,472           1.05               1.00            (0.73)        179
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (16.84)          10,834           1.00               1.00            (0.53)        226
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................     11.17          107,906           0.92               0.92             0.15          86
 For the Year Ended October
  31, 2005
 Class Y......................     15.52           55,933           0.98               0.98            (0.23)         81
 For the Year Ended October
  31, 2004
 Class Y......................      7.89            5,788           1.03               1.03            (0.47)        102
 For the Year Ended October
  31, 2003
 Class Y......................     47.72                1           1.11               1.10            (0.46)        122
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    (22.77)(f)            1           1.06(e)            1.00(e)         (0.60)(e)      93
THE HARTFORD STOCK FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................     15.21          131,759           0.83               0.78             1.03         110
 For the Year Ended October
  31, 2005
 Class Y......................     10.91          107,578           0.83               0.83             1.24          62
 For the Year Ended October
  31, 2004
 Class Y......................      4.04           80,932           0.80               0.80             0.80          29
 For the Year Ended October
  31, 2003
 Class Y......................     18.80           42,894           0.88               0.88             0.84          37
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (18.26)          34,116           0.85               0.85             0.58          48
THE HARTFORD TOTAL RETURN BOND
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................      4.89          285,255           0.70               0.70             4.48         347
 For the Year Ended October
  31, 2005
 Class Y......................      1.45          188,156           0.73               0.73             3.73         195
 For the Year Ended October
  31, 2004
 Class Y......................      5.64          101,360           0.74               0.74             3.48         171
 For the Year Ended October
  31, 2003
 Class Y......................      9.68           60,125           0.81               0.80             3.82         199
 For the Year Ended October
  31, 2002(g)
 Class Y......................      5.01           39,778           0.78               0.78             5.16         149


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 152.

(e) Annualized.
(f) Not annualized.

(g) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                    149

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD VALUE FUND
 For the Year Ended October
  31, 2006
 Class Y......................   $10.79      $  0.15        $ 2.10        $ 2.25      $ (0.13)       $   --          $   --
 For the Year Ended October
  31, 2005
 Class Y......................     9.71         0.12          1.05          1.17        (0.09)           --              --
 For the Year Ended October
  31, 2004(h)
 Class Y......................     8.95         0.10          0.77          0.87        (0.11)           --              --
 For the Year Ended October
  31, 2003(h)
 Class Y......................     7.64         0.16          1.25          1.41        (0.10)           --              --
 For the Year Ended October
  31, 2002(h)
 Class Y......................     9.04         0.09         (1.44)        (1.35)          --         (0.05)             --
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(h)
 Class Y......................    15.74         0.15          3.15          3.30        (0.06)        (0.50)             --
 For the Year Ended October
  31, 2005
 Class Y......................    14.17         0.05          1.52          1.57           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    12.22         0.01          1.94          1.95           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................     9.30         0.01          2.91          2.92           --            --              --
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    11.73         0.05         (2.48)        (2.43)          --            --              --
THE HARTFORD EQUITY GROWTH
 ALLOCATION FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................    11.46         0.02          1.83          1.85        (0.09)        (0.01)             --
 For the Year Ended October
  31, 2005
 Class A......................    10.38        (0.02)         1.12          1.10        (0.02)           --              --
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................    10.00        (0.01)         0.39          0.38           --            --              --
THE HARTFORD GROWTH ALLOCATION
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................    11.27         0.07          1.46          1.53        (0.13)        (0.01)             --
 For the Year Ended October
  31, 2005
 Class A......................    10.36         0.05          0.89          0.94        (0.03)           --              --
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................    10.00           --          0.36          0.36           --            --              --
THE HARTFORD BALANCED
 ALLOCATION FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................    10.95         0.18          1.12          1.30        (0.22)        (0.02)             --
 For the Year Ended October
  31, 2005
 Class A......................    10.30         0.13          0.64          0.77        (0.12)           --              --
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................    10.00         0.02          0.30          0.32        (0.02)           --              --
THE HARTFORD CONSERVATIVE
 ALLOCATION FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................    10.57         0.26          0.76          1.02        (0.31)        (0.12)             --
 For the Year Ended October
  31, 2005
 Class A......................    10.27         0.23          0.28          0.51        (0.21)           --              --
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................    10.00         0.03          0.27          0.30        (0.03)           --              --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD VALUE FUND
 For the Year Ended October
  31, 2006
 Class Y......................     $(0.13)         $ 2.12       $12.91
 For the Year Ended October
  31, 2005
 Class Y......................      (0.09)           1.08        10.79
 For the Year Ended October
  31, 2004(h)
 Class Y......................      (0.11)           0.76         9.71
 For the Year Ended October
  31, 2003(h)
 Class Y......................      (0.10)           1.31         8.95
 For the Year Ended October
  31, 2002(h)
 Class Y......................      (0.05)          (1.40)        7.64
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(h)
 Class Y......................      (0.56)           2.74        18.48
 For the Year Ended October
  31, 2005
 Class Y......................         --            1.57        15.74
 For the Year Ended October
  31, 2004
 Class Y......................         --            1.95        14.17
 For the Year Ended October
  31, 2003
 Class Y......................         --            2.92        12.22
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................         --           (2.43)        9.30
THE HARTFORD EQUITY GROWTH
 ALLOCATION FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      (0.10)           1.75        13.21
 For the Year Ended October
  31, 2005
 Class A......................      (0.02)           1.08        11.46
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................         --            0.38        10.38
THE HARTFORD GROWTH ALLOCATION
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      (0.14)           1.39        12.66
 For the Year Ended October
  31, 2005
 Class A......................      (0.03)           0.91        11.27
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................         --            0.36        10.36
THE HARTFORD BALANCED
 ALLOCATION FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      (0.24)           1.06        12.01
 For the Year Ended October
  31, 2005
 Class A......................      (0.12)           0.65        10.95
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................      (0.02)           0.30        10.30
THE HARTFORD CONSERVATIVE
 ALLOCATION FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      (0.43)           0.59        11.16
 For the Year Ended October
  31, 2005
 Class A......................      (0.21)           0.30        10.57
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................      (0.03)           0.27        10.27

                                                            -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------------------------
                                                                 RATIO OF            RATIO OF         RATIO OF
                                                                 EXPENSES            EXPENSES           NET
                                                                TO AVERAGE          TO AVERAGE       INVESTMENT
                                                NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                                AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL           PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)        (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------       ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD VALUE FUND
 For the Year Ended October
  31, 2006
 Class Y......................     21.07%        $ 72,054           0.92%              0.92%            1.36%         50%
 For the Year Ended October
  31, 2005
 Class Y......................     12.06           60,218           0.93               0.93             1.19          29
 For the Year Ended October
  31, 2004(h)
 Class Y......................      9.76           21,373           0.91               0.91             1.32          34
 For the Year Ended October
  31, 2003(h)
 Class Y......................     18.66               27           1.00               1.00             1.46          35
 For the Year Ended October
  31, 2002(h)
 Class Y......................    (15.05)             230           0.98               0.98             1.09          35
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(h)
 Class Y......................     21.55          102,915           1.00               1.00             0.90          57
 For the Year Ended October
  31, 2005
 Class Y......................     11.08           95,974           1.07               1.07             0.55          38
 For the Year Ended October
  31, 2004
 Class Y......................     15.96           10,101           1.16               1.16             0.34          52
 For the Year Ended October
  31, 2003
 Class Y......................     31.40                1           1.33               1.25             0.08          57
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    (20.75)(f)            1           1.13(e)            1.00(e)          0.49(e)       70
THE HARTFORD EQUITY GROWTH
 ALLOCATION FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................     16.18          116,198           0.79               0.72            (0.34)          1
 For the Year Ended October
  31, 2005
 Class A......................     10.60           58,087           0.85               0.68            (0.43)          9
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................      3.80(f)        12,415           0.86(e)            0.67(e)         (0.58)(e)       3
THE HARTFORD GROWTH ALLOCATION
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................     13.64          370,088           0.69               0.67             0.49          13
 For the Year Ended October
  31, 2005
 Class A......................      9.12          205,331           0.72               0.64             0.42           1
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................      3.60(f)        43,279           0.72(e)            0.63(e)          0.13(e)       --
THE HARTFORD BALANCED
 ALLOCATION FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................     11.98          453,492           0.62               0.62             1.52          15
 For the Year Ended October
  31, 2005
 Class A......................      7.47          262,878           0.66               0.60             1.26           2
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................      3.15(f)        67,293           0.62(e)            0.59(e)          0.99(e)       --
THE HARTFORD CONSERVATIVE
 ALLOCATION FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      9.85           93,504           0.64               0.63             2.41          29
 For the Year Ended October
  31, 2005
 Class A......................      4.96           70,533           0.63               0.60             2.25          23
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................      2.96(f)        33,921           0.63(e)            0.60(e)          1.70(e)       --


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 152.

(e) Annualized.
(f) Not annualized.

(g) Expense ratios do not include expenses of the underlying funds.


(h) Per share amounts have been calculated using average shares outstanding method.


 150                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD INCOME ALLOCATION
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................   $ 9.89      $  0.42        $ 0.03        $ 0.45      $ (0.43)       $(0.02)         $   --
 For the Year Ended October
  31, 2005
 Class A......................    10.15         0.36         (0.26)         0.10        (0.36)           --              --
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................    10.00         0.09          0.15          0.24        (0.09)           --              --
THE HARTFORD RETIREMENT INCOME
 FUND(G)
 For the Year Ended October
  31, 2006
 Class Y......................     9.86         0.71         (0.19)         0.52        (0.78)           --              --
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................    10.00         0.01         (0.14)        (0.13)       (0.01)           --              --
THE HARTFORD TARGET RETIREMENT
 2010 FUND(G)
 For the Year Ended October
  31, 2006
 Class Y......................     9.83         0.50          0.21          0.71        (0.53)           --           (0.36)
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................    10.00         0.02         (0.19)        (0.17)          --            --              --
THE HARTFORD TARGET RETIREMENT
 2020 FUND(G)
 Class Y......................     9.79         0.27          0.75          1.02        (0.38)           --              --
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................    10.00         0.01         (0.22)        (0.21)          --            --              --
THE HARTFORD TARGET RETIREMENT
 2030 FUND(G)
 For the Year Ended October
  31, 2006(h)
 Class Y......................     9.75         0.10          0.84          0.94        (0.53)           --           (0.80)
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................    10.00         0.01         (0.26)        (0.25)          --            --              --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD INCOME ALLOCATION
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................     $(0.45)         $   --       $ 9.89
 For the Year Ended October
  31, 2005
 Class A......................      (0.36)          (0.26)        9.89
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................      (0.09)           0.15        10.15
THE HARTFORD RETIREMENT INCOME
 FUND(G)
 For the Year Ended October
  31, 2006
 Class Y......................      (0.78)          (0.26)        9.60
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................      (0.01)          (0.14)        9.86
THE HARTFORD TARGET RETIREMENT
 2010 FUND(G)
 For the Year Ended October
  31, 2006
 Class Y......................      (0.89)          (0.18)        9.65
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................         --           (0.17)        9.83
THE HARTFORD TARGET RETIREMENT
 2020 FUND(G)
 Class Y......................      (0.38)           0.64        10.43
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................         --           (0.21)        9.79
THE HARTFORD TARGET RETIREMENT
 2030 FUND(G)
 For the Year Ended October
  31, 2006(h)
 Class Y......................      (1.33)          (0.39)        9.36
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................         --           (0.25)        9.75

                                                            -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------------------------
                                                                 RATIO OF            RATIO OF         RATIO OF
                                                                 EXPENSES            EXPENSES           NET
                                                                TO AVERAGE          TO AVERAGE       INVESTMENT
                                                NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                                AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL           PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)        (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------       ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD INCOME ALLOCATION
 FUND(G)
 For the Year Ended October
  31, 2006
 Class A......................      4.64%        $ 25,383           0.80%              0.61%            4.32%         38%
 For the Year Ended October
  31, 2005
 Class A......................      1.01           19,445           0.76               0.56             3.75          30
 From (commencement of
  operations) May 28, 2004,
  through October 31, 2004
 Class A......................      2.42(f)        10,539           0.73(e)            0.56(e)          3.21(e)        3
THE HARTFORD RETIREMENT INCOME
 FUND(G)
 For the Year Ended October
  31, 2006
 Class Y......................      5.55              114          16.51               0.24             2.96          37
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................     (1.30)(f)           10           0.28(e)            0.28(e)          2.75(e)       83
THE HARTFORD TARGET RETIREMENT
 2010 FUND(G)
 For the Year Ended October
  31, 2006
 Class Y......................      7.62              135           8.02               0.23             2.31          10
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................     (1.70)(f)           10           0.32(e)            0.21(e)          2.65(e)       12
THE HARTFORD TARGET RETIREMENT
 2020 FUND(G)
 Class Y......................     10.70               11           9.41               0.22             2.73          19
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................     (2.10)(f)           10           0.29(e)            0.20(e)          1.91(e)       28
THE HARTFORD TARGET RETIREMENT
 2030 FUND(G)
 For the Year Ended October
  31, 2006(h)
 Class Y......................     10.40               32          13.67               0.21             1.10          19
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................     (2.50)(f)           10           0.34(e)            0.19(e)          1.05(e)       14


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 152.

(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.



THE HARTFORD MUTUAL FUNDS                                                    151

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                                        YEAR ENDED         YEAR ENDED         YEAR ENDED
----                                                     OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
                                                         ------------------------------------------------------
ADVISERS FUND
Class Y Shares                                                 0.65%              0.73%              0.74%
CAPITAL APPRECIATION FUND
Class Y Shares                                                 0.73%              0.75%              0.76%
CAPITAL APPRECIATION II FUND
Class Y Shares                                                 1.13%              1.15%@
DISCIPLINED EQUITY FUND
Class Y Shares                                                 0.88%              0.89%              0.87%
DIVIDEND AND GROWTH FUND
Class Y Shares                                                 0.70%              0.72%              0.74%
EQUITY INCOME FUND
Class Y Shares                                                 0.57%              0.10%              0.10%
FLOATING RATE FUND
Class Y Shares                                                 0.15%
GLOBAL HEALTH FUND
Class Y Shares                                                 1.08%              1.06%              1.10%
GLOBAL LEADERS FUND
Class Y Shares                                                 0.91%              0.85%              0.84%
GROWTH FUND
Class Y Shares                                                 0.81%              0.83%              0.85%
GROWTH OPPORTUNITIES FUND
Class Y Shares                                                 0.81%              0.82%              0.77%
HIGH YIELD FUND
Class Y Shares                                                 0.73%              0.87%
INFLATION PLUS FUND
Class Y Shares                                                 0.68%              0.68%
INTERNATIONAL CAPITAL APPRECIATION FUND
Class Y Shares                                                 1.12%              1.13%              1.05%
INTERNATIONAL OPPORTUNITIES FUND
Class Y Shares                                                 0.99%              1.01%              1.03%
MONEY MARKET FUND
Class Y Shares                                                 0.55%              0.55%
SMALL COMPANY FUND
Class Y Shares                                                 0.91%              0.92%              0.94%
SMALLCAP GROWTH FUND
Class Y Shares                                                 0.90%              0.97%              1.02%
STOCK FUND
Class Y Shares                                                 0.76%              0.82%              0.80%
TOTAL RETURN BOND FUND
Class Y Shares                                                 0.70%              0.74%
VALUE FUND
Class Y Shares                                                 0.91%              0.92%              0.90%
VALUE OPPORTUNITIES FUND
Class Y Shares                                                 0.99%              1.06%              1.15%
EQUITY GROWTH ALLOCATION FUND
Class A Shares                                                 0.72%              0.68%
GROWTH ALLOCATION FUND
Class A Shares                                                 0.67%              0.64%
BALANCED ALLOCATION FUND
Class A Shares                                                 0.62%              0.60%
CONSERVATIVE ALLOCATION FUND
Class A Shares                                                 0.63%              0.60%
INCOME ALLOCATION FUND
Class A Shares                                                 0.61%              0.56%
RETIREMENT INCOME FUND
Class Y Shares                                                 0.24%
TARGET RETIREMENT 2010 FUND
Class Y Shares                                                 0.23%
TARGET RETIREMENT 2020 FUND
Class Y Shares                                                 0.22%
TARGET RETIREMENT 2030 FUND
Class Y Shares                                                 0.20%

@ From (commencement of operations) April 29, 2005, through October 31, 2005.

 152                                                   THE HARTFORD MUTUAL FUNDS

                                              FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------


                                                            CLASS    FUND     CUSIP
NAME                                                        SHARES   CODE    NUMBER     SYMBOL
----                                                        ------   ----   ---------   ------
The Hartford Advisers Fund                                    R3     1324   416649630   ITTRX
The Hartford Advisers Fund                                    R4     1325   416649333   ITTSX
The Hartford Advisers Fund                                    R5     1326   41664L708   ITTTX
The Hartford Advisers Fund                                    Y       213   416645786   IHAYX
The Hartford Capital Appreciation Fund                        R3     1333   416649655   ITHRX
The Hartford Capital Appreciation Fund                        R4     1334   416649358   ITHSX
The Hartford Capital Appreciation Fund                        R5     1335   41664L500   ITHTX
The Hartford Capital Appreciation Fund                        Y       216   416645604   HCAYX
The Hartford Capital Appreciation II Fund                     R3     1336   416649473   HCTRX
The Hartford Capital Appreciation II Fund                     R4     1337   416649176   HCTSX
The Hartford Capital Appreciation II Fund                     R5     1338   41664L757   HCTTX
The Hartford Capital Appreciation II Fund                     Y      1208   416648566   HCTYX
The Hartford Disciplined Equity Fund                          R3     1342   416649564   HGIRX
The Hartford Disciplined Equity Fund                          R4     1343   416649267   HGISX
The Hartford Disciplined Equity Fund                          R5     1344   41664L849   HGITX
The Hartford Disciplined Equity Fund                          Y       260   416645653   HGIYX
The Hartford Dividend and Growth Fund                         R3     1345   416649580   HDGRX
The Hartford Dividend and Growth Fund                         R4     1346   416649283   HDGSX
The Hartford Dividend and Growth Fund                         R5     1347   41664L864   HDGTX
The Hartford Dividend and Growth Fund                         Y       225   416645828   HDGYX
The Hartford Equity Income Fund                               R3     1348   416649663   HQIRX
The Hartford Equity Income Fund                               R4     1349   416649366   HQISX
The Hartford Equity Income Fund                               R5     1350   41664L401   HQITX
The Hartford Equity Income Fund                               Y      1661   416648855   HQIYX
The Hartford Floating Rate Fund                               R3     1351   416649531   HFLRX
The Hartford Floating Rate Fund                               R4     1352   416649234   HFLSX
The Hartford Floating Rate Fund                               R5     1353   41664L815   HFLTX
The Hartford Floating Rate Fund                               Y      1212   416648525   HFLYX
The Hartford Global Health Fund                               R3     1354   416649671   HGHRX
The Hartford Global Health Fund                               R4     1355   416649374   HGHSX
The Hartford Global Health Fund                               R5     1356   41664L302   HGHTX
The Hartford Global Health Fund                               Y      1613   416645364   HGHYX
The Hartford Global Leaders Fund                              R3     1357   416649614   HALRX
The Hartford Global Leaders Fund                              R4     1358   416649317   HALSX
The Hartford Global Leaders Fund                              R5     1359   41664L880   HALTX
The Hartford Global Leaders Fund                              Y       315    41664597   HGLYX
The Hartford Growth Fund                                      R3     1363   416641504   HGWRX
The Hartford Growth Fund                                      R4     1364   416641884   HGWSX
The Hartford Growth Fund                                      R5     1365   416641843   HGWUX
The Hartford Growth Fund                                      Y      1231   416529626   HGWYX
The Hartford Growth Opportunities Fund                        R3     1366   416641603   HGORX
The Hartford Growth Opportunities Fund                        R4     1367   416641876   HGOSX
The Hartford Growth Opportunities Fund                        R5     1368   416641835   HGOTX
The Hartford Growth Opportunities Fund                        Y      1621   416529816   HGOYX
The Hartford High Yield Fund                                  R3     1369   416649648   HAHRX
The Hartford High Yield Fund                                  R4     1370   416649341   HAHSX


THE HARTFORD MUTUAL FUNDS                                                    153

FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------


                                                            CLASS    FUND     CUSIP
NAME                                                        SHARES   CODE    NUMBER     SYMBOL
----                                                        ------   ----   ---------   ------
The Hartford High Yield Fund                                  R5     1371   41664L609   HAHTX
The Hartford High Yield Fund                                  Y       204   416645455   HAHYX
The Hartford Inflation Plus Fund                              R3     1375   416649598   HIPRX
The Hartford Inflation Plus Fund                              R4     1376   416649291   HIPSX
The Hartford Inflation Plus Fund                              R5     1377   41664L872   HIPTX
The Hartford Inflation Plus Fund                              Y      1649   416648830   HIPYX
The Hartford International Capital Appreciation Fund          R3     1378   416649689   HNCRX
The Hartford International Capital Appreciation Fund          R4     1379   416649382   HNCSX
The Hartford International Capital Appreciation Fund          R5     1380   41664L203   HNCTX
The Hartford International Capital Appreciation Fund          Y      1276   416646800   HNCYX
The Hartford International Opportunities Fund                 R3     1381   416649549   IHORX
The Hartford International Opportunities Fund                 R4     1382   416649242   IHOSX
The Hartford International Opportunities Fund                 R5     1383   41664L823   IHOTX
The Hartford International Opportunities Fund                 Y       209   416645885   HAOYX
The Hartford Money Market Fund                                R3     1384   416649622   IHRXX
The Hartford Money Market Fund                                R4     1385   416649325   IHSXX
The Hartford Money Market Fund                                R5     1386   41664L807   IHTXX
The Hartford Money Market Fund                                Y       201   416645729   HAYXX
The Hartford Small Company Fund                               R3     1387   416649697   IHSRX
The Hartford Small Company Fund                               R4     1388   416649390   IHSSX
The Hartford Small Company Fund                               R5     1389   41664L104   IHSUX
The Hartford Small Company Fund                               Y       979   416645307   HSCYX
The Hartford SmallCap Growth Fund                             R3     1390   416641702   HSLRX
The Hartford SmallCap Growth Fund                             R4     1391   416641868   HSLSX
The Hartford SmallCap Growth Fund                             R5     1392   416641827   HSLTX
The Hartford SmallCap Growth Fund                             Y      1625   416529808   HSLYX
The Hartford Stock Fund                                       R3     1393   416649713   HASRX
The Hartford Stock Fund                                       R4     1394   416649416   HASSX
The Hartford Stock Fund                                       R5     1395   416649119   HASTX
The Hartford Stock Fund                                       Y       222   416645851   HASYX
The Hartford Total Return Bond Fund                           R3     1408   416649556   ITBRX
The Hartford Total Return Bond Fund                           R4     1409   416649259   ITBUX
The Hartford Total Return Bond Fund                           R5     1410   41664L831   ITBTX
The Hartford Total Return Bond Fund                           Y       219   416645752   HABYX
The Hartford Value Fund                                       R3     1411   416649572   HVFRX
The Hartford Value Fund                                       R4     1412   416649275   HVFSX
The Hartford Value Fund                                       R5     1413   41664L856   HVFTX
The Hartford Value Fund                                       Y      1288   416646701   HVFYX
The Hartford Value Opportunities Fund                         R3     1414   416641801   HVORX
The Hartford Value Opportunities Fund                         R4     1415   416641850   HVOSX
The Hartford Value Opportunities Fund                         R5     1416   416641819   HVOTX
The Hartford Value Opportunities Fund                         Y      1617   416529717   HVOYX
The Hartford Equity Growth Allocation Fund                    R3     1327   416649762   HAARX
The Hartford Equity Growth Allocation Fund                    R4     1328   416649465   HAASX
The Hartford Equity Growth Allocation Fund                    R5     1329   416649168   HAATX
The Hartford Growth Allocation Fund                           R3     1360   416649754   HRARX


 154                                                   THE HARTFORD MUTUAL FUNDS

                                              FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------


                                                            CLASS    FUND     CUSIP
NAME                                                        SHARES   CODE    NUMBER     SYMBOL
----                                                        ------   ----   ---------   ------
The Hartford Growth Allocation Fund                           R4     1361   416649457   HRASX
The Hartford Growth Allocation Fund                           R5     1362   416649150   HRATX
The Hartford Balanced Allocation Fund                         R3     1330   416649747   HBARX
The Hartford Balanced Allocation Fund                         R4     1331   416649440   HBASX
The Hartford Balanced Allocation Fund                         R5     1332   416649143   HBATX
The Hartford Conservative Allocation Fund                     R3     1339   416649739   HCVRX
The Hartford Conservative Allocation Fund                     R4     1340   416649432   HCVSX
The Hartford Conservative Allocation Fund                     R5     1341   416649135   HCVTX
The Hartford Income Allocation Fund                           R3     1372   416649721   HINRX
The Hartford Income Allocation Fund                           R4     1373   416649424   HINSX
The Hartford Income Allocation Fund                           R5     1374   416649127   HINUX
The Hartford Retirement Income Fund                           R3     1405   416649523   HTRRX
The Hartford Retirement Income Fund                           R4     1406   416649226   HTRSX
The Hartford Retirement Income Fund                           R5     1407   41664L799   HTRTX
The Hartford Retirement Income Fund                           Y      1235   416648418   HTRYX
The Hartford Target Retirement 2010 Fund                      R3     1396   416649515   HTTRX
The Hartford Target Retirement 2010 Fund                      R4     1397   416649218   HTTSX
The Hartford Target Retirement 2010 Fund                      R5     1398   41664L781   HTTTX
The Hartford Target Retirement 2010 Fund                      Y      1239   416648368   HTTYX
The Hartford Target Retirement 2020 Fund                      R3     1399   416649499   HTWRX
The Hartford Target Retirement 2020 Fund                      R4     1400   416649192   HTWSX
The Hartford Target Retirement 2020 Fund                      R5     1401   41664L773   HTWTX
The Hartford Target Retirement 2020 Fund                      Y      1243   416648327   HTWYX
The Hartford Target Retirement 2030 Fund                      R3     1402   416649481   HTHRX
The Hartford Target Retirement 2030 Fund                      R4     1403   416649184   HTHSX
The Hartford Target Retirement 2030 Fund                      R5     1404   41664L765   HTHTX
The Hartford Target Retirement 2030 Fund                      Y      1247   416648277   HTHYX


THE HARTFORD MUTUAL FUNDS                                                    155

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:


The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:


1-888-843-7824

ON THE INTERNET:


www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:


at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:


Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:


Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                            CLASS Y SHARES

                            PROSPECTUS

                            MARCH 1, 2007



AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND            THE HARTFORD ADVISERS FUND
EXCHANGE COMMISSION HAS NOT APPROVED OR                 THE HARTFORD BALANCED INCOME FUND
DISAPPROVED THESE SECURITIES OR PASSED UPON THE         THE HARTFORD CAPITAL APPRECIATION FUND
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION         THE HARTFORD CAPITAL APPRECIATION II FUND
TO THE CONTRARY IS A CRIMINAL OFFENSE.                  THE HARTFORD DISCIPLINED EQUITY FUND
                                                        THE HARTFORD DIVIDEND AND GROWTH FUND
                                                        THE HARTFORD EQUITY INCOME FUND
                                                        THE HARTFORD FLOATING RATE FUND
                                                        THE HARTFORD FOCUS FUND
                                                        THE HARTFORD GLOBAL COMMUNICATIONS FUND
                                                        THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                                                        THE HARTFORD GLOBAL HEALTH FUND
                                                        THE HARTFORD GLOBAL LEADERS FUND
                                                        THE HARTFORD GLOBAL TECHNOLOGY FUND
                                                        THE HARTFORD GROWTH FUND
                                                        THE HARTFORD GROWTH OPPORTUNITIES FUND
                                                        THE HARTFORD HIGH YIELD FUND
                                                        THE HARTFORD INCOME FUND
                                                        THE HARTFORD INFLATION PLUS FUND
                                                        THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                                                        THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                                                        THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                                                        THE HARTFORD LARGECAP GROWTH FUND
                                                        THE HARTFORD MIDCAP FUND
                                                        THE HARTFORD MIDCAP GROWTH FUND
                                                        THE HARTFORD MIDCAP VALUE FUND
                                                        THE HARTFORD MONEY MARKET FUND
                                                        THE HARTFORD SELECT MIDCAP GROWTH FUND
                                                        THE HARTFORD SELECT MIDCAP VALUE FUND
                                                        THE HARTFORD SELECT SMALLCAP VALUE FUND
                                                        THE HARTFORD SHORT DURATION FUND
                                                        THE HARTFORD SMALL COMPANY FUND
                                                        THE HARTFORD SMALLCAP GROWTH FUND
                                                        THE HARTFORD STOCK FUND
                                                        THE HARTFORD TAX-FREE CALIFORNIA FUND (NOT CURRENTLY
                                                        AVAILABLE)
                                                        THE HARTFORD TAX-FREE MINNESOTA FUND
                                                        THE HARTFORD TAX-FREE NATIONAL FUND
                                                        THE HARTFORD TAX-FREE NEW YORK FUND (NOT CURRENTLY
                                                        AVAILABLE)
                                                        THE HARTFORD TOTAL RETURN BOND FUND
                                                        THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                                                        THE HARTFORD VALUE FUND
                                                        THE HARTFORD VALUE OPPORTUNITIES FUND
                                                        THE HARTFORD RETIREMENT INCOME FUND
                                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
                                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
                                                        THE HARTFORD TARGET RETIREMENT 2030 FUND


                            THE HARTFORD MUTUAL FUNDS
                            P.O. BOX 64387
                            ST. PAUL, MN 55164-0387

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONTENTS
--------------------------------------------------------------------------------


Introduction                              Introduction                                                           3

A summary of each fund's                  The Hartford Advisers Fund                                             4
goals, principal strategies,              The Hartford Balanced Income Fund                                      8
main risks, performance and               The Hartford Capital Appreciation Fund                                10
expenses                                  The Hartford Capital Appreciation II Fund                             13
                                          The Hartford Disciplined Equity Fund                                  16
                                          The Hartford Dividend and Growth Fund                                 19
                                          The Hartford Equity Income Fund                                       22
                                          The Hartford Floating Rate Fund                                       25
                                          The Hartford Focus Fund                                               29
                                          The Hartford Global Communications Fund                               32
                                          The Hartford Global Financial Services Fund                           36
                                          The Hartford Global Health Fund                                       40
                                          The Hartford Global Leaders Fund                                      44
                                          The Hartford Global Technology Fund                                   47
                                          The Hartford Growth Fund                                              51
                                          The Hartford Growth Opportunities Fund                                54
                                          The Hartford High Yield Fund                                          57
                                          The Hartford Income Fund                                              61
                                          The Hartford Inflation Plus Fund                                      65
                                          The Hartford International Capital Appreciation Fund                  69
                                          The Hartford International Opportunities Fund                         72
                                          The Hartford International Small Company Fund                         75
                                          The Hartford LargeCap Growth Fund                                     78
                                          The Hartford MidCap Fund                                              80
                                          The Hartford MidCap Growth Fund                                       83
                                          The Hartford MidCap Value Fund                                        85
                                          The Hartford Money Market Fund                                        88
                                          The Hartford Select MidCap Growth Fund                                91
                                          The Hartford Select MidCap Value Fund                                 94
                                          The Hartford Select SmallCap Value Fund                               97
                                          The Hartford Short Duration Fund                                     100
                                          The Hartford Small Company Fund                                      104
                                          The Hartford SmallCap Growth Fund                                    108
                                          The Hartford Stock Fund                                              112
                                          The Hartford Tax-Free California Fund                                115
                                          The Hartford Tax-Free Minnesota Fund                                 118
                                          The Hartford Tax-Free National Fund                                  121
                                          The Hartford Tax-Free New York Fund                                  124
                                          The Hartford Total Return Bond Fund                                  127
                                          The Hartford U.S. Government Securities Fund                         131
                                          The Hartford Value Fund                                              134
                                          The Hartford Value Opportunities Fund                                137
                                          The Hartford Retirement Income Fund                                  141
                                          The Hartford Target Retirement 2010 Fund                             146
                                          The Hartford Target Retirement 2020 Fund                             151
                                          The Hartford Target Retirement 2030 Fund                             156

Description of other                      Investment strategies and investment matters                         161
investment strategies and                 Terms used in this Prospectus                                        164
investment risks

Investment manager and                    Management of the funds                                              167
management fee information


THE HARTFORD MUTUAL FUNDS                                                      1

Information on your account               About your account                                                   181
                                          Class Y share investor requirements                                  181
                                          Compensation to Broker-Dealers, Financial
                                          Institutions and Other Persons                                       181
                                          Opening an account                                                   183
                                          Buying shares                                                        184
                                          Selling shares                                                       185
                                          Transaction policies                                                 186
                                          Dividends and account policies                                       189
                                          Additional investor services                                         191

Further information on the                Financial highlights                                                 192
funds
                                          Fund code, CUSIP number and symbol                                   202
                                          For more information                                          back cover


 2                                                     THE HARTFORD MUTUAL FUNDS

INTRODUCTION
--------------------------------------------------------------------------------


Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class Y shares of the funds. Class Y shares for each of the Tax-Free California Fund and Tax-Free New York Fund are not currently available. Certain of the funds also offer Class R3, Class R4 and Class R5 shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes. Each of the funds also offers Class A, Class B and Class C shares pursuant to a separate prospectus describing these classes. Certain of the funds also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or similar agreement with the Funds, pursuant to a separate prospectus describing that class. In addition, the Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund also offer Class L shares to certain qualified investors pursuant to a separate prospectus describing that class.


Each fund is a diversified fund except for the funds listed below. The following funds are non-diversified:

     -  Floating Rate Fund

     -  Focus Fund

     -  Global Communications Fund

     -  Global Financial Services Fund

     -  Global Health Fund

     -  Global Technology Fund

     -  Inflation Plus Fund

     -  Tax-Free California Fund

     -  Tax-Free New York

The following funds are referred to as the Hartford Fixed Income Funds:

     -  Floating Rate Fund

     -  High Yield Fund

     -  Income Fund

     -  Inflation Plus Fund

     -  Money Market Fund

     -  Short Duration Fund

     -  Tax-Free California Fund

     -  Tax-Free Minnesota Fund

     -  Tax-Free National Fund

     -  Tax-Free New York Fund

     -  Total Return Bond Fund

     -  U.S. Government Securities Fund

The Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund are referred to as "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, U.S. Government Securities Fund and Value Opportunities Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of each of the funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.


THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."



MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.


THE HARTFORD MUTUAL FUNDS                                                      3

THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

     -  equities,

     -  debt securities, and

     -  money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


In general, the fund seeks to invest in companies, in Wellington Management's opinion, that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion.


The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk

 4                                                     THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

THE HARTFORD MUTUAL FUNDS                                                      5

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 25%
  20
  15
  10
   5
               23.80%   21.62%   12.62%   1.36%                      18.55%   3.72%    7.16%    10.71%
   0
  -5
                                                   -4.73%  -12.70%
 -10
 -15

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 12.57% (2nd quarter, 1997) and the lowest quarterly return was -9.63% (2nd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes                 10.71%    4.95%     7.62%
   Class Y Return After Taxes on
   Distributions                                9.72%    4.15%     6.54%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares        7.04%    3.76%     6.03%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%     8.42%
   Lehman Brothers Government/Credit Index
   (reflects no deduction for fees, expenses
   or taxes)                                    3.78%    5.17%     6.26%



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers Government/Credit Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.


 6                                                     THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                 CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                           None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                    None
   Exchange fees                                   None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                             0.62%
   Distribution and service (12b-1) fees           None
   Other expenses                                 0.09%
   Total annual operating expenses(1)             0.71%



(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.57% and the total annual operating expenses are 0.66%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                         $ 73
   Year 3                                         $227
   Year 5                                         $395
   Year 10                                        $883


THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD BALANCED INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Balanced Income Fund seeks to provide current income with growth of capital as a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in a mix of equity securities and fixed income investments. Under normal circumstances, the fund will target an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%. Allocation decisions within these bands are in the discretion of the fund's sub-adviser, Wellington Management Company ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.


The equity portion of the fund will invest primarily in common stocks with a history of above-average dividends or expectations of increasing dividends, which may include a broad range of market capitalizations generally above $2 billion. The fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities.


The fixed income portion of the fund will invest primarily in investment grade debt (securities rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or if unrated, securities deemed by Wellington Management to be of comparable quality). The fixed income portion of the fund will additionally invest in other fixed income sectors including non-investment grade debt (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or if unrated, securities deemed by Wellington Management to be of comparable quality) and emerging market debt. The fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." The fund may invest up to 25% of the fixed income portion of the portfolio in non-U.S. denominated debt.


--------------------------------------------------------------------------------

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Equity securities of mid-sized or small companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized or small company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. Such equity securities may also pose greater liquidity risks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield-high risk bond prices can fall on bad news about the economy, an industry or a company.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

 8                                                     THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD BALANCED INCOME FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The fund commenced operations on July 31, 2006. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                   None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)      None
   Exchange fees                                                  None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                               0.72%
   Distribution and service (12b-1) fees                          None
   Other expenses                                                0.59%
   Total annual operating expenses(1)                            1.31%



(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.90%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                         $133
   Year 3                                         $415


THE HARTFORD MUTUAL FUNDS                                                      9

THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including emerging market securities. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 10                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 75%
  60
  45
  30
  15
               56.00%   3.68%    67.49%   8.85%                      41.17%   18.60%   15.65%   16.15%
   0
 -15
                                                   -6.26%  -22.38%
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 36.93% (4th quarter, 1999) and the lowest quarterly return was -21.79% (3rd quarter, 1998).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes                 16.15%   11.78%     17.03%
   Class Y Return After Taxes on
   Distributions                               13.99%   11.05%     15.39%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares       11.48%   10.07%     14.42%
   Russell 3000 Index (reflects no deduction
   for fees, expenses or taxes)                15.72%    7.16%      8.64%



INDICES: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     11

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.66%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.09%
   Total annual operating expenses                             0.75%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                         $ 77
   Year 3                                         $240
   Year 5                                         $417
   Year 10                                        $930


 12                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD CAPITAL APPRECIATION II FUND

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including emerging market securities.

The fund employs a multiple portfolio manager structure and is organized into several 'sleeves', each of which is managed according to a specific approach. The fund is organized as follows:


Growth Opportunities: Generally 25% - 35% of the total portfolio


The Growth Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.


Value Opportunities: Generally 25% - 35% of the total portfolio


The Value Opportunities strategy seeks short- and long-term capital appreciation by investing primarily in common stocks covering a broad range of industries and market capitalizations. The strategy emphasizes securities that Wellington Management believes are undervalued and have the potential for appreciation.


Global Equities: Generally 15% - 25% of the total portfolio



The Global Equities strategy invests in companies around the globe that have been identified as possessing sustainable franchises that Wellington Management believes will allow them to earn excess returns through various economic cycles. The strategy emphasizes in-depth company research and valuation disciplines to identify securities for purchase.



Capital Appreciation: Generally 5% - 15% of the total portfolio


The Capital Appreciation strategy seeks growth of capital by identifying companies that have substantial near-term capital appreciation potential regardless of company size or industry.


Special Situations: Generally 5% - 15% of the total portfolio


The Special Situations approach combines "bottom-up" fundamental research and security selection with top-down sector weightings and industry analysis. Assets may be concentrated in specific industries, sectors, regions, and countries.

The percentage of the fund invested in each of these sleeves may change without approval of the shareholders of the fund.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     13

                                       THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 30%
  20
  10                                    18.12%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 8.94% (4th quarter, 2006) and the lowest quarterly return was -1.74% (2nd quarter, 2006).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                          LIFE OF FUND
                                               1 YEAR   (SINCE 04/29/05)
   Class Y Return Before Taxes                 18.12%        22.61%
   Class Y Return After Taxes on
   Distributions                               17.27%        21.76%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares       11.85%        18.91%
   Russell 3000 Index (reflects no deduction
   for fees, expenses or taxes)                15.72%        16.08%



INDEX: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.


 14                                                    THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                  None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None
   Exchange fees                                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                              0.99%
   Distribution and service (12b-1) fees                         None
   Other expenses                                               0.21%
   Total annual operating expenses(1)                           1.20%



(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.15%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                        $  122
   Year 3                                        $  381
   Year 5                                        $  660
   Year 10                                       $1,455


THE HARTFORD MUTUAL FUNDS                                                     15

THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Disciplined Equity Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive value and momentum factors. Value factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 16                                                    THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 30%
  20
  10
               21.45%                              28.89%   8.39%    6.61%    12.43%
   0
 -10
                        -6.15%   -8.08%  -24.60%
 -20
 -30

                1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 15.51% (4th quarter, 1999) and the lowest quarterly return was -16.46% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS    04/30/98)
   Class Y Return Before Taxes                 12.43%    4.77%       4.97%
   Class Y Return After Taxes on
   Distributions                               12.14%    4.55%       4.63%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares        8.08%    3.97%       4.13%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%       8.42%



INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     17

                                            THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                 CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                           None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                    None
   Exchange fees                                   None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                                0.80%
   Distribution and service (12b-1) fees           None
   Other expenses                                 0.09%
   Total annual operating expenses(1)             0.89%



(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                        $   91
   Year 3                                        $  284
   Year 5                                        $  493
   Year 10                                       $1,096


 18                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies within the index ranged from approximately $1 billion to $447 billion. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.


Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     19

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 40%
  30
  20
  10
               31.59%   14.86%   5.10%    10.82%                     26.44%   12.44%   5.87%    20.08%
   0
 -10
                                                   -4.15%  -13.70%
 -20

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 15.92% (2nd quarter, 1997) and the lowest quarterly return was -18.16% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes                 20.08%    9.29%     10.16%
   Class Y Return After Taxes on
   Distributions                               18.18%    8.30%      9.10%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares       14.31%    7.61%      8.43%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%      8.42%
   Russell 1000 Value Index (reflects no
   deduction for fees, expenses or taxes)      22.25%   10.86%     11.00%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


 20                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.63%
   Distribution and service (12b-1) fees         None
   Other expenses                               0.08%
   Total annual operating expenses              0.71%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
   Year 1                                       $ 73
   Year 3                                       $227
   Year 5                                       $395
   Year 10                                      $883


THE HARTFORD MUTUAL FUNDS                                                     21

THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund's investment approach is based on the fundamental analysis of companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized in one of four ways -- affected by a misunderstood negative event, a beneficiary of industry consolidation, low but improving return on capital, or new or incentivized management. In addition, the fund will take into consideration flows of new capital into an industry. Within this context, the fund's key security selection criterion will be based on dividend yield, with capital appreciation as a secondary factor. Portfolio construction is driven primarily by security selection.


--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.


Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

 22                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

--------------------------------------------------------------------------------

 20%
  10                 10.51%               5.37%                21.03%
   0

                      2004                 2005                 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 8.53% (4th quarter, 2004) and the lowest quarterly return was -0.11% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                           LIFE OF FUND
                                               1 YEAR   (SINCE 08/28/2003)
   Class Y Return Before Taxes                 21.03%         14.74%
   Class Y Return After Taxes on
   Distributions                               19.29%         13.55%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares       14.45%         12.15%
   Russell 1000 Value Index (reflects no
   deduction for fees, expenses or taxes)      22.25%         17.73%(1)



INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.



(1) Return is from 8/31/2003 - 12/31/2006.


THE HARTFORD MUTUAL FUNDS                                                     23

                                                 THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None
ANNUAL OPERATING EXPENSES
(expenses that are deducted from the fund's
  assets)
   Management fees(1)                           0.79%
   Distribution and service (12b-1) fees         None
   Other expenses                               0.09%
   Total annual operating expenses(1)(2)        0.88%



(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.69% and the total annual operating expenses are 0.78%.



(2) Effective November 1, 2006, HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.90%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
   Year 1                                      $   90
   Year 3                                      $  281
   Year 5                                      $  488
   Year 10                                     $1,084


 24                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch are below investment grade. Securities which are unrated but determined by Hartford Investment Management Company ("Hartford Investment Management") to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds".


The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.


To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management, relies on a "bottom-up," fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are credit, liquidity and interest rate risk. Credit risk depends largely on the perceived financial health of Borrowers and issuers of debt securities. In general, lower-rated loans and bonds have higher credit risks. Loan prices and prices of debt securities can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than would be the case with less aggressive loan and bond funds. Because the fund invests mainly in investments rated below-investment-grade, it is subject to heightened credit risk. The fund could lose money if the fundamentals of an industry in which the fund invests deteriorate or if a Borrower or issuer underperforms or defaults, or if any loan or debt security that the fund owns is downgraded. In addition, because the fund is non-diversified and therefore may take larger positions in individual Borrowers and issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

When interest rates rise, the value of a portfolio invested in fixed-rate obligations falls. You could lose money as a result of your investment.

Most, but not all, Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a

THE HARTFORD MUTUAL FUNDS                                                     25

                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in loans of foreign Borrowers and securities of foreign issuers and non-dollar loans and securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Foreign loans and foreign debt securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

The fund is subject to liquidity risk. As with many fixed income investments, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the fund's net asset value. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. In addition, loans in which the fund invests may require the consent of the Borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the fund's ability to sell loans and may adversely affect the price that can be obtained. The fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the fund to sell loans or securities at lower prices than it would otherwise consider to meet cash needs or cause the fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The fund may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The fund typically purchases loans via assignment, which makes the fund a direct lender. However, the fund may also invest in loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the Borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the Borrower.


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.


 26                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 20%
  10                                     6.99%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 1.99% (4th quarter, 2006) and the lowest quarterly return was 1.14% (2nd quarter, 2006).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                    LIFE OF FUND
                                          1 YEAR   (SINCE 4/29/05)
   Class Y Return Before Taxes            6.99%         6.78%
   Class Y Return After Taxes on
   Distributions                          4.53%         4.60%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares  4.50%         4.51%
   Credit Suisse Leverage Loan Index      7.34%         6.75%



INDEX: Credit Suisse Leverage Loan Index is designed to mirror the investible universe of the United States dollar-denominated leveraged loan market. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     27

                                                 THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                 CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                           None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                    None
   Exchange fees                                   None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                                0.61%
   Distribution and service (12b-1) fees           None
   Other expenses                                 0.04%
   Total annual operating expenses(1)             0.65%



(1) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                         $ 66
   Year 3                                         $208
   Year 5                                         $362
   Year 10                                        $810


 28                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Focus Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of a relatively small number of large capitalization companies which include companies with market capitalizations similar to companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund will typically hold stocks of 20 - 40 companies. Individual holdings typically constitute 3 - 5% of the fund's total assets and may constitute up to 10%. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


The fund's focused portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.


In general, the fund seeks to invest in companies, in Wellington Management's opinion, that demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.

In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

Wellington Management's strategy of bottom-up stock selection also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     29

                                                         THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 60%
  45
  30
  15
                              27.74%       2.92%        9.98%        9.63%
   0
 -15
                -25.12%
 -30

                  2002         2003         2004         2005         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 14.74% (2nd quarter, 2003) and the lowest quarterly return was -19.05% (2nd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS     5/24/01)
   Class Y Return Before Taxes                  9.63%    3.48%       3.30%
   Class Y Return After Taxes on
   Distributions                                9.63%    3.39%       3.22%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares        6.26%    2.93%       2.79%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%       3.98%(1)


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


(1) Return is from 5/31/2001 - 12/31/2006.


 30                                                    THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD FOCUS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                  None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None
   Exchange fees                                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                           0.90%
   Distribution and service (12b-1) fees                         None
   Other expenses                                               0.18%
   Total annual operating expenses(1)(2)                        1.08%


(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.10%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                        $  110
   Year 3                                        $  343
   Year 5                                        $  595
   Year 10                                       $1,317


THE HARTFORD MUTUAL FUNDS                                                     31

THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; or provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies it believes possess one or more of the following attributes:

     - the current market price of its stock is at the low end of its historical relative valuation range, or

     - a positive change in operating results is anticipated but not yet reflected in the price of its stock, or

     -  unrecognized or undervalued assets, and

     - management that demonstrates that it can convert the above factors into shareholder value.

The fund will consider selling a security when:

     -  its target price is achieved,

     - expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector

 32                                                    THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     33

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 60%
  40
  20
                                      56.07%     23.86%     15.09%     22.54%
   0
 -20
               -36.22%    -30.80%
 -40

                 2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 29.10% (4th quarter, 2002) and the lowest quarterly return was -22.61% (2nd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS    10/31/00)
   Class Y Return Before Taxes                 22.54%   13.53%       -0.94%
   Class Y Return After Taxes on
   Distributions                               21.64%   13.14%       -1.22%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares       14.69%   11.64%       -0.96%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%        1.58%
   MSCI AC (All Country) World
   Telecommunication Services Index (reflects
   no deduction for fees, expenses or taxes)   34.21%    7.13%       -1.78%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI AC (All Country) World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

 34                                                    THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS Y
                                                               -------
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                  None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None
   Exchange fees                                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                           0.90%
   Distribution and service (12b-1) fees                         None
   Other expenses                                               0.41%
   Total annual operating expenses(1)(2)                        1.31%


(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.20%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                        $  133
   Year 3                                        $  415
   Year 5                                        $  718
   Year 10                                       $1,579


THE HARTFORD MUTUAL FUNDS                                                     35

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, securities exchanges, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America, Europe and Japan. Therefore the fund invests most of its assets in companies located in these three geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks it believes have favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

     -  management focuses on rewarding shareholders,

     -  market expectations of future earnings are too low,

     - market value does not reflect the fact that earnings are understated due to conservative accounting,

     - market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist,

     - it is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality, or

     - its strength in a distinct product or geographic area makes it attractive to potential acquirers.

The fund will consider selling a security when:

     -  its issuer's management no longer appears to promote shareholder value,

     -  market expectations of future earnings are too high,


     - it can sell the security of an outstanding company at a significant premium,


     - market value exceeds the true value of the issuer's component businesses,

     - market value does not reflect the fact that earnings are overstated due to aggressive accounting,

     - market value does not reflect the risk of potential problems in an important business component, or


     -  more attractive opportunities arise.


The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including

 36                                                    THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     37

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 40%
  30
  20
  10
                                      30.64%     11.87%     9.97%      20.24%
   0
 -10
                -6.12%    -18.98%
 -20

                 2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 17.14% (2nd quarter, 2003) and the lowest quarterly return was -20.46% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS    10/31/00)
   Class Y Return Before Taxes                 20.24%    9.38%       7.50%
   Class Y Return After Taxes on
   Distributions                               18.72%    8.72%       6.98%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares       14.50%    7.85%       6.29%
   S&P 500 Index (reflects no deductions for
   fees, expenses or taxes)                    15.78%    6.19%       1.58%
   MSCI Finance ex Real Estate Index
   (reflects no deduction for fees, expenses
   or taxes)                                   22.96%   13.47%       8.17%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.

 38                                                    THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                   None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)      None
   Exchange fees                                                  None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                            0.90%
   Distribution and service (12b-1) fees                          None
   Other expenses                                                0.34%
   Total annual operating expenses(1)(2)                         1.24%


(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to limit the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.20%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                        $  126
   Year 3                                        $  393
   Year 5                                        $  681
   Year 10                                       $1,500


THE HARTFORD MUTUAL FUNDS                                                     39

THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

     -  the company's business franchise is temporarily mispriced,

     -  the market under-values the new product pipelines,

     - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

     -  the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

     -  target prices are achieved,

     -  fundamental expectations are not met,

     -  a company's prospects become less appealing, or

     - equity securities of other comparable issuers in an industry are available at more attractive prices.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

 40                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     41

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 40%
  30
  20
  10
                2.21%                 31.71%     12.46%     12.41%     10.76%
   0
 -10
                          -17.02%
 -20
 -30

                 2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 22.27% (2nd quarter, 2003) and the lowest quarterly return was -14.77% (2nd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS    05/01/00)
   Class Y Return Before Taxes                 10.76%    8.88%       13.42%
   Class Y Return After Taxes on
   Distributions                                9.94%    8.10%       12.44%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares        7.59%    7.40%       11.38%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%        1.30%(1)
   Goldman Sachs Health Care Index (reflects
   no deduction for fees, expenses or taxes)    5.42%    4.09%        5.09%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Health Care Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.


(1) Return is from 4/30/2000 - 12/31/2006.


 42                                                    THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                 CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                           None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                    None
   Exchange fees                                   None

ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                             0.89%
   Distribution and service (12b-1) fees           None
   Other expenses                                 0.09%
   Total annual operating expenses(1)(2)          0.98%



(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.99% to 0.89%.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.20%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                        $  100
   Year 3                                        $  312
   Year 5                                        $  542
   Year 10                                       $1,201


THE HARTFORD MUTUAL FUNDS                                                     43

THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Global Leaders Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks issued by companies worldwide. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.


Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI World Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $294 million to $447 billion.



The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI World Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

 44                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 60%
  50
  40
  30
  20
  10
               48.39%                              35.68%   19.04%   2.31%    13.80%
   0
 -10
                        -6.84%  -16.91%  -20.03%
 -20
 -30

                1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 32.04% (4th quarter, 1999) and the lowest quarterly return was -19.86% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS    09/30/98)
   Class Y Return Before Taxes                 13.80%   8.50%       10.35%
   Class Y Return After Taxes on
   Distributions                               12.53%   8.18%        9.84%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares       9.57%    7.26%        8.86%
   Morgan Stanley Capital International World
   Growth Index (reflects no deduction for
   fees, expenses or taxes)                    15.48%   7.80%        4.58%



INDEX: The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     45

                                                THE HARTFORD GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)   None
   Exchange fees                                               None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                            0.82%
   Distribution and service (12b-1) fees                       None
   Other expenses                                             0.11%
   Total annual operating expenses(1)                         0.93%



(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.20%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
   Year 1                                      $   95
   Year 3                                      $  296
   Year 5                                      $  515
   Year 10                                     $1,143


 46                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, information technology services and emerging technology-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.


Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.


Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, macroeconomic trends such as price levels, unemployment, inflation and industrial production that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the fund typically share, in Wellington Management's opinion, one or more of the following attributes:

     -  a positive change in operating results is anticipated,

     -  unrecognized or undervalued capabilities are present, or

     - the quality of management indicates that these factors will be converted to shareholder value.

Stocks will be considered for sale from the fund when:

     -  target prices are achieved,

     - earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook, or

     -  more attractive value in a comparable company is available.

The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

THE HARTFORD MUTUAL FUNDS                                                     47

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 48                                                    THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 80%
  60
  40
  20
                                      60.33%     0.82%      10.95%     10.24%
   0
 -20
               -22.36%    -38.13%
 -40
 -60

                 2001       2002       2003       2004       2005       2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 40.46% (4th quarter, 2001) and the lowest quarterly return was -38.28% (3rd quarter, 2001).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS    05/01/00)
   Class Y Return Before Taxes                 10.24%    4.11%       -7.40%
   Class Y Return After Taxes on
   Distributions                               10.24%    4.11%       -7.43%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares        6.65%    3.53%       -6.07%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%        1.30%(1)
   Goldman Sachs Technology Composite Index
   (reflects no deduction for fees, expenses
   or taxes)                                    8.96%    1.05%      -11.50%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.


(1) Return is from 4/30/2000 - 12/31/2006.


THE HARTFORD MUTUAL FUNDS                                                     49

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                          0.90%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.26%
   Total annual operating expenses(1)(2)                       1.16%


(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.


(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.20%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
   Year 1                                      $  118
   Year 3                                      $  368
   Year 5                                      $  638
   Year 10                                     $1,409


 50                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business management, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.
Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     51

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus). Although Class Y share returns would have been substantially similar to those of the fund's Class L shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR(1)


--------------------------------------------------------------------------------

 40%
  30
  20
  10
               23.80%   29.63%   34.67%                              33.22%   12.40%   4.62%    4.74%
   0
 -10
                                          -4.95%  -14.60%  -24.46%
 -20
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was -19.01% (3rd quarter, 2001).

--------------------------------------------------------------------------------


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes(1)              4.74%     4.38%     8.07%
   Class Y Return After Taxes on
   Distributions(1)                            3.66%     4.17%     6.18%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares(1)    4.46%     3.76%     6.35%
   Russell 1000 Growth Index (reflects no
   deduction for fees, expenses or taxes)      9.07%     2.69%     5.44%


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

 52                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                   None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)      None
   Exchange fees                                                  None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                               0.73%
   Distribution and service (12b-1) fees                          None
   Other expenses                                                0.10%
   Total annual operating expenses(1)                            0.83%



(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                        $   85
   Year 3                                        $  265
   Year 5                                        $  460
   Year 10                                       $1,025


THE HARTFORD MUTUAL FUNDS                                                     53

THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 54                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus). Although Class Y share returns would have been substantially similar to those of the fund's Class L shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR(1)

--------------------------------------------------------------------------------


 60%
  40
  20
               13.74%   18.97%   53.67%   3.47%                      44.44%   16.83%   16.16%   11.83%
   0
 -20
                                                  -24.11%  -28.21%
 -40

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was -23.93% (1st quarter, 2001).

--------------------------------------------------------------------------------

(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes(1)              11.83%    9.49%     9.90%
   Class Y Return After Taxes on
   Distributions(1)                            10.21%    8.95%     7.70%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares(1)     8.70%    8.14%     7.72%
   Russell 3000 Growth Index (reflects no
   deduction for fees, expenses or taxes)       9.46%    3.02%     5.34%


INDEX: The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

THE HARTFORD MUTUAL FUNDS                                                     55

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.74%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.11%
   Total annual operating expenses(1)                          0.85%



(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
   Year 1                                      $   87
   Year 3                                      $  271
   Year 5                                      $  471
   Year 10                                     $1,049


 56                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund will invest no more than 25% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.


To achieve its goal of high current income, Hartford Investment Management's High Yield Team uses what is sometimes referred to as a "bottom-up" analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assesses such factors as an issuer's business environment, as well as its financial statements, earnings/cash flow, the quality of its management team and its capital structure. Hartford Investment Management's economic outlook is also an important input in overlaying a "top-down" view of the economy in the construction of fund's interest rate and credit risk exposure.


The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans

THE HARTFORD MUTUAL FUNDS                                                     57

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 58                                                    THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

--------------------------------------------------------------------------------


 40%
  30
  20
  10
               3.98%    1.04%    3.27%             24.86%   7.55%    1.50%    11.34%
   0
 -10
                                          -7.51%
 -20

                1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 9.32% (2nd quarter, 2003) and the lowest quarterly return was -5.85% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS    09/30/98)
   Class Y Return Before Taxes                 11.34%    7.01%       5.67%
   Class Y Return After Taxes on
   Distributions                                8.48%    4.02%       2.52%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares        7.26%    4.13%       2.83%
   Lehman Brothers High Yield Corporate Index
   (reflects no deduction for fees, expenses
   or taxes)                                   11.85%   10.18%       6.50%


INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     59

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                          0.75%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.13%
   Total annual operating expenses(1)(2)                       0.88%



(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.55% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses are 0.68%.



(2) Effective November 1, 2006, HIFSCO has voluntarily agreed through October 31, 2007 to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
   Year 1                                      $   90
   Year 3                                      $  281
   Year 5                                      $  488
   Year 10                                     $1,084


 60                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 65% of its total assets in securities rated "A" quality or better. This means securities that are rated at the time of purchase within the three highest categories assigned by Moody's ("Aaa", "Aa" or "A") or S&P ("AAA", "AA" or "A") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these three highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.



The fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans.


Bonds in which the fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity between approximately 3 to 30 years.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and

THE HARTFORD MUTUAL FUNDS                                                     61

                                                        THE HARTFORD INCOME FUND
--------------------------------------------------------------------------------

asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 62                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD INCOME FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

  7%
   6
   5
   4
   3
   2
   1                 5.32%                1.97%                6.13%
   0

                      2004                 2005                 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 3.80% (3rd quarter, 2004) and the lowest quarterly return was -2.82% (2nd quarter, 2004).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                           LIFE OF FUND
                                               1 YEAR   (SINCE 11/28/2003)
   Class Y Return Before Taxes                 6.13%          4.89%
   Class Y Return After Taxes on
   Distributions                               4.16%          2.14%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares       3.94%          2.35%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                   4.33%          4.14%(1)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 11/30/2003 - 12/31/2006.

THE HARTFORD MUTUAL FUNDS                                                     63

                                                        THE HARTFORD INCOME FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.60%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.18%
   Total annual operating expenses(1)                          0.78%



(1) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.75%. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.70%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                         $ 80
   Year 3                                         $249
   Year 5                                         $433
   Year 10                                        $966


 64                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") and S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's or "BB" or lower by S&P, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.



In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk or for other investment purposes.


There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.


Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select securities by assessing such factors as security structure, break even inflation rates, an issuer's business environment, balance sheet, income statement, anticipated earnings and management team.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"
 -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates

THE HARTFORD MUTUAL FUNDS                                                     65

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

 66                                                    THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

--------------------------------------------------------------------------------

 10%
   5
                     7.45%                2.19%
   0
  -5
                                                               -0.01%

                      2004                 2005                 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 4.87% (1st quarter, 2004) and the lowest quarterly return was -3.31% (2nd quarter, 2004).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                             LIFE OF FUND
                                                1 YEAR   (SINCE 11/28/2003)(1)
   Class Y Return Before Taxes                  -0.01%           3.36%
   Class Y Return After Taxes on
   Distributions                                -1.03%           0.56%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares        -0.01%           0.90%
   Lehman Brothers U.S. TIPS Index (reflects
   no deduction for fees, expenses or taxes)     0.49%           5.60%(2)


INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.


(1) Class Y shares commenced operations on November 28, 2003.



(2) Return is from 11/30/2003 - 12/31/2006.


THE HARTFORD MUTUAL FUNDS                                                     67

                                                THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                          None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                   None
   Exchange fees                                  None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                            0.58%
   Distribution and service (12b-1) fees          None
   Other expenses                                0.10%
   Total annual operating expenses(1)(2)         0.68%

(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.48% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses are 0.58%.


(2) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.75%. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.60%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                         $ 69
   Year 3                                         $218
   Year 5                                         $379
   Year 10                                        $847


 68                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Capital Appreciation Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment strategy is to invest in high-quality growth companies in international markets. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations similar to those of companies in the MSCI EAFE Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $294 million to $241 billion.


The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the MSCI EAFE Index is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Stocks of companies with market capitalizations above $2 billion as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     69

                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 60%
  50
  40
  30
  20
  10
                              49.73%       23.81%       6.07%        23.40%
   0
 -10
                -18.46%
 -20
 -30

                  2002         2003         2004         2005         2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 25.08% (2nd quarter, 2003) and the lowest quarterly return was -21.70% (3rd quarter, 2002).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS     4/30/01)
   Class Y Return Before Taxes                 23.40%   14.61%       9.64%
   Class Y Return After Taxes on
   Distributions                               20.34%   13.86%       9.00%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares       15.79%   12.43%       8.07%
   MSCI EAFE Growth Index (reflects no
   deduction for fees, expenses or taxes)      22.69%   12.63%       7.85%



INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.


 70                                                    THE HARTFORD MUTUAL FUNDS

                            THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                          0.90%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.16%
   Total annual operating expenses(1)(2)                       1.06%


(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.


(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.20%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
   Year 1                                      $  108
   Year 3                                      $  337
   Year 5                                      $  585
   Year 10                                     $1,294


THE HARTFORD MUTUAL FUNDS                                                     71

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. Wellington Management seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to short-term issues. This proprietary research takes into account each company's long-term history as well as Wellington Management's analysts' forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.


The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in large and mid capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the MSCI AC World ex US Index. As of December 31, 2006, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $106 million and $272 billion.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 72                                                    THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

--------------------------------------------------------------------------------


 45%
  30
  15
               1.31%    13.11%   39.63%                              32.06%   17.90%   14.27%   24.34%
   0
 -15
                                         -15.19%  -18.32%  -19.92%
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 22.37% (4th quarter, 1999) and the lowest quarterly return was -22.38% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes                 24.34%   12.11%     6.98%
   Class Y Return After Taxes on
   Distributions                               23.38%   11.85%     6.35%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares       16.41%   10.49%     5.77%
   MSCI AC World ex US Index (reflects no
   deduction for fees, expenses or taxes)      27.16%   16.87%     8.59%



INDEX: The Morgan Stanley Capital International All Country World ex US Index ("MSCI AC World ex US Index") is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     73

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)   None
   Exchange fees                                               None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                            0.85%
   Distribution and service (12b-1) fees                       None
   Other expenses                                             0.17%
   Total annual operating expenses(1)                         1.02%



(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to not more than 1.20%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                        $  104
   Year 3                                        $  325
   Year 5                                        $  563
   Year 10                                       $1,248


 74                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization within the range of the S&P/Citigroup Extended Market Euro-Pacific Index. As of December 31, 2006, the range of market capitalizations of companies in the S&P/Citigroup Extended Market Euro-Pacific Index was between approximately $23 million and $34 billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.


The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.


A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. The fund seeks candidates that exhibit some combination of:


     -  a well-articulated business plan,

     -  experienced management,

     -  a sustainable competitive advantage, and

     -  strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                     75

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 60%
  50
  40
  30
  20
  10
                              55.23%       16.68%       18.48%       28.68%
   0
 -10
                 -3.91%

                  2002         2003         2004         2005         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 23.31% (2nd quarter, 2003) and the lowest quarterly return was -17.31% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                                       LIFE OF FUND
                                                                          (SINCE
                                                    1 YEAR   5 YEARS    04/30/01)
   Class Y Return Before Taxes                      28.68%   21.54%      17.15%
   Class Y Return After Taxes on Distributions      23.96%   18.24%      14.34%
   Class Y Return After Taxes on Distributions and
   Sale of Fund Shares                              19.65%   17.05%      13.43%
   S&P/Citigroup Extended Market Euro-Pacific
   Index (reflects no deduction for fees, expenses
   or taxes)                                        26.55%   24.56%      18.55%


INDEX: The S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. You cannot invest directly in an index.

 76                                                    THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                   None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)      None
   Exchange fees                                                  None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                            0.90%
   Distribution and service (12b-1) fees                          None
   Other expenses                                                0.20%
   Total annual operating expenses(1)(2)                         1.10%


(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 1.00% to 0.90%.


(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.20%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
   Year 1                                      $  112
   Year 3                                      $  350
   Year 5                                      $  606
   Year 10                                     $1,340


THE HARTFORD MUTUAL FUNDS                                                     77

THE HARTFORD LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford LargeCap Growth Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in stocks that the fund's sub-adviser believes have superior return potential. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of large capitalization companies. The fund defines large capitalization companies as companies with market capitalizations within the collective range of the Russell 1000 and S&P 500 Indices. As of December 31, 2006, the market capitalization of companies included in these indices ranged from approximately $1 billion to $447 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.


--------------------------------------------------------------------------------

MAIN RISKS. As with all stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-adviser's investment strategy will influence performance significantly. If the sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if the sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

 78                                                    THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD LARGECAP GROWTH FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The fund commenced operations on November 30, 2006. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.65%
   Distribution and service (12b-1) fees                        None
   Other expenses(1)                                           0.15%
   Total annual operating expenses(1)(2)                       0.80%


(1) Estimated for the current fiscal year.



(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.85%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH REDEMPTION)                     CLASS Y
   Year 1                                       $ 82
   Year 3                                       $255


THE HARTFORD MUTUAL FUNDS                                                     79

THE HARTFORD MIDCAP FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford MidCap Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2006, this range was between approximately $522 million and $20 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund uses a "bottom-up" investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 80                                                    THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD MIDCAP FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 60%
  45
  30
  15
               23.62%   50.87%   25.43%                     36.59%   16.54%   16.78%   11.56%
   0
 -15
                                          -4.17%  -14.56%
 -30
 -45

                1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 29.99% (4th quarter, 1999) and the lowest quarterly return was -18.32% (3rd quarter, 2002).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                                       LIFE OF FUND
                                                                          (SINCE
                                                    1 YEAR   5 YEARS    12/31/97)
   Class Y Return Before Taxes                      11.56%   12.11%       16.55%
   Class Y Return After Taxes on Distributions       8.79%   10.87%       15.06%
   Class Y Return After Taxes on Distributions and
   Sale of Fund Shares                              10.40%   10.35%       14.25%
   S&P MidCap 400 Index (reflects no deduction for
   fees, expenses or taxes)                         10.32%   10.89%       11.56%


INDEX:   The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     81

                                                        THE HARTFORD MIDCAP FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.73%
   Distribution and service (12b-1) fees         None
   Other expenses                               0.08%
   Total annual operating expenses              0.81%


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
   Year 1                                      $   83
   Year 3                                      $  259
   Year 5                                      $  450
   Year 10                                     $1,002


 82                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford MidCap Growth Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell MidCap Growth and S&P MidCap 400 Indices. As of December 31, 2006, this range was between $522 million and $20 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



A key tenet of the investment management team's investment philosophy is that earnings growth drives stock prices. The team believes that companies with superior earnings growth potential are most often found in industries experiencing secular up-trends or "tailwinds." To identify stocks with superior potential for earnings growth, the investment management team will combine a "bottom-up" approach with top-down industry analysis. Fundamental analysis involves meeting with a company's management, assessing its competitive and financial position and projecting earnings power and future stock prices based on a number of valuation disciplines.



The fund may buy and sell futures and options contracts. This will be done primarily to hedge the value of the fund's portfolio against potential adverse movements in securities prices, but may also be done to enhance returns.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. You could lose money as a result of your investment.


If the fund's sub-adviser, Hartford Investment Management, incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Hartford Investment Management had anticipated.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


If the fund uses options and futures contracts, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.



Part of the performance of the fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the fund. The effect of IPOs on the fund's performance depends on a variety of factors including the number of IPOs that the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on the fund's performance.



Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distribution.


THE HARTFORD MUTUAL FUNDS                                                     83

                                                 THE HARTFORD MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The fund commenced operations on July 31, 2006. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                          0.80%
   Distribution and service (12b-1) fees                        None
   Other expenses(2)                                           0.61%
   Total annual operating expenses(1)(2)(3)                    1.41%



(1) HIFSCO has voluntarily agreed to waive its management fees until July 31, 2007. Assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class Y shares of the fund are 0.61%.



(2) Estimated for the current fiscal year.



(3) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.00%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                         $144
   Year 3                                         $446


 84                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2006, this range was between approximately $522 million and $20 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

     -  high fundamental investment value,

     -  a strong management team, and

     -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                     85

                                                  THE HARTFORD MIDCAP VALUE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 50%
  40
  30
  20
  10
                              43.19%       16.08%       10.11%       17.50%
   0
 -10
                -13.05%
 -20

                  2002         2003         2004         2005         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 21.02% (2nd quarter, 2003) and the lowest quarterly return was -19.88% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR
PERIODS ENDING 12/31/2006



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS     4/30/01)
   Class Y Return Before Taxes                 17.50%   13.32%       11.58%
   Class Y Return After Taxes on
   Distributions                               14.57%   11.95%       10.39%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares       13.49%   11.17%        9.72%
   Russell 2500 Value Index (reflects no
   deduction for fees, expenses or taxes)      20.18%   15.51%       14.70%


INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

 86                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MIDCAP VALUE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                  None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None
   Exchange fees                                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                              0.85%
   Distribution and service (12b-1) fees                         None
   Other expenses                                               0.09%
   Total annual operating expenses(1)                           0.94%



(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                        $   96
   Year 3                                        $  300
   Year 5                                        $  520
   Year 10                                       $1,155


THE HARTFORD MUTUAL FUNDS                                                     87

THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

 88                                                    THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR

--------------------------------------------------------------------------------


 10%
   5           5.23%    5.16%    4.80%    6.00%    3.76%    1.60%    0.69%    0.88%    2.78%    4.56%
   0
  -5

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 1.54% (4th quarter, 2000) and the lowest quarterly return was 0.14% (2nd quarter, 2004).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR    5 YEARS    10 YEARS
   Class Y                                     4.56%      2.09%      3.53%
   60-Day Treasury Bill Index (reflects no
   deductions for fees, expenses or taxes)     4.67%      2.34%      3.60%


INDEX: 60-Day Treasury Bill Index is an unmanaged index of short-term treasury bills. You cannot invest directly in an index.


Please call 1-888-843-7824 for the fund's most recent current and effective yield information.


THE HARTFORD MUTUAL FUNDS                                                     89

                                                  THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.50%
   Distribution and service (12b-1) fees         None
   Other expenses                               0.11%
   Total annual operating expenses(1)           0.61%


(1) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.75%. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.55%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
   Year 1                                       $ 62
   Year 3                                       $195
   Year 5                                       $340
   Year 10                                      $762


 90                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD SELECT MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Select MidCap Growth Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Growth Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $20 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.



Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if Hartford Investment Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.


THE HARTFORD MUTUAL FUNDS                                                     91

                                          THE HARTFORD SELECT MIDCAP GROWTH FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


Hartford Investment Management became a sub-adviser effective December 2006. Performance information represents performance of previous sub-advisers.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 12%
  10
   8
   6
   4
   2                      7.38%                          10.66%
   0

                           2005                           2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 7.25% (4th quarter, 2006) and the lowest quarterly return was -3.08% (1st quarter, 2005).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIOD ENDING 12/31/2006



                                                           LIFE OF FUND
                                               1 YEAR   (SINCE 01/01/2005)
   Class Y Return Before Taxes                 10.66%          9.02%
   Class Y Return After Taxes on
   Distributions                                9.37%          8.20%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares        7.22%          7.29%
   Russell MidCap Growth Index (reflects no
   deduction for fees, expenses or taxes)      10.66%         11.38%


INDEX: The Russell MidCap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe. You cannot invest directly in an index.

 92                                                    THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD SELECT MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.90%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.23%
   Total annual operating expenses(1)                          1.13%



(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.10%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                        $  115
   Year 3                                        $  359
   Year 5                                        $  622
   Year 10                                       $1,375


THE HARTFORD MUTUAL FUNDS                                                     93

THE HARTFORD SELECT MIDCAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Select MidCap Value Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks. Under normal circumstances, at least 80% of the fund's assets are invested in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $20 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.



Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.


Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if Hartford Investment Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

 94                                                    THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD SELECT MIDCAP VALUE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.



Hartford Investment Management became a sub-adviser effective December 2006. Performance information represents performance of previous sub-advisers.


CLASS Y TOTAL RETURNS BY
CALENDAR YEAR

--------------------------------------------------------------------------------

 20%
  10                                    17.69%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 8.90% (4th quarter, 2006) and the lowest quarterly return was -2.21% (2nd quarter, 2006).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                         LIFE OF FUND
                                               1 YEAR   (SINCE 4/29/05)
   Class Y Return Before Taxes                 17.69%       18.67%
   Class Y Return After Taxes on
   Distributions                               16.22%       17.14%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares       11.64%       15.11%
   Russell MidCap Value Index (reflects no
   deduction for fees, expenses or taxes)      20.22%       21.29%


INDEX: The Russell MidCap Value Index is an unmanaged index measuring the performance of the mid-cap value segment of the U.S. equity universe. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                     95

                                           THE HARTFORD SELECT MIDCAP VALUE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.33%
   Total annual operating expenses(1)                          1.33%



(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.15%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
   Year 1                                      $  135
   Year 3                                      $  421
   Year 5                                      $  729
   Year 10                                     $1,601


 96                                                    THE HARTFORD MUTUAL FUNDS

THE HARTFORD SELECT SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Select SmallCap Value Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks of small capitalization companies. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($2 billion as of December 31, 2006). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at this level in securities of companies with the stated market capitalization. The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments.


Kayne Anderson Rudnick Investment Management, LLC's ("KAR") investment philosophy is that strong risk-adjusted returns can be achieved through investment in high quality companies purchased at reasonable prices. KAR utilizes a disciplined, "bottom-up," fundamental approach to identify companies with rising free cash flow, high reinvestment rate, and strong financial characteristics. The major guideline that drives KAR's portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.


Metropolitan West Capital Management, LLC ("MetWest Capital") believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small cap companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns with lower-than-market risk. MetWest Capital's approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that they consider an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).

SSgA Funds Management, Inc.'s ("SSgA FM") enhanced small cap value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA FM adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Equity securities of small companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Small company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. Such equity securities may also pose

THE HARTFORD MUTUAL FUNDS                                                     97

                                         THE HARTFORD SELECT SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

greater liquidity risks. Additionally, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. You could lose money as a result of your investment.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to government collapse.


The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

The fund's investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of the fund should adverse economic developments occur in one of those sectors. In addition, the fund may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change, which may significantly affect the value of their securities.

 98                                                    THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD SELECT SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The fund commenced operations on July 31, 2006. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             1.00%
   Distribution and service (12b-1) fees                        None
   Other expenses(1)                                           0.71%
   Total annual operating expenses(1)(2)                       1.71%


(1) Estimated amounts for the current fiscal year.


(2) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 1.20%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                         $174
   Year 3                                         $539


THE HARTFORD MUTUAL FUNDS                                                     99

THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks it goal by investing, under normal circumstances, at least 80% of its total assets in "investment grade" quality securities. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Baa3" by Moody's and a dollar weighted average duration and average maturity of less than 3 years. Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. The measure incorporates a bond's yield, coupon and final maturity. The longer a security's duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration. For example, a U.S. Treasury security with a duration of 2 can be expected to change in price by approximately 2% for every 100 basis point change in the yield of the security.


The fund may invest up to 20% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.


The fund may invest up to 25% of its total assets in securities of foreign issuers.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's duration, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

 100                                                   THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.


THE HARTFORD MUTUAL FUNDS                                                    101

                                                THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


  6%
   4
   2                 1.67%                2.04%                4.23%
   0

                      2004                 2005                 2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 1.61% (1st quarter, 2004) and the lowest quarterly return was -1.27% (2nd quarter, 2004).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                           LIFE OF FUND
                                               1 YEAR   (SINCE 11/28/2003)
   Class Y Return Before Taxes                 4.23%          2.82%
   Class Y Return After Taxes on
   Distributions                               2.80%          1.11%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares       2.73%          1.29%
   Lehman Brothers 1-5 Year U.S. Government/
   Credit Index (reflects no deduction for
   fees, expenses or taxes)                    4.24%          2.95%(1)


INDEX: The Lehman Brothers 1-5 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-5 Year Government/Credit Index includes securities in the 1-5 year maturity range in the Government/ Credit Index. You cannot invest directly in an index.

(1) Return is from 11/30/2003 - 12/31/2006.

 102                                                   THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                  None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None
   Exchange fees                                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                              0.55%
   Distribution and service (12b-1) fees                         None
   Other expenses                                               0.13%
   Total annual operating expenses(1)                           0.68%



(1) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.75%. In addition, HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.65%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)           CLASS Y
   Year 1                                        $ 69
   Year 3                                        $218
   Year 5                                        $379
   Year 10                                       $847


THE HARTFORD MUTUAL FUNDS                                                    103

THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Small Company Fund seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $39 million and $4 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.



The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.



A key tenet of Hartford Investment Management team's investment philosophy is that earnings growth drives stock prices. The team believes that companies with superior earnings growth potential are most often found in industries experiencing secular up-trends or "tailwinds." To identify stocks with superior potential for earnings growth, the investment management team will combine a "bottom-up" approach with top-down industry analysis. Key investment themes, industry trends, and companies will be identified through this fundamental analysis. Fundamental analysis involves meeting with a company's management, assessing its competitive and financial position and projecting earnings power and future stock prices based on a number of valuation disciplines.


Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:

     -  have potential for above-average earnings growth,

     -  are undervalued in relation to their investment potential,

     - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

     - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.


 104                                                   THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------


The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.


The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                    105

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


Part of the performance of the fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the fund. The effect of IPOs on the fund's performance depends on a variety of factors including the number of IPOs that the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on the fund's performance.



Hartford Investment Management became a subadviser effective June 12, 2006. Performance information represents performance of a previous sub-adviser.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


 80%
  60
  40
  20
               19.69%   11.05%   66.37%                              56.18%   11.90%   21.05%   14.21%
   0
 -20
                                         -12.64%  -15.39%  -30.27%
 -40

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 35.99% (4th quarter, 1999) and the lowest quarterly return was -23.61% (3rd quarter, 2001).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes                 14.21%   10.99%     10.65%
   Class Y Return After Taxes on
   Distributions                               12.83%   10.73%      9.74%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares       10.98%    9.59%      8.97%
   Russell 2000 Growth Index (reflects no
   deduction for fees, expenses or taxes)      13.35%    6.93%      4.88%



INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.


 106                                                   THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                  None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None
   Exchange fees                                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                              0.83%
   Distribution and service (12b-1) fees                         None
   Other expenses                                               0.11%
   Total annual operating expenses(1)                           0.94%



(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)           CLASS Y
   Year 1                                       $   96
   Year 3                                       $  300
   Year 5                                       $  520
   Year 10                                      $1,155


THE HARTFORD MUTUAL FUNDS                                                    107

THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks to maximize short- and long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2006, this range was between approximately $39 million and $4 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.


In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fund managed by Wellington Management invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive valuation and timeliness measures. Valuation factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Timeliness focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.



Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.


--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment. If a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions

 108                                                   THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

ranging from tax code changes to governmental collapse.


The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.



The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

THE HARTFORD MUTUAL FUNDS                                                    109

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares (Class L shares are not offered in this prospectus). Although Class Y share returns would have been substantially similar to those of the fund's Class L shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance for periods prior to the addition of Hartford Investment Management as sub-adviser to the fund. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


Hartford Investment Management became a subadviser effective November 2006. Performance information represents performance of previous sub-advisers.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR(1)

--------------------------------------------------------------------------------


 120%
  90
  60
  30
               1.52%    19.85%  111.43%                              49.94%   15.67%   10.20%   5.85%
   0
 -30
                                         -13.95%  -21.97%  -28.86%

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was -29.49% (3rd quarter, 2001).

--------------------------------------------------------------------------------

(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes(1)               5.85%    7.56%     9.53%
   Class Y Return After Taxes on
   Distributions(1)                             5.85%    7.57%     7.10%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares(1)     3.80%    6.56%     7.03%
   Russell 2000 Growth Index (reflects no
   deduction for fees, expenses or taxes)      13.35%    6.93%     4.88%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

 110                                                   THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees                              0.80%
   Distribution and service (12b-1) fees         None
   Other expenses                               0.12%
   Total annual operating expenses(1)           0.92%



(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to not more than 1.10%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                        $   94
   Year 3                                        $  293
   Year 5                                        $  509
   Year 10                                       $1,131


THE HARTFORD MUTUAL FUNDS                                                    111

THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL.  The Hartford Stock Fund seeks long-term growth of capital.



PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.



In general, the fund seeks to invest in companies that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2006, the market capitalization of companies included in this index ranged from approximately $1 billion to $447 billion.


The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

 112                                                   THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 40%
  30
  20
  10
               32.33%   31.80%   22.91%                              26.03%   3.78%    9.36%    14.36%
   0
 -10
                                          -4.64%  -13.31%  -24.04%
 -20
 -30

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 20.36% (4th quarter, 1998) and the lowest quarterly return was -17.11% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes                 14.36%    4.44%     8.21%
   Class Y Return After Taxes on
   Distributions                               14.02%    4.25%     7.84%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares        9.34%    3.70%     7.08%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%    6.19%     8.42%



INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    113

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                          0.73%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.10%
   Total annual operating expenses(1)                          0.83%



(1) HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.68% and the total annual operating expenses you may pay if you buy and hold Class Y shares of the fund are 0.78%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                        $   85
   Year 3                                        $  265
   Year 5                                        $  460
   Year 10                                       $1,025


 114                                                   THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR CALIFORNIA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free California Fund seeks to provide current income exempt from both federal and California income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and California state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of California.

The fund primarily invests in tax-exempt obligations issued by the State of California, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch, Inc. ("Fitch") ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"
 -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of California and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of California municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in California. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

THE HARTFORD MUTUAL FUNDS                                                    115

                                           THE HARTFORD TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The returns in the bar chart and table reflect the returns of the fund's Class A shares, which are not offered in this prospectus. Purchases of Class A shares of the fund are subject to an initial sales charge, the effect of which is not reflected in the returns below because no sales charges are applicable to Class Y shares. The returns for Class Y shares would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities, although the actual returns of the Class Y shares would have been different than the annual returns shown for the fund's Class A shares because of the lower expenses borne by Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS BY
CALENDAR YEAR

--------------------------------------------------------------------------------


 10%
   5               3.80%           6.14%           4.51%           5.36%
   0

                   2003            2004            2005            2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 5.17% (4th quarter, 2003) and the lowest quarterly return was -1.32% (3rd quarter, 2003).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                           LIFE OF FUND
                                               1 YEAR   (SINCE 10/31/2002)
   Class A Return Before Taxes                 5.36%          5.18%
   Class A Return After Taxes on
   Distributions                               0.61%          4.02%
   Class A Return After Taxes on
   Distributions and Sale of Fund Shares       1.66%          3.98%
   Lehman Brothers California Municipal Bond
   Index (reflects no deduction for fees,
   expenses or taxes)                          5.13%          5.12%


INDEX: The Lehman Brothers California Municipal Bond Index is an unmanaged index of California municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

 116                                                   THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                             0.55%
   Distribution and service (12b-1) fees                        None
   Other expenses(1)                                           0.19%
   Acquired fund fees and expenses                             0.02%
   Total annual operating expenses(1)(2)                       0.76%


(1) Estimated. Class Y shares of the fund are not currently available.


(2) Effective November 1, 2006, HIFSCO has permanently agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
   Year 1                                       $ 78
   Year 3                                       $243
   Year 5                                       $422
   Year 10                                      $942


THE HARTFORD MUTUAL FUNDS                                                    117

THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.


The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from 5 to 30 years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

 118                                                   THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class E shares (Class E shares are no longer offered). Although Class Y share returns would have been substantially similar to those of the fund's Class E shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR(1)

--------------------------------------------------------------------------------


 15%
  10
   5
               7.76%    5.76%             10.54%   3.69%    8.54%    5.15%    4.50%    2.53%    4.49%
   0
  -5
                                 -2.57%

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 4.66% (4th quarter, 2000) and the lowest quarterly return was -2.38% (2nd quarter, 2004).

--------------------------------------------------------------------------------


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which had different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes(1)              4.49%     5.09%     5.02%
   Class Y Return After Taxes on
   Distributions(1)                            4.39%     4.96%     4.90%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares(1)    4.45%     4.93%     4.91%
   Lehman Brothers Municipal Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                   4.85%     5.54%     5.76%


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

THE HARTFORD MUTUAL FUNDS                                                    119

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)   None
   Exchange fees                                               None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                         0.72%
   Distribution and service (12b-1) fees                       None
   Other expenses                                             0.16%
   Acquired fund fees and expenses                            0.02%
   Total annual operating expenses(1)(2)                      0.90%



(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.57% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class Y shares of the fund are 0.75%.



(2) Effective November 1, 2006, HIFSCO has permanently agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
   Year 1                                      $   92
   Year 3                                      $  287
   Year 5                                      $  498
   Year 10                                     $1,108


 120                                                   THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.


The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from 5 to 30 years.


The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

THE HARTFORD MUTUAL FUNDS                                                    121

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class E shares (Class E shares are no longer offered). Although Class Y share returns would have been substantially similar to those of the fund's Class E shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR(1)


--------------------------------------------------------------------------------


 15%
  10
   5
               8.73%    5.23%             11.62%   3.50%    10.15%   5.12%    5.37%    4.14%    5.98%
   0
  -5
                                 -3.66%

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 During the periods shown in the bar chart, the highest quarterly return was 5.40% (3rd quarter, 2002) and the lowest quarterly return was -2.50% (2nd quarter, 2004).

--------------------------------------------------------------------------------


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which had different operating expenses.


AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes(1)              5.98%     6.06%     5.50%
   Class Y Return After Taxes on
   Distributions(1)                            5.93%     5.96%     5.40%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares(1)    5.44%     5.83%     5.35%
   Lehman Brothers Municipal Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                   4.85%     5.54%     5.76%


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

 122                                                   THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                          0.74%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.17%
   Acquired fund fees and expenses                             0.02%
   Total annual operating expenses(1)(2)                       0.93%



(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive a portion of its management fees until October 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.59% and, assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class Y shares of the fund are 0.78%.



(2) Effective November 1, 2006, HIFSCO has permanently agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
   Year 1                                      $   95
   Year 3                                      $  296
   Year 5                                      $  515
   Year 10                                     $1,143


THE HARTFORD MUTUAL FUNDS                                                    123

THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR NEW YORK RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free New York Fund seeks to provide current income exempt from federal, New York State and New York City income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal, New York State and New York City income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of New York State and New York City.

The fund primarily invests in tax-exempt obligations issued by the State of New York, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or by Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of New York and its political subdivisions, the fund will be particularly affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such a crisis before. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and such difficulties could adversely affect the ability of New York municipal issuers to make prompt payment of principal and interest, and/or result in a default or credit rating downgrade. As a result, this fund may be more volatile than a more geographically diversified municipal fund. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or New York State or New York City income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

 124                                                   THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The returns in the bar chart and table reflect the returns of the fund's Class A shares, which are not offered in this prospectus. Purchases of Class A shares of the fund are subject to an initial sales charge, the effect of which is not reflected in the returns below because no sales charges are applicable to Class Y shares. The returns for Class Y shares would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities, although the actual returns of the Class Y shares would have been different than the annual returns shown for the fund's Class A shares because of the lower expenses borne by Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------


  8%
   6
   4
   2               6.03%           4.86%           3.64%           5.50%
   0

                   2003            2004            2005            2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 4.65% (3rd quarter, 2004) and the lowest quarterly return was -3.24% (2nd quarter, 2004).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                             LIFE OF FUND
                                                                (SINCE
                                                    1 YEAR   10/31/2002)
   Class A Return Before Taxes                      5.50%       5.28%
   Class A Return After Taxes on Distributions      0.67%       4.02%
   Class A Return After Taxes on Distributions and
   Sale of Fund Shares                              1.91%       4.01%
   Lehman Brothers New York Municipal Bond Index
   (reflects no deduction for fees, expenses or
   taxes)                                           4.74%       4.62%


INDEX: The Lehman Brothers New York Municipal Bond Index is an unmanaged index of New York municipal bond issues with maturities greater than one year. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                    125

                                             THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                                CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                   None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)      None
   Exchange fees                                                  None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                               0.55%
   Distribution and service (12b-1) fees                          None
   Other expenses(1)                                             0.23%
   Acquired fund fees and expenses                               0.02%
   Total annual operating expenses(1)(2)                         0.80%


(1) Estimated. Class Y shares of the fund are not currently available.


(2) Effective November 1, 2006, HIFSCO has permanently agreed to limit the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                         $ 82
   Year 3                                         $255
   Year 5                                         $444
   Year 10                                        $990


 126                                                   THE HARTFORD MUTUAL FUNDS

THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" by Moody's or "BB" by S&P or lower, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities.



The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.


Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call"
 -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.


Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on

THE HARTFORD MUTUAL FUNDS                                                    127

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.

 128                                                   THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 12%
  10
   8
   6
   4
   2
               11.30%   7.98%             11.83%   8.20%    9.92%    7.61%    4.39%    2.16%    4.40%
   0
  -2
                                 -2.31%
  -4

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 4.25% (4th quarter, 2000) and the lowest quarterly return was -2.25% (2nd quarter, 2004).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes                 4.40%     5.66%     6.46%
   Class Y Return After Taxes on
   Distributions                               2.81%     3.62%     4.16%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares       2.83%     3.63%     4.11%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                   4.33%     5.06%     6.24%


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

THE HARTFORD MUTUAL FUNDS                                                    129

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                          0.54%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.08%
   Total annual operating expenses(1)(2)                       0.62%



(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.62% to 0.54%.



(2) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                         $ 63
   Year 3                                         $199
   Year 5                                         $346
   Year 10                                        $774


 130                                                   THE HARTFORD MUTUAL FUNDS

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

THE HARTFORD MUTUAL FUNDS                                                    131

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class E shares, (Class E shares are no longer offered). Although Class Y share returns would have been substantially similar to those of the fund's Class E shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns will differ because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.


The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR(1)


--------------------------------------------------------------------------------


 15%
  10
   5
               8.92%    8.52%             11.50%   7.49%    11.38%   1.32%    3.62%    2.01%    3.20%
   0
  -5
                                 -1.99%

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 5.15% (3rd quarter, 2001) and the lowest quarterly return was -2.32% (2nd quarter, 2004).

--------------------------------------------------------------------------------


(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which had different operating expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes(1)              3.20%     4.22%     5.49%
   Class Y Return After Taxes on
   Distributions(1)                            1.49%     2.54%     3.45%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares(1)    2.05%     2.61%     3.44%
   Lehman Brothers U.S. Government Index
   (reflects no deduction for fees, expenses
   or taxes)                                   3.47%     4.64%     6.01%


INDEX: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class E share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

 132                                                   THE HARTFORD MUTUAL FUNDS

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                              CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                 None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)    None
   Exchange fees                                                None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                          0.56%
   Distribution and service (12b-1) fees                        None
   Other expenses                                              0.13%
   Total annual operating expenses(1)(2)                       0.69%


(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.72% to 0.56%.


(2) Effective November 1, 2006, HIFSCO has agreed to limit permanently the total annual operating expenses of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to 0.75%.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
   Year 1                                       $ 70
   Year 3                                       $221
   Year 5                                       $384
   Year 10                                      $859


THE HARTFORD MUTUAL FUNDS                                                    133

THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion that have below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

--------------------------------------------------------------------------------


MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.


Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

 134                                                   THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charges are applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
BY CALENDAR YEAR


--------------------------------------------------------------------------------

 30%
  15
                              27.88%       10.10%       8.03%        21.44%
   0
 -15
                -22.80%
 -30

                  2002         2003         2004         2005         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 16.57% (2nd quarter, 2003) and the lowest quarterly return was -19.93% (3rd quarter, 2002).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                                  LIFE OF FUND
                                                                     (SINCE
                                               1 YEAR   5 YEARS     4/30/01)
   Class Y Return Before Taxes                 21.44%    7.35%       6.25%
   Class Y Return After Taxes on
   Distributions                               20.00%    6.76%       5.69%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares       15.30%    6.09%       5.14%
   Russell 1000 Value Index (reflects no
   deduction for fees, expenses or taxes)      22.25%   10.86%      11.00%



INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    135

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                  None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None
   Exchange fees                                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                              0.80%
   Distribution and service (12b-1) fees                         None
   Other expenses                                               0.12%
   Total annual operating expenses(1)                           0.92%



(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to not more than 1.00%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)           CLASS Y
   Year 1                                       $   94
   Year 3                                       $  293
   Year 5                                       $  509
   Year 10                                      $1,131


 136                                                   THE HARTFORD MUTUAL FUNDS

THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------


INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its price-to-earnings ratio, the issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:


     -  high fundamental investment value,

     -  a strong management team, and

     -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

THE HARTFORD MUTUAL FUNDS                                                    137

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. Because Class Y shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L shares, (Class L shares are not offered in this prospectus). Although Class Y share returns would have been substantially similar to those of the fund's Class L shares because all of the fund's shares are invested in the same portfolio of securities, the actual returns of the Class Y shares would have been higher than the annual returns shown for the fund's Class L shares because of differences in the expenses borne by each class of shares. Returns in the bar chart and table do not include the effect of sales charges. No sales charge is applicable to Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS Y TOTAL RETURNS
BY CALENDAR YEAR(1)


--------------------------------------------------------------------------------


 60%
  40
  20
               24.81%   8.38%    8.84%    18.84%                     41.06%   18.16%   7.80%    17.99%
   0
 -20
                                                   -3.99%  -25.18%
 -40

                1997     1998     1999     2000     2001     2002     2003     2004     2005     2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the periods shown in the bar chart, the highest quarterly return was 21.84% (2nd quarter, 2003) and the lowest quarterly return was -18.38% (3rd quarter, 2001).

--------------------------------------------------------------------------------

(1) Class Y shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                               1 YEAR   5 YEARS   10 YEARS
   Class Y Return Before Taxes(1)              17.99%    9.63%      9.91%
   Class Y Return After Taxes on
   Distributions(1)                            16.07%    9.15%      8.73%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares(1)    13.05%    8.25%      8.22%
   Russell 3000 Value Index (reflects no
   deduction for fees, expenses or taxes)      22.34%   11.20%     11.11%
   Russell 1000 Value Index (reflects no
   deduction for fees, expenses or taxes)      22.25%   10.86%     11.00%


INDEX: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

 138                                                   THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Class Y shares commenced operations on February 19, 2002. Class Y share performance prior to February 19, 2002 reflects Class L share performance and operating expenses, adjusted to reflect the fact that Class Y has no sales charges.

THE HARTFORD MUTUAL FUNDS                                                    139

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                  None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None
   Exchange fees                                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees                                              0.87%
   Distribution and service (12b-1) fees                         None
   Other expenses                                               0.13%
   Total annual operating expenses(1)                           1.00%



(1) HIFSCO has voluntarily agreed to limit the total annual operating expenses of the fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to not more than 1.25%. This policy may be discontinued at any time.


EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class Y shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)           CLASS Y
   Year 1                                       $  102
   Year 3                                       $  318
   Year 5                                       $  552
   Year 10                                      $1,225


 140                                                   THE HARTFORD MUTUAL FUNDS

THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Retirement Income Fund seeks current income and secondarily, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds, designed for investors in their retirement years. The fund does this by investing in a diversified combination of other Hartford Mutual Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 70% of assets in fixed income funds and approximately 30% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS

The Hartford Advisers Fund


The Hartford Balanced Income Fund

The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund

The Hartford MidCap Growth Fund

The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund

The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

THE HARTFORD MUTUAL FUNDS                                                    141

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF
DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund

The Hartford Growth Opportunities Fund


The Hartford Select MidCap Value Fund


The Hartford Small Company Fund


The Hartford Value Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS

The Hartford Global Leaders Fund

The Hartford International Opportunities Fund

The Hartford International Small Company Fund


FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund

The Hartford Income Fund

The Hartford Inflation Plus Fund

The Hartford Short Duration Fund

The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on

 142                                                   THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


THE HARTFORD MUTUAL FUNDS                                                    143

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
FOR CALENDAR YEAR 2006


--------------------------------------------------------------------------------

 15%
  10
   5                                     5.88%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 2.84% (4th quarter, 2006) and the lowest quarterly return was -0.25% (2nd quarter, 2006).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                        LIFE OF FUND
                                                           (SINCE
                                               1 YEAR     9/30/05)
   Class Y Return Before Taxes                  5.88%       4.64%
   Class Y Return After Taxes on
   Distributions                                4.74%       2.18%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares        3.80%       2.56%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%      14.28%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%       3.94%



INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


 144                                                   THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                           0.15%
   Distribution and service (12b-1) fees         None
   Other expenses                              16.31%
   Acquired Fund fees and expenses              0.62%
   Total annual operating expenses(1)(2)       17.08%


(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 0.90%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)          CLASS Y
   Year 1                                      $1,605
   Year 3                                      $4,256
   Year 5                                      $6,306
   Year 10                                     $9,619


THE HARTFORD MUTUAL FUNDS                                                    145

THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2010 Fund's goal is to maximize total return and secondarily, to seek capital preservation.


PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2010, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2010. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 50% of assets in fixed income funds and approximately 50% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2010 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS

The Hartford Advisers Fund


The Hartford Balanced Income Fund

The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund

The Hartford MidCap Growth Fund

The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

 146                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF
DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Select MidCap Value Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund


The Hartford Value Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS

The Hartford Global Leaders Fund

The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund

The Hartford Income Fund

The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2010 approaches. Therefore, the farther away the fund is from its target year of 2010, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2010, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

THE HARTFORD MUTUAL FUNDS                                                    147

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.



Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

 148                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
FOR CALENDAR YEAR 2006


--------------------------------------------------------------------------------

 10%
   8
   6
   4
   2                                     7.69%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 4.16% (4th quarter, 2006) and the lowest quarterly return was -1.02% (2nd quarter, 2006).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                         LIFE OF FUND
                                               1 YEAR   (SINCE 9/30/05)
   Class Y Return Before Taxes                  7.69%        6.63%
   Class Y Return After Taxes on
   Distributions                                6.85%        3.81%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares        4.99%        4.04%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%       14.28%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%        3.94%



INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                    149

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on
   purchases as a percentage of offering
   price                                         None
   Maximum deferred sales charge (load) (as a
   percentage of purchase price or redemption
   proceeds, whichever is less)                  None
   Exchange fees                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the
   fund's assets)
   Management fees(1)                           0.15%
   Distribution and service (12b-1) fees         None
   Other expenses(2)                            7.82%
   Acquired Fund fees and expenses              0.72%
   Total annual operating expenses(1)(2)        8.69%


(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 0.95%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                        $  853
   Year 3                                        $2,466
   Year 5                                        $3,962
   Year 10                                       $7,244


 150                                                   THE HARTFORD MUTUAL FUNDS

THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2020 Fund's goal is to maximize total return and secondarily, to seek capital preservation.


PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2020, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2020. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 35% of assets in fixed income funds and approximately 65% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2020 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS

The Hartford Advisers Fund


The Hartford Balanced Income Fund

The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund

The Hartford MidCap Growth Fund

The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund

THE HARTFORD MUTUAL FUNDS                                                    151

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund


The Hartford Growth Opportunities Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund


The Hartford Value Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS

The Hartford Global Leaders Fund

The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund

The Hartford Income Fund

The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2020 approaches. Therefore, the farther away the fund is from its target year of 2020, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2020, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines

 152                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

and niche markets, they can suffer severely from isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.



Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

THE HARTFORD MUTUAL FUNDS                                                    153

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
FOR CALENDAR YEAR 2006


--------------------------------------------------------------------------------

 15%
  10
   5                                    10.12%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 5.40% (4th quarter, 2006) and the lowest quarterly return was -1.53% (2nd quarter, 2006).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                         LIFE OF FUND
                                               1 YEAR   (SINCE 9/30/05)
   Class Y Return Before Taxes                 10.12%        9.24%
   Class Y Return After Taxes on
   Distributions                                9.31%        7.83%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares        6.59%        7.10%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%       14.28%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%        3.94%



INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


 154                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                                CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                   None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)      None
   Exchange fees                                                  None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                            0.15%
   Distribution and service (12b-1) fees                          None
   Other expenses(2)                                             9.21%
   Acquired Fund fees and expenses                               0.76%
   Total annual operating expenses(1)(2)                        10.12%


(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.


(2) Effective November 1, 2006, HIFSCO voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.00%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                        $  986
   Year 3                                        $2,809
   Year 5                                        $4,451
   Year 10                                       $7,873


THE HARTFORD MUTUAL FUNDS                                                    155

THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2030 Fund's goal is to maximize total return and secondarily, to seek capital preservation.


PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2030, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2030. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- through the implementation of a strategic asset allocation strategy.


In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

     - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

     - At the fund's inception, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 20% of assets in fixed income funds and approximately 80% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

     - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By 2030 the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 70% of its assets in fixed income funds and approximately 30% of its assets in equity funds, although these percentages may vary from time to time.

     - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.


     - Hartford Investment Management may also use various techniques, such as buying and selling exchange traded funds ("ETFs"), to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.


The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS


DOMESTIC EQUITY FUNDS

The Hartford Advisers Fund


The Hartford Balanced Income Fund

The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Focus Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund

The Hartford LargeCap Growth Fund

The Hartford MidCap Fund

The Hartford MidCap Growth Fund

The Hartford MidCap Value Fund
The Hartford Select MidCap Growth Fund
The Hartford Select MidCap Value Fund

The Hartford Select SmallCap Value Fund

The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

 156                                                   THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Financial Services Fund
The Hartford Global Health Fund
The Hartford Global Leaders Fund
The Hartford Global Technology Fund
The Hartford International Capital Appreciation Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2006 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF
DECEMBER 31, 2006


DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund

The Hartford Equity Income Fund


The Hartford Growth Opportunities Fund


The Hartford Select SmallCap Value Fund


The Hartford Small Company Fund


The Hartford Value Fund


GLOBAL AND INTERNATIONAL EQUITY FUNDS

The Hartford Global Leaders Fund

The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

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MAIN RISKS.  The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2030 approaches. Therefore, the farther away the fund is from its target year of 2030, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2030, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from

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                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
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isolated business setbacks. Small or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector.


Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.


In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.


 158                                                   THE HARTFORD MUTUAL FUNDS
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                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
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PAST PERFORMANCE.  The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart and average annual total return figures do not include the effect of sales charges as no sales charge is applicable to the Class Y shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


CLASS Y TOTAL RETURNS
FOR CALENDAR YEAR 2006


--------------------------------------------------------------------------------

 12%
  10
   8
   6
   4
   2                                    10.02%
   0

                                         2006

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 During the period shown in the bar chart, the highest quarterly return was 6.28% (4th quarter, 2006) and the lowest quarterly return was -2.09% (2nd quarter, 2006).

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AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDING 12/31/2006



                                                         LIFE OF FUND
                                               1 YEAR   (SINCE 9/30/05)
   Class Y Return Before Taxes                 10.02%        8.96%
   Class Y Return After Taxes on
   Distributions                                9.50%        4.69%
   Class Y Return After Taxes on
   Distributions and Sale of Fund Shares        6.52%        5.13%
   S&P 500 Index (reflects no deduction for
   fees, expenses or taxes)                    15.78%       14.28%
   Lehman Brothers U.S. Aggregate Bond Index
   (reflects no deduction for fees, expenses
   or taxes)                                    4.33%        3.94%



INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/ Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


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                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
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YOUR EXPENSES.  This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.


                                                               CLASS Y
SHAREHOLDER FEES
   (fees paid directly from your investment)
   Maximum sales charge (load) imposed on purchases as a
   percentage of offering price                                  None
   Maximum deferred sales charge (load) (as a percentage of
   purchase price or redemption proceeds, whichever is less)     None
   Exchange fees                                                 None
ANNUAL OPERATING EXPENSES
   (expenses that are deducted from the fund's assets)
   Management fees(1)                                           0.15%
   Distribution and service (12b-1) fees                         None
   Other expenses(2)                                           13.47%
   Acquired Fund fees and expenses                              0.78%
   Total annual operating expenses(1)(2)                       14.40%


(1) Effective November 1, 2006, HIFSCO has permanently reduced its management fee schedule for this fund. Using the most recent fiscal year average net assets, the management fee decreased from 0.20% to 0.15%.


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to limit the total operating expenses, including Underlying Fund fees and expenses, of the Class Y shares of the fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, to 1.05%. This policy may be discontinued at any time.


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


EXPENSES (WITH OR WITHOUT REDEMPTION)            CLASS Y
   Year 1                                        $1,372
   Year 3                                        $3,742
   Year 5                                        $5,687
   Year 10                                       $9,159


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                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
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INVESTMENT RISKS GENERALLY


Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

With respect to the funds of funds, each fund of funds' share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund of funds to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds of funds invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds of funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund of funds allocates to each Underlying Fund.

The different types of securities, investments, and investment techniques used by each fund (or in the case of the funds of funds, the Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Floating Rate Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in equity securities (through certain Underlying Funds in the case of the funds of funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Advisers Fund, all of the Hartford Fixed Income Funds, and all of the funds of funds (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES


Money Market Fund will invest in high-quality market securities at all times as its principal investment strategy. From time to time, as part of its principal investment strategy, each other fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective. For Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, being in a defensive position could result in a portion of the funds' regular income distribution being taxable.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES



Each fund (other than the Money Market Fund) (through certain Underlying Funds in the case of a fund of funds) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund (through certain Underlying Funds in the case of a fund of funds) to gain exposure to a particular security, group of securities, interest rate, or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.



These techniques are also used to manage risk by hedging a fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio investments. Hedging techniques may not always be available to the funds (or in the case of a fund of funds, an Underlying Fund), and it may not always be feasible for a fund (or in the case of a fund of funds, an Underlying Fund) to use hedging techniques even when they are available.


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INVESTMENT STRATEGIES AND INVESTMENT MATTERS
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Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund (through an Underlying Fund in the case of a fund of funds) could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's (or in the case of a fund of funds, an Underlying Fund's) manager expected. As a result, the use of these techniques may result in losses to a fund (through an Underlying Fund in the case of a fund of funds) or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund to earn income that is taxable when distributed to shareholders.



The use of derivatives is a principal investment strategy for the Income Fund, Inflation Plus Fund, International Small Company Fund, MidCap Growth Fund, and Total Return Bond Fund only.


FOREIGN INVESTMENTS



Except as noted below, the funds (through certain Underlying Funds in the case of a fund of funds) may invest in securities of foreign issuers and non-dollar securities and loans as part of their principal investment strategy. The Money Market Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar securities, as part of its principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. The Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund will not invest in foreign investments.


Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or foreign borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund in the case of a fund of funds) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund in the case of a fund of funds) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN EMERGING MARKETS


Capital Appreciation Fund, Capital Appreciation II Fund, Global Communications Fund, International Capital Appreciation Fund, International Opportunities Fund and International Small Company Fund may invest in emerging markets as part of their principal investment strategy. All other funds (through certain Underlying Funds in the case of a fund of funds), except Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free

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                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
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California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New
York Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds in the case of a fund of funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES



Capital Appreciation II Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth Opportunities Fund, International Small Company Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Advisers Fund, Capital Appreciation Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Leaders Fund, Growth Fund, High Yield Fund, International Capital Appreciation Fund, International Opportunities Fund, MidCap Fund, MidCap Value Fund, Stock Fund, Total Return Bond Fund, Value Fund and all of the funds of funds (through certain Underlying Funds) may invest in securities of such companies, but not as a principal investment strategy.


Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources, may depend on or use a few key personnel for management, and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

OTHER INVESTMENT COMPANIES


Each fund, is permitted to invest in other investment companies, including investment companies which may not be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of equity ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial

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INVESTMENT STRATEGIES AND INVESTMENT MATTERS
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  companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.

Generally, a fund, other than a fund-of-funds with respect to Underlying Funds, will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.

ABOUT EACH FUND'S INVESTMENT GOAL


Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES


The following funds may have a relatively high portfolio turnover:

- Capital Appreciation II Fund

- Focus Fund

- Global Leaders Fund

- Global Technology Fund

- Growth Opportunities Fund

- High Yield Fund

- Income Fund

- Inflation Plus Fund

- International Capital Appreciation Fund

- International Opportunities Fund

- International Small Company Fund


- LargeCap Growth Fund



- MidCap Growth Fund


- Select MidCap Growth Fund


- Select SmallCap Value Fund


- Short Duration Fund

- SmallCap Growth Fund

- Small Company Fund

- Total Return Bond Fund

- U.S. Government Securities Fund

The other funds (except the funds of funds) may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Except for the Tax-Free Funds, the funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

TERMS USED IN THIS PROSPECTUS


Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers

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                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
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whose economic fortunes and risks are primarily linked with markets outside the
United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

INVESTMENT POLICIES



Disciplined Equity Fund, Equity Income Fund, Floating Rate Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, High Yield Fund, International Small Company Fund, LargeCap Growth Fund, MidCap Fund, MidCap Growth Fund, MidCap Value Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Total Return Bond Fund and U.S. Government Securities Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met due to changes in value or capitalization of portfolio assets, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund each also has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

"FUND OF FUNDS" STRUCTURE



The term "fund of funds" is used to describe mutual funds, such as the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the fund of funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you.



In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund. For example, Hartford Investment Management may change the current asset allocation strategy among the Underlying Funds, or may invest in different funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. Hartford Investment Management expects that reallocation of Underlying Funds to occur quarterly although it may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, Hartford Investment


THE HARTFORD MUTUAL FUNDS                                                    165

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

Management attempt to minimize these costs. These transactions could increase or decrease the amount of gains, and could also affect the timing, amount and character of distributions.


It is the policy of Hartford Investment Management to manage each fund in the best interests of its shareholders and to conduct the investment program for each fund without taking into account the profitability of any Underlying Fund or affiliate. However, management of the funds entails special potential conflicts of interest for Hartford Investment Management because the funds of funds invest in affiliated Underlying Funds. In general, certain of the Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others. Hartford Investment Management may therefore have an incentive to allocate more of a fund's assets to the more profitable of these Underlying Funds, and fewer assets to the less profitable of these Underlying Funds. To mitigate such conflicts Hartford Investment Management have implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds' Board of Directors.


SUMMARY COMPARISON OF THE FUNDS OF FUNDS


With respect to the four funds of funds contained in this Prospectus, Hartford Investment Management invests each fund of funds' assets in a combination of other Hartford mutual funds: domestic and international equity funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocations among these fund types. Hartford Investment Management intends to manage each fund of funds according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, Hartford Investment Management may modify the asset allocation strategy for any fund of funds and modify the selection of Underlying Funds for any fund of funds from time to time if it believes that doing so would better enable the fund of funds to pursue its investment goal.


The limitations regarding investment allocations placed on the Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund make these funds less flexible in their investment strategies than mutual funds not subject to such limitations. In addition, the asset allocations made by these funds may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors. Investors should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds. The farther away the Target Retirement 2010 Fund, Target Retirement 2020 Fund or Target Retirement 2030 Fund is from its target maturity date, the more aggressive such fund's investment strategy may be considered.


ADDITIONAL INVESTMENT STRATEGIES AND RISKS


Each fund (through certain Underlying Funds in the case of a fund of funds) may invest in various securities and engage in various investment techniques which are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

DISCLOSURE OF PORTFOLIO HOLDINGS



The funds will disclose their complete calendar quarter-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available (i) in the funds' SAI; and (ii) on the funds' website.


 166                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

THE INVESTMENT MANAGER



Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $377.6 billion in assets as of December 31, 2006. At the same time, HIFSCO had over $41.9 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for each fund of funds and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.


The funds (except the funds of funds) rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

LITIGATION AND REGULATORY ACTIONS



There continues to be federal and state regulatory activity relating to financial services companies, particularly mutual fund companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual fund related issues. The Hartford has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. In addition, the SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing.



To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of any of these matters or the initiation of any formal action by these regulators is difficult to predict. The Hartford does not expect any such action to result in a material adverse effect on the funds. However, if the SEC or another regulatory agency brings an action seeking injunctive relief, the funds' adviser and/or sub-advisers could be barred from serving in their advisory capacity unless relief is obtained from the SEC. There can be no assurance that such relief, if sought, will be granted.



On November 8, 2006, The Hartford reached a settlement with the SEC that resolves issues related to the SEC's investigation into the use of directed brokerage and revenue sharing in mutual fund and variable annuity sales.



In addition, The Hartford has been served with five consolidated putative national class actions, now consolidated into a single putative class action, In Re Hartford Mutual Funds Fee Litigation, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. On January 30, 2007, the plaintiffs moved for leave to file a second amended complaint. The proposed second amended complaint would, among other


THE HARTFORD MUTUAL FUNDS                                                    167

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


things, eliminate the previously asserted claims against the funds' directors, the derivative claims and the state law claims. As of February 16, 2007, the court has not ruled on plaintiffs' motion. The defendants in the proposed second amended complaint include The Hartford Financial Services Group, Inc., Hartford Investment Financial Services, LLC, Wellington Management Company, LLP, Hartford Investment Management Company, Hartford Securities Distribution Company, Inc., and PLANCO Financial Services Inc. This litigation is not expected to result in a material adverse effect on the funds.


THE INVESTMENT SUB-ADVISERS



Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority over approximately $575 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, MidCap Growth Fund, Money Market Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Short Duration Fund, SmallCap Growth Fund, Small Company Fund, SmallCap Growth Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2006, Hartford Investment Management had investment management authority over approximately $131.2 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.



Kayne Anderson Rudnick Investment Management, LLC ("KAR") is an investment sub-advisor to the Select SmallCap Value Fund. KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2006, KAR had approximately $6.5 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.



Metropolitan West Capital Management, LLC ("MetWest Capital") is an investment sub-advisor to the Select SmallCap Value Fund. MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large cap and small cap value equity, international core value equity and balanced portfolios. As of December 31, 2006, MetWest Capital had investment management authority over approximately $6.9 billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.



SSgA Funds Management, Inc. ("SSgA FM") is an investment sub-adviser to the Select SmallCap Value Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of December 31, 2006, SSgA FM managed approximately $123 billion in assets, and State Street Global Advisors managed approximately $1.7 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.


 168                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

SOFT DOLLAR PRACTICES


The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under
Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

MANAGEMENT FEES


Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:


CAPITAL APPRECIATION II FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                         1.00%
Next $250 million                          0.95%
Next $500 million                          0.90%
Amount Over $1 billion                     0.85%


SELECT MIDCAP VALUE FUND AND SELECT SMALLCAP VALUE FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         1.00%
Next $500 million                          0.95%
Amount Over $1 billion                     0.90%


GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE OPPORTUNITIES FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $100 million                         1.00%
Next $150 million                          0.80%
Amount Over $250 million                   0.70%


FOCUS FUND, GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND, GLOBAL TECHNOLOGY FUND, INTERNATIONAL CAPITAL APPRECIATION FUND, INTERNATIONAL SMALL COMPANY FUND AND SELECT MIDCAP GROWTH FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.90%
Next $500 million                          0.85%
Amount Over $1 billion                     0.80%


SMALL COMPANY FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                         0.85%
Next $250 million                          0.80%
Next $500 million                          0.75%
Next $500 million                          0.70%
Amount Over $1.5 billion                   0.65%


GLOBAL LEADERS FUND, INTERNATIONAL OPPORTUNITIES FUND, MIDCAP FUND, AND MIDCAP VALUE FUND



AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.85%
Next $500 million                          0.75%
Amount Over $1 billion                     0.70%


THE HARTFORD MUTUAL FUNDS                                                    169

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


MIDCAP GROWTH FUND(1)



AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.80%
Next $500 million                          0.75%
Amount Over $1 billion                     0.70%



(1) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive management fees until July 31, 2007.



TAX-FREE NATIONAL FUND(2)


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $50 million                          0.80%
Next $4.95 billion                         0.70%
Next $5 billion                            0.68%
Amount Over $10 billion                    0.67%


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.



CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND, EQUITY INCOME FUND(3), STOCK FUND(4) AND VALUE FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.80%
Next $500 million                          0.70%
Amount Over $1 billion                     0.65%


(3) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.



(4) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.


DIVIDEND AND GROWTH FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.75%
Next $500 million                          0.65%
Amount Over $1 billion                     0.60%


HIGH YIELD FUND(5)


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.75%
Next $500 million                          0.65%
Next $4 billion                            0.60%
Next $5 billion                            0.58%
Amount Over $10 billion                    0.57%


(5) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.20% of the management fees until October 31, 2007.


BALANCED INCOME FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $250 million                        0.725%
Next $250 million                         0.700%
Next $500 million                         0.675%
Amount Over $1 billion                    0.650%



TAX-FREE MINNESOTA FUND(6)


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $50 million                          0.72%
Next $4.95 billion                         0.70%
Next $5 billion                            0.68%
Amount Over $10 billion                    0.67%


(6) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.


LARGECAP GROWTH FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.65%
Next $500 million                          0.60%
Amount Over $1 billion                     0.55%


ADVISERS FUND(7)


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.69%
Next $500 million                         0.625%
Amount Over $1 billion                    0.575%


(7) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.


FLOATING RATE FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.65%
Next $4.5 billion                          0.60%
Next $5 billion                            0.58%
Amount Over $10 billion                    0.57%


INCOME FUND AND INFLATION PLUS FUND(8)



AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.60%
Next $4.5 million                          0.55%
Next $5 billion                            0.53%
Amount Over $10 billion                    0.52%



(8) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.


 170                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $50 million                          0.60%
Next $450 million                          0.55%
Next $4.5 billion                          0.50%
Next $5 billion                            0.48%
Amount Over $10 billion                    0.47%

TOTAL RETURN BOND FUND


AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                        0.550%
Next $500 million                         0.525%
Next $4 billion                           0.500%
Next $5 billion                           0.480%
Amount Over $10 billion                   0.470%


SHORT DURATION FUND, TAX-FREE CALIFORNIA FUND AND TAX-FREE NEW YORK FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.55%
Next $4.5 billion                          0.50%
Next $5 billion                            0.48%
Amount Over $10 billion                    0.47%

MONEY MARKET FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.50%
Next $500 million                          0.45%
Next $4 billion                            0.40%
Next $5 billion                            0.38%
Amount Over $10 billion                    0.37%

RETIREMENT INCOME FUND, TARGET RETIREMENT 2010 FUND, TARGET RETIREMENT 2020 FUND AND TARGET RETIREMENT 2030 FUND

AVERAGE DAILY NET ASSETS                ANNUAL RATE
------------------------                -----------
First $500 million                         0.15%
Amount Over $500 million                   0.10%

For each fund's fiscal year ended October 31, 2006, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:


FUND NAME                                         10/31/2006
---------                                         ----------
The Hartford Advisers Fund                          0.62%
The Hartford Balanced Income Fund                   0.72%
The Hartford Capital Appreciation Fund              0.66%
The Hartford Capital Appreciation II Fund           0.99%
The Hartford Disciplined Equity Fund                0.80%
The Hartford Dividend and Growth Fund               0.63%



FUND NAME                                         10/31/2006
---------                                         ----------
The Hartford Equity Income Fund                     0.79%
The Hartford Floating Rate Fund                     0.61%
The Hartford Focus Fund                             1.00%
The Hartford Global Communications Fund             1.00%
The Hartford Global Financial Services Fund         1.00%
The Hartford Global Health Fund                     0.99%
The Hartford Global Leaders Fund                    0.82%
The Hartford Global Technology Fund                 1.00%
The Hartford Growth Fund                            0.73%
The Hartford Growth Opportunities Fund              0.74%
The Hartford High Yield Fund                        0.75%
The Hartford Income Fund                            0.60%
The Hartford Inflation Plus Fund                    0.58%
The Hartford International Capital Appreciation
  Fund                                              1.00%
The Hartford International Opportunities Fund       0.85%
The Hartford International Small Company Fund       1.00%
The Hartford LargeCap Growth Fund                   0.65%
The Hartford MidCap Fund                            0.73%
The Hartford MidCap Growth Fund                     0.80%
The Hartford MidCap Value Fund                      0.85%
The Hartford Money Market Fund                      0.50%
The Hartford Select MidCap Growth Fund              0.90%
The Hartford Select MidCap Value Fund               1.00%
The Hartford Select SmallCap Value Fund             1.00%
The Hartford Short Duration Fund                    0.55%
The Hartford Small Company Fund                     0.84%
The Hartford SmallCap Growth Fund                   0.80%
The Hartford Stock Fund                             0.73%
The Hartford Tax-Free California Fund               0.55%
The Hartford Tax-Free Minnesota Fund                0.72%
The Hartford Tax-Free National Fund                 0.74%
The Hartford Tax-Free New York Fund                 0.55%
The Hartford Total Return Bond Fund                 0.62%
The Hartford U.S. Government Securities Fund        0.72%
The Hartford Value Fund                             0.80%
The Hartford Value Opportunities Fund               0.87%
The Hartford Retirement Income Fund                 0.20%
The Hartford Target Retirement 2010 Fund            0.20%
The Hartford Target Retirement 2020 Fund            0.20%
The Hartford Target Retirement 2030 Fund            0.20%


A discussion regarding the basis for the boards of directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2006.

PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other

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MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.


ADVISERS FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the equity portion of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.



Peter I. Higgins, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.


John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the fixed income and money market portion of the fund since 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.


Christopher L. Gootkind, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since March 2006. Mr. Gootkind joined Wellington Management as an investment professional in 2000.


BALANCED INCOME FUND Lucius T. Hill, III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the fixed income portion of the fund since its inception (2006) and for clients of the firm for at least the past five years. Mr. Hill joined Wellington Management as an investment professional in 1993.

Scott I. St. John, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fixed income portion of the fund since its inception (2006) and has served as a fixed income portfolio manager for clients of the firm since joining Wellington Management in 2003. Prior to joining Wellington Management, Mr. St. John was a Fixed Income Analyst at State Street Research from 2001 to 2003.


John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the equity portion of the fund since its inception (2006) and for clients of the firm for at least the past five years. Mr. Ryan joined Wellington Management as an investment professional in 1981.



CAPITAL APPRECIATION FUND Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (1996). Mr. Pannell joined Wellington Management as an investment professional in 1974.



Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since 1998.


CAPITAL APPRECIATION II FUND The fund has been managed by a team of Portfolio Managers since its inception in 2005. Each member of the team manages a portion of the fund. Decisions to vary the percentage of the fund's assets allocated to a sleeve will be made collectively by the team.

Value Opportunities



James H. Averill, PhD, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2005). Effective April 1, 2007, Mr. Averill will no longer be involved in portfolio management.



David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2005).


James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2005).


David W. Palmer, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since its inception (2005).


 172                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Growth Opportunities



Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1999. Mr. Carmen has been involved in portfolio management and securities analysis for the fund since its inception (2005).


Special Situations



Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Mr. Catrickes has been involved in portfolio management and securities analysis for the fund since its inception (2005).


Global Equities


Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1995. Mr. Choumenkovitch has been involved in portfolio management and securities analysis for the fund since its inception (2005).

Capital Appreciation



Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1974. Mr. Pannell has been involved in portfolio management and securities analysis for the fund since its inception (2005).


DISCIPLINED EQUITY FUND James A. Rullo, Senior Vice President and Director of the Quantitative Investment Group of Wellington Management, has served as portfolio manager of the fund since its inception (1998). Mr. Rullo joined Wellington Management as an investment professional in 1994.


Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm in 1994 and has been an investment professional since 1996. Mr. Chally has been involved in portfolio management and securities analysis for the fund since its inception (1998).



DIVIDEND AND GROWTH FUND Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as co-manager of the fund from July, 2001 through September, 2001 and as portfolio manager of the fund since October, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.



EQUITY INCOME FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2003). Mr. Ryan joined Wellington Management as an investment professional in 1981.


FLOATING RATE FUND Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management. Mr. Bacevich is a co-manager of the Floating Rate Fund and the lead member of the Fund's management team.


John Connor, Senior Vice President and Credit Research Analyst of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since its inception (2005). Mr. Connor joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Connor was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management. Mr. Connor is a co-manager of the Floating Rate Fund and reports to Mr. Bacevich, as well as assumes responsibility for investment decisions in Mr. Bacevich's absence.



FOCUS FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.



Peter I. Higgins, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.


GLOBAL COMMUNICATIONS FUND This fund has been managed by a team of global industry analysts that specialize in the communications industry since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the communications industry are made collectively by the team.

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MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


Archana Basi, CFA, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2001. Ms. Basi has been involved in portfolio management and securities analysis for the fund since 2002 focused primarily on the global telecommunications services and long distance carrier sectors.



David Nincic, CFA, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1999. Mr. Nincic has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the wireless telecommunications sector.



GLOBAL FINANCIAL SERVICES FUND Mark T. Lynch, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has served as portfolio manager of the fund since 2007. Prior to this, Mr. Lynch was a member of a team of global industry analysts who had managed the fund since its inception (2000). Mr. Lynch joined the firm as an investment professional in 1994.


GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.


Joseph H. Schwartz, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the medical technology sector.



Jean M. Hynes, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the pharmaceutical and biotechnology sectors.


Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the healthcare services sector.


Kirk J. Mayer, CFA, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the imaging, genomics and biotechnology sectors.


Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector.


GLOBAL LEADERS FUND Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.



Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001.



Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the fund since March 2006. Prior to joining the firm, Mr. Hudson was a portfolio manager and analyst at American Century Investment Management (2000-2005).


GLOBAL TECHNOLOGY FUND This fund has been managed by a team of global industry analysts that specialize in the technology sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the technology industry are made collectively by the team.

Scott E. Simpson, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the software and internet sectors.


John F. Averill, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the communications equipment and components sectors.


 174                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Eric C. Stromquist, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the semiconductor and computer hardware sectors.

Bruce L. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the fund since its inception (2000) focused primarily on the business information technology and computer services sectors.


Anita M. Killian, CFA, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the communications equipment and components sectors.



GROWTH FUND Andrew J. Shilling, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.



John A. Boselli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2002. Mr. Boselli has been involved in portfolio management and securities analysis for the fund since 2002. Prior to joining Wellington Management, Mr. Boselli was an investment professional with Putnam Investments Incorporated (1996-2002).



GROWTH OPPORTUNITIES FUND Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2, 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.



Mario E. Abularach, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006.


HIGH YIELD FUND The fund is managed by Mark Niland, Nasri Toutoungi and James Serhant.

Mark Niland, CFA, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.


James Serhant, CFA, Senior Vice President and Senior Investment Analyst of Hartford Investment Management, has served as portfolio manager of the fund since August 2006. Mr. Serhant joined Hartford Investment Management in 2005, and covers the high yield telecom, media and healthcare industries. Prior to joining the firm, he was a vice president and senior research analyst at Delaware Investments (2001-2005). From (1997-2000), he was vice president and senior fixed income research analyst at JP Morgan Securities, Inc.



Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.


INCOME FUND The fund is managed by William H. Davison, Jeffrey S. MacDonald and Charles Moon.

William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Jeffrey S. MacDonald, CFA, Vice President of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. MacDonald joined Hartford Investment Management in 2005 and serves as a portfolio manager in the multi-sector portfolio management team, which manages Core, Core Plus, Intermediate Core and other broad based fixed income styles. Mr. MacDonald is also a member of the Investment Strategy Committee. Prior to joining the firm, he was a portfolio analyst at Wellington Management Company, LLC (2000-2005). He began his career with Fidelity Investments as a fixed income trader and lead systems analyst (1992-2000).

Charles Moon, Executive Vice President and member of the Investment Strategy Committee of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Moon joined Hartford Investment Management in 2006,

THE HARTFORD MUTUAL FUNDS                                                    175
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MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


and serves as the head of the Investment Grade Credit Sector and as a Senior Portfolio Manager for investment grade credit strategies. Prior to joining the firm, he served as a portfolio manager and co-head of Investment Grade Credit at OFI Institutional Asset Management (Oppenheimer Funds) (2002-2006). Previously, Mr. Moon was Executive Director of Fixed Income at Morgan Stanley Asset Management (Miller Anderson & Sherrerd) (1999-2002), serving as portfolio manager and analyst. Prior to joining Morgan Stanley, he served in various positions at Citicorp and its affiliates, including Global Analyst, Divisional Controller, and Portfolio Analyst (1993-1999).



INFLATION PLUS FUND  The fund is managed by John Hendricks and Timothy Wilhide.



John Hendricks, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Hendricks joined the Hartford Investment Management in 2005 as a fixed-income trader specializing in Treasury and agency securities. Mr. Hendricks is responsible for developing and implementing duration and yield curve strategies and is a member of the Investment Strategy Committee. Prior to joining Hartford Investment Management, Mr. Hendricks worked for Fidelity Capital Markets in Boston where his primary responsibility was proprietary trading strategies for the firm. Prior to Fidelity, Mr. Hendricks was a Vice President with State Street Bank in their Global Markets group. At State Street he was responsible for all risk trading activities related to Treasuries, agencies and mortgage-backed securities. Mr. Hendricks started his career in financial services as the senior government securities trader in the International Treasury Division of Bank of New England.



Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978.



INTERNATIONAL CAPITAL APPRECIATION FUND Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Offit joined Wellington Management as an investment professional in 1997.



Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the fund since 2001.



Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined Wellington Management as an investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the fund since March 2006. Prior to joining the firm, Mr. Hudson was a portfolio manager and analyst at American Century Investment Management (2000-2005).



INTERNATIONAL OPPORTUNITIES FUND Nicolas M. Choumenkovitch, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since December 2006 and has been involved in portfolio management and securities analysis of the fund since 2000. Mr. Choumenkovitch joined the firm as an investment professional in 1995.



INTERNATIONAL SMALL COMPANY FUND Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager of the fund since January 2006. Mr. Thomas joined the firm as an investment professional in 2002 and has been involved in portfolio management and securities analysis for the firm for the past five years.



Daniel Maguire, CFA, Assistant Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2004. Mr. Maguire has been involved in portfolio management and securities analysis for the fund since January 2006, and for the firm for the past three years. Prior to joining the firm, Mr. Maguire was an Equity Analyst at Insight Investment Management in the UK (2003-2004) and at HSBC Investment Bank (2000-2003).



LARGECAP GROWTH FUND Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.


MIDCAP FUND Phillip H. Perelmuter, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (1997). Mr. Perelmuter joined Wellington Management as an investment professional in 1995.

MIDCAP GROWTH FUND Mark Waterhouse, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2006). Mr. Waterhouse joined Hartford Investment Management in 2005. Prior to joining the

 176                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

firm, Mr. Waterhouse was partner and chief investment officer at Think Equity Capital (2003-2005) and a managing director at Moore Capital Management, LLC (2001-2003).


MIDCAP VALUE FUND James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Mordy joined Wellington Management as an investment professional in 1985.



MONEY MARKET FUND  The fund is managed by Robert Crusha and Adam Tonkinson.


Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 1, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.


Adam Tonkinson, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Tonkinson previously served as assistant portfolio manager of the fund since March 15, 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.



SELECT MIDCAP GROWTH FUND Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since December 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



SELECT MIDCAP VALUE FUND Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since December 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.


SELECT SMALLCAP VALUE FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Kayne Anderson Rudnick Investment Management, LLC The portion of the fund allocated to KAR is co-managed by Robert A. Schwarzkopf and Sandi L. Gleason.

Robert A. Schwarzkopf, Managing Director of Small Cap Equity and Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Mr. Schwarzkopf joined KAR in 1991 and has been involved in the management of other small- and mid-cap strategies for the firm since that time.

Sandi L. Gleason, Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Ms. Gleason joined KAR in 1993 and has been involved in the management of other small- and mid-cap strategies for the firm since 1998.

Metropolitan West Capital Management, LLC The portion of the fund allocated to MetWest Capital is managed by Gary W. Lisenbee.

Gary W. Lisenbee, President of MetWest Capital, has served as portfolio manager of the fund since its inception (2006). Mr. Lisenbee co-founded MetWest Capital in 1997 and has served as President of the firm since that time. Mr. Lisenbee has been an investment professional involved in portfolio management and research analysis since 1973.


SSgA Funds Management, Inc. The portion of the fund allocated to SSgA FM is co-managed by Ric Thomas and Chuck Martin.



Ric Thomas, Principal of SSgA FM and Department Head of the U.S. Enhanced Equity group, has served as a co-portfolio manager of the fund since its inception
(2006). Prior to joining SSgA in 1998, Mr. Thomas was a quantitative analyst on the portfolio construction team at Putnam Investments. Mr. Thomas has been working in the investment management field since 1990.



Chuck Martin, Principal of SSgA FM and a portfolio manager in the Global Enhanced Equity group, has served as a co-portfolio manager of the fund since its inception (2006). Prior to joining SSgA in 2001, Mr. Martin was an Equity Analyst at SunTrust Equitable Securities (1999-2001). Mr. Martin has been working in the investment industry since 1993.


SHORT DURATION FUND  The fund is managed by Robert Crusha and Brian Dirgins.


Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Crusha served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional


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MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

involved in trading and portfolio management since 1995.

Brian Dirgins, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Dirgins joined Hartford Investment Management in 1998 and has been an investment professional involved in trading and securities analysis since 1989.

SMALL COMPANY FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Hartford Investment Management: Mark Waterhouse, Executive Vice President of Hartford Investment Management has served as portfolio manager of the fund since June 12, 2006. Mr. Waterhouse joined Hartford Investment Management in 2005. Prior to joining the firm, Mr. Waterhouse was partner and chief investment officer at Think Equity Capital (2003-2005) and a managing director at Moore Capital Management, LLC (2001-2003).


Wellington Management Company, LLP: Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since January 2, 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.



Stephen C. Mortimer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Mortimer has been involved in portfolio management and securities analyst for the fund since March 2006.



Mario E. Abularach, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 2001. Mr. Abularach has been involved in portfolio management and securities analysis for the fund since January 2006.


SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.


Hartford Investment Management Company: Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



Wellington Management Company, LLP: David J. Elliott, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since April 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.



Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1998. Ms. Dwyer has been involved in portfolio management and securities analysis for the fund since April 2001.



STOCK FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager/Analyst of Wellington Management, has served as portfolio manager of the fund since May 2005. Mr. Irons joined Wellington Management as an investment professional in 1993.



Peter I. Higgins, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis of the equity portion of the fund since November 2005. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was a Portfolio Manager at The Boston Company with responsibility for mid cap and small cap portfolios and a member of the large cap value team from 1995 to 2005.



TAX-FREE CALIFORNIA FUND The fund is managed by Christopher Bade and Charles Grande.



Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA.



Charles Grande, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.



TAX-FREE MINNESOTA FUND The fund is managed by Christopher Bade and Charles Grande.



Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio


 178                                                   THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA.



Charles Grande, Executive Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.



TAX-FREE NATIONAL FUND  The fund is managed by Christopher Bade and Charles
Grande.



Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA.



Charles Grande, Executive Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA Insurance Corp.



TAX-FREE NEW YORK FUND  The fund is managed by Christopher Bade and Charles
Grande.



Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA.



Charles Grande, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.


TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

U.S. GOVERNMENT SECURITIES FUND The fund is managed by Christopher Hanlon, with Russell M. Regenauer as assistant portfolio manager.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.


Russell M. Regenauer, Senior Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985.



VALUE FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since its inception (2001). Mr. Ryan joined Wellington Management as an investment professional in 1981.



VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Effective April 1, 2007, David Palmer and David Fassnacht manage a portion of the fund based upon industry sectors which may vary from time to time. James Mordy will contribute investment ideas across all sectors. Allocations among various sectors are made collectively by the team.



James H. Averill, PhD, Senior Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1985. Mr. Averill has been involved in portfolio management and securities analysis for the fund since its inception (2001). Effective April 1, 2007, Mr. Averill will no longer be involved in portfolio management.


THE HARTFORD MUTUAL FUNDS                                                    179

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1991. Mr. Fassnacht has been involved in portfolio management and securities analysis for the fund since its inception (2001).



James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1985. Mr. Mordy has been involved in portfolio management and securities analysis for the fund since its inception (2001).



David W. Palmer, CFA, Vice President and Equity Research Analyst of Wellington Management, joined the firm as an investment professional in 1998. Mr. Palmer has been involved in portfolio management and securities analysis for the fund since 2003.



RETIREMENT INCOME FUND  The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



TARGET RETIREMENT 2010 FUND The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



TARGET RETIREMENT 2020 FUND The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.



TARGET RETIREMENT 2030 FUND The fund is managed by Edward C. Caputo and Hugh Whelan.



Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.



Hugh Whelan, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.


 180                                                   THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

CLASS Y SHARE INVESTOR REQUIREMENTS


Except as described below, Class Y shares offered through this prospectus are available to the following investors. Individual investors must invest at least $10 million in Class Y shares of a fund. The following types of institutional investors must invest at least $1 million in Class Y shares of a fund: (1) employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; (2) banks and insurance companies or other large institutional investors; (3) investment companies; (4) employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates; (5) non-profit organizations, charitable trusts, foundations and endowments; and (6) trust companies with assets held in a fiduciary, advisory, custodial or similar capacity over which the trust company has full or shared investment discretion. Retirement and/or employee benefit plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or
(ii) a trading platform, may purchase Class Y shares of a fund provided that such record-keeper or trust company and, if applicable, the trading platform, has entered into an agreement for such purposes with the distributor and/or its affiliates. Retirement and/or employee benefit plans purchasing Class Y shares through such a record-keeper, trust company or trading platform are not subject to a minimum investment amount.

Class Y shares are also offered through Hartford's Retirement Plans Prospectus, which offers Class R3, Class R4, Class R5 and Class Y shares of the funds. Retirement Plans Prospectus is available to employee benefit or retirement plans which have (a) at least $10 million in plan assets, or (b) 750 or more employees eligible to participate at the time of purchase; and employee benefit or retirement plans of The Hartford, Wellington Management or broker-dealer wholesalers and their affiliates. However, employee benefit plans and/or retirement plans purchasing shares through (i) a record-keeper or a trust company that performs participant level record-keeping or other administrative services on behalf of such plans or (ii) a trading platform may purchase Class Y shares of a fund provided that such record-keeper or trust company and, if applicable, the trading platform, has entered into an agreement for such purposes with the distributor and/or its affiliates. If you are a retirement plan administrator or fiduciary, or meet the definition of these other institutional investors, you should consult Hartford's Retirement Plans Prospectus. Hartford, in its sole discretion, may accept purchases of Class Y shares from other purchasers not listed above.


ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors that are described below and in the funds' SAI. This additional compensation is not paid by you.



These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.



Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.



Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Other Compensation"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial


THE HARTFORD MUTUAL FUNDS                                                    181

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. Incurred payments of Other Compensation did not exceed $770,000 per Financial Intermediary for the calendar year ended December 31, 2006.



Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.



For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $30.7 million in total Additional Payments, including Other Compensation (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries, of which approximately $13 million was incurred with respect to Edward D. Jones & Co., L.P.



As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation, to: A.G. Edwards & Sons, Inc., AIG Advisors Group (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc., ), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc.,UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc., Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc., Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU


 182                                                   THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.



In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.



ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to payments made in connection with the sale and distribution of the funds' shares (describe above) and administration and Rule 12b-1 fees paid by the funds, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below. This Servicing Compensation is not paid by you.



Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Currently, Fidelity (defined below) receives 0.35% of the average net assets attributable with respect to Class Y shares of The Hartford Growth Fund, The Hartford International Capital Appreciation Fund and The Hartford SmallCap Growth Fund. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.



The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250 thousand in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.



As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; and T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.



Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.


OPENING AN ACCOUNT


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents. The information you provide may also be validated through various public databases. If a fund is not able to adequately identify you within the timeframes set forth in the law, your shares may be automatically redeemed. If the net asset value per share

THE HARTFORD MUTUAL FUNDS                                                    183

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

has decreased since your purchase, you will lose money as a result of this redemption.

Please note that if you are purchasing shares through your employer's tax qualified retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Although brokers may be compensated for the sale of Class Y shares in certain cases, there will be no cost to you.

1 Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investment for each fund is $1 million ($10 million if you do not qualify as one of the types of institutional investors listed above), although this minimum may be waived at the discretion of the funds' officers or may not apply under certain circumstances (see page 168, "Class Y Share Investor Requirements" for further information).

3 Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional form if you want to add privileges later. If you have questions, please contact your financial representative or call the transfer agent at the number shown below.

   - Make your initial investment selection.

                    ADDRESS:                                              PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                                1-888-THE-STAG (843-7824)
                 P.O. BOX 64387
            ST. PAUL, MN 55164-0387                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                          ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 184                                                   THE HARTFORD MUTUAL FUNDS

BUYING SHARES


                             OPENING AN ACCOUNT                                  ADDING TO AN ACCOUNT
 BY CHECK
              - Make out a check for the investment amount,        - Make out a check for the investment amount,
  [CHECK        payable to "The Hartford Mutual Funds."              payable to "The Hartford Mutual Funds."
  GRAPHIC]    - Deliver the check and your completed               - Fill out the detachable investment slip from an
                application to your financial representative,        account statement. If no slip is available,
                plan administrator or mail to the address            include a note specifying the fund name, your
                listed below.                                        share class, your account number and the
                                                                     name(s) in which the account is registered.
                                                                   - Deliver the check and your investment slip or
                                                                     note to your financial representative, plan
                                                                     administrator or mail to the address listed
                                                                     below.
 BY EXCHANGE
[ARROW        - Call your financial representative, plan           - Call your financial representative, plan
  GRAPHIC]      administrator or the transfer agent at the           administrator or the transfer agent at the
                number below to request an exchange.                 number below to request an exchange.
 BY WIRE
              - Deliver your completed application to your         - Instruct your bank to wire the amount of your
  [WIRE         financial representative, or mail it to the          investment to:
  GRAPHIC]      address below.                                         U.S. Bank National Association
              - Obtain your account number by calling your             ABA #091000022, credit account no.
                financial representative or the phone number           1-702-2514-1341
                below.                                                 The Hartford Mutual Funds Purchase Account
              - Instruct your bank to wire the amount of your          For further credit to: (your name)
                investment to:                                         Hartford Mutual Funds Account Number:
                  U.S. Bank National Association                       (your account number)
                  9633 Lyndale Ave S.                                Specify the fund name, your share class, your
                  Bloomington MN 55420-4270                          account number and the name(s) in which the
                  ABA #091000022, credit account no.                 account is registered. Your bank may charge a
                  1-702-2514-1341                                    fee to wire funds.
                  The Hartford Mutual Funds Purchase
                  Account For further credit to: (your name)
                  Hartford Mutual Funds Account Number:
                  (your account number)
                Specify the fund name, your choice of share
                class, the new account number and the name(s)
                in which the account is registered. Your bank
                may charge a fee to wire funds.
 BY PHONE
              - See "By Wire" and "By Exchange"                    - Verify that your bank or credit union is a
  [PHONE                                                             member of the Automated Clearing House (ACH)
  GRAPHIC]                                                           system.
                                                                   - Complete the "Telephone Exchanges and Telephone
                                                                     Redemption" and "Bank Account or Credit Union
                                                                     Information" sections on your account
                                                                     application.
                                                                   - Call the transfer agent at the number below to
                                                                     verify that these features are in place on your
                                                                     account.
                                                                   - Tell the transfer agent representative the
                                                                     fund name, your share class, your account
                                                                     number, the name(s) in which the account is
                                                                     registered and the amount of your investment.

To open or add to an account using the Automatic Investment Plan, see "Additional Investor Services" on page 191.

                    ADDRESS:                                              PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                                1-888-THE-STAG (843-7824)
                 P.O. BOX 64387
            ST. PAUL, MN 55164-0387                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                          ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

THE HARTFORD MUTUAL FUNDS                                                    185

SELLING SHARES IN WRITING


 BY LETTER
                - Write a letter of instruction or complete a power of
  [LETTER         attorney indicating the fund name, your share class, your
  GRAPHIC]        account number, the name(s) in which the account is
                  registered and the dollar value or number of shares you
                  wish to sell.
                - Include all signatures and any additional documents that may be required (see "Selling Shares in Writing").
                - Mail the materials to the address below.
                - A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                  letter of instruction. Overnight delivery may be requested for a nominal fee which will be deducted from redemption
                  proceeds.
 BY PHONE
                - Restricted to sales of up to $50,000 in any 7-day period.
  [PHONE        - To place your order with a representative, call the
  GRAPHIC]        transfer agent at the number below between 8 A.M. and 7
                  P.M. Eastern Time (between 7 A.M. and 6 P.M. Central Time)
                  Monday through Thursday and between 9:15 A.M. and 6 P.M.
                  Eastern Time (between 8:15 A.M. and 5 P.M. Central Time)
                  on Friday. Complete transaction instructions on a specific account must be received in good order and confirmed by
                  the Hartford Mutual Funds prior to 4 P.M. Eastern Time (3
                  P.M. Central Time) or the close of the NYSE, whichever
                  comes first. Any transaction on an account received after
                  the close of the NYSE will receive the next business day's offering price.
                - For automated service 24 hours a day using your touch-tone phone, call the number shown below.
 BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
                - Fill out the "Telephone Exchanges and Telephone
  [COMPUTER       Redemption" and "Bank Account or Credit Union Information"
  GRAPHIC]        sections of your new account application.
                - Call the transfer agent to verify that the telephone
                  redemption privilege is in place on an account, or to
                  request the forms to add it to an existing account.
                - Amounts of $500 or more will be wired on the next business day. Your bank may charge a fee for this service.
                - Amounts of less than $500 may be sent by EFT or by check.
                  Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this
                  service. Wire transfers are available upon request.
                - Phone requests are limited to amounts up to $50,000 in a
                  7-day period.
 BY EXCHANGE
[ARROW          - Obtain a current prospectus for the fund into which you
  GRAPHIC]        are exchanging by calling your financial representative or the transfer agent at the number below.
                - Call your financial representative or the transfer agent to request an
                  exchange.
 BY LETTER
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a
Medallion signature guarantee if:

                - your address of record has changed within the past 30 days
  [LETTER       - you are selling more than $50,000 worth of shares
  GRAPHIC]      - you are requesting payment other than by a check mailed to the address of
                  record and payable to the registered owner(s)

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

                    ADDRESS:                                              PHONE NUMBER:
           THE HARTFORD MUTUAL FUNDS                                1-888-THE-STAG (843-7824)
                 P.O. BOX 64387
            ST. PAUL, MN 55164-0387                      OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR PLAN
                                                          ADMINISTRATOR FOR INSTRUCTIONS AND ASSISTANCE.

 186                                                   THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

VALUATION OF SHARES


The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.


Except for the Money Market Fund, the funds (through certain Underlying Funds in the case of a fund of funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds in the case of a fund of funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds in the case of a fund of funds) may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds in the case of a fund of funds) uses a fair value pricing service approved by that fund's Board (or in the case of a fund of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds in the case of a fund of funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds in the case of a fund of funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds in the case of a fund of funds) were to sell the security at approximately the time at which that fund determines its NAV per share.



Debt securities (other than short-term obligations and floating rate loans) held by a fund (through certain Underlying Funds in the case of a fund of funds) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors (or in the case of a fund of funds, the Boards of Directors of the Underlying Funds). Generally, each fund, and in particular, High Yield Fund and Income Fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.


BUY AND SELL PRICES


When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

EXECUTION OF REQUESTS


Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next

THE HARTFORD MUTUAL FUNDS                                                    187

TRANSACTION POLICIES
--------------------------------------------------------------------------------

NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent or authorized broker-dealers and third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers for the purchase or sale of the funds' shares. This transaction fee is separate from any sales charge that the funds may apply.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Floating Rate Fund redemptions will be processed at the next NAV calculated after your request is received, if your order is in "good order," but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Floating Rate Fund.

REQUESTS IN "GOOD ORDER"


All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

TELEPHONE TRANSACTIONS


For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

EXCHANGES


You may exchange shares of one fund for shares of the same class of any other fund. The registration for both accounts involved must be identical. You may be subject to tax liability as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

FREQUENT PURCHASES AND REDEMPTIONS
OF FUND SHARES



The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a fund by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of a fund of funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.


If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the

 188                                                   THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request is received within the 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the funds' transfer agent shall terminate the registered representative's exchange privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.


Effective July 1, 2007, it is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.



During calendar year 2007, new SEC rules become effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be better able to apply its frequent trading policies to omnibus accounts.


The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are substantially limited in their ability to identify or deter Excessive Traders or other abusive traders. The transfer agent for the funds will use its best efforts to obtain the cooperation of intermediaries to identify Excessive Traders and to prevent or limit abusive trading activity, to the extent practicable. In addition, the funds' transfer agent will seek to obtain annual certifications from financial intermediaries that such intermediaries have established reasonable internal controls and procedures for limiting exchange activities in a manner that is consistent with the funds' policies concerning frequent purchases and redemptions of fund shares and are reasonably designed to obtain compliance with applicable rules relating to customer-order handling and abusive trading practices. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund

THE HARTFORD MUTUAL FUNDS                                                    189

TRANSACTION POLICIES
--------------------------------------------------------------------------------

calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the funds of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."
CERTIFICATED SHARES


Shares are electronically recorded and therefore share certificates are not issued.

SALES IN ADVANCE OF PURCHASE PAYMENTS


When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

SPECIAL REDEMPTIONS


Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

PAYMENT REQUIREMENTS


All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds, or in the case of a retirement account, to the custodian or trustee. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period (generally within three business days). If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

DIVIDENDS AND ACCOUNT POLICIES


ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you should also receive, if applicable, a Form 1099 tax information statement.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.


DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund, Dividend and Growth Fund, Equity Income Fund, Target Retirement 2010 Fund and Target Retirement 2020 Fund are declared and paid quarterly. Dividends from the net investment income of the Retirement Income Fund are declared and paid monthly.



Dividends from the net investment income of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, and U.S. Government Securities are declared daily and


 190                                                   THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Notwithstanding the foregoing, in order to accommodate adjustments in asset allocations made by the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund as the mix of Underlying Funds in each of these funds changes over time, each of these funds reserves the right to change its dividend distribution policy at the discretion of each of these funds' Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.


If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from the Underlying Fund's ordinary income or short-term capital gains. Distributions paid from an Underlying Fund's long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.


The form 1099 that is mailed to you every January details your dividends and distributions and their federal tax category, although you should verify your tax liability with your tax professional.


TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

TAXES ON DISTRIBUTIONS (TAX-FREE FUNDS ONLY) Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.


CALIFORNIA INCOME TAXATION (TAX-FREE CALIFORNIA FUND) Tax-Free California Fund complies with certain state tax requirements so that at least a portion of the dividends it pays are "exempt-interest dividends" as defined under California law. To be qualified to pay exempt-interest dividends under California law, at the close of each quarter of its taxable year, at least 50% percent of the value of the Tax-Free California Fund's total assets must consist of obligations which, when held by an individual, the interest therefrom is exempt from taxation by California. Exempt-interest dividends from Tax-Free


THE HARTFORD MUTUAL FUNDS                                                    191
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TRANSACTION POLICIES
--------------------------------------------------------------------------------

California Fund may be subject to California taxes imposed on corporations when distributed to shareholders subject to those taxes.

MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund complies with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.

NEW YORK INCOME TAXATION (TAX-FREE NEW YORK FUND) Tax-Free New York Fund complies with certain state tax requirements so that individual shareholders of Tax-Free New York Fund that are residents of New York State will not be subject to New York State income tax on distributions which are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, Tax-Free New York Fund will invest in New York State or municipal bonds. Individual shareholders of Tax-Free New York Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from Tax-Free New York Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes.

INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund in the case of a fund of funds) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

ADDITIONAL INVESTOR SERVICES


ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network.

If you are a participant in a tax qualified retirement plan, check with your plan administrator for additional investor services.

 192                                                   THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request. Because the Class Y shares of Tax-Free California Fund and Tax-Free New York Fund have not yet commenced operations, no financial information is available for either of these funds.


THE HARTFORD MUTUAL FUNDS                                                    193

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD ADVISERS FUND
 For the Year Ended October
  31, 2006
 Class Y......................   $15.50       $ 0.38        $ 1.40        $ 1.78      $ (0.37)       $   --          $   --
 For the Year Ended October
  31, 2005(g)
 Class Y......................    14.72         0.33          0.81          1.14        (0.36)           --              --
 For the Year Ended October
  31, 2004(g)
 Class Y......................    14.37         0.25          0.36          0.61        (0.26)           --              --
 For the Year Ended October
  31, 2003(g)
 Class Y......................    12.82         0.27          1.54          1.81        (0.26)           --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    14.54         0.13         (1.55)        (1.42)       (0.30)           --              --
THE HARTFORD BALANCE INCOME
 FUND
 From (commencement of
  operations) July 31, 2006,
  through October 31, 2006
 Class Y......................    10.00         0.10          0.38          0.48        (0.06)           --              --
THE HARTFORD CAPITAL
 APPRECIATION FUND
 For the Year Ended October
  31, 2006
 Class Y......................    38.47         0.30          6.84          7.14           --         (3.42)             --
 For the Year Ended October
  31, 2005
 Class Y......................    32.29         0.21          5.97          6.18           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    27.64         0.11          4.54          4.65           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    21.23         0.08          6.33          6.41           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    24.85         0.04         (3.66)        (3.62)          --            --              --
THE HARTFORD CAPITAL
 APPRECIATION II FUND
 For the Year Ended October
  31, 2006
 Class Y......................    11.08         0.12          2.15          2.27           --         (0.15)             --
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................    10.00         0.02          1.06          1.08           --            --              --
THE HARTFORD DISCIPLINED
 EQUITY FUND
 For the Year Ended October
  31, 2006
 Class Y......................    12.12         0.14          1.40          1.54        (0.08)           --              --
 For the Year Ended October
  31, 2005
 Class Y......................    10.99         0.15          1.12          1.27        (0.14)           --              --
 For the Year Ended October
  31, 2004
 Class Y......................    10.36        (0.01)         0.69          0.68        (0.05)           --              --
 For the Year Ended October
  31, 2003
 Class Y......................     8.63         0.08          1.65          1.73           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    10.52         0.05         (1.94)        (1.89)          --            --              --
THE HARTFORD DIVIDEND AND
 GROWTH FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................    19.30         0.35          3.18          3.53        (0.35)        (0.76)             --
 For the Year Ended October
  31, 2005
 Class Y......................    17.97         0.32          1.53          1.85        (0.33)        (0.19)             --
 For the Year Ended October
  31, 2004
 Class Y......................    16.11         0.24          1.86          2.10        (0.24)           --              --
 For the Year Ended October
  31, 2003
 Class Y......................    13.73         0.19          2.40          2.59        (0.21)(h)        --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    15.71         0.12         (1.65)        (1.53)       (0.21)        (0.24)             --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD ADVISERS FUND
 For the Year Ended October
  31, 2006
 Class Y......................     $(0.37)         $ 1.41       $16.91
 For the Year Ended October
  31, 2005(g)
 Class Y......................      (0.36)           0.78        15.50
 For the Year Ended October
  31, 2004(g)
 Class Y......................      (0.26)           0.35        14.72
 For the Year Ended October
  31, 2003(g)
 Class Y......................      (0.26)           1.55        14.37
 For the Year Ended October
  31, 2002(g)
 Class Y......................      (0.30)          (1.72)       12.82
THE HARTFORD BALANCE INCOME
 FUND
 From (commencement of
  operations) July 31, 2006,
  through October 31, 2006
 Class Y......................      (0.06)           0.42        10.42
THE HARTFORD CAPITAL
 APPRECIATION FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (3.42)           3.72        42.19
 For the Year Ended October
  31, 2005
 Class Y......................         --            6.18        38.47
 For the Year Ended October
  31, 2004
 Class Y......................         --            4.65        32.29
 For the Year Ended October
  31, 2003
 Class Y......................         --            6.41        27.64
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (3.62)       21.23
THE HARTFORD CAPITAL
 APPRECIATION II FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.15)           2.12        13.20
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................         --            1.08        11.08
THE HARTFORD DISCIPLINED
 EQUITY FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.08)           1.46        13.58
 For the Year Ended October
  31, 2005
 Class Y......................      (0.14)           1.13        12.12
 For the Year Ended October
  31, 2004
 Class Y......................      (0.05)           0.63        10.99
 For the Year Ended October
  31, 2003
 Class Y......................         --            1.73        10.36
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (1.89)        8.63
THE HARTFORD DIVIDEND AND
 GROWTH FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................      (1.11)           2.42        21.72
 For the Year Ended October
  31, 2005
 Class Y......................      (0.52)           1.33        19.30
 For the Year Ended October
  31, 2004
 Class Y......................      (0.24)           1.86        17.97
 For the Year Ended October
  31, 2003
 Class Y......................      (0.21)           2.38        16.11
 For the Year Ended October
  31, 2002(g)
 Class Y......................      (0.45)          (1.98)       13.73

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                              RATIO OF            RATIO OF         RATIO OF
                                                              EXPENSES            EXPENSES           NET
                                                             TO AVERAGE          TO AVERAGE       INVESTMENT
                                             NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                             AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------    ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD ADVISERS FUND
 For the Year Ended October
  31, 2006
 Class Y......................     11.63%     $ 17,710           0.71%              0.66%            2.32%         99%
 For the Year Ended October
  31, 2005(g)
 Class Y......................      7.78        15,342           0.75               0.74             2.13          66
 For the Year Ended October
  31, 2004(g)
 Class Y......................      4.22        13,587           0.74               0.74             1.71          42
 For the Year Ended October
  31, 2003(g)
 Class Y......................     14.28         8,714           0.81               0.81             1.98          46
 For the Year Ended October
  31, 2002(g)
 Class Y......................     (9.89)        3,997           0.78               0.78             2.15          44
THE HARTFORD BALANCE INCOME
 FUND
 From (commencement of
  operations) July 31, 2006,
  through October 31, 2006
 Class Y......................      4.83(f)        105           1.31(e)            0.90(e)          3.86(e)        8
THE HARTFORD CAPITAL
 APPRECIATION FUND
 For the Year Ended October
  31, 2006
 Class Y......................     20.07       414,259           0.75               0.75             0.90          74
 For the Year Ended October
  31, 2005
 Class Y......................     19.14       245,163           0.78               0.78             0.76          93
 For the Year Ended October
  31, 2004
 Class Y......................     16.82       116,527           0.79               0.79             0.50          78
 For the Year Ended October
  31, 2003
 Class Y......................     30.19        48,372           0.85               0.85             0.46         113
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (14.57)       25,378           0.80               0.80             0.27         112
THE HARTFORD CAPITAL
 APPRECIATION II FUND
 For the Year Ended October
  31, 2006
 Class Y......................     20.74           119           1.20               1.15             0.39         113
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................     10.80(f)        332           1.41(e)            1.15(e)          0.29(e)       46
THE HARTFORD DISCIPLINED
 EQUITY FUND
 For the Year Ended October
  31, 2006
 Class Y......................     12.76       169,614           0.89               0.89             0.88          67
 For the Year Ended October
  31, 2005
 Class Y......................     11.62        81,582           0.90               0.90             0.97          61
 For the Year Ended October
  31, 2004
 Class Y......................      6.55        19,578           0.88               0.88             0.95          62
 For the Year Ended October
  31, 2003
 Class Y......................     20.05           622           0.98               0.98             0.70          76
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (17.97)          661           0.93               0.93             0.46          89
THE HARTFORD DIVIDEND AND
 GROWTH FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................     19.15       133,376           0.71               0.71             1.75          29
 For the Year Ended October
  31, 2005
 Class Y......................     10.36       114,777           0.73               0.73             1.64          26
 For the Year Ended October
  31, 2004
 Class Y......................     13.06        69,088           0.75               0.75             1.44          25
 For the Year Ended October
  31, 2003
 Class Y......................     19.03        42,107           0.81               0.81             1.44          31
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (10.00)       14,790           0.82               0.82             1.36          33


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 201.

(e) Annualized.

(f) Not annualized.


(g) Per share amounts have been calculated using average shares outstanding method.


(h) This includes a tax return of capital of less than $0.01.



 194                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD EQUITY INCOME
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................   $12.15       $ 0.30        $ 1.98        $ 2.28      $ (0.33)       $(0.03)         $   --
 For the Year Ended October
  31, 2005
 Class Y......................    11.33         0.32          0.83          1.15        (0.31)        (0.02)             --
 For the Year Ended October
  31, 2004
 Class Y......................    10.39         0.24          0.95          1.19        (0.25)           --              --
 From (commencement of
  operations) August 28, 2003,
  through October 31, 2003
 Class Y......................    10.00         0.04          0.35          0.39           --            --              --
THE HARTFORD FLOATING RATE
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................    10.08         0.66          0.02          0.68        (0.65)           --              --
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................    10.00         0.23          0.08          0.31        (0.23)           --              --
THE HARTFORD FOCUS FUND
 For the Year Ended October
  31, 2006
 Class Y......................    10.44         0.04          0.85          0.89        (0.11)           --              --
 For the Year Ended October
  31, 2005
 Class Y......................     9.28         0.13          1.06          1.19        (0.03)           --              --
 For the Year Ended October
  31, 2004
 Class Y......................     9.04         0.03          0.21          0.24           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................     7.37         0.01          1.66          1.67           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................     8.83           --         (1.46)        (1.46)          --            --              --
THE HARTFORD GLOBAL
 COMMUNICATIONS FUND
 For the Year Ended October
  31, 2006
 Class Y......................     7.27         0.17          0.92          1.09        (0.13)           --              --
 For the Year Ended October
  31, 2005
 Class Y......................     5.60         0.02          1.73          1.75        (0.08)           --              --
 For the Year Ended October
  31, 2004(g)
 Class Y......................     4.74         0.09          0.77          0.86           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................     3.26         0.01          1.47          1.48           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................     4.60           --         (1.34)        (1.34)          --            --              --
THE HARTFORD GLOBAL FINANCIAL
 SERVICES FUND
 For the Year Ended October
  31, 2006
 Class Y......................    11.73         0.19          2.40          2.59        (0.16)           --              --
 For the Year Ended October
  31, 2005
 Class Y......................    10.55         0.12          1.24          1.36        (0.18)           --              --
 For the Year Ended October
  31, 2004(g)
 Class Y......................     9.79         0.17          0.71          0.88        (0.12)           --              --
 For the Year Ended October
  31, 2003
 Class Y......................     8.10         0.13          1.64          1.77        (0.08)           --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................     9.41         0.08         (1.39)        (1.31)          --            --              --
THE HARTFORD GLOBAL HEALTH
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................    17.05        (0.01)         2.53          2.52           --         (1.00)             --
 For the Year Ended October
  31, 2005
 Class Y......................    15.41        (0.01)         2.42          2.41           --         (0.77)             --
 For the Year Ended October
  31, 2004
 Class Y......................    14.09        (0.02)         1.40          1.38           --         (0.06)             --
 For the Year Ended October
  31, 2003
 Class Y......................    11.61        (0.02)         2.80          2.78           --         (0.30)             --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    13.58        (0.02)        (1.67)        (1.69)          --         (0.28)             --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD EQUITY INCOME
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................     $(0.36)         $ 1.92       $14.07
 For the Year Ended October
  31, 2005
 Class Y......................      (0.33)           0.82        12.15
 For the Year Ended October
  31, 2004
 Class Y......................      (0.25)           0.94        11.33
 From (commencement of
  operations) August 28, 2003,
  through October 31, 2003
 Class Y......................         --            0.39        10.39
THE HARTFORD FLOATING RATE
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.65)           0.03        10.11
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................      (0.23)           0.08        10.08
THE HARTFORD FOCUS FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.11)           0.78        11.22
 For the Year Ended October
  31, 2005
 Class Y......................      (0.03)           1.16        10.44
 For the Year Ended October
  31, 2004
 Class Y......................         --            0.24         9.28
 For the Year Ended October
  31, 2003
 Class Y......................         --            1.67         9.04
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (1.46)        7.37
THE HARTFORD GLOBAL
 COMMUNICATIONS FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.13)           0.96         8.23
 For the Year Ended October
  31, 2005
 Class Y......................      (0.08)           1.67         7.27
 For the Year Ended October
  31, 2004(g)
 Class Y......................         --            0.86         5.60
 For the Year Ended October
  31, 2003
 Class Y......................         --            1.48         4.74
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (1.34)        3.26
THE HARTFORD GLOBAL FINANCIAL
 SERVICES FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.16)           2.43        14.16
 For the Year Ended October
  31, 2005
 Class Y......................      (0.18)           1.18        11.73
 For the Year Ended October
  31, 2004(g)
 Class Y......................      (0.12)           0.76        10.55
 For the Year Ended October
  31, 2003
 Class Y......................      (0.08)           1.69         9.79
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (1.31)        8.10
THE HARTFORD GLOBAL HEALTH
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (1.00)           1.52        18.57
 For the Year Ended October
  31, 2005
 Class Y......................      (0.77)           1.64        17.05
 For the Year Ended October
  31, 2004
 Class Y......................      (0.06)           1.32        15.41
 For the Year Ended October
  31, 2003
 Class Y......................      (0.30)           2.48        14.09
 For the Year Ended October
  31, 2002(g)
 Class Y......................      (0.28)          (1.97)       11.61

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                              RATIO OF            RATIO OF         RATIO OF
                                                              EXPENSES            EXPENSES           NET
                                                             TO AVERAGE          TO AVERAGE       INVESTMENT
                                             NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                             AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------    ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD EQUITY INCOME
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................     19.18%     $  7,593           0.88%              0.58%            2.26%         24%
 For the Year Ended October
  31, 2005
 Class Y......................     10.22           784           0.91               0.11             2.79          23
 For the Year Ended October
  31, 2004
 Class Y......................     11.53           375           0.91               0.11             2.73          22
 From (commencement of
  operations) August 28, 2003,
  through October 31, 2003
 Class Y......................      3.90(f)        104           0.93(e)            0.13(e)          2.17(e)        1
THE HARTFORD FLOATING RATE
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................      7.00        50,896           0.65               0.15             6.89          33
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................      3.10(f)     10,062           0.73(e)            0.01(e)          6.06(e)       15
THE HARTFORD FOCUS FUND
 For the Year Ended October
  31, 2006
 Class Y......................      8.57           487           1.18               1.07             0.56         123
 For the Year Ended October
  31, 2005
 Class Y......................     12.86           473           1.16               1.16             1.27         112
 For the Year Ended October
  31, 2004
 Class Y......................      2.65           815           1.11               1.11             0.27         104
 For the Year Ended October
  31, 2003
 Class Y......................     22.66           719           1.17               1.17             0.17         138
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (16.54)          509           1.14               1.14             0.09         215
THE HARTFORD GLOBAL
 COMMUNICATIONS FUND
 For the Year Ended October
  31, 2006
 Class Y......................     15.14           992           1.41               0.75             2.09         104
 For the Year Ended October
  31, 2005
 Class Y......................     31.36           638           1.36               1.06             2.10          45
 For the Year Ended October
  31, 2004(g)
 Class Y......................     18.14           170           1.30               1.20             1.69          85
 For the Year Ended October
  31, 2003
 Class Y......................     45.40           724           1.35               1.20             0.38         100
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (29.13)          481           1.27               1.20             0.40          84
THE HARTFORD GLOBAL FINANCIAL
 SERVICES FUND
 For the Year Ended October
  31, 2006
 Class Y......................     22.24           942           1.34               0.75             1.52          52
 For the Year Ended October
  31, 2005
 Class Y......................     12.91           773           1.36               1.09             1.30          33
 For the Year Ended October
  31, 2004(g)
 Class Y......................      9.06           642           1.27               1.20             1.54          85
 For the Year Ended October
  31, 2003
 Class Y......................     22.01         1,580           1.31               1.20             1.38          93
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (13.92)        1,435           1.25               1.20             0.96          76
THE HARTFORD GLOBAL HEALTH
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................     15.56       192,814           1.08               1.08            (0.03)         30
 For the Year Ended October
  31, 2005
 Class Y......................     16.19       169,698           1.08               1.08            (0.12)         50
 For the Year Ended October
  31, 2004
 Class Y......................      9.88         1,299           1.12               1.12            (0.14)         41
 For the Year Ended October
  31, 2003
 Class Y......................     24.50         1,095           1.19               1.19            (0.15)         37
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (12.68)          881           1.17               1.17            (0.22)         63


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 201.

(e) Annualized.

(f) Not annualized.


(g) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                    195

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD GLOBAL LEADERS
 FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................   $17.46       $ 0.06        $ 2.91        $ 2.97      $ (0.10)       $(0.19)         $   --
 For the Year Ended October
  31, 2005
 Class Y......................    17.06         0.13          0.27          0.40           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    14.34         0.03          2.69          2.72           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    11.45         0.03          2.86          2.89           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    13.03         0.05         (1.63)        (1.58)          --            --              --
THE HARTFORD GLOBAL TECHNOLOGY
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................     5.09        (0.03)         0.76          0.73           --            --              --
 For the Year Ended October
  31, 2005
 Class Y......................     4.51         0.03          0.55          0.58           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................     4.75        (0.04)        (0.20)        (0.24)          --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................     3.01        (0.03)         1.77          1.74           --            --              --
 For the Year Ended October
  31, 2002 (g)
 Class Y......................     4.04        (0.14)        (0.89)        (1.03)          --            --              --
THE HARTFORD GROWTH FUND
 For the Year Ended October
  31, 2006
 Class Y......................    17.65         0.01          1.23          1.24           --            --              --
 For the Year Ended October
  31, 2005
 Class Y......................    16.42         0.01          1.22          1.23           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    15.31           --          1.11          1.11           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    11.94        (0.03)         3.40          3.37           --            --              --
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    14.57           --         (2.63)        (2.63)          --            --              --
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006
 Class Y......................    28.37         0.02          3.68          3.70           --         (2.03)             --
 For the Year Ended October
  31, 2005
 Class Y......................    23.82           --          4.55          4.55           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    21.42        (0.01)         2.41          2.40           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    15.35        (0.07)         6.14          6.07           --            --              --
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    19.80        (0.06)        (4.39)        (4.45)          --            --              --
THE HARTFORD HIGH YIELD FUND
 For the Year Ended October
  31, 2006
 Class Y......................     7.75         0.58          0.17          0.75        (0.58)           --              --
 For the Year Ended October
  31, 2005
 Class Y......................     8.17         0.52         (0.40)         0.12        (0.54)           --              --
 For the Year Ended October
  31, 2004(g)
 Class Y......................     7.94         0.39          0.36          0.75        (0.52)           --              --
 For the Year Ended October
  31, 2003(g)
 Class Y......................     6.73         0.65          1.24          1.89        (0.68)           --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................     8.48         0.34         (1.30)        (0.96)       (0.79)           --              --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD GLOBAL LEADERS
 FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................     $(0.29)         $ 2.68       $20.14
 For the Year Ended October
  31, 2005
 Class Y......................         --            0.40        17.46
 For the Year Ended October
  31, 2004
 Class Y......................         --            2.72        17.06
 For the Year Ended October
  31, 2003
 Class Y......................         --            2.89        14.34
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (1.58)       11.45
THE HARTFORD GLOBAL TECHNOLOGY
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................         --            0.73         5.82
 For the Year Ended October
  31, 2005
 Class Y......................         --            0.58         5.09
 For the Year Ended October
  31, 2004
 Class Y......................         --           (0.24)        4.51
 For the Year Ended October
  31, 2003
 Class Y......................         --            1.74         4.75
 For the Year Ended October
  31, 2002 (g)
 Class Y......................         --           (1.03)        3.01
THE HARTFORD GROWTH FUND
 For the Year Ended October
  31, 2006
 Class Y......................         --            1.24        18.89
 For the Year Ended October
  31, 2005
 Class Y......................         --            1.23        17.65
 For the Year Ended October
  31, 2004
 Class Y......................         --            1.11        16.42
 For the Year Ended October
  31, 2003
 Class Y......................         --            3.37        15.31
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................         --           (2.63)       11.94
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (2.03)           1.67        30.04
 For the Year Ended October
  31, 2005
 Class Y......................         --            4.55        28.37
 For the Year Ended October
  31, 2004
 Class Y......................         --            2.40        23.82
 For the Year Ended October
  31, 2003
 Class Y......................         --            6.07        21.42
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................         --           (4.45)       15.35
THE HARTFORD HIGH YIELD FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.58)           0.17         7.92
 For the Year Ended October
  31, 2005
 Class Y......................      (0.54)          (0.42)        7.75
 For the Year Ended October
  31, 2004(g)
 Class Y......................      (0.52)           0.23         8.17
 For the Year Ended October
  31, 2003(g)
 Class Y......................      (0.68)           1.21         7.94
 For the Year Ended October
  31, 2002(g)
 Class Y......................      (0.79)          (1.75)        6.73

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                              RATIO OF            RATIO OF         RATIO OF
                                                              EXPENSES            EXPENSES           NET
                                                             TO AVERAGE          TO AVERAGE       INVESTMENT
                                             NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                             AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------    ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD GLOBAL LEADERS
 FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................     17.25%     $169,270           0.93%              0.93%            0.31%        125%
 For the Year Ended October
  31, 2005
 Class Y......................      2.34        83,896           0.97               0.97             0.87         270
 For the Year Ended October
  31, 2004
 Class Y......................     18.97        58,791           0.93               0.93             0.31         271
 For the Year Ended October
  31, 2003
 Class Y......................     25.24        19,043           1.00               1.00             0.28         320
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (12.13)        6,167           1.00               1.00             0.84         323
THE HARTFORD GLOBAL TECHNOLOGY
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................     14.34         1,137           1.26               1.20            (0.62)        144
 For the Year Ended October
  31, 2005
 Class Y......................     12.86           938           1.22               1.20             0.58         132
 For the Year Ended October
  31, 2004
 Class Y......................     (5.05)        1,186           1.15               1.15            (0.85)        165
 For the Year Ended October
  31, 2003
 Class Y......................     57.81           886           1.18               1.18            (0.82)        163
 For the Year Ended October
  31, 2002 (g)
 Class Y......................    (25.50)          512           1.15               1.15            (0.97)        174
THE HARTFORD GROWTH FUND
 For the Year Ended October
  31, 2006
 Class Y......................      7.03       130,594           0.83               0.83             0.08          92
 For the Year Ended October
  31, 2005
 Class Y......................      7.49        52,992           0.85               0.85             0.10          77
 For the Year Ended October
  31, 2004
 Class Y......................      7.25        11,926           0.87               0.87            (0.18)         66
 For the Year Ended October
  31, 2003
 Class Y......................     28.22             1           0.96               0.96            (0.17)        129
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    (18.05)(f)         1           0.90(e)            0.90(e)       (0.01)(e)       107
THE HARTFORD GROWTH
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006
 Class Y......................     13.76        73,685           0.85               0.83             0.08         131
 For the Year Ended October
  31, 2005
 Class Y......................     19.10        28,441           0.88               0.88               --         156
 For the Year Ended October
  31, 2004
 Class Y......................     11.20         4,792           0.82               0.82            (0.33)        130
 For the Year Ended October
  31, 2003
 Class Y......................     39.54             1           0.91               0.91            (0.38)        158
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    (22.47)(f)         1           0.89(e)            0.89(e)       (0.44)(e)       182
THE HARTFORD HIGH YIELD FUND
 For the Year Ended October
  31, 2006
 Class Y......................     10.11        24,374           0.88               0.73             7.33         147
 For the Year Ended October
  31, 2005
 Class Y......................      1.43        25,974           0.87               0.87             6.40         113
 For the Year Ended October
  31, 2004(g)
 Class Y......................      9.72        16,410           0.84               0.84             6.13          86
 For the Year Ended October
  31, 2003(g)
 Class Y......................     29.27             1           1.69               0.95             8.70          54
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (12.01)            1           0.84               0.84            10.04          22


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 201.

(e) Annualized.

(f) Not annualized.


(g) Per share amounts have been calculated using average shares outstanding method.


 196                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD INCOME FUND
 For the Year Ended October
  31, 2006
 Class Y......................   $10.24       $ 0.56        $ 0.08        $ 0.64      $ (0.56)       $   --          $   --
 For the Year Ended October
  31, 2005
 Class Y......................    10.72         0.52         (0.42)         0.10        (0.54)        (0.04)             --
 From (commencement of
  operations) November 28,
  2003, through October 31,
  2004
 Class Y......................    10.54         0.48          0.20          0.68        (0.50)           --              --
THE HARTFORD INFLATION PLUS
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................    10.68         0.51         (0.25)         0.26        (0.46)        (0.03)             --
 For the Year Ended October
  31, 2005
 Class Y......................    10.97         0.47         (0.22)         0.25        (0.45)        (0.09)             --
 From (commencement of
  operations) November 28,
  2003, through October 31,
  2004
 Class Y......................    10.57         0.28          0.44          0.72        (0.32)           --              --
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................    12.33         0.06          3.02          3.08        (0.10)        (0.14)             --
 For the Year Ended October
  31, 2005
 Class Y......................    11.72         0.08          0.53          0.61           --            --              --
 For the Year Ended October
  31, 2004(g)
 Class Y......................     9.69        (0.01)         2.09          2.08           --         (0.05)             --
 For the Year Ended October
  31, 2003
 Class Y......................     6.98         0.01          2.74          2.75        (0.04)           --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................     7.63         0.07         (0.72)        (0.65)          --            --              --
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................    13.55         0.25          2.98          3.23        (0.11)           --              --
 For the Year Ended October
  31, 2005
 Class Y......................    11.53         0.12          1.90          2.02           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................     9.91         0.11          1.56          1.67        (0.05)           --              --
 For the Year Ended October
  31, 2003
 Class Y......................     8.19         0.06          1.66          1.72           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................     9.49         0.02         (1.32)        (1.30)          --            --              --
THE HARTFORD INTERNATIONAL
 SMALL COMPANY FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................    14.41         0.15          3.64          3.79        (0.30)        (1.53)             --
 For the Year Ended October
  31, 2005
 Class Y......................    13.54         0.12          2.27          2.39        (0.04)        (1.48)             --
 For the Year Ended October
  31, 2004
 Class Y......................    13.02         0.14          1.30          1.44        (0.05)        (0.87)             --
 For the Year Ended October
  31, 2003(g)
 Class Y......................     8.43         0.09          4.56          4.65        (0.06)           --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................     8.84         0.09         (0.50)        (0.41)          --            --              --
THE HARTFORD MIDCAP FUND
 For the Year Ended October
  31, 2006
 Class Y......................    27.42         0.08          3.60          3.68           --         (4.42)             --
 For the Year Ended October
  31, 2005
 Class Y......................    23.43         0.07          4.40          4.47           --         (0.48)             --
 For the Year Ended October
  31, 2004
 Class Y......................    21.21         0.02          2.20          2.22           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    15.88           --          5.33          5.33           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    16.89        (0.02)        (0.99)        (1.01)          --            --              --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD INCOME FUND
 For the Year Ended October
  31, 2006
 Class Y......................     $(0.56)         $ 0.08       $10.32
 For the Year Ended October
  31, 2005
 Class Y......................      (0.58)          (0.48)       10.24
 From (commencement of
  operations) November 28,
  2003, through October 31,
  2004
 Class Y......................      (0.50)           0.18        10.72
THE HARTFORD INFLATION PLUS
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.49)          (0.23)       10.45
 For the Year Ended October
  31, 2005
 Class Y......................      (0.54)          (0.29)       10.68
 From (commencement of
  operations) November 28,
  2003, through October 31,
  2004
 Class Y......................      (0.32)           0.40        10.97
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................      (0.24)           2.84        15.17
 For the Year Ended October
  31, 2005
 Class Y......................         --            0.61        12.33
 For the Year Ended October
  31, 2004(g)
 Class Y......................      (0.05)           2.03        11.72
 For the Year Ended October
  31, 2003
 Class Y......................      (0.04)           2.71         9.69
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (0.65)        6.98
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................      (0.11)           3.12        16.67
 For the Year Ended October
  31, 2005
 Class Y......................         --            2.02        13.55
 For the Year Ended October
  31, 2004
 Class Y......................      (0.05)           1.62        11.53
 For the Year Ended October
  31, 2003
 Class Y......................         --            1.72         9.91
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (1.30)        8.19
THE HARTFORD INTERNATIONAL
 SMALL COMPANY FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................      (1.83)           1.96        16.37
 For the Year Ended October
  31, 2005
 Class Y......................      (1.52)           0.87        14.41
 For the Year Ended October
  31, 2004
 Class Y......................      (0.92)           0.52        13.54
 For the Year Ended October
  31, 2003(g)
 Class Y......................      (0.06)           4.59        13.02
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (0.41)        8.43
THE HARTFORD MIDCAP FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (4.42)          (0.74)       26.68
 For the Year Ended October
  31, 2005
 Class Y......................      (0.48)           3.99        27.42
 For the Year Ended October
  31, 2004
 Class Y......................         --            2.22        23.43
 For the Year Ended October
  31, 2003
 Class Y......................         --            5.33        21.21
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (1.01)       15.88

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                              RATIO OF            RATIO OF         RATIO OF
                                                              EXPENSES            EXPENSES           NET
                                                             TO AVERAGE          TO AVERAGE       INVESTMENT
                                             NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                             AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------    ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD INCOME FUND
 For the Year Ended October
  31, 2006
 Class Y......................      6.41%     $ 60,690           0.78%              0.70%            5.63%        147%
 For the Year Ended October
  31, 2005
 Class Y......................      0.98        16,431           0.79               0.70             5.16         188
 From (commencement of
  operations) November 28,
  2003, through October 31,
  2004
 Class Y......................      6.57(f)         10           0.73(e)            0.70(e)          4.89(e)      167
THE HARTFORD INFLATION PLUS
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................      2.58       140,796           0.68               0.68             5.05         193
 For the Year Ended October
  31, 2005
 Class Y......................      2.29        95,947           0.68               0.68             4.42          71
 From (commencement of
  operations) November 28,
  2003, through October 31,
  2004
 Class Y......................      6.89(f)     23,045           0.65(e)            0.65(e)          1.55(e)       81
THE HARTFORD INTERNATIONAL
 CAPITAL APPRECIATION FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................     25.38        70,777           1.16               1.16             0.42         165
 For the Year Ended October
  31, 2005
 Class Y......................      5.20        74,651           1.22               1.20             0.98         183
 For the Year Ended October
  31, 2004(g)
 Class Y......................     21.61        28,775           1.31               1.20            (0.09)        200
 For the Year Ended October
  31, 2003
 Class Y......................     39.57           292           1.80               1.20             0.16         281
 For the Year Ended October
  31, 2002(g)
 Class Y......................     (8.52)          209           2.19               1.20             0.79         330
THE HARTFORD INTERNATIONAL
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................     24.00        43,994           1.02               1.02             1.56         102
 For the Year Ended October
  31, 2005
 Class Y......................     17.52         5,612           1.05               1.05             0.94         119
 For the Year Ended October
  31, 2004
 Class Y......................     16.87         4,288           1.09               1.08             0.82         143
 For the Year Ended October
  31, 2003
 Class Y......................     21.00         6,058           1.13               1.13             0.77         138
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (13.70)        4,543           1.13               1.13             0.31         175
THE HARTFORD INTERNATIONAL
 SMALL COMPANY FUND
 For the Year Ended October
  31, 2006(g)
 Class Y......................     29.89        86,707           1.20               1.20             0.97         107
 For the Year Ended October
  31, 2005
 Class Y......................     19.40        65,828           1.28               1.20             1.13         112
 For the Year Ended October
  31, 2004
 Class Y......................     11.80        42,449           1.41               1.20             1.26         119
 For the Year Ended October
  31, 2003(g)
 Class Y......................     55.47        25,154           1.64               1.20             0.93         166
 For the Year Ended October
  31, 2002(g)
 Class Y......................     (4.64)          969           1.91               1.20             0.89         194
THE HARTFORD MIDCAP FUND
 For the Year Ended October
  31, 2006
 Class Y......................     15.31       184,149           0.81               0.81             0.33          84
 For the Year Ended October
  31, 2005
 Class Y......................     19.40       139,273           0.83               0.83             0.26          74
 For the Year Ended October
  31, 2004
 Class Y......................     10.47       104,534           0.85               0.85             0.11          52
 For the Year Ended October
  31, 2003
 Class Y......................     33.56        83,996           0.90               0.90            (0.01)         70
 For the Year Ended October
  31, 2002(g)
 Class Y......................     (5.98)       27,319           0.92               0.92            (0.08)        109


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 201.

(e) Annualized.

(f) Not annualized.


(g) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                    197

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD MIDCAP GROWTH
 FUND
 From (commencement of
  operations) July 31, 2006,
  through October 31, 2006
 Class Y......................   $10.00       $   --        $ 0.64        $ 0.64      $    --        $   --          $   --
THE HARTFORD MIDCAP VALUE FUND
 For the Year Ended October
  31, 2006
 Class Y......................    13.59         0.08          2.65          2.73           --         (1.32)             --
 For the Year Ended October
  31, 2005
 Class Y......................    13.11         0.01          1.44          1.45           --         (0.97)             --
 For the Year Ended October
  31, 2004
 Class Y......................    11.46        (0.01)         1.66          1.65           --            --              --
 For the Year Ended October
  31, 2003(g)
 Class Y......................     8.39         0.02          3.05          3.07           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................     8.50         0.01         (0.12)        (0.11)          --            --              --
THE HARTFORD MONEY MARKET FUND
 For the Year Ended October
  31, 2006
 Class Y......................     1.00         0.04            --          0.04        (0.04)           --              --
 For the Year Ended October
  31, 2005
 Class Y......................     1.00         0.02            --          0.02        (0.02)           --              --
 For the Year Ended October
  31, 2004
 Class Y......................     1.00        0.007            --          0.01       (0.007)           --              --
 For the Year Ended October
  31, 2003
 Class Y......................     1.00        0.008            --          0.01       (0.008)           --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................     1.00        0.017            --          0.02       (0.017)           --              --
THE HARTFORD SELECT MIDCAP
 GROWTH FUND
 For the Year Ended October
  31, 2006
 Class Y......................    10.17        (0.04)         1.33          1.29           --         (0.10)             --
 From (commencement of
  operations) January 1, 2005,
  through October 31, 2005
 Class Y......................    10.06        (0.05)         0.16          0.11           --            --              --
THE HARTFORD SELECT MIDCAP
 VALUE FUND
 For the Year Ended October
  31, 2006
 Class Y......................    10.81         0.07          1.81          1.88        (0.05)        (0.24)             --
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................    10.00         0.02          0.79          0.81           --            --              --
THE HARTFORD SELECT SMALLCAP
 VALUE FUND
 From (commencement of
  operations) July 31, 2006,
  through October 31, 2006(h)
 Class Y......................    10.00         0.01          0.96          0.97           --            --              --
THE HARTFORD SHORT DURATION
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................     9.84         0.37          0.04          0.41        (0.37)           --              --
 For the Year Ended October
  31, 2005
 Class Y......................    10.07         0.35         (0.23)         0.12        (0.35)           --              --
 From inception November 28,
  2003, through October 31,
  2004
 Class Y......................    10.11         0.30         (0.04)         0.26        (0.30)           --              --
THE HARTFORD SMALL COMPANY
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................    19.33        (0.06)         3.46          3.40           --            --              --
 For the Year Ended October
  31, 2005
 Class Y......................    15.74        (0.07)         3.66          3.59           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    14.83        (0.06)         0.97          0.91           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    10.27        (0.09)         4.65          4.56           --            --              --
 For the Year Ended October
  31, 2002(g)
 Class Y......................    12.35        (0.06)        (2.02)        (2.08)          --            --              --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD MIDCAP GROWTH
 FUND
 From (commencement of
  operations) July 31, 2006,
  through October 31, 2006
 Class Y......................     $   --          $ 0.64       $10.64
THE HARTFORD MIDCAP VALUE FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (1.32)           1.41        15.00
 For the Year Ended October
  31, 2005
 Class Y......................      (0.97)           0.48        13.59
 For the Year Ended October
  31, 2004
 Class Y......................         --            1.65        13.11
 For the Year Ended October
  31, 2003(g)
 Class Y......................         --            3.07        11.46
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (0.11)        8.39
THE HARTFORD MONEY MARKET FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.04)             --         1.00
 For the Year Ended October
  31, 2005
 Class Y......................      (0.02)             --         1.00
 For the Year Ended October
  31, 2004
 Class Y......................      (0.01)             --         1.00
 For the Year Ended October
  31, 2003
 Class Y......................      (0.01)             --         1.00
 For the Year Ended October
  31, 2002(g)
 Class Y......................      (0.02)             --         1.00
THE HARTFORD SELECT MIDCAP
 GROWTH FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.10)           1.19        11.36
 From (commencement of
  operations) January 1, 2005,
  through October 31, 2005
 Class Y......................         --            0.11        10.17
THE HARTFORD SELECT MIDCAP
 VALUE FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.29)           1.59        12.40
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................         --            0.81        10.81
THE HARTFORD SELECT SMALLCAP
 VALUE FUND
 From (commencement of
  operations) July 31, 2006,
  through October 31, 2006(h)
 Class Y......................         --            0.97        10.97
THE HARTFORD SHORT DURATION
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.37)           0.04         9.88
 For the Year Ended October
  31, 2005
 Class Y......................      (0.35)          (0.23)        9.84
 From inception November 28,
  2003, through October 31,
  2004
 Class Y......................      (0.30)          (0.04)       10.07
THE HARTFORD SMALL COMPANY
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................         --            3.40        22.73
 For the Year Ended October
  31, 2005
 Class Y......................         --            3.59        19.33
 For the Year Ended October
  31, 2004
 Class Y......................         --            0.91        15.74
 For the Year Ended October
  31, 2003
 Class Y......................         --            4.56        14.83
 For the Year Ended October
  31, 2002(g)
 Class Y......................         --           (2.08)       10.27

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                              RATIO OF            RATIO OF         RATIO OF
                                                              EXPENSES            EXPENSES           NET
                                                             TO AVERAGE          TO AVERAGE       INVESTMENT
                                             NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                             AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------    ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD MIDCAP GROWTH
 FUND
 From (commencement of
  operations) July 31, 2006,
  through October 31, 2006
 Class Y......................      6.40%(f)  $    106           1.41%(e)           0.79%(e)         0.12%(e)     112%
THE HARTFORD MIDCAP VALUE FUND
 For the Year Ended October
  31, 2006
 Class Y......................     21.90        31,100           0.94               0.94             0.48          40
 For the Year Ended October
  31, 2005
 Class Y......................     11.76        39,965           0.96               0.96             0.13          49
 For the Year Ended October
  31, 2004
 Class Y......................     14.40         2,474           0.90               0.90            (0.12)         46
 For the Year Ended October
  31, 2003(g)
 Class Y......................     36.59            29           1.03               1.00             0.16          56
 For the Year Ended October
  31, 2002(g)
 Class Y......................     (1.29)          252           1.02               1.00             0.23          40
THE HARTFORD MONEY MARKET FUND
 For the Year Ended October
  31, 2006
 Class Y......................      4.34        13,628           0.61               0.55             4.29         N/A
 For the Year Ended October
  31, 2005
 Class Y......................      2.40        16,114           0.61               0.55             2.47         N/A
 For the Year Ended October
  31, 2004
 Class Y......................      0.72         9,698           0.56               0.55             0.96         N/A
 For the Year Ended October
  31, 2003
 Class Y......................      0.78         1,162           0.68               0.55             0.84         N/A
 For the Year Ended October
  31, 2002(g)
 Class Y......................      1.72         2,815           0.62               0.55             1.51         N/A
THE HARTFORD SELECT MIDCAP
 GROWTH FUND
 For the Year Ended October
  31, 2006
 Class Y......................     12.77        28,868           1.13               1.10            (0.45)         99
 From (commencement of
  operations) January 1, 2005,
  through October 31, 2005
 Class Y......................      1.09(f)        210           1.66(e)            1.10(e)         (0.55)(e)      97
THE HARTFORD SELECT MIDCAP
 VALUE FUND
 For the Year Ended October
  31, 2006
 Class Y......................     17.79        20,025           1.33               1.15             0.26          63
 From (commencement of
  operations) April 29, 2005,
  through October 31, 2005
 Class Y......................      8.10(f)        541           1.36(e)            1.15(e)          0.37(e)       30
THE HARTFORD SELECT SMALLCAP
 VALUE FUND
 From (commencement of
  operations) July 31, 2006,
  through October 31, 2006(h)
 Class Y......................      9.70(f)      1,538           1.71(e)            1.20(e)          0.79(e)       10
THE HARTFORD SHORT DURATION
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................      4.28       102,198           0.68               0.65             3.78         119
 For the Year Ended October
  31, 2005
 Class Y......................      1.18        82,439           0.67               0.65             3.53         123
 From inception November 28,
  2003, through October 31,
  2004
 Class Y......................      2.62(f)     31,429           0.61(e)            0.60(e)          3.03(e)      108
THE HARTFORD SMALL COMPANY
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................     17.59       108,770           0.95               0.95            (0.39)        170
 For the Year Ended October
  31, 2005
 Class Y......................     22.81        43,274           0.97               0.97            (0.43)        104
 For the Year Ended October
  31, 2004
 Class Y......................      6.14        15,731           0.99               0.99            (0.71)        142
 For the Year Ended October
  31, 2003
 Class Y......................     44.40        14,472           1.05               1.00            (0.73)        179
 For the Year Ended October
  31, 2002(g)
 Class Y......................    (16.84)       10,834           1.00               1.00            (0.53)        226


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 201.

(e) Annualized.

(f) Not annualized.


(g) Per share amounts have been calculated using average shares outstanding method.


 198                                                   THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................   $28.74       $ 0.04        $ 3.17        $ 3.21      $    --        $   --          $   --
 For the Year Ended October
  31, 2005
 Class Y......................    24.88        (0.04)         3.90          3.86           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    23.06        (0.02)         1.84          1.82           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    15.61        (0.08)         7.53          7.45           --            --              --
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    20.21        (0.08)        (4.52)        (4.60)          --            --              --
THE HARTFORD STOCK FUND
 For the Year Ended October
  31, 2006(h)
 Class Y......................    19.18         0.21          2.70          2.91        (0.14)           --              --
 For the Year Ended October
  31, 2005
 Class Y......................    17.49         0.24          1.66          1.90        (0.21)           --              --
 For the Year Ended October
  31, 2004
 Class Y......................    16.81         0.10          0.58          0.68           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................    14.15         0.12          2.54          2.66           --            --              --
 For the Year Ended October
  31, 2002(h)
 Class Y......................    17.31         0.10         (3.26)        (3.16)          --            --              --
THE TAX-FREE MINNESOTA FUND(G)
 For the Year Ended October
  31, 2006
 Class Y......................    10.22         0.41          0.14          0.55        (0.41)        (0.02)             --
 For the Year Ended October
  31, 2005(h)
 Class Y......................    10.44         0.40         (0.23)         0.17        (0.39)           --              --
 For the Year Ended October
  31, 2004
 Class Y......................    10.47         0.43          0.24          0.67        (0.43)        (0.27)             --
 For the Year Ended October
  31, 2003(h)
 Class Y......................    10.49         0.40          0.06          0.46        (0.43)        (0.05)             --
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    10.29         0.29          0.20          0.49        (0.29)           --              --
THE HARTFORD TAX-FREE NATIONAL
 FUND(G)
 For the Year Ended October
  31, 2006
 Class Y......................    11.11         0.46          0.29          0.75        (0.46)        (0.08)             --
 For the Year Ended October
  31, 2005(h)
 Class Y......................    11.20         0.45         (0.10)         0.35        (0.44)           --              --
 For the Year Ended October
  31, 2004
 Class Y......................    11.06         0.47          0.32          0.79        (0.48)        (0.17)             --
 For the Year Ended October
  31, 2003
 Class Y......................    11.28         0.45          0.04          0.49        (0.46)        (0.25)             --
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    10.99         0.33          0.27          0.60        (0.31)           --              --
THE HARTFORD TOTAL RETURN BOND
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................    10.73         0.47          0.04          0.51        (0.47)        (0.06)             --
 For the Year Ended October
  31, 2005
 Class Y......................    11.06         0.40         (0.24)         0.16        (0.45)        (0.04)             --
 For the Year Ended October
  31, 2004
 Class Y......................    11.24         0.39          0.21          0.60        (0.41)        (0.37)             --
 For the Year Ended October
  31, 2003
 Class Y......................    10.87         0.53          0.50          1.03        (0.55)        (0.11)             --
 For the Year Ended October
  31, 2002(h)
 Class Y......................    10.99         0.45          0.08          0.53        (0.58)        (0.07)             --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................     $   --          $ 3.21       $31.95
 For the Year Ended October
  31, 2005
 Class Y......................         --            3.86        28.74
 For the Year Ended October
  31, 2004
 Class Y......................         --            1.82        24.88
 For the Year Ended October
  31, 2003
 Class Y......................         --            7.45        23.06
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................         --           (4.60)       15.61
THE HARTFORD STOCK FUND
 For the Year Ended October
  31, 2006(h)
 Class Y......................      (0.14)           2.77        21.95
 For the Year Ended October
  31, 2005
 Class Y......................      (0.21)           1.69        19.18
 For the Year Ended October
  31, 2004
 Class Y......................         --            0.68        17.49
 For the Year Ended October
  31, 2003
 Class Y......................         --            2.66        16.81
 For the Year Ended October
  31, 2002(h)
 Class Y......................         --           (3.16)       14.15
THE TAX-FREE MINNESOTA FUND(G)
 For the Year Ended October
  31, 2006
 Class Y......................      (0.43)           0.12        10.34
 For the Year Ended October
  31, 2005(h)
 Class Y......................      (0.39)          (0.22)       10.22
 For the Year Ended October
  31, 2004
 Class Y......................      (0.70)          (0.03)       10.44
 For the Year Ended October
  31, 2003(h)
 Class Y......................      (0.48)          (0.02)       10.47
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................      (0.29)           0.20        10.49
THE HARTFORD TAX-FREE NATIONAL
 FUND(G)
 For the Year Ended October
  31, 2006
 Class Y......................      (0.54)           0.21        11.32
 For the Year Ended October
  31, 2005(h)
 Class Y......................      (0.44)          (0.09)       11.11
 For the Year Ended October
  31, 2004
 Class Y......................      (0.65)           0.14        11.20
 For the Year Ended October
  31, 2003
 Class Y......................      (0.71)          (0.22)       11.06
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................      (0.31)           0.29        11.28
THE HARTFORD TOTAL RETURN BOND
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.53)          (0.02)       10.71
 For the Year Ended October
  31, 2005
 Class Y......................      (0.49)          (0.33)       10.73
 For the Year Ended October
  31, 2004
 Class Y......................      (0.78)          (0.18)       11.06
 For the Year Ended October
  31, 2003
 Class Y......................      (0.66)           0.37        11.24
 For the Year Ended October
  31, 2002(h)
 Class Y......................      (0.65)          (0.12)       10.87

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                              RATIO OF            RATIO OF         RATIO OF
                                                              EXPENSES            EXPENSES           NET
                                                             TO AVERAGE          TO AVERAGE       INVESTMENT
                                             NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                             AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------    ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD SMALLCAP GROWTH
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................     11.17%     $107,906           0.92%              0.92%            0.15%         86%
 For the Year Ended October
  31, 2005
 Class Y......................     15.52        55,933           0.98               0.98            (0.23)         81
 For the Year Ended October
  31, 2004
 Class Y......................      7.89         5,788           1.03               1.03            (0.47)        102
 For the Year Ended October
  31, 2003
 Class Y......................     47.72             1           1.11               1.10            (0.46)        122
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    (22.77)(f)         1           1.06(e)            1.00(e)         (0.60)(e)      93
THE HARTFORD STOCK FUND
 For the Year Ended October
  31, 2006(h)
 Class Y......................     15.21       131,759           0.83               0.78             1.03         110
 For the Year Ended October
  31, 2005
 Class Y......................     10.91       107,578           0.83               0.83             1.24          62
 For the Year Ended October
  31, 2004
 Class Y......................      4.04        80,932           0.80               0.80             0.80          29
 For the Year Ended October
  31, 2003
 Class Y......................     18.80        42,894           0.88               0.88             0.84          37
 For the Year Ended October
  31, 2002(h)
 Class Y......................    (18.26)       34,116           0.85               0.85             0.58          48
THE TAX-FREE MINNESOTA FUND(G)
 For the Year Ended October
  31, 2006
 Class Y......................      5.44            11           0.88               0.83             3.99          16
 For the Year Ended October
  31, 2005(h)
 Class Y......................      1.66            10           0.90               0.90             3.83          10
 For the Year Ended October
  31, 2004
 Class Y......................      6.58             1           0.85               0.85             4.07          13
 For the Year Ended October
  31, 2003(h)
 Class Y......................      4.50             1           0.91               0.80             3.82          17
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................      4.92(f)          1           0.65(e)            0.65(e)          3.83(e)       36
THE HARTFORD TAX-FREE NATIONAL
 FUND(G)
 For the Year Ended October
  31, 2006
 Class Y......................      6.91            11           0.91               0.89             4.17          14
 For the Year Ended October
  31, 2005(h)
 Class Y......................      3.20            10           0.95               0.95             4.04          22
 For the Year Ended October
  31, 2004
 Class Y......................      7.36             1           0.91               0.91             4.23          18
 For the Year Ended October
  31, 2003
 Class Y......................      4.53             1           1.17               0.85             4.06          35
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................      5.52(f)          1           0.63(e)            0.63(e)          4.15(e)       47
THE HARTFORD TOTAL RETURN BOND
 FUND
 For the Year Ended October
  31, 2006
 Class Y......................      4.89       285,255           0.70               0.70             4.48         347
 For the Year Ended October
  31, 2005
 Class Y......................      1.45       188,156           0.73               0.73             3.73         195
 For the Year Ended October
  31, 2004
 Class Y......................      5.64       101,360           0.74               0.74             3.48         171
 For the Year Ended October
  31, 2003
 Class Y......................      9.68        60,125           0.81               0.80             3.82         199
 For the Year Ended October
  31, 2002(h)
 Class Y......................      5.01        39,778           0.78               0.78             5.16         149


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 201.

(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.

(h) Per share amounts have been calculated using average shares outstanding method.


THE HARTFORD MUTUAL FUNDS                                                    199

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                               -- SELECTED PER-SHARE DATA(A) --
                                -----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                                  DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS        FROM
                                VALUE AT    INVESTMENT       GAIN          FROM       FROM NET      REALIZED      DISTRIBUTIONS
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL          FROM
                                OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME         GAINS          CAPITAL
                                ---------   ----------   ------------   ----------   ----------   -------------   -------------
THE HARTFORD U.S. GOVERNMENT
 SECURITIES FUND
 For the Year Ended October
  31, 2006(h)
 Class Y......................   $ 9.32       $ 0.41        $(0.07)       $ 0.34      $ (0.46)       $   --          $   --
 For the Year Ended October
  31, 2005
 Class Y......................     9.66         0.41         (0.31)         0.10        (0.44)           --              --
 For the Year Ended October
  31, 2004
 Class Y......................     9.68         0.44         (0.02)         0.42        (0.44)           --              --
 For the Year Ended October
  31, 2003
 Class Y......................     9.89         0.45         (0.20)         0.25        (0.46)           --              --
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................     9.50         0.32          0.36          0.68        (0.29)           --              --
THE HARTFORD VALUE FUND
 For the Year Ended October
  31, 2006
 Class Y......................    10.79         0.15          2.10          2.25        (0.13)           --              --
 For the Year Ended October
  31, 2005
 Class Y......................     9.71         0.12          1.05          1.17        (0.09)           --              --
 For the Year Ended October
  31, 2004(h)
 Class Y......................     8.95         0.10          0.77          0.87        (0.11)           --              --
 For the Year Ended October
  31, 2003(h)
 Class Y......................     7.64         0.16          1.25          1.41        (0.10)           --              --
 For the Year Ended October
  31, 2002(h)
 Class Y......................     9.04         0.09         (1.44)        (1.35)          --         (0.05)             --
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(h)
 Class Y......................    15.74         0.15          3.15          3.30        (0.06)        (0.50)             --
 For the Year Ended October
  31, 2005
 Class Y......................    14.17         0.05          1.52          1.57           --            --              --
 For the Year Ended October
  31, 2004
 Class Y......................    12.22         0.01          1.94          1.95           --            --              --
 For the Year Ended October
  31, 2003
 Class Y......................     9.30         0.01          2.91          2.92           --            --              --
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    11.73         0.05         (2.48)        (2.43)          --            --              --
THE HARTFORD RETIREMENT INCOME
 FUND(G)
 For the Year Ended October
  31, 2006
 Class Y......................     9.86         0.71         (0.19)         0.52        (0.78)           --              --
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................    10.00         0.01         (0.14)        (0.13)       (0.01)           --              --
THE HARTFORD TARGET RETIREMENT
 2010 FUND(G)
 For the Year Ended October
  31, 2006
 Class Y......................     9.83         0.50          0.21          0.71        (0.53)           --           (0.36)
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................    10.00         0.02         (0.19)        (0.17)          --            --              --
THE HARTFORD TARGET RETIREMENT
 2020 FUND(G)
 Class Y......................     9.79         0.27          0.75          1.02        (0.38)           --              --
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................    10.00         0.01         (0.22)        (0.21)          --            --              --
THE HARTFORD TARGET RETIREMENT
 2030 FUND(G)
 For the Year Ended October
  31, 2006(h)
 Class Y......................     9.75         0.10          0.84          0.94        (0.53)           --           (0.80)
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................    10.00         0.01         (0.26)        (0.25)          --            --              --


                                    -- SELECTED PER-SHARE DATA(A) --
                                ----------------------------------------

                                                    NET
                                                  INCREASE     NET ASSET
                                                 (DECREASE)    VALUE AT
                                    TOTAL       IN NET ASSET      END
                                DISTRIBUTIONS      VALUE       OF PERIOD
                                -------------   ------------   ---------
THE HARTFORD U.S. GOVERNMENT
 SECURITIES FUND
 For the Year Ended October
  31, 2006(h)
 Class Y......................     $(0.46)         $(0.12)      $ 9.20
 For the Year Ended October
  31, 2005
 Class Y......................      (0.44)          (0.34)        9.32
 For the Year Ended October
  31, 2004
 Class Y......................      (0.44)          (0.02)        9.66
 For the Year Ended October
  31, 2003
 Class Y......................      (0.46)          (0.21)        9.68
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................      (0.29)           0.39         9.89
THE HARTFORD VALUE FUND
 For the Year Ended October
  31, 2006
 Class Y......................      (0.13)           2.12        12.91
 For the Year Ended October
  31, 2005
 Class Y......................      (0.09)           1.08        10.79
 For the Year Ended October
  31, 2004(h)
 Class Y......................      (0.11)           0.76         9.71
 For the Year Ended October
  31, 2003(h)
 Class Y......................      (0.10)           1.31         8.95
 For the Year Ended October
  31, 2002(h)
 Class Y......................      (0.05)          (1.40)        7.64
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(h)
 Class Y......................      (0.56)           2.74        18.48
 For the Year Ended October
  31, 2005
 Class Y......................         --            1.57        15.74
 For the Year Ended October
  31, 2004
 Class Y......................         --            1.95        14.17
 For the Year Ended October
  31, 2003
 Class Y......................         --            2.92        12.22
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................         --           (2.43)        9.30
THE HARTFORD RETIREMENT INCOME
 FUND(G)
 For the Year Ended October
  31, 2006
 Class Y......................      (0.78)          (0.26)        9.60
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................      (0.01)          (0.14)        9.86
THE HARTFORD TARGET RETIREMENT
 2010 FUND(G)
 For the Year Ended October
  31, 2006
 Class Y......................      (0.89)          (0.18)        9.65
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................         --           (0.17)        9.83
THE HARTFORD TARGET RETIREMENT
 2020 FUND(G)
 Class Y......................      (0.38)           0.64        10.43
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................         --           (0.21)        9.79
THE HARTFORD TARGET RETIREMENT
 2030 FUND(G)
 For the Year Ended October
  31, 2006(h)
 Class Y......................      (1.33)          (0.39)        9.36
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................         --           (0.25)        9.75

                                                           -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------
                                                              RATIO OF            RATIO OF         RATIO OF
                                                              EXPENSES            EXPENSES           NET
                                                             TO AVERAGE          TO AVERAGE       INVESTMENT
                                             NET ASSETS      NET ASSETS          NET ASSETS         INCOME
                                             AT END OF         BEFORE               AFTER             TO       PORTFOLIO
                                  TOTAL        PERIOD        WAIVERS AND         WAIVERS AND       AVERAGE     TURNOVER
                                RETURN(B)     (000'S)     REIMBURSEMENTS(D)   REIMBURSEMENTS(D)   NET ASSETS    RATE(C)
                                ---------    ----------   -----------------   -----------------   ----------   ---------
THE HARTFORD U.S. GOVERNMENT
 SECURITIES FUND
 For the Year Ended October
  31, 2006(h)
 Class Y......................      3.75%     $    101           0.85%              0.83%            4.86%        158%
 For the Year Ended October
  31, 2005
 Class Y......................      1.04         9,244           0.86               0.86             4.52         108
 For the Year Ended October
  31, 2004
 Class Y......................      4.48             1           0.83               0.83             4.51         110
 For the Year Ended October
  31, 2003
 Class Y......................      2.51             1           0.87               0.80             4.50         108
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................      7.32(f)          1           0.74(e)            0.74(e)          4.36(e)      218
THE HARTFORD VALUE FUND
 For the Year Ended October
  31, 2006
 Class Y......................     21.07        72,054           0.92               0.92             1.36          50
 For the Year Ended October
  31, 2005
 Class Y......................     12.06        60,218           0.93               0.93             1.19          29
 For the Year Ended October
  31, 2004(h)
 Class Y......................      9.76        21,373           0.91               0.91             1.32          34
 For the Year Ended October
  31, 2003(h)
 Class Y......................     18.66            27           1.00               1.00             1.46          35
 For the Year Ended October
  31, 2002(h)
 Class Y......................    (15.05)          230           0.98               0.98             1.09          35
THE HARTFORD VALUE
 OPPORTUNITIES FUND
 For the Year Ended October
  31, 2006(h)
 Class Y......................     21.55       102,915           1.00               1.00             0.90          57
 For the Year Ended October
  31, 2005
 Class Y......................     11.08        95,974           1.07               1.07             0.55          38
 For the Year Ended October
  31, 2004
 Class Y......................     15.96        10,101           1.16               1.16             0.34          52
 For the Year Ended October
  31, 2003
 Class Y......................     31.40             1           1.33               1.25             0.08          57
 For the Period February 19,
  2002 through October 31,
  2002
 Class Y......................    (20.75)(f)         1           1.13(e)            1.00(e)          0.49(e)       70
THE HARTFORD RETIREMENT INCOME
 FUND(G)
 For the Year Ended October
  31, 2006
 Class Y......................      5.55           114          16.51               0.24             2.96          37
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................     (1.30)(f)        10           0.28(e)            0.28(e)          2.75(e)       83
THE HARTFORD TARGET RETIREMENT
 2010 FUND(G)
 For the Year Ended October
  31, 2006
 Class Y......................      7.62           135           8.02               0.23             2.31          10
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................     (1.70)(f)        10           0.32(e)            0.21(e)          2.65(e)       12
THE HARTFORD TARGET RETIREMENT
 2020 FUND(G)
 Class Y......................     10.70            11           9.41               0.22             2.73          19
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................     (2.10)(f)        10           0.29(e)            0.20(e)          1.91(e)       28
THE HARTFORD TARGET RETIREMENT
 2030 FUND(G)
 For the Year Ended October
  31, 2006(h)
 Class Y......................     10.40            32          13.67               0.21             1.10          19
 From (commencement of
  operations) September 30,
  2005, through October 31,
  2005
 Class Y......................     (2.50)(f)        10           0.34(e)            0.19(e)          1.05(e)       14


---------------
(a) Information presented relates to a share of capital share outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d) Ratios do not include fees paid indirectly. Please see table on page 201.

(e) Annualized.
(f) Not annualized.
(g) Expense ratios do not include expenses of the underlying funds.

(h) Per share amounts have been calculated using average shares outstanding method.


 200                                                   THE HARTFORD MUTUAL FUNDS

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                                        YEAR ENDED         YEAR ENDED         YEAR ENDED
----                                                     OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
                                                         ------------------------------------------------------
ADVISERS FUND
Class Y Shares                                                 0.65%              0.73%              0.74%
BALANCED INCOME FUND
Class Y Shares                                                 0.90%#
CAPITAL APPRECIATION FUND
Class Y Shares                                                 0.73%              0.75%              0.76%
CAPITAL APPRECIATION II FUND
Class Y Shares                                                 1.13%              1.15%@
DISCIPLINED EQUITY FUND
Class Y Shares                                                 0.88%              0.89%              0.87%
DIVIDEND AND GROWTH FUND
Class Y Shares                                                 0.70%              0.72%              0.74%
EQUITY INCOME FUND
Class Y Shares                                                 0.57%              0.10%              0.10%
FLOATING RATE FUND
Class Y Shares                                                 0.15%
FOCUS FUND
Class Y Shares                                                 1.05%              1.13%              1.08%
GLOBAL COMMUNICATIONS FUND
Class Y Shares                                                 0.70%              1.04%              1.17%
GLOBAL FINANCIAL SERVICES FUND
Class Y Shares                                                 0.74%              1.07%              1.18%
GLOBAL HEALTH FUND
Class Y Shares                                                 1.08%              1.06%              1.10%
GLOBAL LEADERS FUND
Class Y Shares                                                 0.91%              0.85%              0.84%
GLOBAL TECHNOLOGY FUND
Class Y Shares                                                 1.17%              1.13%              1.09%
GROWTH FUND
Class Y Shares                                                 0.81%              0.83%              0.85%
GROWTH OPPORTUNITIES FUND
Class Y Shares                                                 0.81%              0.82%              0.77%
HIGH YIELD FUND
Class Y Shares                                                 0.73%              0.87%
INCOME FUND
Class Y Shares                                                 0.70%              0.70%
INFLATION PLUS FUND
Class Y Shares                                                 0.68%              0.68%
INTERNATIONAL CAPITAL APPRECIATION FUND
Class Y Shares                                                 1.12%              1.13%              1.05%
INTERNATIONAL OPPORTUNITIES FUND
Class Y Shares                                                 0.99%              1.01%              1.03%
INTERNATIONAL SMALL COMPANY FUND
Class Y Shares                                                 1.18%              1.15%              1.15%
MIDCAP FUND
Class Y Shares                                                 0.78%              0.81%              0.84%
MIDCAP GROWTH FUND
Class Y Shares                                                 0.79%#
MIDCAP VALUE FUND
Class Y Shares                                                 0.93%              0.94%              0.88%
MONEY MARKET FUND
Class Y Shares                                                 0.55%              0.55%
SELECT MIDCAP GROWTH FUND
Class Y Shares                                                 1.08%              1.09%*
SELECT MIDCAP VALUE FUND
Class Y Shares                                                 1.11%              1.14%@
SELECT SMALLCAP GROWTH FUND
Class Y Shares                                                 1.17%

THE HARTFORD MUTUAL FUNDS                                                    201

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

FUND                                                        YEAR ENDED         YEAR ENDED         YEAR ENDED
----                                                     OCTOBER 31, 2006   OCTOBER 31, 2005   OCTOBER 31, 2004
                                                         ------------------------------------------------------
SELECT SMALLCAP VALUE FUND
Class Y Shares                                                 1.20%#
SHORT DURATION FUND
Class Y Shares                                                 0.65%              0.65%
SMALL COMPANY FUND
Class Y Shares                                                 0.91%              0.92%              0.94%
SMALLCAP GROWTH FUND
Class Y Shares                                                 0.90%              0.97%              1.02%
STOCK FUND
Class Y Shares                                                 0.76%              0.82%              0.80%
TAX-FREE MINNESOTA FUND
Class Y Shares                                                 0.83%              0.90%
TAX-FREE NATIONAL FUND
Class Y Shares                                                 0.89%              0.98%
TOTAL RETURN BOND FUND
Class Y Shares                                                 0.70%              0.74%
U.S. GOVERNMENT SECURITIES FUND
Class Y Shares                                                 0.83%              0.86%
VALUE FUND
Class Y Shares                                                 0.91%              0.92%              0.90%
VALUE OPPORTUNITIES FUND
Class Y Shares                                                 0.99%              1.06%              1.15%
RETIREMENT INCOME FUND
Class Y Shares                                                 0.24%
TARGET RETIREMENT 2010 FUND
Class Y Shares                                                 0.23%
TARGET RETIREMENT 2020 FUND
Class Y Shares                                                 0.22%
TARGET RETIREMENT 2030 FUND
Class Y Shares                                                 0.20%

*  From (commencement of operations) January 1, 2005 through October 31, 2005.

@ From (commencement of operations) April 29, 2005 through October 31, 2005.

#  From (commencement of operations) July 31, 2006 through October 31, 2006.

 202                                                   THE HARTFORD MUTUAL FUNDS

                                              FUND CODE, CUSIP NUMBER AND SYMBOL
--------------------------------------------------------------------------------


                                                       CLASS      FUND       CUSIP
NAME                                                   SHARES     CODE      NUMBER     SYMBOL
----                                                   ------   --------   ---------   ------
The Hartford Advisers Fund                               Y           213   416645786    IHAYX
The Hartford Capital Appreciation Fund                   Y           216   416645604    HCAYX
The Hartford Balanced Income Fund                        Y          1292   416648210    HBLYX
The Hartford Capital Appreciation II Fund                Y          1208   416648566    HCTYX
The Hartford Disciplined Equity Fund                     Y           260   416645653    HGIYX
The Hartford Dividend and Growth Fund                    Y           225   416645828    HDGYX
The Hartford Equity Income Fund                          Y          1661   416648855    HQIYX
The Hartford Floating Rate Fund                          Y          1212   416648525    HFLYX
The Hartford Focus Fund                                  Y          1272   416646867    HFFYX
The Hartford Global Communications Fund                  Y          1227   416645323    HGCYX
The Hartford Global Financial Services Fund              Y          1223   416645273    HGFYX
The Hartford Global Health Fund                          Y          1613   416645364    HGHYX
The Hartford Global Leaders Fund                         Y           315   416645497    HGLYX
The Hartford Global Technology Fund                      Y          1609   416645414    HGTYX
The Hartford Growth Fund                                 Y          1231   416529626    HGWYX
The Hartford Growth Opportunities Fund                   Y          1621   416529816    HGOYX
The Hartford High Yield Fund                             Y           204   416645455    HAHYX
The Hartford Income Fund                                 Y          1641   416648848    HTIYX
The Hartford Inflation Plus Fund                         Y          1649   416648830    HIPYX
The Hartford International Capital Appreciation Fund     Y          1276   416646800    HNCYX
The Hartford International Opportunities Fund            Y           209   416645885    HAOYX
The Hartford International Small Company Fund            Y          1280   416646883    HNSYX
The Hartford LargeCap Growth Fund                        Y          1323   416649770    HLPYX
The Hartford MidCap Fund                                 Y           229   416645687    HMDYX
The Hartford MidCap Growth Fund                          Y          1296   416648129    HPGYX
The Hartford MidCap Value Fund                           Y          1284   416646875    HMVYX
The Hartford Money Market Fund                           Y           201   416645729    HAYXX
The Hartford Select MidCap Growth Fund                   Y          1204   416648616    HSMYX
The Hartford Select MidCap Value Fund                    Y          1216   416648475    HSVYX
The Hartford Select SmallCap Value Fund                  Y          1300   416648160    HTVYX
The Hartford Short Duration Fund                         Y          1645   416648822    HSDYX
The Hartford Small Company Fund                          Y           979   416645307    HSCYX
The Hartford SmallCap Growth Fund                        Y          1625   416529808    HSLYX
The Hartford Stock Fund                                  Y           222   416645851    HASYX
The Hartford Tax-Free California Fund                    Y           N/A         N/A    N/A
The Hartford Tax-Free Minnesota Fund                     Y          1629   416529527    HTMYX
The Hartford Tax-Free National Fund                      Y          1633   416529428    HTNYX
The Hartford Tax-Free New York Fund                      Y           N/A         N/A    N/A
The Hartford Total Return Bond Fund                      Y           219   416645752    HABYX
The Hartford U.S. Government Securities Fund             Y          1637   416529329    HUSYX
The Hartford Value Fund                                  Y          1288   416646701    HVFYX
The Hartford Value Opportunities Fund                    Y          1617   416529717    HVOYX
The Hartford Retirement Income Fund                      Y          1235   416648418    HTRYX
The Hartford Target Retirement 2010 Fund                 Y          1239   416648368    HTTYX
The Hartford Target Retirement 2020 Fund                 Y          1243   416648327    HTWYX
The Hartford Target Retirement 2030 Fund                 Y          1247   416648277    HTHYX


THE HARTFORD MUTUAL FUNDS                                                    203

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS


Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

BY MAIL:


The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

BY PHONE:


1-888-843-7824

ON THE INTERNET:


www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:


at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:


Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

ON THE INTERNET OR BY E-MAIL:


Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
                          FOR THE HARTFORD MUTUAL FUNDS

        CLASS A, CLASS B, CLASS C, CLASS I, CLASS R3, CLASS R4, CLASS R5
                               AND CLASS Y SHARES

                         THE HARTFORD MUTUAL FUNDS, INC.

                           THE HARTFORD ADVISERS FUND
                        THE HARTFORD BALANCED INCOME FUND
                     THE HARTFORD CAPITAL APPRECIATION FUND
                    THE HARTFORD CAPITAL APPRECIATION II FUND
                      THE HARTFORD DISCIPLINED EQUITY FUND
                      THE HARTFORD DIVIDEND AND GROWTH FUND
                         THE HARTFORD EQUITY INCOME FUND
                         THE HARTFORD FLOATING RATE FUND
                             THE HARTFORD FOCUS FUND
                     THE HARTFORD GLOBAL COMMUNICATIONS FUND
                   THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
                         THE HARTFORD GLOBAL HEALTH FUND
                        THE HARTFORD GLOBAL LEADERS FUND
                       THE HARTFORD GLOBAL TECHNOLOGY FUND
                          THE HARTFORD HIGH YIELD FUND
                            THE HARTFORD INCOME FUND
                        THE HARTFORD INFLATION PLUS FUND
              THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
                  THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
                  THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
                        THE HARTFORD LARGECAP GROWTH FUND
                            THE HARTFORD MIDCAP FUND
                         THE HARTFORD MIDCAP GROWTH FUND
                         THE HARTFORD MIDCAP VALUE FUND
                         THE HARTFORD MONEY MARKET FUND
                     THE HARTFORD SELECT MIDCAP GROWTH FUND
                      THE HARTFORD SELECT MIDCAP VALUE FUND
                    THE HARTFORD SELECT SMALLCAP GROWTH FUND
                     THE HARTFORD SELECT SMALLCAP VALUE FUND
                        THE HARTFORD SHORT DURATION FUND
                         THE HARTFORD SMALL COMPANY FUND
                             THE HARTFORD STOCK FUND
                      THE HARTFORD TAX-FREE CALIFORNIA FUND
                       THE HARTFORD TAX-FREE NEW YORK FUND
                       THE HARTFORD TOTAL RETURN BOND FUND
                             THE HARTFORD VALUE FUND
                       THE HARTFORD RETIREMENT INCOME FUND
                    THE HARTFORD TARGET RETIREMENT 2010 FUND
                    THE HARTFORD TARGET RETIREMENT 2020 FUND
                    THE HARTFORD TARGET RETIREMENT 2030 FUND


            THE HARTFORD EQUITY GROWTH ALLOCATION FUND (formerly The
                   Hartford Aggressive Growth Allocation Fund)


                       THE HARTFORD GROWTH ALLOCATION FUND
                      THE HARTFORD BALANCED ALLOCATION FUND
                    THE HARTFORD CONSERVATIVE ALLOCATION FUND
                       THE HARTFORD INCOME ALLOCATION FUND

                  CLASS A, CLASS B, CLASS C, CLASS I, CLASS L,

                CLASS R3, CLASS R4, CLASS R5, AND CLASS Y SHARES

                       THE HARTFORD MUTUAL FUNDS II, INC.

                            THE HARTFORD GROWTH FUND
                     THE HARTFORD GROWTH OPPORTUNITIES FUND
                        THE HARTFORD SMALLCAP GROWTH FUND
                      THE HARTFORD TAX-FREE MINNESOTA FUND
                       THE HARTFORD TAX-FREE NATIONAL FUND
                  THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
                      THE HARTFORD VALUE OPPORTUNITIES FUND

                                 P.O. Box 64387
                             St. Paul, MN 55164-0387

This combined Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the corresponding prospectus for the relevant Fund and class thereof. The Funds' audited financial statements as of October 31, 2006 appearing in the Companies' (as hereinafter defined) Annual Reports to Shareholders are incorporated herein by reference. A free copy of each Annual/Semi-Annual Report and each prospectus is available on the Funds' website at www.hartfordinvestor.com., upon request by writing to: The Hartford Mutual Funds, P. O. Box 64387, St. Paul, MN 55164-0387 or by calling 1-888-843-7824.

Class Y shares for each of The Hartford Tax-Free California Fund and The Hartford Tax-Free New York Fund are not currently available.


Date of Prospectuses: March 1, 2007 (for Classes A, B, and C shares), March 1, 2007 (for Class I shares), March 1, 2007 for Class L Shares, March 1, 2007 (for Class Y shares) and March 1, 2007 (for Classes R3, R4, R5 and Y shares) Date of Statement of Additional Information: March 1, 2007.

TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
GENERAL INFORMATION......................................................
INVESTMENT OBJECTIVES AND POLICIES.......................................
FUND MANAGEMENT..........................................................
INVESTMENT MANAGEMENT ARRANGEMENTS.......................................
PORTFOLIO MANAGERS.......................................................
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................
FUND EXPENSES............................................................
DISTRIBUTION ARRANGEMENTS................................................
PURCHASE AND REDEMPTION OF SHARES........................................
DETERMINATION OF NET ASSET VALUE.........................................
CAPITALIZATION AND VOTING RIGHTS.........................................
TAXES....................................................................
PRINCIPAL UNDERWRITER....................................................
CUSTODIAN................................................................
TRANSFER AGENT...........................................................
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................
OTHER INFORMATION........................................................
CODE OF ETHICS...........................................................
PROXY VOTING POLICIES AND PROCEDURES.....................................
FINANCIAL STATEMENTS.....................................................
APPENDIX A...............................................................
APPENDIX B...............................................................

                               GENERAL INFORMATION


     The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company" and together, the "Companies") are open-end management investment companies consisting of forty-five and seven separate investment portfolios or mutual funds (each, a "Fund" and together, the "Funds"), respectively. This SAI relates to all of the Funds listed on the front cover page. The Hartford Mutual Funds, Inc. was organized as a Maryland corporation on March 21, 1996. The Hartford Mutual Funds II, Inc. was organized as a Maryland corporation on March 23, 2001 and acquired the assets of each of its series by virtue of a reorganization effected November 30, 2001. Prior to the reorganization, SmallCap Growth Fund (formerly Fortis Capital Appreciation Portfolio) was a series of Fortis Advantage Portfolios, Inc., a Minnesota corporation, Growth Opportunities Fund (formerly Fortis Growth Fund) was a series of Fortis Growth Fund, Inc., a Minnesota corporation, Value Opportunities Fund and Growth Fund (formerly Fortis Value Fund and Fortis Capital Fund, respectively) were each a series of Fortis Equity Portfolios, Inc., a Minnesota corporation, Tax-Free Minnesota Fund and Tax-Free National Fund (formerly Fortis Tax-Free Minnesota Portfolio and Fortis Tax-Free National Portfolio, respectively) were each a series of Fortis Tax-Free Portfolios, Inc., a Minnesota corporation, and U.S. Government Securities Fund (formerly Fortis U.S. Government Securities Fund) was a series of Fortis Income Portfolios, Inc., a Minnesota corporation.


     The Companies issue separate series of shares of stock for each Fund representing a fractional undivided interest in that Fund. With the exception of the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund (together, the "Asset Allocation Funds"), each series of The Hartford Mutual Funds, Inc. (the "Hartford Funds") issues shares in four different classes: Class A, Class B, Class C and Class Y. Class I shares are offered to advisory fee-based wrap programs for the Hartford Capital Appreciation Fund, Hartford Capital Appreciation II Fund, Hartford Dividend and Growth Fund, Hartford Equity Income Fund, Hartford Floating Rate Fund, Hartford Global Health Fund, Hartford Growth Fund, Hartford Growth Opportunities Fund, Hartford Inflation Plus Fund, Hartford International Capital Appreciation Fund, Hartford Small Company Fund, Hartford SmallCap Growth Fund, Hartford Total Return Bond Fund, Hartford Value Opportunities Fund and Asset Allocation Funds.

     Class R3, Class R4 and Class R5 shares (collectively, "Class R shares"), are only available to qualified 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. Currently, the following Hartford Funds offer Class R shares: Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Capital Appreciation II Fund, Hartford Disciplined Equity Fund, Hartford Dividend & Growth Fund, Hartford Equity Income Fund, Hartford Floating Rate Fund, Hartford Global Health Fund, Hartford Global Leaders Fund, Hartford High Yield Fund, Hartford Inflation Plus Fund, Hartford International Capital Appreciation Fund, Hartford International Opportunities Fund, Hartford Money Market Fund, Hartford Small Company Fund, Hartford Stock Fund, Hartford Total Return Bond Fund, Hartford Value Fund, Hartford Retirement Income Fund, Hartford Target Retirement 2010 Fund, Hartford Target Retirement 2020 Fund, Hartford Target Retirement 2030 Fund and Asset Allocation Funds.


     The Asset Allocation Funds each issue shares in seven classes: Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5. The Asset Allocation Funds and the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund (together, the "Target Retirement Funds") are referred to as "funds of funds." Each fund of funds is a diversified fund, and each diversifies its assets by investing, at present, in the Class Y shares of several other Hartford Mutual Funds (as identified below under sub-heading "D. Investment Objectives of the Funds of Funds," the "Underlying Funds"). Each series of The Hartford Mutual Funds II, Inc. (the "New Hartford Funds") issues shares in up to nine classes: Class A, Class B, Class C, Class I, Class L, Class R3, Class R4, Class R5 and Class Y. Currently, the following New Hartford Funds offer Class R shares: Hartford Growth Fund, Hartford Growth Opportunities Fund, Hartford SmallCap Growth Fund and Hartford Value Opportunities Fund.


     Class L shares are offered through a separate prospectus describing those classes. Class A, Class B and C shares are offered through one prospectus describing those classes, Class I shares are offered through another prospectus describing that class, while Class R3, R4, R5 and Y shares are offered through another prospectus describing those classes. This SAI relates to Class A, B, C, I, L, R3, R4, R5 and Y shares.

     Class Y shares for each of Tax-Free California Fund and Tax-Free New York Fund are not currently available. As of August 16, 2004, MidCap Fund no longer offers Class A, B and C shares except as follows. MidCap Fund will continue to offer and sell shares to investors who participate in wrap-fee or similar programs in connection with certain investment platforms. Currently, the wrap-fee programs that qualify are those with Strategic Advisors, Inc. (that are cleared through National Financial Services), the Raymond James Freedom Wrap Account, and the A.G. Edwards Professional Fund Advisor (PFA) Wrap Account. MidCap Fund will continue to offer and sell shares: (1) through ACH and other similar systematic, investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004, (2) for reinvestment of capital gains distributions and income dividends, and (3) to certain qualified retirement plans that included MidCap Fund as an investment option prior to August 16, 2004. As of August 16, 2004, MidCap Value Fund no longer offers Class A, B and C shares except as follows. MidCap Value Fund will continue to offer and sell shares: (1) through ACH and other similar systematic investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004 and (2) for reinvestment of capital gains distributions and income dividends.

     Each Fund, except the Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is a diversified fund. The Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund are non-diversified funds.


     Hartford Investment Financial Services, LLC ("HIFSCO") is the investment manager and principal underwriter to each Fund. HIFSCO is an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $377.6 billion in assets as of December 31, 2006. In addition, Wellington Management Company LLP ("Wellington Management"), Hartford Investment Management Company ("Hartford Investment Management"), Jennison Associates LLC ("Jennison"), Oberweis Asset Management, Inc. ("Oberweis"), Kayne Anderson Rudnick Investment Management, LLC ("KAR"), Metropolitan West Capital Management, LLC ("MetWest Capital") and SSgA Funds Management, Inc. ("SSgA FM") are sub-advisers to certain Funds and provide the day-to-day investment management of such Funds (each a "sub-adviser" and collectively, the "sub-advisers"). Hartford Investment Management is a wholly-owned subsidiary of The Hartford.


     The commencement of operations date for each Fund is indicated below:


Advisers Fund                               July 22, 1996
Balanced Income Fund                        July 31, 2006
Capital Appreciation Fund                   July 31, 1996
Capital Appreciation II Fund                April 29, 2005
Disciplined Equity Fund                     April 30, 1998
Dividend and Growth Fund                    July 22, 1996
Equity Income Fund                          August 28, 2003
Floating Rate Fund                          April 29, 2005
Focus Fund                                  May 24, 2001
Global Communications Fund                  October 31, 2000
Global Financial Services Fund              October 31, 2000
Global Health Fund                          May 1, 2000
Global Leaders Fund                         September 30, 1998
Global Technology Fund                      May 1, 2000
Growth Fund*                                June 8, 1949
Growth Opportunities Fund*                  March 31, 1963
High Yield Fund                             September 30, 1998
Income Fund                                 October 31, 2002
Inflation Plus Fund                         October 31, 2002
International Capital Appreciation Fund     April 30, 2001
International Opportunities Fund            July 22, 1996
International Small Company Fund            April 30, 2001
LargeCap Growth Fund                        November 30, 2006
MidCap Fund                                 December 31, 1997
MidCap Gowth Fund                           July 31, 2006
MidCap Value Fund                           April 30, 2001
Money Market Fund                           July 22, 1996
Select MidCap Growth Fund                   January 1, 2005
Select MidCap Value Fund                    April 29, 2005
Select SmallCap Growth Fund                 September 30, 2005
Select SmallCap Value Fund                  July 31, 2006
Short Duration Fund                         October 31, 2002
Small Company Fund                          July 22, 1996
SmallCap Growth Fund*                       January 4, 1988
Stock Fund                                  July 22, 1996
Tax-Free California Fund                    October 31, 2002

Tax-Free Minnesota Fund*                    March 17, 1986
Tax-Free National Fund*                     March 17, 1986
Tax-Free New York Fund                      October 31, 2002
Total Return Bond Fund                      July 22, 1996
U.S. Government Securities Fund*            February 28, 1973
Value Fund                                  April 30, 2001
Value Opportunities Fund*                   January 2, 1996
Equity Growth Allocation Fund (formerly
   the Aggressive Growth Allocation Fund)   May 28, 2004
Growth Allocation Fund                      May 28, 2004
Balanced Allocation Fund                    May 28, 2004
Conservative Allocation Fund                May 28, 2004
Income Allocation Fund                      May 28, 2004
Retirement Income Fund                      September 30, 2005
Target Retirement 2010 Fund                 September 30, 2005
Target Retirement 2020 Fund                 September 30, 2005
Target Retirement 2030 Fund                 September 30, 2005


* Prior to their reorganization as a series of a Maryland corporation on November 30, 2001, these Funds were organized as either a Minnesota corporation or a portfolio of a Minnesota corporation, as stated above.

     The Hartford also sponsors a family of mutual funds that are primarily used as investment options for variable annuity contracts and variable life insurance contracts issued by Hartford Life Insurance Company ("Hartford Life") and its affiliates, for other insurance companies, and for certain retirement plans. HL Investment Advisors, LLC ("HL Advisors"), an affiliate of The Hartford, is the investment adviser to that family of funds.

                       INVESTMENT OBJECTIVES AND POLICIES

     With respect to percentage restrictions on investments described in this SAI or in any prospectus, except with respect to the limitations on borrowing from banks set forth below under "Fundamental Restrictions of the Funds," if such percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets is not a violation of any of such restrictions.

A. FUNDAMENTAL RESTRICTIONS OF THE FUNDS

     Each Fund has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in the prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

     The investment objective and principal investment strategies of each Fund are set forth in their respective prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each Fund followed by the principal non-fundamental restrictions and policies applicable to each Fund.

     Each Fund:

     1. will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;


     2. (except for Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund) will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry. Each of Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry; except that the Fund may invest more than 25% of its assets in any one Underlying Fund. Global Communications Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: telecommunication services and media. Global Financial Services Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: banks, diversified financials, and insurance. Global Health Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: pharmaceuticals and biotechnology, medical products, and health services. Global Technology Fund will normally invest at least 25% of its total assets, in the aggregate, in the following industries: technology hardware and equipment, software and computer services, electronics, communication equipment and technology-related commercial services and supplies. With respect to Tax-Free California Fund, Tax-Free National Fund, Tax-Free New York Fund and Tax-Free Minnesota Fund, tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers; this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities;


     3. will not make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority;

     4. will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws;

     5. will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein; and

     6. will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

     In addition, under normal circumstances, the Tax-Free California Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and California individual income tax.

     In addition, under normal circumstances, the Tax-Free Minnesota Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and Minnesota individual income tax.

     In addition, under normal circumstances, the Tax-Free National Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax.

          In addition, under normal circumstances, the Tax-Free New York Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax and New York State and New York City individual income tax.


          With respect to investment restriction number 2, in accordance with each fund of funds' investment program as set forth in the prospectus, a fund of funds may invest more than 25% of its assets in any one Underlying Fund. Each fund of funds treats the assets of the Underlying Funds in which it invests as its own for purposes of this restriction. Each of the Underlying Funds, except for the Global Communications Fund, Global Health Fund, Global Financial Services Fund and Global Technology Fund, will not concentrate more than 25% of its total assets in any one industry.


          Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the funds of funds may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a fund of funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above. The investment restrictions of each Underlying Fund are set forth in this SAI.

          For each Fund, and except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

B. NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

     The following restrictions are designated as non-fundamental and may be changed by the board of directors without the approval of shareholders.

     Each Fund may not:

     1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements, reverse repurchase agreements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

     2. Purchase any securities on margin (except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     3. With the exception of the Floating Rate Fund, purchase securities while outstanding borrowings exceed 5% of a Fund's total assets, except for temporary or emergency purposes. Reverse repurchase agreements, dollar rolls, securities lending, or other investments or transactions described in the Fund's registration statement are not deemed to be borrowings for purposes of this restriction.

     4. Sell securities short except for short sales against the box.

     5. Invest more than 20% of the value of its total assets (25% in the case of Floating Rate Fund and Short Duration Fund, 30% in the case of High Yield Fund, Income Fund and Total Return Bond Fund, 35% in the case of Capital Appreciation Fund and Capital Appreciation II Fund, and 35% of the value of its net assets in the case of Inflation Plus Fund) in the securities and loans of foreign issuers or borrowers and non-dollar securities and loans; provided that with respect to the percentages listed above for Floating Rate Fund, High Yield Fund and Total Return Bond Fund, each fund may not invest more than 10% of its total assets in non-dollar securities and loans. This policy does not apply to the funds of funds, Money Market Fund or to Funds with the words Global or International in their name.

     6. Except for the Inflation Plus Fund and Money Market Fund, invest more than 15% of the Fund's net assets in illiquid securities (10% for the Inflation Plus Fund and Money Market Fund).

     7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of the Fund's total assets.

     For each Fund, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or loans or amount of net assets is not a violation of any of the foregoing restrictions.

C. NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS

     Each Fund must:

     1. Maintain its assets so that, at the close of each quarter of its taxable year,

          (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans) limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer,

          (b) no more than 25 percent of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.

     These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the board of directors to the extent appropriate in light of changes to applicable tax law requirements.


D. CLASSIFICATION



          Each Fund, except the Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, has elected to be classified as a diversified series of an open-end management investment company. The Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund each has elected to be classified as a non-diversified series of an open-end management investment company.



          A non-diversified fund, such as the Floating Rate Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, is not required to comply with the diversification rules of the 1940 Act. Because a non-diversified fund may invest in securities or loans of relatively few issuers or borrowers, it involves more risk than a diversified fund, since any factors affecting a given company could affect performance of the fund to a greater degree.



A fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.



E. INVESTMENT OBJECTIVES OF THE FUNDS OF FUNDS


     The funds of funds are professionally managed funds which allocate their assets in a combination of other Hartford Mutual Funds: domestic and international funds and fixed income funds (Underlying Funds). The funds of funds differ primarily due to their asset allocation among these fund types.

     The investment objectives of the funds of funds are as follows:


     EQUITY GROWTH ALLOCATION FUND (formerly The Hartford Aggressive Growth Allocation Fund): the Fund seeks long-term capital appreciation. The Fund seeks its goal through investment in a combination of domestic and international equity funds.


     GROWTH ALLOCATION FUND: the Fund seeks long-term capital appreciation. The Fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds.

     BALANCED ALLOCATION FUND: the Fund seeks long-term capital appreciation and income. The Fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds.

     CONSERVATIVE ALLOCATION FUND: the Fund seeks current income and long-term capital appreciation. The Fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds.

     INCOME ALLOCATION FUND: the Fund seeks current income and, as a secondary objective, capital preservation. The Fund seeks its goals through investment in a combination of fixed income funds.

     RETIREMENT INCOME FUND: the Fund seeks current income and secondarily capital preservation.

     TARGET RETIREMENT 2010 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     TARGET RETIREMENT 2020 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     TARGET RETIREMENT 2030 FUND: the Fund seeks to maximize total return and secondarily to seek capital preservation.

     Each fund of funds' investment performance and its ability to achieve its investment objective are directly related to the performance of the Underlying Funds in which it invests. Because each fund of funds invests in the Underlying Funds, investors in each will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets the fund of funds allocates to the Underlying Fund pursuing such strategies. The investment objectives and principal investment strategies of the Underlying Funds are described in the Funds' prospectuses. To request a copy of a prospectus, contact The Hartford Mutual Funds at 1-888-843-7824.

     HIFSCO allocates the assets of each of the Asset Allocation Fund among the Underlying Funds based upon a number of factors, including HIFSCO's asset allocation strategies and the investment performance of each Underlying Fund. In making investment decisions for the Asset Allocation Funds, HIFSCO will consider, among other factors, internally generated research. Because certain Underlying Funds are more profitable to HIFSCO than others, HIFSCO may have an incentive to allocate more of any such fund of funds' assets to more profitable Underlying Funds, and fewer assets to less profitable Underlying Funds. HIFSCO does not, however, consider the profitability of the Underlying Funds in making investment decisions for the Asset Allocation Funds.

     The following is a list of the Underlying Funds in which the Asset Allocation Funds may invest. HIFSCO may modify the asset allocation strategy for the Asset Allocation Funds and modify the selection of Underlying Funds for the Asset Allocation Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Asset Allocation Funds to pursue their investment goals.

             EQUITY GROWTH                                 GROWTH                                   BALANCED
            ALLOCATION FUND                           ALLOCATION FUND                           ALLOCATION FUND
---------------------------------------   ---------------------------------------   ---------------------------------------
Hartford Advisers Fund                    Hartford Advisers Fund                    Hartford Advisers Fund
Hartford Balanced Income Fund             Hartford Balanced Income Fund             Hartford Balanced Income Fund
Hartford Capital Appreciation Fund        Hartford Capital Appreciation Fund        Hartford Capital Appreciation Fund
Hartford Capital Appreciation II Fund     Hartford Capital Appreciation II Fund     Hartford Capital Appreciation II Fund
Hartford Disciplined Equity Fund          Hartford Disciplined Equity Fund          Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund         Hartford Dividend and Growth Fund         Hartford Dividend and Growth Fund
Hartford Equity Income Fund               Hartford Equity Income Fund               Hartford Equity Income Fund
Hartford Floating Rate Fund               Hartford Floating Rate Fund               Hartford Floating Rate Fund
Hartford Focus Fund                       Hartford Focus Fund                       Hartford Focus Fund
Hartford Global Communications Fund       Hartford Global Communications Fund       Hartford Global Communications Fund
Hartford Global Financial Services Fund   Hartford Global Financial Services Fund   Hartford Global Financial Services Fund
Hartford Global Health Fund               Hartford Global Health Fund               Hartford Global Health Fund
Hartford Global Leaders Fund              Hartford Global Leaders Fund              Hartford Global Leaders Fund
Hartford Global Technology Fund           Hartford Global Technology Fund           Hartford Global Technology Fund
Hartford Growth Fund                      Hartford Growth Fund                      Hartford Growth Fund
Hartford Growth Opportunities Fund        Hartford Growth Opportunities             Hartford Growth Opportunities
Hartford International Capital            Fund                                      Fund
Appreciation Fund                         Hartford High Yield Fund                  Hartford High Yield Fund
Hartford International                    Hartford Income Fund                      Hartford Income Fund
Opportunities Fund                        Hartford Inflation Plus Fund              Hartford Inflation Plus Fund
Hartford International Small              Hartford International Capital            Hartford International Capital
Company Fund                              Appreciation Fund                         Appreciation Fund
Hartford LargeCap Growth Fund             Hartford International                    Hartford International
Hartford MidCap Fund                      Opportunities Fund                        Opportunities Fund
Hartford MidCap Growth Fund               Hartford International Small              Hartford International Small
Hartford MidCap Value Fund                Company Fund                              Company Fund
Hartford Select MidCap Growth             Hartford LargeCap Growth Fund             Hartford LargeCap Growth Fund
Fund                                      Hartford MidCap Fund                      Hartford MidCap Fund
Hartford Select MidCap Value              Hartford MidCap Growth Fund               Hartford MidCap Growth Fund
Fund                                      Hartford MidCap Value Fund                Hartford MidCap Value Fund
Hartford Select SmallCap Value            Hartford Money Market Fund                Hartford Money Market Fund
Fund                                      Hartford Select MidCap Growth             Hartford Select MidCap Growth
Hartford Small Company Fund               Fund                                      Fund
Hartford SmallCap Growth Fund             Hartford Select MidCap Value              Hartford Select MidCap Value
Hartford Stock Fund                       Fund                                      Fund
Hartford Value Fund                       Hartford Select SmallCap Value            Hartford Select SmallCap Value
Hartford Value Opportunities              Fund                                      Fund
Fund                                      Hartford Short Duration Fund              Hartford Short Duration Fund
                                          Hartford Small Company Fund               Hartford Small Company Fund
                                          Hartford SmallCap Growth Fund             Hartford SmallCap Growth Fund
                                          Hartford Stock Fund                       Hartford Stock Fund
                                          Hartford Total Return Bond Fund           Hartford Total Return Bond Fund
                                          Hartford U.S. Government                  Hartford U.S. Government
                                          Securities Fund                           Securities Fund
                                          Hartford Value Fund                       Hartford Value Fund
                                          Hartford Value Opportunities Fund         Hartford Value Opportunities Fund

               CONSERVATIVE                                  INCOME
             ALLOCATION FUND                             ALLOCATION FUND
-----------------------------------------   ----------------------------------------
Hartford Advisers Fund                      Hartford Floating Rate Fund
Hartford Balanced Income Fund               Hartford High Yield Fund
Hartford Capital Appreciation Fund          Hartford Income Fund
Hartford Capital Appreciation II Fund       Hartford Inflation Plus Fund
Hartford Disciplined Equity Fund            Hartford Money Market Fund
Hartford Dividend and Growth Fund           Hartford Short Duration Fund
Hartford Equity Income Fund                 Hartford Total Return Bond Fund
Hartford Floating Rate Fund                 Hartford U.S. Government Securities Fund
Hartford Focus Fund
Hartford Global Communications Fund
Hartford Global Financial Services Fund
Hartford Global Health Fund
Hartford Global Leaders Fund
Hartford Global Technology Fund
Hartford Growth Fund
Hartford Growth Opportunities Fund
Hartford High Yield Fund
Hartford Income Fund
Hartford Inflation Plus Fund
Hartford International Capital
Appreciation Fund
Hartford International Opportunities Fund
Hartford International Small Company Fund
Hartford LargeCap Growth Fund
Hartford MidCap Fund
Hartford MidCap Growth Fund
Hartford MidCap Value Fund
Hartford Money Market Fund
Hartford Select MidCap Growth Fund
Hartford Select MidCap Value Fund
Hartford Short Duration Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Select SmallCap Value Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford U.S. Government Securities Fund
Hartford Value Fund
Hartford Value Opportunities Fund


     The following is a list of the Underlying Funds in which the Asset Allocation Funds invested in as of December 31, 2006. HIFSCO may modify the asset allocation strategy for the Asset Allocation Funds and modify the selection of Underlying Funds for the Asset Allocation Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Asset Allocation Funds to pursue their investment goals.


              EQUITY GROWTH                                GROWTH                                BALANCED
             ALLOCATION FUND                           ALLOCATION FUND                        ALLOCATION FUND
-----------------------------------------   ------------------------------------   ------------------------------------
Hartford Capital Appreciation Fund          Hartford Capital Appreciation Fund     Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund            Hartford Disciplined Equity Fund       Hartford Disciplined Equity Fund
Hartford Equity Income Fund                 Hartford Equity Income Fund            Hartford Equity Income Fund
Hartford Global Leaders Fund                Hartford Global Leaders Fund           Hartford Floating Rate Fund
Hartford Growth Opportunities Fund          Hartford Growth Opportunities Fund     Hartford Global Leaders Fund
Hartford International Opportunities Fund   Hartford Inflation Plus Fund           Hartford Income Fund

                                            Hartford International Opportunities   Hartford Inflation Plus Fund
Hartford International Small                Fund                                   Hartford International Opportunities
Company Fund                                Hartford International Small           Fund
Hartford Select MidCap Value Fund           Company Fund                           Hartford International Small
Hartford Select SmallCap Value Fund         Hartford Select SmallCap Value Fund    Company Fund
Hartford Small Company Fund                 Hartford Short Duration Fund           Hartford Select SmallCap Value
Hartford Value Fund                         Hartford Small Company Fund            Fund
                                            Hartford Total Return Bond Fund        Hartford Short Duration Fund
                                            Hartford Value Fund                    Hartford Small Company Fund
                                                                                   Hartford Total Return Bond Fund
                                                                                   Hartford Value Fund



               CONSERVATIVE                              INCOME
             ALLOCATION FUND                        ALLOCATION FUND
-----------------------------------------   -------------------------------
Hartford Capital Appreciation Fund          Hartford Floating Rate Fund
Hartford Disciplined Equity Fund            Hartford High Yield Fund
Hartford Equity Income Fund                 Hartford Income Fund
Hartford Floating Rate Fund                 Hartford Inflation Plus Fund
Hartford Global Leaders Fund                Hartford Money Market Fund
Hartford Income Fund                        Hartford Short Duration Fund
Hartford Inflation Plus Fund                Hartford Total Return Bond Fund
Hartford International Opportunities Fund
Hartford Select SmallCap Value Fund
Hartford Short Duration Fund
Hartford Small Company Fund
Hartford Total Return Bond Fund


     Hartford Investment Management allocates the assets of each of the Target Retirement Funds among the Underlying Funds based upon a number of factors, including Hartford Investment Management's asset allocation strategies and the investment performance of each Underlying Fund. In making investment decisions for the Target Retirement Funds, Hartford Investment Management will consider, among other factors, internally generated research. Because certain Underlying Funds are more profitable to HIFSCO, an affiliate of Hartford Investment Management, than others, Hartford Investment Management may have an incentive to allocate more of the Target Retirement Funds' assets to more profitable Underlying Funds, and fewer assets to less profitable Underlying Funds. Hartford Investment Management does not, however, consider the profitability of the Underlying Funds in making investment decisions for the Target Retirement Funds.

     The following is a list of the Underlying Funds in which the Target Retirement Funds may invest. Hartford Investment Management may modify the asset allocation strategy for the Target Retirement Funds and modify the selection of Underlying Funds for the Target Retirement Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Target Retirement Funds to pursue their investment goals.

       RETIREMENT INCOME FUND             TARGET RETIREMENT 2010 FUND           TARGET RETIREMENT 2020 FUND
-----------------------------------   -----------------------------------   -----------------------------------
Hartford Advisers Fund                Hartford Advisers Fund                Hartford Advisers Fund
Hartford Balanced Income Fund         Hartford Balanced Income Fund         Hartford Balanced Income Fund
Hartford Capital Appreciation Fund    Hartford Capital Appreciation Fund    Hartford Capital Appreciation Fund
Hartford Capital Appreciation II      Hartford Capital Appreciation         Hartford Capital Appreciation II
Fund                                  II Fund                               Fund
Hartford Disciplined Equity Fund      Hartford Disciplined Equity Fund      Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund     Hartford Dividend and Growth Fund     Hartford Dividend and Growth Fund
Hartford Equity Income Fund           Hartford Equity Income Fund           Hartford Equity Income Fund
Hartford Focus Fund                   Hartford Focus Fund                   Hartford Focus Fund
Hartford Floating Rate Fund           Hartford Floating Rate Fund           Hartford Floating Rate Fund
Hartford Global Communications Fund   Hartford Global Communications        Hartford Global Communications Fund
Hartford Global Financial Services    Fund                                  Hartford Global Financial Services
Fund                                  Hartford Global Financial Services    Fund
Hartford Global Health Fund           Fund                                  Hartford Global Health Fund
Hartford Global Leaders Fund          Hartford Global Health Fund           Hartford Global Leaders Fund
Hartford Global Technology Fund       Hartford Global Leaders Fund          Hartford Global Technology Fund
Hartford Growth Fund                  Hartford Global Technology Fund       Hartford Growth Fund
Hartford Growth Opportunities         Hartford Growth Fund                  Hartford Growth Opportunities Fund
Hartford High Yield Fund              Hartford Growth Opportunities Fund    Hartford High Yield Fund
Hartford Income Fund                  Hartford High Yield Fund              Hartford Income Fund
Hartford Inflation Plus Fund          Hartford Income Fund                  Hartford Inflation Plus Fund
Hartford International Capital        Hartford Inflation Plus Fund          Hartford International Capital
Appreciation Fund                     Hartford International Capital        Appreciation Fund
Hartford International                Appreciation Fund                     Hartford International
Opportunities Fund                    Hartford International                Opportunities Fund
Hartford International Small          Opportunities Fund                    Hartford International Small
Company Fund                          Hartford International Small          Company Fund
Hartford LargeCap Fund                Hartford LargeCap Fund                Hartford LargeCap Fund
Hartford MidCap Fund                  Company Fund                          Hartford MidCap Fund
Hartford MidCap Growth Fund           Hartford MidCap Growth Fund           Hartford MidCap Growth Fund
Hartford MidCap Value Fund            Hartford MidCap Fund                  Hartford MidCap Value Fund
Hartford Money Market Fund            Hartford MidCap Value Fund            Hartford Money Market Fund
Hartford Select MidCap Growth Fund    Hartford Money Market Fund            Hartford Select MidCap Growth Fund
Hartford Select MidCap Value Fund     Hartford Select MidCap Growth Fund    Hartford Select MidCap Value Fund
Hartford Select SmallCap Growth       Hartford Select MidCap Value Fund     Hartford Select SmallCap Growth
Fund                                  Hartford Select SmallCap Growth       Fund
Hartford Select SmallCap Value        Fund                                  Hartford Select SmallCap Value
Fund                                  Hartford Select SmallCap Value        Fund
Hartford Short Duration Fund          Fund                                  Hartford Short Duration Fund
Hartford Small Company Fund           Hartford Short Duration Fund          Hartford Small Company Fund
Hartford SmallCap Growth Fund         Hartford Small Company Fund           Hartford SmallCap Growth Fund
Hartford Stock Fund                   Hartford SmallCap Growth Fund         Hartford Stock Fund
Hartford Total Return Bond Fund       Hartford Stock Fund                   Hartford Total Return Bond Fund
Hartford U.S. Government              Hartford Total Return Bond Fund       Hartford U.S. Government Securities
Securities Fund                       Hartford U.S. Government Securities   Fund
Hartford Value Fund                   Fund                                  Hartford Value Fund
Hartford Value Opportunities          Hartford Value Fund                   Hartford Value Opportunities Fund
Fund                                  Hartford Value Opportunities Fund

TARGET RETIREMENT 2030 FUND
Hartford Advisers Fund
Hartford Balanced Income Fund
Hartford Capital Appreciation Fund
Hartford Capital Appreciation II Fund
Hartford Disciplined Equity Fund
Hartford Dividend and Growth Fund
Hartford Equity Income Fund
Hartford Focus Fund
Hartford Floating Rate Fund

Hartford Global Communications Fund
Hartford Global Financial Services Fund
Hartford Global Health Fund
Hartford Global Leaders Fund
Hartford Global Technology Fund
Hartford Growth Fund
Hartford Growth Opportunities
Hartford High Yield Fund
Hartford Income Fund
Hartford Inflation Plus Fund
Hartford International Capital Appreciation Fund
Hartford International Opportunities Fund
Hartford International Small Company Fund
Hartford LargeCap Fund
Hartford MidCap Fund
Hartford MidCap Growth Fund
Hartford MidCap Value Fund
Hartford Money Market Fund
Hartford Select MidCap Growth Fund
Hartford Select MidCap Value Fund
Hartford Select SmallCap Growth Fund
Hartford Select SmallCap Value Fund
Hartford Short Duration Fund
Hartford Small Company Fund
Hartford SmallCap Growth Fund
Hartford Stock Fund
Hartford Total Return Bond Fund
Hartford U.S. Government Securities Fund
Hartford Value Fund
Hartford Value Opportunities Fund

     The following is a list of the Underlying Funds in which the Target Retirement Funds invested in as of December 31, 2006. Hartford Investment Management may modify the asset allocation strategy for the Target Retirement Funds and modify the selection of Underlying Funds for the Target Retirement Funds or may invest in other Hartford Mutual Funds from time to time without shareholder approval if it believes that doing so would better enable the Target Retirement Funds to pursue their investment goals.


          RETIREMENT INCOME FUND                   TARGET RETIREMENT 2010 FUND                 TARGET RETIREMENT 2020 FUND
-----------------------------------------   -----------------------------------------   -----------------------------------------
DOMESTIC EQUITY FUNDS                       DOMESTIC EQUITY FUNDS                       DOMESTIC EQUITY FUNDS
Hartford Capital Appreciation Fund          Hartford Capital Appreciation Fund          Hartford Capital Appreciation Fund
Hartford Growth Opportunities Fund          Hartford Disciplined Equity Fund            Hartford Disciplined Equity Fund
Hartford Select MidCap Value Fund           Hartford Equity Income Fund                 Hartford Equity Income Fund
Hartford Small Company Fund                 Hartford Growth Opportunities Fund          Hartford Growth Opportunities Fund
Hartford Value Fund                         Hartford Select MidCap Value Fund           Hartford Select SmallCap Value Fund
                                            Hartford Select SmallCap Value Fund         Hartford Small Company Fund
                                            Hartford Small Company Fund                 Hartford Value Fund
                                            Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS       GLOBAL AND INTERNATIONAL EQUITY FUNDS       GLOBAL AND INTERNATIONAL EQUITY FUNDS
Hartford Global Leaders Fund                Hartford Global Leaders Fund                Hartford Global Leaders Fund
Hartford International Opportunities Fund   Hartford International Opportunities Fund   Hartford International Opportunities Fund

Hartford International Small                Hartford International Small Company Fund   Hartford International Small Company
Company Fund                                                                            Fund

FIXED INCOME AND MONEY MARKET FUNDS         FIXED INCOME AND MONEY MARKET FUNDS         FIXED INCOME AND MONEY MARKET FUNDS
Hartford Floating Rate Fund                 Hartford Floating Rate Fund                 Hartford Floating Rate Fund
Hartford Income Fund                        Hartford Income Fund                        Hartford Income Fund
Hartford Inflation Plus Fund                Hartford Inflation Plus Fund                Hartford Inflation Plus Fund
Hartford Short Duration Fund                Hartford Short Duration Fund                Hartford Short Duration Fund
Hartford Total Return Bond Fund             Hartford Total Return Bond Fund             Hartford Total Return Bond Fund



TARGET RETIREMENT 2030 FUND
DOMESTIC EQUITY FUNDS
Hartford Capital Appreciation Fund
Hartford Disciplined Equity Fund
Hartford Equity Income Fund
Hartford Growth Opportunities Fund
Hartford Select SmallCap Value Fund
Hartford Small Company Fund
Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
Hartford Global Leaders Fund
Hartford International Opportunities Fund
Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
Hartford Inflation Plus Fund
Hartford Short Duration Fund
Hartford Total Return Bond Fund



F. MISCELLANEOUS INVESTMENT STRATEGIES AND RISKS


     The investment objective and principal investment strategies for each Fund are discussed in the Fund's prospectuses. As stated above, because each fund of funds invests in the Underlying Funds, investors in each fund of funds will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets each fund of funds allocates to the Underlying Fund pursuing such strategies. Accordingly, each fund of funds is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. A further description of certain investment strategies used by various Funds (or by the Underlying Funds in the case of a fund of funds) is set forth below. The percentage limits described in the sections below are based on market value and are determined as of the time securities or bank loans are purchased. If the percentage limitations herein are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the limitations herein.


     For purposes of this sub-heading F only, the term "Funds" is defined as each of the Funds (except the funds of funds) listed on the front cover page, which includes the Underlying Funds in which the funds of funds may invest.


     Certain descriptions in the prospectuses of the Funds and in this SAI of a particular investment practice or technique in which the Funds may engage or a financial instrument which the Funds may purchase are meant to describe the spectrum of investments that a

Fund's sub-adviser, in its discretion, might, but is not required to, use in managing the Fund's portfolio assets in accordance with the Fund's investment objective, policies and restrictions. The sub-adviser, in its discretion, may employ such practice, technique or instrument for one or more Funds, but not for all Funds for which it serves as sub-adviser. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

     NEW FUND RISKS The Balanced Income Fund, LargeCap Growth Fund, MidCap Growth Fund and Select SmallCap Value Fund are new Funds, with limited operating history, which may result in additional risk. There can be no assurance that these new Funds will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate one or more of these Funds. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

     MONEY MARKET INSTRUMENTS AND TEMPORARY INVESTMENT STRATEGIES In addition to the Money Market Fund, which may hold cash and invest in money market instruments at any time, all other Funds may hold cash and invest in high quality money market instruments under appropriate circumstances as determined by an applicable sub-adviser, subject to the overall supervision of HIFSCO. The Funds may invest up to 100% of their total assets in cash or money market instruments only for temporary defensive purposes.

     Money market instruments include, but are not limited to: (1) banker's acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements.

     REPURCHASE AGREEMENTS A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price by the Fund would be in excess of the purchase price, reflecting an agreed upon market interest rate.

     Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's board of directors has delegated to the sub-advisers the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements.

     The sub-advisers will monitor such transactions to ensure that the value of underlying collateral will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In the event the seller commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.

     REVERSE REPURCHASE AGREEMENTS Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value.

     INFLATION-PROTECTED DEBT SECURITIES Each Fund may invest in inflation-protected debt securities. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the security. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original security principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities, even during a period of deflation. However, the current market value of the securities is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

     The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.


     DEBT SECURITIES Each Fund is permitted to invest in debt securities including, among others: (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers), (3) asset-backed securities (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund), (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's") (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York
Fund), (5) securities issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund)), (6) commercial mortgage-backed securities (except for Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund) and (7) other capital securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers).


     INVESTMENT GRADE DEBT SECURITIES The Money Market Fund is permitted to invest only in high quality, short term instruments as determined by Rule 2a-7 under the 1940 Act. Each of the other Funds is permitted to invest in debt securities rated within the four highest rating categories (e.g., "Aaa", "Aa", "A" or "Baa" by Moody's Investors Service, Inc. ("Moody's") or "AAA", "AA", "A" or "BBB" by Standard and Poor's Corporation ("S&P") (or, if unrated, securities of comparable quality as determined by the applicable sub-adviser). These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, a sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (e.g., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by a sub-adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such securities lack outstanding investment characteristics and do have speculative characteristics. To the extent that a Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income which may be available at lower grades.


     HIGH YIELD-HIGH RISK DEBT SECURITIES AND BANK LOANS Any security or loan rated "Ba" by Moody's or "BB" by S&P or lower, or securities or loans which, if unrated, are determined by a sub-adviser to be of comparable quality, are below investment grade. The Total Return Bond Fund is permitted to invest up to 20% of its total assets in securities or bank loans rated below investment grade. The Floating Rate Fund, Income Fund, Inflation Plus Fund, International Small Company Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund are permitted to invest up to 100%, 35%, 20%, 15%, 35%, 35%, 35% and 35%, respectively, of their total assets (net assets in the case of Inflation Plus Fund) in fixed income securities (and in the case of the Floating Rate Fund, Income Fund, and Inflation Plus Fund, bank loans) rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, Inc. or of comparable quality if not rated. The Short Duration Fund is permitted to invest 20% of its total assets in below-investment grade securities. Although the High Yield Fund is permitted to invest up to 100% of its total assets in securities and bank loans rated below investment grade, no more than 25% of total assets will be invested in securities and bank loans rated below "B3" by Moody's or "B-" by S&P, or if unrated, determined to be of comparable quality by Hartford Investment Management. Each of the other Funds, except the Floating Rate Fund, Money Market Fund, Short Duration Fund and U.S. Government Securities Fund, is permitted to invest up to 5% of its total assets in fixed income securities rated as low as "C" by Moody's or "CC" by S&P or of comparable quality if not rated. The Floating Rate Fund is permitted to invest up to 100% of its total assets in debt obligations that are in payment default or are rated "C" by Moody's or "D" by S&P or are unrated (or ratings have been withdrawn).


     Securities and bank loans rated below investment grade are commonly referred to as "high yield-high risk debt securities," "junk bonds," or "leveraged loans" as the case may be. Each rating category has within it different gradations or sub-categories. For instance the "Ba" rating for Moody's includes "Ba3", "Ba2" and "Ba1". Likewise the S&P rating category of "BB" includes "BB+", "BB" and "BB-". If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. Descriptions of the debt securities and bank loans ratings system, including their speculative characteristics attributable to each ratings category, are set forth as an appendix to this SAI. These securities and bank loans generally entail greater risk (including the possibility of default or bankruptcy of the issuer), involve greater volatility of price and risk to principal and income, and may be less liquid than securities and bank loans in higher rating categories. Securities and bank loans in the highest category below investment grade are considered to be of poor standing and predominantly speculative. These securities and bank loans are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities and bank loans held by a Fund with a commensurate effect on the value of a Fund's shares. If a security or bank loan is downgraded to a rating category which does not qualify for investment, the applicable sub-adviser will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term.


     BANK LOANS AND LOAN PARTICIPATIONS The Floating Rate Fund may invest, under normal circumstances, at least 80% of total assets and High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund may invest up to 15% of total assets in bank loans or participation interests in variable, fixed or floating rate loans to U.S. corporations, partnerships and other entities. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Moreover, the Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) and unsecured loans. Holders' claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. And, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many loans are relatively illiquid and may be difficult to value.


     Investments in bank loans through a direct assignment of the financial institution's interest with respect to the bank loan may involve additional risks to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund. For example, if a secured bank loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund or Total Return Bond Fund could be held liable as co-lenders.

     Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans, including in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect fund performance.

     Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund bear a substantial risk of losing the entire amount invested.

     Bank loans may be structured to include both term loans, which are generally fully funded at the time of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's investments, and revolving credit facilities, which would require these Funds to make additional investments in the bank loans as required under the terms of the credit facility at the borrower's demand.

     A financial institution's employment as agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement would remain available to the holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund or Total Return Bond Fund were determined to be subject to the claims of the agent bank's general creditors, such Fund may incur certain costs and delays in realizing payments on a bank loan or loan participation and could suffer a loss of principal and/or interest.

     The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund will acquire loan participations only if the lender inter-positioned between a Fund and the borrower is determined by the Fund's sub-adviser to be creditworthy. Loan participations typically will result in the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund having a contractual relationship only with the lender that sold the participation, not with the borrower. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's investments in loan participations and bank loans may be subject to a Fund's limitations on investments in illiquid investments and, to the extent applicable, its limitations on investments in securities or bank loans rated below investment grade. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may have difficulty disposing of loan participations and bank loans. In certain cases, the market for such investments is not highly liquid, and therefore the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund anticipate that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments. This will also have an adverse impact on the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's ability to dispose of particular loan participations or bank loans when necessary to meet redemption of such Fund shares, to meet such Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for loan participations and bank loans also may make it more difficult for the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund to value these investments for purposes of calculating their respective net asset value.


     FLOATING RATE LOANS The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest in interests in floating rate loans. Senior floating rate loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The Fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) and unsecured loans. The proceeds of floating rate loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Floating rate loans typically have rates of interest which are reset or redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.


     Many loans in which the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest may not be rated by a rating agency, and many, if not all, loans will not be registered with the Securities and Exchange Commission ("SEC") or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, Hartford Investment Management considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds". Historically, floating rate loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. Hartford Investment Management does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

     Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. The floating rate loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such non-payment would result in a reduction of income to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund or Total Return Bond Fund, a reduction in the value of the investment and a potential decrease in the net asset value of any of these Funds. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a floating rate loan. To the extent that a floating rate loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such floating rate loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of floating rate loans including, in certain circumstances, invalidating such floating rate loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's performance.

     When the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund invest in loans and securities, each of these Funds is subject to interest rate risk. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although each of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's net asset value will vary, Fund management expects the Fund's policy of acquiring floating rate loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because rates on floating rate loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in such Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's net asset value.

     Although the volume of floating rate loans has increased in recent years, demand for loans has also grown. An increase in demand may benefit the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund by providing increased liquidity for loans but may also adversely affect the rate of interest payable on loans acquired by these Funds and the availability of loans acquired in the primary market, as well as increase the price of loans in the secondary market.

     Prepayment Risks. Most floating rate loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to fixed-rate investments, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the investment and making the investment more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

     Market Risks. Significant events, such as the events of September 11, 2001, and market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund's assets. Other economic factors (such as a large downward movement in stock prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Each of the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund is also subject to income risk, which is the potential for a decline in a Fund's income due to falling interest rates or market reductions in spread.

     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the loan and securities markets. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, junk bonds and floating rate loans tend to be more volatile than higher-rated fixed income securities so that these events and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and floating rate loans than on higher-rated fixed income securities.

     Material Non-Public Information. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

     Regulatory Risk. To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of floating rate loans for investment may be adversely affected. In addition, such legislation could depress the market value of floating rate loans.

     MORTGAGE-RELATED SECURITIES The mortgage-related securities in which each Fund, except Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may invest include interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a Fund's shares.

     The value of these securities may be significantly affected by interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. These securities may also be subject to prepayment risk and the risk that the underlying loans may not be repaid. The yield characteristics of the mortgage securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally permit prepayment at any time. The risks associated with prepayment and the rate at which prepayment may occur are influenced by a variety of economic, geographic, demographic, social and other factors including interest rate levels, changes in housing needs, net equity built by mortgagors in the mortgaged properties, job transfers, and unemployment rates. If a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Amounts available for reinvestment are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     The mortgage securities in which a Fund invests differ from conventional bonds in that principal is paid back over the life of the mortgage securities rather than at maturity. As a result, the holder of the mortgage securities (e.g., a Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities are less effective than other types of U.S. Government securities as a means of "locking in" long-term interest rates.

     Mortgage-related securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-related securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

     CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Certain classes of CMOs and other mortgage-related securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

     ASSET-BACKED SECURITIES Each Fund, except Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may invest in asset-backed securities. Tax exempt structured securities, such as tobacco bonds, are not considered asset-backed securities for purposes of the Tax-Free Funds' investments. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital accounts receivables. These Funds may invest in these and other types of asset-backed securities that may be developed in the future. These securities may be subject to the risk of prepayment or default. Not all asset-backed securities have the benefit of a security interest in the underlying asset. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed, thereby reducing the balance due. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying securities may be limited, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     STRUCTURED NOTES The Select SmallCap Growth Fund may invest up to 5% of its total assets in structured notes. The values of the structured notes in which the Select SmallCap Growth Fund will invest are linked to equity securities or equity indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). For discussion regarding the ability of other Funds to invest in other types of structured notes, please see Other Derivatives and Structured Investments, below.

     Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

     MUNICIPAL SECURITIES Income Fund, Inflation Plus Fund, High Yield Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and Total Return Bond Fund may invest in municipal securities. Municipal securities include primarily debt obligations of the states, their agencies, universities, boards, authorities and political subdivisions (for example, cities, towns, counties, school districts, authorities and commissions) issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, the anticipation of taxes or state aids, the payment of judgments, the funding of student loans, community redevelopment, district heating, the purchase of street maintenance and firefighting equipment, or any authorized corporate purpose of the issuer except for the payment of current expenses. Certain types of industrial development bonds may be issued by or on behalf of public corporations to finance privately operated housing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. In addition, structured securities, such as tobacco bonds, may be issued by municipal entities to securitize future payment streams. Such obligations are included within the term municipal securities if the interest payable thereon is, in the opinion of bond counsel, exempt from federal income taxation and, for the Tax-Free California Fund, State of California income taxation (excluding excise taxes imposed on corporations and banks and measured by income), for the Tax-Free Minnesota Fund, State of Minnesota income taxation (excluding excise taxes imposed on corporations and banks and measured by income) and for the Tax-Free New York Fund, State of New York and New York City income taxation (excluding excise taxes imposed on corporations and banks and measured by income), but may include securities which pay interest income subject to the alternative minimum tax. Certain types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial, commercial or office facilities constitute municipal securities, although current federal income tax laws place substantial limitations on the size of such issues.

     The two principal classifications of municipal securities are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. Industrial development bonds are in most cases limited obligation bonds payable solely from specific revenues of the project to be financed, pledged to their payment. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities (or the credit standing of a third-party guarantor or other credit enhancement participant, if any). There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, depending on various factors. (See Appendix A.) Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund do not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the moral obligation, meets the investment criteria established for investments by the Fund.


     The yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of the various rating agencies represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general, not absolute, standards of quality. Consequently, municipal securities of the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

     As a fundamental policy, neither Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or Tax-Free New York Fund will invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry. As to utility companies, gas, electric, water and telephone companies will be considered as separate industries. For this purpose, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this requirement or the 5% diversification requirement under the 1940 Act. These refunded municipal bonds will however be counted toward the policy that each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund must invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes.

     Securities in which the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest, including municipal securities, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by Congress or the California, Minnesota and New York legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest on and principal of their municipal securities may be materially affected.

     For the purpose of diversification under the 1940 Act, the identification of the issuer of a municipal security depends on the terms and conditions of the security. If a state or a political subdivision of such state pledges its full faith and credit to payment of a security, the state or the political subdivision, respectively, will be deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of the state or a political subdivision are separate from those of the state or political subdivision and the security is backed only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality will be deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of the state, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or projects will be deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user will be deemed to be the sole issuer. If, however, in any of the above cases, the state, the political subdivision or some other entity guarantees a security, and the value of all securities issued or guaranteed by the guarantor and owned by a Fund exceeds 10% of the value of the Fund's total assets, the guarantee will be considered a separate security and will be treated as an issue of the guarantor.


OTHER CAPITAL SECURITIES Other capital securities encompass a group of instruments referred to in capital markets as "Hybrids," "Tier I and Tier 2" and "TRUPS." These securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. But it should be noted that in an event of default the securities would typically be expected to rank senior to common equity. The deferral of interest payments is generally not an event of default for an extended period of time and the ability of the holders of such instruments to accelerate payment under terms of these instruments is generally more limited than other debt securities.

     SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

     GENERAL

     The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of California (for purposes of this section only, the "State"), and it does not purport to be a complete description of such factors. It is intended to provide a recent historical description, and is not a discussion of specific factors that may affect any particular issuer of California municipal securities. This information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of the State. The creditworthiness of obligations issued by a local California municipal securities issuer may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default by local California municipal securities issuers. For purposes of this section only, The Hartford Tax-Free California Fund may be referred to as the "Fund."

     Because the Fund expects to concentrate its investments in California municipal securities, it will be susceptible to a number of complex factors affecting the issuers of such securities, including national and local political, economic, social, environmental and regulatory policies and conditions. In particular, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as described below, could affect the market values and marketability of, or result in the default of, existing obligations that might be held by the Fund. State or local government obligations, as well as interest income to the Fund, may also be affected by budgetary pressures affecting the State and economic conditions in the State. The Fund cannot predict whether or to what extent such factors or other factors may affect issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.

     The following summary is based primarily upon information drawn from official statements relating to securities offerings of the State, its agencies or instrumentalities, as available as of the date of this Statement of Additional Information. The information has not been updated, however, from that provided by the State. It does not represent a complete analysis of every material fact affecting the State's or its municipalities' debt obligations. The Fund has not independently verified the information contained in such official statements and other publicly available documents, and will not update it during the year.

     ECONOMIC FACTORS

     California's economy, the largest among the 50 states and one of the largest in the world, has major components in high-technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into recession, which was concentrated in the state's high-tech sector and, geographically, in the San Fransisco Bay Area. The economy has since recovered with 604,800 jobs gained between July 2003 and May 2006 compared with 367,600 jobs lost between January 2001 and July 2003.

     Both the California economy and the national economy improved in 2005 and the first five months of 2006. National economic output grew by 3.5% in 2005; a solid gain coming on top of an even better 4.2% increase in 2004. The national economy was not as strong in the second half of 2005 as it was in the first half, however. Hurricane destruction, high energy costs, rising interest rates, and a cooling housing sector sapped some of its vitality, and economic output grew at an annualized rate of only 1.7% in the fourth quarter of 2005. The economy rebounded in the first quarter of 2006, but monthly data as of June 29, 2006 suggest that growth decelerated again in the second quarter. The slowing of economic growth is reflected in average monthly job growth, which so far, as of June 29, 2006, is smaller than the average gain in all of 2005. Smaller increases in construction employment account for about a third of the decline in job gains. Still, job gains remain widespread across major industry sectors, and the national unemployment rate has continued to decline, reaching 4.6% in May. The cooling of the nation's housing sector is evident in new and existing home sales, which after reaching record annual highs last summer, have trended downward. In addition, single-family housing starts, after reaching a record annual high in 2005, have fallen by 13% since January 2006. Rising energy prices have boosted measures of general inflation in the last two years, but until recently, measures of general inflation that exclude energy prices were quite stable. Now, however, even these measures are showing signs that inflation is picking up--a development that is of concern to the Federal Reserve.

     Adjusted for inflation, California economic output grew by 4.4% in 2005, the 15th best performance of the 50 states. California total personal income increased by 6.3% in 2005, down somewhat from 6.6% growth in 2004, but slightly better than the average gain in personal income from 1998 to 2004. Wage and salary income expanded by 6.5% in 2005, stronger than the 6% gain in 2004. Statewide taxable sales grew by 5.9% in 2005, in line with personal income growth but down from the 8.7% gain in taxable sales in 2004. Made-in-California merchandise exports expanded by 6.2% in 2005 and were 7.3% percent higher than a year earlier in the first quarter of 2006. Increased exports to Mexico, Japan and mainland China accounted for over three-quarters of the total gain in exports. Mainland China was the fourth largest recipient of California merchandise exports in the first quarter.

     As in the national economy, high energy costs, rising interest rates and a cooling housing sector slowed California economic growth in the first five months of 2006. Average monthly job gains fell from 24,000 in all of 2005 to 9,000 in the first five months of 2006. About half of the decline was due to a loss of 11,400 construction jobs, which was in part due to rainy weather. Still, unemployment was low in May at 5%, down from 5.4% a year earlier.

     Existing home sales fell for the second straight quarter in the first quarter of 2006, pushing them 18% below year-ago sales. At $549,000, the median price of existing single-family homes sold in the first quarter of 2006 was essentially unchanged from the third quarter of 2005. Residential permits were down 13% from a year earlier in the first five months of 2006, with single-family permits off 19% but multifamily permits up 6%. The valuation of nonresidential building permits rose by 22% in the first five months of 2006, however. The 2006 May revision to the 2006-07 Governor's Budget ("2006 May Revision"), recounted below, projected that national output growth will slow somewhat in 2006 and again in 2007. California personal income growth is expected to slow slightly in 2006 and more so in 2007. National housing starts and California housing permits are projected to fall in both years.

     The 2004-05 Governor's budget projected an estimated shortfall of $17 billion, $15 billion of which represented an ongoing projected structural imbalance between then-current-law revenues and expenditures in 2004-05 and beyond. The remaining $2 billion reflected a shortfall in the current year budget. However, the budget did not fully address the State's ongoing budget problem -- leaving an estimated $6 billion shortfall between expenditures and revenues in 2005-06. The budget proposed spending cuts, a large shift of property taxes from local governments, as well as additional borrowing, deferrals, and fund shifts. The proposed budget also sought to avoid imposing new taxes. The 2004 May Revision to the 2004-05 Governor's Budget ("2004 May Revision") noted that after voter approval of Propositions 57 (regarding issuance of an emergency recovery bond) and 58 (the California Balanced Budget Act, which requires, among other things, the enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues) in March 2004, the State was only left with a $12 billion fiscal shortfall.

     The 2004 Budget Act was passed by the Legislature and signed by the Governor on July 31, 2004. The 2004-2005 Budget addressed the $15 billion initially projected budget gap with a combination of program savings, borrowing, local government contributions, and funding shifts. In addition, the budget included a significant number of one-time or limited-term solutions, and has obligated additional spending in future years. It provided for a two-year $1.3 billion diversion of property taxes and incorporated most of the Governor's earlier agreement with local governments. It included a roughly $2 billion reduction in Proposition 98 funding relative to the minimum guarantee, and significant fee increases in higher education. It contained the 2004 May Revision proposals related to court-ordered punitive damage awards and pension obligation bonds, and it assumed the sale of $11.3 billion in Proposition 57 bonds. It also assumed that proceeds from tribal gaming related bond sales will be used to repay a loan from the Traffic Congestion Relief Fund.

     CURRENT STATE BUDGETS

     The discussions below of fiscal year 2005-06 and 2006-07 budgets are based on estimates and projections of revenues and expenditures for the current fiscal year as supplied by the State, and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the proposed 2006-07 Governor's Budget, which may be affected by numerous factors, including future economic conditions in the State and the nation, and the State indicates that there can be no assurances that these estimates will be achieved.

     Fiscal Year 2005-06 Budget

     Background. On January 10, 2005, Governor Schwarzenegger presented his budget for fiscal year 2005-06. The 2005-06 Governor's Budget attempted to close the gap in the estimated $8.6 billion budget shortfall through borrowing as well as significant program savings, specifically in K-12 education, social services, transportation, and employee compensation. The proposal did not include new tax increases. The budget assumed that economic growth would continue at a moderate pace, with jobs and personal income benefiting from an accelerated pace of hiring by businesses.

     May Revision. The 2005 May Revision to the 2005-06 Governor's Budget (the "2005 May Revision") projected about $4.2 billion in added revenues, $4 billion of which was expected to be generated from improved economic activity. The budget projected revenues of $83.9 billion, while expenditures were proposed to total $88.5 billion, thus generating an operating shortfall of $4.6 billion during 2005-06. This was expected to draw the current reserve of $6.1 billion down to $1.4 billion by the close of the budget year. The 2005 May Revision also assumed that growth at both the national and state levels would slow some from the pace in 2004, reflecting the impacts of high energy costs and rising interest rates on consumer spending and business investment.

     The main features of the 2005-06 Governor's Budget are as follows:

     1. The budget proposed total spending in 2005-06 of $109 billion, representing a 4.4% increase from 2004-05. General Fund spending was expected to increase from $82.3 billion to $85.7 billion, while special funds spending was projected to rise from $22.1 billion to $23.3 billion. General Fund revenues and transfers were expected to increase by 7.1% (from $78.2 billion to $83.8 billion), while expenditures were forecast to grow by 4.2% (from $82.3 billion to $85.7 billion). The budget assumed the $1.9 billion gap between revenues and expenditures would be covered primarily by $1.7 billion in proceeds from a new deficit-financing bond sale, leaving a 2005-06 year-end reserve of $500 million.

     2. Proposed loans and borrowing included about $765 million related to a proposed pension obligation bond sale.

     3. The budget's proposed spending levels on health services programs for 2005-06 represent an increase of $3.4 billion, or almost 24% since 2002-03. The increase corresponds to an average annual growth rate of about 7.4%. Much of the increase in expenditures has resulted from an increased number of cases and elevation of costs. Notably, federal support for health services programs has also grown by about $2.2 billion or 11% over the period, but it has not grown as much as General Fund spending. The 2005-06 Budget assumes that $22 billion, about 51% of the $43 billion in total expenditures proposed for health services programs for the fiscal year, will come from the federal government. It is anticipated that there will be some negative fiscal repercussions from the federal financial contribution to California's health services programs at first due to the cost of implementing some of the requirements of the new federal laws.

     4. The budget proposed to modify Proposition 98 spending by eliminating the ability to suspend the proposition's minimum funding requirement with a two-thirds vote of the Legislature. The budget also proposed to eliminate the "Test 3" factor, which would reduce the growth rate of Proposition 98 funding during low revenue years.

     5. The budget proposed about $5 billion for resources and environmental protection, a reduction of $1.9 billion from estimated 2004-05 expenditures.

     The 2005 May Revision proposed to reduce the amount of new or existing budgetary debt by $2.5 billion, primarily through elimination of the planned 2005-06 sale of deficit-financing bonds and prepaying one-half of the VLF "gap" loan, which is due in full to local governments in 2006-07. It also proposed to increase funding for programs by a net amount of $1.7 billion. This increase primarily consisted of the restoration of the Proposition 42 transfer of General Fund sales taxes to transportation special funds, a restoration of funding for the senior citizens' property tax and renters' tax relief programs, and one-time funds for K-14 education. Finally, the 2005 May Revision retained most of the program savings proposed in January in education, social services, and state employee compensation.

     The 2005 May Revision revenue forecast contained two groups of adjustments relative to the January projection. The first group reflected large upward revisions in the revenue estimates attributable to traditional economics-related factors, including increases of $0.1 billion in prior years (and reflected in the carry-in balance), $2.7 billion in the current year and over $1.1 billion in the budget year, for a three-year total of $4 billion. The second group reflected a net increase of $180 million in amnesty-related tax payments relative to the January forecast, including an increase of $3.6 billion in the prior-year revenues (and thus included in the carry-in balance to 2004-05), and offsetting decreases of $1.5 billion in 2004-05 and $1.1 billion in 2005-06.

     2005 Budget Act

     While the 2005 May Revision listed revenues and transfers as $83.9 billion, the 2005-06 Budget as it was enacted lists $84.5 billion in revenues and transfers. The expenditures reflected in the 2005 May Revision of $88.5 billion were increased in the 2005-06 Budget as enacted to $90 billion. The Special Fund for Economic Uncertainties was reduced from the 2005 May Revision amount of $1,414.5 billion to $1,302.2 billion and the amount allocated for "Other Reserves" was maintained at $641.5 million.

     The 2005 Budget Act imposes no new taxes and authorizes no new borrowing. In addition, the 2005 Budget Act provides a year-over-year increase of more than $3 billion for K-14 education for a total of nearly $50 billion. Estimated Proposition 98 funding per pupil increases to $7,402 in 2005-06, an increase of $379 per pupil from the revised 2004-05 level.

     The 2005 Budget Act provides for full funding in the amount of approximately $18 billion for road and bridge improvements in accordance with Proposition 42. Overall, state transportation revenues increased by $1.9 billion during 2004-2005.

     The 2005 Budget Act also provides funds to pay down the state's future debt by providing cities and counties funds that are owed to them one year earlier than state law requires. This payment goes beyond the 2005 May Revision by fully repaying local governments $1.2 billion owed to them, at the same time eliminating this amount from next year's budget.

     The 2005 Budget Act reflects the issuance of pension obligation bonds to fund approximately $525 million of the state's 2005-06 retirement obligation to the California Public Employees' Retirement System. This is intended to free up an equal amount of General Fund money and the General Fund will be responsible for all future bond redemption costs. The state will make interest-only payments of approximately $33.6 million from 2006-07 through 2010-11 and $56.5 million in each fiscal year from 2011-12 through 2026-27.

     The 2005 Budget Act also reflects a 5.2% increase in General Fund expenditures for legislative, judicial and executive agencies combined. Support for operation of the State's trial courts is reduced by approximately $24.6 million. The budget includes total Medi-Cal expenditures of $34.9 billion ($13 billion General Fund), an increase of $1.6 billion ($1.3 billion General Fund) over the revised 2004 Budget Act. The average monthly Medi-Cal caseload is expected to be 6,735,000 beneficiaries in 2005-06. This represents an increase of 1.7% above the expenditures from the revised 2004 Budget Act.

     The 2005 Budget Act forecasted that General Fund revenues and transfers will be $78.2 billion during 2004-05, which represents a 4.6% increase from 2003-2004, and $83.8 billion during 2005-06, which represents a 7.1% increase from 2004-2005. The 2005-06 Budget estimated that General Fund revenues in 2004-05 would amount to $39.5 billion in personal income tax, $25.1 billion in sales tax, and $8.6 billion in corporation tax. These tax revenues were forecasted to be $42.9 billion, $26.9 billion, and $9.0 billion, respectively, in 2005-06.

     The budget continues to be affected by mandated spending on education, social needs of a growing population with many immigrants, and a large prison population. These factors, which limit State spending growth, also limit the growth at the local government level. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in future years.

     Fiscal Year 2006-2007 Budget

     Background. On January 10, 2006, Governor Schwarzenegger presented his budget for fiscal year 2006-07. The 2006-07 Governor's Budget attempted to build upon the 2005-06 Governor's Budget by: continuing to hold the line against tax increases; not using the remaining $3.7 billion in Economic Recovery Bonds ("ERBs"); depositing the full amount of $920 million into the Budget Stabilization Account approved by voters in 2004 under Proposition 58 (half of this amount, or $460 million, is dedicated to early retirement of the ERBs under Proposition 57); making further progress on paying down the state's out-year debt by using $920 million of one-time revenues to pay down past loans from Proposition 42 earlier than required by law; and repaying $149 million in prior loans from 12 separate special funds.

     May Revision. In the months following the release of the Governer's Budget for 2006-07 in January 2006, the State revenue picture improved dramatically. Total receipts during the January-through-April period exceeded the budget forecast by well over $4 billion, with more than $3 billion of that gain occurring in April alone. While some of the increase appeared to be related to one-time transactions, the 2006 May Revision projected that some of the increase was ongoing as well. Its revised forecast of General Fund revenues was up from the January estimate by $4.8 billion in 2005-06 and $2.7 billion in 2006-07, for a two-year increase of $7.5 billion.

     The 2006 May Revision proposed that the additional $7.5 billion be used in three major ways:

     1. The 2006 May Revision proposed that about $4.3 billion of the total be used for spending on State programs. This included: additional Proposition 98 spending of $2.9 billion; largely one-time spending for hospitals of $400 million for public health emergencies; and additional spending for the Department of Corrections and Rehabilitation of $500 million.

     2. The 2006 May Revision included an additional $1.6 billion in prepayments toward outstanding budgetary debt that had been accumulated in previous years. This included $1 billion toward outstanding deficit-financing bonds, as well as $600 million related to Proposition 98 settle-up payments and loans from special funds and local governments. Combined with $1.6 billion already proposed in January, the additional proposed payments brought the total amount of loan repayments in the 2006 May Revision to $3.2 billion.

     3. The 2006 May Revision included a 2006-07 year-end reserve of $2.2 billion, or $1.6 billion more than the $613 million proposed in January.

     2006 Budget Act

     The 2006 Budget Act was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and was signed by the Governor on June 30, 2006. The 2006 Budget Act enacted spending of about $127.9 billion, of which $101.3 billion will be from the General Fund, an increase of 9.2% over the prior year. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations). The 2006 Budget reflects a sharply improving fiscal picture, brought about by continued stronger-than-expected growth in General Fund revenues.

     Under the 2006 Budget Act, General Fund revenues and transfers are projected to increase 1.2%, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contains General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This includes more than $4.9 billion, or 4.7% of total General Fund resources available, to address the State's debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in 2006-07 is funded by using a large part of the 2005-06 ending fund balance. The June 30, 2007 reserve is projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion. The 2006 Budget Act also includes Special Fund expenditures of $26.6 billion and Bond Fund expenditures of $3.6 billion.

     The 2006 Budget Act is substantially similar to the 2006 May Revision proposals. Compared to the 2006 May Revision, however, it also assumed $299 million greater revenues in 2006-07 due to expanded sales tax licensing and collection programs. The 2006 Budget Act contains the following major General Fund components:

     1. The 2006 Budget Act proposes $2.812 billion of repayments and/or prepayments of prior obligations.

     2. The 2006 Budget Act projects that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit is estimated at $3.3 billion.

     3. The 2006 Budget Act proposes Proposition 98 General Fund expenditures at $41.3 billion, which is an increase of $2.9 billion, or 7.5%, compared to the revised 2005-06 estimate. When property taxes are taken into account, the total Proposition 98 guarantee is $55.1 billion, which is an increase of $3.1 billion, or 5.9%. The 2006 Budget Act continues to propose to spend at the level of the Proposition 98 guarantee assuming that the 2004-05 suspension had only been $2 billion. It also continues to include $426 million above this level to implement Proposition 49. Furthermore, to resolve the pending lawsuit regarding Proposition 98 funding, the State has agreed to calculate the Proposition 98 guarantee consistent with the legislative intent language contained in Chapter 213, Statutes of 2004. As a result, the State will pay $2.9 billion in settle-up funding, comprised of approximately $1.6 billion and $1.3 billion to count toward the Proposition 98 guarantees for 2004-05 and 2005-06, respectively.

     4. The 2006 Budget Act proposes $67.1 billion in spending from all funds on K-12 education, an increase of $2.9 billion from the revised 2005-06 estimate. General Fund expenditures are proposed at $40.5 billion (includes funds provided for prior year settle-up obligations), an increase of $2.7 billion, or 7%.

     5. The 2006 Budget Act proposes General Fund expenditures at $11.4 billion for higher education funding, an increase of $973 million, or 9.4%.

     6. The 2006 Budget Act proposes $29.3 billion General Fund to be spent on Health and Human Services programs, which is an increase of $2.5 billion, or 8.7%, from the revised 2005-06 estimate. This increase is primarily due to caseload, population and other workload increases as well as a one-time investment of $214 million ($180 million General
          Fund) on health care surge capacity needs.

     7. The 2006 Budget Act includes $1.42 billion to fully fund Proposition 42 in 2006-07 and $1.415 billion, including interest, for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions ($200 million to be repaid from a special fund). The 2005 Budget Act assumed repayment of a portion of outstanding transportation loans with $1 billion in bond proceeds derived from certain Indian gaming revenues to specified transportation programs. This transportation funding package would have provided $465 million to the State Highway Account, $290 million to the Traffic Congestion Relief Program, $122 million to the Public Transportation Program and $122 million to cities and counties. There have been several lawsuits that have prevented the bonds from being sold to date, and the 2006 Budget Act instead repays $151 million of these loans to the State Highway Account in 2005-06 using cash already received from tribal gaming compacts. Bond proceeds in the amount of $849 million are now budgeted in 2006-07, which would provide $314 million to the State Highway Account, and would provide the same level of funding to the Traffic Congestion Relief Program, Public Transportation Account and cities and counties as was originally proposed.

     8. The 2006 Budget Act fully funds the transfer of an estimated $944 million to the Budget Stabilization Account ("BSA"), pursuant to Proposition 58. Half of this amount, or $472 million, will remain in the BSA as a reserve. The other half will be further transferred for the purpose of early retirement of Economic Recovery Bonds.

     Cash Flow Requirements

          The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs") and revenue anticipation warrants ("RAWs").

          Coinciding with the sharp drop in State revenues in 2002-2003, the State has been required to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. Because of weaker receipts, delay in enactment of the 2002-03 budget, and uncertainty about the schedule for issuance of anticipated State Department of Water Resources ("DWR") power revenue bonds, the State issued $12.5 billion of RANs for cash management purposes in the 2002-03 fiscal year. This record borrowing was completed, in two parts, by early November 2002, with all of the notes due on June 20 or June 27, 2003. The DWR power revenue bonds were finally successfully issued in mid-November 2002, providing an infusion of $6.5 billion to the General Fund, and the first phase of the tobacco securitization brought an additional $2.5 billion in February 2003, both of which were significant assumptions in the State's cash flow projections for repayment of the 2002-03 RANs.

          By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs issued in 2002-2003 came due. The cash shortfall became more serious when the budget gap increased by $3 billion between January and May 2003. Accordingly, the State issued $11 billion of RAWs on June 18, 2003 to pay the RANs and other obligations in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The 2003 May Revision assumed that the State would issue about $3 billion of RANs in early fall 2003 to fund the remainder of its cash management needs. In late October 2003, the state issued $1.8 billion of RANs.

          In February 2004, the State sold $2.0 billion in general obligation bonds, proceeds of which were used to finance construction projects. After voters approved Proposition 57 in March 2004, the State sold a then-record $7.9 billion in ERBs on May 5, 2004, the largest one-day municipal bond sale in U.S. history. The proceeds were used to meet the State's General Fund cash flow obligations for June 2004, which included payments due on nearly $11 billion in RAWs and $3 billion in RANs. In June 2004, the State sold


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nearly $3 billion more in additional ERBs. The net proceeds of the sale of ERBs was $11.3 billion. For the 2005-06 Fiscal Year, the State issued $3 billion of RANs which matured and were paid on June 30, 2006. The State may issue the remainder of the $15 billion in authorized ERBs in the current or future fiscal years, but the 2006 Budget Act assumes that no ERBs will be issued in fiscal year 2006-07. The State issued $1.5 billion of RANs in October 2006 in order to maintain adequate reserves to manage the state's cash flow requirements during fiscal year 2006-07. This is the smallest State RAN borrowing since 2000-01.

          Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in the reserve fund created by the Balanced Budget Amendment approved by Proposition 58, may be used to repay the ERBs. In addition, as voter-approved general obligation bonds, the economic recovery bonds are secured by the State's full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.

          In addition, approval of the Kindergarten-University Public Education Facilities Bond Act of 2004 (Proposition 55) in March 2004 authorized the State to sell $12.3 billion in general obligation bonds for construction and renovation of K-12 school facilities and higher education facilities. In November 2006, California voters also authorized the State to issue approximately $5.4 billion of bonds for water quality, flood control, parks and similar facilities (Proposition 84), in addition to approving the following general obligation bond measures:

     1. Nearly $20 billion for transportation improvements, air quality and port security (Proposition 1B).

     2.   $2.85 billion for housing and related programs (Proposition 1C).

     3. Approximately $10.4 billion for K-12 school modernization and construction ($7.3 billion), and higher education facilities ($3.1 billion) (Proposition 1D).

     4. Approximately $4 billion for flood control and prevention, levee repair and similar costs (Proposition 1E).

          According to the State's Office of the Treasurer, as of July 1, 2006, the State had approximately $48.8 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $31 billion remained unissued as of that date. General obligation bond law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of the long-term general obligation bonds outstanding. The State had outstanding approximately $7.4 billion variable rate general obligation bonds (which includes ERBs), representing about 15.1% of the State's total outstanding general obligation bonds as of July 1, 2006. The State's Department of Finance estimates that, on a cash basis, the General Fund will have General Fund cash and unused internal borrowable resources on June 29, 2007, after payments of the RANs, of approximately $14.2 billion.

          According to California's Legislative Analyst's Office, the 2005-06 Fiscal Year began with a prior-year carryover balance of $9.5 billion. This large balance is related to the sale of over $11 billion in deficit-financing bonds and other forms of budgetary borrowing in previous years, as well as the carryover of unanticipated revenues (associated with both higher tax liabilities and amnesty payments received in Fiscal Years 2003-04 and 2004-05. Revenues and expenditures were an identical $92.7 billion during 2005-06, leaving the fund balance at the end of the year at $9.5 billion, unchanged from the prior year. After accounting for $521 million in year-end funds encumbered by State agencies, the unencumbered year-end reserve was $9 billion. For Fiscal Year 2006-07, revenues are expected to increase to $94.4 billion, or 1.7%, and expenditures are expected to increase to $101.6 billion, or 9.5%. The $7.2 billion difference between expenditures and revenues is covered through the drawdown of the 2005-06 year-end reserve, leaving a remaining reserve of about $1.8 billion at the close of 2006-07. The Legislative Analyst's Office estimates, based on its out-year estimates of revenues and expenditures, that the imbalance between revenues and expenditures will in continue in 2007-08 and 2008-09 absent corrective action, with annual operating shortfalls in the range of $4.5 billion and $5 billion projected for this period.

     BOND RATINGS

          S&P, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds that they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.


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

          The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines, on-going structural budget impediments and more recently, the energy situation of 2001-2002, resulting in reductions of the ratings of the State's general obligation bonds by S&P, Moody's and Fitch. In April 2001, Fitch placed the State's rating on rating watch -- negative. Although S&P placed California's senior ratings on its "credit watch" list in January 2001, it removed the State from the list in June 2001, but warned that the State's financial outlook remained negative.

          In December 2002, the ratings of the State's general obligation bonds were further reduced by S&P to "A" and by Fitch to "A." In the summer of 2003, the ratings of S&P and Moody's were reduced to "BBB" and "A3" respectively. In December 2003, Moody's again reduced its rating of the State's general obligation bonds to "Baa1," citing concerns over the State's recent action to cut the VLF fee, as well as the State's continuing inability to reach political consensus on solutions to its budget and financial difficulties.

          In May 2004, Moody's upgraded California's rating to "A3." In August 2004, S&P upgraded California's rating to "A" and Fitch removed California's rating from rating watch - negative and upgraded its rating to "A-." As of January 13, 2005, S&P's rating was "A," Moody's rating was "A3" and Fitch's rating was "A-." As of June 16, 2005, S&P's rating of California's general obligation bonds was "A," Moody's rating was "A3" and Fitch's rating was "A-." Additional improvement in the ratings of these bonds occurred steadily over the next several months. As of January 10, 2006, while the S&P rating of California's general obligation bonds stayed at "A," Moody's rating increased to "A2" and Fitch's rating increased to "A." As of November 14, 2006, S&P's rating increased to "A+," Moody's rating increased to "A1" and Fitch's rating increased to "A+." The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

          There can be no assurance that such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

     CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS

          Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the effects described below, among others.

          Constitutional Spending Limits. Shortly after being elected in October 2003, Governor Schwarzenegger asked the California Legislature to send to California voters a proposal to amend the California Constitution to impose a spending limit which would require that expenditures not exceed revenues. The Legislature approved this proposal in mid-December 2003, and accordingly the measure appeared on the March 2004 primary ballot. Voters approved the measure.

          Proposition 58. On March 4, 2004, California voters approved an initiative known as Proposition 58, which amended Article XIII B of the California Constitution. The amendment provides for the following:

     1. Requires enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues.

     2. Allows the Governor to proclaim a fiscal emergency in specified circumstances, and submit proposed legislation to address the fiscal emergency.

     3. Requires the Legislature to stop other action and act on legislation proposed to address the emergency.

     4.   Establishes a budget reserve.


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

     5.   Provides that the California Economic Recovery Bond Act (Proposition
          57) is for a single object or work.

     6.   Prohibits any future deficit bonds.

     The net State fiscal effects will vary year by year and depend in part on actions of future Legislatures. Reserve provisions may smooth state spending, with reductions during economic expansions and increases during downturns. The balanced budget and debt limitation provisions could result in more immediate actions to correct budgetary shortfalls.

          Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

          Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

OBLIGATIONS OF OTHER ISSUERS

          Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

          State Assistance. Property tax revenues received by local governments declined significantly following passage of Proposition 13. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

          In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. The 2001 Budget Act and related legislation provide significant assistance to local governments, including $357 million for various local public safety programs. The 2006 Budget Act includes $232.5 million (General Fund) and $1.7 million (special funds) to pay 2005-06 and 2006-07 claims for 38 noneducation mandates. The 2006 Budget Act suspends local agency obligations to carry out 29 mandates in the budget year and directs the Commission on State Mandates to reconsider two previous mandate determinations that found State reimbursable costs. The 2006 Budget Act starts the process of paying local governments for the large backlog of pre-2004-05 mandate claims. Specifically, the 2006 Budget Act provides $169.9 million (General Fund) to make the 2006-07 and 2007-08 payments toward the State's 15 year plan to retire this mandate debt. To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced.

          Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997, in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed


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

minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new system on local governments is still unknown.

          Assessment Bonds. A general decline in real estate values or a slowdown in real estate sales activity may adversely affect California municipal obligations that are assessment bonds. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

          California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, although typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event that the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

          Other Considerations. The repayment of industrial development securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     LEGAL PROCEEDINGS

          The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

     OTHER CONSIDERATIONS

          Numerous other factors may adversely affect the State and municipal economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, droughts and floods have caused substantial damage to parts of California or have harmed the State economy, and the possibility exists that another natural disaster could create a major dislocation of the California economy.

     SPECIAL CONSIDERATIONS RELATING TO MINNESOTA MUNICIPAL SECURITIES

     The following information is a brief summary of certain factors affecting the economy and the fiscal situation of the State of Minnesota (the "State"), and it does not purport to be a complete description of such factors. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State and releases issued by the Minnesota Department of Finance; the information has not been updated, however, from that provided by the State, and it will not be updated during the year. The Hartford Mutual Funds II, Inc. has not independently verified the information.

     Minnesota's constitutionally prescribed fiscal period is a biennium, and the State operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Each biennium ends on June 30 of an odd-numbered year and includes two fiscal years, each beginning on July 1 and ending on June 30. Prior to each fiscal year of a biennium, the state's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.


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

     There are no constitutional or statutorily provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.

     Economic forecasts released by the Minnesota Department of Finance are based upon national economic forecast models provided by Minnesota's national economic consultant, Global Insight Incorporated ("GII"). No Minnesota-specific forecast is used. The GII baseline forecast is then reviewed by Minnesota's Council of Economic Advisors and their findings are released in economic reports. The most recent economic forecast was released in February 2006. The forecast provides revised revenue and expenditure estimates for the current biennium (FY 2006-07) based on the most recent information about the national and State economic outlook.

     The February 2006 baseline forecast expected the U.S. economy to show strong growth in 2006, with a modest slowing in 2007. The consensus forecasts call for economic growth rates near 3% through the end of the biennium. The usual caveats regarding the absence of a major geo-political event remain in effect, and there is increasing concern that inflation might be worse than projected, forcing the Fed to push interest rates substantially higher. Some also are concerned about the possible negative impacts of an untidy ending to an apparently frothy housing market. But, absent a major geo-political shock accompanied by a dramatic surge in energy prices, an economic downturn seems unlikely. Nonetheless, the economy faces several legitimate short-term concerns that could potentially contribute to weaker real gross domestic product ("GDP") growth in 2007. The February 2006 baseline forecast from GII, the scenario GII considered to be the most likely at the time it was made, was the baseline for the February 2006 revenue and expenditure forecast. GII estimated potential GDP growth at 3.3% over the 2004 to 2007 period. Forecast growth rates for 2005 through 2007 are more or less consistent with the potential rate of growth. Inflation, as measured by the implicit price deflator for GDP, is expected to be moderate. The Blue Chip consensus forecast calls for real growth rates of 3.3% in 2006 and 3.1% in 2007.

     Generally, the structure of Minnesota's economy parallels the structure of the United States economy as a whole. Economists from the Minnesota Department of Finance note that national economic growth will not translate directly into economic activity in Minnesota. According to the February 2006 Economic Forecast released by the Minnesota Department of Finance, the State's income and employment growth will continue at a slower pace than the national averages for the FY 2006-07. In the four years since the end of the recession, payroll employment has increased by just 2.3%. During the second half of 2005, Minnesota payroll employment grew at an annual rate of just 0.4%. U.S. payroll employment, even with the disruptions from the hurricanes along the Gulf Coast, grew nearly twice as fast. Minnesota's population is growing slightly more slowly than the national average, but differences in population growth alone are not sufficient to explain the slower job growth. Labor force participation rates have also fallen slightly, particularly among teenagers. These data suggest that there has been some consolidation in the number of jobs, with the number of hours worked remaining constant, even though fewer are employed. Those explanations help explain the longer term trends, but are not satisfactory explanations of the stagnant labor market observed in the last half of 2005.

     On a positive note, during 2004 and 2005 Minnesota's unemployment rate was generally less than the national unemployment rate, averaging 4.6% in 2004 as compared to the national average of 5.6%. In the first 5 months of 2006, Minnesota's unemployment rate averaged 4.4% as compared to the national average of 4.8%. Furthermore, gross state product ("GSP") continues to be above the national average. Real GSP is an inflation-adjusted measure of each state's gross product that is based on national prices for the goods and services produced within that state. The U.S. Department of Commerce Bureau of Economic Analysis recently released data indicating that during the 1997-2004 period, real inflation adjusted GSP growth in Minnesota averaged 3.3% of average annual growth. Minnesota ranked 18th among states in real GSP growth rates for that period. In 2005 Minnesota had a per capita personal income ("PCPI") of $37,373. This PCPI was approximately 108% of the national average, $34,586.

     Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. According to the economic forecast released by the Minnesota Department of Finance in February, general fund resources for FY 2006-07 are currently projected to total $31.404 billion, $818 million (2.7%) more than the June 30, 2005 end-of-session estimates. Minnesota's financial outlook for FY 2006-07 has improved slightly since the November 2005 Economic Forecast. The forecast balance is now $181 million. The revenue forecast for the current biennium is up by $124 million. The forecast for five major taxes increased by just $14 million. Changes in forecasts for other taxes and non-tax revenue sources accounted for the majority of change in revenue. The largest changes came in higher forecasts for receipts from the mortgage taxes, the estate tax, investment income, fees, payments from the tobacco settlement and all other non-dedicated revenues. Projected spending fell by $57 million. Under current State law, $93 million of the projected balance is used to complete the buyback of the remaining portion of the education accounting shifts enacted in 2002 and 2003. The $93 million will be added to K-12 education aids spending for the biennium, reducing the recognition percentage from 10.8% to zero. After the shift buyback, an $88 million balance remains in the general fund. An additional $317 million remains in the Tax Relief Account.


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

     General fund reserves remain unchanged from the November forecast with the cash flow account at $350 million and the budget reserve at $653 million. Forecast spending for the biennium is now expected to be $31.296 billion, $57 million (0.2%) less than that projected in November 2005. Individual income tax receipts for the 2006-07 biennium are now forecast to total $13.618 billion, down $129 million from November's estimate. Net sales tax collections for the 2006-07 biennium are now expected to reach $9.114 billion, $2 million less than that forecast in November. Net corporate franchise tax recepts during the 2006-07 biennium are now estimated to total $1.842 billion, $161 million (9.6%) more than that forecast in November, even though the Minnesota's Department of Revenue had indicated in 2005 that a decrease in net corporate income tax receipts was probable for the 2006-07 biennium due to a recent Minnesota Supreme Court decisions against Hutchinson Technology Inc., a Minnesota- based computer parts manufacturer. The decision, which dealt with out-of-state businesses and tax collection, reduced the projected corporation tax revenue forecast by $232 million.

     The February 2006 revenue planning estimates for the 2008-09 biennium project general fund current resources to total $33.315 billion, an increase of $1.911 billion (6.1%) over February's forecast for 2006-07 biennial general fund revenues, and net non-dedicated revenues to reach $32.520 billion, $2.069 billion more than is now forecast for 2006-07. Receipts from the five major taxes are projected to grow by 8.5% from the levels forecast for the 2006-07 biennium. Individual income tax receipts are up 12.1% and net sales tax receipts by 5.9%. February's general fund revenue planning estimates for the 2008-09 biennium are $140 million (0.4%) less than was projected in November. Estimates of future individual income tax receipts, sales tax receipts and motor vehicle sales tax receipts were all reduced from November's level. Those revenue reductions were partially offset by a further improvement in the outlook for corporate franchise tax receipts. Planning estimates for the next biennium, based on the February 2006 forecast adjusted for legislative action, indicate that there will be a structural balance of $628 million, meaning that projected total revenues, excluding any balances carried forward, would exceed total expenditures based on current law. The structural balance is does not take into account a proposed constitutional amendment that was passed in November 2006. The amendment will phase in dedication of the remaining 46% of motor vehicle sales taxes currently deposited in the general fund for transportation purposes. This provision will reduce the general fund revenue for the next biennium by $172 million. While wage and price inflation is included in revenue planning estimates for the next biennium, State law prohibits including a general inflation adjustment for projected expenditures. A general inflation adjustment of 1.9% and 2% for fiscal years 2008 and 2009, respectively, applied to total project spending, would add $954 million to expenditures for the next biennium.

     Minnesota is party to a variety of civil actions that could adversely affect the State's general fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures. In the February 2006 forecast, GII cautions that the revenue planning estimates are only a guide to the level of future revenues, they are not a guarantee. GII assigns a probability of 55% to their baseline forecast for Minnesota. Their more pessimistic scenario containing more inflation and slower growth, but no recession, is assigned a 25% probability. A more optimistic scenario in which everything goes right and productivity growth continues very strong received a 20% probability. Members of Minnesota's Council of Economic Advisors agreed that Global Insight's baseline forecast was consistent with the consensus short term outlook for the U.S. economy. Council members were a little more nervous than GII about the inflation outlook over the next 18 months, but there was a general agreement with the baseline forecast for real growth. Council members were split on whether the short term forecast was more likely to be too optimistic or too pessimistic.

     State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of the designated revenue source or the financial conditions of the underlying obligor. Accordingly, factors in addition to the State's financial and economic condition will affect the creditworthiness of Minnesota Municipal Bonds that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties impacting State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal and interest on Minnesota Municipal Bonds that are held by the Tax-Free Minnesota Fund or the Tax-Free National Fund or the value or marketability of such obligations.

     Certain Minnesota tax legislation and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota Municipal Bonds that are held by Tax-Free Minnesota Fund and Tax-Free National Fund. See "Taxes."

     SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

     GENERAL

     The following information is a brief summary of certain factors affecting the economy and the fiscal situation of The State of New York and New York City (for purposes of this section only, sometimes referred to as the "State" and the "City," respectively), and it does not purport to be a complete description of such factors. Such information constitutes only a brief summary, does not purport to be a complete description and is based upon information obtained from New York State, certain of its Authorities, the City and certain other localities, as publicly available on the date of this SAI. Such information is subject to change resulting from the issuance of quarterly updates to the State's Annual Information Statement; the information has not been updated, however, and it will not be updated during the year. There can be no assurance that such changes may not have adverse effects on the State's or the City's cash flow, expenditures or revenues. The Hartford Mutual Funds, Inc. has not independently verified the information. For purposes of this section only, The Hartford Tax-Free New York Fund may be referred to as the "Fund."

     Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York State securities owned by the Fund. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

     New York State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Since 2003, Federal and State government employment and wage statistics are being reported in accordance with the new NAICS industrial classification system.

     The September 11th terrorist attack had a more severe impact on the New York economy than on any other state. New York City is still recovering from the severity of the blow. However, there is evidence that the State economy has emerged from recession and that the State's current economic expansion, estimated to have begun in August 2003, will be sustainable. The most recent data continue to indicate that the State's economic momentum peaked during the first half of 2005, presaging the current national slowdown. Because of the State's position as a financial market capital, the State economy was expected to be more sensitive to the Federal Reserve's ongoing policy of monetary tightening than the economies of other states. While the health, education, professional and business services, and tourism sectors are expected to continue to lead State economic growth, the overall pace of growth is expected to slow going forward. Total State employment is projected to have grown 0.8% in 2006, followed by growth of 0.7% in 2007. Private sector employment growth is projected to slow to 0.8% in 2007, following growth of 1.0% for this year. Consequently, the State's Division of the Budget ("DOB") projects growth in State wages to slow from 6.3% in 2006 to 5.5% in 2007. Similarly, growth in total State personal income is now projected to slow to 5.4% for 2007 from 5.8% in 2006. The securities industry continues to be of vital importance to the State. Although the industry accounts for only 2.2% of all jobs in the State, it provides 11.2% of the wages paid. As the securities industry has emerged from its recent bear market, incomes--and most notably year-end bonuses--have risen sharply. Bonuses are now at record highs, having exceeded prior peak levels in 2000 when the downturn in the financial markets began. Per person personal income was much higher in downstate counties than the rest of the State in 2006, reflecting the higher wages and salaries paid by jobs in the downstate region. The rate of job growth in New York City (1.4%) exceeded the rates in other regions and in the State overall. The State's per person employment, wage, and total personal income continues to be higher than the country average, ranking fifth highest nationwide. The unemployment rate is projected to fall to 4.9% in 2006, as compared to 5.0% in 2005. It is projected to rise to 5.2% in 2007.

     The risks to New York's economic forecast are substantial. Interest rate risk and equity market volatility pose a particularly large degree of uncertainty for the State. Although it is DOB's view that the Federal Reserve's cycle of monetary tightening has ended, the effects of past interest rate increases continue to pose a risk to financial sector profits, particularly if IPO and merger and acquisition activity fall off more than anticipated. Lower than expected securities industry profits could result in lower bonus and wage income, the effects of which would ripple through the downstate regional economy. In addition, should the State's real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could be negatively affected. A return to last summer's high energy prices poses a particular risk to the State's tourism sector. In contrast, should the national and world economies grow faster than expected, an upturn in equity markets and other financial market activity could result in higher wage and bonus growth than projected. In addition, stronger growth in U.S. corporate profits could boost State employment growth beyond current expectations.

     General Fund receipts, including transfers from other funds, are projected to total $51.2 billion in fiscal year 2007-08, an increase of $4 million from fiscal year 2006-2007. The similarity is mainly due to significant tax reductions enacted in 2006. Receipts are projected to grow by more than $1.8 billion in 2008-09 to total nearly $53 billion. The estimated growth in underlying tax receipts for 2006 through 2008 is consistent with average historical growth during the mature stages of economic expansion.

     Legislation enacted in 2003 currently requires the Local Government Assistance Corporation ("LGAC") to certify $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. The Legislature rejected the Executive Budget proposal to provide fiscal relief to New York City in a less costly way than having the State Tax Asset Receivable Corporation ("STARC") issue bonds to stretch out existing New York City debt from the 1970s to 2034 at an estimated cost of $5.1 billion. On March 31, 2006, LGAC certified the release of $170 million to be paid to New York City.

     In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC's own bondholders; and that, if any such act or omission were to occur with respect to any possible bonds issued by New York City or its assignees, that act or omission would not constitute an Event of Default with respect to LGAC bonds. In June 2004, LGAC's Trustee, The Bank of New York, notified LGAC's bondholders of these amendments.

     GAAP BASIS FINANCIAL PLANS

     DOB prepares the General Fund and All Governmental Funds Financial Plans (the "Financial Plans") on a Generally Accepted Accounting Principles ("GAAP") basis in accordance with Governmental Accounting Standards Board ("GASB") regulations. The Financial Plans are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2005-06. In 2006-07, the General Fund Financial Plans project total revenues of $43.4 billion, total expenditures of $51.8 billion, and net other financing sources of $7.5 billion, resulting in an operating deficit of roughly $800 million and a projected accumulated surplus of $1.4 billion. The operating results primarily reflect the 2006-07 cash-basis surplus, the impact of enacted tax reductions on revenue accruals, and a partial use of the 2005-06 surplus to support 2006-07 operations.

     The Financial Plans for 2005-06 showed the State in a net positive overall asset condition of $49.1 billion. The net asset condition does not reflect liabilities for retiree health care costs that will be reported starting with the 2007-08 Financial Plans under a new accounting rule -- Governmental Accounting Standards Board Statement 45 ("GASB 45"). The State continues to review a preliminary report prepared by the State's consultants. The report indicates that as of April 1, 2006 the State's total unfunded long-term liability could be roughly $47 billion based on several actuarial cost methods, or up to $54 billion based on one method, with the liability amortized over a period of up to 30 years. Beginning with the fiscal year ending March 31, 2008, the total unfunded liability will be disclosed in the footnotes to the financial statements as a long-term obligation, but only the annual amortized value (currently projected at roughly $2.7 billion beyond the current pay-as-you-go amounts of $1 billion based on several actuarial methods and $5.1 billion based on one method) would be recognized in the financial statements.

     FINANCIAL PLANS FOR PRIOR FISCAL YEARS

     The Comptroller prepares general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The statements, released in July each year, contain a Combined Balance Sheet and Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the general purpose financial statements, individual fund combining statements, and a statistical section.

     Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the Office of the State Comptroller website at www.osc.state.ny.us.


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

     FISCAL YEAR 2005-06 FINANCIAL PLANS

     In September 2006, the State Comptroller released the State's Comprehensive Annual Financial Report, prepared in accordance with GAAP, for fiscal year 2005-06. The financial statements for fiscal year 2005-06 reflect the implementation of Governmental Accounting Standards Board Statement 34 ("GASB 34").

     NET ASSETS. The State reported net assets of $49.1 billion, which reflects the State's investment in its capital assets. The $49.1 billion was comprised of $62.1 billion in capital assets reported net of related debt, and $7.3 billion in restricted net assets offset by an unrestricted net assets deficit of $20.3 billion. Net assets reported for governmental activities increased by $4.8 billion from a year ago, from $41.2 billion to $46.0 billion.

     Unrestricted net assets, the part of net assets that can be used to finance day to day operations without constraints established by debt covenants, enabling legislation, or other legal requirements, had a deficit of $20.3 billion as of March 31, 2006. The deficit in unrestricted governmental net assets arose primarily because of the issuance of debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included securitizing the State's future Tobacco Settlement Receipts ($4.3 billion); eliminating the need for seasonal borrowing by the Local Government Assistance Corporation ($4.3 billion); local highway and bridge projects ($3.1 billion); local mass transit projects ($2.3 billion); and a wide variety of grants and other expenditures not resulting in governmental capital assets ($720 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

     Net assets for the State's business -type activities increased by 18.6%, from $2.6 billion in 2005 to $3.1 billion in 2006. The increase in net assets for business -type activities was caused primarily by employer contributions and other revenues exceeding unemployment benefit payments for the Unemployment Insurance Fund ($534 million), SUNY and CUNY Senior College operating revenues and State support exceeding operating expenses ($29 million and $2 million, respectively), and offset by lottery losses of $74 million. As of June 30, 2005, $7.8 billion in debt had been issued and was outstanding to finance capital assets of the State's colleges and universities.

     The State's total revenues for governmental activities of $107.4 billion exceeded its total expenses of $101.1 billion by $6.3 billion. However, the amount that taxpayers ultimately financed for activities through State taxes and other State revenue was $59.1 billion, including education aid transfers from the State lottery of $2.2 billion, grants and contributions of $36.6 billion, and revenues derived by those who directly benefited from the programs of $11.7 billion. Overall, the State's governmental program revenues, including intergovernmental aid, fees for services and capital grants were $48.3 billion in 2006. The State paid for the remaining "public benefit" portion of governmental activities with $54.3 billion in taxes and $4.7 billion in other revenues including investment earnings.

     BUSINESS -TYPE ACTIVITIES. The cost of all business -type activities this year was $15.7 billion. The amount that taxpayers ultimately financed for activities reported as transfers was $449 million because some activity costs were paid by: those directly benefiting from the programs ($10 billion), grants and contributions ($5.1 billion) and other miscellaneous revenue ($632 million). The increase in charges for services revenues was primarily caused by increases in Lottery ticket sales and tuition paid by out of state residents and an increase in student enrollment.

     STATE FUNDS. The State uses fund accounting to ensure and demonstrate compliance with legal and finance related requirements. As the State completed the year, its governmental funds reported a combined fund balance of $12.2 billion. Included in this year's total change in fund balance is an operating surplus of $1.6 billion in the State's General Fund. The General Fund operating surplus is attributable to several factors including an increase of $2.6 billion in personal income tax revenue, a $1 billion increase in business and other taxes and a $1 billion increase in miscellaneous revenues, offset by a $234 million decline in consumption and use tax revenue. Much of the increase in tax revenues is related to improvement in the national economy and tax increases enacted for personal income and sales taxes. The improvement in the national economy favorably affected the State's economy in the form of job growth, increased business profitability and increased consumer spending. The increase in General Fund revenues was offset by a $3.2 billion increase in expenditures. Local assistance expenditures increased by nearly $2.3 billion due primarily to increased spending for medical assistance and income maintenance programs. State operations increased by $963 million primarily due to negotiated salary increases, increased health insurance costs and employer pension costs.

     The State ended the 2005-06 fiscal year with a General Fund accumulated balance of $2.2 billion. The increase of the fund balance is primarily due to an increase in tax revenues as a result of an increase in the personal income tax rate and an improving State economy.

     CAPITAL ASSETS. As of 2006, the State had $84.9 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation and infrastructure which includes such assets as roads and bridges. This amount represents a net increase (including additions and deductions) of $745 million over last year.

     The State-owned roads and bridges that are maintained by the Department of Transportation are being reported using the modified approach. As allowed by the reporting provisions of GASB 34, infrastructure assets that meet prescribed criteria do not have to be depreciated but must be maintained at levels defined by State policy. The State is responsible for maintaining more than 42,495 lane miles of highway and 7,809 bridges. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.2 billion in 2006.

     The State's 2006-2007 fiscal year capital budget calls for it to spend another $6.1 billion for capital projects, of which $3.5 billion is for transportation projects. To pay for these capital projects the State plans to use $204 million in general obligation bond proceeds, $3.1 billion in other financing arrangements with public authorities, $1.8 billion in Federal funds and $1 billion in funds on hand or received during the year.

     DEBT ADMINISTRATION. The State has obtained long -term financing in the form of voter approved General Obligation debt (voter approved debt) and other obligations for which voter approval is not needed and has not otherwise been sought (non-voter approved debt). One minor exception, Equipment Capital Leases and Building Capital Leases, which represent $369 million as of March 31, 2006, do not require Legislature or voter approval. The State administers its long -term financing needs as a single portfolio of State supported debt that includes general obligation bonds and other obligations of both its governmental activities and business -type activities. Most of the debt reported under business -type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities; thus, it is not expected to be repaid from resources generated by business-type activities. The State finance law allows for the bonded portion of this single combined debt portfolio, which includes debt reported in both governmental and business -type activities combined, to include debt instruments, which result in a net variable rate exposure in an amount that does not exceed 15% of total outstanding State supported debt, and interest rate exchange agreements (Swaps) that do not exceed 15% of total outstanding State supported debt. At March 31, 2006, the State had $2.1 billion in State supported (net) variable rate bonds outstanding and $6.0 billion in interest rate exchange agreements, where the State issues variable rate bonds and enters into a swap agreement that converts the rate effectively to a fixed rate. Also as of this date, variable rate bonds, net of those subject to fixed rate Swaps, were equal to 5.1% of the State supported bonded debt portfolio, and total Swap agreements of $6 billion equaled 14.5% of the total portfolio of bonded State supported debt. In addition, the State had $2.4 billion in convertible bonds that, at various dates in the future, can remain in a fixed rate mode, at net fixed rates to be established at future mandatory tender dates, or convert to a variable rate.

     As of March 31, 2005, the State had $47.1 billion in bonds, notes and other financing agreements outstanding compared with $47.5 billion last year, an decrease of $442 million. During fiscal year 2005-06, the State issued $5.7 billion in bonds, of which $3.7 billion were for refunding and $2 billion were for new borrowing.

     2006-07 FINANCIAL PLAN

     The State's Financial Plan forecasts receipts and disbursements for the fiscal year. The Financial Plan is included in the enacted budget (the "Enacted Budget Financial Plan") and is revised quarterly during the year as required by the State Finance Law. The quarterly revisions update the Financial Plan to reflect variations in actual spending and receipts from the amounts initially estimated in the Enacted Budget Financial Plan. On May 12, 2006, DOB issued the Enacted Budget Financial Plan for the 2006-07 fiscal year. DOB issued the mid-year update to the Financial Plan on October 30, 2006 (the "Mid-Year Update").

     In the Enacted Budget Financial Plan, DOB projects General Fund receipts of $50.9 billion in fiscal year 2006-07, an increase of $3.7 billion from the prior fiscal year. In addition, DOB projects General Fund disbursements of $50.8 billion in the 2006-07 fiscal year, an increase of $4.6 billion from fiscal year 2005-06. DOB projects a change of $17 million in fund balances in the 2006-07 fiscal year. At the beginning of the 2006-07 budget cycle, the State faced potential General Fund budget gaps of $5.5 billion in 2007-08 and $6.1 billion in 2008-09. The recurring savings proposed in the 2005-06 Executive Budget reduced the gaps to $1.8 billion in both years.


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

     General Fund receipts in 2007-08 are projected to increase by $495 million from the current fiscal year. Spending is expected to increase by $2.5 billion in fiscal year 2008-09. Medicaid growth of $2.1 billion is primarily attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. In addition, school aid spending is expected to increase by $558 million and State operations spending is anticipated to grow by $161 million in 2007-08.

     DOB projects that All Governmental Funds spending, which includes federal grants, will total $112.4 billion in 2006-07, an increase of $8.1 billion from the 2005-06 fiscal year.

     RESERVES/GENERAL FUND CLOSING BALANCE. The Enacted Budget Financial Plan projects a closing balance in the General Fund of $3.27 billion in 2006-07. The Mid-Year Update projects a closing balance of $3.12 billion, a reduction of $150 million in the General Fund. The closing fund balance is comprised of $1.025 billion in the permanent rainy day fund (the Statutory Rainy Day Reserve Fund), $21 million in the Contingency Reserve Fund, and $276 million in the Community Projects Fund.

     AUTHORITIES AND LOCALITIES

     METROPOLITAN TRANSPORTATION AUTHORITY

     The State Comptroller's Report on the Metropolitan Transit Authority ("MTA") issued on September 26, 2006 notes that, despite a record surplus in 2005, the MTA projects budget gaps of $875 million, $1.3 billion, $1.8 billion and $2.2 billion in years 2007 through 2010, respectively. Despite a significant increase in State aid and a tax revenue windfall from the real estate boom, these gap estimates are virtually the same size as those projected by the MTA 18 months ago because new spending needs have not been contained or offset with cost savings from management improvements. In its July 2006 Financial Plan (the "July Plan"), the MTA proposed a gap-closing program that relies heavily on prior-year cash surpluses to balance the 2007 budget and fare and toll increases and service cuts to narrow the gaps in subsequent years.

     The proposed 5% fare and toll increases would be implemented on January 1, 2007 and would be in addition to a 25% increase in subway, bus, and commuter rail fares and bridge and tunnel tolls and a 5% increase in such fares and tolls implemented in 2003 and 2005. The Comptroller's report issued on May 10, 2006 predicted, however, that favorable financial developments would permit the MTA to forgo the planned fair and toll increases. On September 20, 2006 the MTA Chairman announced that he would oppose service cuts or fare increases in 2007 because revenue collections in 2006 have been better than anticipated. The Comptroller's September report finds that the 2006 surplus will likely be $140 million higher than projected by the MTA in the July Plan.

     The Comptroller's September report also concludes that the MTA's reliance on debt to finance its capital program is placing extraordinary pressure on the operating budget and is the primary reason for the out-year budget gaps. By 2010, debt service is projected to increase by 86% from the 2005 level, and this growth accounts for more than 40% of the projected operating budget gaps. In addition, a number of capital projects, such as East Side Access, the Fulton Street Transit Center, the South Ferry Terminal and the Long Island Rail Road Signal Program are over budget and behind schedule.

     Under New York State law, subject to annual appropriation, the MTA receives operating assistance through dedicated taxes under the Dedicated Mass Transportation Trust Fund ("MTTF") and Metropolitan Mass Transportation Operating Assistance Fund ("MMTOA"). The MTTF receipts consist of a portion of the revenues derived from certain business privilege taxes imposed by the State on petroleum businesses, a portion of the motor fuel tax on gasoline and diesel fuel, and a portion of certain motor vehicle fees, including registration and non-registration fees. MMTOA receipts are comprised of 3/8 of 1% of the regional sales tax (increased on June 1, 2005 from 1/4 of 1%), a temporary regional franchise tax surcharge, a portion of taxes on certain transportation and transmission companies, and an additional portion of the business privilege tax imposed on petroleum businesses.

     Tax revenues are projected to average $3 billion annually during the financial plan period and account for almost one third of MTA revenues. These resources come from a 0.125% increase in the sales tax rate, a 20% increase in the mortgage recording tax rate in the 12-county MTA transportation district, higher motor vehicle fees, and a statewide transportation bond act. The new resources have enabled permit restoration, modernization, and network expansion projects for the MTA's capital program for 2005-2009 to move forward. The report noted that the MTA is expected to issue $9.3 billion in "new money" bonds to help finance the 2005-2009 capital program.

     Although ridership growth has lagged behind the projections made by the MTA at the beginning of the year, mass transit use grew by 1.1% during the first seven months of 2006. Bridge and tunnel crossings were projected to decline slightly in 2006 because of higher gasoline prices, and then increase at an average annual rate of only 0.3% during the balance of the Financial Plan period as compared to the same period in 2004.

     NEW YORK CITY

     As required by law, the City prepares a four -year annual financial plan (the "Financial Plan"), which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap -closing programs for years with projected budget gaps. The City's current Financial Plan projects a balanced budget in the 2006 and 2007 fiscal years and budget gaps for each of the 2008 through 2010 fiscal years.

     Implementation of the Financial Plan is dependent upon the City's ability to market its securities effectively. Implementation of the Financial Plan is also dependent on the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the "Water Authority") and the New York City Transitional Finance Authority ("TFA"). In addition, the City may issue revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

     For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants which could have adverse effects on the City's cash flow or revenue.

     The City's four-year financial plan for fiscal years 2006-2009, submitted on July 6, 2005, was most recently revised by the November 2005 Financial Plan. Although the July 2005 plan projected budget gaps for fiscal years 2007 and 2008 of $4.5 billion each, the November 2005 Financial Plan projects a $1.7 billion surplus for fiscal year 2006. This number is based in part on a revised revenue forecast that is $2 billion higher than assumed in the July 2005 plan. These additional resources will allow the City to offset unanticipated costs associated with recent labor agreements, and to reduce the fiscal year 2007 budget gap from $4.5 billion to $2.3 billion. Despite the substantial improvement in the City's short-term fiscal outlook, however, the budget gaps for fiscal years 2008 and 2009 remain essentially unchanged from the July forecast, at about $4 billion.

     For the 2005 fiscal year, the City's General Fund had an operating surplus of $3.534 billion, before discretionary transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2005 fiscal year is the twenty-fifth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.

     The City's expenses and capital budgets for the 2006 fiscal year were adopted on June 30, 2005. The Financial Plan, which was consistent with the City's expenses and capital budgets as adopted for the 2006 fiscal year, projected revenues and expenditures for the 2006 fiscal year balanced in accordance with GAAP, and projected gaps of $4.5 billion, $4.5 billion and $3.9 billion for fiscal years 2007 through 2009, respectively.

     In July 2006, the City submitted to the Control Board the Financial Plan for the 2006 through 2010 fiscal years. The Financial Plan reflects changes as a result of the City's expense and capital budgets for the 2007 fiscal year. The Financial Plan is a modification to the July 2005 Financial Plan, as subsequently modified by the financial plans submitted to the Control Board on November 22, 2005, February 1, 2006 and May 5, 2006. The Financial Plan projects revenues and expenses for the 2006 and 2007 fiscal years balanced in accordance with GAAP, and projects gaps of $3.8 billion, $4.6 billion and $4.1 billion in fiscal years 2008 through 2010, respectively, after implementation of a gap-closing program described below.

     The Financial Plan reflects increases in projected net revenues since the July 2005 Financial Plan totaling $3.4 billion, $2.6 billion, $2.4 billion and $1.7 billion in fiscal years 2006 through 2009, respectively. Changes in projected revenues in fiscal years 2006 through 2009, respectively, include the following: (i) increases in projected net tax revenues of $4.0 billion, $2.3 billion, $1.8 billion and $1.8 billion, resulting primarily from increases in projected real estate transaction, personal income and business tax revenues, offset by decreases in real estate tax revenues; and (ii) increases in non-tax revenues of $357 million, $611 million, $98 million and $94 million. Changes in projected revenues also include the following: (i) decreases of $81 million in fiscal year 2006 and $223 million in each of fiscal years 2007 through 2009 as a result of changes in State funding methods for certain mental health services, fully offset by lowered expenditures for such services, and an addition to the disallowance reserve of $235 million in fiscal year 2006 to reflect ongoing audits of Medicaid reimbursements received by the Department of Education ("DOE"); (ii) a decrease in other tax revenues of $350 million reflecting retention by the TFA of personal income tax revenues in fiscal year 2006 to pay TFA debt otherwise maturing in fiscal year 2008, which increases personal income tax revenues by $16 million in fiscal year 2007 and $350 million in fiscal year 2008; and (iii) decreases in miscellaneous revenues of $454 million and $22 million in fiscal years 2008 and 2009, respectively, as a result of the delayed release and the receipt of additional TSRs.

The Financial Plan also reflects, since the July 2005 Financial Plan, a decrease in projected net expenditures totaling $78 million in fiscal year 2006 and increases in projected net expenditures totaling $2.2 billion, $1.7 billion and $2.3 billion in fiscal years 2007 through 2009, respectively. Increases in projected expenditures since the July 2005 Financial Plan include: (i) increased labor costs reflecting settlements of labor negotiations, provision for similar increases for collective bargaining units not yet settled and subsequent increases in the out-years of the Financial Plan, totaling $669 million, $1.2 billion, $1.5 billion and $1.7 billion in fiscal years 2006 through 2009, respectively; (ii) increased energy costs of $60 million, $164 million, $186 million and $181 million in fiscal years 2006 through 2009, respectively; (iii) additional payments to the New York City Health and Hospitals Corporation ("HHC") of $390 million in fiscal year 2006 and $9 million in fiscal year 2009;
(iv) increased education expenditures of $137 million, $359 million, $328 million and $329 million in fiscal years 2006 through 2009, respectively; (v) increased agency spending of $759 million, $318 million and $310 million in fiscal years 2007 through 2009, respectively; (vi) the contribution of $1 billion in each of fiscal years 2006 and 2007 to a trust to advance-fund a portion of the future cost of health benefits for retirees; and (vii) increased funding for extended library service and youth summer jobs of $50 million in each of fiscal years 2007 through 2009. Decreases in projected expenditures since the July Financial Plan include: (i) a one-time decrease in Medicaid expenses of $450 million due to a change in accrual methods for Medicaid payments beginning in fiscal year 2006; (ii) decreased HHC-related expenditures of $119 million and $81 million in fiscal years 2007 and 2008; (iii) decreases in debt service costs of $150 million, $184 million, $176 million and $158 million in fiscal years 2006 through 2009, respectively; (iv) decreased agency spending of $34 million in fiscal year 2006; and (v) a reduction in prior year payables of $400 million and a reduction in the general reserve of $260 million in fiscal year 2006. The Financial Plan also reflects increases in State education aid of $35 million, $300 million, $337 million and $337 million in fiscal years 2006 through 2009, respectively. In addition, the Financial Plan reflects decreased pension contributions of $924 million and $567 million in fiscal years 2006 and 2007, respectively, and increased pension contributions of $165 million and $465 million in fiscal years 2008 and 2009, respectively, as a result of recently-enacted changes in actuarial assumptions and funding methodologies. The Financial Plan includes the proposed prepayment in fiscal year 2006 of $3.8 billion in debt service and other payments otherwise due in fiscal year 2007.

     The Financial Plan also reflects recent legislation that will provide State funding for the City's current five-year educational facilities capital plan in the amount of $6.5 billion. This includes $1.8 billion to be provided in the form of grants from the State as well as $4.7 billion of debt to be issued by the TFA that is expected to be paid from increased State aid to education. The Financial Plan does not reflect recent legislation authorizing the issuance of an addition $2 billion in bonds by the TFA for general City capital purposes.

     In addition, the Financial Plan sets forth a gap-closing program to eliminate the previously projected gap for the 2007 fiscal year and to reduce previously projected gaps for fiscal years 2008 and 2009 through reduced agency expenditures or increased revenues totaling $254 million, $283 million, $212 million and $211 million in fiscal years 2006 through 2009, respectively.

     The Financial Plan also reflects the $256 million cost in each of fiscal years 2008 and 2009 of the proposed extension of the property tax rebate for homeowners, which requires State legislative and City Council approval.

     The Financial Plan includes funding for all labor contract settlements in the 2002-2005 round of collective bargaining covering the vast majority of City employees. The Financial Plan also makes provision for wage increases, for all collective bargaining units not yet settled, consistent with the patterns established in the 2002-2005 round of collective bargaining. The Financial Plan makes provision for a fourth contract year with a 3.15% wage increase in that year and makes provision for 2% wage increases in each of the following two years and 1.25% wage increases annually thereafter for all City employees. The Financial Plan does not reflect the incremental cost associated with the recent tentative contract settlement with District Council 37 of the American Federation of Federal, State, County and Municipal Employees ("DC 37"), which covers the period from July 1, 2005 through March 2, 2008. That agreement provides for a retroactive increase of 3.15% effective July 1, 2005, followed by increases of 2% effective August 1, 2006 and 4% effective February 1, 2007. The application of the DC 27 settlement to all City employees would result in expenditures beyond those assumed in the Financial Plan of approximately $250 million, $450 million, $800 million and $950 million in fiscal years 2007 through 2010, respectively.

     The City is a leading center for the banking and securities industry, life insurance, communications, publishing, fashion design and retail fields. From 1989 to 1992, the City lost approximately 9% of its employment base. From 1993 to 2001, the City experienced significant private sector job growth with the addition of approximately 423,000 new private sector jobs (an average annual growth rate of approximately 2.0%). In 2002 and 2003, average annual employment in the City fell by approximately 108,600 and 51,800 jobs, respectively. In 2004 and 2005, average annual employment in the City increased by 18,600 and 49,000 jobs, respectively. As of June 2006, total employment in the City was approximately 3,673,700 compare to approximately 3,615,500 in June 2005, an increase of approximately 1.6%.

     In 2004, the City's service producing sectors provided approximately 2.8 million jobs and accounted for approximately 78% of total employment. Figures on the sectoral distribution of employment in the City from 1980 to 2000 reflect a significant shift to the service producing sectors and a shrinking manufacturing base relative to the nation.

     The structural shift to the service producing sectors affects the total earnings as well as the average wage per employee because employee compensation in certain of those sectors, such as financial activities and professional and business services, tends to be consideratbly higher than in most other sectors. Moreover, average wage rates in these sectors are significantly higher in the City than in the nation. In the City in 2004, the employment share for the financial activities and professional and business services sectors was approximately 28% while the earnings share for that same sector was approximately 48%. In the nation, those same service producing sectors accounted for only approximately 19% of employment and 25% of earnings in 2004. Due to the earnings distribution in the City, sudden or large shocks in the financial markets may have a disproportionately adverse effect on the City relative to the nation.

     LITIGATION. The City faces litigation on a number of fronts, particularly including the following. The City has estimated that its potential future liability on account of outstanding claims as of June 30, 2005 amounted to approximately $4.8 billion:

     The City continues to seek limitation of its liability in the Staten Island ferry accident of October 15,2003 to $14.4 million under an 1851 federal maritime law. As of November 2005, 99 cases totaling $3.4 million were settled. The City and its contractors face about $500 million in claims regarding debris removal work after the collapse of the World Trade Center on September 11, 2001. It is expected that any liability will be covered by the World Trade Center Captive Insurance Company, Inc., which was created with a $1 billion grant provided by the federal government.

     The City also faces a $214 million property damage claim by Con Edison and its insurers regarding the loss of an electrical substation when 7 World Trade Center collapsed, as well as an approximately $750 million claim for damages suffered at several different locations in the aftermath of September 11. The City filed a motion to dismiss this action, asserting that it was not responsible for the collapse. The motion was granted in January 2006. The action, however, is proceeding against other defendants, and the plaintiff intends to appeal the dismissal of its claim against the City when discovery is complete or at the conclusion of the case.

     In addition, the City faces an $800 million Article 78 proceeding and action from the United Federation of Teachers, the union that represents New York City public school teachers, alleging miscalculations resulting in underpayment of retirement benefits. The City has moved to dismiss the Article 78 proceeding and has submitted an answer in the action.

     INVERSE FLOATERS The Income Fund, Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. A Fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

     EQUITY SECURITIES Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The Money Market Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free New York Fund and U.S. Government Securities Fund may not invest in equity securities. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund have a limited ability to invest in certain types of equity securities as described below. All other Funds (except those Funds described in the two immediately preceding sentences) may invest in all types of equity securities and may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Income Fund may invest up to 15% of its total assets in preferred stock, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans. The Floating Rate Fund, High Yield Fund, Income Fund and Total Return Bond Fund may each invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans. The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or loans or upon exercise of warrants acquired with debt securities or loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

     INITIAL PUBLIC OFFERINGS The prices of securities purchased in initial public offerings ("IPOs") can be very volatile. The effect of IPOs on a Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. As a Fund's asset base increases, IPOs often have a diminished effect on such Fund's performance.

     SMALL CAPITALIZATION SECURITIES Each Fund, except the Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund and U.S. Government Securities Fund, may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. Small capitalization securities may be more likely to be offered in initial public offerings. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

     FOREIGN ISSUERS AND BORROWERS AND NON-DOLLAR SECURITIES AND LOANS Foreign issuers and borrowers include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets. Non-dollar securities and loans are securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

     Many of the Funds are permitted to invest a portion of their assets in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on foreign securities exchanges and are denominated in foreign currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in foreign securities. When selecting securities of foreign issuers and non-dollar securities, the applicable sub-adviser will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located.

     Funds that are permitted to invest in securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans may invest in debt exchangeable for common stock, debt, currency or equity linked notes and similar linked securities (e.g., zero-strike warrants) ("LNs"), which are derivative securities typically issued by a financial institution or special purpose entity the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. Moreover, LNs are subject to counterparty risk, which is the risk that the company issuing an LN may fail to pay the full amount due at maturity or redemption. A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.


     The Inflation Plus Fund may invest up to 35% of its net assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The Capital Appreciation Fund and Capital Appreciation Fund II may each invest up to 35% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The Income Fund may invest up to 30% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The Advisers Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Growth Fund, Growth Opportunities Fund, MidCap Fund, MidCap Value Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Growth Fund, Select SmallCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, U.S. Government Securities Fund, Value Fund and Value Opportunities Fund may each invest up to 20% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans. The High Yield Fund and Total Return Bond Fund may each invest up to 30% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; provided that, with respect to this percentage, neither the High Yield Fund nor the Total Return Bond Fund may invest more than 10% of its total assets in non-dollar securities and loans. The Floating Rate Fund and Short Duration Fund may each invest up to 25% of its total assets in the securities of foreign issuers and loans to foreign borrowers and non-dollar securities and loans; provided that, with respect to this percentage, the Floating Rate Fund may not invest more than 10% of its total assets in non-dollar securities and loans. The Money Market Fund may invest up to 100% of its total assets (provided such assets are U.S. dollar denominated) in the securities of foreign issuers. The Global Communications, Global Financial Services, Global Health, Global Leaders, Global Technology, International Capital Appreciation, International Opportunities and International Small Company Funds each may invest 100% of their total assets in the securities of foreign issuers and non-dollar securities. U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy. Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund may invest in tax-exempt bonds issued by Native American entities, but, not as part of their principal investment strategy.

     Under normal market conditions, the International Capital Appreciation Fund, International Opportunities Fund and International Small Company Fund each invest in a number of different countries throughout the world; however there are no limits on the amount of each Fund's assets that may be invested in each country. The Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund and Global Technology Fund each invest in a number of different countries throughout the world, one of which may be the United States; however, each Fund has no limit on the amount of assets that must be invested in each country.

     Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. issuers and borrowers. Less information may be available about foreign issuers and borrowers compared with U.S. issuers and borrowers. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, the values of non-dollar securities and loans are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in government administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

     Investing in foreign government debt securities and loans exposes a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic, social and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

     From time to time, the International Small Company Fund may invest up to 15% of its total assets, and the Income Fund may invest up to 20% of its total assets, and the Global Communications Fund may invest up to 50% of its total assets, and each of the Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, International Capital Appreciation Fund, and International Opportunities Fund may invest up to 25% of its total assets and each of the High Yield Fund and Total Return Bond Fund may invest up to 30% of its total assets and Capital Appreciation Fund and Capital Appreciation II Fund may invest up to 35% of its total assets in securities of issuers located in countries with emerging economies or securities markets. From time to time, Select MidCap Growth Fund and Select MidCap Value Fund may also invest in securities of issuers located in countries with emerging economies or securities markets, though not as a part of its principal investment strategy. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices in these markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

     Foreign securities are subject to other additional risks. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign loans and securities may involve currency risks, difficulty in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign Borrowers or issuers in countries with developed securities markets and more advanced regulatory systems. The value of foreign loans and securities is affected by changes in foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations, and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign loans and securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also can be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations.

     Some loans and securities may be issued by companies organized outside the U.S. but are traded in U.S. markets and are denominated in U.S. dollars. For example, ADRs and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other loans and securities are not traded in the U.S. but are denominated in U.S. dollars. These loans and securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities or loans traded in U.S. securities or loan markets.

     Some of the foreign loans and securities in which the Floating Rate Fund invests will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of loans and securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the fund's assets. However, the Floating Rate Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar.


     CURRENCY TRANSACTIONS Each Fund, except the Money Market Fund, Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, may engage in currency transactions to hedge, directly or indirectly, the value of portfolio securities denominated in particular currencies against fluctuations in relative value and, for other investment purposes. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.


     Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

     The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that a sub-adviser deems to be creditworthy.

     The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purpose.

     A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency value between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of the foreign currency involved in an underlying securities transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the sub-adviser.

     A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pounds' value. Such a hedge, sometimes referred to as a "position hedge," would tend to off-set both positive and negative currency fluctuations, but would not off-set changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


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

     A Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in the currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

     Successful use of currency management strategies will depend on the sub-adviser's skill in analyzing currency value. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the sub-adviser anticipates. For example, if a currency's value rose at a time when the sub-adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency's appreciation. If the sub-adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security portion if the two currencies do not move in tandem. Similarly, if the sub-adviser increases a Fund's exposure to a foreign currency and that currency's value declines, a Fund will realize a loss. There is no assurance that the sub-adviser's use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.


     The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates, and for other investment purposes. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including options and futures contracts related thereto.



     OPTIONS AND FUTURES CONTRACTS In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, for other investment purposes, each Fund, except the Money Market Fund, may employ certain hedging, return enhancement and risk management techniques, including the purchase and sale of options contracts, futures contracts and options on futures contracts, any of which may involve equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices or instruments. Each Fund, except Money Market Fund, may also invest in futures contracts and options thereon with respect to interest rates and may enter into options on swap agreements. A Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.


     A Fund may write covered options and purchase put and call options on individual securities as a partial hedge against an adverse movement in the security and in circumstances consistent with the objective and policies of the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

     The Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on non-dollar securities they hold or intend to purchase. For example, if a Fund enters into a contract to purchase non-dollar securities, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on the appropriate currency. Similarly, if a Fund held non-dollar securities and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

     Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities. A Fund may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices or instruments.

     The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     The Funds may write or purchase put and call swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.


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

     A Fund may only write covered options. See "Asset Coverage" below.

     A futures contract is an agreement between two parties to buy and sell a security or financial instrument for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or financial instrument. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     Each Fund (except the Money Market Fund) may invest in futures contracts and options thereon ("futures options") with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities, interest rates, and indices of prices of equity and debt securities and other financial indices or instruments.

     A Fund may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's non-dollar securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-dollar security, the Fund may purchase a foreign currency futures contract to hedge or partially hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-dollar security.

     A Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire. Futures contracts on individual securities are regulated as both securities and as futures contracts, and are subject to higher margin requirements than other kinds of futures contracts. Because these contracts relate to the securities of a single issuer, they can be expected to be subject to greater price volatility than futures contracts that relate to a diversified group of securities represented in an aggregate or an index. The volume, breadth, efficiency and other attributes may be limited. A Fund's use of these kind of futures contracts will depend to a large degree on how this market develops.

     The Funds may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-dollar security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-dollar securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-dollar securities and in circumstances consistent with the Fund's investment objectives and policies.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

     The Companies, on behalf of the Funds, have filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds' operation. Accordingly, the Funds are not subject to registration or regulation as a CPO.

     Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of a sub-adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets, (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover,
(3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests, (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position, (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations, and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify as a "regulated investment company" for tax purposes. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, a Fund may have been in a better position had it not used such a strategy.

     SWAP AGREEMENTS The Funds (except as noted below) may purchase or sell derivative instruments (which derive their value from another instrument, security or loan, index or currency) to enhance return, to hedge against fluctuations in securities or loans prices, interest rates or currency exchange rates, to change the duration of obligations held by these Funds, or as a substitute for the purchase or sale of loans, securities or currencies. Each Fund, except the Money Market Fund, may enter into currency swaps (except Short Duration Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund), interest rate swaps, swaps on specific securities or indices, and other types of swap agreements such as caps, collars, floors and credit derivatives and options thereon. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


     Each Fund may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific name, an index, or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A Fund will generally not buy protection on issuers that are not currently held by such Fund. Also see Other Derivatives and Structured Investments, below.


     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Another example would be for a Fund to exchange interest payments for inflation-linked payments. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     The Funds usually enter into swaps on a net basis. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be covered by an amount consisting of designated liquid assets having an aggregate net asset value at least equal to the accrued excess. If a Fund enters into a swap on other than a net basis, the Fund will designate the full amount of the Fund's obligations under each such swap. The Fund may enter into swaps, caps, collars and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the applicable sub-adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor.

     The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, collars and floors are more customized in nature and accordingly, are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps, collars or floors at prices or on terms the applicable sub-adviser, as appropriate, believes are advantageous to such Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps, collars or floors that it has purchased. Swaps, caps, collars and floors are considered by the SEC to be illiquid.

     The Funds may use interest rate swaps for risk management purposes and not as a speculative investment. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on the applicable sub-adviser's ability to predict correctly the direction and degree of movements in interest rates. Although the Funds believe that use of the hedging and risk management techniques described above will benefit the Funds, if the applicable sub-adviser's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if a Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, such Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparties under the swap agreement or would have paid the purchase price of the interest rate floor.

     The Funds may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities and loans prices, interest rates, indices or currency exchange rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities and loans subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, the Funds may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The Funds incur transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

     ASSET SWAPS The Advisers Fund and Income Fund will be permitted to purchase asset swaps where the underlying issue would otherwise be eligible for purchase by the Fund. An asset swap is a structure in which a security, for example a convertible bond, which has various components is divided into those components which are sold to different investors. With a convertible bond asset swap, the equity component of the bond is separated from the fixed income component through the use of a swap. The result of the transaction for the purchaser of the fixed income component is that it obtains exposure to the issuer which is similar to the exposure it would have received had it purchased a traditional fixed income instrument of the issuer. Counterparty risk, as described under "Swap Agreements," is the primary risk of asset swaps.

     ILLIQUID INVESTMENTS Each Fund is permitted to invest in illiquid securities or other illiquid investments. A Fund will not, however, acquire illiquid securities or investments if 15% of its net assets (10% for each of the Inflation Plus Fund and Money Market Fund) would consist of such securities or investments. Illiquid investments are ones that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. A Fund may not be able to sell illiquid securities or other investments when a sub-adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. A sale of illiquid securities or investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund's net asset value. In addition, issuers of restricted securities may not be subject to the disclosure requirements and other investor protection requirements that would be applicable if their securities were publicly traded. Each Fund may purchase certain restricted securities (known as Rule 144A securities) that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the respective Company's board of directors.

     Under current interpretations of the SEC Staff, the following types of investments in which a Fund may invest are considered illiquid: (1) repurchase agreements maturing in more than seven days, (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions), (3) option contracts, with respect to specific securities, not traded on a national securities exchange that are not readily marketable, and
(4) any other securities or investments in which a Fund may invest that are not readily marketable.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if a sub-adviser deems it advisable. Distributions attributable to any gains realized on such a sale would be taxable to shareholders. At the time a Fund makes the commitment to purchase securities on a when-issued basis, it records the transaction and thereafter reflects the value, each day, of the security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Floating Rate Fund may purchase or sell undrawn or delayed draw loans.

     DOLLAR ROLLS In connection with their ability to purchase securities on a when-issued or forward commitment basis, Advisers Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Short Duration Fund, Total Return Bond Fund and U.S. Government Securities Fund may enter into "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The benefits derived from the use of dollar rolls may depend, among other things, upon the ability of a sub-adviser, as appropriate, to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. Moreover, the entry into dollar rolls involves potential risks that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty may be restricted. Also, the value of the underlying security may change adversely before a Fund is able to purchase them, or a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may be otherwise available on the open market. Further, because the counterparty may deliver a similar, not identical, security, a Fund may be required to buy a security under the dollar roll that may be of less value than an identical security would have been.


OTHER INVESTMENT COMPANIES Each fund is permitted to invest in other investment companies, including investment companies which may not be registered under the 1940 Act, such as holding company depository receipts ("HOLDRs"), but not as part of its principal investment strategy. The funds of funds are permitted to invest in a combination of other Hartford mutual funds (the Underlying Funds) as part of their principal investment strategy. Securities in certain countries are currently accessible to the funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


          A fund's investments in investment companies may include various exchange-traded funds ("ETFs"), subject to the fund's investment objective, policies, and strategies as described in the prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

          ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a fund can generate brokerage expenses.


          Generally, a fund, other than a fund of funds with respect to the Underlying Funds, will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the fund, or (3) more than 5% of the fund's total assets would be invested in any one such investment company.


     REITS Each Fund, except U.S. Government Securities Fund, may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

     Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

     LENDING PORTFOLIO SECURITIES Subject to its investment restrictions set forth under "Investment Objectives and Policies", each of the Funds may lend its portfolio securities to broker-dealers and other institutions as a means of earning interest income. The borrower is required to deposit as collateral and maintain in a segregated account, liquid securities that at all times will be at least equal to 100% of the market value of the loaned securities. Subject to guidelines approved by the boards of directors, the Funds may use or invest any cash collateral at their own risk and for their own benefit. While the securities are on loan, the borrower will pay the respective Fund any income accruing thereon.

     Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. The Funds may lend securities only if: (1) each loan is fully secured by appropriate collateral at all times, and (2) the value of all securities loaned by a Fund is not more than 33.33% of the Fund's total assets taken at the time of the loan (including collateral received in connection with any loans).

     ASSET COVERAGE To the extent required by SEC guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting position for the same type of financial asset, or
(2) cash or liquid securities, designated on the Fund's books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

     BORROWING Each Fund may borrow money to the extent set forth under "Investment Objectives and Policies." The Funds do not intend to borrow for leverage purposes, except as may be set forth under "Investment Objectives and Policies." Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

     OTHER DERIVATIVES AND STRUCTURED INVESTMENTS The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may enter into total return swaps and credit default swaps as well as instruments that have a greater or lesser credit risk than the security or loan underlying that instrument. If these strategies do not work as intended, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may not achieve their goal.

     The Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may obtain exposure to fixed and floating rate bonds and loans and baskets of fixed and floating rate bonds and loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. Hartford Investment Management reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest in derivative instruments known as the Dow Jones CDX ("CDX") or other similarly structured products. CDXs are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in CDXs involves many of the risks associated with investments in derivative instruments discussed generally above. See Swap Agreements.

     The Funds (other than the Money Market Fund) may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

     The Funds (other than the Money Market Fund) may also invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected debt obligations or debt or equity securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured investments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by the application of a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     The Funds (other than the Money Market Fund) may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of a Fund's portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the Funds believe that currently most structured instruments are illiquid. Like other sophisticated strategies, a Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Funds, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if a Fund uses structured instruments to reduce the duration of a Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

     The Funds (other than the Money Market Fund) may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples included TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of such Fund.

     Investments in these structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.


     The portfolio turnover rate for the Inflation Plus Fund was significantly higher in fiscal year 2006 than in fiscal year 2005 primarily because of a more active investment management style. The portfolio turnover rate for the Small Company Fund was significantly higher in fiscal year 2006 than in fiscal year 2005 primarily because of the addition of HIMCO as a sub-adviser. The portfolio turnover rate for the Total Return Bond Fund was significantly higher in fiscal year 2006 than in fiscal year 2005 primarily because of a shift toward a more active investment management style. The portfolio turnover rate for the U.S. Government Securities Fund was significantly higher in fiscal year 2006 than in fiscal year 2005 primarily to capitalize on trade opportunities in a ranged-bound market.



     DISCLOSURE OF PORTFOLIO HOLDINGS The Funds will disclose their complete calendar month-end portfolio holdings on the Funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The Funds also will disclose on the Funds' website no earlier than 15 days after the end of each month (i) the five issuers that together constitute the largest portion of each Fund's assets (in the case of Funds that invest only in fixed income instruments); or (ii) each Fund's largest ten holdings (in the case of other Funds). This information will remain accessible until the next schedule appears on the website.


     The Funds, the Funds' investment manager, the Funds' distributor (collectively "Hartford") or the Funds' investment sub-advisers ("sub-advisers") also disclose portfolio holdings on a more frequent basis as necessary in connection with the day-to-day operations and management of each Fund in accordance with the following requirements. Each portfolio holdings disclosure arrangement or practice must be approved in advance by the Funds' chief compliance officer, based on a finding that the applicable Fund has a legitimate business purpose for the arrangement or practice, and that it is in the best interests of Fund shareholders, and must be subject to an appropriate confidentiality agreement, approved by the Funds' chief compliance officer.

     Portfolio holdings are disclosed to the Funds' custodian, securities lending agents, independent registered public accounting firm, pricing service vendors and other persons who provide systems or software support in connection with Fund operations, including accounting, compliance support and pricing, to the extent they require access to such information in order to fulfill their contractual obligations to the Funds, and only in accordance with the above requirements.

     Portfolio holdings may also be disclosed to persons assisting the Funds or their sub-advisers in the voting of proxies and to the Funds' bank lenders. In connection with managing the Funds, the Funds' investment manager or sub-advisers may disclose the Funds' portfolio holdings to third-party vendors that provide analytical systems services to the Funds' investment manager or sub-advisers on behalf of the Funds, and to certain third party industry information vendors, institutional investment consultants, and asset allocation service providers. From time to time, the Funds may disclose portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation. With respect to each of these entities, portfolio holdings information will be released only in accordance with the above requirements.

     The Funds have entered into ongoing arrangements to disclose portfolio holdings to the following entities:


     ADP, Inc.
     Bank of America Lighthouse
     Bankers Systems, Inc.
     Bloomberg
     Bowne & Co., Inc. -- Financial printers
     Brown Brothers Harriman & Co. (Corporate Actions and Trade Confirmation) Class Action Claims Management
     Diversified Information Technologies
     Ernst & Young LLP (the Funds' Independent Registered Public Accounting
        Firm)
     FactSet Research Systems, Inc.
     Glass Lewis
     Investment Technology Group
     J.P. Morgan
     Lipper Inc.
     Mathias & Carr
     Merrill Lynch, Pierce, Fenner & Smith
     State Street Bank and Trust Company (the Funds' Custodian)
     State Street Investment Manager Solutions
     Strategic Advisors, Inc.
     The Bank of New York
     The Goldman Sachs Trust Company, d/b/a Boston Global Advisors
     Wachovia Bank, N.A
     Wells Fargo Bank, N.A.



     Portfolio holdings are disclosed at various times to Lipper Inc. (on a monthly basis with a lag time of two days for certain services, and on a quarterly basis with a lag time of five days for certain other services) in order to fulfill its obligations to the Funds. Portfolio holdings are disclosed on an ongoing basis with a sixty day lag for Diversified Information Technologies. Portfolio holdings are disclosed on a daily basis to ADP, Inc., Bank of America Lighthouse, Bloomberg, Boston Global Advisors, Brown Brothers Harriman, FactSet Research Systems, Inc., Glass Lewis, State Street Bank and Trust Company, State Street Investment Manager Solutions, The Bank of New York, Wachovia Bank, and N.A., Wells Fargo Bank, N.A. (for certain Funds). Portfolio holdings are disclosed on a weekly basis to Investment Technology Group (for certain funds), with no lag time. Portfolio holdings are disclosed to J.P. Morgan, Bankers Systems, Inc., Class Action Claims Management, Mathias & Carr (for certain Funds) and Strategic Advisors, Inc. on a monthly basis, with lag times of five calendar days, two days, two days, zero days and fifteen business days, respectively. Portfolio holdings are disclosed to Merrill Lynch, Pierce, Fenner & Smith and Bowne & Co., Inc. on a quarterly basis, with lag times of five and ten business days, respectively. Portfolio holdings are disclosed to the Funds' independent registered public accounting firm at least annually and otherwise upon request as necessary to enable the Funds' independent registered public accounting firm to provide services to the Funds, with no lag time.


     Additionally, when purchasing and selling their portfolio securities through broker-dealers, requesting bids on securities, or obtaining price quotations on securities, the Funds may disclose one or more of their portfolio securities to the party effecting the transaction or providing the information. In these cases, the Funds' chief compliance officer may waive the requirement of a formal confidentiality agreement, based on a finding that the broker-dealer is otherwise subject by law to a duty to maintain the confidentiality of the information and not to trade on non-public information, and, to the knowledge of the Funds' chief compliance officer, has not misused the information in the past.

     Subject to the procedures described below, Hartford or its sub-advisers may provide oral or written information ("portfolio commentary") about the Funds, including, but not limited to, how a Fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Hartford or its sub-advisers may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, beta, duration, maturity, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, tracking error, weighted average quality, market capitalization, percent debt to equity, dividend yield or growth, default rate, portfolio turnover, risk and style characteristics or other similar information. This portfolio commentary and statistical information about a Fund may be based on a Fund's most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in a Fund, persons considering investing in a Fund or representatives of such shareholders or potential shareholders, such as financial intermediaries and fiduciaries of a 401(k) plan or a trust and their advisers. The content and nature of the information provided to each of these persons may differ.

     In advance of Hartford or any sub-adviser providing "portfolio commentary" or "statistical information," the proposed arrangement or practice must be approved by the Funds' chief compliance officer upon a finding that such arrangement/practice is for a legitimate business purpose and in the best interests of Fund shareholders. If the arrangement involves disclosure of "portfolio holdings information" within the meaning of the SEC rules, disclosure of such information must be approved by the Funds' chief compliance officer in accordance with the standards described above for disclosing portfolio holdings information.

     Hartford and its sub-advisers have implemented procedures reasonably designed to ensure that (1) any disclosure of the Funds' portfolio securities is made pursuant to a practice or arrangement approved by the Funds' chief compliance officer; (2) personnel who are in a position to disclose Fund portfolio holdings are appropriately trained to comply with the Fund's policies regarding the disclosure of portfolio holdings and (3) each decision to approve a proposed disclosure arrangement or practice by the appropriate parties is documented in reasonable detail by the applicable Fund's chief compliance officer or his/her designee.

     In no event will the Hartford or its sub-advisers or any affiliate thereof be permitted to receive compensation or other consideration in connection with the disclosure of Fund portfolio holdings.

     The Funds' chief compliance officer will exercise oversight of disclosures of the Funds' portfolio holdings. It is the duty of the Funds' chief compliance officer to ensure that all disclosures of the portfolio holdings of a Fund are for a legitimate business purpose and in the best interests of such Fund's shareholders, and in accordance with appropriate confidentiality arrangements. The Funds' chief compliance officer is also responsible for addressing conflicts of interest between the interests of Fund shareholders, on the one hand, and the interests of the Funds' investment manager, investment sub-advisers, principal underwriter, or any affiliated person of the Funds, their investment manager, investment sub-advisers, or their principal underwriter, on the other. Every violation of the portfolio holdings disclosure policy must be reported to the Funds' chief compliance officer.

     The Boards of Directors of the Funds review and approve the Funds' policy on disclosure of portfolio holdings. The chief compliance officer of the investment manager will provide summaries of all newly approved portfolio holdings disclosure arrangements and practices, including information about the identities of the parties receiving such information, the reason for the disclosure, and the confidentiality agreements in place, to the Boards of Directors of the Funds at the next occurring regular Board meeting. The chief compliance officer of the Funds and of the investment manager are responsible for reporting exceptions to and violations of this policy to the Boards of Directors of the Funds at the next occurring regular Board meeting. There can be no assurance, however, that the Funds' portfolio holdings disclosure policy will prevent the misuse of such information by individuals or firms that receive such information.

                                 FUND MANAGEMENT

     Each Company has a board of directors, who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the directors. With respect to the funds of funds, if the interests of a fund of funds and an Underlying Fund were to diverge, a conflict of interest could arise and affect how the directors fulfill their fiduciary duties to the affected Funds. HIFSCO has structured the funds of funds to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, HIFSCO and the directors would take reasonable steps to minimize and, if possible, eliminate the conflict.

     The following tables set forth various information about the directors and officers of the Companies. The first table relates to those directors who are deemed not to be "interested persons" of the Companies, as that term is defined in the 1940 Act (i.e., "non-interested directors"), while the second table provides information about the Companies' "interested" directors and the Companies' officers.

NON-INTERESTED DIRECTORS


                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                              TERM OF                                     IN FUND
                               POSITION     OFFICE* AND                                   COMPLEX           OTHER
                              HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY     DIRECTORSHIPS
  NAME, AGE AND ADDRESS      EACH COMPANY   TIME SERVED       DURING PAST 5 YEARS         DIRECTOR     HELD BY DIRECTOR
-------------------------   -------------   -----------   ---------------------------   -----------   -----------------
LYNN S. BIRDSONG (1)        Director        Since 2003    Since 1981, Mr. Birdsong          87        Mr. Birdsong is a
(age 60)                                                  has been a partner in                       Director of The
c/o Hartford Mutual Funds                                 Birdsong Company, an                        Japan Fund.
P.O. Box 2999                                             advertising specialty
Hartford, CT 06104-2999                                   firm. Since 2003, Mr.
                                                          Birdsong has been an
                                                          independent director of
                                                          The Japan Fund. From 2003
                                                          to March 2005, Mr.
                                                          Birdsong was an
                                                          independent director of
                                                          the Atlantic Whitehall
                                                          Funds. From 1979 to 2002,
                                                          Mr. Birdsong was a
                                                          managing director of
                                                          Zurich Scudder
                                                          Investments, an investment
                                                          management firm. During
                                                          his employment with
                                                          Scudder, Mr. Birdsong was
                                                          an interested director of
                                                          The Japan Fund. Mr.
                                                          Birdsong is also a
                                                          Director of The Hartford
                                                          Income Shares Fund, Inc.,
                                                          Hartford Series Fund, Inc.
                                                          and Hartford HLS Series
                                                          Fund II, Inc.

ROBERT M. GAVIN             Director and    Director      Dr. Gavin is an                   87               N/A
(age 66)                    Chairman of     since         educational consultant.
c/o Hartford Mutual Funds   the Board       2002(2)       Prior to September 1,
P.O. Box 2999                               Director      2001, he was President of
Hartford, CT 06104-2999                     since         Cranbrook Education
                                            1986(3)       Community; and prior to
                                            Chairman of   July 1996, he was
                                            the Board     President of Macalester
                                            for each      College, St. Paul,
                                            Company       Minnesota. Dr. Gavin is
                                            since 2004    also a Director and
                                                          Chairman of the Board of
                                                          Directors of The Hartford
                                                          Income Shares Fund, Inc.,
                                                          Hartford Series Fund, Inc.
                                                          and Hartford HLS Series
                                                          Fund II, Inc.

DUANE E. HILL               Director        Since         Mr. Hill is a Partner of          87               N/A
(age 61)                                    2001(2)       TSG Ventures L.P., a
c/o Hartford Mutual Funds                   Since         private equity investment
P.O. Box 2999                               2002(3)       company that invests
Hartford, CT 06104-2999                                   primarily in
                                                          minority-owned small
                                                          businesses. Mr. Hill is a
                                                          former partner of TSG
                                                          Capital Group, a private
                                                          equity investment firm
                                                          that serves as sponsor and
                                                          lead investor in leveraged
                                                          buyouts of middle market
                                                          companies. Mr. Hill is
                                                          also a Director of The
                                                          Hartford Income Shares
                                                          Fund, Inc., Hartford
                                                          Series Fund, Inc. and
                                                          Hartford HLS Series Fund
                                                          II, Inc.

SANDRA S. JAFFEE            Director        Since 2005    Ms. Jaffee is Chief               87               N/A
(age 65)                                                  Executive Officer of
c/o Hartford Mutual Funds                                 Fortent (formerly
P.O. Box 2999                                             Searchspace Group), a
Hartford, CT 06104-2999                                   leading provider of
                                                          compliance/regulatory
                                                          technology to financial
                                                          institutions. Ms. Jaffee
                                                          served as an Entrepreneur
                                                          in Residence with Warburg
                                                          Pincus, a private equity
                                                          firm, from August 2004 to
                                                          August 2005. From
                                                          September 1995 to July
                                                          2004, Ms. Jaffee served as
                                                          Executive Vice President
                                                          at Citigroup, where she
                                                          was President and CEO of
                                                          Citibank's Global
                                                          Securities Services
                                                          (1995-2003). Ms Jaffee is
                                                          also a Director of The
                                                          Hartford Income Shares
                                                          Fund, Inc., Hartford
                                                          Series Fund, Inc. and
                                                          Hartford HLS Series Fund
                                                          II, Inc.

WILLIAM P. JOHNSTON         Director        Since 2005    In June 2006, Mr. Johnston        87        Mr. Johnston is
(age 62)                                                  was appointed as Senior                     Chairman of the
c/o Hartford Mutual Funds                                 Advisor to The Carlyle                      Board of
P.O. Box 2999                                             Group, a global private                     Directors of
Hartford, CT 06104-2999                                   equity investment firm. In                  Renal Care
                                                          May 2006, Mr. Johnston was                  Group,Inc.
                                                          elected to the Supervisory
                                                          Board of Fresenius Medical
                                                          Care AG & Co. KGaA, after
                                                          its acquisition of Renal
                                                          Care Group, Inc. in March
                                                          2006. Mr. Johnston joined
                                                          Renal Care Group in
                                                          November 2002 as a member
                                                          of the Board of Directors
                                                          and served as Chairman of
                                                          the Board from March 2003
                                                          through March 2006. From
                                                          September 1987 to December
                                                          2002, Mr. Johnston was
                                                          with Equitable Securities
                                                          Corporation (and its
                                                          successors, SunTrust
                                                          Equitable Securities and
                                                          SunTrust Robinson
                                                          Humphrey) serving in
                                                          various investment banking
                                                          and managerial positions,
                                                          including Managing
                                                          Director and Head of
                                                          Investment Banking, Chief
                                                          Executive Officer and Vice
                                                          Chairman. Mr. Johnston is
                                                          also a Director of The
                                                          Hartford Mutual Funds II,
                                                          Inc., The Hartford Income
                                                          Shares Fund, Inc.,
                                                          Hartford Series Fund, Inc.
                                                          and Hartford HLS Series
                                                          Fund II, Inc.

PHILLIP O. PETERSON         Director        Since         Mr. Peterson is a mutual          87        Mr. Peterson is a
(age 62)                                    2002(2)       fund industry consultant.                   Director of the
c/o Hartford Mutual Funds                   Since         He was a partner of KPMG LLP                William Blair
P.O. Box 2999                               2000(3)       until 1999. Mr. Peterson                    Funds.
Hartford, CT 06104-2999                                   joined William Blair Funds
                                                          in February 2007 as a member
                                                          of their board of directors.
                                                          From January 2004 to April
                                                          2005, Mr. Peterson served
                                                          as Independent President
                                                          of the Strong Mutual
                                                          Funds. Mr. Peterson is
                                                          also a Director of The
                                                          Hartford Income Shares
                                                          Fund, Inc., Hartford
                                                          Series Fund, Inc. and
                                                          Hartford HLS Series Fund
                                                          II, Inc.

LEMMA W. SENBET             Director        Since 2005    Dr. Senbet is the William         87               N/A
(age 60)                                                  E. Mayer Chair Professor
c/o Hartford Mutual Funds                                 of Finance at the
P.O. Box 2999                                             University of Maryland,
Hartford, CT 06104-2999                                   Robert H. Smith School of
                                                          Business. He was chair of
                                                          the Finance Department
                                                          during 1998-2006.
                                                          Previously he was an
                                                          endowed professor of
                                                          finance at the University
                                                          of Wisconsin-Madison.
                                                          Also, Dr. Senbet was
                                                          director of the Fortis
                                                          Funds from March 2000
                                                          until July 2002. Professor
                                                          Senbet served the finance
                                                          profession in various
                                                          capacities, including as
                                                          director of the American
                                                          Finance Association and
                                                          President of the Western
                                                          Finance Association. Dr.
                                                          Senbet is also a Director
                                                          of The Hartford Income
                                                          Shares Fund, Inc.,
                                                          Hartford Series Fund, Inc.
                                                          and Hartford HLS Series
                                                          Fund II, Inc.






(1) Lynn Birdsong held a beneficial interest in the common stock of Wachovia Corporation ("Wachovia") at the same time that an affiliate of Wachovia served as a sub-adviser to the Select SmallCap Value Fund Fund. Metropolitan West Capital Management, LLC ("MetWest Capital"), a sub-adviser to the Select SmallCap Value Fund, was acquired by Wachovia effective June 6, 2006. Mr. Birdsong had beneficial interest in the Wachovia stock at that time, but the stock was sold on October 31, 2006. The value of this stock (as of October 31, 2006) was $150,093. Because of this beneficial interest, Mr. Birdsong is not considered an independent director with respect to the Select SmallCap Value Fund for the period June 6, 2006 through October 31, 2006.



     Mr. Birdsong held a beneficial interest in the common stock of Prudential Financial, Inc. ("Prudential"), an affiliate of Jennison Associates LLC ("Jennison"), who is a sub-adviser for the Select SmallCap Growth Fund. On May 4, 2005, the Board approved Jennison as a sub-adviser, and the Fund commenced operations on September 29, 2005. As of December 31, 2006, the Prudential stock in which Mr. Birdsong held a beneficial interest had a value of $44,703. Because of this beneficial interest, Mr. Birdsong is not considered an independent director with respect to the Select SmallCap Growth Fund from May 4, 2005 through the Fund's liquidation date, which is expected to be March 30, 2007.






(2)  For The Hartford Mutual Funds, Inc.






(3)  For The Hartford Mutual Funds II, Inc.

* Term of Office: Each director may serve until his or her successor is elected and qualifies.

OFFICERS AND INTERESTED DIRECTORS


                                                                                                  NUMBER
                                                                                                    OF
                                                                                                PORTFOLIOS
                                                                                                  IN FUND
                                               TERM OF                                            COMPLEX
                               POSITION      OFFICE* AND                                         OVERSEEN            OTHER
                              HELD WITH       LENGTH OF       PRINCIPAL OCCUPATION(S) DURING        BY           DIRECTORSHIPS
  NAME, AGE AND ADDRESS      EACH COMPANY    TIME SERVED               PAST 5 YEARS              DIRECTOR       HELD BY DIRECTOR
-------------------------   -------------   -------------   ---------------------------------   ----------   ---------------------
THOMAS M. MARRA**           Director        Since 2002      Mr. Marra is President and Chief        87       Mr. Marra is a member
(age 48)                                                    Operating Officer of Hartford                    of the Board of
c/o Hartford Mutual Funds                                   Life, Inc. He is also a member of                Directors of The
P.O. Box 2999                                               the Board of Directors and a                     Hartford.
Hartford, CT 06104-2999                                     member of the Office of the
                                                            Chairman for The Hartford
                                                            Financial Services Group, Inc.
                                                            ("The Hartford"), the parent
                                                            company of Hartford Life. Mr.
                                                            Marra was named President of
                                                            Hartford Life in 2001 and COO in
                                                            2000, and served as Director of
                                                            Hartford Life's Investment
                                                            Products Division from 1998 to
                                                            2000. Mr. Marra is also a
                                                            Managing Member and President of
                                                            Hartford Investment Financial
                                                            Services, LLC ("HIFSCO") and HL
                                                            Investment Advisors, LLC ("HL
                                                            Advisors"). Mr. Marra served as
                                                            Chairman of the Board of the
                                                            Companies from 2002 to 2004. He
                                                            currently also serves as a
                                                            Director of The Hartford Income
                                                            Shares Fund, Inc., Hartford
                                                            Series Fund, Inc. and Hartford
                                                            HLS Series Fund II, Inc. and
                                                            served as Chairman of the Board
                                                            of these companies from 2002 to
                                                            2004.

LOWNDES A. SMITH**          Director        Since           Mr. Smith served as Vice Chairman       87       Mr. Smith is a
(age 67)                                    1996(1)         of The Hartford from February                    Director of White
c/o Hartford Mutual Funds                   Since 2002(2)   1997 to January 2002, as                         Mountains Insurance
P.O. Box 2999                                               President and Chief Executive                    Group, Ltd.
Hartford, CT 06104-2999                                     Officer of Hartford Life, Inc.
                                                            from February 1997 to January
                                                            2002, and as President and Chief
                                                            Operating Officer of The Hartford
                                                            Life Insurance Companies from
                                                            January 1989 to January 2002. Mr.
                                                            Smith is also a Director of The
                                                            Hartford Income Shares Fund,
                                                            Inc., Hartford Series Fund, Inc.
                                                            and Hartford HLS Series Fund II,
                                                            Inc.

DAVID M. ZNAMIEROWSKI**     President,      Director        Mr. Znamierowski currently serves        87               N/A
(age 46)                    Chief           Since           as President of Hartford
c/o Hartford Mutual Funds   Executive       1999(1)         Investment Management Company
P.O. Box 2999               Officer(3)      Director        ("Hartford Investment
Hartford, CT 06104-2999     and Director    Since 2005(2)   Management"), Executive Vice
                                                            President and Chief Investment
                                                            Officer for The Hartford,
                                                            Hartford Life, Inc., and Hartford
                                                            Life Insurance Company. Mr.
                                                            Znamierowski is also a Managing
                                                            Member, Executive Vice President
                                                            and Chief Investment Officer of
                                                            HIFSCO and HL Advisors. In
                                                            addition, Mr. Znamierowski serves
                                                            as a Director of Hartford Series
                                                            Fund, Inc. and Hartford HLS
                                                            Series Fund II, Inc., and as
                                                            President and Chief Executive
                                                            Officer of The Hartford Income
                                                            Shares Fund, Inc., Hartford
                                                            Series Fund, Inc. and Hartford
                                                            HLS Series Fund II, Inc.

ROBERT M. ARENA, JR.        Vice            Since 2006      Mr. Arena serves as Senior Vice         N/A               N/A
(age 38)                    President                       President of Hartford Life and
c/o Hartford Mutual Funds                                   heads its Retail Product
P.O. Box 2999                                               Management Group in the U.S.
Hartford, CT 06104-2999                                     Wealth Management Division. Prior
                                                            to joining The Hartford in 2004,
                                                            he was Senior Vice President in
                                                            charge of Product Management for
                                                            American Skandia/Prudential in
                                                            the individual annuities
                                                            division. Mr. Arena had joined
                                                            American Skandia in 1996.
                                                            Previously, he was with Paul
                                                            Revere Insurance Group in its
                                                            group insurance division. In
                                                            addition, Mr. Arena is Vice
                                                            President of The Hartford Income
                                                            Shares Fund, Inc., Hartford
                                                            Series Fund, Inc. and Hartford
                                                            HLS Series Fund II, Inc.

TAMARA L. FAGELY            Vice            Since           Ms. Fagely has been Vice                N/A               N/A
(age 48)                    President,      2002(1)         President of HASCO since 1998 and
c/o Hartford Mutual Funds   Controller      Since 1993(2)   Chief Financial Officer since
500 Bielenberg Drive        and Treasurer                   2006. Currently, Ms. Fagely is a
Woodbury, MN 55125                                          Vice President of Hartford Life.
                                                            She served as Assistant Vice
                                                            President of Hartford Life from
                                                            December 2001 through May 2005.
                                                            In addition, Ms. Fagely is
                                                            Controller of HIFSCO and Vice
                                                            President, Controller and
                                                            Treasurer of The Hartford Income
                                                            Shares Fund, Inc., Hartford
                                                            Series Fund, Inc. and Hartford
                                                            HLS Series Fund II, Inc.

SUSAN FLEEGE                                Since 2005      Ms. Fleege has served as Chief          N/A               N/A
(age 47)                                                    Compliance Officer for Hartford
c/o Hartford Mutual Funds   AML                             Administrative Services Company
P.O. Box 2999               Compliance                      since 2005 and Hartford Investor
Hartford, CT 06104-2999     Officer                         Company, LLC since 2006. Prior to
                                                            joining Hartford Life in 2005,
                                                            Ms. Fleege was Counsel for
                                                            Ameriprise Financial Corporation
                                                            from 2000 to 2005. In addition,
                                                            Ms. Fleege serves as AML
                                                            Compliance Officer for The
                                                            Hartford Income Shares Fund,
                                                            Inc., Hartford Series Fund, Inc.
                                                            and Hartford HLS Series Fund II,
                                                            Inc.

THOMAS D. JONES III         Vice            Since 2006      Mr. Jones joined Hartford Life as       N/A               N/A
(age 42)                    President                       Vice President and Director of
c/o Hartford Mutual Funds   and Chief                       Securities Compliance in 2006
P.O. Box 2999               Compliance                      from SEI Investments, where he
Hartford, CT 06104-2999     Officer                         served as Chief Compliance
                                                            Officer for its mutual funds and
                                                            investment advisers. Prior to
                                                            joining SEI, Mr. Jones was First
                                                            Vice President and Compliance
                                                            Director for Merrill Lynch
                                                            Investment Managers (Americas)
                                                            ("MLIM"), where he worked from
                                                            1992-2004. In addition, Mr. Jones
                                                            is Vice President and Chief
                                                            Compliance Officer of The
                                                            Hartford Income Shares Fund,
                                                            Inc., Hartford Series Fund, Inc.
                                                            and Hartford HLS Series Fund II,
                                                            Inc.

EDWARD P. MACDONALD         Vice            Since 2005      Mr. Macdonald serves as Assistant       N/A               N/A
(age 39)                    President,                      General Counsel of The Hartford.
c/o Hartford Mutual Funds   Secretary                       Prior to joining The Hartford in
P.O. Box 2999               and Chief                       2005, Mr. Macdonald was Chief
Hartford, CT 06104-2999     Legal Officer                   Counsel, Investment Management,
                                                            with Prudential Financial
                                                            (formerly American Skandia
                                                            Investment Services, Inc.). He
                                                            joined Prudential in April 1999.
                                                            Additionally, Mr. Macdonald
                                                            serves as Vice President,
                                                            Secretary and Chief Legal Officer
                                                            for The Hartford Income Shares
                                                            Fund, Inc., Hartford Series Fund,
                                                            Inc. and Hartford HLS Series Fund
                                                            II, Inc.

VERNON J. MEYER             Vice            Since 2006      Mr. Meyer serves as Vice                N/A               N/A
(age 42)                    President                       President of Hartford Life and
c/o Hartford Mutual Funds                                   Director of its Investment
P.O. Box 2999                                               Advisory Group in the Investment
Hartford, CT 06104-2999                                     Products Division. Prior to
                                                            joining The Hartford in 2004, Mr.
                                                            Meyer served as Vice President
                                                            and managing director of
                                                            MassMutual, which he joined in
                                                            1987. In addition, Mr. Meyer is
                                                            Vice President of The Hartford
                                                            Income Shares Fund, Inc.,
                                                            Hartford Series Fund, Inc. and
                                                            Hartford HLS Series Fund II, Inc.

DENISE A. SETTIMI           Vice            Since 2005      Ms. Settimi currently serves as         N/A               N/A
(age 46)                    President                       Operations Officer of HASCO.
c/o Hartford Mutual Funds                                   Previously, Ms. Settimi was with
500 Bielenberg Drive                                        American Express Financial
Woodbury, MN 55125                                          Advisors, where she was Director
                                                            of Retirement Plan Services from
                                                            1997 to 2003. In addition, Ms.
                                                            Settimi is a Vice President of
                                                            The Hartford Income Shares Fund,
                                                            Inc., Hartford Series Fund, Inc.
                                                            and Hartford HLS Series Fund II,
                                                            Inc.

JOHN C. WALTERS             Vice            Since           Mr. Walters serves as Executive         N/A               N/A
(age 45)                    President       2000(1, 3)      Vice President and Director of
c/o Hartford Mutual Funds                   Since           the u.s. Wealth Management
P.O. Box 2999                               2001(2, 3)      Division of Hartford Life
Hartford, CT 06104-2999                                     Insurance Company. Mr. Walters is
                                                            also a Managing Member and
                                                            Executive Vice President of
                                                            HIFSCO and HL Advisors. In
                                                            addition, Mr. Walters is Vice
                                                            President of The Hartford Income
                                                            Shares Fund, Inc., Hartford
                                                            Series Fund, Inc. and Hartford
                                                            HLS Series Fund II, Inc.
                                                            Previously, Mr. Walters was with
                                                            First Union Securities.


(1)  For The Hartford Mutual Funds, Inc.

(2)  For The Hartford Mutual Funds II, Inc.

(3) Mr. Znamierowski has served as President of The Hartford Mutual Funds, Inc. from 1999 to date, as President of The Hartford Mutual Funds II, Inc. from 2001 to date, and as Chief Executive Officer of the Companies from 2005 to date, with the exception of February 1, 2005 to March 27, 2005, when Mr. Walters served in those capacities.










* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

** "Interested person", as defined in the 1940 Act, of the Company because of the person's affiliation with, or equity ownership of, HIFSCO, Hartford

     Investment Management or affiliated companies.

     STANDING COMMITTEES. Each board of directors has established an Audit Committee, a Compliance Committee, an Investment Committee, a Litigation Committee and a Nominating Committee.

     Each Audit Committee currently consists of the following non-interested directors: Robert M. Gavin, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson. Each Audit Committee (i) oversees the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the applicable board of directors in its oversight of the qualifications, independence and performance of the Funds' independent registered public accounting firm; the quality, objectivity and integrity of the Funds' financial statements and the independent audit thereof; and the performance of the Fund's internal audit function, and (iii) acts as a liaison between the Funds' independent registered public accounting firm and the respective full board. The Funds' independent registered accounting firm reports directly to the Audit Committees. The Audit Committees regularly report to the Boards of Directors.

     Each Compliance Committee currently consists of Robert M. Gavin, Sandra S. Jaffee, William P. Johnston, Thomas M. Marra and Phillip O. Peterson. Each Compliance Committee assists the applicable board in its oversight of the implementation by the Funds of policies and procedures that are reasonably designed to prevent the Funds from violating the Federal Securities Laws.

     Each Investment Committee currently consists of Lynn S. Birdsong, Duane E. Hill, Lemma W. Senbet, Lowndes A. Smith and David M. Znamierowski. Each Investment Committee, which was established on February 1, 2005, assists the applicable board in its oversight of the Funds' investment performance and related matters.

     Each Litigation Committee consists of the following non-interested directors: Lynn S. Birdsong, Duane E. Hill and Sandra S. Jaffee. Each Litigation Committee, which was established on April 26, 2004, manages any legal actions that are brought by, on behalf of or against the Funds, their respective boards and/or their non-interested directors.

     Each Nominating Committee currently consists of all non-interested directors of the funds: Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra
S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma Senbet. Each Nominating Committee screens and selects candidates to the applicable board of directors. Each Nominating Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria.


     During the Fiscal year ended October 31, 2006, the above referenced committees of each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. met the following number of times: Audit Committee - six times, Investment Committee - six times, Nominating Committee - four times and the Compliance Committee four times. The Litigation Committee did not meet during this time period.



     All directors and officers of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. are also directors and officers of three other registered investment companies in the fund complex, which is comprised of those investment companies for which HIFSCO or HL Investment Advisors, LLC serves as investment adviser.

     The following table discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2006 (i) in each Fund and
(ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies.

NON-INTERESTED DIRECTORS


                                                                                            AGGREGATE DOLLAR RANGE
                                                                                            OF EQUITY SECURITIES IN
                                                                                           ALL REGISTERED INVESTMENT
                                                                                               COMPANIES OVERSEEN
                                        DOLLAR RANGE OF EQUITY SECURITIES                   BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                                   IN THE FUND                                INVESTMENT COMPANIES
----------------        ----------------------------------------------------------------   -------------------------
Lynn S. Birdsong        The Hartford Capital Appreciation II Fund       $50,001-$100,000         Over $100,000
                        The Hartford Equity Income Fund                  $10,001-$50,000
                        The Hartford Global Leaders Fund                $50,001-$100,000
                        The Hartford Money Market Fund                     $1-$10,000
                        The Hartford Stock Fund                         $50,001-$100,000
                        The Hartford Total Return Fund                   $10,001-$50,000

Dr. Robert M. Gavin     The Hartford Balanced Allocation Fund            $10,001-$50,000         Over $100,000
                        The Hartford Global Leaders Fund                $50,001-$100,000
                        The Hartford Growth Fund                          Over $100,000
                        The Hartford Growth Opportunities Fund            Over $100,000
                        The Hartford Money Market Fund                   $10,001-$50,000
                        The Hartford Total Return Fund                   $10,001-$50,000

Duane E. Hill           None                                                                          None

Sandra S. Jaffee        None                                                                          None

William P. Johnston     None                                                                          None

Phillip O. Peterson     The Hartford Capital Appreciation II Fund        $10,001-$50,000        $50,001-$100,000
                        The Hartford Global Technology Fund              $10,001-$50,000

Lemma W. Senbet         None                                                                          None


INTERESTED DIRECTORS


                                                                                            AGGREGATE DOLLAR RANGE
                                                                                            OF EQUITY SECURITIES IN
                                                                                           ALL REGISTERED INVESTMENT
                                                                                               COMPANIES OVERSEEN
                                        DOLLAR RANGE OF EQUITY SECURITIES                   BY DIRECTOR IN FAMILY OF
NAME OF DIRECTOR                                   IN THE FUND                                INVESTMENT COMPANIES
----------------        ----------------------------------------------------------------   -------------------------
Thomas M. Marra         The Hartford Capital Appreciation Fund            Over $100,000          Over $100,000
                        The Hartford Capital Appreciation II Fund         Over $100,000
                        The Hartford Dividend and Growth Fund             Over $100,000

                        The Hartford Focus Fund                           Over $100,000
                        The Hartford Global Leaders Fund                  Over $100,000
                        The Hartford High Yield Fund                      Over $100,000
                        The Hartford International Opportunities Fund      $1-$10,000
                        The Hartford MidCap Fund                          Over $100,000
                        The Hartford Small Company Fund                   Over $100,000
                        The Hartford Stock Fund                           Over $100,000
                        The Hartford Tax-Free National                    Over $100,000

Lowndes A. Smith        The Hartford Advisers Fund                      $10,001-$50,000          Over $100,000
                        The Hartford Capital Appreciation Fund            Over $100,000
                        The Hartford Global Health Fund                 $50,001-$100,000
                        The Hartford Global Leaders Fund                $50,001-$100,000
                        The Hartford Global Technology Fund              $10,001-$50,000
                        The Hartford International Opportunities Fund    $10,001-$50,000
                        The Hartford MidCap Fund                        $50,001-$100,000
                        The Hartford Small Company Fund                 $50,001-$100,000

David M. Znamierowski   The Hartford High Yield Fund                    $10,001-$50,000         $10,001-$50,000


     COMPENSATION OF OFFICERS AND DIRECTORS Neither Company pays salaries or compensation to any of its officers or directors who are employed by The Hartford. The chart below sets forth the compensation paid by each Company to the following directors for the fiscal year ended October 31, 2006 and certain other information.

                                                                   PENSION OR                             TOTAL
                                                 AGGREGATE         RETIREMENT                       COMPENSATION FROM
                            AGGREGATE        COMPENSATION FROM      BENEFITS                            THE FUNDS
                        COMPENSATION FROM       THE HARTFORD       ACCRUED AS    ESTIMATED ANNUAL        AND FUND
   NAME OF PERSON,     THE HARTFORD MUTUAL    MUTUAL FUNDS II,      PART OF        BENEFITS UPON       COMPLEX PAID
      POSITION             FUNDS, INC.              INC.         FUND EXPENSES      RETIREMENT        TO DIRECTORS*
--------------------   -------------------   -----------------   -------------   ----------------   -----------------
Lynn S. Birdsong,            $56,544              $5,874               $0               $0               $160,500
Director(1)
Dr. Robert M. Gavin,         $74,335              $7,723               $0               $0               $211,000

Director
Duane E. Hill,               $53,373              $5,545               $0               $0               $151,500
Director
Sandra S. Jaffee,            $46,856              $4,868               $0               $0               $133,000
Director(2)
William P. Johnston,         $53,197              $5,527               $0               $0               $151,000
Director(3)
Phillip O. Peterson,         $54,166              $5,627               $0               $0               $153,750
Director
Lemma W. Senbet,             $50,379              $5,234               $0               $0               $143,000
Director(5)
Lowndes A. Smith,            $52,493              $5,453               $0               $0               $149,000
Director

* As of October 31, 2006, five registered investment companies in the Complex paid compensation to the directors.

     The sales load for Class A and Class L shares of the Funds is waived for present and former officers, directors and employees of the Companies, The Hartford, the sub-advisers, the transfer agent and their affiliates. Such waiver is designed to provide an incentive for individuals that are involved and affiliated with the Funds and their operations to invest in the Funds.

     Each Company's Articles of Incorporation provide that the Company to the full extent permitted by Maryland law and the federal securities laws shall indemnify the directors and officers of the Company. The Articles of Incorporation do not authorize the Companies to indemnify any director or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


As of January 31, 2007 the officers and directors of each Company as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund. As of that date, the following persons held an interest in the following Funds equal to 5% or more of outstanding shares of a class:



                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
ADVISERS FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      56.45%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                18.13%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                           7.77%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                                  9.71%
New York, NY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                            92.58%
Woodbury, MN

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
AGGRESSIVE GROWTH ALLOCATION FUND

Hartford Life Insurance Company
Separate Accounts 401K Business               16.65%
Hartford CT

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      15.47%
Maryland Hts. MO

Edward D Jones & Co
Attn:  Mutual Fund Shareholder Accounting                5.45%
Maryland Hts MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration
Jacksonville, FL                                                  11.15%

Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                    100%

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

BALANCED ALLOCATION FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO                              33.18%

Hartford Life Insurance Company
Separate Accounts 401k Business
Hartford CT                                    7.85%

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                11.99%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                          9.62%
Jacksonville, FL

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

BALANCED INCOME FUND

Hartford Life Insurance Company
Attn: Mark Strogoff                           63.99%
Hartford CT

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      24.46%
Maryland Hts. MO

Hartford Life Insurance Company
Attn: Mark Strogoff                                     47.21%
Hartford CT

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                31.30%
Maryland Hts. MO

NFS LLC FEBO
WM Financial Services Inc
FBO Miriam Scalf                                         8.98%
El Camino Village, CA

Hartford Life Insurance Company
Attn: Mark Strogoff                                               30.25%
Hartford CT

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                          12.37%
Maryland Hts. MO

Alphones G Strelbicki &
Rose M Strelbicki
FBO Alphonse & Rose Strelbicki                                     9.86%
Rev Trust
Burlington WI

Mary Elizabeth Jones                                               8.65%
Humboldt TN

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                          99.99%
Hartford CT

CAPITAL APPRECIATION FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      28.61%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                      6.72%
Jacksonville, FL

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                15.46%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                        6.13%
New York, NY

Citigroup Global Markets Inc.
Attn: Peter Booth                                                15.33%
New York, NY

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                        12.30%
Jacksonville, FL

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN: Marilyn Orr                                                                                            27.39%
Woodbury, MN

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                            25.85%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
ATTN: Marilyn Orr                                                                                            21.73%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth
ATTN: Marilyn Orr                                                                                             8.77%
Woodbury, MN

CAPITAL APPRECIATION II FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      26.93%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                14.86%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                          8.59%
Jacksonville, FL

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

H L Investment Advisors
Attn: Marilyn Orr                                                                                           100.00%
Woodbury, MN

CONSERVATIVE ALLOCATION FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      28.31%
Maryland Hts. MO

Hartford Life Insurance Company
Separate Accounts 401K Business               11.71%
Hartford CT

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                 9.07%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                          8.24%
Jacksonville, FL

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

DISCIPLINED EQUITY FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder
Accounting                                    62.63%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder
Accounting                                              29.79%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder
Accounting                                                        11.48%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                                  7.42%
New York, NY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
ATTN: Marilyn Orr                                                                                            41.05%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN: Marilyn Orr                                                                                            27.49%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth
ATTN: Marilyn Orr                                                                                            19.33%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Conservative Alloc
ATTN: Marilyn Orr
Woodbury, MN                                                                                                 10.57%

DIVIDEND AND GROWTH FUND

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
Edward D. Jones & Co.
Attn: Mutual Fund Shareholder
Accounting                                    69.90%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder
Accounting                                              33.33%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder
Accounting                                                         8.76%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                                  7.29%
New York, NY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                            96.21%
Woodbury, MN

EQUITY INCOME FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      78.89%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                51.27%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                           8.13%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                                  6.53%
New York, NY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

State Street Bank & Trust Comm
EST Hartford Balanced Allocation
Attn: Marilyn Orr                                                                                            43.53%
Woodbury, MN

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
State Street Bank & Trust Cust
EST The Hartford Growth Allocation
ATTN: Marilyn Orr                                                                                            32.88%
Woodbury, MN

State Street Bank & Trust Comm
EST Hartford Conservative
Attn: Marilyn Orr                                                                                            12.77%
Woodbury, MN

State Street Bank & Trust Cust
EST Hartford  Aggressive
ATTN: Marilyn Orr                                                                                             9.12%
Woodbury, MN

FLOATING RATE FUND

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                     15.80%
Jacksonville, FL

Citigroup Global Markets Inc.
Attn: Peter Booth                              6.21%
New York, NY

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                               17.48%
Jacksonville, FL

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                         17.09%
Jacksonville, FL

Citigroup Global Markets Inc.
Attn: Peter Booth                                                 12.96%
New York, NY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

State Street Bank & Trust Comm
EST Hartford Balanced Allocation
Attn: Marilyn Orr                                                                                            75.49%
Woodbury, MN

State Street Bank & Trust Comm
EST Hartford Conservative
Attn: Marilyn Orr                                                                                            18.37%
Woodbury, MN

State Street Bank & Trust Comm
EST Hartford Income Alloc
Attn: Marilyn Orr                                                                                             5.12%
Woodbury, MN

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
FOCUS FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      33.18%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                15.72%
Maryland Hts. MO

Wellington Trust Co
FBO Wellington Ret & Pension Plan
Wellington                                                                                                  100.00%
Boston MA

GLOBAL COMMUNICATIONS FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      14.68%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                      11.76%
Jacksonville, FL

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration
Jacksonville, FL                                        22.51%

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting
Maryland Hts. MO                                         8.44%

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                         41.37%
Jacksonville, FL

Wellington Trust Co
FBO Wellington Ret & Pension Plan
Wellington                                                                                                  100.00%
Boston MA

GLOBAL FINANCIAL SERVICES FUND

H L Investment Advisors
Attn: Marilyn Orr                             38.77%
Woodbury, MN

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      25.33%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                13.45%
Maryland Hts. MO

UBS Financial Services Inc FBO
Carl Voce & Constantina Voce
TTEEs FBO Their Successor                                          7.99%
Voce Fam TR
Palos Verdes Est CA

Wellington Trust Co
FBO Wellington Ret & Pension Plan
Wellington                                                                                                  100.00%
Boston MA

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
GLOBAL HEALTH FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      25.09%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                15.91%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                         11.72%
Jacksonville, FL

Citigroup Global Markets Inc.
Attn: Peter Booth                                                  8.10%
New York, NY

William H Gates III and
Melinda French Gates Co Trustees
Bill & Melinda Gates Foundation                                                                              98.98%
Kirkland, WA

GLOBAL LEADERS FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      50.71%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                22.56%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                                  9.56%
New York, NY

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                           8.53%
Maryland Hts. MO

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                            42.03%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN: Marilyn Orr                                                                                            25.73%
Woodbury, MN

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr                                                                                             19.56%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth
ATTN: Marilyn Orr                                                                                             8.63%
Woodbury, MN

GLOBAL TECHNOLOGY FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      27.41%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                 9.29%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                                 12.52%
New York, NY

Wellington Trust Co
FBO Wellington Ret & Pension Plan
Wellington                                                                                                  100.00%
Boston MA

GROWTH FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      21.81%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                             5.33%
New York, NY

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                15.68%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                5.22%
Jacksonville, FL

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                         10.69%
Jacksonville, FL

Citigroup Global Markets Inc.
Attn: Peter Booth                                                  8.57%
New York, NY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
NFSC FEBO
FIIOC Agent FBO
Qualified Employee                                                                                           67.96%
Covington KY

John M. Petersen                                                                                             11.31%
Naples, FL

Ameriprise Trust Company FBP
Ameriprise Trust Retirement
Services Plan - Pooled                                                                                        9.44%
Minneapolis, MN

Charles Schwab & Co Inc
Special Custody Account
FBO Customers                                                                                                 8.30%
ATTN: Mutual Funds
San Francisco, CA

GROWTH ALLOCATION FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      23.74%
Maryland Hts. MO

Hartford Life Insurance Company
Separate Accounts 401K Business                7.95%
Hartford CT

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                 7.63%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                         10.27%
Jacksonville, FL

Citigroup Global Markets, Inc.
Attn: Peter Booth                                                  5.55%
New York NY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

GROWTH OPPORTUNITIES

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                     45.57%
Jacksonville, FL

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      10.80%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                 7.44%
Maryland Hts. MO

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
Citigroup Global Markets Inc.
Attn: Peter Booth                                        5.85%
New York, NY

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                         13.92%
Jacksonville, FL

Citigroup Global Markets Inc.
Attn: Peter Booth                                                 11.78%
New York, NY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN Marilyn Orr                                                                                             45.53%
Woodbury, MN

State Street Bank & Trust Cust
The Hartford Aggressive Growth
Attn: Marilyn Orr                                                                                            24.68%
Woodbury, MN

Trusty Partnership
C/O American Trust & Savings Bank
FBO Retirement Planning                                                                                      16.58%
Dubuque IA

ANB 400 & CO                                                                                                  5.81%
Amarillo TX

HIGH YIELD

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      41.54%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                22.11%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                           7.04%
Maryland Hts. MO

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
State Street Bank & Trust Cust
FBO The Hartford Income Alloc
ATTN Marilyn Orr                                                                                             82.22%
Woodbury, MN

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                            17.78%
Woodbury, MN

INCOME FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      51.54%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                20.70%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                         16.10%
Jacksonville, FL

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr                                                                                             77.10%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Conservative Alloc
ATTN Marilyn Orr                                                                                             16.33%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Income Alloc
ATTN Marilyn Orr                                                                                              5.30%
Woodbury, MN

INCOME ALLOCATION FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      56.15%
Maryland Hts. MO

Hartford Life Insurance Company
Separate Accounts 401K Business               10.69%
Hartford CT

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                20.76%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                          12.18%
Maryland Hts. MO

MLPF&S For The Sole Benefit Of
Its Customers
Attn Fund Administration                                           6.84%
Jacksonville FL

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

INFLATION PLUS FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting       7.76%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                              5.07%
New York, NY

Citigroup Global Markets Inc.
Attn: Peter Booth                                       10.78%
New York, NY

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                6.80%
Jacksonville, FL

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                         12.89%
Jacksonville, FL

Citigroup Global Markets Inc.
Attn: Peter Booth                                                  8.60%
New York, NY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr                                                                                             51.85%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN Marilyn Orr                                                                                             21.68%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Conservative Alloc
ATTN Marilyn Orr                                                                                             15.82%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Income Alloc
ATTN Marilyn Orr                                                                                              8.66%
Woodbury, MN

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
INTERNATIONAL CAPITAL APPRECIATION FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      51.31%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                20.09%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                        6.64%
New York, NY

Citigroup Global Markets Inc.
Attn: Peter Booth                                                 15.34%
New York, NY

KEY BANK NA CUST
RAINBOW HOSPITAL                                                                                             32.96%
CLEVELAND OH

NFSC FEBO
FIIOC AGENT FBO
QUALIFIED EMPLOYEE                                                                                           19.61%
PLANS 401K FINOPS-IC FUNDS
COVINGTON KY

PACIFIC LUTHERAN UNIVERSITY
Attn: FIOP                                                                                                   16.31%
TACOMA WA

KEYBANK NA
FBO UNIVERSITY CIRCLE INC                                                                                    14.67%
CLEVELAND OH

US BANK NA CUSTODIAN
FBO CAPINCO
VARIOUS OMNIBUS ACCOUNT                                                                                       9.77%
MILWAUKEE WI

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                             6.68%
Woodbury, MN

INTERNATIONAL OPPORTUNITIES  FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      56.33%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                18.28%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                                  5.14%
New York, NY

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                           5.05%
Maryland Hts. MO

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff
Hartford CT                                                                                          100%

State Street Bank & Trust Comm
EST Hartford Growth Allocation
Attn: Marilyn Orr
Woodbury, MN                                                                                                 36.13%

State Street Bank & Trust Cust
The Hartford Balanced Allocation
Attn: Marilyn Orr                                                                                            32.77%
Woodbury, MN

State Street Bank & Trust Cust
The Hartford Aggressive Growth
Attn: Marilyn Orr                                                                                            14.63%
Woodbury, MN

State Street Bank & Trust Cust
The Hartford Conservative Alloc
Attn: Marilyn Orr                                                                                             7.04%
Woodbury, MN

INTERNATIONAL SMALL COMPANY  FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      21.86%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                        8.61%
New York, NY

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                 7.61%
Maryland Hts. MO

MLPF&S For The Sole Benefit Of
Its Customers
Attn Fund Administration                                           6.74%
Jacksonville FL

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN Marilyn Orr                                                                                             35.02%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Balanced Allocation
ATTN Marilyn Orr                                                                                             31.68%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Aggressive Growth
ATTN Marilyn Orr                                                                                             14.19%
Woodbury, MN

MIDCAP FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      36.23%
Maryland Hts. MO

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                17.33%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                        5.92%
New York, NY

Citigroup Global Markets Inc.
Attn: Peter Booth                                                 11.11%
New York, NY

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                            71.13%
Woodbury, MN

Ameriprise Trust Co.
FBO Ameriprise Trust
Retirement Services Plan                                                                                      7.89%
Minneapolis, MN

Wellington Trust Co
FBO Wellington Ret & Pension Plan                                                                             6.90%
Boston MA

MIDCAP GROWTH FUND

Hartford Life Insurance Company
Attn: Mark Strogoff                           89.24%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                     71.57%
Hartford CT

US Bank National Assoc C/F
David E Yahnke                                           5.83%
Bloomfield IA

Hartford Life Insurance Company
Attn: Mark Strogoff                                               38.92%
Hartford CT

D A Davidson & Co Inc FBO
David R Gebo                                                      13.68%
Great Falls MT

Pershing LLC                                                       8.25%
Jersey City NJ

AG Edwards & Sons Cust FBO
Ronald Moreland                                                    7.97%
Cleveland TN

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                          99.99%
Hartford CT

MIDCAP VALUE FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      54.68%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                19.01%
Maryland Hts. MO

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
T Rowe Price Retirement Plan Svcs
FBO Retirement Plan Clients                                                                                    100%
Owings Mills MD

MONEY MARKET FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                 6.57%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                                  5.94%
New York, NY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

State Street Bank & Trust Cust
FBO The Hartford Income Alloc
ATTN Marilyn Orr                                                                                             82.89%
Woodbury, MN

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                            17.11%
Woodbury, MN

RETIREMENT INCOME FUND

FBO 403(B)(7) Premier Enterprise Product      42.26%
Hartford CT

H L Investment Advisors
Attn: Marilyn Orr                             33.94%
Woodbury, MN

Edward D Jones & Co
Attn:  Mutual Fund Shareholder Accounting     6.66%
Maryland Hts MO

H L Investment Advisors
Attn: Marilyn Orr                                       57.80%
Woodbury, MN

Edward D Jones & Co
Attn:  Mutual Fund Shareholder Accounting               20.77%
Maryland Hts MO

A G Edwards & Sons Inc
FBO Roy M Smeal                                          9.64%
Saint Louis Mo

US National Bank Assoc
Leonard A Menchaca                                       9.62%
El Paso TX

H L Investment Advisors
Attn: Marilyn Orr                                                 52.28%
Woodbury, MN

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
H&R Block Financial Advisors
Dime Building                                                     24.88%
Detroit MI

US Bank National Assoc C/F
Jason A Cipriani                                                   7.36%
Wallingford KY

US Bank National Assoc C/F
Wanda S Weaver                                                     5.37%
Wallingford KY

A G Edwards & Sons Cust
FBO Walter M Jarrell                                               5.32%
Spring TX

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

H L Investment Advisors
Attn: Marilyn Orr                                                                                           100.00%
Woodbury, MN

SELECT MIDCAP GROWTH FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      26.85%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                 8.89%
Maryland Hts. MO

H L Investment Advisors
Attn Marilyn Orr
Woodbury MN                                                                                                    100%

SELECT MIDCAP VALUE FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      20.72%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                17.05%
Maryland Hts. MO

H L Investment Advisors
Attn: Marilyn Orr                                                  8.46%
Woodbury, MN

State Street Bank & Trust Cust
Fbo Hartford Aggressive
Attn Marilyn Orr                                                                                             97.61%
Woodbury MN

SELECT SMALLCAP GROWTH FUND

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
H L Investment Advisors
Attn: Marilyn Orr                             77.51%
Woodbury, MN

H L Investment Advisors
Attn: Marilyn Orr                                       35.91%
Woodbury, MN

First Clearing LLC
Charles W Chappuis &
Carmelite B Chappuis                                     7.98%
Rayne La

H L Investment Advisors
Attn: Marilyn Orr                                                 29.75%
Woodbury, MN

First Clearing LLC
Tommy F Lejeune And
Cecile P Lejeune                                                   9.42%
Lake Charles LA

J J B Hilliard W L Lyons Inc
Infoproducts Corp                                                  7.31%
Louisville KY

Resources Trust Company
Fbo Jeffrey K Bennighof                                            6.48%
Denver CO

NFS LLC Febo
Vadak Ranganathan
Sobha Ranganathan                                                  5.46%
Springfield OH

H L Investment Advisors
Attn: Marilyn Orr                                                                                              100%
Woodbury, MN

SELECT SMALLCAP VALUE FUND

Hartford Life Insurance Company
Attn: Mark Strogoff                           98.04%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                     81.42%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                               88.01%
Hartford CT

State Street Bank & Trust Cust
EST Hartford Growth Allocaiton
Attn Marilyn Orr                                                                                             49.22%
Woodbury MN

State Street Bank & Trust Cust
EST Hartford Balanced Allocation
Attn Marilyn Orr                                                                                             24.88%
Woodbury MN

State Street Bank & Trust Cust
EST Hartford Aggressive
Attn Marilyn Orr                                                                                             20.68%
Woodbury MN

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
SHORT DURATION FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      16.39%
Maryland Hts MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                 5.35%
Maryland Hts MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                          7.88%
Jacksonville, FL

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr                                                                                             38.48%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN Marilyn Orr                                                                                             33.80%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Conservative Alloc
ATTN Marilyn Orr                                                                                             19.84%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Income Alloc
ATTN Marilyn Orr                                                                                              6.69%
Woodbury, MN

SMALLCAP GROWTH FUND

Prudential Investment Management
Service FBO: Mutual Fund Clients              25.28%
Newark NJ

MLPF&S For The Sole Benefit Of
Its Customers
Attn Fund Administration                       6.57%
Jacksonville FL

Citigroup Global Markets Inc.
Attn: Peter Booth                                                  8.04%
New York, NY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

NFSC FEBO
FIIOC Agent FBO
Qualified Employee                                                                                           80.85%
Covington KY

Northern Trust Company Custodian
FBO ACF-Advocate                                                                                             11.34%
Chicago IL

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
Lasalle Bank
FBO Jewish Community Center                                                                                   7.34%
Chicago IL

SMALL COMPANY FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      33.59%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                 9.07%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                                 10.26%
New York, NY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

NFSC FEBO
FIIOC Agent
FBO                                                                                                          27.63%
Qualified Employee
Plans 401K FINOPS-IC Funds
Covington KY

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc                                                                              26.13%
ATTN Marilyn Orr
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN Marilyn Orr                                                                                             22.57%
Woodbury, MN

State Street Bank & Trust Cust
The Hartford Aggressive Growth
Attn: Marilyn Orr                                                                                            12.52%
Woodbury, MN

STOCK FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      51.52%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                17.81%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                                  8.03%
New York, NY

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                           7.39%
Maryland Hts. MO

Citigroup Global Markets Inc.
Attn: Peter Booth                                                  7.89%
New York, NY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Pershing LLC                                                                              74.73%
Jersey City NH

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       25.27%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                            85.28%
Woodbury, MN

Saxon & Co.                                                                                                  12.86%
Philadelphia, PA

TARGET RETIREMENT 2010 FUND

H L Investment Advisors
Attn: Marilyn Orr                             33.78%
Woodbury, MN

Raymond James & Assoc Inc
FBO Mann                                      28.25%
St Petersburg FL

Hartford Securities Distrib Co Inc
FBO 403(B)(7) Premier Enterprise Product      16.25%
Hartford CT

H L Investment Advisors
Attn: Marilyn Orr                              7.36%
Woodbury, MN

H L Investment Advisors
Attn: Marilyn Orr                                       53.97%
Woodbury, MN

A G Edwards & Sons C/F
Dorothy S. Mcmichael                                    18.90%
Jackson GA

US Bank National Assoc C/F
Custodian For Fintan J Dingmann                          6.35%
Avon MN

Bear Stearns Securities Corp.                                     63.22%
Brooklyn NY

H L Investment Advisors
Attn: Marilyn Orr                                                 28.04%
Woodbury, MN

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

H L Investment Advisors
Attn: Marilyn Orr                                                                                           100.00%
Woodbury, MN


TARGET RETIREMENT 2020 FUND

Hartford Life Insurance Company
Separate Accounts 401k Business               65.78%
Hartford CT

US Bank National Assoc
Courtney Searls-Ridge SEP                               23.51%
Seattle WA

NFS LLC FEBO
FBO Robert W Edrington                                  16.16%
Clarksville AR

First Clearing LLC
John D Brant Jr                                          9.08%
Miami Beach FL

Patricia M Pierce                                        8.74%
Bourbonnais IL

NFS LLC FEBO
FMT CO CUST IRA
FBO JOAN B GILLESPIE                                     8.19%
Duxbury MA

US Bank National Assoc C/F
Judith E Barkley                                                  37.29%
Burlington CT

Pershing LLC                                                      14.42%
Jersey City, NJ

US Bank National Assoc C/F
Larry E Patterson                                                 13.42%
Spearfish SD

US Bank National Assoc C/F
John R Larson                                                      7.69%
Woodbury MN

Pershing LLC                                                       7.51%
Jersey City NJ

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
H L Investment Advisors
Attn: Marilyn Orr                                                                                           100.00%
Woodbury, MN

TARGET RETIREMENT 2030 FUND

Hartford Life Insurance Company
Separate Accounts 401k Business               76.47%
Hartford CT

Scott & Stringfellow
Shawn Kennedy                                           28.09%
Charlotte NC

US Bank National Assoc C/F
Arletha L Northrop                                      16.91%
Everett WA

H L Investment Advisors
Attn: Marilyn Orr
Woodbury, MN                                            10.36%

US National Bank Assoc C/F
Fred A Beyer
Orland Park IL                                           9.61%

H L Investment Advisors
Attn: Marilyn Orr                                        8.62%
Woodbury, MN

First Clearing LLC
Ina Turpen Fried
Fcc As Custodian                                         6.06%
San Francisco CA

H L Investment Advisors
Attn: Marilyn Orr                                                 16.29%
Woodbury, MN

Scott Esry                                                        15.15%
Hamilton MO

US Bank National Assoc C/F
Allen Wayne Urbanek                                               13.08%
Harbinger NC

US Bank National Assoc C/F
Robert M Sheehy                                                   12.63%
Kansas City MO

US Bank National Assoc C/F
Kelly D Cain                                                      11.78%
Lagrange GA

US Bank National Assoc C/F
Jason A Cipriani                                                   8.47%
Reading MA

US Bank National Assoc C/F
Palm Beach Gardens Christ Fellowship
Nathan D Oates                                                     8.01%
West Palm Beach FL

AG Edwards & Sos Cust FBO
Phyllis C Baker                                                    6.70%
Lexington KY

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

H L Investment Advisors
Attn: Marilyn Orr                                                                                           100.00%
Woodbury, MN

TAX-FREE CALIFORNIA FUND

Hartford Life Insurance Company
ATTN: Mark Strogoff                           36.43%
Hartford, CT

Wells Fargo Investments LLC                   14.46%
Minneapolis MN

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      12.93%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                19.97%
Maryland Hts. MO

NFS LLC FEBO
Mollie L Vasquez
Vasquez Family Tr                                       16.00%
Morgan Hill CA

NFS LLC FEBO
Arthur Zuber & Martha Schuett TR
Martha Schuett TTEE                                     13.48%
Sebastopol, CA

NFS LLC FEBO
Ronald W. Saurer
Coorrne E. Saurer                                        8.02%
Newport Beach, CA

Lucille E Horstman
FBO Gilbert F And Lucille E
Horstman Lifetime Trust                                  5.43%
Arcadia CA

MLPF&S For The Sole Benefit Of
Its Customers
Attn Fund Administration                                          12.98%
Jacksonville FL

TAX-FREE MINNESOTA FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      66.17%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                29.61%
Maryland Hts. MO

Florence M. Lutter                                      17.38%
Rochester MN

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
First Clearing LLC
Carol Smithers                                          15.31%
Coon Rapids MN

First Clearing LLC
Harriett C Kurek                                        13.49%
Minneapolis MN

MLPF&S
Attn Fund Administration                                 8.30%
Jacksonville FL

NFS LLC FEBO
Lucille M Stolpman                                       5.92%
Ortonville MN

US Bancorp Investments Inc                                        38.16%
St Paul MN

Pershing LLC                                                      15.26%
Jersey City, NJ

Wells Fargo Investments LLC                                       13.92%
Minneapolis, MN

Wells Fargo Investments LLC                                         9.5%
Minneapolis, MN

Roger Rossum
Karen Rossum JTWROS                                                6.63%
Erhard, MN

H L Investment Advisors
Attn: Marilyn Orr                                                                                            99.71%
Woodbury, MN

TAX-FREE NATIONAL FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      39.51%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                12.11%
Maryland Hts. MO

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                          9.24%
Jacksonville, FL

Citigroup Global Markets Inc.
Attn: Peter Booth                                                  7.18%
New York, NY

H L Investment Advisors
Attn: Marilyn Orr                                                                                            99.70%
Woodbury, MN

TAX-FREE NEW YORK FUND

Hartford Life Insurance Company
ATTN: Mark Strogoff                           87.34%
Hartford, CT

Hartford Life Insurance Company
ATTN: Mark Strogoff                                     64.66%
Hartford, CT

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
NFS LLC FEBO
Maureen Trenk                                            6.02%
New York, NY

Julia Daniels
Fern C Wesley POA                                        5.46%
Bronx, NY

Oscar T. Ortiz                                           6.36%
Rochester, NY

Hartford Life Insurance Company
ATTN: Mark Strogoff                                               44.56%
Hartford, CT

Raymond James & Assoc. Inc
FBO Kaufman Evelyn                                                 9.03%
St. Petersburg, FL

Raymond James & Assoc Inc
FBO Sweedler Tr                                                    5.73%
St. Petersburg FL

Raymond James & Assoc Inc
FBO Szulman Marcos                                                 5.71%
St Petersburg FL

Raymond James & Assoc Inc
FBO Bloustein Oscar                                                5.63%
St. Petersburg, FL

TOTAL RETURN BOND FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      52.75%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                20.42%
Maryland Hts. MO

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                            34.29%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr                                                                                             24.23%
Woodbury, MN

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN Marilyn Orr                                                                                             23.73%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Conservative Alloc
ATTN Marilyn Orr                                                                                              8.11%
Woodbury, MN

Saxon & Co.                                                                                                   5.63%
Philadelphia, PA

U.S. GOVERNMENT SECURITIES FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      22.63%

Maryland Hts. MO
Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                 5.59%

Maryland Hts. MO
H L Investment Advisors
Attn: Marilyn Orr                                                                                            99.71%
Woodbury, MN

VALUE FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      52.15%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                24.56%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                           5.02%
Maryland Hts. MO

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

State Street Bank & Trust Cust
FBO The Hartford Growth Allocation
ATTN Marilyn Orr                                                                                             46.14%
Woodbury, MN

State Street Bank & Trust Cust
FBO The Hartford Balanced Alloc
ATTN Marilyn Orr                                                                                             36.10%
Woodbury, MN

State Street Bank & Trust Cust
The Hartford Aggressive Growth
Attn: Marilyn Orr                                                                                            16.84%
Woodbury, MN

                                            CLASS A   CLASS B   CLASS C   CLASS R3   CLASS R4   CLASS R5   CLASS Y
                                            -------   -------   -------   --------   --------   --------   -------
VALUE OPPORTUNITIES FUND

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting      44.97%
Maryland Hts. MO

Edward D. Jones & Co.
Attn: Mutual Fund Shareholder Accounting                19.48%
Maryland Hts. MO

Citigroup Global Markets, Inc.
Attn: Peter Booth                                                  9.80%
New York NY

MLPF&S For the Sole Benefit of
Its Customers
ATTN: Fund Administration                                          6.86%
Jacksonville, FL

Hartford Life Insurance Company
Attn: Mark Strogoff                                                            100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                       100%
Hartford CT

Hartford Life Insurance Company
Attn: Mark Strogoff                                                                                  100%
Hartford CT

West Virginia Savings Plan Trustee
FBO Wst Virginia Savings Plan Trust
Attn: Marilyn Orr                                                                                            99.95%
Woodbury, MN



                                           CLASS H(1)   CLASS L   CLASS M(1)   CLASS N(1)   CLASS Z(2)
                                           ----------   -------   ----------   ----------   ----------
GROWTH OPPORTUNITIES FUND

Hartford Life & Annuity Ins Co
Attn Jackie Selman                                                                             6.51%
Hartford CT

TAX-FREE MINNESOTA FUND

U.S. Bancorp Investments Inc.                95.61%
Minneapolis MN

Betty Mae Nelson                                         27.55%
Bellingham MN

James D Berkner  And
Carole J Berkner Jtten                                    9.34%
Sleepy Eye MN

Ernest C Radunz                                           5.90%
Litchfield MN

Pershing LLC                                                        58.34%
Jersey City NJ

Henrietta Jean Collins Pape                                         18.11%
Tucson AZ

Wells Fargo Investments LLC                                         16.41%
Minneapolis MN

Henry A Prchal  And
Patricia E Prchal Jtten                                                          24.98%
Young America MN

                                           CLASS H(1)   CLASS L   CLASS M(1)   CLASS N(1)   CLASS Z(2)
                                           ----------   -------   ----------   ----------   ----------
Catherine A Estrem                                                               21.63%
Maplewood MN

James Michael Olson
Valerie J Olson Jt Wros                                                          11.50%
Hawick MN

Harvey Hagedorn                                                                   9.81%
Winnebago MN

Diane C Becker                                                                    9.16%
Blue Earth MN

Edward D Jones & Co
Attn: Mutual Fund Shareholder Accounting                                          8.93%
Maryland Hts MO

Janice K Teeple
Paul R Peterson Jt Wros                                                           7.42%
Wasilla AK

TAX-FREE NATIONAL FUND

Pershing LLC                                 46.95%
Jersey City NJ

Sandra J Bitterman                           16.11%
Stuart FL

Angela Koutsoutis                            13.14%
Towson MD

Wanda B Volk
Joseph E Volk Jtwros                         11.60%
Owensboro KY

Curtis E Hepner
Myrene M Hepner                               5.10%
Canton SD

Thomas A Hebert                                           7.52%
Oconomowoc WI

Maurice Moler Estate
Kenneth E Horsman Executor                                5.85%
Charleston IL

Delores M Kerkhoff                                                  34.69%
Templeton IA

Harold M Sales Trustee
FBO Florence E Sales Trust                                          22.59%
Englewood CO

Elvada M Torsiello                                                  14.58%
Amsterdam NY

UBS Financial Services Inc FBO
Mildred Granger                                                      9.24%
Grand Forks ND

Elvada M Torsiello                                                   7.09%
Amsterdam NY

Elvada M Torsiello                                                   7.09%
Amsterdam NY

Sheryl L Abraham                                                                 17.24%
Sandy OR

Joan C Steadman-Cook                                                             16.40%
Westerly RI

Jeanie M Chresos                                                                 15.48%
Parma OH

                                           CLASS H(1)   CLASS L   CLASS M(1)   CLASS N(1)   CLASS Z(2)
                                           ----------   -------   ----------   ----------   ----------
Pershing LLC                                                                     11.36%
Jersey City NJ

Glenn H Mannes
Bernita K Mannes Jt Wros                                                          8.69%
Yankton SD

Matilda J Einspahr                                                                6.88%
Odebolt IA

Robert A Hill Trustee
FBO Robert A Hill Living Trust                                                    6.18%
Hickory Hills IL

Janice M Kracht
James W Kracht Jtwros                                                             5.92%
Coon Rapids IA

U.S. GOVERNMENT SECURITIES FUND

US Bank Natl Assoc C/F
FBO Gerald M Gipson                           8.80%
Purvis MS

Horace Snipes                                                                    19.17%
Chattanooga TN

Craig W Spellman Cust
Joseph William Spellman Utma TX                                                   7.24%
Burleson TX

VALUE OPPORTUNITIES FUND

Keith Taylor Retirement Plan Profit           5.96%
Marblehead MA

US Bank Natl Assoc C/F
Conrado Balli                                                                     5.80%
Brownsville TX



(1) Effective February 12, 2007, Class H, Class M and Class N were reclassified as Class L shares and the funds no longer offers Class H, Class M and Class N shares.



(2) Effective February 12, 2007, Class Z was reclassified as Class Y shares and the funds no longer offers Class Z shares.

     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders. As of January 31, 2007, Hartford Life Insurance Company, 200 Hopmeadow Street, Simsbury, Connecticut 06089, owned of record 61.83% of the Balanced Income Fund, 99.50% of the LargeCap Growth Fund, 85.85 of the MidCap Growth Fund, 30.16% of the Tax-Free California Fund and 77.57% of the Tax-Free New York Fund, and therefore, is a control person of each of those Funds. As of October 31, 2006, HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089, owned of record 26.09% of the Global Financial Services Fund, 47.68% of the Retirement Income Fund and 71.40% of the Select SmallCap Growth Fund, and therefore, is a control person of each of those Funds.]


                       INVESTMENT MANAGEMENT ARRANGEMENTS

     Each Company, on behalf of the relevant Funds, has entered into an investment management agreement with HIFSCO. The investment management agreements provide that HIFSCO, subject to the supervision and approval of the applicable Company's board of directors, is responsible for the management of each Fund. In addition, HIFSCO provides administrative services to both Companies, including, personnel, services, equipment and facilities and office space for proper operation of the Companies. Although HIFSCO, or its affiliates, have agreed to arrange for the provision of additional services necessary for the proper operation of the Companies, each Fund pays for these services directly.


     With respect to the Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, LargeCap Growth Fund, Money Market Fund, MidCap Growth Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, HIFSCO has entered into an investment services agreement with Hartford Investment Management for the provision of the day-to-day investment management services. With respect to the Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Leaders Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Capital Appreciation Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund, HIFSCO has entered into an investment sub-advisory agreement with Wellington Management. Under the sub-advisory agreement, Wellington Management, subject to the general supervision of the applicable Company's board of directors and HIFSCO, is responsible for (among other things) the day-to-day investment and reinvestment of the assets of such Funds and furnishing each such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for each Fund. With respect to the Select SmallCap Value Fund, HIFSCO has entered into investment sub-advisory agreements with KAR, MetWest Capital and SSgA FM. Under the sub-advisory agreements, KAR, MetWest Capital and SSgA FM, subject to the general supervision of the applicable Company's board of directors and HIFSCO, are responsible for (among other things) the day-to-day investment and reinvestment of the assets of the Select SmallCap Value Fund and furnishing advice and recommendations with respect to investments and the purchase and sale of appropriate securities for Select SmallCap Value Fund. With respect to the Select SmallCap Growth Fund, HIFSCO has entered into investment sub-advisory agreements with Jennison and Oberweis. Under the sub-advisory agreements, Jennison and Oberweis, subject to the general supervision of the applicable Company's board of directors and HIFSCO, are responsible for (among other things) the day-to-day investment and reinvestment of the assets of the Select SmallCap Growth Fund and furnishing advice and recommendations with respect to investments and the purchase and sale of appropriate securities for Select SmallCap Growth Fund. With respect to the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, HIFSCO does not employ the services of a sub-adviser in its management of such funds of funds.


     Hartford Investment Management administers the asset allocation program for the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund. HIFSCO administers the asset allocation program for the

Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund.

     The Funds (except the funds of funds) rely on an exemptive order from the SEC under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the applicable Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the applicable Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

     The specific conditions of the exemptive order are as follows:

     1. Before the Company may rely on the exemptive order, the operation of the Company under a Manager of Managers structure must be approved by a majority of the outstanding voting securities.

     2. The applicable Funds must disclose in their prospectuses the existence, substance and effect of the exemptive order. In addition, the applicable Funds must hold themselves out to the public as employing the Manager of Managers structure. The prospectuses will prominently disclose that HIFSCO has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the sub-advisers and recommend their hiring, termination and replacement.

     3. Within ninety (90) days of the hiring of any new sub-adviser, the shareholders participating in the applicable Funds will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit aggregate fee disclosure. This information will include aggregate fee disclosure and any change in such disclosure caused by the addition of a new sub-adviser. HIFSCO will meet this condition by providing shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as modified by the order to permit aggregate fee disclosure.

     4. HIFSCO will not enter into a sub-advisory agreement with any affiliated sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by shareholders.

     5. At all times, a majority of the Board of Directors of the Company will be directors who are not "interested persons," as that term is defined in
Section 2(a)(19) of the 1940 Act, of the Company ("Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

     6. When a sub-adviser change is proposed for a Fund with an affiliated sub-adviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board of Directors' minutes, that the change is in the best interests of the Fund and the shareholders participating in the Fund and does not involve a conflict of interest from which HIFSCO or the affiliated sub-adviser derives an inappropriate advantage.

     7. HIFSCO will provide general management services to the Company and the applicable Funds, including overall supervisory responsibility for the general management and investment of each applicable Fund's investments portfolio, and, subject to review and approval by the Board of Directors, will: (a) set the applicable Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the applicable Fund's assets;
(c) allocate and, when appropriate, reallocate the applicable Fund's assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the applicable Fund's investment objective, policies and restrictions.

     8. No director or officer of the Company or directors or officers of HIFSCO will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any sub-adviser except for (i) ownership of interests in HIFSCO or any entity that controls, is controlled by or is under common control with HIFSCO; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.

     9. The Company will include in its registration statement the aggregate fee disclosure.

     10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Funds. The selection of such counsel will be within the discretion of the then-existing Independent Directors.

     11. HIFSCO will provide the Board of Directors, no less often than quarterly, with information about HIFSCO's profitability. Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

     12. When a sub-adviser is hired or terminated, HIFSCO will provide the Board of Directors with information showing the expected impact on HIFSCO's profitability.

     As provided by the investment management agreements, each Fund pays HIFSCO an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund's average daily net assets. With respect to each of the Funds, except the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, HIFSCO, not any Fund, pays the sub-advisory fees to the applicable sub-adviser(s) and the investment services fee to Hartford Investment Management.

INVESTMENT MANAGEMENT FEES

     The investment management fee rates are as follows:

Select SmallCap Growth Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $500 million                                                       1.05%
Next $500 million                                                        1.00%
Amount Over $1 billion                                                   0.95%

Capital Appreciation II Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250 million                                                       1.00%
Next $250 million                                                        0.95%
Next $500 million                                                        0.90%
Amount Over $1 billion                                                   0.85%


Select MidCap Value Fund and Select SmallCap Value Fund


AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $500 million                                                       1.00%
Next $500 million                                                        0.95%
Amount Over $1 billion                                                   0.90%

Growth Fund, Growth Opportunities Fund, SmallCap Growth Fund and Value Opportunities Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $100 million                                                       1.00%
Next $150 million                                                        0.80%
Amount Over $250 million                                                 0.70%

Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund, International Capital Appreciation Fund, International Small Company Fund and Select MidCap Growth Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $500 million                                                       0.90%
Next $500 million                                                        0.85%
Amount Over $1 billion                                                   0.80%

     Small Company Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250 million                                                       0.85%
Next $250 million                                                        0.80%
Next $500 million                                                        0.75%
Next $500 million                                                        0.70%
Amount Over $1.5 billion                                                 0.65%

Global Leaders Fund, International Opportunities Fund, MidCap Fund and MidCap Value Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $500 million                                                       0.85%
Next $500 million                                                        0.75%
Amount Over $1 billion                                                   0.70%


MidCap Growth (1)



AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $500 million                                                       0.80%
Next $500 million                                                        0.75%
Amount Over $1 billion                                                   0.70%



(1) Effective November 1, 2006, HIFSCO agreed to voluntarily waive the management fees until July 31, 2007.



Tax-Free National Fund (2)


AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $50 million                                                        0.80%
Next $4.95 billion                                                       0.70%
Next $5 billion                                                          0.68%
Amount Over $10 billion                                                  0.67%


(2) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.



Capital Appreciation Fund, Disciplined Equity Fund, Equity Income Fund(3), Stock Fund(4) and Value Fund


AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $500 million                                                       0.80%
Next $500 million                                                        0.70%
Amount Over $1 billion                                                   0.65%


(3) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.



(4) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.


     Dividend and Growth Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $500 million                                                       0.75%
Next $500 million                                                        0.65%
Amount Over $1 billion                                                   0.60%

High Yield Fund (5)


AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $500 million                                                       0.75%
Next $500 million                                                        0.65%
Next $4 billion                                                          0.60%
Next $5 billion                                                          0.58%
Amount Over $10 billion                                                  0.57%


(5) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.20% of the management fees until October 31, 2007.



Balanced Income Fund


AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250 million                                                      0.725%
Next $ 250 million                                                       0.70%
Next $ 500 million                                                      0.675%
Amount Over $1 billion                                                   0.65%


Tax-Free Minnesota Fund (6)


AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $50 million                                                        0.72%
Next $4.95 billion                                                       0.70%
Next $5 billion                                                          0.68%
Amount Over $10 billion                                                  0.67%


(6) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.15% of the management fees until October 31, 2007.



     LargeCap Growth Fund



AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $500 million                                                       0.65%
Next $500 million                                                        0.60%
Amount Over $1 billion                                                   0.55%



Advisers Fund (7)


AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $500 million                                                       0.69%
Next $500 million                                                       0.625%
Amount Over $1 billion                                                  0.575%


(7) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2007.


Floating Rate Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $500 million                                                       0.65%
Next $4.5 billion                                                        0.60%
Next $5 billion                                                          0.58%
Amount Over $10 billion                                                  0.57%


Income Fund and Inflation Plus Fund (8)


AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $500 million                                                       0.60%
Next $4.5 billion                                                        0.55%
Next $5 billion                                                          0.53%
Amount Over $10 billion                                                  0.52%

(8) Effective November 1, 2006, HIFSCO has voluntarily agreed to waive 0.10% of the management fees until October 31, 2007.

U.S. Government Securities Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $50 million                                                        0.60%
Next $450 million                                                        0.55%
Next $4.5 billion                                                        0.50%
Next $5 billion                                                          0.48%
Amount Over $10 billion                                                  0.47%

Total Bond Return Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $500 million                                                       0.55%
Next $500 million                                                       0.525%
Next $4 billion                                                          0.50%
Next $5 billion                                                          0.48%
Amount Over $10 billion                                                  0.47%

Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $500 million                                                       0.55%
Next $4.5 billion                                                        0.50%
Next $5 billion                                                          0.48%
Amount Over $10 billion                                                  0.47%

Money Market Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $500 million                                                       0.50%
Next $500 million                                                        0.45%
Next $4 billion                                                          0.40%
Next $5 billion                                                          0.38%
Amount Over $10 billion                                                  0.37%

Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Income Allocation Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $500 million                                                       0.15%
Amount Over $500 million                                                 0.10%

SUB-ADVISORY/INVESTMENT SERVICES FEES

The sub-advisory/investment services fee rates are as follows:


Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, LargeCap Growth Fund, Money Market Fund, Select MidCap Growth Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund (HIMCO's portion), Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund, Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund




AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All Assets                                                             At Cost

Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $100 million                                                      0.450%
Next $400 million                                                       0.350%
Amount over $500 million                                                0.300%

Focus Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $50 million                                                       0.400%
Next $100 million                                                       0.300%
Amount over $150 million                                                0.250%

International Capital Appreciation Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $50 million                                                       0.400%
Next $100 million                                                       0.300%
Next $350 million                                                       0.250%
Amount over $500 million                                                0.225%

International Small Company Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $50 million                                                       0.400%
Next $100 million                                                       0.350%
Amount over $150 million                                                0.275%


Capital Appreciation Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All Assets                                                              0.221%



Growth Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $50 million                                                       0.400%
Next $100 million                                                       0.300%
Next $350 million                                                       0.250%
Next $500 million                                                       0.200%
Amount over $150 million                                                0.175%



Global Leaders Fund, International Opportunities Fund and MidCap Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $50 million                                                       0.400%
Next $100 million                                                       0.300%
Next $350 million                                                       0.250%
Next $500 million                                                       0.200%


Equity Income Fund and Value Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $50 million                                                       0.350%
Next $100 million                                                       0.275%
Next $350 million                                                       0.225%
Amount over $500 million                                                0.175%

Growth Opportunities Fund, MidCap Value Fund, SmallCap Growth Fund and Value Opportunities Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $50 million                                                       0.400%
Next $100 million                                                       0.300%
Next $350 million                                                       0.250%
Amount over $500 million                                                0.200%

Disciplined Equity Fund, Dividend and Growth Fund and Stock Fund


AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $50 million                                                       0.325%
Next $100 million                                                       0.250%
Next $350 million                                                       0.200%
Next $500 million                                                       0.150%


Advisers Fund


AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $50 million                                                       0.220%
Next $100 million                                                       0.180%
Next $350 million                                                       0.150%
Next $500 million                                                       0.125%


Capital Appreciation II Fund

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250 million                                                      0.500%
Next $250 million                                                       0.450%
Next $500 million                                                       0.400%
Amount Over $1 billion                                                  0.350%


Balanced Income Fund



AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
First $250 million                                                     0.270%
Next $250 million                                                      0.220%
Next $500 million                                                      0.210%
Amount over $1 billion                                                 0.170%



Small Company Fund (Wellington's portion)



AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All Assets                                                             0.285%


ADVISORY FEE PAYMENT HISTORY

For the last three fiscal years, each Hartford Fund paid HIFSCO the following advisory fees:

                                                           EXPENSE
                                                        REIMBURSEMENT
FUND NAME                                  GROSS FEES        2006        NET PAID*
---------                                 -----------   -------------   -----------
Advisers Fund                             $11,226,966     $  904,544    $10,322,422
Balanced Income Fund                      $    19,553     $    8,652    $    10,901
Capital Appreciation Fund                 $80,861,074     $       --    $80,861,074
Capital Appreciation II Fund              $ 2,084,142     $  127,689    $ 1,956,453
Disciplined Equity Fund                   $ 3,236,123     $   62,612    $ 3,173,511
Dividend and Growth Fund                  $19,633,450     $       --    $19,633,445
Equity Income Fund                         $4.239.403     $1,604,169    $ 2,635,234
Floating Rate Fund                        $ 7,534,068     $5,912,724    $ 1,621,344
Focus Fund                                $   760,282     $  136,113    $   624,169
Global Communications Fund                $   287,448     $  225,084    $    62,364
Global Financial Services Fund            $   242,694     $  169,334    $    73,360
Global Health Fund                        $ 6,045,979     $  106,066    $ 5,939,913
Global Leaders Fund                       $ 5,827,000     $  275,703    $ 5,551,297
Global Technology Fund                    $   577,193     $  282,766    $   294,427
High Yield Fund                           $ 2,234,451     $  500,541    $ 1,733,910

Income Fund                               $   434,265     $  142,139    $   292,126
Inflation Plus Fund                       $ 5,095,807     $  604,062    $ 4,491,745
International Capital Appreciation Fund   $ 3,088,581     $  252,300    $ 2,836,281
International Opportunities Fund          $ 1,861,601     $  108,878    $ 1,752,723
International Small Company Fund          $ 1,608,447     $  112,966    $ 1,495,481
MidCap Fund                               $21,918,359     $       --    $21,918,359
MidCap Growth Fund                        $    20,797     $   12,062    $     8,735
MidCap Value Fund                         $ 3,915,344     $  235,580    $ 3,679,764
Money Market Fund                         $ 1,241,944     $  404,266    $   837,678
Select MidCap Growth Fund                 $   427,500     $   66,085    $   361,415
Select MidCap Value Fund                  $   523,364     $   87.939    $   435,425
Select SmallCap Growth Fund               $    91,400     $  104,307       ($12,907) (a)
Select SmallCap Value Fund                $    39,550     $    5,597    $    33,953
Short Duration Fund                       $   742,961     $  130,460    $   612,501
Small Company Fund                        $ 3,079,607     $  250,219    $ 2,829,388
Stock Fund                                $ 9,137,101     $1,187,740    $ 7,949,361
Tax-Free California Fund                  $   122,703     $   21,325    $   101,378
Tax-Free New York Fund                    $    85,330     $   27,743    $    57,587
Total Return Bond Fund                    $ 4,700,823     $   51,524    $ 4,649,299
Value Fund                                $ 1,197,928     $   15,515    $ 1,182,413
Equity Growth Allocation Fund             $   321,645     $  188,333    $   133,312
Growth Allocation Fund                    $ 1,027,945     $  409,954    $   617,991
Balanced Allocation Fund                  $ 1,141,595     $  132,903    $ 1,008,692
Conservative Allocation Fund              $   266,999     $   73,887    $   193,112
Income Allocation Fund                    $    70,212     $   74,466        ($4,254) (b)
Retirement Income Fund                    $     1,028     $   83,862       ($82,834) (c)
Target Retirement 2010 Fund               $     2,158     $   84,152       ($81,994) (d)
Target Retirement 2020 Fund               $     1,888     $   88,044       ($86,156) (e)
Target Retirement 2030 Fund               $     1,211     $   82,979       ($81,768) (f)

* Gross fees offset by amount of Expense Reimbursement on total operating expenses.


(a)  Reimbursement of $104,307 exceeds advisory fee of $91,400



(b)  Reimbursement of $74,466 exceeds advisory fee of $70,212



(c)  Reimbursement of $83,862 exceeds advisory fee of $1,028



(d)  Reimbursement of $84,152 exceeds advisory fee of $2,158



(e)  Reimbursement of $88,044 exceeds advisory fee of $1,888



(f)  Reimbursement of $82,979 exceeds advisory fee of $1,211



                                                           EXPENSE
                                                        REIMBURSEMENT
FUND NAME                                  GROSS FEES        2005         NET PAID*
---------                                 -----------   -------------   -----------
Advisers Fund                             $14,425,360     $  348,817    $14,076,543
Capital Appreciation Fund                 $56,766,998             --    $56,766,998
Capital Appreciation II Fund              $   227,301     $   96,060    $   131,241
Disciplined Equity Fund                   $ 2,929,419     $  114,686    $ 2,814,733
Dividend and Growth Fund                  $17,693,015             --    $17,693,015
Equity Income Fund                        $ 3,118,002     $3,208,535       ($90,533)(a)
Floating Rate Fund                        $   334,884     $  385,126       ($50,242)(b)
Focus Fund                                $   964,411     $   54,259    $   910,152
Global Communications Fund                $   164,980     $   95,836    $    69,144
Global Financial Services Fund            $   202,708     $   85,748    $   116,960
Global Health Fund                        $ 4,071,263     $  339,582    $ 3,731,681
Global Leaders Fund                       $ 5,799,463     $  612,509    $ 5,186,954
Global Technology Fund                    $   547,613     $  317,552    $   230,061

High Yield Fund                           $ 2,725,465     $   10,244    $ 2,715,221
Income Fund                               $   293,793     $  114,478    $   179,315
Inflation Plus Fund                       $ 5,202,427     $  528,422    $ 4,674,005
International Capital Appreciation Fund   $ 1,987,067     $  278,511    $ 1,708,556
International Opportunities Fund          $ 1,212,816     $  244,485    $   968,331
International Small Company Fund          $ 1,072,393     $  153,282    $   919,111
MidCap Fund                               $20,063,734             --    $20,063,734
MidCap Value Fund                         $ 3,783,997     $  400,995    $ 3,383,002
Money Market Fund                         $ 1,262,510     $  597,417    $   665,093
Select MidCap Growth Fund                 $   103,727     $   89,623    $    14,104
Select MidCap Value Fund                  $   103,695     $   14,292    $    89,403
Select SmallCap Growth Fund               $     4,600             --    $     4,600
Short Duration Fund                       $   751,436     $  132,944    $   618,492
Small Company Fund                        $ 2,538,289     $  478,172    $ 2,060,117
Stock Fund                                $10,714,469     $  794,453    $ 9,920,016
Tax-Free California Fund                  $    98,023     $   22,484    $    75,539
Tax-Free New York Fund                    $    82,170     $   27,624    $    54,546
Total Return Bond Fund                    $ 3,901,823     $  156,295    $ 3,745,528
Value Fund                                $ 1,035,598     $   31,229    $ 1,004,369
Equity Growth Allocation Fund             $   135,836     $  137,174        ($1,338)(c)
Growth Allocation Fund                    $   473,103     $  328,562    $   144,541
Balanced Allocation Fund                  $   584,436     $  243,796    $   340,640
Conservative Allocation Fund              $   177,177     $   75,079    $   102,098
Income Allocation Fund                    $    50,622     $   55,572        ($4,950)(d)
Retirement Income Fund                    $         9     $        4    $         5
Target Retirement 2010 Fund               $         6     $        4    $         2
Target Retirement 2020 Fund               $        16     $       11    $         5
Target Retirement 2030 Fund               $         6     $        5    $         1



* Gross fees offset by amount of Expense Reimbursement on total operating expenses.



(a)  Reimbursement of $3,208,535 exceeds advisory fee of $3,118,002



(b)  Reimbursement of $385,126 exceeds advisory fee of $334,884



(c)  Reimbursement of $137,174 exceeds advisory fee of $135,836



(d)  Reimbursement of $55,572 exceeds advisory fee of $50,622

                                                           EXPENSE
                                                        REIMBURSEMENT
FUND NAME                                  GROSS FEES        2004        NET PAID*
---------                                 -----------   -------------   -----------
Advisers Fund                             $16,540,379     $  165,762    $16,374,617
Capital Appreciation Fund                 $40,217,537     $1,974,321    $38,243,216
Disciplined Equity Fund                   $ 2,824,471     $  163,061    $ 2,661,410
Dividend and Growth Fund                  $14,713,012     $  234,077    $14,478,935
Equity Income Fund                        $ 1,391,578     $1,462,134       ($70,556)(a)
Focus Fund                                $ 1,217,098     $   37,836    $ 1,179,262
Global Communications Fund                $   114,803     $   47,531    $    67,272
Global Financial Services Fund            $   197,633     $   44,876    $   152,757
Global Health Fund                        $ 2,862,653     $  437,772    $ 2,424,881
Global Leaders Fund                       $ 5,633,293     $  779,308    $ 4,853,985
Global Technology Fund                    $   670,905     $  337,616    $   333,289
High Yield Fund                           $ 2,855,519     $    3,774    $ 2,851,745
Income Fund                               $   205,790     $   55,399    $   150,391
Inflation Plus Fund                       $ 3,443,363     $  321,246    $ 3,122,117
International Capital Appreciation Fund   $   460,562     $  159,623    $   300,939
International Opportunities Fund          $ 1,075,142     $  328,128    $   747,014
International Small Company Fund          $   637,354     $  204,115    $   433,239
MidCap Fund                               $18,713,044     $  338,513    $18,374,531
MidCap Value Fund                         $ 3,071,547     $  482,396    $ 2,589,151
Money Market Fund                         $ 1,514,471     $  927,433    $   587,038
Short Duration Fund                       $   461,006     $   95,406    $   365,600
Small Company Fund                        $ 2,424,927     $  668,893    $ 1,756,034
Stock Fund                                $12,394,558     $  133,892    $12,260,666
Tax-Free California Fund                  $    89,645     $   15,190    $    74,455
Tax-Free New York Fund                    $    69,420     $   16,193    $    53,227
Total Return Bond Fund                    $ 3,561,876     $   84,824    $ 3,477,052
Value Fund                                $   602,723     $   29,638    $   573,085
Equity Growth Allocation Fund             $     6,562     $    8,034        ($1,472)(b)
Growth Allocation Fund                    $    22,590     $   15,386    $     7,204
Balanced Allocation Fund                  $    33,151     $   11,143    $    22,008
Conservative Allocation Fund              $    14,731     $    4,973    $     9,758
Income Allocation Fund                    $     4,438     $    4,519           ($81)(c)



* Gross fees offset by amount of Expense Reimbursement on total operating expenses.


(a)  Reimbursement of $1,462,134 exceeds advisory fee of $1,391,578

(b)  Reimbursement of $8,034 exceeds advisory fee of $6,562

(c)  Reimbursement of $4,519 exceeds advisory fee of $4,438

     For the last three fiscal years, each New Hartford Fund paid HIFSCO the following advisory fees:


                                                          EXPENSE
                                                       REIMBURSEMENT
FUND NAME                                 GROSS FEES        2006        NET PAID*
---------                                 ----------   -------------   ----------
Growth Fund                               $9,397,279      $ 86,931     $9,310,348
Growth Opportunities Fund                 $8,287,876      $800,769     $7,487,107
SmallCap Growth Fund                      $3,454,610      $289,788     $3,164,822
Tax-Free Minnesota Fund                   $  252,223      $ 43,608     $  208,615
Tax-Free National Fund                    $  847,248      $174,634     $  672,614
U.S. Government Securities Fund           $1,513,689      $178,707     $1,334,982
Value Opportunities Fund                  $2,301,794      $155,463     $2,146,331

                                                          EXPENSE
                                                       REIMBURSEMENT
FUND NAME                                 GROSS FEES        2005        NET PAID*
---------                                 ----------   -------------   ----------
Growth Fund                               $7,709,316      $421,774     $7,287,542
Growth Opportunities Fund                 $6,060,778      $244,721     $5,816,057
SmallCap Growth Fund                      $2,346,628      $189,611     $2,157,017
Tax-Free Minnesota Fund                   $  260,951      $ 32,374     $  228,577
Tax-Free National Fund                    $  726,442      $153,133     $  573,309
U.S. Government Securities Fund           $1,791,770      $201,921     $1,589,849
Value Opportunities Fund                  $1,507,862      $149,765     $1,358,097

                                                          EXPENSE
                                                       REIMBURSEMENT
FUND NAME                                 GROSS FEES        2004        NET PAID*
---------                                 ----------   -------------   ----------
Growth Fund                               $5,020,005      $429,605     $4,590,400
Growth Opportunities Fund                 $5,265,970      $377,046     $4,888,924
SmallCap Growth Fund                      $1,877,274      $189,404     $1,687,870
Tax-Free Minnesota Fund                   $  264,877      $ 18,435     $  246,442
Tax-Free National Fund                    $  679,177      $108,715     $  570,462
U.S. Government Securities Fund           $2,044,801      $188,317     $1,856,484
Value Opportunities Fund                  $  675,706      $106,069     $  569,537

* Gross Fees offset by amount of Expense Reimbursement on total operating expenses.

     For the last three fiscal years, HIFSCO paid Wellington Management the following sub-advisory fees:

     For the last three fiscal years, HIFSCO paid Wellington Management the following sub-advisory fees:



                                                        FEE WAIVER
FUND NAME                                  GROSS FEES      2006       NET PAID
---------                                 -----------   ----------   -----------
Advisers Fund                             $ 2,249,040                $ 2,249,040
Balanced Income Fund                      $     7,282                $     7,282
Capital Appreciation Fund                 $22,126,006                $22,126,006
Capital Appreciation II Fund              $ 1,038,390                $ 1,038,390
Disciplined Equity Fund                   $   921,537                $   921,537
Dividend and Growth Fund                  $ 4,494,508                $ 4,494,508
Equity Income Fund                        $ 1,296,438                $ 1,296,438
Focus Fund                                $   278,086                $   278,086
Global Communications Fund                $   129,352    $129,352
Global Financial Services Fund            $   109,213    $109,213
Global Health Fund                        $ 2,180,303                $ 2,180,303
Global Leaders Fund                       $ 1,795,539                $ 1,795,539
Global Technology Fund                    $   259,737                $   259,737
Growth Fund                               $ 2,861,827                $ 2,861,827
Growth
Opportunities Fund                        $ 2,614,405                $ 2,614,405
International Capital Appreciation Fund   $   897,146                $   897,146
International Opportunities Fund          $   672,528    $336,264    $   336,264
International Small Company Fund          $   575,096                $   575,096
MidCap Fund                               $ 5,854,584                $ 5,854,584
MidCap Value Fund                         $ 1,276,571                $ 1,276,571
Small Company Fund                        $ 1,005,695                $ 1,005,695
SmallCap Growth Fund                      $ 1,197,143                $ 1,197,143
Stock Fund                                $ 2,177,342                $ 2,177,342
Value Fund                                $   447,316                $   447,316
Value Opportunities Fund                  $   786,709                $   786,709

                                                        FEE WAIVER
FUND NAME                                  GROSS FEES      2005       NET PAID
---------                                 -----------   ----------   -----------
Advisers Fund                             $ 3,058,047    $348,817    $ 2,709,230
Capital Appreciation Fund                 $15,639,037          --    $15,639,037
Capital Appreciation II Fund              $   113,650          --    $   113,650
Disciplined Equity Fund                   $   844,804          --    $   844,804
Dividend and Growth Fund                  $ 4,090,025          --    $ 4,090,025
Equity Income Fund                        $   989,387          --    $   989,387
Focus Fund                                $   339,300          --    $   339,300
Global Communications Fund                $    74,269    $ 74,269             --
Global Financial Services Fund            $    91,259    $ 91,259             --
Global Health Fund                        $ 1,523,287          --    $ 1,523,287
Global Leaders Fund                       $ 1,788,081          --    $ 1,788,081
Global Technology Fund                    $   246,426          --    $   246,426
Growth Fund                               $ 2,432,071          --    $ 2,432,071
Growth Opportunities Fund                 $ 1,977,966          --    $ 1,977,966
International Capital Appreciation Fund   $   624,887          --    $   624,887
International Opportunities Fund          $   477,978    $238,989    $   238,989
International Small Company Fund          $   400,326          --    $   400,326
MidCap Fund                               $ 5,390,760          --    $ 5,390,760
MidCap Value Fund                         $ 1,237,882          --    $ 1,237,882
Small Company Fund                        $   871,498    $ 73,131    $   798,367
SmallCap Growth Fund                      $   802,978          --    $   802,978
Stock Fund                                $ 2,480,475          --    $ 2,480,475
Value Fund                                $   393,470          --    $   393,470
Value Opportunities Fund                  $   528,131          --    $   528,131

                                                        FEE WAIVER
FUND NAME                                  GROSS FEES      2004       NET PAID
---------                                 -----------   ----------   -----------
Advisers Fund                             $ 3,850,266          --    $ 3,850,266
Capital Appreciation Fund                 $11,183,716          --    $11,183,716
Disciplined Equity Fund                   $   818,670          --    $   818,670
Dividend and Growth Fund                  $ 3,469,565          --    $ 3,469,565
Equity Income Fund                        $   488,058          --    $   488,058
Focus Fund                                $   415,152          --    $   415,152
Global Communications Fund                $    51,641    $ 51,641             --
Global Financial Services Fund            $    88,895    $ 88,895             --
Global Health Fund                        $ 1,101,974          --    $ 1,101,974
Global Leaders Fund                       $ 1,743,990          --    $ 1,743,990
Global Technology Fund                    $   301,907          --    $   301,907
Growth Fund                               $ 1,680,046          --    $ 1,680,046
Growth Opportunities Fund                 $ 1,751,058          --    $ 1,751,058
International Capital Appreciation Fund   $   177,728          --    $   177,728
International Opportunities Fund          $   429,485    $214,743    $   214,742
International Small Company Fund          $   247,621          --    $   247,621
MidCap Fund                               $ 5,053,432          --    $ 5,053,432
MidCap Value Fund                         $ 1,028,455          --    $ 1,028,455
Small Company Fund                        $   838,272    $419,136    $   419,136
SmallCap Growth Fund                      $   649,177          --    $   649,177
Stock Fund                                $ 2,803,952          --    $ 2,803,952
Value Fund                                $   244,703          --    $   244,703
Value Opportunities Fund                  $   252,727          --    $   252,727

     For the fiscal year ended October 31, 2006, HIFSCO paid the following sub-advisory fees for Select MidCap Growth Fund, Select MidCap Value Fund, Select SmallCap Growth Fund and Select SmallCap Value Fund:



                                           FEE WAIVER
FUND NAME                     GROSS FEES      2006      NET PAID
---------                     ----------   ----------   --------
Select MidCap Growth Fund*      $213,810        --       $213,810
Select MidCap Value Fund*       $293,899        --       $293,899
Select SmallCap Growth Fund     $ 45,091        --       $ 45,091
Select SmallCap Value           $ 21,082        --       $ 21,082



                                           FEE WAIVER
FUND NAME                     GROSS FEES      2006      NET PAID
---------                     ----------   ----------   --------
Select MidCap Growth Fund       $51,755        --        $51,755
Select MidCap Value Fund        $48,419        --        $48,419
Select SmallCap Growth Fund     $ 2,297        --        $ 2,297



* As of December 4, 2006 The Hartford Select MidCap Growth Fund terminated its sub-advisory relationship with Chartwell Investment Partners, L.P., Goldman Sachs Asset Management, L.P. and Northern Capital Management. As of the same date, The Hartford Select MidCap Value Fund terminated its sub-advisory relationship with Artisan Partners Limited Partnership, Cramer Rosenthal McGlynn, LLC and Sterling Capital Management, LLC. Both Funds now employ a single-manager approach with Hartford Investment Management Company providing sub-advisory services.


     For the last three fiscal years, HIFSCO paid Hartford Investment Management the following sub-advisory fees:

    For the last three fiscal years, HIFSCO paid Hartford Investment Management the following sub-advisory fees:

                                             2006           2005          2004
                                          -----------   -----------   ----------
Floating Rate Fund                        $1,676,165    $   78,790          --
High Yield Fund                           $1,064,408    $  280,294    $  262,865
Income Fund                               $  164,088    $   37,763    $   23,683
Inflation Plus Fund                       $  398,379    $  694,468    $  402,677
Midcap Growth                             $  361,044          --            --
Money Market Fund                         $  261,233    $  194,755    $  209,112
Short Duration Fund                       $  220,575    $  105,370    $   58,145
Small Company Fund                        $  603,441          --            --
Tax-Free California Fund                  $  103,214    $   13,746    $   11,253
Tax-Free Minnesota Fund                   $  110,128    $   27,954    $   25,399
Tax-Free National Fund                    $  162,523    $   74,533    $   62,055
Tax-Free New York Fund                    $   95,954    $   11,523    $    8,715
Total Return Bond Fund                    $  722,060    $  477,069    $  384,334
U.S. Government Securities Fund           $  243,172    $  191,918    $  196,736
Retirement Income Fund                    $   64,489          --            --
Target Retirement 2010 Fund               $   64,792          --            --
Target Retirement 2020 Fund               $   64,679          --            --
Target Retirement 2030 Fund               $   64,558          --            --

     HIFSCO has voluntarily agreed to limit the expenses of certain classes of each of the following Funds by reimbursing each of the Funds when total fund operating expenses of the class exceed the following percentages. This policy may be discontinued at any time, subject to the following exceptions. HIFSCO has agreed through October 31, 2007 to limit the total operating expenses of the Class A shares of Advisers Fund, Classes A, R3, R4 and R5 of Stock Fund, the Classes A, B, C, I, R3, R4, R5 and Y shares of Equity Income Fund, the Classes A, B, C and Y shares of Focus Fund and the Classes A, B, C, R3, R4, R5 and Y shares of High Yield Fund. In addition, HIFSCO has agreed to limit permanently the total operating expenses of the Class A, B, C, I, R3, R4, R5 and Y shares of Floating Rate Fund, the Class L shares of U.S. Government Securities Fund, the Class Y shares of Tax-Free Minnesota Fund and Tax-Free National Fund, the Class I shares of Inflation Plus Fund, the Classes I, R3, R4, R5 and Y shares of Total Return Bond Fund, and the Class Y shares of Tax-Free California Fund and Tax-Free New York Fund.



                                                    CLASSES
FUND NAME                                 CLASS A    B & C    CLASS I   CLASS L   CLASS R3   CLASS R4   CLASS R5   CLASS Y
---------                                 -------   -------   -------   -------   --------   --------   --------   -------
Advisors Fund                              1.18%      N/A       N/A       N/A        N/A        N/A        N/A       N/A
Balanced Income                            1.25%     2.00%      N/A       N/A        N/A        N/A        N/A      0.90%
Capital Appreciation Fund                  1.29%      N/A      1.04%      N/A       1.54%      1.24%      0.94%      N/A
Capital Appreciation II Fund               1.60%     2.35%     1.35%      N/A       1.85%      1.55%      1.25%     1.15%
Disciplined Equity Fund                    1.40%     2.15%      N/A       N/A       1.65%      1.35%      1.05%     1.00%
Dividend and Growth Fund                   1.25%      N/A      1.00%      N/A       1.50%      1.20%      0.90%      N/A
Equity Income Fund                         1.25%     2.00%     1.00%      N/A       1.60%      1.30%      1.00%     0.90%
Floating Rate Fund                         1.00%     1.75%     0.75%      N/A       1.45%      1.15%      0.85%     0.75%
Focus Fund                                 1.50%     2.25%      N/A       N/A        N/A        N/A        N/A      1.10%
Global Communications Fund                 1.60%     2.35%      N/A       N/A        N/A        N/A        N/A      1.20%

Global Financial Services Fund             1.60%    2.35%     N/A       N/A        N/A        N/A        N/A      1.20%
Global Health Fund                         1.60%    2.35%    1.35%      N/A       1.85%      1.55%      1.25%     1.20%
Global Leaders Fund                        1.48%    2.35%     N/A       N/A       1.73%      1.43%      1.13%     1.20%
Global Technology Fund                     1.60%    2.35%     N/A       N/A        N/A        N/A        N/A      1.20%
Growth Fund                                1.33%    2.15%    1.08%     1.45%      1.58%      1.28%      0.98%     1.00%
Growth Opportunities Fund                  1.36%    2.15%    1.11%     1.45%      1.61%      1.31%      1.01%     1.00%
High Yield Fund                            1.15%    1.90%     N/A       N/A       1.40%      1.10%      0.80%     0.75%
Income Fund                                0.95%    1.70%     N/A       N/A        N/A        N/A        N/A      0.70%
Inflation Plus Fund                        0.85%    1.60%    0.60%      N/A       1.29%      0.99%      0.68%     0.60%
International Capital Appreciation Fund    1.60%    2.35%    1.35%      N/A       1.85%      1.55%      1.25%     1.20%
International Opportunities Fund           1.57%    2.35%     N/A       N/A       1.82%      1.52%      1.22%     1.20%
International Small Company Fund           1.60%    2.35%     N/A       N/A        N/A        N/A        N/A      1.20%
LargeCap Growth Fund                        1.37%     N/A      N/A       N/A        N/A        N/A        N/A       N/A
MidCap Fund                                1.37%     N/A      N/A       N/A        N/A        N/A        N/A       N/A
MidCap Growth Fund                         1.40%    2.20%     N/A       N/A        N/A        N/A        N/A      1.00%
MidCap Value Fund                          1.40%    2.15%     N/A       N/A        N/A        N/A        N/A      1.00%
Money Market Fund                          0.95%    1.70%     N/A       N/A       1.20%      0.90%      0.60%     0.55%
Select MidCap Growth Fund                  1.50%    2.25%     N/A       N/A        N/A        N/A        N/A      1.10%
Select MidCap Value Fund                   1.55%    2.30%     N/A       N/A        N/A        N/A        N/A      1.15%
Select SmallCap Growth Fund                1.65%    2.40%     N/A       N/A        N/A        N/A        N/A      1.20%
Select SmallCap Value Fund                 1.60%    2.35%     N/A       N/A        N/A        N/A        N/A      1.20%
Short Duration Fund                        0.90%    1.65%     N/A       N/A        N/A        N/A        N/A      0.65%
Small Company Fund                         1.40%    2.15%    1.15%      N/A       1.65%      1.35%      1.05%     1.00%
SmallCap Growth Fund                       1.40%    2.15%    1.15%     1.25%      1.65%      1.35%      1.05%     1.10%
Stock Fund                                 1.28%     N/A      N/A       N/A       1.53%      1.23%      0.93%      N/A
Tax-Free California Fund                   0.85%    1.60%     N/A       N/A        N/A        N/A        N/A      0.75%
Tax-Free Minnesota Fund                    0.85%    1.60%     N/A      0.90%       N/A        N/A        N/A      0.75%
Tax-Free National Fund                     0.85%    1.60%     N/A      0.90%       N/A        N/A        N/A      0.75%
Tax-Free New York Fund                     0.85%    1.60%     N/A       N/A        N/A        N/A        N/A      0.75%
Total Return Bond Fund                     1.00%    1.75%    0.75%      N/A       1.45%      1.15%      0.83%     0.75%
U.S. Government Securities Fund            1.00%    1.75%     N/A      1.00%       N/A        N/A        N/A      0.75%
Value Fund                                 1.40%    2.15%     N/A       N/A       1.65%      1.35%      1.05%     1.00%
Value Opportunities Fund                   1.40%    2.15%    1.15%     1.45%      1.65%      1.35%      1.05%     1.25%
Equity Growth Allocation Fund              1.60%    2.25%    1.35%      N/A       1.81%      1.51%      1.21%      N/A
Growth Allocation Fund                     1.50%    2.15%    1.25%      N/A       1.84%      1.51%      1.21%      N/A
Balanced Allocation Fund                   1.40%    2.10%    1.15%      N/A       1.78%      1.48%      1.18%      N/A
Conservative Allocation Fund               1.35%    2.00%    1.10%      N/A       1.78%      1.48%      1.18%      N/A
Income Allocation Fund                     1.20%    1.90%    0.95%      N/A       1.59%      1.29%      0.99%      N/A
Retirement Income Fund                     1.20%    1.95%     N/A       N/A       1.60%      1.30%      1.00%     0.90%
Target Retirement 2010 Fund                1.25%    2.00%     N/A       N/A       1.65%      1.35%      1.05%     0.95%
Target Retirement 2020 Fund                1.30%    2.05%     N/A       N/A       1.70%      1.40%      1.10%     1.00%
Target Retirement 2030 Fund                1.35%    2.10%     N/A       N/A       1.75%      1.45%      1.15%     1.05%



     Pursuant to the investment management agreements, investment sub-advisory agreements and investment services agreements, neither HIFSCO nor the sub-advisers are liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which their respective agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HIFSCO or a sub-adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable agreement. Each sub-adviser, other than Hartford Investment Management, has agreed to indemnify HIFSCO to the fullest extent permitted by law against any and all loss, damage, judgment, fines, amounts paid in settlement and attorneys' fees incurred by HIFSCO, which result in whole or in part from the applicable sub-adviser's misfeasance, bad faith, gross negligence (negligence in the case of Oberweis or SSgA FM as applicable) or reckless disregard of its duties as specifically set forth in the respective sub-advisory agreement.



     HIFSCO, whose business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089, was organized in 1995. As of December 31, 2006, HIFSCO had approximately $42 billion of assets under management. Hartford Investment Management is located at 55 Farmington Avenue, Hartford, Connecticut 06105 and was organized in 1996. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies, and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of

December 31, 2006, Hartford Investment Management had investment management authority over approximately $131.2 billion in assets.


     Wellington Management, whose business address is 75 State Street, Boston, MA 02109, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2006, Wellington Management had investment management authority with respect to approximately $521 billion in assets. Wellington Management is a Massachusetts limited liability partnership.


     Jennison Associates LLC, whose business address is 466 Lexington Avenue, New York, New York 10017, is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Jennison provides investment management services primarily to corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker-dealers. Founded in 1969, Jennison managed in excess of $77 billion in assets as of December 31, 2006.



     KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2006, KAR had approximately $6.5 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.



     MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large cap and small cap value equity, international core value equity and balanced portfolios. As of December 31, 2006, MetWest Capital had investment management authority over approximately $6.9 billion in assets under management. MetWest Capital is a subsidiary of Wachovia Corporation. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.



     Oberweis Asset Management, Inc., whose business address is 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, is a boutique investment firm that focuses on investments in rapidly growing firms. Established in 1989, Oberweis provides investment advice to funds, institutions and individual investors on a broad range of investment products. As of December 31, 2006, Oberweis had approximately $2.1 billion in assets under management.



     SSgA FM is registered with the SEC as an investment adviser under the 1940 Act and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of December 31, 2006, SSgA FM managed approximately $123 billion in assets, and SSgA managed approximately $1.7 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.


     Hartford Life, an affiliate of HIFSCO, provides fund accounting services to the Funds including, but not limited to, daily pricing of portfolio securities; computation of the net asset value and the net income of such Funds in accordance with such Funds' prospectuses and statement of additional information; calculation of dividend and capital gain distributions, if any; calculation of yields on all applicable Funds and all classes thereof; preparation of various reports; and such other similar services with respect to a Fund as may be reasonably requested by such Funds.


     With respect to the Hartford Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between The Hartford Mutual Funds, Inc., on behalf of those Hartford Funds, and Hartford Life. In consideration of services rendered and expenses assumed pursuant to this agreement, each Hartford Fund (except for the funds of funds) pays Hartford Life a fee calculated at the annual rate of 0.015% of its aggregate net assets. Prior to November 1, 2006, this fee was calculated at the annual rate of 0.02% of the aggregate net assets of each of those Hartford Funds. With respect to the funds of funds, Hartford Life receives a fee from each fund of funds calculated at the annual rate of 0.01% of its aggregate net assets.

     With respect to the New Hartford Funds, Hartford Life provides such fund accounting services pursuant to a fund accounting agreement by and between The Hartford Mutual Funds II, Inc., on behalf of the New Hartford Funds, Hartford Life and HIFSCO. In consideration of services rendered and expenses assumed pursuant to this agreement, each New Hartford Fund, except for the classes listed below, pays Hartford Life a fee calculated at the annual rate of 0.015% of its aggregate net assets. Prior to December 31, 2006, this fee was calculated at the annual rate of 0.02% of the aggregate net assets of each of those New Hartford Funds. For the Class L shares of each of the New Hartford Funds, HIFSCO pays the fund accounting services fees.

     The compensation paid to Hartford Life for such services for the last three fiscal years is as follows:


FUND NAME                                    2006         2005         2004
---------                                 ----------   ----------   ----------
Advisers Fund                             $  287,554   $  447,490   $  517,953
Balanced Income Fund                      $      405          N/A          N/A
Capital Appreciation Fund                 $1,930,463   $1,715,780   $1,206,572
Capital Appreciation II Fund              $   32,205   $    4,546          N/A
Disciplined Equity Fund                   $   63,804   $   73,229   $   70,606
Dividend and Growth Fund                  $  490,343   $  556,402   $  457,046
Equity Income Fund                        $   84,234   $   77,944   $   34,787
Floating Rate Fund                        $  185,408   $   10,303          N/A
Focus Fund                                $   12,112   $   19,287   $   24,340
Global Communications Fund                $    4,524   $    3,299   $    2,296
Global Financial Services Fund            $    3,825   $    4,054   $    3,952
Global Health Fund                        $   96,080   $   81,468   $   57,248

FUND NAME                                    2006         2005         2004
---------                                 ----------   ----------   ----------
Global Leaders Fund                       $  112,204   $  141,313   $  136,870
Global Technology Fund                    $    9,117   $   10,951   $   13,417
Growth Fund                               $  149,448   $  136,624   $   56,068
Growth Opportunities Fund                 $   68,293   $   32,512   $   12,037
High Yield Fund                           $   47,329   $   72,673   $   76,141
Income Fund                               $   11,334   $    9,793   $    6,858
Inflation Plus Fund                       $  140,548   $  180,079   $  116,539
International Capital Appreciation Fund   $   48,580   $   39,738   $    9,210
International Opportunities Fund          $   34,221   $   28,534   $   25,295
International Small Company Fund          $   25,168   $   21,446   $   12,746
MidCap Fund                               $  472,676   $  544,646   $  506,030
MidCap Growth Fund                        $      390          N/A          N/A
MidCap Value Fund                         $   72,954   $   89,028   $   72,266
Money Market Fund                         $   39,274   $   50,496   $   60,573
Select MidCap Growth Fund                 $    7,306   $    2,305          N/A
Select MidCap Value Fund                  $    8,110   $    2,027          N/A
Select SmallCap Growth Fund               $    1,357   $       88          N/A
Select SmallCap Value Fund                $      593          N/A          N/A
Short Duration Fund                       $   21,486   $   27,324   $   16,732
Small Company Fund                        $   57,469   $   59,719   $   57,052
SmallCap Growth Fund                      $   42,115   $   22,140   $   10,449
Stock Fund                                $  198,808   $  298,896   $  350,557
Tax-Free California Fund                  $    3,508   $    3,564   $    3,260
Tax-Free Minnesota Fund                   $    1,160   $    1,200   $      963
Tax-Free National Fund                    $   11,659   $   10,917   $    9,277
Tax-Free New York Fund                    $    2,458   $    2,988   $    2,524
Total Return Bond Fund                    $  120,142   $  123,701   $  111,323
U.S. Government Securities Fund           $   11,974   $   18,405   $   21,357
Value Fund                                $   23,731   $   25,888   $   15,067
Value Opportunities Fund                  $   34,702   $   23,974   $    5,244
Equity Growth Allocation Fund             $   16,084   $    6,792   $      323
Growth Allocation Fund                    $   52,641   $   23,657   $    1,111
Balanced Allocation Fund                  $   59,615   $   29,224   $    1,629
Conservative Allocation Fund              $   13,351   $    8,860   $      723
Income Allocation Fund                    $    3,511   $    2,531   $      218
Retirement Income Fund                    $       51   $        1          N/A
Target Retirement 2010 Fund               $      108   $        0          N/A
Target Retirement 2020 Fund               $       94   $        1          N/A
Target Retirement 2030 Fund               $       60   $        0          N/A


     For the last three fiscal years, no reimbursement or compensation was paid to Hartford Life pursuant to the fund accounting agreement with respect to the Class L shares of each of the New Hartford Funds by the New Hartford Funds.

                               PORTFOLIO MANAGERS
OTHER ACCOUNTS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     The following table lists the number and types of other accounts sub-advised by Hartford Investment Management managers and assets under management in those accounts as of October 31, 2006:


                               REGISTERED
                               INVESTMENT        ASSETS     POOLED      ASSETS      OTHER      ASSETS
PORTFOLIO MANAGER           ACCOUNTS COMPANY    MANAGED    ACCOUNTS    MANAGED    ACCOUNTS    MANAGED
                                             (in millions)          (in millions)          (in millions)
-----------------           ----------------   ---------   --------   ---------   --------   ---------
Michael Bacevich                    0              0          1        $  128         5       $ 1,892
Christopher Bade                    0(a)           0          0            --         0            --
Ed Caputo                           1(b)      $3,658          1        $1,150         4       $ 2,224
John Connor                         0              0          0             0         0             0
Robert Crusha                       3(c)      $1,894          9        $4,330        14       $ 2,988
John Connor                         0              0          0            --         0            --
William Davison                     0              0          0            --         0            --
Brian Dirgins                       0              0          0            --         0            --
Charles Grande                      0(d)           0          0            --         6       $12,562
Christopher Hanlon                  2         $1,541          0            --         4       $ 6,158
John Hendricks                      0              0          0            --         0            --
Jeffrey MacDonald                   2         $  300          0            --         6       $   324

Charles Moon           2          $  300     0     --       2    $28,456
Mark Niland            3             822     2    $76       5    $ 2,838
Russell Regenauer      2          $1,511     0     --       0         --
James Serhant          1             718     0     --       1    $   105
Adam Tonkinson         1             718     0     --       2    $    62
Nasri Toutoungi        3(e)       $4,941     0     --      11    $ 1,623
Mark Waterhouse        2(f)          170     0     --       1    $    32
Hugh Whelan            2(g)       $  197     0     --       0         --
Timothy Wilhide        0               0     0     --       4    $   301







(a) This portfolio manager manages more than one Hartford Fund (Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund). Assets under management in those Funds total $29,802,568, $34,969,682, $129,913,573 and $15,481,728, respectively.



(b) This portfolio manager manages more than one Hartford Fund (Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Income Allocation Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Equity Growth Allocation Fund). Assets under management in those Funds total $868,145, $2,454,214, $2,763,997, $2,275,181, $38,950,958,
     $150,418,576, $734,035,462, $659,349,714, and $201,439,785, respectively.



(c) This portfolio manager manages more than one Hartford Fund (Short Duration Fund and Money Market Fund). Assets under management in those Funds total $150,066,189 and $266,212,136, respectively.



(d) This portfolio manager manages more than one Hartford Fund (Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund). Assets under management in those Funds total $29,802,568, $34,969,682, $129,913,573 and $15,481,728, respectively.



(e) This portfolio manager manages more than one Hartford Fund (Total Return Bond Fund and High Yield Fund). Assets under management in those Funds total $872,695,647 and $292,033,362, respectively.



(f) This portfolio manager manages more than one Hartford Fund (Small Company Fund and MidCap Stock Fund). Assets under management in those Funds total $56,538,683 and $11,094,486, respectively.



(g) This portfolio manager manages more than one Hartford Fund (Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Income Allocation Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Equity Growth Allocation Fund, SmallCap Growth Fund, Select MidCap Growth Fund, Select MidCap Value Fund and LargeCap Growth Fund). Assets under management in those Funds total $868,145, $2,454,214, $2,763,997, $2,275,181,
     $38,950,958, $150,418,576, $734,035,462, $659,349,714, $201,439,785,
     $23,008,537, $25,500,241, $49,420,782, and $10,062,038, respectively.


CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS

          In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Portfolio managers, including assistant portfolio managers, at Hartford Investment Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), commingled trust accounts, and other types of funds. The portfolios managed by portfolio managers may have investment objectives, strategies and risk profiles that differ from those of the Funds. Portfolio managers make investment decisions for each portfolio, including the Funds, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio managers may purchase securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio, and vice versa. A portfolio manager or other investment professional at Hartford Investment Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact that Fund depending on market conditions. In addition, some of these portfolios have fee structures that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Funds to Hartford Investment Management. Because a portfolio manager's compensation is affected by revenues earned by Hartford Investment Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

          Hartford Investment Management's goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Hartford Investment Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Hartford Investment Management monitors a variety of areas, including compliance with primary Funds' guidelines, the allocation of securities, and compliance with Hartford Investment Management's Code of Ethics. Furthermore, senior investment and business personnel at Hartford Investment Management periodically review the performance of Hartford Investment Management's portfolio managers. Although Hartford Investment Management does not track the time a portfolio manager spends on a single portfolio, Hartford Investment Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's overall book of business.


          Material conflicts of interest may arise when allocating and/or aggregating trades. Hartford Investment Management may aggregate into a single trade order several individual contemporaneous client trade orders for a single security, absent specific client directions to the contrary. It is the policy of Hartford Investment Management that when a decision is made to aggregate transactions on behalf of more than one account (including the Funds or other accounts over which it has discretionary authority), such transactions will be allocated to all participating client accounts in a fair and equitable manner in accordance with Hartford Investment Management's trade allocation policy. The trade allocation policy is described in Hartford Investment Management's Form ADV. Hartford Investment Management's compliance unit monitors block transactions to assure adherence to the trade allocation policy, and will inform Hartford Investment Management's Issue Resolution Council of any non-compliant transactions.


COMPENSATION OF HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     Hartford Investment Management's portfolio managers are generally responsible for multiple accounts with similar investment strategies. Portfolio managers are compensated on the performance of the aggregate group of similar accounts rather than for a specific Fund.

          The compensation package for portfolio managers (excluding the fundamental equity portfolio manager) consists of three components, which are fixed base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager's contribution to Hartford Investment Management's success.

          The annual incentive plan provides cash bonuses dependent on both Hartford Investment Management's overall performance and individual contributions. A portion of the bonus pool is determined based on the aggregate portfolio pre-tax performance results over three years relative to peer groups and benchmarks, and the remaining portion is based on current year operating income relative to the operating plan.

     Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual's award is based upon qualitative and quantitative factors including the relative performance of their assigned portfolios compared to a peer group and benchmark. A listing of each Fund and the benchmark by which such Fund is measured can be found below and is primarily geared to reward top quartile performance on a trailing three-year basis. Individual performance is dollar weighted (based on assets under management). Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

          The long-term incentive plan provides an opportunity for portfolio managers and other key contributors to Hartford Investment Management to be rewarded in the future based on the continued profitable growth of Hartford Investment Management. A designated portion of Hartford Investment Management's net operating income will be allocated to long-term incentive awards each year. The size of actual individual awards will vary greatly. The awards will vest over three years for most participants and five years for Hartford Investment Management's Managing Directors. The value of the awards will increase at the growth rate of operating income each year during the vesting period. Awards will be paid in cash at the end of the vesting period.

          The compensation package for the fundamental equity portfolio manager and other key contributors is composed of three parts - a base compensation, bonus and long-term incentive. The bonus is reflective of the relative performance of the fundamental equity funds as well as the level of assets managed. The performance component of the fundamental equity funds is equally weighted between peer relative and benchmark relative returns over a rolling three-year period.


          All portfolio managers are eligible to participate in The Hartford's standard employee health and welfare programs, including retirement.


          The Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund are managed by HIFSCO. While the portfolio managers for such funds of funds are employees of HIFSCO as well as Hartford Investment Management, they are compensated by Hartford Investment Management only. As such, their compensation is calculated as described above.

     The benchmark by which each Fund's performance is measured for compensation purposes is as follows:


FUND*                                                       BENCHMARK
-----                                                       ---------
Floating Rate Fund                Loan Pricing Corporation Index (or equivalent)
High Yield Fund                   Lehman Corporate High Yield Index
Income Fund                       Lehman Aggregate Index
Inflation Plus Fund               Lehman US TIPS Index
MidCap Growth Fund                Russell MidCap Growth Index
Money Market Fund                 60 day T-Bill
Select MidCap Growth Fund         Russell MidCap Growth Index
Select MidCap Value Fund          Russell MidCap Value Index
Short Duration Fund               Lehman 1-5 yr. Government/Credit Index
Small Company Fund                Russell 2000 Growth Index; Lipper MF Small Cap Growth Average
                                  Lehman California Exempt Index
Tax-Free California Fund          Lehman Minnesota Exempt Index
Tax-Free Minnesota Fund           Lehman Municipal Bond Index
Tax-Free National Fund            Lehman New York Exempt Index
Tax-Free New York Fund            Lehman Aggregate Index
Total Return Bond Fund            Lehman US Government Index
U.S. Government Securities Fund   S&P 500 Index; Lehman Aggregate Index
Retirement Income Fund            S&P 500 Index; Lehman Aggregate Index
Target Retirement 2010 Fund       S&P 500 Index; Lehman Aggregate Index
Target Retirement 2020 Fund       S&P 500 Index; Lehman Aggregate Index
Target Retirement 2030 Fund       S&P 500 Index; Lehman Aggregate Index


*    Funds sub-advised by Hartford Investment Management

FUND**                                     BENCHMARK
------                                     ---------
Equity Growth Allocation Fund     S&P 500 Index
Growth Allocation Fund            80% S&P 500 Index

                                  20% Lehman Aggregate Index

Balanced Allocation Fund          60% S&P 500 Index
                                  40% Lehman Aggregate Index

Conservative Allocation Fund      40% S&P 500 Index
                                  60% Lehman Aggregate Index

Income Allocation Fund            Lehman Aggregate Index

**   Funds of funds managed by HIFSCO

EQUITY SECURITIES BENEFICIALLY OWNED BY HARTFORD INVESTMENT MANAGEMENT PORTFOLIO MANAGERS

     The dollar ranges of equity securities beneficially owned by Hartford Investment Management portfolio managers in the Funds they sub-advise, as well as the funds of funds, are as follows for the fiscal year ended October 31, 2006:


                                                                    DOLLAR RANGE OF EQUITY SECURITIES
       PORTFOLIO MANAGER            FUND(S) SUB-ADVISED/MANAGED             BENEFICIALLY OWNED
-------------------------------   -------------------------------   ---------------------------------
Michael Bacevich                  Floating Rate Fund                None

Christopher Bade                  Tax-Free California Fund          None
                                  Tax-Free Minnesota Fund           None
                                  Tax-Free National Fund            None
                                  Tax-Free New York Fund            None

Edward C. Caputo                  Equity Growth Allocation Fund     None
                                  Growth Allocation Fund            None
                                  Balanced Allocation Fund          None
                                  Conservative Allocation Fund      None
                                  Income Allocation Fund            None
                                  Retirement Income Fund            None
                                  Target Retirement 2010 Fund       None
                                  Target Retirement 2020 Fund       None
                                  Target Retirement 2030 Fund       None

John Connor                       Floating Rate Fund                None

Robert Crusha                     Money Market Fund                 None
                                  Short Duration Fund               None
William Davison                   Income Fund                       None

Brian Dirgins                     Short Duration Fund               None

Charles Grande                    Tax-Free California Fund          None
                                  Tax-Free Minnesota Fund           None
                                  Tax-Free National Fund            None
                                  Tax-Free New York Fund            None

Christopher Hanlon                U.S. Government Securities Fund   None

John Hendricks                    Inflation Plus Fund               None

Jeffrey MacDonald                 Income Fund                       None

Charles Moon                      Income Fund                       None

Mark Niland                       High Yield Fund                   None

Russell Regenauer                 U.S. Government Securities Fund   None

James Serhant                     High Yield Fund                   None

Adam Tonkinson                    Money Market Fund                 None

Nasri Toutoungi                   High Yield Fund                   $1 - $10,000
                                  Total Return Bond Fund            None

Mark Waterhouse                   MidCap Growth Fund                None
                                  Small Company Fund                None

Hugh Whelan                       LargeCap Growth Fund              None
                                  Select MidCap Growth Fund         None
                                  Select MidCap Value Fund          None
                                  SmallCap Growth Fund              None
                                  Equity Growth Allocation Fund     None
                                  Growth Allocation Fund            None
                                  Balanced Allocation Fund          None
                                  Conservative Allocation Fund      None
                                  Income Allocation Fund            None
                                  Retirement Income Fund            None
                                  Target Retirement 2010 Fund       None
                                  Target Retirement 2020 Fund       None
                                  Target Retirement 2030 Fund       None

Timothy Wilhide                   Inflation Plus Fund               None

OTHER ACCOUNTS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

     The following table lists the number and types of other accounts sub-advised by Wellington Management managers and assets under management in those accounts as of October 31, 2006:


                               REGISTERED        ASSETS     POOLED      ASSETS                 ASSETS
                               INVESTMENT       MANAGED    ACCOUNTS    MANAGED      OTHER     MANAGED
PORTFOLIO MANAGER           ACCOUNTS COMPANY (in millions)          (in millions) ACCOUNTS (in millions)
-----------------           ----------------   ---------   --------   ---------   --------   ---------
Mario E. Abularach               8(a)           $ 4,394      2         $   90        7(1)     $   755
Steven C. Angeli                 5              $ 1,721      5(2)      $  165       24(2)     $ 1,127
James H. Averill                 1(b)           $   266      1         $    1        1        $     1
John F. Averill                  4              $   121     18(3)      $  469       37(3)     $   479
Archana Basi                     2              $    33     27         $  429      155(4)     $ 1,766
Jean-Marc Berteaux              13(c)           $ 3,929     17         $4,249       25(5)     $ 4,725
John A. Boselli                  7              $ 1,470     10(6)      $1,615       39(6)     $ 7,113
Edward P. Bousa                  5(7)           $36,940      4         $  280        3        $   557
Michael T. Carmen                4(d)           $ 2,703      9(8)      $  635        5        $   260
Frank D. Catrickes               1(e)           $14,262     11(9)      $  781        6        $   260
Mammen Chally                    2              $ 2,190      9         $  975       21(10)    $11,715
Nicolas M. Choumenkovitch        4(f)           $ 2,022     6(11)      $  385       18(11)    $ 2,611
Robert L. Deresiewicz            4              $    76     14(12)     $   76       37(12)    $   228
Doris T. Dwyer                   6              $ 1,458      7         $  401       12(13)    $ 2,553
David J. Elliott                 3              $ 1,090      7         $  401       12(13)    $ 2,553
David R. Fassnacht               3(g)(14)       $16,311      6         $  568        2(14)    $   502
Ann C. Gallo                     5              $   121     30(15)     $  272      151(15)    $ 1,379

Bruce L. Glazer                  5              $    114    37(16)        519      158(16)    $ 1,207
Christopher L. Gootkind          6(17)          $ 19,421    --             --       --        $    --
Peter I. Higgins                 2(h)           $ 11,028     2              8       --        $    --
Lucius T. Hill                   6              $    649     6          2,638       12        $ 3,028
Matthew D. Hudson               13(c)           $  3,929    16          4,247       25(5)     $ 4,725
Jean M. Hynes                    5              $    324    33(18)        835      160(18)    $ 4,777
Steven T. Irons                  2(h)           $ 11,028     1              6       --        $    --
John C. Keogh                    7(17)          $ 21,521    --             --       24        $ 2,193
Anita M. Killian                 5              $    139    35(19)        378      159(19)    $ 1,718
Mark T. Lynch                    2              $     61    24(20)      1,072      138(20)    $ 4,890
Daniel Maguire                   2              $    463     8            690        9(21)    $   576
Kirk J. Mayer                    5              $     45    33(22)        141      159(22)    $   603
James N. Mordy                   5(i)           $  1,785     3            102       11(23)    $ 1,883
Stephen Mortimer                 5              $  1,743     1             88        5(1)     $   670
David Nincic                     2              $    10     27            159      155(24)    $   622
Andrew S. Offit                 13(c)           $  3,929    17          4,249       25(5)     $ 4,725
David W. Palmer                  1(j)           $    139     1              1       --        $    --
Saul J. Pannell                  1(e)           $ 14,261     9(25)        734        3        $   189
Philip H. Perelmuter             3              $  2,939     7(26)        814       40(26)    $ 2,500
James A. Rullo                   2              $  2,190    14          1,551       44(27)    $18,424
John R. Ryan                     9(k)(28)       $ 11,131     2             47       21        $ 3,635
Joseph H. Schwartz               4              $    129    30(29)        240      139(29)    $ 1,081
Andrew J. Shilling               7              $  1,539    10(30)      1,797       39(30)    $ 8,175
Scott E. Simpson                 4              $    136    29(30)        772      131(31)    $ 3,205
Scott St. John                   6              $    649     5          2,299       11        $ 1,724
Eric I. Stromquist               5              $    129    18(32)        149       37(32)    $   453
Simon H. Thomas                  2              $    463     8            690        9(33)    $   576






(a) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Growth Opportunities Fund and Small Company Fund). Assets under management in those Funds total approximately $1,241m and 347m, respectively.

(b) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and Value Opportunities Fund). Assets under management in those Funds total approximately $109m and $131m, respectively.



(c) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Global Leaders Fund and International Capital Appreciation Fund). Assets under management in those Funds total approximately $729m and $360m, respectively.



(d) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and Growth Opportunities Fund). Assets under management in those Funds total approximately $109m and $1,241m, respectively.



(e) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation Fund and Capital Appreciation II Fund). Assets under management in those Funds total approximately $14,527m and $37m, respectively.



(f) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and International Opportunities Fund). Assets under management in those Funds total approximately $73m and $253m, respectively.



(g) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and Value Opportunities Fund). Assets under management in those Funds total approximately $109m and $68m, respectively.



(h) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Advisers Fund, Focus Fund and Stock Fund). Assets under management in those Funds total approximately $1,147m, $67m and $1,203m, respectively.

(i) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund, MidCap Value Fund and Value Opportunities Fund). Assets under management in those Funds total approximately $109m, $463m and $34m, respectively.



(j) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Capital Appreciation II Fund and Value Opportunities Fund). Assets under management in those Funds total approximately $109m and $68m, respectively.



(k) In addition to the registered investment company accounts listed above, this portfolio manager manages more than one Hartford Fund (Balanced Income Fund, Equity Income Fund and Value Fund). Assets under management in those Funds total approximately $6m, $641m and $176m, respectively.



(1) The advisory fee for one of these other accounts is based upon performance. Assets under management in that account total approximately $156m.



(2) The advisory fee for one of these pooled accounts and one of these other accounts is based upon performance. Assets under management in the pooled account and other account total approximately $18m and $156m. (3) The advisory fee for three of these pooled accounts and three of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $247m and $285m, respectively.



(4) The advisory fee for sixteen of these other accounts is based upon performance. Assets under management in those accounts total approximately $303m.



(5) The advisory fee for one of these other accounts is based upon performance. Assets under management in that account total approximately $143m.

(6) The advisory fee for one of these pooled accounts and one of these other accounts is based upon performance. Assets under management in the pooled account and other account total approximately $125m and $326m.



(7) The advisory fee for two of these registered investment company accounts is based upon performance. Assets under management in those accounts total approximately $29,603m.



(8) The advisory fee for four of these pooled accounts is based upon performance. Assets under management in those accounts total approximately $309m.



(9) The advisory fee for five of these pooled accounts is based upon performance. Assets under management in those accounts total approximately $358m.



(10) The advisory fee for three of these other accounts is based upon performance. Assets under management in those accounts total approximately $5,907m.



(11) The advisory fee for two of these pooled accounts and three of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $70m and $515m.



(12) The advisory fee for one of these pooled accounts and three of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $3m and $128m.



(13) The advisory fee for two of these other accounts is based upon performance. Assets under management in those accounts total approximately $287m.



(14) The advisory fee for two of these registered investment company accounts and one of these other accounts is based upon performance. Assets under management in those registered investment company accounts and other accounts total approximately $16,194m and $477m.

(15) The advisory fee for one of these pooled accounts and sixteen of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $6m and $466m.



(16) The advisory fee for three of these pooled accounts and seventeen of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $207m and $393m.



(17) The advisory fee for two of these registered investment company accounts is based upon performance. Assets under management in those accounts total approximately $15,566m.



(18) The advisory fee for one of these pooled accounts and seventeen of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $18m and $1,478m.



(19) The advisory fee for one of these pooled accounts and seventeen of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $7m and $485m.



(20) The advisory fee for two of these pooled accounts and fifteen of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $352m and $1,843m.



(21) The advisory fee for one of these other accounts is based upon performance. Assets under management in that account total approximately $61m.



(22) The advisory fee for one of these pooled accounts and seventeen of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $2m and $170m.



(23) The advisory fee for two of these other accounts is based upon performance. Assets under management in those accounts total approximately $80m.



(24) The advisory fee for sixteen of these other accounts is based upon performance. Assets under management in those accounts total approximately $109m.

(25) The advisory fee for four of these pooled accounts is based upon performance. Assets under management in those accounts total approximately $331m.



(26) The advisory fee for one of these pooled accounts and three of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $25m and $60m.



(27) The advisory fee for twelve of these other accounts is based upon performance. Assets under management in those accounts total approximately $11,043m.



(28) The advisory fee for three of these registered investment company accounts is based upon performance. Assets under management in those accounts total approximately $8,036m.



(29) The advisory fee for one of one pooled accounts and fifteen of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $5m and $379m.



(30) The advisory fee for one of these pooled accounts and one of these other accounts is based upon performance. Assets under management in the pooled account and other account total approximately $168m and $326m.



(31) The advisory fee for one of these pooled accounts and fourteen of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $7m and $791m.



(32) The advisory fee for three of these pooled accounts and four of these other accounts is based upon performance. Assets under management in those pooled accounts and other accounts total approximately $30m and $313m.



(33) The advisory fee for one of these other accounts is based upon performance. Assets under management in that account total approximately $61m.

CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS AND OTHER ACCOUNTS


     Individual Investment Professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.



     An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account portfolio. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management, Messrs. Angeli, Averill, Carmen, Deresiewicz, Glazer, Lynch, Mayer, Pannell, Schwartz and Stromquist and Ms. Gallo and Ms. Hynes also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.


     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single account, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

     HIFSCO pays Wellington Management a fee based on the assets under management of each Fund as set forth in the relevant Investment Sub-Advisory Agreement between Wellington Management and HIFSCO with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds. The following information relates to the fiscal year ended October 31, 2006.

     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of its Investment Professionals includes a base salary and incentive components.

     The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm.

     Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by that Investment Professional and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by that Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Except as noted below, Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. With respect to the International Small Company Fund, the Investment Professional's incentive payment is a flat rate which is not linked to benchmark performance. Fixed income Portfolio Managers' incentive on the relevant Fund is based solely on the revenues earned by Wellington management and has no additional performance related compensation component. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan as a partner of the firm. The following individuals are partners of the firm:

Steven C. Angeli
James H. Averill
John F. Averill


Jean-Marc Berteaux*


John A. Boselli
Edward P. Bousa
Michael T. Carmen


Frank D. Catrickes*


David R. Fassnacht
Ann C. Gallo
Bruce L. Glazer
Jean M. Hynes
Steven T. Irons
John C. Keogh
Mark T. Lynch
James N. Mordy
Andrew S. Offit
Saul J. Pannell
Phillip H. Perelmuter
James A. Rullo
John R. Ryan
Joseph H. Schwartz
Theodore E. Shasta
Andrew J. Shilling
Scott E. Simpson
Trond Skramstad
Eric C. Stromquist


*    Effective January 1, 2007

Wellington Management's incentive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group which are utilized to measure both one and three year performance, except where noted:

                  FUND                    BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
---------------------------------------   --------------------------------------------------
Advisers Fund(2)                          S&P 500 Index
                                          Lipper MF Large Cap Core Index

Balanced Income Fund                      Lipper Equity Income Average

Capital Appreciation Fund                 Russell 3000 Index(3)
                                          Lipper MF Multicap Core Index

Capital Appreciation II Fund

   Value Opportunities                    Russell 3000 Value Index
                                          Lipper MF Multicap Core Average

   Growth Opportunities                   Russell 3000 Growth Index
                                          Lipper MF Multicap Core Average

   Special Situations                     Russell 3000 Index
                                          Lipper MF Multicap Core Average

   Global Equities                        MSCI World Index
                                          Lipper Multicap Core Average

   Capital Appreciation                   Russell 3000 Index
                                          Lipper Multicap Core Average

Disciplined Equity Fund                   S&P 500 Index

Dividend and Growth Fund                  S&P 500 Index
                                          Lipper MF Equity Income Average

Equity Income Fund                        Lipper MF Equity Income Average
                                          Russell 1000 Value Index

                                          Lipper MF LargeCap Core Average
Focus Fund                                S&P 500 Index

Global Communications Fund                MSCI AC Telecommunications Index(4)

Global Financial Services Fund            MSCI Finance ex Real Estate Index
                                          Lipper MF Financial Services Average

Global Health Fund                        Goldman Sachs Health Care Index
                                          Lipper Health & Biotechnology Average

Global Leaders Fund                       MSCI World Growth Index(5)
                                          Lipper Global Large Cap Growth Average

Global Technology Fund                    Goldman Sachs Technology Total Return Index
                                          Lipper MF Science and Technology Average

Growth Fund                               Russell 1000 Growth Index
                                          Lipper MF Large Cap Growth Average

Growth Opportunities Fund                 Russell 3000 Growth Index
                                          Lipper MF Multicap Growth Average

International Capital Appreciation Fund   MSCI International EAFE Growth Index(6)
                                          Lipper MF International Multicap Growth Average

International Opportunities Fund          Lipper MF International Large Cap Core Average(7)
                                          MSCI AC World Free ex US Index

International Small Company Fund          N/A

MidCap Fund                               S&P MidCap 400 Index
                                          Lipper MF MidCap Core Average

MidCap Value Fund
                                          Russell 2500 Value Index
                                          Lipper MF Mid Cap Value Average

Small Company Fund                        Russell 2000 Growth Index
                                          Lipper MF Small Cap Growth Average

SmallCap Growth Fund                      Russell 2000 Growth Index

Stock Fund                                S&P 500 Index
                                          Lipper MF Large Cap Core Index

Value Fund                                Russell 1000 Value Index
                                          Lipper MF Large Cap Value Average

Value Opportunities Fund                  Russell 3000 Value Index
                                          Lipper MF Multicap Value Average(8)

(1) For Funds with multiple benchmarks/peer groups, allocations are weighted equally.

(2)  Equity portion of the Advisers Fund.

(3)  Prior to July 1, 2005, the benchmark was the S&P 500 Index.

(4) For the period January 1, 2002, through January 1, 2006, the benchmark was a blend of the MSCI Broad Telecom Index and MSCI AC Telecommunications Index.

(5) For the period January 1, 2003, through December 31, 2003, the benchmark was a blend of the Lipper Global Large Cap Growth Average and the MSCI World Index.

(6) Prior to January 1, 2006, the benchmark was the MSCI EAFE Index with no comparison made to the Fund's Lipper peer group.

(7) Prior to January 1, 2006, the benchmark was the Lipper International Large Cap Core Average.

(8) Prior to January 1, 2005, the benchmark was the Lipper Multicap Growth Average.

EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS

     The dollar ranges of equity securities beneficially owned by Wellington Management managers in the Funds they sub-advise are as follows for the fiscal year ended October 31, 2006:


                                                                        DOLLAR RANGE OF
                                                                       EQUITY SECURITIES
    PORTFOLIO MANAGER                 FUND(S) SUB-ADVISED              BENEFICIALLY OWNED
-------------------------   ---------------------------------------   -------------------
Mario E. Abularach          Growth Opportunities Fund                 None
                            Small Company Fund                        None

Steven C. Angeli            Small Company Fund                        None

James H. Averill            Capital Appreciation II Fund              None
                            Value Opportunities Fund                  $100,001-$500,000

John F. Averill             Global Technology Fund                    $10,001-$50,000

Archana Basi                Global Communications Fund                $10,001-$50,000

Jean-Marc Berteaux          Global Leaders Fund                       None
                            International Capital Appreciation Fund   None

John A. Boselli             Growth Fund                               None

Edward P. Bousa             Dividend and Growth Fund                  Over $1,000,000

Michael T. Carmen           Capital Appreciation II Fund              None
                            Growth Opportunities Fund                 $100,001-$500,000

Frank D. Catrickes          Capital Appreciation Fund                 $100,001-$500,000
                            Capital Appreciation II Fund              None

Mammen Chally               Disciplined Equity Fund                   $10,001-$50,000

Nicolas M. Choumenkovitch   Capital Appreciation II Fund              $10,001-$50,000
                            International Opportunities Fund          $1-$10,000

Robert L. Deresiewicz       Global Health Fund                        None

Doris T. Dwyer              SmallCap Growth Fund                      None

David J. Elliott            SmallCap Growth Fund                      None

David R. Fassnacht          Capital Appreciation II Fund              None
                            Value Opportunities Fund                  $10,001-$50,000

Ann C. Gallo                Global Health Fund                        $50,001-$100,000

Bruce L. Glazer             Global Technology Fund                    None

Christopher L.Gootkind      Advisers Fund                             None

Peter I. Higgins            Advisers Fund                             None
                            Focus Fund                                None
                            Stock Fund

Lucius T. Hill              Balanced Income Fund                      $100,001-$500,000

Matthew D. Hudson           Global Leaders Fund                       $100,001-$500,000
                            International Capital Appreciation Fund   None

Jean M. Hynes               Global Health Fund                        None
                                                                      $100,001-$500,000

Steven T. Irons             Advisers Fund                             None
                            Focus Fund                                $100,001-$500,000
                            Stock Fund                                500,001-$1,000,000

John C. Keogh               Advisers Fund                             $100,001-$500,000

Anita M. Killian            Global Technology Fund                    $10,0001-$50,000

Mark T. Lynch               Global Financial Services Fund            $100,001-$500,000

Daniel Maguire              International Small Company Fund          None

Kirk J. Mayer               Global Health Fund                        $50,001-$100,000

James N. Mordy              Capital Appreciation II Fund              None
                            MidCap Value Fund                         Over $1,000,000
                            Value Opportunities Fund                  $10,001-$50,000

Stephen Mortimer            Small Company Fund                        None

David Nincic                Global Communications Fund                None

Andrew S. Offit             Global Leaders Fund                       $1-$10,000
                            International Capital Appreciation Fund   None
                            Capital Appreciation II Fund              None

David W. Palmer             Value Opportunities Fund                  $10,001-$50,000

Saul J. Pannell             Capital Appreciation Fund                 Over $1,000,000
                            Capital Appreciation II Fund              None

Philip H. Perelmuter        MidCap Fund                               $100,001-$500,000

James A. Rullo              Disciplined Equity Fund                   $100,001-$500,000

John R. Ryan                Balanced Income                           $100,001-$500,000
                            Equity Income Fund                        Over $1,000,000
                            Value Fund                                $500,001-$1,000,000

Joseph H. Schwartz          Global Health Fund                        $100,001-$500,000

Andrew J. Shilling          Growth Fund                               $100,001-$500,000

Scott E. Simpson            Global Technology Fund                    None

Scott I. St. John           Balanced Income Fund                      None

Eric C. Stromquist          Global Technology Fund                    $50,0001-$100,000

Simon H. Thomas             International Small Company               $10,001-$50,000


OTHER ACCOUNTS SUB-ADVISED BY JENNISON PORTFOLIO MANAGERS


     The following table lists the number and types of other accounts sub-advised by Jennison portfolio managers and assets under management in those accounts as of October 31, 2006:



                       REGISTERED
                       INVESTMENT                        POOLED
PORTFOLIO MANAGER   COMPANY ACCOUNTS   ASSETS MANAGED   ACCOUNTS   ASSETS MANAGED   OTHER ACCOUNTS   ASSETS MANAGED
                                        (in millions)               (in millions)                     (in millions)
-----------------   ----------------   --------------   --------   --------------   --------------   --------------
John P. Mullman             4            $2,029             5         $619               9(1)          $1,082
Jason M. Swiatek            0            $    0             3         $552                (7)          $1,020



(1) Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios. The advisory fee for two of these other accounts is based upon performance. Assets under management in those account total $61,983(Thousand). The portfolio manage only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.


CONFLICTS OF INTEREST BETWEEN THE SELECT SMALLCAP GROWTH FUND AND OTHER ACCOUNTS SUB-ADVISED BY JENNISON PORTFOLIO MANAGERS

     In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.


          Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, or foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not for another portfolio. Securities purchased for one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.


Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

          In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

COMPENSATION OF JENNISON PORTFOLIO MANAGERS

     Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of the incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

     Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities.


     The following factors will be reviewed for the Jennison portfolio managers of the Select SmallCap Growth Fund:



     - One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices, such as the Russell 2000 Index and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;


     -    Historical and long-term business potential of the product strategies;

     -    Qualitative factors such as teamwork and responsiveness; and

     - Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

EQUITY SECURITIES BENEFICIALLY OWNED BY JENNISON PORTFOLIO MANAGERS

     As of October 31, 2006, the dollar ranges of equity securities beneficially owned by Jennison managers in the Select SmallCap Growth Fund are as follows:

                                                      DOLLAR RANGE OF EQUITY
PORTFOLIO MANAGER   FUND SUB-ADVISED/MANAGED      SECURITIES BENEFICIALLY OWNED
-----------------   ---------------------------   -----------------------------
John P. Mullman     Select SmallCap Growth Fund                None
Jason M. Swiatek    Select SmallCap Growth Fund                None

OTHER ACCOUNTS SUB-ADVISED BY KAR PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed by the KAR portfolio managers and assets under management in those accounts as of October 31, 2006:


                        REGISTERED
                        INVESTMENT
                          COMPANY     ASSETS       POOLED                      OTHER
PORTFOLIO MANAGER        ACCOUNTS    MANAGED      ACCOUNTS   ASSETS MANAGED   ACCOUNTS   ASSETS MANAGED
                                  (in millions)               (in millions)               (in millions)
------------------      ---------- -----------    --------   --------------   --------   --------------
Sandi L. Gleason             5       $129          0             0          17,879       $4,383
Robert A. Schwarzkopf        5       $129          0             0          17,879       $4,383

CONFLICTS OF INTEREST BETWEEN THE SELECT SMALLCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY KAR PORTFOLIO MANAGERS

     There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of Select SmallCap Value Fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that KAR may have in place that could benefit Select SmallCap Value Fund or such other accounts. KAR believes that there are no material conflicts of interest between the investment strategies of Select SmallCap Value Fund and the investment strategies of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

     As an investment manager with multiple product placed at multiple sponsors, KAR has long had procedures in place to control and monitor potential conflicts among sponsor program and products. Whenever a buy or sell program is launched, each investor class is put into a randomly selected order as determined by an automated randomized process. Further, there are extensive controls on employee trading, best execution, and step-out trading. The firm does not self deal or swap securities among accounts. All orders are exposed to an open exchange traded market or order matching facility, ECN.

COMPENSATION OF KAR PORTFOLIO MANAGERS

     KAR believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at KAR receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.

     The bonus amount for a portfolio manager is based upon (1) how well the individual manager performs in his or her assigned products versus industry benchmarks, (2) growth in total assets under management including, but not limited to, Select SmallCap Value Fund and (3) a subjective assessment of contribution to the team effort. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

     The following is a more detailed description of the compensation structure of Select SmallCap Value Fund's portfolio managers.

     Base Salary. Each portfolio manager is paid a base salary, which is determined by KAR and is designed to be competitive in light of the individual's experience and responsibilities. KAR management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

     Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at KAR has several components:

     (1) Up to seventy-five percent of the base salary can be awarded based upon relative total return or performance. The Investment Incentive pool is established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the fund managed is measured over one, three, and five-year periods against the specified benchmark. Generally, an individual manager's participation is based on the performance of the fund or separately managed account overseen and is weighted roughly by total assets in the fund or separately managed accounts. For Select SmallCap Value Fund, the benchmark used is the Russell 2000 Value Index.

     (2) Up to twenty-five percent of base salary can be awarded based upon the achievement of qualitative goals of the investment management division with which the portfolio manager is associated.

     (3) Up to an additional one hundred percent of base salary can be awarded based upon the growth in assets under management in the portfolio manager's investment area.

     The Performance Incentive Plan applicable to some portfolio managers varies from the description above. For instance, plans applicable to certain portfolio managers (i) may have an override based upon revenues generated, (ii) may contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout.

     Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, 401(k), health, and other employee benefit plans.

EQUITY SECURITIES BENEFICIALLY OWNED BY KAR PORTFOLIO MANAGERS


     As of October 31, 2006, the portfolio managers do not own any shares of the Select SmallCap Value Fund.


OTHER ACCOUNTS SUB-ADVISED BY METWEST CAPITAL PORTFOLIO MANAGERS

The following table lists the number and types of other accounts managed by the MetWest Capital portfolio manager and assets under management in those accounts as of October 31, 2006:


                    REGISTERED
                    INVESTMENT
                      COMPANY        ASSETS       POOLED                      OTHER
PORTFOLIO MANAGER    ACCOUNTS       MANAGED      ACCOUNTS   ASSETS MANAGED   ACCOUNTS  ASSETS MANAGED
                                 (in millions)               (in millions)              (in millions)
-----------------   ----------   -------------   --------   --------------   --------  ---------------
Gary W. Lisenbee        4           $590             7            $95            15          $33





CONFLICTS OF INTEREST BETWEEN THE SELECT SMALLCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY METWEST PORTFOLIO MANAGERS

     MetWest Capital anticipates no material conflicts of interest, as all accounts in the Small Cap Intrinsic Value strategy are managed to the model portfolio as specified by the investment team. The investment team implements the model consistently across client portfolios, while accommodating any client-specific requirements, such as investment restrictions or cash flow requirements. Typically, no positions differ from portfolio to portfolio, except in the case of client-imposed restrictions. For a portfolio with restrictions, the investment team determines the position(s) that comply with the client's requirements.

     While portfolios of clients with investment restrictions may differ slightly from the model portfolio, those differences do not affect the percentage allocations, unless a client's restrictions prohibit a particular trade. Portfolio managers do not have discretion regarding the allocation of investment opportunities. They apply any restriction objectively. For example, if a client's investment guidelines prohibit the purchase of a particular security in the model, the investment team determines a substitute holding that is purchased for that client's account. In addition, to ensure that divergence in account composition is driven exclusively by differences in client objectives, every trade that is executed every day is reviewed by the senior members of the investment team, including both MetWest Capital's President and its Chief Investment Officer, both of whom are owners of the firm.

COMPENSATION OF METWEST CAPITAL PORTFOLIO MANAGERS


     MetWest Capital's compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental) and 401(k) plan. A material portion of each professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary and may include equity in MetWest Capital's publicly traded parent, Wachovia Corporation. While Wachovia Corporation holds a majority ownership interest in MetWest Capital, certain MetWest Capital professionals still hold ownership interests in the firm and accordingly receive additional payments based on profitability of the firm.


     MetWest Capital's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured over MetWest Capital's investment horizon (typically two to three years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

EQUITY SECURITIES BENEFICIALLY OWNED BY METWEST PORTFOLIO MANAGERS


     As of October 31, 2006, the portfolio manager does not own any shares of the Select SmallCap Value Fund.

OTHER ACCOUNTS SUB-ADVISED BY OBERWEIS PORTFOLIO MANAGERS


     The following table lists the number and types of other accounts sub-advised by the Oberweis manager and assets under management in those accounts as of December 31, 2006:



                    REGISTERED
                    INVESTMENT
                      COMPANY       ASSETS         POOLED       ASSETS         OTHER        ASSETS
PORTFOLIO MANAGER    ACCOUNTS       MANAGED       ACCOUNTS      MANAGED      ACCOUNTS      MANAGED
                                 (in millions)               (in millions)              (in millions)
-----------------   ----------   -------------    --------   -------------   --------   -------------
James W. Oberweis       9           $1,007             0           0            60           $988m





CONFLICTS OF INTEREST BETWEEN THE SELECT SMALLCAP GROWTH FUND AND OTHER ACCOUNTS SUB-ADVISED BY OBERWEIS PORTFOLIO MANAGERS


     As indicated in the above table, James W. Oberweis is primarily responsible for the day-to-day management of other accounts, including other accounts with investment strategies similar to the Fund. Those accounts include The Oberweis Funds, other mutual funds for which Oberweis serves as investment sub-adviser, separately managed accounts and the personal/proprietary accounts of Mr. Oberweis. The fees earned by Oberweis for managing client accounts may vary among those accounts, particularly because for at least two accounts, Oberweis is paid based on the performance results of the account. In addition, Mr. Oberweis may personally invest in The Oberweis Funds. These factors could create conflicts of interest because Mr. Oberweis may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if Mr. Oberweis identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. In addition, Mr. Oberweis may execute transactions for another account that may adversely impact the value of securities held by the Fund.


     However, Oberweis believes that these risks are mitigated by the fact that accounts with like investment strategies or which hold the same securities are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or other limitations applicable only to certain accounts, as well as differences in each account's initial holdings, cash flow, account size and other factors. In addition, Oberweis has adopted trade allocation procedures that require equitable allocation of trades for a particular security among participating accounts over time and a Code of Ethics that addresses possible conflicts between personal trades and client trades. These policies are described as part of the Statement of Additional Information of The Oberweis Funds.

COMPENSATION OF OBERWEIS PORTFOLIO MANAGERS


     Oberweis offers its professionals a compensation package consisting of a base, an incentive-based fee, and in certain cases equity ownership. Incentive fees are computed based on rolling one year and three year returns relative to the strategy benchmark, with a heavier weighting on three year returns. Most of the incentive reward is quantitatively defined in advance, divided between relative team performance and individual performance. To ensure long-term commitment, most senior executives and key investment professionals are also equity investors in Oberweis. By linking a significant portion of portfolio management's compensation to equity ownership, the Oberweis management team encourages its professionals to adopt a long-term, team-oriented focus toward superior investment management with significant long-term upside reward potential. The opportunity to own an equity stake in Oberweis has been highly effective in attracting and retaining outstanding executives with a long-term, team-oriented perspective. Oberweis's employee-owners are offered equity ownership at book value and are required to sell their equity ownership at book value in the event that they leave for a competitor.

EQUITY SECURITIES BENEFICIALLY OWNED BY OBERWEIS PORTFOLIO MANAGERS


     As of December 31, 2006, the dollar range of equity securities beneficially owned by the Oberweis manager in the Select SmallCap Growth Fund is as follows:


                                                      DOLLAR RANGE OF EQUITY
PORTFOLIO MANAGER   FUND SUB-ADVISED/MANAGED      SECURITIES BENEFICIALLY OWNED
-----------------   ---------------------------   -----------------------------
James W. Oberweis   Select SmallCap Growth Fund               None


OTHER ACCOUNTS SUB-ADVISED BY SSGA FM PORTFOLIO MANAGERS


The following table lists the number and types of other accounts managed by the SSgA FM portfolio managers and assets under management in those accounts as of October, 2006:


                      REGISTERED
                      INVESTMENT
                       COMPANY         ASSETS    POOLED                      OTHER
PORTFOLIO MANAGER*     ACCOUNTS       MANAGED   ACCOUNTS   ASSETS MANAGED   ACCOUNTS   ASSETS MANAGED
                    (in millions)                           (in millions)              (in millions)
-----------------   ------------     --------   --------   --------------   --------   --------------
Chuck Martin              8           $1,100       42        $49,900           63         $30,900
Ric Thomas                8           $1,100       42        $49,900           63         $30,900



* The following table lists the number and types of other accounts managed by the U.S. Enhanced Equity Team and assets under management in those accounts. Enhanced assets are managed on a team basis. This table refers to SSgA, comprised of all the investment management affiliates of State Street Corporation, including SSgA FM. The advisory fee for thirty-seven of these pooled accounts and twenty-seven of these other accounts is based upon performance.



CONFLICTS OF INTEREST BETWEEN THE SELECT SMALLCAP VALUE FUND AND OTHER ACCOUNTS SUB-ADVISED BY SSGA FM PORTFOLIO MANAGERS



     A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Select SmallCap Value Fund. Potential conflicts may arise out of (a) the portfolio manager's execution of different investment strategies for various accounts or
(b) the allocation of investment opportunities among the portfolio manager's accounts with the same strategy.



     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. A portfolio manager may also manage accounts whose objectives and policies differ from those of the Select SmallCap Value Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Select SmallCap Value Fund maintained its position in that security.



     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.



     The potential conflicts described are applicable to SSgA/SSgA FM as our Portfolio Managers manage several accounts with similar guidelines and differing fee schedules.

COMPENSATION OF SSGA FM PORTFOLIO MANAGERS


     The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula, benchmark or identifiable criteria for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.


EQUITY SECURITIES BENEFICIALLY OWNED BY SSGA FM PORTFOLIO MANAGERS



     As of October 31, 2006, the portfolio managers do not own any shares of the Select SmallCap Value Fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Companies have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities or, in the case of the funds of funds, transactions in shares of the Underlying Funds. With respect to the funds of funds, each fund of funds will not incur any commissions or sales charges when it invests in the Underlying Funds.

     Subject to any policy established by each Company's board of directors and HIFSCO, the sub-advisers, as applicable, are primarily responsible for the investment decisions of each applicable Fund (or in the case of a fund of funds, each Underlying Fund) and the placing of its portfolio transactions. In placing orders, it is the policy of each Fund (or in the case of a fund of funds, each Underlying Fund) to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the sub-advisers generally seek reasonably competitive spreads or commissions, the Funds (or in the case of a fund of funds, the Underlying Funds) do not necessarily pay the lowest possible spread or commission. HIFSCO may instruct the sub-advisers to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for the Funds.

     The sub-advisers generally deal directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the sub-advisers may effect certain "riskless principal" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Portfolio securities in the Money Market Fund normally are purchased directly from, or sold directly to, the issuer, an underwriter or market maker for the securities. There usually are no brokerage commissions paid by the Money Market Fund for such purchases or sales.

     While the sub-advisers seek to obtain the most favorable net results in effecting transactions in a Fund's (or in the case of a fund of funds, an Underlying Fund's) portfolio securities, broker-dealers who provide investment research to the sub-advisers may receive orders for transactions from the sub-advisers. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the 1934 Act, a sub-adviser may cause a Fund (or in the case of a fund of funds, an Underlying Fund) to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the sub-adviser an amount in respect of securities transactions for the Fund (or in the case of a fund of funds, an Underlying Fund) in excess of the amount that another broker-dealer would have charged in respect of that transaction. Information so received is in addition to and not in lieu of the services required that the sub-adviser must perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, each sub-adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the sub-adviser in its sole discretion. The management fees paid by the Funds are not reduced because the sub-advisers, or their affiliates, receive these services even though they might otherwise be required to purchase some of these services for cash. Some of these services are of value to the sub-advisers, or their affiliates, in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds.

     Hartford Investment Management has determined that at present it will utilize soft dollars to obtain only: (i) brokerage services; (ii) research created and provided by a broker-dealer involved in effecting a trade (e.g., research provided by a full service broker-dealer, or provided by a broker-dealer to which a portion of a trade is directed for the purpose of obtaining access to the research, in either cased on a bundled basis); and (iii) access to management personnel. Hartford Investment Management will not at present utilize soft dollars to obtain research from parties who have no role in effecting a trade.


     To the extent that accounts managed by a sub-adviser are simultaneously engaged in the purchase of the same security as a Fund, then, as authorized by the applicable Company's board of directors, available securities may be allocated to the Fund (or in the case of a fund of funds, the Underlying Fund) and other client account and may be averaged as to price in a manner determined by the sub-adviser to be fair and equitable. Such allocation and pricing may affect the amount of brokerage commissions paid by each Fund (or in the case of a fund of funds, each Underlying Fund). In some cases, this system might adversely affect the price paid by a Fund (or in the case of a fund of funds, an Underlying Fund) (for example, during periods of rapidly rising or falling interest rates) or limit the size of the position obtainable for a Fund (or in the case of a fund of funds, an Underlying Fund) (for example, in the case of a small issue).

     Accounts managed by the sub-advisers (or their affiliates) may hold securities held by a Fund (or in the case of a fund of funds, an Underlying
Fund). Because of different investment objectives or other factors, a particular security may be purchased by a sub-adviser for one client when one or more other clients are selling the same security.

     For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the Hartford Funds paid the following brokerage commissions:


FUND NAME                                     2006            2005           2004
---------                                 -----------     -----------     -----------
Advisers Fund                             $ 2,633,867     $ 1,939,220     $ 1,366,157
Balanced Income Fund                      $     1,753(4)           --              --
Capital Appreciation Fund                 $19,527,195     $18,271,276     $15,846,145
Capital Appreciation II Fund              $   502,504     $    66,862             N/A
Disciplined Equity Fund                   $   348,822     $   287,275     $   473,735
Dividend and Growth Fund                  $ 1,379,661     $ 1,360,617     $ 1,882,393
Equity Income Fund                        $   216,886     $   175,509     $   124,519
Floating Rate Fund                                N/A             N/A             N/A
Focus Fund                                $   136,416     $   168,019     $   295,503
Global Communications Fund                $    86,805     $    31,191     $    46,671
Global Financial Services Fund            $    18,637     $    17,366     $    39,384
Global Health Fund                        $   523,142     $   668,242     $   386,109
Global Leaders Fund                       $ 1,971,676     $ 4,572,764     $ 5,370,659
Global Technology Fund                    $   169,243     $   213,167     $   422,361
High Yield Fund                           $     3,173     $       142     $     3,755
Income Fund                               $     2,431     $        33              --
Inflation Plus Fund                       $    23,197     $        70              --
International Capital Appreciation Fund   $ 1,367,686     $ 1,219,557     $   347,546
International Opportunities Fund          $   643,911     $   548,897     $   604,471
International Small Company Fund          $   436,237     $   407,625     $   302,091
LargeCap Growth Fund                              N/A(5)          N/A             N/A
MidCap Fund                               $ 4,830,910     $ 4,339,031     $ 4,148,757
MidCap Growth                             $    25,081(6)
MidCap Value Fund                         $   427,485     $   558,299     $   612,460
Select MidCap Growth Fund                 $   113,283     $    47,843(1)          N/A
Select MidCap Value Fund                  $   109,219     $    36,173(2)          N/A
Select SmallCap Growth Fund               $    18,355     $     4,889(3)          N/A
Select SmallCap Value                     $    11,160(7)
Small Company Fund                        $ 1,470,343     $   968,761     $ 1,679,177
Stock Fund                                $ 2,670,500     $ 1,877,609     $ 1,311,576
Total Return Bond Fund                    $    10,211              --     $     5,819
Value Fund                                $   113,536     $    74,913     $    72,925
Equity Growth Allocation Fund                      --              --              --
Growth Allocation Fund                             --              --              --

Balanced Allocation Fund                           --              --              --
Conservative Allocation Fund                       --              --              --
Income Allocation Fund                             --              --              --
Retirement Income Fund                             --              --             N/A
Target Retirement 2010 Fund                        --              --             N/A
Target Retirement 2020 Fund                        --              --             N/A
Target Retirement 2030 Fund                        --              --             N/A


(1)  Fund commenced operations on January 1, 2005.

(2)  Fund commenced operations on April 29, 2005.

(3)  Fund commenced operations on September 30, 2005.


(4)  Fund commenced operations on July 31, 2006.



(5)  Fund commenced operations on November 30, 2006.



(6)  Fund commenced operations on July 31, 2006.



(7)  Fund commenced operations on July 31, 2006.


     Money Market Fund, Short Duration Fund, Tax-Free California Fund and Tax-Free New York Fund did not pay brokerage commissions during the last three fiscal years.

     In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.

     For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the New Hartford Funds II paid the following brokerage commissions:


FUND NAME                            2006         2005         2004
---------                         ----------   ----------   ----------
Growth Fund                       $1,567,977   $1,153,869   $1,228,006
Growth Opportunities Fund         $3,367,842   $2,961,819   $3,133,675
SmallCap Growth Fund              $1,099,335   $  858,777   $1,014,816
U.S. Government Securities Fund   $    7,938           --           --
Value Opportunities Fund          $  254,679   $  191,913   $   90,229


     Tax-Free Minnesota Fund, Tax-Free National Fund and U.S. Government Securities Fund did not pay brokerage commissions during the last three fiscal years.

     In general, changes in the amount of brokerage commissions paid by a Fund are due primarily to that Fund's asset growth, cash flows and changes in portfolio turnover.

     The following table shows the dollar amount of brokerage commissions paid to firms selected in recognition of research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2006.


                                           COMMISSIONS     TOTAL AMOUNT OF
                                          PAID TO FIRMS    TRANSACTIONS TO
                                           SELECTED IN    FIRMS SELECTED IN
                                           RECOGNITION       RECOGNITION
                                           OF RESEARCH       OF RESEARCH
FUND NAME                                   SERVICES          SERVICES
---------                                 -------------   -----------------
Advisers Fund*                             $  150,714        $129,415,172
Capital Appreciation Fund*                 $1,267,652        $871,620,531
Capital Appreciation II Fund*              $   16,466        $ 22,406,554
Disciplined Equity Fund*                   $   10,731        $ 10,969,404
Dividend and Growth Fund*                  $   60,040        $ 64,073,327
Equity Income Fund*                        $    8,860        $  9,883,043
Focus Fund*                                $    8,157        $  6,218,704
Global Communications Fund*                $    4,357        $  1,215,130
Global Financial Services Fund*            $      795        $    987,868
Global Health Fund*                        $   23,803        $ 18,425,919
Global Leaders Fund*                       $  135,517        $ 95,373,110
Global Technology Fund*                    $    5,784        $  3,912,933
Growth Fund*                               $   52,872        $ 62,629,099

Growth Opportunities Fund*                 $  125,577        $ 98,030,125
International Capital Appreciation Fund*   $   90,937        $ 59,929,275
International Opportunities Fund*          $   39,975        $ 23,996,581
International Small Company Fund*          $   23,429        $ 14,650,657
MidCap Fund*                               $  180,354        $147,230,841
MidCap Value Fund*
Select MidCap Growth Fund
Select MidCap Value Fund                   $   17,340        $ 11,277,553
Select SmallCap Growth Fund                $   12,462        $  6,078,005
Small Company Fund*                        $   46,054        $ 36,335,238
SmallCap Growth Fund*
Stock Fund*                                $  155,458        $139,429,999
Value Fund*                                $    4,082        $  3,552,829
Value Opportunities Fund*                  $   10,907        $  9,964,248


* The commissions identified as being paid to brokers selected in recognition of research services include third party research services only, and are calculated by applying the sub-adviser's firmwide percentage of commissions paid to the broker that would have been applied to the third party research services as a percentage of the sub-adviser's total activity with that broker. This calculated percentage is then applied across all of the sub-adviser's client accounts to provide a pro-rata reporting of the estimated third party soft dollar commission amount. The sub-adviser also receives proprietary research services provided directly by firms. However, the amounts of commissions attributable to such research services are not readily ascertainable and are not included in the table.

     The following table identifies the Funds' regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended October 31, 2006 and the value of each Fund's aggregate holdings of each such issuer as of October 31, 2006.


                                                                                            AGGREGATE
                                                                                              VALUE
FUND                                                          REGULAR BROKER OR DEALER     (THOUSANDS)
----                                                   ----------------------------------  -----------
THE HARTFORD ADVISERS FUND
                                                       Banc Of America Corp.                   40,978
                                                       Bear Stearns & Co., Inc.                 3,408


                                                       Citigroup Global Markets, Inc.          39,238
                                                       Countrywide Securities Corp.            13,700
                                                       Credit Suisse Capital LLC                8,576
                                                       Deutsche Bank Securities, Inc.           5,943
                                                       Goldman Sachs & Co.                      9,806
                                                       Greenwich Capital Markets, Inc.          2,739
                                                       J.P. Morgan Securities, Inc.             7,728
                                                       Merrill Lynch Pierce Fenner & Smith      2,705
                                                       Morgan Stanley & Co., Inc.               5,030
                                                       Prudential Securities, Inc.              2,182
                                                       State Street Global Markets LLC          9,605
                                                       UBS Securities LLC                      28,795
                                                       Wachovia Securities LLC                  6,999
                                                       Wells Fargo & Co.                        9,082

THE HARTFORD CAPITAL APPRECIATION FUND                 Banc of America Corp.                  186,233
                                                       Citigroup, Inc.                        157,011
                                                       Countrywide Securities Corp.            28,590
                                                       Credit Suisse Capital LLC              109,549
                                                       Deutsche Bank Securities, Inc.         276,050
                                                       Morgan Stanley & Co., Inc.             100,785
                                                       UBS Securities LLC                     314,673

THE HARTFORD CAPITAL APPRECIATION II FUND              Banc of America Corp.                    9,013
                                                       Citigroup Global Markets, Inc.           4,349
                                                       Credit Suisse Capital LLC                2,168
                                                       Deutsche Bank Securities, Inc.           5,462
                                                       Deutsche Bank Securities, Inc.           1,083
                                                       Goldman Sachs & Co.                        600
                                                       Morgan Stanley & Co., Inc.               1,995
                                                       State Street Global Markets LLC          2,396
                                                       UBS Securities LLC                       7,378

                                                       Banc Of America Corp.                   17,387
THE HARTFORD DISCIPLINED EQUITY FUND                   Citigroup Global Markets, Inc.          17,253
                                                       Countrywide Securities Corp.             4,769
                                                       Credit Suisse Capital LLC                  284
                                                       Deutsche Bank Securities, Inc.             715
                                                       Goldman Sachs & Co.                     10,325
                                                       Lehman Brothers, Inc.                    8,601
                                                       Morgan Stanley & Co., Inc.                 262

                                                       UBS Securities LLC                         642
                                                       Wachovia Securities LLC                  6,294

THE HARTFORD DIVIDEND AND GROWTH FUND                  Banc Of America Corp.                  132,099
                                                       Citigroup Global Markets, Inc.          92,224
                                                       Credit Suisse Capital LLC               11,314
                                                       Deutsche Bank Securities, Inc.          28,510
                                                       J.P. Morgan Securities, Inc.            17,023
                                                       Merrill Lynch Pierce Fenner & Smith     45,048
                                                       Morgan Stanley & Co., Inc.              10,409
                                                       Prudential Securities, Inc.             16,040
                                                       State Street Global Markets LLC         39,938
                                                       UBS Securities LLC                      76,351

THE HARTFORD EQUITY INCOME FUND                        Banc of America Corp.                   33,185
                                                       Citigroup Global Markets, Inc.          23,751
                                                       Credit Suisse Capital LLC                1,362
                                                       Deutsche Bank Securities, Inc.           3,432
                                                       J.P. Morgan Securities, Inc.            13,990
                                                       Merrill Lynch Pierce Fenner & Smith     11,003
                                                       Morgan Stanley & Co., Inc.               1,253
                                                       Suntrust Investment Services, Inc.       7,811
                                                       UBS Securities LLC                      20,893
                                                       Wachovia Securities LLC                  5,670
                                                       Wells Fargo & Co.                       13,448

THE HARTFORD FLOATING RATE FUND                        Banc of America Corp.                   19,980
                                                       Bear Stearns & Co., Inc.                19,956
                                                       Credit Suisse Capital LLC                3,725
                                                       Deutsche Bank Securities, Inc.          19,962
                                                       Lehman Brothers, Inc.                    1,503
                                                       State Street Global Markets LLC          4,232

THE HARTFORD FOCUS FUND                                Banc Of America Corp.                       88
                                                       Citigroup Global Markets, Inc.           3,334
                                                       Countrywide Securities Corp.             1,773
                                                       Credit Suisse Capital LLC                   52
                                                       Deutsche Bank Securities, Inc.             132
                                                       Morgan Stanley & Co., Inc.                  48
                                                       UBS Securities LLC                       2,996

THE HARTFORD GLOBAL COMMUNICATIONS FUND                Banc of America Corp.                      142
                                                       Credit Suisse Capital LLC                   84
                                                       Deutsche Bank Securities, Inc.             210
                                                       Morgan Stanley & Co., Inc.                  77
                                                       UBS Securities LLC                         189

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND            Banc of America Corp.                    1,737
                                                       Barclay Investments, Inc.                1,139

                                                       Citigroup Global Markets, Inc.           1,274
                                                       Countrywide Securities Corp.               492
                                                       Credit Suisse Capital LLC                  806
                                                       Deutsche Bank Securities, Inc.           1,079
                                                       HSBC Securities, Inc.                      486
                                                       Morgan Stanley & Co., Inc.                 171
                                                       State Street Global Markets LLC            899
                                                       UBS Securities LLC                       1,844
                                                       Wachovia Securities LLC                  1,198

THE HARTFORD GLOBAL HEALTH FUND                        Banc of America Corp.                    3,431
                                                       Credit Suisse Capital LLC                2,018
                                                       Deutsche Bank Securities, Inc.           5,087
                                                       Morgan Stanley & Co., Inc.               1,857
                                                       UBS Securities LLC                       4,561

THE HARTFORD GLOBAL LEADERS FUND                       Banc Of America Corp.                    2,644
                                                       BNP Paribas Securities Corp.             9,101
                                                       Credit Suisse Capital LLC                1,555
                                                       Deutsche Bank Securities, Inc.          15,927
                                                       Goldman Sachs & Co.                     14,025
                                                       Morgan Stanley & Co., Inc.               1,431
                                                       UBS Securities LLC                      16,733

THE HARTFORD GLOBAL TECHNOLOGY FUND                    Banc of America Corp.                      155
                                                       Credit Suisse Capital LLC                   91
                                                       Deutsche Bank Securities, Inc.             231
                                                       Morgan Stanley & Co., Inc.                  84
                                                       UBS Securities LLC                         207

THE HARTFORD GROWTH FUND                               Bank Of America Corp.                    2,530
                                                       Credit Suisse First Boston Corp.         1,489
                                                       Deutsche Bank Securities, Inc.           3,751
                                                       Morgan Stanley & Co., Inc.               1,369
                                                       Goldman Sachs & Co.                      6,827
                                                       State Street Global Markets LLC         13,938
                                                       UBS Securities LLC                      48,155

THE HARTFORD GROWTH OPPORTUNITIES FUND                 Banc of America Corp. LLC                6,943
                                                       Citigroup Global Markets                17,285
                                                       Credit Suisse First Boston Corp.         4,084
                                                       Deutsche Bank Securities, Inc.          10,292
                                                       Morgan Stanley & Co., Inc.               3,758
                                                       State Street Global Markets LLC         15,711
                                                       UBS Securities LLC                      21,014

THE HARTFORD INCOME FUND                               Banc of America Corp.                      609
                                                       Bear Stearns & Co., Inc.                   255
                                                       BNP Paribas Securities Corp.               858
                                                       Citibank                                   202

                                                       Citigroup Global Markets, Inc.             892
                                                       Countrywide Securities Corp.                49
                                                       Credit Suisse Capital LLC                  278
                                                       Deutsche Bank Securities, Inc.              88
                                                       Goldman Sachs & Co.                        812
                                                       Greenwich Capital Markets, Inc.            195
                                                       HSBC Securities, Inc.                      210
                                                       J.P. Morgan Securities, Inc.             1,939
                                                       Lehman Brothers, Inc.                      476
                                                       Merrill Lynch Pierce Fenner & Smith        194
                                                       Morgan Stanley & Co., Inc.                 683
                                                       RBS Greenwich Capital Markets              880
                                                       State Street Global Markets LLC            573
                                                       Suntrust Investment Services, Inc.         101
                                                       UBS Securities LLC                       1,467
                                                       Wachovia Securities LLC                    967

THE HARTFORD INFLATION PLUS FUND                       BNP Paribas Securities Corp.             2,183
                                                       Countrywide Securities Corp.             2,547
                                                       Credit Suisse Capital LLC                3,001
                                                       Lehman Brothers, Inc.                    2,901
                                                       Morgan Stanley & Co., Inc.               3,001
                                                       Prudential Securities, Inc.                324
                                                       RBS Greenwich Capital Markets            2,238
                                                       State Street Global Markets LLC             23
                                                       UBS Securities LLC                       2,183
                                                       Wachovia Securities LLC                  3,000

THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND   Banc of America Corp.                    2,362
                                                       BNP Paribas Securities Corp.             5,370
                                                       Credit Suisse Capital LLC                1,390
                                                       Deutsche Bank Securities, Inc.           3,502
                                                       Morgan Stanley & Co., Inc.               1,278
                                                       UBS Securities LLC                      10,353

THE HARTFORD INTERNATIONAL OPPORTUNITIES               Bank of America Corp                     1,786
                                                       BNP Paribas Securities Corp.             3,580
                                                       Credit Suisse Capital LLC                4,714
                                                       Deutsche Bank Securities, Inc.           2,647
                                                       Morgan Stanley & Co., Inc.                 966
                                                       UBS Securities LLC                       7,125

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND          Banc of America Corp.                      550
                                                       Credit Suisse Capital LLC                  323
                                                       Deutsche Bank Securities, Inc.             816
                                                       Morgan Stanley & Co., Inc.                 298
                                                       UBS Securities LLC                         731

THE HARTFORD MIDCAP FUND                               Banc of America Corp.                   27,853
                                                       Credit Suisse Capital LLC               16,384
                                                       Deutsche Bank Securities, Inc.          41,287
                                                       Morgan Stanley & Co., Inc.              15,074
                                                       State Street Global Markets LLC         40,593
                                                       UBS Securities LLC                      37,028

THE HARTFORD MIDCAP GROWTH FUND                        BNP Paribas Securities Corp.               103
                                                       RBS Greenwich Capital Markets              106
                                                       State Street Global Markets LLC            135
                                                       UBS Securities LLC                         104

THE HARTFORD MIDCAP VALUE FUND                         Banc of America Corp.                    1,192
                                                       Credit Suisse Capital LLC                  701
                                                       Deutsche Bank Securities, Inc.           1,767
                                                       Morgan Stanley & Co., Inc.                 645
                                                       UBS Securities LLC                       1,585

THE HARTFORD MONEY MARKET FUND                         Banc of America Corp.                    9,316
                                                       Bear Stearns & Co., Inc.                 5,913
                                                       Citigroup Global Markets, Inc.           4,996
                                                       Countrywide Securities Corp.             5,847
                                                       Goldman Sachs & Co.                      6,674
                                                       HSBC Securities, Inc.                    6,786
                                                       J.P. Morgan Securities, Inc.             3,800
                                                       Merrill Lynch Pierce Fenner & Smith      6,100
                                                       Morgan Stanley & Co., Inc.              10,303
                                                       UBS Securities LLC                       6,583
                                                       Wells Fargo & Co.                        3,001

THE HARTFORD SELECT SMALL CAP GROWTH FUND              State Street Global Markets LLC            628

THE HARTFORD SELECT SMALLCAP VALUE FUND                Piper Jaffray & Co.                         36
                                                       State Street Global Markets LLC            329
                                                       UBS Securities LLC                         290

THE HARTFORD SHORT DURATION FUND                       Banc of America Corp.                    5,350
                                                       Bear Stearns & Co., Inc.                 4,744
                                                       Citibank                                 8,535
                                                       Citigroup Global Markets, Inc.             662
                                                       Credit Suisse Capital LLC                1,179
                                                       Goldman Sachs & Co.                        718
                                                       HSBC Securities, Inc.                    1,106
                                                       J.P. Morgan Securities, Inc.             3,310
                                                       Lehman Brothers, Inc.                    4,148
                                                       Merrill Lynch Pierce Fenner & Smith      2,558
                                                       Morgan Stanley & Co., Inc.               2,040
                                                       UBS Securities LLC                       1,412
                                                       Wachovia Securities LLC                  3,224

                                                       Wells Fargo & Co.                        2,832

THE HARTFORD SMALLCAP GROWTH FUND                      Deutsche Bank Securities, Inc., Inc.    19,495

THE HARTFORD SMALL COMPANY FUND                        Banc of America Corp.                      926
                                                       BNP Paribas Securities Corp.             1,931
                                                       Credit Suisse Capital LLC                  545
                                                       Deutsche Bank Securities, Inc.           1,373
                                                       Morgan Stanley & Co., Inc.                 501
                                                       RBS Greenwich Capital Markets            1,980
                                                       UBS Securities LLC                       3,162

THE HARTFORD STOCK FUND                                Banc of America Corp.                   35,514
                                                       Citigroup Global Markets, Inc.          35,729
                                                       Countrywide Securities Corp.            14,604
                                                       Credit Suisse Capital LLC                  902
                                                       Deutsche Bank Securities, Inc.           2,272
                                                       Goldman Sachs & Co.                      7,724
                                                       Morgan Stanley & Co., Inc.                 829
                                                       State Street Global Markets LLC         10,380
                                                       UBS Securities LLC                      25,206

THE HARTFORD TAX-FREE MINNESOTA FUND                   State Street Global Markets LLC            793

THE HARTFORD TAX-FREE NATIONAL FUND                    State Street Global Markets LLC          4,230

THE HARTFORD TOTAL RETURN BOND FUND                    Banc Of America Corp.                   18,589
                                                       Bear Stearns & Co., Inc.                12,547
                                                       BNP Paribas Securities Corp.            37,426
                                                       Citibank                                 2,974
                                                       Citigroup Global Markets, Inc.           7,278
                                                       Countrywide Securities Corp.               296
                                                       Credit Suisse Capital LLC               11,375
                                                       Deutsche Bank Securities, Inc.           7,985
                                                       Goldman Sachs & Co.                        316
                                                       Greenwich Capital Markets, Inc.          5,323
                                                       HSBC Securities, Inc.                    2,145
                                                       J.P. Morgan Securities, Inc.            13,640
                                                       Lehman Brothers, Inc.                    3,930
                                                       Merrill Lynch Pierce Fenner & Smith     11,615
                                                       Morgan Stanley & Co., Inc.               9,697
                                                       Prudential Securities, Inc.              2,136
                                                       RBS Greenwich Capital Markets           38,375
                                                       State Street Global Markets LLC            802
                                                       Suntrust Investment Services, Inc.         817
                                                       UBS Securities LLC                      47,855
                                                       Wachovia Securities LLC                 15,657

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND           BNP Paribas Securities Corp.               811
                                                       Countrywide Securities Corp              4,006

                                                       Merrill Lynch Pierce Fenner & Smith      4,027
                                                       RBS Greenwich Capital Markets              831
                                                       UBS Securities LLC                         811

THE HARTFORD VALUE FUND                                Banc of America Corp.                    8,274
                                                       Citigroup Global Markets, Inc.           5,899
                                                       Credit Suisse Capital LLC                  519
                                                       Deutsche Bank Securities, Inc.           1,310
                                                       Goldman Sachs & Co.                      3,492
                                                       J.P. Morgan Securities, Inc.             2,216
                                                       Merrill Lynch Pierce Fenner & Smith      1,014
                                                       Morgan Stanley & Co., Inc.                 478
                                                       State Street Global Markets LLC          3,481
                                                       Suntrust Investment Services, Inc.       1,248
                                                       UBS Securities LLC                       3,244
                                                       Wachovia Securities LLC                  2,182
                                                       Wells Fargo & Co                         2,050

THE HARTFORD VALUE OPPORTUNITIES FUND                  Banc of America Corp.                   15,944
                                                       Citigroup                                4,086
                                                       Credit Suisse First Boston Corp.           482
                                                       Deutsche Bank Securities, Inc.           1,213
                                                       Morgan Stanley & Co., Inc.                 443
                                                       Royal Bank of Scotland Group plc         7,522
                                                       UBS Securities LLC                       3,835

THE HARTFORD BALANCED INCOME FUND                      Banc of America Corp.                      519
                                                       Citigroup Global Markets, Inc.             365
                                                       Credit Suisse Capital LLC                  162
                                                       Deutsche Bank Securities, Inc.             209
                                                       Goldman Sachs & Co.                        126
                                                       HSBC Securities, Inc.                      106
                                                       J.P. Morgan Securities, Inc.               237
                                                       Morgan Stanley & Co., Inc.                 220
                                                       Prudential Securities, Inc.                 10
                                                       Suntrust Investment Services, Inc.          71
                                                       UBS Securities LLC                         338
                                                       Wachovia Securities LLC                     90
                                                       Wells Fargo & Co.                           80
                                                       Merrill Lynch Pierce Fenner & Smith         71


                                  FUND EXPENSES

     EXPENSES OF THE FUNDS Each Fund pays its own expenses including, without limitation: (1) expenses of maintaining the Fund and continuing its existence,
(2) registration of the Fund under the 1940 Act, (3) auditing, accounting and legal expenses, (4) taxes and interest, (5) governmental fees, (6) expenses of issue, sale, repurchase and redemption of Fund shares, (7) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund's principal underwriter, if any, as broker-dealer or agent under state securities laws, (8) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof, (9) expenses of reports to governmental officers and commissions, (10) insurance expenses, (11) fees, expenses and disbursements of custodians for all services to the Fund, (12) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (13) expenses for servicing shareholder accounts, (14) any direct charges to shareholders approved by the directors of the Fund, (15) compensation and expenses of directors of the Fund who are not "interested persons" of the Fund, and (16) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its directors and officers with respect thereto. In addition, the Floating Rate Fund may incur unique expenses due to the nature of its investment strategy which are paid by the Floating Rate Fund, including: consultants' and attorneys' fees and expenses in connection with problem loans and troubled issuers and/or borrowers and transfer and assignment fees in conjunction with the buying and selling of loans.


     Each fund of funds, as a shareholder of the Underlying Funds, also indirectly bears its pro rata share of the advisory fees charged to, and expenses of operating, the Underlying Funds in which it invests. Each fund of funds' expense ratios, as disclosed in the funds of funds' prospectus, may be higher or lower depending on the allocation of the fund of funds' assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                            DISTRIBUTION ARRANGEMENTS

GENERAL

     Hartford Investment Financial Services, LLC ("HIFSCO") serves as the principal underwriter for each Fund pursuant to Underwriting Agreements initially approved by the board of directors of each Company. HIFSCO is a registered broker-dealer and member of the NASD. Shares of each Fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Except as discussed below under Distribution Plans, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreements continue in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the directors of the applicable Company, including a majority of the directors who are not parties to the Underwriting Agreements or interested persons (as defined in the 1940 Act) of any such party, or (2) by the vote of a majority of the outstanding voting securities of a Fund. HIFSCO is not obligated to sell any specific amount of shares of any Fund.

     HIFSCO is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds. HIFSCO has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the Funds, subject to the Funds' policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order. Accordingly, orders will be priced at that Fund's next net asset value computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the Fund. The Fund's net asset value is determined in the manner described in the Fund's prospectuses.


ADDITIONAL COMPENSATION TO BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHER PERSONS ("FINANCIAL INTERMEDIARIES") In addition to the commissions (which may be paid or reallowed to Financial Intermediaries from an applicable sales charge and/or advanced to Financial Intermediaries) and Rule 12b-1 fees that are described above and in the SAI, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Financial Intermediaries (who may or may not be affiliates of the distributor) in connection with the sale and distribution of the funds' shares ("Additional Payments") based on a number of factors that are described below and in the funds' SAI. This additional compensation is not paid by you.



These Additional Payments are generally based on average net assets (or on aged assets, i.e., assets held over one year) of the funds attributable to a particular Financial Intermediary, on sales of the funds' shares attributable to a particular Financial Intermediary, and/or on reimbursement of ticket charges, and may, but are normally not expected to, exceed, in the aggregate, 0.44% of the average net assets of the funds attributable to a particular Financial Intermediary.



Such Additional Payments are generally made for the placement of the funds on a Financial Intermediary's list of mutual funds available for purchase by its customers and/or for including the funds within a group of mutual funds that receive special marketing focus. Certain additional compensation arrangements are discussed below.



Apart from the Additional Payments, additional compensation arrangements may take the form of, among others: (1) "due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds and (2) "marketing support" fees for providing assistance in promoting the sale of the funds' shares ("Other Compensation"). Subject to NASD regulations, HIFSCO and its affiliates may contribute Other Amounts to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions in which participants may receive prizes such as travel awards, merchandise and cash and/or investment research pertaining to particular securities and other financial instruments or to the securities and financial markets generally, educational information and related support materials and hardware and/or software. HIFSCO and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of Financial Intermediaries and their salespersons and guests in connection with education, sales and promotional programs, subject to applicable NASD regulations. These programs, which may vary for different Financial Intermediaries, will not change the price an investor will pay for shares or the amount that a fund will receive from such sale. Incurred payments did not exceed $770,000 per Financial Intermediary for the calendar year ended December 31, 2006.



Additional Payments, including Other Compensation, may also pertain to the sale and distribution of other investment products distributed by affiliates of the distributor, and may, in some cases, act as a financial incentive for a Financial Intermediary to recommend the purchase of one fund over another fund. Additional Payments to Financial Intermediaries in connection with the sale and distribution of the funds' shares are negotiated based on a range of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets (including distribution of particular classes of the funds' shares), target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of Additional Payments to be provided and factors are weighed in the assessment of such determination.



For the calendar year ended December 31, 2006, HIFSCO or its affiliates incurred approximately $30.7 million in total Additional Payments, including Other Compensation (which may also pertain to the sale and distribution of other investment products distributed by affiliates of HIFSCO), to Financial Intermediaries, of which approximately $13 million was incurred with respect to Edward D. Jones & Co., L.P.



As of January 1, 2007, HIFSCO has entered into arrangements to make Additional Payments, including Other Compensation, to: A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., add (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Allen & Company of FL, Inc., American General Securities, Inc., American Independent Securities Group, LLC, AmSouth Investment Services, Associated Investment Services, Inc., Associated Securities Corporation, Banc of America Investment Services, Inc., BancorpSouth Services, Banc West Investment Services, B.C. Ziegler & Company, BNY Investment Center, Inc., BOSC, Inc., Brookstreet Securities Corp., Cadaret Grant & Co., Inc., Cambridge Investment Research, Cantella & Company, Inc., Capital Analysts, Inc., Capital Investment Group, Inc., Centaurus Financial Inc., Charles Schwab & Co., Inc., Chase Investment Services Corporation, Citicorp Investment Services, Citigroup Global Markets, Inc., Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Commonwealth Financial Services, Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Dominion Investor Services, Duerr Financial Corp, Eagle One Investments, Edward D. Jones & Co., Empire Securities Corp, Equity Securities Corp, Equity Services, Inc., Essex National Securities, Inc., Ferris Baker Watts, Inc., FFP Securities, Inc., Fidelity Investments, Fifth Third Securities, Financial Planning Consultants, Inc., Fintegra, LLC, First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage, Inc., Frost Brokerage Services, Inc., Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Great American Advisors, Inc., H. Beck, Inc., H&R Block, Harbour Investments, Harvest Capital, LLC, HBW Securities, LLC, Hefren-Tillotson Inc., Hilliard Lyons, HSBC Brokerage USA, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc., ), Independent Financial Group, LLC, Investment Professionals, Inc., Investors Capital Corp., Investors Security Company, Inc., J.J.B. Hilliard, Jefferson Pilot Securities Corp, KMS Financial Services, Inc., KNBT Securities Inc., Kovack Securities, Inc., LaSalle Financial Services, LaSalle Street Securities, LLC, Lincoln Financial Advisors Group, Linsco/Private Ledger Corp., M&T Securities Inc., McDonald Investments Inc., Merrill Lynch Pierce Fenner & Smith, Mid Atlantic Capital Corp, Money Concepts Capital Corp, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., Mutual Service Corporation, National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), New England Securities, Newbridge Securities, NEXT Financial Group, Inc., North Ridge Securities Corp, Oppenheimer & Co, Inc., Pacific West Securities, Inc., Prime Capital Services, Inc., ProEquities, Inc., Prospera Financial Securities, Inc., QA3 Financial Corp., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Scott & Stringfellow Inc., Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corp, SII Investments, Inc., Sorrento Pacific Financial, Spectrum Capital, Inc., Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, SunAmerica Securities, Inc., Suntrust Investment Services, The Huntington Investment Company, TFS Securities, Inc., Transamerica Financial Advisors Inc., Triad Advisors, Inc.,UBS Financial Services Inc., UnionBanc Investment Services LLC, United Heritage Financial Services, US Bancorp Investments Inc., Uvest Financial Services Group, Inc., Vision Investment Services, Inc, Vorpahl Wing Securities, Wachovia Securities, LLC, Wall Street Financial Group, Webster Investment Services, Inc, Wells Fargo Investments, WM Financial Services, Inc., Workman Securities Corp, WRP Investments, Inc., XCU Capital Corp., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford). HIFSCO may enter into arrangements with other Financial Intermediaries to make such Additional Payments and Other Compensation.



In addition to the above payments, HIFSCO and its affiliates, out of their own assets, may pay compensation for subaccounting, administrative and/or shareholder processing services as described below.



ADDITIONAL COMPENSATION TO SERVICING INSTITUTIONS AND OTHER PERSONS ("SERVICING INTERMEDIARIES") FOR SUBACCOUNTING, ADMINISTRATIVE AND/OR SHAREHOLDER PROCESSING SERVICES. In addition to payments made in connection with the sale and distribution of the funds' shares (describe above) and administration and Rule 12b-1 fees paid by the funds, the distributor and its affiliates pay, out of their own assets, significant additional compensation to Servicing Intermediaries (who may or may not be affiliates of the distributor) in connection with subaccounting, administrative and/or shareholder processing services ("Servicing Compensation") based on a number of factors described below. This Servicing Compensation is not paid by you.



Servicing Compensation is generally based on average net assets of the funds attributable to a particular Servicing Intermediary, and may, but is normally not expected to, exceed, in the aggregate, 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. Currently, Fidelity (defined below) receives 0.35% of the average net assets attributable with respect to the Class Y shares of The Hartford Growth Fund, The Hartford International Capital Appreciation Fund and The Hartford SmallCap Growth Fund. Such Servicing Compensation is generally made for subaccounting, administrative and/or shareholder processing services. These programs, which may vary for different Servicing Intermediaries, will not change the price an investor will pay for shares. This Servicing Compensation may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one fund over another fund.



The Servicing Compensation to Servicing Intermediaries is negotiated based on a range of factors, including, but not limited to, reputation in the industry, customer relationships and quality of service. No one factor is determinative of the amount of Servicing Compensation to be provided and factors are weighed in the assessment of such determination. For the year ended December 31, 2006, HIFSCO incurred approximately $250 thousand in total Servicing Compensation to Servicing Intermediaries and an incurred payment of such Servicing Compensation did not exceed $210,000 for any Servicing Intermediary.



As of January 1, 2007, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; BenefitStreet, Inc.; Diversified Investment Advisors, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Gold Trust Company GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Reliance Trust Company; and T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.



Servicing Compensation is also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, such Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account. As of January 1, 2007, such Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; SunGard InstitutionalBrokerage Inc.; Expert Plan, Inc.; Fiserv Trust Company; Gail Weiss & Associates, Inc.; Gem Group L.P.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Ceridian Retirement Plan Services, Inc.; Northeast Retirement Services, Inc.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Swerdlin & Company; and Stanton Trust Company N.A. Other Servicing Intermediaries may be paid by HASCO in the future.


COMMISSIONS TO DEALERS

     The aggregate dollar amount of commissions received by HIFSCO for the sale of shares for the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004 is as follows:


             FRONT-END
               SALES                      AMOUNT        AMOUNT
  YEAR      COMMISSIONS      CDSC       REALLOWED      RETAINED
  ----     ------------   ----------   -----------   -----------
2006
Class A    $111,735,473   $  494,034   $96,165,477   $16,064,030
Class B             N/A   $6,383,807           N/A   $ 6,383,807
Class C    $      2,180   $1,143,795   $         0   $ 1,145,975
Class I             N/A          N/A           N/A           N/A
Class Y             N/A          N/A           N/A           N/A
Class L    $    502,384   $       35   $   427,011   $    75,408
Class R3            N/A          N/A           N/A           N/A
Class R4            N/A          N/A           N/A           N/A
Class R5            N/A          N/A           N/A           N/A

2005
Class A    $ 76,175,911   $  542,553   $65,752,751   $10,965,712
Class B             N/A   $7,532,599           N/A   $ 7,532,599
Class C    $     24,225   $  708,091   $    23,691   $   708,625
Class I             N/A          N/A           N/A           N/A
Class Y             N/A          N/A           N/A           N/A
Class L    $    568,991   $      516   $   483,520   $    85,987
Class R3            N/A          N/A           N/A           N/A
Class R4            N/A          N/A           N/A           N/A
Class R5            N/A          N/A           N/A           N/A

2004
Class A    $ 82,170,788   $  683,057   $70,939,963   $11,913,882
Class B             N/A   $7,658,193           N/A   $ 7,658,193
Class C    $  4,305,213   $  757,317   $ 4,303,977   $   758,553
Class I             N/A          N/A           N/A           N/A

Class Y             N/A          N/A           N/A           N/A
Class L    $    660,386   $       59   $   560,541   $    99,904
Class R3            N/A          N/A           N/A           N/A
Class R4            N/A          N/A           N/A           N/A
Class R5            N/A          N/A           N/A           N/A

     Generally, commissions on sales of Class A shares are reallowed to broker-dealers as follows:

Funds other than Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, Money Market Fund, Short Duration Fund, Tax-Free-California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Income Allocation Fund

                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE    COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF      PERCENTAGE OF
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED      OFFERING PRICE
------------------                          ----------------------   ----------------------   --------------
Less than $50,000                                    5.50%                    5.82%                4.75%
$50,000 or more but less than $100,000               4.50%                    4.71%                4.00%
$100,000 or more but less than $250,000              3.50%                    3.63%                3.00%
$250,000 or more but less than $500,000              2.50%                    2.56%                2.00%
$500,000 or more but less than $1 million            2.00%                    2.04%                1.75%
$1 million or more(1)                                   0%                       0%                   0%

High Yield Fund, Income Fund, Inflation Plus Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund, Tax-Free New York Fund, Total Return Bond Fund, U.S. Government Securities Fund and Income Allocation Fund

                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE    COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF      PERCENTAGE OF
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED      OFFERING PRICE
------------------                          ----------------------   ----------------------   --------------
Less than $50,000                                    4.50%                    4.71%                3.75%
$50,000 or more but less than $100,000               4.00%                    4.17%                3.50%
$100,000 or more but less than $250,000              3.50%                    3.63%                3.00%
$250,000 or more but less than $500,000              2.50%                    2.56%                2.00%
$500,000 or more but less than $1 million            2.00%                    2.04%                1.75%
$1 million or more(1)                                   0%                       0%                   0%

Floating Rate Fund and Short Duration Fund

                                            FRONT-END SALES CHARGE   FRONT-END SALES CHARGE    COMMISSION AS
                                              AS A PERCENTAGE OF       AS A PERCENTAGE OF      PERCENTAGE OF
AMOUNT OF PURCHASE                              OFFERING PRICE           AMOUNT INVESTED      OFFERING PRICE
------------------                          ----------------------   ----------------------   --------------
Less than $50,000                                    3.00%                    3.09%                2.50%
$50,000 or more but less than $100,000               2.50%                    2.56%                2.00%
$100,000 or more but less than $250,000              2.25%                    2.30%                1.75%
$250,000 or more but less than $500,000              1.75%                    1.78%                1.25%
$500,000 or more but less than $1 million            1.25%                    1.27%                1.00%
$1 million or more(1)                                   0%                       0%                   0%

(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

     A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

     HIFSCO may pay up to the entire amount of the sales commission to particular broker-dealers. HIFSCO also may pay dealers of record commissions on purchases over $1 million in an amount up to the sum of 1.0% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million. In addition, HIFSCO may provide compensation to dealers of record for certain shares purchased without a sales charge.

     HIFSCO pays commissions to dealers of up to 4% of the purchase price of Class B shares purchased through dealers and pays commissions to dealers of up to 1% of the purchase price of Class C shares purchased through dealers.

     HIFSCO's principal business address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. HIFSCO was organized as a Delaware corporation on December 9, 1996 and is an indirect wholly-owned subsidiary of The Hartford.

DISTRIBUTION PLANS


     Each Company, on behalf of its respective Funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B Class C, Class R3 and Class R4 shares of each Fund, and The Hartford Mutual Funds II, Inc. has adopted a separate Plan for each of the Class L, Class R3 and Class R4 shares of each New Hartford Fund, pursuant to appropriate resolutions of the applicable Company's board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset-based sales charges.



     CLASS A PLAN Pursuant to the Class A Plan, a Fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each Fund, the annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares. However, the Companies' boards of directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each Fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.



     CLASS B PLAN Pursuant to the Class B Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.



     CLASS C PLAN Pursuant to the Class C Plan, a Fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.


     CLASS L PLAN Pursuant to the Class L Plan, a Fund may pay HIFSCO a total fee in connection with the servicing of shareholder accounts and distribution-related services attributable to Class L shares, calculated and payable monthly at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The entire fee will be used for distribution-related expenses.

CLASS R3 PLAN Pursuant to the Class R3 Plan, a fund may pay HIFSCO a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.50% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R3 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.



     CLASS R4 PLAN Pursuant to the Class R4 Plan, a fund may pay HIFSCO a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities and up to 0.25% may be used for shareholder account services. HIFSCO will pay to dealers the service fee at a rate equal to 0.25% of the amount invested. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class R4 Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.


     GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each Fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the Funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Conversely, even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the Funds will not be obligated to pay more than that fee.

     In accordance with the terms of the Plans, HIFSCO provides to each Fund, for review by the applicable Company's board of directors, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the board of directors' quarterly review of the Plans, they review the level of compensation the Plans provide.

     The Plans were adopted by a majority vote of the board of directors of the applicable Company, including at least a majority of directors who are not, and were not at the time they voted, interested persons of the applicable Funds as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. Potential benefits which the Plans may provide to the Funds include shareholder servicing, the potential to increase assets and possibly benefit from economies of scale, the potential to avoid a decrease in assets and portfolio liquidations through redemption activity, the ability to sell shares of the Funds through adviser and broker distribution channels, and the ability to provide investors with an alternative to paying front end sales loads. The board of directors of the applicable Company believes that there is a reasonable likelihood that the Plans will benefit each applicable Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the directors of the applicable board in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the applicable board of directors in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the directors of the applicable board who are not interested persons of the Funds and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment.

     For the fiscal year ended October 31, 2006, the Hartford Funds paid the 12b-1 fees listed below.


FUND NAME                                   CLASS A       CLASS B        CLASS C
---------                                 -----------   -----------   -----------
Advisers Fund                             $ 2,906,758   $ 3,929,945   $ 2,366,579
Balanced Income Fund                      $     6,325   $       682   $       735
Capital Appreciation Fund                 $19,417,883   $17,730,719   $24,152,824
Capital Appreciation II Fund              $   347,484   $   166,396   $   529,753
Disciplined Equity Fund                   $   497,253   $   381,309   $   316,710
Dividend and Growth Fund                  $ 5,844,664   $ 3,511,922   $ 2,926,286
Equity Income Fund                        $ 1,099,805   $   372,791   $   539,071
Floating Rate Fund                        $ 1,909,204   $   207,769   $ 3,882,055
Focus Fund                                $   115,374   $   144,457   $   149,502
Global Communications Fund                $    49,873   $    37,164   $    42,286
Global Financial Services Fund            $    41,339   $    35,706   $    33,173
Global Health Fund                        $   666,074   $   761,103   $   834,722
Global Leaders Fund                       $ 1,074,216   $   792,773   $   708,247
Global Technology Fund                    $    80,197   $   131,045   $   114,844
Growth Fund                               $ 1,760,480   $   469,778   $   876,318
Growth Opportunities Fund                 $   798,742   $   287,373   $   364,552
High Yield Fund                           $   472,518   $   413,069   $   435,108
Income Fund                               $    80,015   $    62,690   $    56,495
Inflation Plus Fund                       $   856,858   $ 1,066,939   $ 3,091,836
International Capital Appreciation Fund   $   430,162   $   283,032   $   367,997
International Opportunities Fund          $   343,705   $   274,566   $   192,126
International Small Company Fund          $   132,915   $    91,093   $   151,696

LargeCap Growth Fund                              N/A           N/A           N/A
MidCap Fund                               $ 4,555,016   $ 4,754,505   $ 5,195,577
MidCap Growth                             $     6,095   $       666   $       694
MidCap Value Fund                         $   751,826   $   626,717   $   639,933
Money Market Fund                         $   468,076   $   282,760   $   170,415
Select MidCap Growth Fund                 $    51,808   $    33,563   $    32,254
Select MidCap Value Fund                  $    90,870   $    30,641   $    52,369
Select SmallCap Growth Fund               $    16,337   $     3,659   $     4,800
Select SmallCap Value                     $     9,335   $       678   $       650
Short Duration Fund                       $    66,561   $    77,331   $   176,507
Small Company Fund                        $   452,581   $   573,598   $   470,266
SmallCap Growth Fund                      $   345,702   $   187,722   $   214,870
Stock Fund                                $ 1,761,396   $ 2,538,857   $ 1,720,846
Tax-Free California Fund                  $    46,452   $    14,604   $    22,682
Tax-Free Minnesota Fund                   $    15,358   $     7,887   $     4,102
Tax-Free National Fund                    $   142,290   $    67,515   $   105,237
Tax-Free New York Fund                    $    27,761   $    17,733   $    26,368
Total Return Bond Fund                    $   905,903   $   779,547   $   726,424
U.S. Government Securities Fund           $   112,168   $   187,718   $   -89,657
Value Fund                                $   177,411   $   108,642   $   112,690
Value Opportunities Fund                  $   222,141   $   164,423   $   167,772
Equity Growth Allocation Fund             $   225,916   $   276,011   $   428,515
Growth Allocation Fund                    $   733,511   $   896,026   $ 1,433,449
Balanced Allocation Fund                  $   910,700   $   927,093   $ 1,390,714
Conservative Allocation Fund              $   202,329   $   176,901   $   348,749
Income Allocation Fund                    $    54,350   $    49,253   $   -84,385
Retirement Income Fund                    $       636   $       960   $       936
Target Retirement 2010 Fund               $     1,940   $     1,184   $       974
Target Retirement 2020 Fund               $     1,753   $     1,204   $     1,121
Target Retirement 2030 Fund               $       986   $     1,329   $       507



FUND NAME                           CLASS L
---------                         ----------
Growth Fund                       $  725,195
Growth Opportunities Fund         $1,452,648
SmallCap Growth Fund              $  304,322
Tax-Free Minnesota Fund           $    6,882
Tax-Free National Fund            $   19,835
U.S. Government Securities Fund   $   80,882
Value Opportunities Fund          $   77,026

     For the fiscal year ended October 31, 2006, approximately $517,803, $137,196,241, and $2,561,730 of the Funds' total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers and compensation to sales personnel, respectively.


                        PURCHASE AND REDEMPTION OF SHARES

     For information regarding the purchase of Fund shares, see "About Your Account -- Buying Shares" in the Funds' prospectuses.

     EXEMPTIONS FROM SUBSEQUENT INVESTMENT MINIMUMS FOR OMNIBUS ACCOUNTS Certain accounts held on the Funds' books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the Funds. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus. However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for Fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

     For a description of how a shareholder may have a Fund redeem his/her shares, or how he/she may sell shares, see "About Your Account -- Selling Shares" in the Funds' prospectuses.

     ADDITIONAL EXEMPTIONS FROM SALES CHARGE FOR NEW HARTFORD FUNDS In addition to the exemptions described in the funds' prospectus, the following shareholders of the New Hartford Funds who were invested in Class L shares of a particular New Hartford Fund on February 19, 2002 and who remain invested in that particular fund and class are exempt from the sales charge for subsequent purchases in that same fund and class:

     - The Hartford, Wellington Management or their affiliates and the following persons associated with such companies, if all account owners fit this description: (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (All such persons may continue to add to their account even after their company relationships have ended);

     - Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents--or spouses/domestic partners of any such persons), if all account owners fit this description;

     - Representatives or employees (or their spouses) of Woodbury Financial Services, Inc. ("Woodbury Financial"), formerly Fortis Investors, Inc. (including agencies) or of other broker-dealers having a sales agreement with Woodbury Financial (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;


     -    Selling broker dealers and their employees and sales representatives;


     - Financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds;

     - Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding paragraphs) of the Funds, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Fortis Investors, Inc. and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;

     - Participants in certain retirement plans not administered by Hartford Life Insurance Company or an affiliate with at least 100 eligible employees or if the total amount invested is $500,000 or more. (A 1% CDSC applies if redeemed within 18 months. This fee may be waived if the distributor does not compensate the broker for the sale.)

     -    Registered investment companies;

     - Purchases by employees (and their families, as defined below under the "Rights of Accumulation" section) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Woodbury Financial; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;

     - Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;

     - Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides HIFSCO with evidence of such authority or the existence of such a wrap program with respect to the money invested;

     - Accounts which were in existence and entitled to purchase shares of the applicable Carnegie Series without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis Asset Allocation Portfolio, Fortis Value Fund, Fortis Growth & Income Fund, Fortis Capital Fund, Fortis Growth Fund and Fortis Capital Appreciation Fund;

     - With respect to U.S. Government Securities Fund only, (1) officers, directors, and employees of Empire of America Advisory Services, Inc., the investment advisor of Pathfinder Fund; and (2) accounts which were in existence and entitled to purchase shares of Pathfinder Fund without a sales charge at the time of the effectiveness of the acquisition of its assets by Fortis U.S. Government Securities Fund.

     - One or more members of a group (and their families, as defined below under the "Rights of Accumulation" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity. (A 1% CDSC applies if redeemed within 18 months. This fee may be waived if the distributor does not compensate the broker for the sale.)

     RIGHTS OF ACCUMULATION Each Fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of all shares of any Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any minor children living in the owner's household. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases. Hartford Administrative Services Company ("HASCO"), The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.

     LETTER OF INTENT Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A and Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. owned by the shareholder as described above under "Rights of Accumulation." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or L Class shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. The LOI may be backdated up to 90 days. Purchases based on a LOI may include holdings as described above under "Rights of Accumulation." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824. HASCO, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.'s transfer agent, must be notified by you or your broker each time a qualifying purchase is made.


     SYSTEMATIC WITHDRAWAL PLAN The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals only from Class A shares and Money Market Fund shares not subject to a CDSC (except as noted below under Deferred Sales Charge) of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 per Fund or more will be sent to the applicant, or any person designated by him, monthly or quarterly.


     Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

     SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

     The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder, (2) upon receipt by the Fund of appropriate evidence of the shareholder's death, or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

     SPECIAL REDEMPTIONS Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the applicable Company's directors. When the shareholder sells portfolio securities received in this fashion, he/she would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Fund during any 90-day period for any one account.

     DEFERRED SALES CHARGE ON CLASS A, CLASS B, CLASS C AND CLASS L Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

     Class A shares which were purchased without a front-end sales charge and which are redeemed within eighteen months of purchase, Class B shares which are redeemed within six years of purchase, and Class C shares, which are redeemed within one year of purchase, are subject to a CDSC at the rates set forth in the prospectuses as a percentage of the dollar amount subject to the CDSC. The charge is assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A, Class B or Class C shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

     The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the length of time of any payment for the purchases of Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     In determining whether a CDSC applies to a redemption, the calculation is determined in a manner that results in the lowest possible rate being charged. To determine whether a CDSC applies, the fund redeems shares in the following order: (1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

     When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

     Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class A, Class B, Class C and Class L shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the applicable Fund to sell the Class B, Class C and Class L shares without a sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of purchase.

     The CDSC will be waived on redemptions of Class B and Class C shares and of Class A and Class L shares that are subject to the CDSC in the following cases:

     - to make SWP payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

     -    because of shareholder death or disability,

     -    because of the death or disability of the grantor of a living trust,

     - under reorganization, liquidation, merger or acquisition transactions involving other investment companies, and

     -    for retirement plans under the following circumstances:

          (1)  to return excess contributions,

          (2)  hardship withdrawals as defined in the plan,

          (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

          (4) to meet minimum distribution requirements under the Internal Revenue Code,

          (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code, and

          (6)  after separation from service.

SUSPENSION OF REDEMPTIONS

     A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange (NYSE) is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of all classes of each Fund is determined by Hartford Life in the manner described in the Funds' prospectuses. The assets of each fund of funds consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. The Funds are closed for business and do not price their shares on the following business holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the NYSE. Securities held by each Fund, other than the Money Market Fund, will be valued as follows: debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of securities. Loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by each Company's board of directors. Short-term securities held in the Money Market Fund are valued at amortized cost, which approximates market value. All other Funds' (or in the case of the funds of funds, the Underlying Funds') debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     Equity securities are valued at the official closing price or at the last sales price reported on principal securities exchanges (domestic or foreign) on which they are traded. If no sale took place on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. For securities traded on the NASDAQ national market system, the Funds (or in the case of a fund of funds, the Underlying Funds) utilize the NASDAQ Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid-ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last price is below the bid, the bid will be the closing price. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates. Options are valued at the last sales price; if no sale took place on a particular day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available or are deemed unreliable and all other assets are valued in good faith at fair value by, or under guidelines established by, the Funds' boards of directors.

     Foreign securities markets may trade on days when a Fund does not compute its net asset value or may close at times that differ from the close of the NYSE. With respect to the valuation of securities principally traded on foreign markets, each Fund (through certain Underlying Funds in the case of a fund of funds) uses a fair value pricing service approved by that Fund's Board (or in the case of a funds of funds, the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE.

     Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument. Neither the amount of daily income nor the net asset value is affected by unrealized appreciation or depreciation of the portfolio's investments assuming the instrument's obligation is paid in full on maturity.

     The amortized cost method of valuation permits the Money Market Fund to maintain a stable $1.00 net asset value per share. The board of directors of The Hartford Mutual Funds, Inc. periodically reviews the extent of any deviation from the $1.00 per share value that would occur if a method of valuation based on market prices and estimates were used. In the event such a deviation would exceed one-half of one percent, the board of directors will promptly consider any action that reasonably should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, not declaring earned income dividends, valuing portfolio securities on the basis of current market prices, if available, or, if not available, at fair market value as determined in good faith by the board of directors, and (considered highly unlikely by management of the Company) redemption of shares in kind (i.e., portfolio securities). In periods of declining interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be higher than a similar computation made using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the portfolio computed using amortized cost may tend to be lower than a similar computation made using a method of valuation based upon market prices and estimates.

     A Fund's maximum offering price per Class A and Class L shares is determined by adding the maximum sales charge to the net asset value per share. Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares and the Class A shares of the Money Market Fund are (or, in the case of Class Y shares for the Tax-Free California Fund and Tax-Free New York Fund, will be) offered at net asset value without the imposition of an initial sales charge.

                        CAPITALIZATION AND VOTING RIGHTS

     The Hartford Mutual Funds, Inc. was incorporated in Maryland on March 21, 1996. The authorized capital stock of the Company consists of 23.2 billion shares of common stock, par value $0.001 per share ("Common Stock"). The shares of Common Stock are divided into forty-nine series.

     The Hartford Mutual Funds II, Inc. was incorporated in Maryland on March 23, 2001. The New Hartford Funds became investment portfolios of the Company pursuant to a reorganization effected November 30, 2001. Prior to the reorganization, the New Hartford Funds were organized as Minnesota corporations or portfolios of Minnesota corporations. The authorized capital stock of the Company consists of 140 billion shares of common stock, par value $0.0001 per share ("Common Stock"). The shares of Common Stock are divided into seven series.

     The board of directors of each Company may reclassify authorized shares to increase or decrease the allocation of shares among the series described above or to add any new series to the applicable Fund. Each Company's board of directors is also authorized, from time to time and without further shareholder approval, to authorize additional shares and to classify and reclassify existing and new series into one or more classes. Accordingly, the directors of each Company have authorized the issuance of four classes of shares of each of the Funds (except for the Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Income Allocation Fund) designated in each instance as Class A, Class B, Class C and Class Y shares. Class Y shares for each of the Tax-Free California Fund and Tax-Free New York Fund are not currently available. For the Equity Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Income Allocation Fund, the directors of The Hartford Mutual Funds, Inc. have authorized the issuance of seven classes of shares designated in each instance as Class A, Class B, Class C, Class I, Class R3, Class R4 and Class R5 shares. The directors of The Hartford Mutual Funds have also authorized the issuance of Class R3, Class R4 and Class R5 shares for the Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Capital Appreciation II Fund, Hartford Disciplined Equity Fund, Hartford Dividend & Growth Fund, Hartford Equity Income Fund, Hartford Floating Rate Fund, Hartford Global Health Fund, Hartford Global Leaders Fund, Hartford High Yield Fund, Hartford Inflation Plus Fund, Hartford International Capital Appreciation Fund, Hartford International Opportunities Fund, Hartford Money Market Fund, Hartford Small Company Fund, Hartford Stock Fund, Hartford Total Return Bond Fund, Hartford Value Fund, Hartford Retirement Income Fund, Hartford Target Retirement 2010 Fund, Hartford Target Retirement 2020 Fund and Hartford Target Retirement 2030 Fund.

     The directors of The Hartford Mutual Funds II, Inc. have authorized the issuance of Class L shares for each of the New Hartford Funds. The directors of The Hartford Mutual Funds II, Inc. have also authorized the issuance of Class R3, Class R4 and Class R5 shares for the following New Hartford Funds: Hartford Growth Fund, Hartford Growth Opportunities Fund, Hartford SmallCap Growth Fund and Hartford Value Opportunities Fund.

     In addition to the Class I shares authorized for the Asset Allocation Funds, the directors of each Company have authorized the issuance of Class I shares for the following Hartford Funds: Hartford Capital Appreciation Fund, Hartford Capital Appreciation II Fund, Hartford Dividend and Growth Fund, Hartford Equity Income Fund, Hartford Floating Rate Fund, Hartford Global Health Fund, Hartford Inflation Plus Fund, Hartford International Capital Appreciation Fund, Hartford Small Company Fund and Hartford Total Return Bond Fund; and the following Hartford New Funds: Hartford Growth Fund, Hartford Growth Opportunities Fund, Hartford SmallCap Growth Fund and Hartford Value Opportunities Fund.


     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. The shares of each series, and each class within each series, are, when issued, fully paid and non-assessable. Such shares have no preemptive or, for Class A, Class C, Class I, Class L, Class R3, Class R4, Class R5 and Class Y, conversion rights and are freely transferable.


     As investment companies incorporated in Maryland, the Companies are not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of directors, (2) approval of an investment management agreement or sub-advisory agreement, or (3) ratification of the selection of the Funds' independent registered public accounting firm.

     Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of each Company voting for the election of directors can elect all of the directors if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any directors. Although directors are not elected annually, shareholders have the right to remove one or more directors. When required by law, if the holders of 25% or more of either Company's outstanding shares request it in writing, a meeting of that particular Company's shareholders will be held to approve or disapprove the removal of director or directors.

     Matters in which the interests of all the Funds of a Company are substantially identical (such as the election of directors or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Company without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of each Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.

                                      TAXES

FEDERAL TAX STATUS OF THE FUNDS

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

     Each Fund is treated as a separate taxpayer for federal income tax purposes. The Companies intend for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement") (which the Companies intend each Fund to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code. In particular, a Fund generally is not subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

     Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund's assets nor more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

     Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

     In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year,
(2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the "excise tax avoidance requirements").

     If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

     With respect to the Funds other than the funds of funds, investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Companies intend that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

     In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund with "Global" and "International" in its name anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

     With respect to the Funds other than the funds of funds, a Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of the Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Companies seek to monitor transactions of each Fund, seek to make the appropriate tax elections on behalf of the Fund and seek to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules.

     With respect to the funds of funds, income received by an Underlying Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an Underlying Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Underlying Fund will be eligible and may elect to "pass-through" to its shareholders, including a fund of funds, the amount of such foreign income and similar taxes paid by the Underlying Fund. Pursuant to this election, the fund of funds would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. federal income taxes, subject to limitations. A fund of funds, would not, however, be eligible to elect to "pass-through" to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the Underlying Fund.

     As of October 31, 2006, the following Funds have capital loss carryforwards as indicated below. Each such Fund's capital loss carryover is available to offset that Fund's future realized capital gains to the extent provided in the Code and regulations thereunder.

                                                       AMOUNT                 YEAR
FUND                                               (IN THOUSANDS)         OF EXPIRATION
----                                            ---------------------   ------------------
The Balanced Income Fund                              $       19               2014
The Hartford Disciplined Equity Fund                  $   34,059               2010
The Hartford Disciplined Equity Fund                  $   26,636               2011
The Hartford Floating Rate Fund                       $    1,227               2014
The Hartford Focus Fund                               $    1,063               2011
The Hartford Global Technology Fund                   $   16,302               2009
The Hartford Global Technology Fund                   $   34,893               2010
The Hartford High Yield Fund                          $    2,778               2007
The Hartford High Yield Fund                          $   19,805               2008
The Hartford High Yield Fund                          $    1,643               2009
The Hartford High Yield Fund                          $   25,246               2010
The Hartford High Yield Fund                          $   28,750               2011
The Hartford High Yield Fund                          $    3,595               2014
The Hartford Income Allocation Fund                   $       38               2014
The Hartford Income Fund                              $      311               2013
The Hartford Income Fund                              $      262               2014
The Hartford Inflation Plus Fund                      $    8,467               2014
The Hartford International Opportunities Fund         $    1,701               2007
The Hartford International Opportunities Fund         $      729               2008
The Hartford Select SmallCap Growth Fund              $       15               2013
The Hartford Select SmallCap Growth Fund              $      204               2014
The Hartford Short Duration Fund                      $      221               2011
The Hartford Short Duration Fund                      $      295               2012
The Hartford Short Duration Fund                      $      977               2013
The Hartford Short Duration Fund                      $      731               2014
The Hartford SmallCap Growth Fund                     $      168               2011
The Hartford Stock Fund                               $  107,964               2010
The Hartford Stock Fund                               $  196,018               2011
The Hartford Tax-Free California Fund                 $        5               2014
The Hartford Total Return Bond Fund                   $    9,223               2014
The Hartford U.S. Government Securities Fund          $    2,205               2008
The Hartford U.S. Government Securities Fund          $    3,597               2009
The Hartford U.S. Government Securities Fund          $      672               2011
The Hartford U.S. Government Securities Fund          $    3,591               2012
The Hartford U.S. Government Securities Fund          $    2,517               2013
The Hartford U.S. Government Securities Fund          $    6,198               2014

     With respect to the Funds other than the funds of funds, if a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

     With respect to the Funds other than the funds of funds, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

     With respect to the Funds other than the funds of funds, each Fund that invests in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.

     With respect to the Funds other than the funds of funds, the federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

     With respect to the Funds other than the funds of funds, in general, as described in the prospectuses, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a Fund's investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of a Fund's net capital gain properly designated by the Fund as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly designated distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

With respect to the funds of funds, in general, as described in their prospectus, distributions from a fund of funds are generally taxable to shareholders as ordinary income, qualified dividend income, or long-term capital gains. Distributions of a fund of funds' investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the fund of funds' current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Any net capital gains may be distributed to a fund of funds as capital gain distributions. A fund of funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds. Distributions of a fund of funds' net capital gain properly designated by the fund of funds as "capital gain dividends" are taxable to a shareholder as long-term capital gain regardless of the shareholder's holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that an Underlying Fund derives dividends from domestic corporations, a portion of the income distributions of a fund of funds which invests in that Underlying Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by the Underlying Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Underlying Fund or the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly designated distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by the Underlying Fund with respect to which dividends are paid, the shares of the Underlying Fund, and the shares of the fund of funds are deemed to have been held by the Underlying Fund, the fund of funds, and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in the funds of funds' shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distribution in cash. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

     At the Companies' option, the Companies may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his or her shares. Since the Companies expect each Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by the Fund on his or her behalf. In the event that a Company chooses this option on behalf of a Fund, the Company must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

     Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

     An investor should consider the tax implications of buying shares just prior to a distribution (other than an exempt-interest dividend, described below). Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

     A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

     In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of the same or another Fund of the Companies on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

     In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

     With respect to the Funds other than the funds of funds, a Fund's ordinary income dividends from domestic corporations may, if certain conditions are met, qualify for the dividends received deduction for corporate shareholders to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by a Fund are not eligible for the dividends received deduction. The dividends received deduction is reduced to the extent that the shares held by a Fund are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or a shareholder, as the case may be, for less than 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend.

     Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder's particular situation.

     Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). Certain properly designated dividends paid by a Fund, however, generally are not subject to this tax, to the extent paid from net capital gains. In addition, for Fund taxable years beginning after December 31, 2004 and before January 1, 2008, a portion of a Fund's distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and capital gains. Also, for that same three-year period, U.S. estate taxes may not apply to that portion of a Fund's shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. A Fund's distributions, if any, made during such three-year period that are attributable to gains from the sale or exchange of "U.S. real property interests," which the Code defines to include direct holdings of U.S. real property and interests (other than as a creditor) in "U.S. real property holding corporations," (including certain non-domestically-controlled REITS), will be taxable to non-U.S. investors and will require such investors to file U.S. income tax returns.

     A Fund may be required to withhold U.S. federal income tax at a rate of 28% ("backup withholding") from all taxable distributions payable to (1) any shareholder who fails to furnish the applicable Company with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Company that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.


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TAX-FREE CALIFORNIA FUND, TAX-FREE MINNESOTA FUND, TAX-FREE NATIONAL FUND AND
TAX-FREE NEW YORK FUND

     Each of the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund and the Tax-Free New York Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt "exempt-interest dividends," provided that at least 50% of the value of the Fund's assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Portions of the dividends paid by the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and the Tax-Free New York Fund may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by the Tax-Free National Fund will generally be subject to state and local income taxes.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund is not deductible by the investor in proportion to the percentage of the applicable Fund's distributions from investment income that is exempt from federal income tax. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of these Funds. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares. In addition, any loss realized by a shareholder of the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund or the Tax-Free New York Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares.

     If either the Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund or the Tax-Free New York Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

     Certain deductions otherwise allowable to financial institutions and property and casualty insurance companies will be eliminated or reduced by reason of the receipt of certain exempt-interest dividends.

     Shareholders who are "substantial users" (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund or the Tax-Free New York Fund.

     The 1995 Minnesota Legislature enacted a statement of intent, codified as Minnesota Statutes, Section 289A.50.10, that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Companies are not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Companies cannot predict the likelihood that interest on the Minnesota bonds held by the Tax-Free Minnesota Fund would become taxable under this Minnesota statutory provision.

TAXATION OF THE UNDERLYING FUNDS

     With respect to the funds of funds, each Underlying Fund intends to qualify annually and elects to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an Underlying Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the funds of funds generally will not pay any federal income or excise tax.


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                              PRINCIPAL UNDERWRITER

     HIFSCO, the investment manager of each Fund, also serves as the principal underwriter. HIFSCO is located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

                                    CUSTODIAN

     Portfolio securities of each Fund are held pursuant to a separate Custody Agreement between each Company and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                 TRANSFER AGENT

     Hartford Administrative Services Company ("HASCO"), 500 Bielenberg Drive, Woodbury, Minnesota 55125, is the transfer agent for each Fund. As transfer agent, HASCO, among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of account. For its services, HASCO is paid a fee based on assets or number of accounts, depending on the class of shares.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The audited financial statements and the financial highlights appearing in the annual report for the fiscal year ended October 31, 2006 have been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, as set forth in their reports with respect thereto. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of the independent registered public accounting firm as experts in accounting and auditing. The principal business address of Ernst &Young LLP is 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402.


                                OTHER INFORMATION

     The Hartford has granted the Companies the right to use the name, "The Hartford" or "Hartford", and has reserved the right to withdraw its consent to the use of such name by the Companies and the Funds at any time, or to grant the use of such name to any other company.

                                 CODE OF ETHICS

     Each Fund, HIFSCO and each sub-adviser has each adopted a code of ethics designed to protect the interests of each Fund's shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by a Fund, subject to a number of restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.

                      PROXY VOTING POLICIES AND PROCEDURES


     The Boards of Directors believe that the voting of proxies with respect to securities held by each Fund is an important element of the overall investment process. The Funds have delegated the responsibility to vote such proxies to each fund's investment manager or sub-adviser, as the case may be, subject to the continuing oversight of the Boards of Directors. The investment manager or sub-adviser, as the case may be, has a duty to vote or not vote such proxies in the best interests of the Fund it manages or sub-advises and its shareholders, and to avoid the influence of conflicts of interest. Set forth below is a summary description of each sub-adviser's policies and procedures. For a complete copy of each sub-adviser's proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to www.hartfordinvestor.com/mutualfunds/proxyvotingpolicies or Appendix B to this SAI. Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC's website at www.sec.gov.



                   HARTFORD INVESTMENT FINANCIAL SERVICES, LLC



     The Asset Allocation Funds have granted to Hartford Investment Financial Services, LLC ("HIFSCO") the authority to vote proxies on their behalf with respect to the assets managed by HIFSCO. HIFSCO votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. HIFSCO personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.



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     The Asset Allocation Funds allocate their assets in a combination of other
Hartford Mutual Funds. If an underlying Hartford Mutual Fund has a shareholder meeting, HIFSCO votes proxies solicited by a Hartford Mutual Fund in the same proportion as the vote of the Hartford Mutual Fund's other shareholders (sometimes called "mirror" or "echo" voting). Because HIFSCO only engages in mirror or echo voting with respect to any of the Hartford Mutual Funds, only HIFSCO's policy, and not its voting guidelines, have been provided in Appendix B.



                     HARTFORD INVESTMENT MANAGEMENT COMPANY


     The Funds for which Hartford Investment Management serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets managed by Hartford Investment Management. Hartford Investment Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Hartford Investment Management's Proxy Committee is responsible for the review and approval of the firm's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at Hartford Investment Management is the responsibility of the portfolio manager of the relevant client account. Although Hartford Investment Management has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Hartford Investment Management personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.


     The Target Retirement Funds allocate their assets in a combination of other Hartford Mutual Funds. If an underlying Hartford Mutual Fund has a shareholder meeting, Hartford Investment Management votes proxies solicited by a Hartford Mutual Fund in the same proportion as the vote of the Hartford Mutual Fund's other shareholders (sometimes called "mirror" or "echo" voting).



     Hartford Investment Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Proxy votes for which an apparent conflict of interest is identified are reviewed by the Proxy Committee to resolve the conflict and direct the vote.



     Hartford Investment Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to, for example, the existence of securities lending arrangements, lack of adequate information, and untimely receipt of proxy materials.



     In order to facilitate the proxy voting process, Hartford Investment Management has retained Glass Lewis & Company ("Glass Lewis") as experts in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While Hartford Investment Management will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such recommendations), Hartford Investment Management may deviate from Glass Lewis' recommendations on general policy issues or specific proxy proposals.


     Glass Lewis provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Hartford Investment Management.

     Portfolio managers may decide to vote their proxies (consistent with Hartford Investment Management's policies) and instruct Glass Lewis to vote all proxies accordingly.


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                        WELLINGTON MANAGEMENT COMPANY LLP



     The Funds for which Wellington Management Company serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Global Corporate Governance committee is responsible for the review and oversight of the firm's Global Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies. Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund's portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.


     Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

     Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.


                            JENNISON ASSOCIATES LLC



     Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the client's best economic interests over the long-term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.



     In voting proxies for international holdings, Jennison will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking," where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, Jennison will consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Jennison's policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.



     It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Investment Advisers Act of 1940, as amended, is to be made available to clients.



                  KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT



     Kayne Anderson Rudnick Investment Management, LLC ("KAR") acknowledges its fiduciary responsibility to vote proxies in a manner that ensures to the exclusive benefit of the underlying participants and beneficiaries, while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing. The principles for voting proxies are as follows:



          1. KARvotes all proxies to, in its opinion, maximize shareholder value, which is defined as long term value accretion through dividend and price appreciation. In addition, the KAR's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, KAR tends to vote non-shareholder-value issues in alignment with management's recommendations, if there is no conflict with shareholder



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     value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.



          2. KAR has responsibility for voting proxies. To assist in analyzing proxies, the KAR subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. KAR fully reviews and approves the ISS Proxy Voting Guidelines (1) and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of KAR's investment clients, KAR will override an ISS recommendation. An appropriate committee (2) comprised of senior management will approve the override.



          3. Absent any special circumstance, the Proxy Voting Guidelines are followed when voting proxies.



          4. KAR may occasionally be subject to conflicts of interest in the voting of proxies because of business or personal relationships it maintains with persons having an interest in the outcome of specific votes. KAR and its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. If at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the director of Compliance. Conflicts of interest are handled in various ways depending on the type and materiality.



                      METROPOLITAN WEST CAPITAL MANAGEMENT



     Metropolitan West Capital Management, LLC ("MetWest Capital") will vote (by proxy or otherwise) on all matters for which a shareholder vote is solicited by issuers of securities beneficially held in client accounts in such manner as the firm deems appropriate, in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting many typical proxy proposals. In certain instances, MetWest Capital may determine that it is in its clients' best interests to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines. These guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients. Gary W. Lisenbee, the lead strategist for the Small Cap Intrinsic Value strategy, is primarily responsible for monitoring corporate developments and voting proxies in the best interest of clients.



     Where a proxy proposal raises a material conflict of interest between MetWest Capital's interests and that of one or more its clients, MetWest Capital will resolve such conflict. MetWest Capital will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of MetWest Capital is known to serve as a director or officer of a publicly traded company or (ii) companies that have a known material business relationship with MetWest Capital.



                           SSGA FUNDS MANAGEMENT, INC.



     SSGA Funds Management, Inc. ("SSgA FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which SSgA believes will maximize the monetary value of each portfolio's holdings. SSgA FM takes the view that this will benefit SSgA FM's direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).



     Oversight of the proxy voting process is the responsibility of the State Street Global Advisors Investment Committee. The Investment Committee reviews and approves amendments to the SSgA FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services:



     In order to facilitate SSgA FM's proxy voting process, SSgA FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Governance is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.



     All proxies received on behalf of SSgA FM's clients are forwarded to SSgA FM's proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to SSgA FM's attention (as discussed below), the proxy is voted according to SSgA FM's guidelines.



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


     However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by SSgA FM's policies. These proxies are identified through a number of methods, including but not limited to notification from SSgA FM's third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.



     In instances of special circumstances or issues not directly addressed by SSgA FM's policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of a SSgA FM client and those of SSgA FM. If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of SSgA FM's clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy. SSgA FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by SSgA FM's clients do not offer proxy voting in every foreign jurisdiction. In such a case, SSgA FM will be unable to vote such a proxy.



                         OBERWEIS ASSET MANAGEMENT, INC.






     Oberweis Asset Management, Inc. ("Oberweis") has established Proxy Voting Policies and Procedures setting forth the general principles used to determine how Oberweis votes proxies on securities in client accounts for which Oberweis' general policy is to vote proxies in the best economic interests of the clients. The principles which guide the voting policy of Oberweis are maximizing the value of client assets and promoting the rights of clients as beneficial owners of the companies in whose securities they invest. Oberweis' investment strategies are predicted on the belief that the quality of management is often the key to ultimate success or failure of a business. Because Oberweis generally makes investments in companies in which Oberweis has confidence in management, proxies generally are voted in accord with management's recommendation. Oberweis may vote a proxy in a manner contrary to management's recommendation if, in the judgment of Oberweis, the proposal would not enhance shareholder value.






     Oberweis has retained Institutional Shareholders Services ("ISS"), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. While ISS makes the proxy voting recommendations, Oberweis retains the ultimate authority on how to vote.



     Oberweis' Proxy Voting Policies and Procedures describe how Oberweis addresses conflicts of interest between Oberweis and its clients, including Fund Shareholders, with respect to proxy voting decisions. If Oberweis determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, Oberweis will follow the recommendations of ISS except as follows. If Oberweis and/or the Proxy Committee believes that it would be in the interest of Oberweis' clients to vote a proxy other than according to the recommendations of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.



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                              FINANCIAL STATEMENTS


     The Companies' audited financial statements, together with the notes thereto, and report of Ernst & Young LLP, the Companies' independent registered public accounting firm, contained in the Companies' annual report for the year ended October 31, 2006 as filed with the SEC, are incorporated by reference into this SAI.


                                   APPENDIX A

     The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.


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     STANDARD AND POOR'S CORPORATION ("STANDARD & POOR'S")

     AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

     A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

     BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

     MOODY'S

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     STANDARD & POOR'S

     The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

     -    Liquidity ratios are adequate to meet cash requirements.


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     Liquidity ratios are basically as follows, broken down by the type of issuer:

          Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

          Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

          Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

     - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

     - The issuer has access to at least two additional channels of borrowing.

     - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

     - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

     -    The reliability and quality of management are unquestioned.

RATING OF TAX EXEMPT BONDS

     STANDARD & POOR'S RATINGS SERVICES. Its ratings for municipal debt have the following definitions:

     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

     Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used to debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.


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     The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     The rating "CI" is reserved for income bonds on which no interest is being paid.

     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

     "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

     MOODY'S INVESTORS SERVICE, INC.: Its ratings for municipal bonds include the following:

     Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated "Aa" are judged to be of high qualify by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risk appear somewhat larger than in Aaa securities.

     Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


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     Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING OF MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     STANDARD & POOR'S RATINGS SERVICES. A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     Note rating symbols are as follows:

     SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 - Satisfactory capacity to pay principal and interest.

     SP-3 - Speculative capacity to pay principal and interest.

     MOODY'S INVESTORS SERVICES. Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk may be less important over the short run. In the case of variable rate demand obligations, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of variable rate demand obligations is designated as VMIG. Moody's ratings for short-term loans have the following definitions:

     MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

RATING OF TAX-EXEMPT DEMAND BONDS

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes", Standard & Poor's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").


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INTERNATIONAL LONG-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings.

INVESTMENT GRADE

     AAA

     Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA

     Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A

     High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB

     Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

     BB

     Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B

     Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


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     DDD, DD, D

     Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     FITCH, INC.

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1

     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2

     Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3

     Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B

     Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D

     Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category, to categories below "CCC", or to Short-term ratings other than "F1".

"NR" indicates that Fitch Ratings does not rate the issuer or issue in question.


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"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Overlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.





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                                   APPENDIX B




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                                   Appendix B
                                Table of contents

1.   Proxy Policy and Guidelines - Hartford Investment Management Company

2.   Proxy Policy and Guidelines - Wellington Management Company LLP

3.   Proxy Policy and Guidelines - Jennison Associates LLC

4.   Proxy Policy and Guidelines - Kayne Anderson Rudnick Investment Management

5.   Proxy Policy and Guidelines - Metropolitan West Capital Management,LLP

6.   Proxy Policy and Guidelines - Oberweis Asset Management, Inc.

7.   Proxy Policy and Guidelines - SSgA Funds Management, Inc.

      Proxy Policy and Guidelines - Hartford Investment Management Company

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

PROXY VOTING

DEFINITION OF THE FIRM:

Hartford Investment Management Company (the Firm) is an investment adviser registered with the U. S. Securities and Exchange Commission (SEC), providing advisory services to affiliates, Hartford sponsored mutual funds and third party (client) accounts.

SOURCE CITATION:

Investment Advisers Act of 1940, Rule 206(4)-6, Proxy Voting
Investment Advisers Act of 1940, Rule 204-2, Books and Records to be Maintained by
Investment Advisers Investment Company Act of 1940, Section 30
Investment Company Act of 1940, Rule 30b1-4
Employee Retirement Income Security Act of 1974, Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994)
Glass Lewis & Co. 2006 Proxy Paper Policy Guidelines

BACKGROUND:

The Firm has an increasing array of equity product offerings (fundamental, indexed or quantitative) covering the entire spectrum of market capitalizations. Additionally, the Firm's fixed income clients, on occasion, receive equity securities due to debt restructuring or corporate actions.

Hartford Investment Management Company has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients, including investment companies registered under the Investment Company Act of 1940. These policies and procedures are intended to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). In addition to U. S. Securities and Exchange Commission requirements governing advisers, Hartford Investment Management proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

POLICY STATEMENT:

The Firm will vote shares in response to proxies solicited by the issuers of such shares in the best long-term interests of our clients as shareholders. Our practice is to examine each proposal from an economic standpoint so that the long-term effect of the vote will ultimately increase shareholder value for our client. Based on our experience in voting proposals, we have found that similar proposals often have different consequences for different companies. Thus, we analyze every proposal to determine what impact it might have for the particular company as well as its industry.


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                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

Portfolio managers are responsible for: reviewing the recommended votes by the third party proxy voting firm hired by the Firm, Glass Lewis & Company ("Glass Lewis"); deciding if the votes are appropriate and in the best interest of the client; and voting accordingly. The Firm will vote only those proxies for which it has proxy-voting authority. The Firm retains the right to decline to accept the authority to vote any client's securities.

Hartford Investment Management's Proxy Voting Policies and Procedures may be amended from time to time by the Firm.

AS A MATTER OF POLICY, HARTFORD INVESTMENT MANAGEMENT:

     - Votes all proxies in the best interests of its clients as shareholders, (i.e., to maximize long-term economic value).

     - Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer and industry in which it is involved.

     - Evaluates all factors it deems relevant when considering a vote, including client directions and other relevant facts and circumstances at the time of the vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

     - Identifies and resolves all material proxy-related conflicts of interest between the Firm and its clients in the best interests of the client.

     - Believes that sound corporate governance practices may enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

     - Believes that proxy voting is a valuable tool that may be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

     - Reviews at least semi-annually the proxy voting record with the Proxy Committee to ensure that proxies are voted in accordance with these Proxy Voting Policies and Procedures; and ensures that procedures, documentation, and reports relating to the voting of proxies are properly prepared and disseminated.

RETENTION OF THIRD-PARTY PROXY SERVICE:

To facilitate the proxy voting process, the Firm has retained Glass Lewis as experts in the proxy voting and corporate governance areas. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Firm will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such


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                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

recommendations), the Firm may deviate from Glass Lewis's recommendations on general policy issues or specific proxy proposals.

Glass Lewis provides comprehensive proxy research, recordkeeping and reporting services to the Firm through their secure on-line web portal, ViewPoint. Information provided by Glass Lewis includes summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with the Firm.

PROXY VOTING PROCEDURES:

The Firm's Proxy Voting Procedures set forth below contain the guidelines (the "Proxy Voting Guidelines") that the Firm uses in voting specific proposals presented by the boards of directors or shareholders of companies whose shares are held in client portfolios for which the Firm has voting discretion. While the Proxy Voting Procedures set forth general guidelines for voting proxies, each proposal is evaluated on its merits, and the Firm reserves the right to vote proxies in the best long term economic interests of the particular client. The vote entered on a client's behalf with respect to a particular proposal may differ from the guidelines set forth in the Proxy Voting Procedures.

The portfolio manager will compare each proxy against the Proxy Voting Guidelines contained in these Proxy Voting Procedures, and handle as follows:

     - Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against") are reviewed by the portfolio manager or his or her designee and voted in accordance with the Proxy Voting Guidelines. The portfolio manager may decide not to vote in accordance with the Proxy Voting Guidelines if the portfolio manager determines that such a vote is in the best interest of the client.

     - Issues identified as "case-by-case" in the Proxy Voting Guidelines, and issues for which no guidance is provided in the Proxy Voting Guidelines, are reviewed by the portfolio manager, and voted as he or she determines.

     - Absent a material conflict of interest, the portfolio manager will decide the final vote. Different portfolio managers holding the same securities may


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                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

          arrive at different voting conclusions for their clients' proxies.

     - If the portfolio manager identifies an apparent conflict of interest, he or she will bring the matter to Investment Compliance, as described below.

RECEIPT OF PROXY:

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. Where the Firm votes proxies on its client's behalf, the client must instruct its custodian bank to deliver all relevant voting material to Glass Lewis.

"MIRROR" OR "ECHO" VOTING:

Except in the cases where it lacks authority, the Firm votes proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Each investment company in which the Firm's asset allocation fund clients (e.g., asset allocation mutual funds and targeted retirement mutual funds) invest has granted to its respective sub-adviser the authority to vote proxies on its behalf with respect to the assets managed by the sub-adviser. The asset allocation mutual funds advised by the Firm will from time to time hold shares of certain underlying mutual funds ("Affiliated Underlying Funds") that are advised and/or principally underwritten by one or more "control affiliates" of the Firm. The Firm recognizes that if an Affiliated Underlying Fund were to solicit its shareholders with respect to a proxy vote, a material conflict of interest may arise with respect to the Firm if the Firm were to vote such proxies. Accordingly, it is the Firm's policy that proxy votes solicited by any Affiliated Underlying Fund will be voted by the Firm using the "mirror" or "echo" voting procedures outlined in this paragraph.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES:

The Firm's functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. The portfolio manager or his or her designee reviews each proxy to assess the extent to which there may be a potential conflict of interest. Some of these potential conflicts of interest may include:

     - The issuer that is soliciting the Firm's proxy vote is also a client of the Firm or an affiliate;

     - A Firm employee has acquired non-public information about an issuer that is soliciting proxies;

     - A Firm employee has a business or personal relationship with, or financial interest in, the issuer or officer or Board member of the issuer; and

     - A Firm employee is contacted by management or board member of a company regarding an upcoming proxy vote.


                                                                               4

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                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

All personnel are required to contact Investment Compliance about any apparent conflicts of interest, including apparent conflicts of interest involving personal relationships. In cases of apparent conflicts of interest, the proxy will be voted according to the recommendations set forth by Glass Lewis. Should Investment Compliance believe other considerations should be taken into account for a particular proxy with an apparent conflict of interest; the Proxy Committee should be consulted to review such potential conflict and the special considerations raised by Investment Compliance. The Proxy Committee will then resolve the conflict and direct the vote. The representative from Investment Compliance will document the conflict of interest and the actions taken in the Proxy Committee meeting minutes.

In order to avoid even the appearance of impropriety, the Proxy Committee will not take the Firm's relationship with a company into account, and will vote the company's proxies in the best interest of the Firm's clients, in accordance with the Proxy Voting Policies and Procedures. Notwithstanding the foregoing all proxy votes solicited by an Affiliated Underlying Fund will be voted by the Firm using the "mirror" or "echo" voting procedures described above. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the Proxy Committee's proxy voting activities regarding and any discussions of the particular proxy, including the decision on whether and how to vote the proxy in question. Investment Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee's decision.

In certain instances, the Firm may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

     SECURITIES LENDING. The Firm's mutual funds and third party (client) accounts may have a securities lending agent. In this case, the Firm may be unable to vote proxies when the underlying securities have been lent out pursuant to such securities lending program. In general, the Firm does not know when securities have been lent out and are therefore unavailable to be voted.

     LACK OF ADEQUATE INFORMATION OR UNTIMELY RECEIPT OF PROXY. The Firm may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines.


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                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

PROXY VOTING GUIDELINES:

Please refer to Appendix A for the Glass Lewis & Co. Proxy Paper Policy Guidelines which define policy guidelines for all voting recommendations.

MONITORING AND ACCOUNTABILITIES:

PROXY COMMITTEE:

The Firm has established a Proxy Committee that is responsible for the review and approval of the Firm's written Proxy Voting Policy Statement and Procedures, and for providing advice and guidance, when needed, on specific proxy votes for individual issuers. The Proxy Committee will meet twice annually and is comprised of a representative from each of the following areas of the Firm:
Investment Law, Investment Compliance, and the Fundamental, Indexed and Quantitative Equity Units of Institutional Asset Management. Meetings may be held in person, by telephone, written consent, or any other means deemed appropriate by the Proxy Committee.

A quorum of the Proxy Committee, which quorum shall consist of at least one representative from Investment Law and Investment Compliance as well as one representative from the relevant equity unit identified above, is necessary to conduct business at any meeting. All actions requiring the approval of the Proxy Committee must be approved by a simple majority of those Proxy Committee members present at a meeting at which business may be conducted. If a majority vote cannot be obtained, the President of the Firm or his/her designee shall have the authority to decide the final vote.

Day-to-day administration of the proxy voting process at the Firm is the responsibility of the portfolio manager of the relevant client account. On a semi-annual basis, the Proxy Committee will conduct a review of the Proxy Agent used with respect to the holdings of a client of the Firm to determine whether the Proxy Agents voted (i) timely and (ii) consistent with the Proxy Agent's stated recommendations. The Proxy Committee's review will consist of a sampling of votes, and will expand to a more comprehensive review in the event that the review of the sample or other circumstances lead the Proxy Committee to believe that the Proxy Agent was likely deficient in voting timely or consistent with its stated recommendations. The Proxy Committee will also consider the performance of the Proxy Agent whose retention is proposed to continue, and will consider the merits of continuing the retention and of retaining other proxy agents. The minutes of the relevant Proxy Committee meeting will reflect these considerations. Investment Compliance is responsible for ensuring that procedures, documentation, and reports relating to the voting of proxies are prepared and disseminated as appropriate.

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

RECORD KEEPING:

The Firm has retained Glass Lewis to maintain all records of proxies voted and related research analysis. Investment Compliance will keep records of written requests from clients and any written response from the Firm (to either a written or an oral request) and other information pursuant to Section 204-2 of the Advisers Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws. Glass Lewis will maintain these records electronically in their secure "core" server for five years from the end of the fiscal year during which the last entry was made on such record and will be available immediately. Records older than five years would be transferred to a "warehouse" server and be accessible upon request.

REPORTING:

With respect to the Firm's investment company clients, Glass Lewis will create and maintain (or cause to be created and maintained) records of each company's proxy voting record for 12-month periods ended June 30. Investment Compliance will oversee that the required reporting is properly prepared and disseminated. Glass Lewis will compile (or cause to be compiled) the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

     -    The name of the issuer of the portfolio security;

     - The exchange ticker symbol of the portfolio security (if the symbol is available through reasonably practicable means);

     - The Council on Uniform Securities Identification Procedures cusip number for the portfolio security (if the number is available through reasonably practicable means);

     -    The shareholder meeting date;

     -    A brief identification of the matter voted on;

     -    Whether the matter was proposed by the issuer or by a security holder;

     -    Whether the fund cast its vote on the matter;

     - How the fund cast its vote (e.g. for or against proposal, or abstain; for or withhold regarding election of directors); and

     -    Whether the company cast its vote for or against management.

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

The Firm provides clients with a copy of its Proxy Voting Policies and Procedures, upon written request. In addition, the Firm will make specific client information relating to proxy voting available to a client upon reasonable written request.

ACCOUNTABILITY & OVERSIGHT:

Portfolio managers are responsible to review the recommended votes by Glass Lewis and decide if it is appropriate for the client, if it is in the best interest of the client, and vote accordingly. The Firm has established a Proxy Committee that is responsible for the review and approval of the Firm's written Proxy Voting Policy Statement and Procedures, and for providing advice and guidance, when needed, on specific proxy votes for individual issuers. Investment Compliance is responsible for ensuring that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated. Investment Compliance will notify the Chief Compliance Officer and the Issue Resolution Council of any violations of the policy.

TRAINING:

Investment Compliance will provide Proxy Voting training to the appropriate Hartford Investment Management portfolio managers and others as required on a periodic basis.

RELATED POLICIES:

Portfolio Holdings Disclosure Policy
Privacy Policy
Records Retention Requirements

REVISION HISTORY:

This policy version amends and supersedes the March 29, 2006 version.


                                        /s/ David M. Znamierowski
                                        ----------------------------------------
                                        signature
                                        David M. Znamierowski
                                        President

                            (GLASS LEWIS & CO. LOGO)

                          PROXY PAPER POLICY GUIDELINES

             AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

                                2006 PROXY SEASON

    For more information about Glass Lewis' policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Vice President of Proxy
          Research and Operations, Robert McCormick at (415) 678-4228.

                                TABLE OF CONTENTS

I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS .........    5

   Election of Directors ..................................................    5
      Independence ........................................................    5
      Performance .........................................................    7
      Experience ..........................................................   12
      Other Considerations ................................................   12
      Controlled Companies ................................................   13

   Mutual Fund Boards .....................................................   15
   Separation of the Roles of Chairman and CEO ............................   16
   Declassified Boards ....................................................   17

   Mandatory Director Retirement Provisions ...............................   15
      Director Term Limits ................................................   15
      Director Age Limits .................................................   15

   Requiring Two or More Nominees per Board Seat ..........................   16

   Equity Based Compensation Plans ........................................   20
      Option Exchanges ....................................................   22
      Performance Based Options ...........................................   22
      Linking Pay with Performance ........................................   23

   162(m) Plans ...........................................................   23

   Director Compensation Plans ............................................   24

   Options Expensing ......................................................   24

   Limits on Executive Compensation .......................................   24
      Limits on Executive Stock Options ...................................   25

   Linking Pay to Social Criteria .........................................   25
   Full Disclosure of Executive Compensation ..............................   25

IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE ....................   26

   Anti-Takeover Measures .................................................   26
      Poison Pills (Shareholder Rights Plans) .............................   26
      Right of Shareholders to Call a Special Meeting .....................   26
      Shareholder Action by Written Consent ...............................   27

   Authorized Shares ......................................................   27

   Advanced Notice Requirements for Shareholder Ballot Proposals ..........   28

   Voting Structure .......................................................   28
      Cumulative Voting ...................................................   28

      Supermajority Vote Requirements .....................................   29

   Transaction of Other Business at an Annual or Special Meeting
      of Shareholders .....................................................   29

V. SHAREHOLDER INITIATIVES AND MANAGEMENT OF THE FIRM .....................   29

   Labor Practices ........................................................   29

   Non-Discrimination Policies ............................................   30

   Military and US Government Business Policies ...........................   30

   Foreign Government Business Policies ...................................   31

   Environmental Policies .................................................   31

   Election of Directors by a Majority Vote ...............................   32

                            THE GLASS LEWIS APPROACH

Glass Lewis views proxy voting as a mechanism for shareholders to protect and promote shareholder wealth. Our proxy voting advice has a decidedly financial bent. Our recommendations are designed to call institutional investors' attention to the economic consequences of each issue on the ballot and to their potential effect on shareholder value.

In the pages that follow, we detail policy guidelines that inform every voting recommendation we make. This document is not, however, a substitute for careful application of these broad principles to the specific situations facing the companies whose proxies we analyze. We do not blindly adhere to any list of governance or other criteria in crafting our advice. We believe that a "one-size-fits-all" approach to governance or proxy voting will not lead to the sort of value creation that institutional investors seek. That is why we use a contextual approach; one that factors in the reality of the company being analyzed.

Our team consists of professionals with an array of skills and experience, including accountants, bankers, Wall Street analysts, lawyers, financial and economic experts and policy professionals.

                                 POLICY OVERVIEW

I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

Glass Lewis looks for talented boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders typically possess the following three characteristics: (1) independence; (2) a record of positive performance; and (3) members with a breadth and depth of experience.

     INDEPENDENCE

     We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships (apart from compensation as a director) are likely to impact the decisions of that board member. We believe the existence of personal, familial or financial relationships makes it difficult for a board member to put the interests of the shareholders whom she is elected to serve above her own interests or those of the related party. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

     To that end, we classify directors in three categories based on the type of relationships they have with the company:

     1. Independent Director - A director is independent if she has no material(1) financial, familial(2) or other current relationships with the company(3), its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within three to five (3-5) years(4) prior to the inquiry are usually considered to be "current" for purposes of this test.

----------
(1) "Material" as used herein means a relationship where the dollar value exceeds: (i) $25,000 (or where no amount is disclosed) for directors who personally receive compensation for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; (ii) $50,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank or consulting firm where the firm is paid for services but not the individual directly. This dollar limit would also apply to charitable contributions to schools where a board member is a professor, or charities where a board member serves on the board or is an executive and any aircraft and real estate dealings between the company and the director or the director's firm; (iii) 1% of either company's consolidated gross revenue for other business relationships (e.g. where the director is an executive officer of a company that provides or receives services or products to or from the company).

(2) "Familial" as used herein includes a person's spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces and nephews, including in-laws, and anyone (other than domestic employees) who shares such person's home.

(3) "Company" includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

(4) We note that NASDAQ originally proposed a five-year look back period but both it and the NYSE ultimately settled on a three-year look back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former

     2. Affiliated Director - A director is affiliated if she has a material financial, familial(5) or other relationship with the company or its executives, but is not an employee of the company. 6 This includes directors whose employers have a material financial relationship with the Company(7). In addition, we view a director who owns or controls 20% or more of the company's voting stock as an affiliate.(8)

     3. Inside Director - An inside director is one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view a director who derives more than 50% of total compensation from a company as a result of affiliated transactions with his employer faces a conflict in making decisions between those that are in the best interests of the company versus those in his own best interests. Therefore, we will withhold for such a director.

     Voting Recommendations on the Basis of Independence: Glass Lewis believes that a board will most effectively perform the oversight necessary to protect the interests of shareholders if it is independent. In general, we feel that at least two-thirds of the members of the board should consist of independent directors. In the event that more than one third of the members are affiliated or inside directors, we typically(9) recommend withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold we believe is appropriate.

     We are firmly committed to the belief that only independent directors should serve on a company's audit, compensation, nominating and governance committees(10). We typically

----------
     management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five year look back period to directors who have previously served as executives of the company on an interim basis for less than one year. We consider a director who is currently serving in an interim management position as an insider, a director who served in such a capacity for less than one year and is no longer serving in that capacity as independent and a director who served in such a capacity for over one year but is no longer serving in that capacity as an affiliate for the following five years. Glass Lewis applies a three year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five year look back.

(5) A director is considered an affiliate if he has a family member who is employed by the Company and receives compensation of $100,000 or more per year or the compensation is not disclosed.

(6) In every instance in which a company classifies one of its non-employee directors as non-independent, that director will be classified as an affiliate by Glass Lewis.

(7) We allow a five year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically withhold from directors in such cases for the first five years). If the consulting agreement persists after this five year grace period, we apply the materiality thresholds outlined on page 5.

(8) We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. In addition, and perhaps more importantly, 20% holders may regularly have interests that diverge from those of ordinary holders, for a variety of reasons, including, but not limited to, the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

(9) In the case of a staggered board, if the affiliates or insiders that we believe should not be on the board are not standing for election, we will express our concern regarding those directors, but we will not recommend withholding from the affiliates or insiders who are up for election just to achieve 2/3rds independence.

(10) We will recommend withholding votes from any member of the audit committee who owns 20% or more of the company's stock and we believe that there should be a maximum of one director (or no directors if recommend that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

     In addition, we apply heightened scrutiny to avowedly "independent" chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

     PERFORMANCE

     The purpose of Glass Lewis' proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance and create shareholder value. The most crucial test of a board's commitment to the company and to its shareholders lies in the actions of the board and its members. We look at the performance of these individuals in their capacity as board members and executives of the company and in their roles at other companies where they may have served.

     Voting Recommendations on the Basis of Performance: We disfavor directors who have a track record of poor performance in fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend withholding votes from:

          Board Members Generally:

          1. A director who fails to attend a minimum of 75% of the board meetings or 75% of total of applicable committee meetings and board meetings.(11)

          2. A director who belatedly filed a significant form(s) 4 or 5, or has a pattern of late filings if the late filing was the fault of the director. (We look at these forms on a case-by-case basis).

          3. A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

          4. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

          5. A director who has received two withhold recommendations from Glass Lewis for identical reasons within the prior year at other companies (the same situation must also apply at the company being analyzed).

          6. All directors who served on the board if, for the last three years, the company's performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

          7. An insider director who derives more than 50% of his income from affiliated transactions with the company.

----------
     the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating and governance committees.

(11) However, where a board member has served for less than one full year, we will not typically withhold for failure to attend 75% of meetings. Rather we will note the failure with a recommendation to track this issue going forward. We will also refrain from recommending to withhold from directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

Audit committees play an integral role in overseeing the financial reporting process. "Audit Committee Effectiveness - What Works Best" states:

          "Vibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important."(12)

When assessing the performance of an audit committee, we are cognizant that an audit committee does not prepare financial statements, is not the party responsible for making the key judgments and assumptions that affect the financial statements, and does not perform an audit of the numbers or disclosures provided to investors. Rather, the role of audit committee member is one of monitoring and overseeing the process and procedures performed by management as well as internal and external auditors. Perhaps the 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

          "A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting - the full board including the audit committee, financial management including the internal auditors, and the outside auditors - form a 'three legged stool' that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit commit must be 'first among equals' in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process."

For an audit committee to function effectively on behalf of investors, it must include members with sufficient knowledge to carry out their responsibilities in a diligent fashion. In their recommendations related to Audit and Accounting, members of the Conference Board Commission on Public Trust and Private Enterprise stated:

          "Members of the audit committee must be independent and have both knowledge and experience in auditing financial matters."(13)

It is important that an audit committee be assessed against the actual decisions that they have made with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, the effectiveness of the internal controls should provide reasonable assurance the financial statements are materially free from errors, and the independence of the external auditors and results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to their judgment and would vote in their favor unless audit committee members or the committee:(14)

----------
(12) Audit Committee Effectiveness - What Works Best. PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

(13) Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

          Audit committee members:(15)

          1. The audit committee chair if the committee does not have a financial expert or has a financial expert who does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

          2. The audit committee chair if the audit committee did not meet at least 4 times during the year.

          3. The audit committee chair if the committee has less than three members.

          4. All audit committee members who sit on more than three public company audit committees unless the audit committee member is a retired CPA, CFO or controller in which case the limit shall be four committees with availability time and capacity.

          5. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total 1/3 or less of the total fees billed by the auditor.

          6. All members of an audit committee where non-audit fees include fees for tax services for senior executives of the company or involve services related to tax avoidance or tax shelter schemes.

          7. All members of an audit committee that re-appointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

          8. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

          9. The audit committee chair(16) if the committee failed to put auditor ratification on the ballot for shareholder approval for the upcoming year and fees for the past two years are reasonable (i.e. audit plus audit-related fees are higher than tax fees and higher than all other fees).

          10. All members of an audit committee if the committee failed to put auditor ratification on the ballot for shareholder approval, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year.

          11. The audit committee chair if the auditor is not up for ratification because the audit committee has not yet selected an auditor for the coming year and (i) the prior auditor was not dismissed, (ii) the prior auditor was dismissed over six months before the annual meeting or (iii) no compelling explanation is disclosed.

          12. All members of an audit committee where the auditor has resigned and reported that a Section 10A Letter(17) has been issued.

          13. All members of an audit committee at a time when material accounting fraud occurred at the company.

----------
(14) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

(15) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

(16) In all cases, if the chair of the committee is not specified, we recommend withholding from the director who has been on the committee the longest.

(17) Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee / board fail to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a letter to the SEC, referred to as a Section 10A letter. Such letters are a very rare occurrence and should be taken very seriously.

          14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated due to a serious material fraud.

          15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion.

          16. All members of an audit committee in a year in which the company and/or its independent auditors report material weaknesses in internal controls and that company's executives had previously certified to investors the controls were effective.

          17. When the company has aggressive accounting policies and or poor disclosure or lack of sufficient transparency in its financial statements.

          18. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (i.e. we recommend against ratification of the auditor).

          19. All members of the audit committee when the company receives a "material weakness" letter from the auditor in their 10-K.

          20. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.

          21. All members of the audit committee when the auditor resigns and a material weakness has been disclosed within the past year.

          22. All members of the audit committee if the contract with the auditor specifically limits the auditor's liability to the company.

Sometimes a material restatement of financial statements is accompanied by a report of a material weakness in internal controls by management and/or the independent auditors coupled with filings with the SEC being late. We consider such situations to negatively impact the integrity of the financial statements and call into question the overall monitoring and oversight by the audit committee. As a result, we will vote against all members of an audit committee when this situation occurs (e.g., in tandem, a restatement, report of a material weakness in internal controls and late filings).

          Compensation committee members:(18)

          1. All members of the compensation committee who are currently up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis).(19)

          2. All members of the compensation committee (during the relevant time period) if excessive employment agreements and/or severance agreements were entered into.

          3. All members of the compensation committee if performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals or performance-based compensation was paid despite goals not being attained.

          4. All members of the compensation committee if excessive employee perquisites and benefits were allowed.

----------
(18) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

(19) Where there has been two CEOs in one year or a large sign-on bonus for an incoming CEO, we will consider not recommending withholding but will defer judgment until next year or for one full year after arrival.

          5. The compensation committee chair, if the compensation committee did not meet during the year, but should have (e.g., executive compensation was restructured or a new executive was hired).

          6. Any member of the compensation committee who has served on the compensation committee of at least two other public companies where compensation is not in line with performance (based on an F grade in our Pay-for-Performance model) and is also suspect at the company in question.

          7. All members of the compensation committee when the company has repriced options within the past two years and we would not have supported the repricing (i.e. officers and directors were allowed to participate).

          8. All members of the compensation committee when vesting of in the money options is accelerated or when fully vested options are granted.

          Governance committee members:(20)

          1. All members of the governance committee(21) during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights (i.e., where the proposal received a sufficient number (i.e., at least a majority of shares voting) of shareholder votes to allow the board to implement or take the necessary precursor steps toward implementing that proposal).

          2. The governance committee chair(22) when the board is less than 2/3rds independent, the chairman is not independent and an independent lead or presiding director(23) has not been appointed unless company performance has been in the top quartile of the company's peers. We note that each of the Business Roundtable, The Conference Board and the Council of Institutional Investors advocates that 2/3 of the board be independent.

          3. In the absence of a nominating committee, the governance committee chair when there are less than five or more than 20 members on the board.

          Nominating committee members:(24)

          1. All members of the nominating committee when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

----------
(20) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regard to the committee chair.

(21) If the board does not have a governance committee (or a committee that serves such a purpose), we recommend withholding from the entire board on this basis.

(22) If the chair of the committee is not specified, we recommend withholding from the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend withholding from the longest-serving board member serving on the committee.

(23) We believe that one specific independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among certain directors from meeting to meeting, we will recommend withholding votes as if there were no lead or presiding director.

(24) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

          2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., new directors were nominated).

          3. In the absence of a governance committee, the nominating committee chair(25) when the board is less than 2/3rds independent, the chairman is not independent and an independent lead or presiding director has not been appointed(26) unless company performance has been in the top 25% of the company's peers. Each of the Business Roundtable, The Conference Board and the Council of Institutional Investors advocates that at least 2/3 of companies' boards be independent.

          4. The nominating committee chair when there are less than five or more than 20 members on the board.(27)

     EXPERIENCE

     We find that a director's past conduct is often indicative of future conduct and performance. We often find directors with a history of overcompensating executives or with a history of serving on boards where significant and avoidable disasters have occurred, reappearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and every director who serves at 8,000 of the most widely held U.S. companies. We use this database to track service and performance of individual board members across companies.

     Voting Recommendations on the Basis of Experience: We typically recommend that shareholders withhold votes from directors who have served on boards or as executives of companies with track records of poor performance, overcompensation, audit or accounting related issues and/or other indicators of mismanagement or actions against the interests of shareholders(28).

     Likewise, we look carefully at the backgrounds of those who serve on the key committees of the board to ensure that they have the required skills and diverse backgrounds to make informed and well-reasoned judgments about the subject matter for which the committee is responsible.

     OTHER CONSIDERATIONS

     In addition to the three key characteristics we analyze in evaluating board members, we consider the following issues in making voting recommendations.

     Voting Recommendations on the Basis of Other Considerations:

     Irrespective of the overall presence of independent directors on the board, we believe that a board should be wholly free of people who have an identifiable and substantial conflict

----------
(25) If the chair of the committee is not specified, we will recommend withholding from the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend withholding from the longest-serving board member serving on the committee.

(26) In the absence of both a governance and a nominating committee, we will recommend withholding from the chairman of the board on this basis.

(27) In the absence of both a nominating and a governance committee, we will recommend withholding from the chairman of the board for this issue.

(28) We typically apply a three year look back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

     of interest. Accordingly, we recommend shareholders withhold votes from the following types of affiliated or inside directors under nearly all circumstances.

          Conflict of Interest:

          1. CFO who presently sits on the board. In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to and not sit on the board. During 2005, Glass Lewis voted to withhold on 204 CFOs who sat on their company's boards.

          2. Director who presently sits on an excessive number of boards. A board member who serves as an executive officer of any public company while serving on more than a total of four public company boards and any other director who serves on more than a total of six public company boards typically receives a withhold recommendation from Glass Lewis. The academic literature on this subject suggests that board members spend approximately 200 hours per year per board on which they serve. We believe this limits the number of boards directors can serve on effectively, especially those who are running another company.(29)

          3. Director, or a director who has an immediate family member, who is currently providing consulting or other material professional services to the company. These services may include legal, consulting or financial services to the company. We question the need for the Company to engage in consulting relationships with its directors including legal advisors. We view such relationships as creating conflicts for directors, as they may be forced to weigh their own interests in relation to shareholder interests when making board decisions. In addition, a company's decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company's directors.

          4. Director, or a director who has an immediate family member, who engages in airplane, real estate or other similar deals, including perquisite type grants from the company that amount to over $25,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against those of the shareholders they serve. Given the pool of director talent and the limited number of directors on any board, we think shareholders are best served by finding individuals who are unconflicted to represent their interests on the board.

          5. Current interlocking directorships. CEOs or other top executives who serve on each other's boards create an interlock that poses conflicts that should be avoided to ensure promotion of shareholder interests above all else.(30)

          6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

----------
(29) We note that our guidelines here are well within the standards set forth by the NACD in its Report of the NACD Blue Ribbon Commission on Director Professionalism, 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in it's Corporate Governance Best Practices: A Blueprint for the Post-Enron Era, 2002, p. 17) which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards and others should not serve on more than six boards.

(30) There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.

          While we do not believe that there is a universally applicable optimum board size, we do believe that boards should have a minimum of five directors in order to ensure that there is a sufficient diversity of views and breadth of experience in every decision the board makes and to enable the formation of key board committees with independent directors. At the other end of the spectrum, we believe that boards with more than 20 members will typically suffer under the weight of "too many cooks in the kitchen" and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

          To that end, we typically recommend withholding for the chairman of the nominating committee at a board with fewer than 5 directors. With boards consisting of more than 20 directors, we typically recommend withholding for all members of the nominating committee (or the governance committee in the absence of a nominating committee).(31)

     CONTROLLED COMPANIES

     Controlled companies present an exception to our independence recommendations. The board of directors' function is to protect the interests of shareholders; however, when a single individual or entity owns more than 50% of the voting shares, then the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not recommend withholding votes from boards whose composition reflects the makeup of the shareholder population. In other words, affiliates and insiders who are associated with the controlling entity are not subject to the two-thirds independence rule.

          The independence exceptions that we make for controlled companies are as follows:

          1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

          2. The compensation committee and nominating and governance committee(s) do not need to consist of independent directors.

               a. We believe controlled companies do not need to have standing nominating and corporate governance committees. Although a committee charged with the duties of searching for, selecting and nominating independent directors can be of benefit to all companies, the unique composition of controlled companies' shareholder base makes such a committee both less powerful and less relevant.

               b. We do not require compensation committees at controlled companies to be independent. Although we believe the duties of a committee charged with approving and monitoring the compensation awarded to a company's senior executives would best be executed by independent directors, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

----------
(31) The Conference Board, in its report, Corporate Governance Best Practices, Id. at p. 23, quotes one of its roundtable participants as stating, "[w]hen you've got a 20 or 30 person corporate board, it's one way of assuring that nothing is ever going to happen that the CEO doesn't want to happen."

               c. In a similar fashion, controlled companies do not need to have an independent chairman or a lead or presiding director. Although, in our opinion, an independent director in a position of authority on the board - such as the chairman or presiding director - is best able to ensure the proper discharge of the board's duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

          3.   We have no board size requirements for controlled companies.

          We do not make independence exceptions for controlled companies in the case of audit committee membership. Audit committees need to consist solely of independent directors. Regardless of the company's controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company's financial statements. Allowing affiliated directors to discharge the duties of audit oversight could present an insurmountable conflict of interest.

          In the case where an individual or entity owns more than 50% of the company's voting power but the company is not deemed a "controlled" company, we lower our independence requirement from 2/3rds to a majority of the board and keep all other standards in place.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's advisor are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, we focus primarily on a short list of requirements.

Similar to other public companies, we apply the following policies at mutual funds we are reviewing:

     1. We believe 3/4ths of the boards of investment companies should be made up of independent directors. This approach is consistent with the proposed SEC rule that would require that 3/4ths of a mutual fund's board be independent. The Investment Company Act currently requires forty percent of the board to be independent but in 2001 the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. We agree that since mutual fund boards play a vital role in overseeing the relationship between the fund and the investment manager hired by the fund, there is need for additional independent oversight than for an operating company board.

     2.   The board should be made up of between five and 20 directors.

     3. The CFO should not serve on the board (this includes the CFO of the fund's advisor).

     4.   The audit committee should consist solely of independent directors.

     5. At least one member of the audit committee should be designated as the audit committee financial expert.

     6.   We do not withhold if the auditor is not up for ratification.

     The following differences from other public companies apply at mutual funds:

     1. We do not recommend withholding votes from any director for the lack of an independent lead or presiding director.

     2. The SEC has proposed that the chairman of the fund board be an independent director. We agree that the roles of chairman and CEO should be separated for a mutual fund's board. Although we believe this would be best at all companies, we recommend withholding votes from the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. We note that seven former SEC commissioners support the appointment of an independent chairman and we agree with them that "an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser." (See comment letter sent SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

SEPARATION OF THE ROLES OF CHAIRMAN AND CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is typically a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by the board. This becomes much more complicated when management actually sits on, or chairs, the board.

Presumably the influence of any CEO with his or her board will be supreme. A CEO should be able to set the strategic course for the company, with the blessing of the board, and the board should enable the CEO to carry out his or her vision for accomplishing the board's objectives. Failure to achieve this objective should lead the board to replace that CEO with someone in whom the board has confidence.

It can become difficult for the board to fulfill its role of overseer and policy setter when the CEO/Chairman controls the agenda and the discussion in the boardroom. This can engender CEOs with leverage to entrench their position leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the operation of the business and limitations on independent, shareholder focused goal-setting by the board.

We view an independent chairman as better able to oversee the executives of the Company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not recommend shareholders withhold votes from CEOs who serve on or chair the board. However, we do typically encourage our clients to support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that in the long-term it is in the best interests of the company and its shareholders.

In the case of a less than 2/3rds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on the interests of shareholders.

Empirical studies have shown: (i) companies with staggered boards reduce a firm's value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that in a takeover context staggered boards operate to improve shareholder returns. When a staggered board blocks a transaction, research shows shareholders are worse off. For example, one study performed by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover "reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced."(32)

When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.(33)

During a March 2004 Glass Lewis Proxy Talk regarding staggered boards, the proponents of staggered boards could not identify research that demonstrated that staggered boards increase shareholder value. On the contrary, the opponents of such a structure marshaled significant support for the proposition that classified boards reduce shareholder value, holding everything else constant. Lucian Bebchuk, a Harvard Law professor who studies corporate governance issues, concluded that charter-based staggered boards "reduce the market value of a firm by 4% to 6% of its market capitalization" and that "staggered boards bring about and not merely reflect this reduction in market value."(34)

We also note that shareholders have increasingly come to agree with this view. In fact, 2005 saw the tide turn in corporate America as now more than 50% of US companies do not have a classified board structure, down from approximately 60% of companies in 2004. Clearly, an increasing number of shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average 61% support among shareholders in 2002, whereas in 1987, only 16.4% of votes cast favored board declassification.

Given the empirical evidence suggesting staggered boards reduce a company's value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

----------
(32) Lucian Bebchuk, John Coates, Guhan Subramanian, "The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants," December 2002, page 1.

(33) Id. at 2 ("Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].").

(34) Lucian Bebchuk, Alma Cohen, "The Costs of Entrenched Board" (2004).

MANDATORY DIRECTOR RETIREMENT PROVISIONS

DIRECTOR TERM LIMITS

Glass Lewis believes that term limits are typically not in the best interests of shareholders. The academic literature available on this subject suggests there is no evidence of a correlation between tenure on the board and a director's performance. Although, on occasion, term limits serve as a crutch for boards that are unwilling to take the steps necessary to police their membership and make the difficult decisions pertaining to when turnover is appropriate. Some shareholders also support term limits as a way to force change where boards lack the fortitude to make changes on their own.

In our view, the experience of directors through their service over time can be a valuable asset to shareholders as directors navigate complex and critical issues faced by the board. However, we understand and support the need for periodic director rotation to ensure a fresh perspective in the board room and the generation of new ideas and business strategies. We believe this should be accomplished by the board and not through arbitrary limits. It is our opinion that shareholders can address this issue through the election of directors when necessary.

DIRECTOR AGE LIMITS

Glass Lewis believes that age limits are not in the best interests of shareholders. The academic literature available on this subject suggests there is no evidence of a correlation between age and a director's performance. Age limits serve as a crutch for boards that are unwilling to take the steps necessary to police their membership and make the difficult decisions pertaining to when turnover is appropriate. While we understand the support for age limits by some institutions as a way to force change where boards lack the fortitude to make changes on their own, the long term impact of these limits is to restrict experienced and potentially valuable board members from service at an arbitrary cut-off date. The experience of directors through their service over time can be a valuable asset to shareholders as directors navigate complex and critical issues faced by the board. While we understand and support the need for periodic director rotation to ensure a fresh outlook and perspective in the board room and the generation of new ideas and business strategies, we do not believe age limits are the best mechanism to accomplish this goal.

Further, age limits unfairly imply that older directors (or in rare cases, younger) cannot contribute to the oversight of a company. We believe shareholders would be better off focusing their efforts on monitoring the board's approach to corporate governance and their stewardship of the company's performance than imposing "one size fits all" limits that don't necessarily correlate with returns or benefits for shareholders.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

Shareholders have attempted to address lack of access to the ballot by proposing that the board give shareholders a choice of directors for every seat in every election. However, policies that would require the nomination of multiple nominees for each board seat we feel would discourage prospective directors from accepting nominations if they were not confident that they were clearly the board's choice or that they would be elected. Therefore, generally Glass Lewis will vote against such proposals.

II. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

We believe the role of the auditor as a gatekeeper is crucial in ensuring the integrity and transparency of financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do thorough analysis of the company's books to ensure that the information ultimately provided to shareholders is complete, accurate, fair and a reasonable representation of the company's financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about the fiscal health of the company.

In our view, shareholders should demand the services of an objective and well-qualified auditor at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the public they serve. Almost without exception, shareholders should be given the opportunity to review the performance of the auditor annually and ratify the board's selection of an auditor for the coming year.

     Voting Recommendations regarding Ratification of the Auditor: We generally support management's recommendation regarding the selection of an auditor except in cases where we believe the independence of a returning auditor or the integrity of the audit has been compromised. Where the board has not allowed shareholders to exercise their right and responsibility to review and ratify the auditor, we typically recommend withholding votes from the chairman of the audit committee of the board and when there have been material restatements of annual financial statements or material weakness in internal controls reported, from the entire audit committee in exceptional situations.

     Reasons why we may not recommend ratification of the auditor include:

          - When audit fees added to audit-related fees total less than the tax fees and/or less than other non-audit fees.

          - If there have been any recent material restatements of annual financial statements, including those resulting in material weaknesses in internal controls being reporting or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).(35)

          - When the auditor performs prohibited services such as tax shelter work, tax services for the CEO or CFO, or work for a contingent type fee including a fee based on a percentage of economic benefit to the company.

          - When audit fees are excessively low, especially when compared with other companies in the same industry.

          -    When the company has aggressive accounting policies.

          - When the company has poor disclosure or lack of transparency in its financial statements.

----------
(35) An auditor does not perform an audit of interim financial statements and accordingly, in general, we do not believe should be opposed due to a restatement of interim financial statements, unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

          - Where the auditor had specifically limited its liability through its contract with the company.

          - We also look for other relationships or issues of concern with the auditor that might suggest a conflict between the interests of the auditor and the interests of shareholders.

     We typically support audit related proposals regarding:

          - Mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

PENSION ACCOUNTING ISSUES

The question often raised in proxy proposals related to pension accounting is what effect, if any, projected returns on employee pension assets should have on the Company's net income. This issue often comes up in the context of executive compensation and the extent to which pension accounting should be reflected in the performance of the business for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company's performance.

REPORTING CONTRIBUTIONS AND POLITICAL SPENDING

Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. However, the area of campaign contributions is heavily regulated by federal, state and local laws. Most jurisdictions around the country have detailed disclosure laws and information on contributions is readily available to the public. Other than in exceptional circumstances (e.g. where the Company does not adequately disclose information about its contributions to shareholders or where the Company has a history of abuse in the donation process) we believe that the mechanism for disclosure and the standards for giving are best left to the board. However, Glass Lewis will consider supporting such proposals on a case by case basis if the company has substantially and consistently underperformed its peers and has been subject to regulatory action resulting from its political donations.

III. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

EQUITY BASED COMPENSATION PLANS

Glass Lewis evaluates option and other equity-based compensation plans with a detailed model and analyst review. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the Company.

We recognize that equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, we take factors such as the administration of the plan, the method and terms of exercise, repricing history and express or implied rights to reprice, the presence of evergreen provisions and other factors into account in our model and analysis.

Our analysis is decidedly quantitative and focused on the cost of the plan as compared to the operating metrics of the business. We run twenty different analyses, comparing the program with both absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Importantly, our analysis differs from that of other advisors who have developed models for determining whether an option plan is excessive. The principal differences between our approaches (as we understand the various approaches of others) are: (i) we use a measure of expected annual expense of the program and compare that expense against operating metrics of the business to assist in determining whether the plan is excessive in light of the Company's performance;
(ii) we compare overall expected annual cost to the enterprise value of the firm, rather than to market capitalization because the employees, managers and directors of the firm are engaged in creating enterprise value not necessarily market capitalization (the biggest difference can be seen for a company where cash represents the vast majority of market capitalization); and (iii) our approach does not rely exclusively on relative comparisons with averages because we believe that academic literature proves that there are some absolute limits.

We evaluate option plans based on ten overarching principles:

     -    Companies should seek more shares only when they need them.

     - Plans should be small enough that companies need approval every three to four years (or less) from shareholders.

     - If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

     -    Annual net share count and voting power dilution should be limited.

     - Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

     - The expected annual cost of the plan should be proportional to the value of the business.

     - The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

     - Plans should deliver value on a per-employee basis when compared with programs at peer companies.

     -    Plans should not permit re-pricing of stock options.

     - Plans should not contain excessively liberal administrative or payment terms.

          OPTION EXCHANGES

          Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial, real downside risk in owning stock and we believe that the employees, officers and directors that receive stock options should be similarly situated to align interests optimally. We are concerned that option grantees who believe they will be "rescued" from underwater options will be more inclined ab initio to take on unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters the value of the stock option in the first instance; options that will practically never expire deeply out of the money are worth far more than options that have such a risk. In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to a re-trade.

          There is one circumstance in which a repricing or option exchange program is acceptable, namely, if the value of a stock has declined dramatically because of macroeconomic or industry trends (rather than specific company issues) and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original equity-based compensation "bargain" was struck. In such a circumstance, we will support a repricing only if the following conditions are true:

               (i) officers and board members do not participate in the program;

               (ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

               (iii) the exchange is value neutral or value creative to
                     shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs; and

               (iv) management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

          PERFORMANCE BASED OPTIONS

          We regularly encounter shareholder requests that the board adopt a policy basing a significant portion of future stock option grants to senior executives on performance. Typically, performance-based options are defined as those whose exercise price is linked to an industry peer group stock performance index.

          Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their


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

          performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

          Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. If the board believes in performance-based compensation for executives, then these proposals typically will not hamper the board's ability to create such compensation plans.

          We generally recommend that shareholders vote in favor of performance based option requirements.

LINKING PAY WITH PERFORMANCE

Glass Lewis strongly believes that executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. Our model benchmarks the compensation of these executives compared with their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance.

We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee's performance.

162(M) PLANS

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. We also believe that this provision allows shareholders to provide important review and consent of executive compensation, a subject that has raised some troubling concerns at several companies over the past few years.

We believe it is best practice for companies to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed plan. In order to allow for meaningful shareholder review, we prefer that these proposals generally include: specific performance goals; a maximum award pool; and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the Company's peers.

Where companies fail to provide at least a list of performance targets or one of either a total pool or individual maximum or where the proposed plan is excessive when compared with those of the companies' peers and there are other extenuating circumstances, we typically recommend against the plan. The company's track record of aligning pay with performance (as evaluated using our proprietary Pay-for-Performance model) also plays a role in our recommendation on this issue. Where a company has a track record of reasonable pay relative to the performance of the business, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value of having the option of special compensation arrangements for continued exceptional performance. Like all other issues we review, our analysis of these situations attempts to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders' best interests to vote against such a plan and forgo the potential tax benefit given the fact that shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

OPTIONS EXPENSING

Glass Lewis strongly supports the expensing of stock options. We believe that stock options are an important component of executive compensation and that the expense of that compensation should be reflected in a company's operational earnings. When companies refuse to expense options, the effect of options on the company's finances is obscured and accountability for their use as a means of compensation is greatly diminished.(36)

We will always recommend a vote in favor of a proposal to expense stock options.

LIMITS ON EXECUTIVE COMPENSATION

----------
(36) The Conference Board's Commission on Public Trust, in its report, Corporate Governance Best Practices at p. 28, notes in its "Key Recommendations on Executive Compensation" that "Fixed-price stock options should be expensed on financial statements of public companies. The costs associated with equity-based compensation should be reported on a uniform and consistent basis by all public companies in order to provide clear and understandable comparability."

As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with its peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a CEO's pay is capped at a low level rather than flexibly tied to the performance of the Company.

     LIMITS ON EXECUTIVE STOCK OPTIONS

     Stock options are a common form of compensation for senior executives. Options are a very important component of compensation packages to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically recommend that our clients oppose caps on executive stock options.

LINKING PAY TO SOCIAL CRITERIA

Glass Lewis believes that ethical behavior is an important component of executive performance and should be taken into account when evaluating performance and determining compensation. Glass Lewis also believes, however, that the board and specifically its compensation committee are in the best position to set policy on management compensation. Shareholders can hold the board's compensation committee accountable for the compensation awarded through the election of directors.

FULL DISCLOSURE OF EXECUTIVE COMPENSATION

Glass Lewis believes that disclosure of information regarding compensation is critical to allowing shareholders to evaluate the extent to which a company's pay is keeping pace with its performance. However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use information based on the individual level except in the case of senior corporate officers. Moreover, it will rarely be in the interests of shareholders to give away competitive data about salaries at the individual level, which information is not otherwise available. This sort of disclosure requirement could also create internal personnel issues that would be counterproductive for the company and its shareholders.

While we are in favor of full disclosure for senior executives and we view information about compensation at the aggregate level (e.g. number of employees being paid over a certain amount or in certain categories) potentially very useful, we do not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE


ANTI-TAKEOVER MEASURES

     POISON PILLS (SHAREHOLDER RIGHTS PLANS)

     Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have the opportunity to consider any offer for their shares, especially those at a premium.

     We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this, where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation. This issue is different from other matters that are typically left to the board's discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which the interests of management may be very different from those of shareholders and therefore ensuring shareholders have a voice is the only way to safeguard their interests.

     In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable 'qualifying offer' clause. We will consider supporting a poison pill plan if the provisions of the qualifying offer clause include the following attributes: (i) the form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to make amendments to the offer, to reduce the offer or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

     RIGHT OF SHAREHOLDERS TO CALL A SPECIAL MEETING

     Glass Lewis strongly supports the right of shareholders to call special meetings. However, in order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting. In general, we believe a lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. However, when proposals are presented to allow shareholders the opportunity to call special meetings that do not specify a minimum threshold, we will support them because the possible abuse of the right to call shareholder meetings is outweighed by the benefit to shareholders of having that right.

     SHAREHOLDER ACTION BY WRITTEN CONSENT

     Glass Lewis strongly supports the right of shareholders to act by written consent. However, in order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent. In general, we believe a lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. However, when proposals are presented to allow shareholders the opportunity to act by without specifying a minimum threshold, we will support them based on the belief that shareholders are better off with this right than without it. However, when proposals are presented to allow shareholders the opportunity to act by written consent even without a specified minimum threshold, we will support them because the possible abuse of the right to act by written consent is outweighed by the benefit to shareholders of having that right.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

     (i) Stock Split - We typically consider three metrics when evaluating whether we think a stock split is likely or necessary. First, we look at the historical stock pre-split price, if any. Second, we consider the current share price relative to the price in the prior 52 weeks to assess the current price relative to the Company's most common trading price over that period. Finally, we consider some absolute limits on stock price that in our view either always make a stock split appropriate if desired by management or conversely would almost never be a reasonable price at which to split a stock.

     (ii) Shareholder Defenses - Additional authorized shares could be used to bolster the efficacy of takeover defenses such as a "poison pill." The fact that the additional shares could be used to defend or discourage a hostile takeover is often discussed as a reason for a requested increase in the proxy. Glass Lewis is typically against such defenses and, therefore, will oppose actions intended to increase the efficacy of such defenses.

     (iii) Financing for Acquisitions - We look to see whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

     (iv) Financing for Operations - We review the company's cash position and its ability to secure financing through borrowing or other means. We look at the company's recent history of capitalization and whether or not the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER BALLOT PROPOSALS

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. These proposals typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe it is best for shareholders to have the opportunity to review and vote on all proposals and director nominees that arise. Shareholders can always vote against those proposals that appear with little prior notice. However, shareholders, as owners of the business, are capable of identifying those issues where they have sufficient information and ignoring those where they do not. Setting arbitrary notice restrictions simply limits the opportunity for shareholders to raise issues that may come up after the arbitrary window closes until the following year's annual meeting.

Accordingly, we typically recommend that shareholders vote against these proposals.

VOTING STRUCTURE

     CUMULATIVE VOTING

     Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting can play an especially important role where a board is controlled mainly by insiders or affiliates and where the company's ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company's stock. In those situations, shareholders need the protections of cumulative voting to ensure their voices are heard. Glass Lewis believes that cumulative voting generally operates as a safeguard for shareholders by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board. This allows the creation of boards that are broadly responsive to the interests of all shareholders rather than simply to a small group of large holders.


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

     The recent academic literature on this subject indicates that where a highly independent board is in place and the company has a shareholder friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

     Accordingly, we review these proposals on a case-by-case basis factoring in the independence of the board and the status of the company's governance structure. However, we typically find that these proposals are on ballots where independence is lacking and appropriate checks and balances that favor shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

     SUPERMAJORITY VOTE REQUIREMENTS

     Glass Lewis believes that supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to shareholder interests. One key example is in the takeover context where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business.

TRANSACTION OF OTHER BUSINESS AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

V. SHAREHOLDER INITIATIVES AND MANAGEMENT OF THE FIRM

Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company. We feel strongly that shareholders should not attempt to micromanage the business or its executives through the initiative process. Rather, shareholders should use their influence to push for governance structures that protect shareholders, including actual director elections and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe that shareholders should hold directors accountable for management and policy decisions through the election of directors.

LABOR PRACTICES

Glass Lewis believes that labor policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. It is our opinion that management is in the best position to determine appropriate practices in the context of its business. Shareholders can hold directors accountable for company decisions related to labor issues through the election of directors. However, in situations where a company's labor practices and its ramifications (through legal or market action) threatens to affect the performance of the company, Glass Lewis will consider supporting proposals regarding labor practices on a case by case basis.

     For example, at Wal-Mart's annual meeting in 2005 we recommend a vote in favor of a shareholder proposal to have the company prepare an equal employment opportunity report. We felt that there was significant potential economic exposure stemming from lawsuits and a federal investigation, both regarding the company's labor practices.

     In our view, Wal-Mart's shareholders deserved to know if their company had engaged in discriminatory employment practices that made it vulnerable to lawsuits and a variety of potential economic losses stemming from the suits and potential negative market reaction. In addition, we felt the shareholders should be informed about the specific steps that Wal-Mart is taking to address these issues that could have a negative impact on the stock price.

NON-DISCRIMINATION POLICIES

Glass Lewis believes that human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses. Board members are accountable to shareholders for the decisions they make about these issues when they face re-election.

REIMBURSEMENT OF SOLICITATION EXPENSES

Glass Lewis feels that in some circumstances, replacing some or all directors on a company's board is warranted where the incumbent director or directors have failed in their oversight of management in failing to take action to address continuous poor performance. In those cases where a dissident shareholder is seeking reimbursement for their expenses and has received the support of a majority of shareholders, Glass Lewis will generally recommend in favor of reimbursing the dissident for expenses incurred in waging the contest. In those rare cases where a shareholder has put their own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of their expenses by the company and other shareholders who, by virtue of their majority vote for the dissident, have expressed their concurrence with the dissident and who will share in the improved company performance. However, contests are expensive and distracting to the management and the board. Therefore, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support their candidate or candidates.

MILITARY AND US GOVERNMENT BUSINESS POLICIES

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.


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

FOREIGN GOVERNMENT BUSINESS POLICIES

Glass Lewis believes that worldwide business policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable for these issues when they face re-election.

ENVIRONMENTAL POLICIES

Glass Lewis believes that management of the environmental risks associated with business operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable on these issues when they face re-election. It is our opinion that management is in the best position to determine what policies are best in the context of its business, particularly given the significant amount of regulation and reporting already required by various government agencies on these topics. However, Glass Lewis would consider supporting such proposals if they address specific issues that pose a substantial long-term risk to the company.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

Repeatedly over the past several decades, shareholders have sought a mechanism by which they might have a genuine voice in the election of directors at companies where they hold an interest. Most of these efforts have centered on regulatory change, the latest iteration of which is the proxy access debate that has taken place at the SEC over the past three years, which appears to have stalled. The proposal here is, in our view, an effort to make the case for shareholder impact on director elections on a company specific basis. While this proposal would not give shareholders the opportunity to nominate directors or lead to elections in which shareholders have a choice among candidates for the board, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a very favorable outcome for shareholders.

During 2005, Glass Lewis tracked 56 precatory proposals to require a majority vote to elect directors. The average vote in favor was 38% and only 7 proposals received a majority of votes cast. The vote in favor ranged from 68% at Northrop Grumman to 16% at Amazon. The one binding proposal, at Paychex received only 20% of votes cast in favor, substantially below the average.

Today, most companies elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of any nominee (including himself, if the director is a shareholder) that nominee "wins" the election and assumes a seat on the board of directors. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in "failed elections." This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

If a majority vote standard were implemented, a director would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe is not or will not pursue their best interests. We


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

think this very minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future. We believe a majority vote standard is overwhelmingly likely to lead to more attentive directors and very occasional use of this power to keep from obtaining a seat on the board a nominee who has a clear track record of ignoring shareholder interests in favor of personal or other interests that conflict with those of investors.

There are various initiatives begun to study the issue of majority versus plurality voting. The ABA Committee on Corporate Laws of the Section of Business Law is studying the issue in anticipation of recommending changes to the Model Business Corporation Act (the "Model Act") relating to voting by shareholders for the election of directors. In June it issued for comment a Discussion Paper in which it analyzed the issue in detail and identified certain alternatives to plurality voting. According to the Discussion Paper, plurality was adopted as a standard to address the concern over "failed elections" where a nominee did not receive a majority vote. However, it was not until 1987 that, due to the increasing number of corporate takeovers, Delaware corporate law was changed to make plurality the default standard to address the potential for failed elections resulting from contests.

Comments on the Discussion Paper were received from investors, companies and other groups, including the Task Force on Shareholder Proposals of the ABA Committee on Federal Regulation of Securities, which discussed proxy solicitation and disclosure considerations under the federal securities laws that would be implicated by a change from the traditional plurality vote requirement. A committee of the Delaware Bar Association also has undertaken a review of the pertinent provisions of Delaware corporate law. A working group consisting of representatives of various union retirement funds and companies is also studying the issue. While none of the groups has yet made a final determination, the ABA committee published its preliminary report on January 17, 2006 with a recommendation that stops short of changing the near universal plurality standard to a majority standard in the Model Act. However, the committee does recommend allowing shareholders at companies to implement a form of majority voting by amending the company's bylaws. Further, the committee has proposed a statutory method to require resignations of directors who fail to receive a majority vote.

In response to the high level of support shareholder votes on majority voting are garnering, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. Theses steps range from requiring directors that receive a majority of withhold votes to submit a letter of resignation (Pfizer) to actually requiring a majority vote of outstanding shares to elect directors (ADP). However, a small number of companies like Lockheed Martin have had a longstanding requirement of a majority of outstanding shares, a higher standard than votes cast, to elect a director.

However, we feel the Pfizer (or modified) approach does not go far enough because simply requiring a director to submit a resignation would still not require a majority vote to elect a director and would still not allow shareholders' input into the nomination process. Further, under the modified approach the Corporate Governance Committee could reject resignation and, even if it accepts it, the Corporate Governance Committee decides on the director's replacement. Finally, since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

Therefore, Glass Lewis will generally support proposals calling for the election of directors by a majority vote unless it would clearly disadvantage the company or put shareholders at risk.


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

        Proxy Policy and Guidelines - Wellington Management Company LLP

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

INTRODUCTION                Wellington Management Company, LLP ("Wellington
                            Management") has adopted and implemented policies
                            and procedures that it believes are reasonably
                            designed to ensure that proxies are voted in the
                            best economic interests of its clients around the
                            world.

                            Wellington Management's Global Proxy Voting
                            Guidelines, included as pages 6-12 of these Global
                            Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Global Proxy Voting Guidelines set forth general guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Global Proxy Voting
                            Guidelines.

STATEMENT OF POLICIES       As a matter of policy, Wellington Management:

                            1
                            Takes responsibility for voting client proxies only
                            upon a client's written request.

                            2
                            Votes all proxies in the best interests of its
                            clients as shareholders, i.e., to maximize economic
                            value.

                            3
                            Develops and maintains broad guidelines setting out
                            positions on common proxy issues, but also considers
                            each proposal in the context of the issuer,
                            industry, and country or countries in which its
                            business is conducted.

                            4
                            Evaluates all factors it deems relevant when
                            considering a vote, and may determine in certain
                            instances that it is in the best interest of one or
                            more clients to refrain from voting a given proxy
                            ballot.
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                            5
                            Identifies and resolves all material proxy-related
                            conflicts of interest between the firm and its
                            clients in the best interests of the client.

                            6
                            Believes that sound corporate governance practices
                            can enhance shareholder value and therefore
                            encourages consideration of an issuer's corporate
                            governance as part of the investment process.

                            7
                            Believes that proxy voting is a valuable tool that
                            can be used to promote sound corporate governance to
                            the ultimate benefit of the client as shareholder.

                            8
                            Provides all clients, upon request, with copies of
                            these Global Proxy Policies and Procedures, the
                            Global Proxy Voting Guidelines, and related reports,
                            with such frequency as required to fulfill
                            obligations under applicable law or as reasonably
                            requested by clients.

                            9
                            Reviews regularly the voting record to ensure that
                            proxies are voted in accordance with these Global
                            Proxy Policies and Procedures and the Global Proxy
                            Voting Guidelines; and ensures that procedures,
                            documentation, and reports relating to the voting of
                            proxies are promptly and properly prepared and
                            disseminated.

RESPONSIBILITY AND          Wellington Management has a Corporate Governance
OVERSIGHT                   Committee, established by action of the firm's
                            Executive Committee, that is responsible for the
                            review and approval of the firm's written Global
                            Proxy Policies and Procedures and its Global Proxy
                            Voting Guidelines, and for providing advice and
                            guidance on specific proxy votes for individual
                            issuers. The firm's Legal Services Department
                            monitors regulatory requirements with respect to
                            proxy voting on a global basis and works with the
                            Corporate Governance Committee to develop policies
                            that implement those requirements. Day-to-day
                            administration of the proxy voting process at
                            Wellington Management is the responsibility of the
                            Corporate Governance Group within the Corporate
                            Operations Department. In addition, the Corporate
                            Governance Group acts as a resource for portfolio
                            managers and research analysts on proxy matters, as
                            needed.
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STATEMENT OF PROCEDURES     Wellington Management has in place certain
                            procedures for implementing its proxy voting
                            policies.

General Proxy Voting        AUTHORIZATION TO VOTE. Wellington Management will
                            vote only those proxies for which its clients have
                            affirmatively delegated proxy-voting authority.

                            RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington
                            Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

                            RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                            RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                            PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington
                            Management's Global Proxy Voting Guidelines, and handled as follows:

                            - Generally, issues for which explicit proxy voting guidance is provided in the Global Proxy
                                 Voting Guidelines (i.e., "For", "Against",
                                 "Abstain") are reviewed by the Corporate
                                 Governance Group and voted in accordance with the Global Proxy Voting Guidelines.

                            -    Issues identified as "case-by-case" in the
                                 Global Proxy Voting Guidelines are further
                                 reviewed by the Corporate Governance Group. In
                                 certain circumstances, further input is needed,
                                 so the issues are forwarded to the relevant
                                 research analyst and/or portfolio manager(s)
                                 for their input.
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                            -    Absent a material conflict of interest, the
                                 portfolio manager has the authority to decide
                                 the final vote. Different portfolio managers
                                 holding the same securities may arrive at
                                 different voting conclusions for their clients'
                                 proxies.

                            MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND
                            RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate
                            Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process.
                            In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate
                            Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

                            If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance
                            Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate
                            Governance Committee should convene. Any Corporate
                            Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations        In certain instances, Wellington Management may be
                            unable to vote or may determine not to vote a proxy
                            on behalf of one or more clients. While not
                            exhaustive, the following list of considerations
                            highlights some potential instances in which a proxy
                            vote might not be entered.

                            SECURITIES LENDING. Wellington Management may be
                            unable to vote proxies when the underlying
                            securities have been lent out pursuant to a client's
                            securities lending program. In general, Wellington
                            Management does not know when securities have been
                            lent out and are therefore unavailable to be voted.
                            Efforts to recall loaned securities are not always
                            effective, but, in rare circumstances, Wellington
                            Management may recommend that a client attempt to
                            have its custodian recall the security to permit
                            voting of related proxies.
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                            SHARE BLOCKING AND RE-REGISTRATION. Certain
                            countries require shareholders to stop trading
                            securities for a period of time prior to and/or
                            after a shareholder meeting in that country (i.e.,
                            share blocking). When reviewing proxies in share
                            blocking countries, Wellington Management evaluates
                            each proposal in light of the trading restrictions
                            imposed and determines whether a proxy issue is
                            sufficiently important that Wellington Management
                            would consider the possibility of blocking shares.
                            The portfolio manager retains the final authority to
                            determine whether to block the shares in the
                            client's portfolio or to pass on voting the meeting.

                            In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington
                            Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                            LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF
                            PROXY MATERIALS, OR EXCESSIVE COSTS. Wellington
                            Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION      Wellington Management maintains records of proxies
                            voted pursuant to Section 204-2 of the Investment
                            Advisers Act of 1940 (the "Advisers Act"), the
                            Employee Retirement Income Security Act of 1974, as
                            amended ("ERISA"), and other applicable laws.

                            Wellington Management's Global Proxy Policies and
                            Procedures may be amended from time to time by
                            Wellington Management. Wellington Management
                            provides clients with a copy of its Global Proxy
                            Policies and Procedures, including the Global Proxy
                            Voting Guidelines, upon written request. In
                            addition, Wellington Management will make specific
                            client information relating to proxy voting
                            available to a client upon reasonable written
                            request.
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                            Global Proxy Voting Guidelines

INTRODUCTION                Upon a client's written request, Wellington
                            Management Company, LLP ("Wellington Management")
                            votes securities that are held in the client's
                            account in response to proxies solicited by the
                            issuers of such securities. Wellington Management
                            established these Global Proxy Voting Guidelines to
                            document positions generally taken on common proxy
                            issues voted on behalf of clients.

                            These Guidelines are based on Wellington
                            Management's fiduciary obligation to act in the best economic interest of its clients as shareholders.
                            Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting
                            Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

                            Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES           COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                            -    Election of Directors:             Case-by-Case

                                 Wellington Management believes
                                 that shareholders' ability to
                                 elect directors annually is the
                                 most important right
                                 shareholders have. We generally
                                 support management nominees, but
                                 will withhold votes from any
                                 director who is demonstrated to
                                 have acted contrary to the best
                                 economic interest of
                                 shareholders. We may withhold
                                 votes from directors who failed
                                 to implement shareholder
                                 proposals that received majority
                                 support, implemented dead-hand
                                 or no-hand poison pills, or
                                 failed to attend at least 75% of
                                 scheduled board meetings.
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                            Global Proxy Voting Guidelines

                            -    Classify Board of Directors:       Against

                                 We will also vote in favor of
                                 shareholder proposals seeking to
                                 declassify boards.

                            -    Adopt Director Tenure/Retirement   Against
                                 Age (SP):

                            -    Adopt Director & Officer           For
                                 Indemnification: We generally
                                 support director and officer
                                 indemnification as critical to
                                 the attraction and retention of
                                 qualified candidates to the
                                 board. Such proposals must
                                 incorporate the duty of care.

                            -    Allow Special Interest             Against
                                 Representation to Board (SP):

                            -    Require Board Independence:        For
                                 Wellington Management believes
                                 that, in the absence of a
                                 compelling counter-argument or
                                 prevailing market norms, at
                                 least 65% of a board should be
                                 comprised of independent
                                 directors, with independence
                                 defined by the local market
                                 regulatory authority. Our
                                 support for this level of
                                 independence may include
                                 withholding approval for non-
                                 independent directors, as well
                                 as votes in support of
                                 shareholder proposals calling
                                 for independence.

                            -    Require Key Board Committees to    For
                                 be Independent. Key board
                                 committees are the Nominating,
                                 Audit, and Compensation
                                 Committees. Exceptions will be
                                 made, as above, in respect of
                                 local market conventions.

                            -    Require a Separation of Chair      For
                                 and CEO or Require a Lead
                                 Director:

                            -    Approve Directors' Fees:           For

                            -    Approve Bonuses for Retiring       Case-by-Case
                                 Directors:

                            -    Elect Supervisory                  For
                                 Board/Corporate Assembly:

                            -    Elect/Establish Board Committee:   For
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                            Global Proxy Voting Guidelines

                            -    Adopt Shareholder                  Case-by-Case
                                 Access/Majority Vote on Election
                                 of Directors (SP):

                                 Wellington Management believes
                                 that the election of directors
                                 by a majority of votes cast is
                                 the appropriate standard for
                                 companies to adopt and therefore
                                 generally will support those
                                 proposals that seek to adopt
                                 such a standard. Our support for
                                 such proposals will extend
                                 typically to situations where
                                 the relevant company has an
                                 existing resignation policy in
                                 place for directors that receive
                                 a majority of "withhold" votes.
                                 We believe that it is important
                                 for majority voting to be
                                 defined within the company's
                                 charter and not simply within
                                 the company's corporate
                                 governance policy.

                                 Generally we will not support
                                 proposals that fail to provide
                                 for the exceptional use of a
                                 plurality standard in the case
                                 of contested elections. Further,
                                 we will not support proposals
                                 that seek to adopt a majority of
                                 votes outstanding (i.e., total
                                 votes eligible to be cast as
                                 opposed to actually cast)
                                 standard.

                            MANAGEMENT COMPENSATION

                            -    Adopt/Amend Stock Option Plans:    Case-by-Case

                            -    Adopt/Amend Employee Stock         For
                                 Purchase Plans:

                            -    Approve/Amend Bonus Plans:         Case-by-Case

                                 In the US, Bonus Plans are
                                 customarily presented for
                                 shareholder approval pursuant to
                                 Section 162(m) of the Omnibus
                                 Budget Reconciliation Act of
                                 1992 ("OBRA"). OBRA stipulates
                                 that certain forms of
                                 compensation are not tax-
                                 deductible unless approved by
                                 shareholders and subject to
                                 performance criteria. Because
                                 OBRA does not prevent the
                                 payment of subject compensation,
                                 we generally vote "for" these
                                 proposals. Nevertheless,
                                 occasionally these proposals are
                                 presented in a bundled form
                                 seeking 162 (m) approval and
                                 approval of a stock option plan.
                                 In such cases, failure of the
                                 proposal prevents the awards
                                 from being granted. We will vote
                                 against these proposals where
                                 the grant portion of the
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                            Global Proxy Voting Guidelines

                            proposal fails our guidelines for the
                            evaluation of stock option plans.

                            -    Approve Remuneration Policy:       Case-by-Case

                            -    Exchange Underwater Options:       Case-by-Case

                                 Wellington Management may
                                 support value-neutral exchanges
                                 in which senior management is
                                 ineligible to participate.

                            -    Eliminate or Limit Severance       Case-by-Case
                                 Agreements (Golden Parachutes):

                                 We will oppose excessively
                                 generous arrangements, but may
                                 support agreements structured to
                                 encourage management to
                                 negotiate in shareholders' best
                                 economic interest.

                            -    Shareholder Approval of Future     Case-by-Case
                                 Severance Agreements Covering
                                 Senior Executives (SP):

                                 We believe that severance
                                 arrangements require special
                                 scrutiny, and are generally
                                 supportive of proposals that
                                 call for shareholder
                                 ratification thereof. But, we
                                 are also mindful of the board's
                                 need for flexibility in
                                 recruitment and retention and
                                 will therefore oppose
                                 limitations on board
                                 compensation policy where
                                 respect for industry practice
                                 and reasonable overall levels of
                                 compensation have been
                                 demonstrated.

                            -    Expense Future Stock Options       For
                                 (SP):

                            -    Shareholder Approval of All Stock  For
                                 Option Plans (SP):

                            -    Disclose All Executive             For
                                 Compensation (SP):

                            REPORTING OF RESULTS

                            -    Approve Financial Statements:      For

                            -    Set Dividends and Allocate         For
                                 Profits:
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                            Global Proxy Voting Guidelines

                            -    Limit Non-Audit Services
                                 Provided by Auditors (SP):         Case-by-Case

                                 We follow the guidelines
                                 established by the Public
                                 Company Accounting Oversight
                                 Board regarding permissible
                                 levels of non-audit fees payable
                                 to auditors.

                            -    Ratify Selection of Auditors and
                                 Set Their Fees:                    Case-by-Case

                                 Wellington Management will
                                 generally support management's
                                 choice of auditors, unless the
                                 auditors have demonstrated
                                 failure to act in shareholders'
                                 best economic interest.

                            -    Elect Statutory Auditors:          Case-by-Case

                            -    Shareholder Approval of Auditors
                                 (SP):                              For

                            SHAREHOLDER VOTING RIGHTS

                            -    Adopt Cumulative Voting (SP):      Against

                                 We are likely to support
                                 cumulative voting proposals at
                                 "controlled" companies (i.e.,
                                 companies with a single majority
                                 shareholder), or at companies
                                 with two-tiered voting rights.

                            -    Shareholder Rights Plans           Case-by-Case

                                 Also known as Poison Pills,
                                 these plans can enable boards of
                                 directors to negotiate higher
                                 takeover prices on behalf of
                                 shareholders. However, these
                                 plans also may be misused to
                                 entrench management. The
                                 following criteria are used to
                                 evaluate both management and
                                 shareholder proposals regarding
                                 shareholder rights plans.

                                 -    We generally support plans
                                      that include:

                                      -    Shareholder approval
                                           requirement

                                      -    Sunset provision

                                      -    Permitted bid feature
                                           (i.e., bids that are
                                           made for all shares
                                           and demonstrate
                                           evidence of financing
                                           must be submitted to a
                                           shareholder vote).

                                 Because boards generally have
                                 the authority to adopt
                                 shareholder rights plans without
                                 shareholder approval, we are
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                            Global Proxy Voting Guidelines

                                 equally vigilant in our
                                 assessment of requests for
                                 authorization of blank check
                                 preferred shares (see below).

                            -    Authorize Blank Check Preferred
                                 Stock:                             Case-by-Case

                                 We may support authorization
                                 requests that specifically
                                 proscribe the use of such shares
                                 for anti-takeover purposes.

                            -    Eliminate Right to Call a Special
                                 Meeting:                           Against

                            -    Increase Supermajority Vote
                                 Requirement:                       Against

                                 We likely will support
                                 shareholder and management
                                 proposals to remove existing
                                 supermajority vote requirements.

                            -    Adopt Anti-Greenmail Provision:    For

                            -    Adopt Confidential Voting (SP):    Case-by-Case

                                 We require such proposals to
                                 include a provision to suspend
                                 confidential voting during
                                 contested elections so that
                                 management is not subject to
                                 constraints that do not apply to
                                 dissidents.

                            -    Remove Right to Act by Written
                                 Consent:                           Against

                            CAPITAL STRUCTURE

                            -    Increase Authorized Common
                                 Stock:                             Case-by-Case

                                 We generally support requests
                                 for increases up to 100% of the
                                 shares currently authorized.
                                 Exceptions will be made when the
                                 company has clearly articulated
                                 a reasonable need for a greater
                                 increase.

                            -    Approve Merger or Acquisition:     Case-by-Case

                            -    Approve Technical Amendments to
                                 Charter:                           Case-by-Case

                            -    Opt Out of State Takeover
                                 Statutes:                          For

                            -    Authorize Share Repurchase:        For
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                            Global Proxy Voting Guidelines

                            -    Authorize Trade in Company
                                 Stock:                             For

                            -    Approve Stock Splits: We approve
                                 stock splits and reverse stock
                                 splits that preserve the level
                                 of authorized, but unissued
                                 shares.                            Case-by-Case

                            -    Approve
                                 Recapitalization/Restructuring:    Case-by-Case

                            -    Issue Stock with or without
                                 Preemptive Rights:                 For

                            -    Issue Debt Instruments:            Case-by-Case

                            SOCIAL ISSUES

                            -    Endorse the Ceres Principles
                                 (SP):                              Case-by-Case

                            -    Disclose Political and PAC Gifts
                                 (SP):                              Case-by-Case

                                 Wellington Management generally
                                 does not support imposition of
                                 disclosure requirements on
                                 management of companies in
                                 excess of regulatory
                                 requirements.

                            -    Require Adoption of
                                 International Labor
                                 Organization's Fair Labor
                                 Principles (SP):                   Case-by-Case

                            -    Report on Sustainability (SP):     Case-by-Case

                            MISCELLANEOUS

                            -    Approve Other Business:            Against

                            -    Approve Reincorporation:           Case-by-Case

                            -    Approve Third-Party
                                 Transactions:                      Case-by-Case

                            Dated: August 1, 2006
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              Proxy Policy and Guidelines - Jennison Associates LLC

                              JENNISON ASSOCIATES

                       PROXY VOTING POLICY AND PROCEDURES

I.   INTRODUCTION

     Jennison Associates LLC (the "Adviser") has adopted the following "Proxy Voting Policy and Procedures" ("Policy"), in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and other applicable fiduciary obligations. The Policy is designed to provide guidance to those Jennison employees (portfolio managers and analysts, hereinafter referred to as "Investment Professionals") who are responsible for discharging the Adviser's proxy voting obligation under the Rule, and to ensure that proxies are voted in the best interests of the Adviser's clients(1).

II.  STATEMENT OF POLICY

     It is the policy of the Adviser that where proxy voting authority has been delegated to the Adviser by clients, that all proxies be voted in the best interest of the client without regard to the interests of the Adviser or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of the Policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

     In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional costs. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies as the valuation impact far outweighs the benefit of voting.

III. PROCEDURES

     A. Account Set-up and Review

     Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser. The responsibility to vote proxies will be specified in the client's investment advisory contract with the Adviser. Where no designation is made, Jennison will vote proxies for such accounts(s) in accordance

----------
(1) In the event the Adviser should manage affiliated client accounts, the Adviser, for purposes of this policy, makes no distinction between accounts of affiliated companies, e.g., the General Accounts of Prudential (as well as related insurance companies and entities), and other separately managed accounts, each of which will be treated consistently under the Policy.

with this Policy. The client may choose to have the Adviser vote proxies in accordance with the Adviser's standard guidelines. The Adviser, in its discretion, may also permit a client to modify the Adviser's standard guidelines with respect to such client exclusively or may accept direction from a client with respect to the client's proxies and vote in accordance with a client's own guidelines (collectively, "Client Guidelines"). Alternatively, the Adviser may decline to accept authority to vote such client's proxies. Designated Investment Professionals within each portfolio management area will be responsible for ensuring that each new client's account for which the client has delegated proxy voting authority is established with the proper guidelines (when client is not adopting Jennison's Guidelines) before investment discretionary activity commences.

     Proxy Voting

     1. Guidelines for Recurring Issues

     The Adviser has adopted proxy voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Adviser's Proxy Voting Committee and its relevant portfolio management staff, then revised when a determination has been made that a change is appropriate. These Guidelines are meant to convey the Adviser's general approach to voting decisions on certain issues. Nevertheless, the Adviser's Investment Professionals maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

     2. Use of Third Party Proxy Service

     In an effort to discharge its responsibility, the Adviser has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, the Adviser has selected Institutional Shareholder Services ("ISS") - a proxy research and voting service
- to assist it in researching and voting proxies. ISS helps investors research the financial implications of proxy proposals and cast votes on behalf of the investor. The Adviser will utilize the research (for purposes of establishing guidelines) and analytical services, operational implementation and recordkeeping and reporting services provided by ISS. ISS will research each proxy and provide a recommendation (at the Adviser's request only if one does not already exist) to the Adviser as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Adviser's duty to vote proxies in the best interest of its clients. For clients using proxy voting guidelines different from the Adviser's Guidelines, the Adviser will instruct ISS to vote these proxies in accordance with such modified guidelines. ISS will cast votes in accordance with the Adviser's Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if the Adviser has accepted direction from a Client, in accordance with the Client's Guidelines.

     3. Review of Recommendations

     The Adviser's Investment Professionals have the ultimate responsibility to accept or reject any proxy voting recommendation - as determined by either the Guidelines or Client's Guidelines ("Recommendation"). Consequently, Investment Professionals shall review and evaluate the Recommendation for each proxy ballot before ISS casts the vote, taking into account the Policy, all guidelines applicable to the account(s), and the best interests of the client(s). The Investment Professionals shall override the Recommendation should he/she not

                                                        Revised: August 10, 2006
believe that such Recommendation, based on all relevant facts and circumstances at the time the proxy ballot is voted, is in the best interest of the client(s). The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts, if any, as further discussed below. The Adviser may vote the same proxy proposal differently for different clients. Also, the Adviser may choose not to vote proxies under the following circumstances:

     - If the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant;

     - If the cost of voting the proxy outweighs the possible benefit (such as security lending, see 5. below); or

     - If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

     4. Addressing Material Conflicts of Interest

     There may be instances where the interest of the adviser conflicts or may appear to conflict with the interest of its clients when voting proxies on behalf of those clients ("Material Conflict"). Investment Professionals have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

     -    Manages the issuer's or proponent's pension plan;

     -    Administers the issuer's or proponent's employee benefit plan;

     - Provides brokerage, underwriting, insurance or banking services to the issuer or proponent; or

     -    Manages money for an employee group.

     Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

     -    An executive of the issuer or proponent;

     -    A director of the issuer or proponent;

     -    A person who is a candidate to be a director of the issuer;

     -    A participant in the proxy contest; or

     -    A proponent of a proxy proposal.

     Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances at the time the proxy is voted. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser may create the appearance of or an actual Material Conflict, such as when the issuer is a client of the Adviser.

     The Adviser may adopt such processes it deems necessary to identify Material Conflicts. Prior to overriding a Recommendation, the Investment Professional (or other designated personnel) must complete the Proxy Voting Documentation Form, attached as Exhibit A, and

                                                      Revised: August 10, 2006
submit it to Compliance for determination as to whether a potential Material Conflict of interest exists between the Adviser and the client on whose behalf the proxy is to be voted. If Compliance determines that there is no potential Material Conflict mandating a voting recommendation from the Adviser's Proxy Voting Committee, the portfolio manager or analyst may vote or override the Recommendation and vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Adviser's Proxy Voting Committee for consideration. The Adviser's Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy - i.e., whether to permit or deny the vote or override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party to either vote or provide a recommendation as to how to vote (such as ISS) or obtaining voting instructions from clients.

          In considering the proxy vote and potential Material Conflict, the Adviser's Proxy Voting Committee may review the following factors, including but not limited to:

          -    Whether the issuer is a client of the Adviser.

          - The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.

          - The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.

          - Whether there has been any attempt to directly or indirectly influence the portfolio manager's decision.

          - Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.

          - Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

          In cases where a Material Conflict has been identified, the Proxy Voting Documentation Form will be completed by the Investment Professional responsible for casting the proxy vote, such as when the Adviser is voting a proxy on behalf of its clients where the issuer is also a client of the Adviser or an affiliated entity. The Adviser's Proxy Voting Committee reviews all such proxy voting decisions. In addition, a committee comprised of both senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc, reviews these votes. This committee also has a role in identifying Material Conflicts that may affect Jennison due to ownership by a diversified financial organization, Prudential Financial, Inc.

THE ADVISER MAY NOT ABSTAIN FROM VOTING ANY SUCH PROXY FOR THE PURPOSE OF AVOIDING CONFLICT.

          5. Lending

          Jennison may pre-identify a particular issuer that may be subject to a security lending arrangement. In this situation, Jennison will work with either custodian banks or ISS to monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant

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                                       4
investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

          C.   Proxy Voting Committee

          The Adviser's Proxy Voting Committee will consist of representatives from various functional areas within the Adviser. It will meet annually and as needed to address potential Material Conflicts as further described above. (2) The Adviser's Proxy Voting Committee will have the following responsibilities:

     - Review potential Material Conflicts and decide (by majority vote) whether to approve the vote or override requests made by portfolio management.

     - Annually review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.

     -    Recommend and adopt changes to the Policy as needed.

     -    Annually review all overrides by portfolio management.

     - Annually review ISS reports to determine voting consistency with guidelines and this Policy.

     - Annually review the performance of ISS and determine whether the Adviser should continue to retain ISS's services.

     - Review the Adviser's voting record (or applicable summaries of the voting record).

     - Review sub-advisers' voting records, if applicable, (or applicable summaries of the voting records).

     -    Oversee compliance with the regulatory disclosure requirements.

     - Report annually, or more frequently upon request, to the investment company boards for mutual funds managed by Jennison on proxy voting matters, including:

               -    Overrides of Recommendations

               -    Proxy Voting Committee action on potential Material
                    Conflicts

               -    Any changes to the Policy or Guidelines

               -    Comments on the proxy voting records for the funds

               -    Compliance with disclosure requirements

               -    Compliance reports as to reviews by Compliance of overrides

III. COMPLIANCE MONITORING

          The Adviser's Chief Compliance Officer shall be responsible for the administration of this Policy. Compliance will periodically sample data from business areas impacted by this Policy. The data will be reviewed to ensure compliance with the Policy. All information obtained during this review, including any analysis performed, shall be retained and signed by the person who conducted such review.

          This Policy will be reviewed annually for adequacy and effectiveness.

          A.   Monitoring of Overrides

----------
(2) The Adviser's Proxy Voting Committee will initially consist of Compliance, Legal and applicable investment professionals. The participation of three members of the Adviser's Proxy Voting Committee in any meeting will constitute a quorum.

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                                       5

          Compliance will periodically review ISS reports of overrides to confirm that proper override and conflict checking procedures were followed.

          B.   Supervisory Review

          The designated supervisor for each Investment Professional will be responsible for ensuring that investment professionals with proxy voting responsibility are acting in accordance with this Policy. Supervisors must approve all requests for overrides and evidence such approval by signing the completed Proxy Vote Override Form.

          C.   Compliance Reporting to Fund Boards

          Each quarter upon request, Compliance will report to each investment company board of directors or trustees for which the Adviser acts as sub-adviser all proxy votes involving the relevant mutual fund in which the Adviser has either resolved a Material Conflict or overridden a Recommendation involving a Material Conflict and participation of the Adviser's Proxy Voting Committee. The Adviser shall provide copies of all Proxy Voting Documentation Forms to the management companies of mutual funds sub-advised by Jennison.

          Annually, the Adviser's Proxy Voting Committee upon request will provide the fund boards with a report of relevant proxy voting matters, such as any proposed changes to the Policy or Adviser's Guidelines, comments on the voting record of the funds (e.g., votes against management), and any votes presenting Material Conflicts.

IV.  CLIENT REPORTING

          A.   Disclosure to Advisory Clients

     The Adviser will also provide a copy of this Policy and the Adviser's Guidelines upon request from a client.

     The Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client's portfolio. Reports will be available for any twelve month period of the following year. The report will be produced by ISS and will generally contain the following information:

     -    The name of the issuer of the security:

     -    The security's exchange ticker symbol;

     -    The security's CUSIP number;

     -    The shareholder meeting date;

     -    A brief identification of the matter voted on;

     -    Whether the matter was proposed by the issuer or by a security holder;

     -    Whether the Adviser cast a vote on the matter;

     -    How the Adviser voted; and

     -    Whether the Adviser voted for or against management.

          B.   Investment Company Disclosures

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                                       6

          The Adviser will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company client is properly reported to the mutual fund management company so as to meet their filing of Form N-PX no later than August 31 of each year by providing access to such reports prepared byISS.

V.   RECORDKEEPING

          Either the Adviser or ISS as indicated below will maintain the following records:

     - A copy of the Policy and Guidelines (Adviser or client specific guidelines);

     - A copy of each proxy statement received by the Adviser regarding client securities (ISS);

     -    A record of each vote cast by the Adviser on behalf of a client (ISS);

     - A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Voting Documentation Forms and all supporting documents (Adviser);

     - A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser); and

     - Agenda of Proxy Voting Committee meetings with supporting documents. (Adviser)

Such records must be maintained for at least six years.

VI.  CERTIFICATIONS

          All new Investment Professionals prior to engaging in the activity described herein, must certify, substantially in the form as attached hereto as Exhibit B, that they have read and understand this Proxy Voting Policy and Procedures and they will comply with such procedures.

          All existing employees, subsequent to each fiscal year, must certify within a reasonable time period that they have read, understand and have complied with this Proxy Voting Policy and Procedures for the previous fiscal year then ended, as described in Exhibit C attached hereto.

VII. POLICIES AND PROCEDURES REVISIONS

          This policy and related procedures may be changed, amended or revised as frequently as necessary in order to accommodate any changes in operations or by operation of law. Any such change, amendment or revision may be made only by Jennison Compliance in consultation with the business groups or areas impacted by these procedures and consistent with applicable law. Such changes will be promptly distributed to all impacted personnel.

                                                        Revised: August 10, 2006

ATTACHMENTS:

Exhibit A-    Proxy Voting Documentation Form

Exhibit B-    Certification of Compliance and Understanding of Proxy Voting
              Policy and Procedures (New Employees)

Exhibit C -   Certification of Compliance with Proxy Voting Policy and
              Procedures (Existing Employees)

                                                        Revised: August 10, 2006

                                    EXHIBIT A

                           PROXY VOTING DOCUMENTATION

The following issuer is included on the list of potential conflicts as determined by the PIM Proxy Committee. A copy of all documentation supporting the voting decision(s) are to be attached to this form, including a copy/list of the proxy matter(s).

Name of issuer: __________________________________________
Contractual name of related client: ______________________

PROXY INFORMATION:
Date proxy received:                          ____________
Date proxy voted:                             ____________
Date of meeting:                              ____________
Asset Management Unit:                        ____________
Aggregate AMU holdings in issuer:             ____________
Percentage of issuer's shares outstanding:    ____________

CLIENT SERVICE:
Date of last client service visit:            ______________
(If within past 12 months)
Were matters of issuer's proxy discussed?     ______________
(If yes, attach a summary of this discussion)

ANALYST INFORMATION:
Date of last analyst visit to issuer:         ______________
(If within past 12 months)
Were matters of the issuer's proxy discussed? ______________
(If yes, attach a summary of this discussion)

Were there any other influences considered outside of the normal proxy decision process typically followed by the Asset Manager? _______ If yes, please describe.
________________________________________________________________________________
________________________________________________________________________________
____________________________

Does the Asset Manager believe that it voted the proxy for the above issuer in what it believes to be in the best economic interest of its client(s)? _________

Name: __________________________                            Date: ______________
Title: _________________________

--------------------------------------------------------------------------------

Dennis Kass: _________________________________              Date: ______________
Chief Executive Officer*

Stephanie Willis: ____________________________              Date: ______________
Chief Compliance Officer*

*    SIGNATURE REQUIRED ONLY IF VOTING AGAINST POLICY

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                                        9

                                    EXHIBIT B

              CERTIFICATION OF COMPLIANCE WITH AND UNDERSTANDING OF
                       PROXY VOTING POLICY AND PROCEDURES
                                (NEW EMPLOYEES)

     I, _____________________, [ name ] _______________, [ title ], hereby certify that I have read and understand the Proxy Voting Policy and Procedures and that I will comply with such procedures.


                                        Signed by: _____________________________

                                        Title: _________________________________

                                        Print Name: ____________________________

                                        Employment Date: _______________________

                                        Date: __________________________________

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                                       10

                                    EXHIBIT C

              CERTIFICATION OF COMPLIANCE WITH AND UNDERSTANDING OF
                       PROXY VOTING POLICY AND PROCEDURES
                              (EXISTING EMPLOYEES)

     I, ____________________, [ name ] _______________ [ title ], hereby certify that I have read, understand and have complied with the Proxy Voting Policy and Procedures for the fiscal period ended December 31, 200_.


                                        Signed by: _____________________________

                                        Title: _________________________________

                                        Print Name: ____________________________

                                        Date: __________________________________

                                                        Revised: August 10, 2006

JENNISON'S DOMESTIC PROXY VOTING GUIDELINES

ELECT DIRECTORS ISSUE CODE 1000

Vote FOR Directors in uncontested elections

The board of directors is in the best position to assess the corporation's needs and to recruit individuals whose skills and experience will help the company elect and monitor the performance of a strong management team.

WITHHOLD votes from any director nominee who has attended less than 75 percent of the board and committee meetings that he or she was scheduled to attend during the previous fiscal year.

Companies need directors who are fully committed to their responsibilities as representatives of the company's owners - the shareholders. To be effective representatives, directors need to attend scheduled meetings, voice their concerns and cast their votes. When directors do not attend meetings, they are unable to contribute to board discussions and deliberations, for which directors are paid. Absentee directors are not fulfilling their fiduciary duties to shareholders. Setting the threshold at 75 percent of the scheduled meetings allows for unexpected emergencies and occasional conflicts. It is also the level that SEC guidelines require a company to disclose in the annual proxy statement.

CONTESTED ELECTION OF DIRECTORS ISSUE CODE 1001

Case by Case

RATIFY SELECTION OF AUDITORS ISSUE CODE 1010

Vote FOR management's selection of accountants to audit the corporation's books and records, unless we are aware of a significant controversy in a particular case (i.e. Arthur Andersen in 2002).

We will vote for management's selection of accountants to audit the corporation's books and records, unless we are aware of significant controversy in a particular case.

APPROVE NAME CHANGE ISSUE CODE 1020

Vote FOR a management proposal to change the company's name.

A corporation's management, subject to review by its board of directors, is responsible for running the day-to-day operations of its businesses. Management is best able to judge whether the corporation's name adequately and accurately reflects the business goals of the company.

APPROVE OTHER BUSINESS ISSUE CODE 1030

Vote AGAINST management proposals to approve other business.

Giving management "carte blanche" to vote a proxy undermines the proxy system. Shareholders deserve the opportunity to consider all specific voting items that come up for a vote at a meeting. To simply give away that right because a voting item has, for one reason or another, been omitted from the proxy card could empower management to vote for a proposal that the shareholders would not support.

If a voting matter should arise after the mailing date or during the meeting, the meeting should, if necessary, be postponed and the company should mail supplementary proxy materials so that shareholders may make an informed decision on the proposal.

ADJOURN MEETING ISSUE CODE 1035

Vote FOR a management proposal to adjourn the meeting.

Management is in the best position to evaluate the importance of each issue and if the company would benefit by taking additional time to solicit votes. Adjourning the meeting to a later time will save the company the cost of calling another meeting to decide on the issue

APPROVE TECHNICAL AMENDMENTS ISSUE CODE 1040

Vote FOR a management proposal to make technical amendments to the charter and/or bylaws.

For this guideline, technical amendments include restatements to omit spelling or grammatical errors, elimination of references to classes of stock that are no longer outstanding or applicable, or restatement of the business purpose it if such restatement does not alter the company's purpose. They do not include amendments that could affect shareholder rights or claims on the company or that could be deemed to be anti-takeover measures. The charters of many companies require shareholder approval to restate or amend the company's charter or bylaws. In instances in which shareholder rights are no affected by the restatement, such as a restatement to eliminate grammatical errors, or to change the company's domicile within a state, the restatement is simply a technicality and should be supported because an accurate charter and bylaw is necessary to conduct business.

APPROVE FINANCIAL STATEMENTS ISSUE CODE 1050

Vote FOR a management proposals to approve the company's financial statements for the fiscal year.

This is a routine proposal to be voted in support of management. A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Corporation laws in many countries require firms to present the previous year's accounts to shareholders at the annual meeting.

Vote AGAINST IF it discharges the directors from responsibility for decisions taken over the year.

INCREASE AUTHORIZED COMMON STOCK ISSUE CODE 1100

Vote FOR a management proposal to increase authorized common stock.

We will generally vote FOR an increase in authorized shares, unless it is determined that the increased shares are likely to be used for anti-takeover purposes. If an increase in authorized shares is part of a takeover defense or is considered "excessive" (JALLC determines "excessive" to be more than a 300% dilution), we normally will vote AGAINST an increase.

These proposals are often necessary for the normal operation of an issuer's business. Consequently, a vote in favor is generally recommended.

DECREASE AUTHORIZED COMMON STOCK ISSUE CODE 1101

Vote FOR a management proposal to decrease authorized common stock.

A corporation's management team, subject to review by its board of directors, is responsible for day-to-day operations and strategic planning for the corporation. Management is best qualified to judge the corporation's current and future requirements for capital.

AMEND AUTHORIZED COMMON STOCK ISSUE CODE 1102

Vote CASE-BY-CASE to amend authorized common stock.

APPROVE COMMON STOCK ISSUANCE ISSUE CODE 1103

Vote FOR a management proposal to approve the issuance of authorized common stock.

Vote AGAINST a management proposal to approve the issuance of common stock IF the proposed issuance creates potential dilution of more that 300% of total outstanding voting power before the stock issuance.

APPROVE ISSUANCE OR EXERCISE OF STOCK WARRANTS 1104

Vote CASE BY CASE

AUTHORIZE PREFERRED STOCK ISSUE CODE 1110

Vote FOR a management proposal to authorize preferred stock.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for raising additional capital. Preferred stock is commonly used by many U.S. corporations to raise capital. It provides management with a way to raise additional capital without diluting common shareholders' equity. Placing limits on the ability of management and the board to issue shares of preferred stock to fund the corporation's current operations and future growth is unnecessary and may reduce the corporation's ability to meet its capital needs.

Vote AGAINST a management proposal to authorize preferred stock IF the board has asked for the unlimited right to set the terms and conditions for the class and may issue the shares for anti-takeover purposes without shareholder approval (known as blank check preferred stock).

INCREASE AUTHORIZED PREFERRED STOCK ISSUE CODE 1111

Vote FOR a management proposal to increase authorized preferred stock.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for raising additional capital. Preferred stock is commonly used by many U.S. corporations to raise capital. It provides management with a way to raise additional capital without diluting common shareholders' equity. Placing limits on the ability of management and the board to issue shares of preferred stock to fund the corporation's current operations and future growth is unnecessary and may reduce the corporation's ability to meet its capital needs.

Vote AGAINST a management proposal to increase authorized preferred stock IF the proposed increase creates potential dilution of more than 300% of authorized preferred shares.

Vote AGAINST a management proposal to increase the authorized preferred stock IF the board has asked for (or currently has) the unlimited right to set the terms and conditions of the preferred stock and may issue it for anti-takeover purposes without shareholder approval (known as blank check preferred stock).

DECREASE AUTHORIZED PREFERRED STOCK ISSUE CODE 1112

Vote FOR a management proposal to decrease authorized preferred stock.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for additional capital.

CANCEL SERIES OF PREFERRED STOCK ISSUE CODE 1113

Vote FOR a management proposal to cancel a class or series of preferred stock.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for capital. Typically these preferred shares have already been redeemed by the company.

AMEND AUTHORIZED PREFERRED STOCK ISSUE CODE 1114

Vote FOR a management proposal to amend preferred stock.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for capital. Limiting the ability of management and the board to amend preferred stock is unnecessary and may reduce the corporation's ability to meet its capital needs.

APPROVE ISSUANCE OR CONVERSION OF PREFERRED STOCK ISSUE CODE 1115

Vote FOR a management proposal to issue preferred stock.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's requirements for raising additional capital. Preferred stock is commonly used by many U.S. corporations to raise capital. It provides management with the ability to raise additional capital without diluting common shareholders' equity interests. Placing limits on the ability of management and the board to issue shares of preferred stock to fund the corporation's current operations and future growth is unnecessary and may reduce the corporation's ability to meet its capital needs.

Vote AGAINST a management proposal to approve the issuance of preferred stock IF the voting power represented by the proposed issuance creates potential dilution of more than 300% of the total outstanding voting power before the stock issuance.

Vote AGAINST a management proposal to issue preferred stock IF the shares are issued with voting rights superior to those available to other shareholders.

ELIMINATE PREEMPTIVE RIGHTS ISSUE CODE 1120

Vote CASE-BY-CASE on a management proposal to eliminate preemptive rights.

RESTORE PREEMPTIVE RIGHT ISSUE CODE 1121

Vote CASE-BY-CASE on a management proposal to restore preemptive rights.

AUTHORIZE DUAL CLASS STOCK ISSUE CODE 1130

Vote AGAINST a management proposal to authorize dual class common stock

There should only be one class of common stock and all common stock holders should have the same rights and privileges. Dual or multiple classes of common stock are often used to entrench the board and management of corporations. Economic studies show that adoption of additional classes of common stock negatively affects the value of an existing class of common stock.

ELIMINATE DUAL CLASS STOCK ISSUE CODE 1131

Vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.

There should only be one class of common stock and all common stock holders should have the same rights and privileges. Dual or multiple classes of common stock are often used to entrench the board and management of corporations. Economic studies show that adoption of additional classes of common stock negatively affects the value of an existing class of common stock.

AMEND DUAL CLASS STOCK ISSUE CODE 1132

Vote AGAINST a management proposal to amend authorized dual class or multiple classes of common stock.

There should only be one class of common stock and all common stock holders should have the same rights and privileges. Dual or multiple classes of common stock are often used to entrench the board and management of corporations. Economic studies show that adoption of additional classes of common stock negatively affects the value of an existing class of common stock.

INCREASE AUTHORIZED DUAL CLASS STOCK ISSUE CODE 1133

Vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stocks.

There should only be one class of common stock and all common stock holders should have the same rights and privileges. Dual or multiple classes of common stock are often used to entrench the board and management of corporations. Economic studies show that adoption of additional classes of common stock negatively affects the value of an existing class of common stock.

APPROVE SHARE REPURCHASE ISSUE CODE 1140

Vote FOR a management proposal to approve share repurchase.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for raising additional capital and the means for raising such capital.

APPROVE STOCK SPLIT ISSUE CODE 1150

Vote FOR a management proposal to approve a stock split.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future capital structure. We generally will vote for these proposals, which are normally made to facilitate market trading in the issuer's securities.

APPROVE REVERSE STOCK SPLIT ISSUE CODE 1151

Vote FOR a management proposal to approve a reverse stock split.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future capital structure. We generally will vote for these proposals, which are normally made to facilitate market trading in the issuer's securities.

APPROVE MERGER/ACQUISITION ISSUE CODE 1200

Vote CASE-BY-CASE on a management proposal to approve merger/acquisition.

The economic impact of each proposal will be analyzed individually.

APPROVE RECAPITALIZATION ISSUE CODE 1209

Vote CASE-BY-CASE on a management proposal to approve re-capitalization.

The economic impact of each proposal will be analyzed individually.

APPROVE RESTRUCTING ISSUE CODE 1210

Vote CASE-BY-CASE on a management proposal to approve restructuring.

The economic impact of each proposal will be analyzed individual

APPROVE BANKRUPTCY RESTRUCTURING 1211

Vote CASE-BY-CASE on a management proposal to approve bankruptcy restructuring.

The economic impact of each proposal will be analyzed individual

APPROVE LIQUIDATION ISSUE CODE 1212

Vote CASE BY CASE

The economic impact of each proposal will be analyzed individual

APPROVE REINCORPORATION ISSUE CODE 1220

Vote FOR a management proposal to approve reincorporation.

A company's board is best qualified to determine the regulatory environment that is best suited to the company's needs. The board should be allowed to take advantage of the statutory structure that it believes offers it the maximum benefits in carrying out its responsibilities. A company may propose a reincorporation for a variety of reasons. These considerations should include the legal structure that best allows the board to respond to real or perceived threats to the corporation and its shareholders. State anti-takeover laws enable management to run the company with a long-term view, free from the distractions of unexpected takeover bids. As a result, these laws are in the best long-term interests of shareholders.

APPROVE LEVERAGED BUYOUT ISSUE COEE 1230

Vote CASE-BY-CASE on a management proposal to approve a leveraged buyout.

The economic impact of each proposal will be analyzed individual

APPROVE SPIN OFF ISSUE CODE 1240

Vote CASE-BY-CASE on a management proposal to approve a spin-off.

The economic impact of each proposal will be analyzed individual

APPROVE SALE OF ASSETS ISSUE CODE 1250

Vote CASE BY CASE

The economic impact of each proposal will be analyzed individual

ELIMINATE CUMULATIVE VOTING ISSUE CODE 1300

Vote FOR a management proposal to eliminate cumulative voting.

Directors' fiduciary duties apply to the interests of all shareholders, not a single constituency. Cumulative voting promotes single interest representation on the board, which may not represent the overriding interests and concerns of all shareholders. All directors, as shareholders' representatives, should be elected by a majority of shareholders.

ADOPT CUMULATIVE VOTING ISSUE CODE 1301

Vote AGAINST a management proposal to adopt cumulative voting.

Directors' fiduciary duties apply to the interests of all shareholders, not a single constituency. Cumulative voting promotes single interest representation on the board, which may not represent the overriding interests and concerns of all shareholders. All directors, as shareholders' representatives, should be elected by a majority of shareholders.

ADOPT DIRECTOR LIABILITY PROVISION ISSUE CODE 1310

Vote CASE-BY-CASE on a management proposal to adopt director liability provision.

AMEND DIRECTOR LIABILITY PROVISION ISSUE CODE 1311

Vote CASE-BY-CASE on a management proposal to amend director liability provision.

ADOPT INDEMNIFICATION PROVISION ISSUE CODE 1321

We generally support these proposals, since they help corporations attract and retain qualified individuals to serve as directors.

Jennison will oppose proposals to indemnify directors for liabilities arising from any of the following:

1.Breach of the director's duty of loyalty

2.Intentional misconduct, acts not in good faith, or acts in knowing violation of the law

3.Acts involving unlawful purchase or redemption of stock

4.Payment of unlawful dividends

5.Receipt of improper personal benefits

APPROVE BOARD SIZE ISSUE CODE 1332

Vote FOR a management proposal to approval board size.

The board of directors and management of the company are in the best position to determine the optimum size of the corporation's board.

Vote AGAINST a management proposal to set the board size IF the proposed minimum board size is less than 4 directors.

NO SHAREHOLDER APPROVAL TO FILL VACANCY ISSUE CODE 1340

Vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

Directors serve as the representatives of the shareholders. Shareholders should have the right to approve the appointment of all directors to the board.

GIVE BOARD AUTHORITY TO SET BOARD SIZE ISSUE CODE 1341

Vote AGAINST a management proposal to give the board the authority to set the size of the board without shareholder approval.

Directors represent the interests of shareholders. Shareholders should have the final say in determining the size of the board of directors.

REMOVAL OF DIRECTORS ISSUE CODE 1342

Vote FOR a management proposal regarding the removal of directors.

Vote AGAINST a management proposal regarding the removal of directors IF the proposal limits the removal to cases where there is legal cause.

Directors have a fiduciary responsibility to represent all shareholders, as dictated by law. If they fail to adhere to the laws related to their service, they should be removed. Allowing for directors to be removed without legal cause makes it possible for prejudices or whims to enter into the appraisal process.

APPROVE NON-TECHNICAL CHARTER AMENDMENTS ISSUE CODE 1350

Vote AGAINST a management's proposal to approve multiple amendments to the company's certificate of incorporation IF an amendment would have the affect of reducing shareholders' rights.

Limitations of any kind on shareholders' rights should be avoided. In some cases, these proposals include numerous issues bundled into one proposal. Bundling proposals that limit shareholders' rights with other issues that shareholders routinely would approve does not justify approval if ultimately shareholders' rights would in any way be reduced.

APPROVE CLASSIFIED BOARD ISSUE CODE 1400

Vote AGAINST a management proposal to adopt a classified board.

Classified boards may serve to entrench management. Since only a fraction of the directors stand for election each year, shareholders do not have the ability to vote out any other directors who may be acting in a fashion that is against their interests. The entire board should be accountable to shareholders on an annual basis. Arguments for classified boards include: (a) they allow stability and continuity in company policies; (b) they give management a means of maintaining experienced members on a board during a transition; and (c) they allow directors to have a long-term perspective. On the other hand, directors who are doing a good job are likely to continue to be re-elected. This provides stability while continuing to allow shareholders to evaluate directors annually.

AMEND CLASSIFIED BOARD ISSUE CODE 1401

Vote AGAINST a management proposal to amend a classified board.

Classified boards may serve to entrench management. Since only a fraction of the directors stand for election each year, shareholders do not have the ability to vote out any other directors who may be acting in a fashion that is against their interests. The entire board should be accountable to shareholders on an annual basis. Arguments for classified boards include: (a) they allow stability and continuity in company policies; (b) they give management a means of maintaining experienced members on a board during a transition; and (c) they allow directors to have a long-term perspective. On the other hand, directors who are doing a good job are likely to continue to be re-elected. This provides stability while continuing to allow shareholders to evaluate directors annually.

REPEAL CLASSIFIED BOARD ISSUE CODE 1402

Vote FOR a management proposal to repeal a classified board.

An entire board should be accountable to shareholders annually. With staggered board terms, shareholders' ability to affect the makeup of the board is limited because it would take at least two elections to replace a majority of directors. Classified boards may serve to entrench management. Because only a fraction of the directors stand for election each year, shareholders do not have the ability to vote out any other directors who may be acting in a fashion that is against their interests. Economic studies have shown that adoption of a classified board tends to depress a company's stock price.

ADOPT POISON PILL ISSUE CODE 1410

Vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).

Poison pills take decisions on mergers and tender offers out of shareholders' hands by providing directors virtual veto power over an offer. They strip shareholders of their basic right to decide when, to whom and upon what terms to sell their shares. Poison pills harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board of directors. Instead of fostering negotiations, poison pills are designed to discourage or thwart offers before they are ever made. This results in management entrenchment to the detriment of shareholders. Poison pills tend to depress stock price and promote poor corporate performance. Studies and other analyses point to a drop in share value at the time a right plan is adopted.

REDEEM POISON PILL ISSUE CODE 1411

Vote FOR a management proposal to redeem a shareholder rights plan (poison pill).

Poison pills take decisions on mergers and tender offers out of shareholders' hands by providing directors virtual veto power over an offer. They strip shareholders of their basic right to decide when, to whom and upon what terms to sell their shares. Poison pills harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board of directors. Instead of fostering negotiations, poison pills are designed to discourage or thwart offers before they are ever made. This results in management entrenchment to the detriment of shareholders. Poison pills tend to depress stock price and promote poor corporate performance. Studies and other analyses point to a drop in share value at the time a right plan is adopted.

ELIMINATE SPECIAL MEETING ISSUE CODE 1420

Vote AGAINST a management proposal to eliminate shareholders' right to call a special meeting.

Limiting or eliminating shareholders' rights to call a special meeting could make it easier for management to thwart a takeover. A potential acquirer may exercise his right to call a shareholders' meeting s the shareholders and not management are able to decide on his offer. Since a limitation on the right to convene a shareholder meeting could have an anti-takeover effect, we will vote against the proposal.

RESTORE SPECIAL MEETING ISSUE CODE 1422

Vote FOR a management proposal to restore shareholders' right to call a special meeting.

The ability of shareholders to ball a special meeting is an important right. Without the right, shareholders may have to wait for the annual meeting to take action. Such delays may not be in the best interest of shareholders. Shareholders should have access to procedures that permit them, the owners of the corporation, to bring special circumstances to the attention of the other owners. Limitations on shareholder actions can entrench management, render a corporation less attractive as a takeover candidate and give management a decided advantage in a takeover.

ELIMINATE WRITTEN CONSENT ISSUE CODE 1430

Vote AGAINST a management proposal to eliminate shareholders' right to act by written consent.

The ability to act through written consent enables shareholders to replace the board, to amend bylaws or to take actions to effect a change in control without having to call a special meeting or wait for the annual meeting. Elimination of this right would make it more difficult for shareholders to act without the board's consent.

LIMIT WRITTEN CONSENT ISSUE CODE 1431

Vote AGAINST a management proposal to limit shareholders' right to act by written consent.

The ability to act through written consent enables shareholders to replace the board, to amend bylaws or to take actions to effect a change in control without having to call a special meeting or wait for the annual meeting. Elimination of this right would make it more difficult for shareholders to act without the board's consent.

RESTORE WRITTEN CONSENT ISSUE CODE 1432

Vote FOR a management proposal to restore shareholders' right to act by written consents.

Written consents allow shareholders to initiate actions without calling a special meeting or waiting until the annual meeting. Shareholders should have access to procedures that permit them, the owners of the corporation, to bring special circumstances to the attention of the other owners. Limitations on shareholder actions can entrench management, render a corporation less attractive as a takeover candidate and give management a decided advantage in a takeover.

ADOPT SUPERMAJORITY REQUIREMENT ISSUE CODE 1440

Vote AGAINST a management proposal to establish a supermajority vote provision to approve a merger or other business combination.

Supermajority vote provisions may stifle bidder interest in a company altogether and thereby devalue its stock. Supermajority requirements are often set so high that they discourage tender offers altogether. Economic studies have shown slight negative stock price effects on the adoption of supermajority vote provisions. Also, companies sometimes are unable to get a supermajority even when they want it.

AMEND SUPERMAJORITY REQUIREMENT ISSUE CODE 1443

Vote FOR a management proposal to amend a supermajority vote provision to approve a merger or other business combination.

Supermajority vote requirements to approve mergers or other business combinations help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender before they have considered all relevant facts. Requiring supermajority approval of transactions provides protection to minority shareholders.

ELIMINATE SUPERMAJORITY REQUIREMENT ISSUE CODE 1444

Vote FOR a management proposal to eliminate a supermajority vote provision to approve a merger or other business combination.

Supermajority vote requirements stifle bidder interest and discourage tender offers. Shareholder value could suffer if acquisitions or mergers fail to develop because of a voting requirement that makes the transaction's approval uncertain.

ADOPT SUPERMAJORITY LOCK IN ISSUE CODE 1445

Always vote AGAINST this proposal.

Supermajority vote requirements prevent a simple majority from enforcing its will. In many cases, supermajority lock-in vote requirements apply to anti-takeover provisions. The high vote requirements exceed the normal anticipated level of shareholder participation at a meeting, making approval of a proposed action highly unlikely.

AMEND SUPERMAJORITY LOCK IN ISSUE CODE 1446

Always vote AGAINST this proposal.

Supermajority vote requirements prevent a simple majority from enforcing its will. In many cases, supermajority lock-in vote requirements apply to anti-takeover provisions. The high vote requirements exceed the normal anticipated level of shareholder participation at a meeting, making approval of a proposed action highly unlikely

ELIMINATE SUPERMAJORITY LOCK IN ISSUE CODE 1447

Vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

Supermajority vote requirements detract from a simple majority's power to enforce its will. In many cases, the high vote requirements exceed the normal anticipated level of shareholder participation at a meeting, making passage of the proposed action all but impossible.

CONSIDER NON-FINANCIAL EFFECTS OF MERGER ISSUE CODE 1450

Vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.

The traditional method of corporate governance requires that corporate officers and directors fulfill their fiduciary duty and recognize their first priority is to the owners of their corporation, its shareholders. "Stakeholder" provisions authorize the board to consider factors other than their fiduciary obligation to shareholders. These provisions undermine the preeminence of shareholders. The provisions seek to allow directors to take into account a wide range of discretionary considerations when evaluating a business proposal. As a result, management could cite the effect on other constituencies to justify rejecting a takeover offer that might be in the best interests of the shareholders.

ADOPT FAIR PRICE PROVISION ISSUE CODE 1460

Vote FOR a management proposal to establish a fair price provision.

Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender heir holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders. These provisions are designed to protect shareholders in the event the corporation is acquired under a plan not approved by the Board. Normally, they require that any tender offer made by a third party be made to all shareholders at the same price. Fair pricing provisions attempt to limit "two-tiered takeovers", where a bidder initially offers a premium for enough shares to garner control and thereafter offers a much lower price to the remaining holders (usually smaller investors). Most of these provisions do not apply if an offer is approved by a target's board or if the bidder obtains a specified level of approval from the target's shareholders. While we support fair pricing provisions, we will not vote for them if they are tied to other anti-takeover provisions (such as excessive supermajority rules) that we oppose. Vote FOR a management proposal to establish a fair price provision.

AMEND FAIR PRICE PROVISION ISSUE CODE 1461

Vote AGAINST a management proposal to amend a fair price provision.

Fair price provisions may stifle bidder interest in a company altogether and thereby devalue its stock. Some economic studies have shown slight negative stock price effects on the adoption of fair price amendments. These provisions often include supermajority vote requirements, which are so high that shareholders feel they may discourage tender offers altogether.

REPEAL FAIR PRICE PROVISION ISSUE CODE 1462

Vote AGAINST a management proposal to repeal a fair price provision.

Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders.

ADOPT ANTI GREENMAIL PROVISION ISSUE CODE 1470

Vote FOR a management proposal to limit the payment of greenmail.

Greenmail is the name given to certain discriminatory share repurchases. Typically, it refers to payments that a raider receives from a company in exchange for the raider's shares and a guarantee he will terminate a takeover bid. This payment is usually a premium above the market price, so while greenmail can ensure the continued independence of a company, it discriminates against the other stockholders. Buying out the shares of one owner at a price not available to others is unfair. The payment of greenmail may also have an adverse effect on the company's image, among both business associates and consumers. Economic studies show that greenmail devalues a company's stock price.

ADOPT ADVANCE NOTICE REQUIREMENT ISSUE CODE 1480

Vote AGAINST a management proposal to adopt advance notice requirements.

Advance notice limits shareholders' right to present business or nominate directors at the annual meeting. Limiting shareholders' rights by assuring that management has complete knowledge of all presentations and shareholder nominations serves to entrench management by providing it time to counterattack any issue that it does not support, or by allowing it to dismiss business or a shareholder's nomination for director if not presented in accordance with the notice provisions.

OPT OUT OF STATE TAKEOVER LAW ISSUE CODE 1490

Vote CASE BY CASE

OPT INTO STATE TAKEOVER LAW ISSUE CODE 1491

Vote CASE BY CASE

ADOPT STOCK INCENTIVE PLAN ISSUE CODE 1500

Vote CASE-BY-CASE on a management proposal to adopt a stock option plan for employees.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the dilution represented by the proposal, as calculated by IRRC, is more than 10%.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than 15%.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows the plan administrators to re-price or replace underwater options.

Vote AGAINST a management proposal to adopt a stock incentive plan IF the plan has a share replenishment feature --that is, it adds a specified number or percentage of outstanding shares for award each year.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.

DILUTION:

Vote AGAINST a new plan if the shares set aside exceed 10% of the company's outstanding shares or vote AGAINST if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.

AND

Vote AGAINST new plans that allow re-pricing (i.e. Underwater Options).

Proposals on compensation for executives and directors are the issues submitted most frequently to shareholder vote (after the election of directors and appointment of accountants). The number of proposals in these areas has increased as the result of tax law changes. The most recent tax bill makes "excessive" executive pay non-deductible unless a shareholder-approved "pay for performance" plan is in place. Jennison generally supports compensation plans that link employee and director pay to shareholder returns. We also believe that actual participants in an industry have the best understanding of the compensation levels needed to attract and retain key personnel. We support cash-based compensation plans because they are generally tied to performance goals and because they do not create dilution. On the other hand, stock-based compensation plans can be detrimental to shareholder interests if not carefully constructed. For example, stock option plans can lead to severe dilution of outside shareholders or can insulate executives from a falling share price and, as a result, from shareholder interests. We will oppose compensation plans under the following circumstances Dilution: In order to prevent excessive dilution, we would oppose a new plan if the shares set aside exceed 10% of the company's outstanding shares or if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding "Evergreen"
Plans: Unlike most current stock options plans, which must be reauthorized annually, "evergreen" plans have no termination date. While annual dilution is normally very low (typically 1% per year), shareholders may suffer from "creeping dilution" over an extended period of time. We believe that shareholder should retain control over compensation plans and, therefore, will oppose plans without termination dates Discounted Options: We will also oppose plans that establish an option exercise price more than 10% below the current market price of the stock's Re-pricing of Underwater Options: Underwater stock options are those where the exercises price is above the current market price (making the option worthless to the holder). Many companies propose resetting the exercise price when this occurs. We will oppose repricing when the stock decline is due to company specific factors but support a reset if the decline is due to general market conditions. We will also oppose new stock option plans that permit re-pricing of underwater options without shareholder approval. We will be monitoring developments in the area of broad-based employee stock option plans. We support efforts to include the stock option plans in a company's financial statements. If option costs were included in earnings (as are all other compensation expenses), we would see less need for specific shareholder approval.

AMEND STOCK INCENTIVE PLAN ISSUE CODE 1501

Vote CASE-BY-CASE on a management proposal to amend a stock option plan for employees.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the dilution represented by the proposal, as calculated by IRRC, is more than 10%.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than 15%.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows the plan administrators to re-price or replace underwater options.

Vote AGAINST a management proposal to adopt a stock incentive plan IF the plan has a share replenishment feature --that is, it adds a specified number or percentage of outstanding shares for award each year.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.

Proposals on compensation for executives and directors are the issues submitted most frequently to shareholder vote (after the election of directors and appointment of accountants). The number of proposals in these areas has increased as the result of tax law changes. The most recent tax bill makes "excessive" executive pay non-deductible unless a shareholder-approved "pay for performance" plan is in place. Jennison generally supports compensation plans that link employee and director pay to shareholder returns. We also believe that actual participants in an industry have the best understanding of the compensation levels needed to attract and retain key personnel. We support cash-based compensation plans because they are generally tied to performance goals and because they do not create dilution. On the other hand, stock-based compensation plans can be detrimental to shareholder interests if not carefully constructed. For example, stock option plans can lead to severe dilution of outside shareholders or can insulate executives from a falling share price and, as a result, from shareholder interests. We will oppose compensation plans under the following circumstances Dilution: In order to prevent excessive dilution, we would oppose a new plan if the shares set aside exceed 10% of the company's outstanding shares or if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding "Evergreen"
Plans: Unlike most current stock options plans, which must be reauthorized annually, "evergreen" plans have no termination date. While annual dilution is normally very low (typically 1% per year), shareholders may suffer from "creeping dilution" over an extended period of time. We believe that shareholder should retain control over compensation plans and, therefore, will oppose plans without termination dates Discounted Options: We will also oppose plans that establish an option exercise price more than 10% below the current market price of the stock's Re-pricing of Underwater Options: Underwater stock options are those where the exercises price is above the current market price (making the option worthless to the holder). Many companies propose resetting the exercise price when this occurs. We will oppose repricing when the stock decline is due to company specific factors but support a reset if the decline is due to general market conditions. We will also oppose new stock option plans, which permit re-pricing of underwater options without shareholder approval. We will be monitoring developments in the area of broad-based employee stock option plans. We support efforts to include the stock option plans in a company's financial statements. If option costs were included in earnings (as are all other compensation expenses), we would see less need for specific shareholder approval.

ADD SHARES TO STOCK INCENTIVE PLAN ISSUE CODE 1502

Vote CASE-BY-CASE on a management proposal to add shares to a stock option plan for employees.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the dilution represented by the proposal, as calculated by IRRC, is more than 10%.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than 15%.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows the plan administrators to re-price or replace underwater options.

Vote AGAINST a management proposal to adopt a stock incentive plan IF the plan has a share replenishment feature --that is, it adds a specified number or percentage of outstanding shares for award each year.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.

Proposals on compensation for executives and directors are the issues submitted most frequently to shareholder vote (after the election of directors and appointment of accountants). The number of proposals in these areas has increased as the result of tax law changes. The most recent tax bill makes "excessive" executive pay non-deductible unless a shareholder-approved "pay for performance" plan is in place. Jennison generally supports compensation plans that link employee and director pay to shareholder returns. We also believe that actual participants in an industry have the best understanding of the compensation levels needed to attract and retain key personnel. We support cash-based compensation plans because they are generally tied to performance goals and because they do not create dilution. On the other hand, stock-based compensation plans can be detrimental to shareholder interests if not carefully constructed. For example, stock option plans can lead to severe dilution of outside shareholders or can insulate executives from a falling share price and, as a result, from shareholder interests. We will oppose compensation plans under the following circumstances: Dilution: In order to prevent excessive dilution, we would oppose a new plan if the shares set aside exceed 10% of the company's outstanding shares or if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding. "Evergreen"
Plans: Unlike most current stock options plans, which must be reauthorized annually, "evergreen" plans have no termination date. While annual dilution is normally very low (typically 1% per year), shareholders may suffer from "creeping dilution" over an extended period of time. We believe that shareholder should retain control over compensation plans and, therefore, will oppose plans without termination dates. Discounted Options: We will also oppose plans that establish an option exercise price more than 10% below the current market price of the stock. Re-pricing of Underwater Options: Underwater stock options are those where the exercises price is above the current market price (making the option worthless to the holder). Many companies propose resetting the exercise price when this occurs. We will oppose repricing when the stock decline is due to company specific factors but support a reset if the decline is due to general market conditions. We will also oppose new stock option plans that permit re-pricing of underwater options without shareholder approval. We will be monitoring developments in the area of broad-based employee stock option plans. We support efforts to include the stock option plans in a company's financial statements. If option costs were included in earnings (as are all other compensation expenses), we would see less need for specific shareholder approval.

LIMIT PER-EMPLOYEE AWARD ISSUE CODE 1503

Vote CASE-BY-CASE on a management proposal to limit per-employee annual option awards.

EXTEND TERM OF STOCK INCENTIVE PLAN ISSUE CODE 1505

Vote CASE BY CASE

Vote CASE-BY-CASE on a management proposal to add shares to a stock option plan for employees.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the dilution represented by the proposal, as calculated by IRRC, is more than 10%.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than 15%.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows the plan administrators to re-price or replace underwater options.

Vote AGAINST a management proposal to adopt a stock incentive plan IF the plan has a share replenishment feature --that is, it adds a specified number or percentage of outstanding shares for award each year.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.

Proposals on compensation for executives and directors are the issues submitted most frequently to shareholder vote (after the election of directors and appointment of accountants). The number of proposals in these areas has increased as the result of tax law changes. The most recent tax bill makes "excessive" executive pay non-deductible unless a shareholder-approved "pay for performance" plan is in place. Jennison generally supports compensation plans that link employee and director pay to shareholder returns. We also believe that actual participants in an industry have the best understanding of the compensation levels needed to attract and retain key personnel. We support cash-based compensation plans because they are generally tied to performance goals and because they do not create dilution. On the other hand, stock-based compensation plans can be detrimental to shareholder interests if not carefully constructed. For example, stock option plans can lead to severe dilution of outside shareholders or can insulate executives from a falling share price and, as a result, from shareholder interests. We will oppose compensation plans under the following circumstances: Dilution: In order to prevent excessive dilution, we would oppose a new plan if the shares set aside exceed 10% of the company's outstanding shares or if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding. "Evergreen"
Plans: Unlike most current stock options plans, which must be reauthorized annually, "evergreen" plans have no termination date. While annual dilution is normally very low (typically 1% per year), shareholders may suffer from "creeping dilution" over an extended period of time. We believe that shareholder should retain control over compensation plans and, therefore, will oppose plans without termination dates. Discounted Options: We will also oppose plans that establish an option exercise price more than 10% below the current market price of the stock. Re-pricing of Underwater Options: Underwater stock options are those where the exercises price is above the current market price (making the option worthless to the holder). Many companies propose resetting the exercise price when this occurs. We will oppose repricing when the stock decline is due to company specific factors but support a reset if the decline is due to general market conditions. We will also oppose new stock option plans that permit re-pricing of underwater options without shareholder approval. We will be monitoring developments in the area of broad-based employee stock option plans. We support efforts to include the stock option plans in a company's financial statements. If option costs were included in earnings (as are all other compensation expenses), we would see less need for specific shareholder approval.

ADOPT DIRECTOR STOCK INCENTIVE PLAN ISSUE CODE 1510

Vote AGAINST a management proposal to adopt a stock option plan for non-employee directors.

In light of the significant role of outside directors, Jennison believes that outside directors deserve reasonable compensation for their services. Jennison believes that outside director compensation should be in the form of cash or awards of stock, but should not include any other option, pension or benefit plans. Jennison believes that providing such option, pension or benefit plans to outside directors may create a conflict of interest and compromise such directors' ability to vote independently on executive management and employee option, pension and benefit plans.

AMEND DIRECTOR STOCK INCENTIVE PLAN ISSUE CODE 1511

Vote AGAINST a management proposal to amend a stock option plan for non-employee directors.

In light of the significant role of outside directors, Jennison believes that outside directors deserve reasonable compensation for their services. Jennison believes that outside director compensation should be in the form of cash or awards of stock, but should not include any other option, pension or benefit plans. Jennison believes that providing such option, pension or benefit plans to outside directors may create a conflict of interest and compromise such directors' ability to vote independently on executive management and employee option, pension and benefit plans.

ADD SHARES TO DIRECTOR STOCK INCENTIVE PLAN ISSUE CODE 1512

Vote AGAINST a management proposal to add shares to a stock option plan for non-employee directors.

In light of the significant role of outside directors, Jennison believes that outside directors deserve reasonable compensation for their services. Jennison believes that outside director compensation should be in the form of cash or awards of stock, but should not include any other option, pension or benefit plans. Jennison further believes that providing such option, pension or benefit plans to outside directors may create a conflict of interest and compromise such directors' ability to vote independently on executive management and employee option, pension and benefit plans.

ADOPT EMPLOYEE STOCK PURCHASE PLAN ISSUE CODE 1520

Vote CASE-BY-CASE on a management proposal to adopt an employee stock purchase plan.

Vote AGAINST a management proposal to adopt an employee stock purchase plan IF the proposed plan allows employees to purchase stock at prices of less than 85% of the stock's fair market value.

Vote AGAINST a management proposal to adopt an employee stock purchase plan IF the equity dilution represented by the proposed plan, as calculated by IRRC, is more than 10%

Vote AGAINST a management proposal to adopt an employee stock purchase plan IF the potential dilution of all plans, as calculated by IRRC, is more than 15%.

Employee stock purchase plans allow the employees of a company to purchase the company's stock at market or below-market prices. In principle we encourage such plans as the employees become shareholders and their interests are aligned with ours. However, we do want to prevent excessive dilution stemming from plans that allow employees to purchase stock at significant market discounts. We will support employee stock purchase plans if the cost basis to the employee is at least 85% of the fair market value (i.e. discount is less than 15%). If the cost basis is greater than 75% but less than 85% of fair market value (discount of 15% to 25%) we will support the plan only if it passes a dilution test which requires that the dilution from the plan does not exceed 10% of the company's outstanding stock and the total dilution from all employee stock option and stock purchase plans (old and new) does not exceed 15%. If the cost basis is below 76% of the fair market value (discount greater than 25%) we will oppose the plan.

Vote AGAINST new plans that allow re-pricing (i.e. Underwater Options).

AMEND EMPLOYEE STOCK PURCHASE PLAN ISSUE CODE 1521

Vote CASE-BY-CASE on a management proposal to amend an employee stock purchase plan.

Employee stock purchase plans allow the employees of a company to purchase the company's stock at market or below-market prices. In principle we encourage such plans as the employees become shareholders and their interests are aligned with ours. However, we do want to prevent excessive dilution stemming from plans, which allow employees to purchase stock at significant market discounts. We will support employee stock purchase plans if the cost basis to the employee is at least 85% of the fair market value (i.e. discount is less than 15%). If the cost basis is greater than 75% but less than 85% of fair market value (discount of 15% to 25%) we will support the plan only if it passes a dilution test which requires that the dilution from the plan does not exceed 10% of the company's outstanding stock and the total dilution from all employee stock option and stock purchase plans (old and new) does not exceed 15%. If the cost basis is below 76% of the fair market value (discount greater than 25%) we will oppose the plan.

ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN ISSUE CODE 1522

Vote CASE-BY-CASE on a management proposal to add shares to an employee stock purchase plan.

Vote AGAINST a management proposal to add shares to an employee stock purchase plan IF the proposed plan allows employees to purchase stock at prices of less than 85% of the stock's fair market value.

Vote AGAINST a management proposal to add shares to an employee stock purchase plan IF the dilution represented by this proposal is more than 10% of the outstanding common equity.

Vote AGAINST a management proposal to add shares to an employee stock purchase plan IF the potential dilution of all plans, as calculated by IRRC, is more than 15%.

Employee stock purchase plans allow the employees of a company to purchase the company's stock at market or below-market prices. In principle we encourage such plans as the employees become shareholders and their interests are aligned with ours. However, we do want to prevent excessive dilution stemming from plans, which allow employees to purchase stock at significant market discounts. We will support employee stock purchase plans if the cost basis to the employee is at least 85% of the fair market value (i.e. discount is less than 15%).

ADOPT STOCK AWARD PLAN ISSUE CODE 1530

Vote CASE-BY-CASE on a management proposal to adopt a stock award plan for executives.

DILUTION:

Vote AGAINST a new plan if the shares set aside exceed 10% of the company's outstanding shares or vote AGAINST if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.

AMEND STOCK AWARD PLAN ISSUE CODE 1531

Vote CASE-BY-CASE on a management proposal to amend a stock award plan for executives.

DILUTION:

Vote AGAINST a new plan if the shares set aside exceed 10% of the company's outstanding shares or vote AGAINST if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.

ADD SHARES TO STOCK AWARD PLAN ISSUE CODE 1532

Vote CASE-BY-CASE on a management proposal to add shares to a stock award plan for executives.

DILUTION:

Vote AGAINST a new plan if the shares set aside exceed 10% of the company's outstanding shares or vote AGAINST if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.

AND

Vote AGAINST new plans that allow re-pricing (i.e. Underwater Options).

ADOPT DIRECTOR STOCK AWARD PLAN ISSUE CODE 1540

Vote CASE-BY-CASE on a management proposal to adopt a stock award plan for non-employee directors.

Vote AGAINST a management proposal to adopt a stock award plan for non-employee directors IF the dilution represented by this proposal, as calculated by IRRC, is more than 10%.

Vote AGAINST a management proposal to adopt a stock award plan for non-employee directors IF the potential dilution from all plans (including this proposal), as calculated by IRRC, is more than 15%.

In light of the significant role of outside directors, Jennison believes that outside directors deserve reasonable compensation for their services. Furthermore, Jennison believes that outside director compensation should be in the form of cash or awards of stock, but should not include any other option, pension or benefit plans. Jennison believes that providing such option, pension or benefit plans to outside directors may create a conflict of interest and compromise such directors' ability to vote independently on executive management and employee option, pension and benefit plans.

AMEND DIRECTOR STOCK AWARD PLAN ISSUE CODE 1541

Vote CASE-BY-CASE on a management proposal to amend a stock award plan for non-employee directors.

Vote AGAINST a management proposal to amend a stock award plan for non-employee directors IF the potential dilution represented by this proposal, as calculated by IRRC, is more than 10%.

Vote AGAINST a management proposal to amend a stock award plan for non-employee directors IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than 15%.

ADD SHARES TO DIRECTOR STOCK AWARD PLAN ISSUE CODE 1542

Vote CASE-BY-CASE on a management proposal to add shares to a stock award plan for non-employee directors.

Vote AGAINST a management proposal to a stock award plan for non-employee directors IF the dilution represented by the proposal is more than 10% of the outstanding common stock.

AND

Vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than 15%.

APPROVE ANNUAL BONUS PLAN ISSUE CODE 1560

Vote CASE-BY-CASE on a management proposal to approve an annual bonus plan.

Bonus plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since bonus plans are generally tied to performance, these proposals should be supported.

Vote AGAINST a management proposal to approve an annual bonus plan IF the maximum per-employee payout is not disclosed.

The maintenance of favorable tax treatment for executive compensation benefits shareholders. Companies should follow all requirements necessary to qualify compensation for the performance exemption. Any loss of income to the corporation stemming from a company's failure to retain this tax deduction would come out of the pockets of its shareholders. Failure to disclose the maximum per-employee payouts may cost an exemption from the $1 million limit on the amount of "non-performance-based pay" that a public company may deduct for income tax purposes. As a result, all management proposals to approve bonus plans that do not disclose maximum per-employee payouts should be opposed.

Vote AGAINST a management proposal to approve an annual bonus plan IF performance criteria are not disclosed.

Shareholders may reasonably expect to be informed of the performance measures related to management bonuses. As a result, management proposals to approve bonus plans that do not disclose performance criteria should be opposed.

APPROVE SAVINGS PLAN ISSUE CODE 1561

Vote FOR a management proposal to adopt a savings plan.

The Internal Revenue Service limits the extent to which "highly paid" employees may participate in company-sponsored employee stock purchase plans and savings plans such as 401k savings plans. These proposals allow highly paid executives to enjoy the benefits extended to a broad base of company employees.

APPROVE OPTION/STOCK AWARDS ISSUE CODE 1562

Vote CASE-BY-CASE on a management proposal to grant a one-time stock option.

Vote AGAINST a management proposal to grant a one-time stock option IF the option is priced at less than 90% of the fair market value on the grant date.

Vote AGAINST a management proposal to grant one-time option/stock award IF the dilution represented by the award, as calculated by IRRC, is more than 10% percent.

Vote AGAINST a management proposal to approve a stock option or stock award IF minimum equity overhang from all company plans including this proposal, as calculated by IRRC, is more than 15% of the total outstanding common equity.

ADOPT DEFERRED COMPENSATION PLAN ISSUE CODE 1563

Vote CASE-BY-CASE on a management proposal to adopt a deferred compensation plan.

APPROVE LONG-TERM BONUS PLAN ISSUE CODE 1564

Vote FOR a management proposal to approve a long-term bonus plan.

Bonus plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since bonus plans are generally tied to performance, these proposals should be supported.

Vote AGAINST a management proposal to approve a long-term bonus plan IF the maximum per-employee payout is not disclosed.

The maintenance of favorable tax treatment for executive compensation benefits shareholders. Companies should follow all requirements necessary to qualify compensation for the performance exemption. Any loss of income to the corporation stemming from a company's failure to retain this tax deduction would come out of the pockets of its shareholders. Failure to disclose the performance criteria used to generate executive bonus payouts may cost an exemption from the $1 million limit on the amount of "non-performance based pay" that a public company may deduct for income tax purposes. In addition, shareholders may reasonably expect to be informed of the performance measures related to management bonuses. As a result, management proposals to approve bonus plans that do not disclose performance criteria should be opposed.

APPROVE EMPLOYMENT AGREEMENTS ISSUE CODE 1565

Vote FOR a management proposal to approve an employment agreement or contract.

Employment agreements/contracts are necessary to attract, retain and motivate executives. Companies must offer these arrangements to key executives to remain competitive.

AMEND DEFERRED COMPENSATION PLAN ISSUE CODE 1566

Vote FOR a management proposal to amend a deferred compensation plan.

Companies frequently sponsor deferred compensation plans that allow executives and non-employee directors to defer pay and any related taxes until some later date. The deferred amounts usually may be deposited into interest-bearing accounts or invested in company stock accounts. Frequently, payouts under deferred compensation plans are made in cash. These plans represent a fairly standard component of executive and non-employee director compensation packages. Since these plans do not constitute a significant addition to executive and non-employee director pay packages, proposals to adopt deferred compensation plans should be supported.

EXCHANGE UNDERWATER OPTIONS ISSUE CODE 1570

Vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price).

Shareholders are harmed by the practice of re-pricing or replacing so-called "underwater" options. This practice constitutes a giveaway to executives. Shareholders do not have the same protection from falling prices. It negates the notion of tying management incentives to stock performance.

AMEND ANNUAL BONUS PLAN ISSUE CODE 1581

Vote FOR a management proposal to amend an annual bonus plan.

Bonus plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since bonus plans are generally tied to performance, these proposals should be supported.

REAPPROVE OPTION/BONUS FOR OBRA ISSUE CODE 1582

Vote FOR a management proposal to re-approve a stock option or bonus plan for satisfying requirements of the OBRA.

Incentive plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since incentive plans are generally tied to performance, these proposals should be supported. Maintaining performance-based qualifications under Section 162(m) are important so that the company is not charged an accounting expense for the compensation issued under these plans.

Vote AGAINST a management proposal to re-approve a stock option or bonus plan IF the maximum per-employee payout is not disclosed.

Vote AGAINST a management proposal to re-approve a stock option or bonus plan for employees if performance criteria are not disclosed.

Vote AGAINST a management proposal to re-approve a stock option or bonus plan for employees IF the company authorized the re-pricing or replacement of underwater options without shareholder approval within the past three years.

AMEND LONG TERM BONUS PLAN ISSUE CODE 1586

Vote FOR a management proposal to amend a long-term bonus plan.

Bonus plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since bonus plans are generally tied to performance, these proposals should be supported.

SP-SHAREHOLDER APPROVAL OF AUDITIORS ISSUE CODE 2000

Vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.

The company, through the audit committee, is in the best position to select an auditor. Shareholders should defer to management in this matter.

SP-AUDITORS MUST ATTEND ANNUAL MEETING ISSUE CODE 2001

Vote AGAINST a shareholder proposal calling for auditors to attend the annual meeting.

Meeting attendance by the auditor serves no useful purpose, since the Securities and Exchange Commission mandates detailed financial disclosure by the company in its annual report, 10-K and other filings.

SP-LIMIT CONSULTING BY AUDITORS ISSUE CODE 2002

Vote AGAINST a shareholder proposal to limit consulting by a company's independent auditors.

The Sarbanes-Oxley Act of 2002 ("the Act") contains provisions that establish safeguards that promote auditor independence. Since the Act requires audit committees to pre-approve non-audit services, there is no need to set arbitrary limitations on the provision of these services. An independent oversight board, which the SEC oversees, is responsible for setting audit, quality control, and ethical standards for audits and is responsible for inspecting, investigating and disciplining firms and their accountants. Subject to regulatory restrictions, audit committees should have discretion to determine whether to use their outside audit firm or another firm for services not related to the audit process. An accountant's familiarity with the company's financial structure, gained through providing non-audit services, can improve the quality of the audit.

SP-ROTATE AUDITORS ISSUE CODE 2003

Vote AGAINST a shareholder proposal asking the company to rotate its auditors.

Mandatory auditor rotation could prevent an auditor from developing a detailed understanding of a company's business, operations, systems, legal structure and accounting practices, and therefore, would reduce the quality and efficiency of the audit process. In addition, it could be costly to the company. Because of the limited pool of accounting firms, auditor rotation may be difficult to implement.

SP-RESTORE PREEMPTIVE RIGHTS ISSUE CODE 2010

Vote FOR a shareholder proposal to restore preemptive rights.

In the absence of preemptive rights, direct stock issuances dilute the positions of stockholders. These rights permit investors to maintain their relative equity position in a company. Preemptive rights reinforce the notion that shareholders own the corporation and are entitled to anything of value distributed by the company, including the opportunity to buy potentially valuable new securities. These rights enable shareholders to maintain their proportional ownership in a company and preserve their voting interests. Moreover, studies indicate that preemptive rights offerings are less expensive than underwritten offerings.

SP-STUDY SALE OR SPIN-OFF ISSUE CODE 2030

Vote CASE BY CASE

SP-ADOPT CONFIDENTIAL VOTING ISSUE CODE 2100

Vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of proxy ballots.

The entire corporate governance system is built on the foundation of the proxy voting process. If the voting system is not fair, the system will not work. It is essential that corporations provide confidential treatment to shareholders and tabulation by a third party for all proxies, ballots and voting authorizations. Proxy voting should be conducted under the same rules of confidentiality that apply to voting in political elections. Open balloting allows companies to re-solicit shareholders to urge them to change their votes--which shareholder proponents do not have an opportunity to do--and creates an opportunity for coercion. Confidential voting minimizes the possibility that shareholders, especially money managers, will be subject to conflicts of interests. Any minimal costs that must be incurred in implementing a confidential voting policy are outweighed by the benefits to shareholders.

SP-COUNTING SHAREHOLDER VOTES ISSUE CODE 2101

Vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

The true measure of support in any voting system is the number of votes cast for and against a particular proposal. A ballot marked "abstain" or a non-vote represents the absence of any real indication of support. When such votes are tabulated, however, they have the effect of a vote against the resolution.

SP-NO DISCRETIONARY VOTING ISSUE CODE 2102

Vote FOR a shareholder proposal to eliminate the company's discretion to vote unmarked proxy ballots.

The board of directors should not have the right to vote signed but unvoted ballots. The true measure of support in any voting system is the number of votes cast for and against a particular proposal. An unmarked ballot represents the absence of any real indication of support.

SP-EQUAL ACCESS TO THE PROXY ISSUE CODE 2110

Vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.

SEC proxy rules already provide ample means for shareholders to participate in the voting process. Under the proxy rules, shareholders have the right to have proposals included in the proxy statement. Many companies also provide shareholders with the right to suggest director candidates to the nominating committee. It would be unworkable to open the proxy mechanism because of the large number of shareholders who might wish to insert comments or offer nominations. Implementing this proposal would put this company at a disadvantage because other companies are not required to do so.

SP-IMPROVE MEETING REPORTS ISSUE CODE 2120

Vote AGAINST a shareholder proposal to improve annual meeting reports.

SEC proxy rules already provide ample means for shareholders to participate in the voting process. Under the proxy rules, shareholders have the right to have proposals included in the proxy statement. Many companies also provide shareholders with the right to suggest director candidates to the nominating committee. It would be unworkable to open the proxy mechanism because of the large number of shareholders who might wish to insert comments or offer nominations. Implementing this proposal would put this company at a disadvantage because other companies are not required to do so.

SP-CHANGE ANNUAL MEETING DATE ISSUE CODE 2130

Vote AGAINST a shareholder proposal to change the annual meeting location.

The location of the annual meeting is a non-issue. Attendance at the meeting by proxy is always an option. The vast majority of shareholders choose not to attend annual meetings in person, even those that are held in major metropolitan areas. Keeping it at a fixed location can be cost-effective and reasonable, and it is best to leave the issue to the discretion of management and the board.

SP-CHANGE ANNUAL MEETING DATE ISSUE CODE 2131

Vote AGAINST a shareholder proposal to change the annual meeting date.

Changing the annual meeting date could delay the annual meeting and result in increased costs by requiring separate mailings of the proxy statement and the annual report. In addition, because the fiscal years of many companies end in December, meeting date conflicts are inevitable. Finally, most shareholders do not attend the annual meetings in person and choose to do so by proxy.

SP-BOARD INCLUSIVENESS ISSUE CODE 2201

Vote FOR a shareholder proposal asking the board to include more women and minorities as directors.

Diversity on the board is important. A vote for a non-binding shareholder proposal seeking to increase the participation of women and minorities on the board sends the proper signal to the board, but it does not compromise the flexibility of the board to search for the best possible candidates.

SP-INCREASE BOARD INDEPENDENCE ISSUE CODE 2202

Vote AGAINST a shareholder proposal to increase board independence.

The board of directors and management of the company are in the best position to determine a workable, efficient structure for the board of directors. The board should be free to identify the individuals who will best serve the shareholders without being hindered by arbitrary limits. Many factors contribute to a successful and well-run board, including the skills, insights and experiences that are offered by directors classified by many as affiliates. "Independence" is not easily defined. The use of an arbitrary standard for "independence" would limit the board's ability to nominate the best candidates.

SP-DIRECTOR TENURE/RETIREMENT AGE ISSUE CODE 2203

Vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.

We believe that experienced board members can bring continuity and insight into the management of a company. Term limits may result in the loss of good board members. Therefore, we will vote against term limit proposals.

SP-MINIMUM STOCK OWNERSHIP BY DIRECTORS ISSUE CODE 2204

Vote FOR a shareholder proposal to require minimum stock ownership by directors.

We encourage directors to own stock and thereby more closely align themselves with the stockholders. We recognize that management may choose to seek directors from a wide range of economic backgrounds. We believe, therefore, that minimum stock ownership requirement should be set at reasonable levels

SP-ALLOW UNION/EMPLOYEE REPRESENTATIVES ON THE BOARD ISSUE CODE 2205

Vote CASE BY CASE

SP-DIRECTOR'S ROLE IN CORPORATE STRATEGY ISSUE CODE 2206

Vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan.

Strategy planning tasks are within the normal definition of the directors' role and do not need to be specifically disclosed, and/or are adequately defined in most companies' existing documents. Too much disclosure regarding strategy formation may put the company at a competitive disadvantage.

SP-INCREASE NOMINATING COMMITTEE INDEPENDENCE ISSUE CODE 2210

Vote FOR a shareholder proposal calling for an all-independent nominating committee.

These proposals suggest that an independent nominating committee (without any management representatives) be established to choose new board candidates. Proponents of this amendment suggest that an independent nominating committee is essential to ensure an independent and accountable board. We agree. Management can be involved in the selection of outside directors by providing recommendations to the nominating committee

SP-CREATE NOMINATING COMMITTEE ISSUE CODE 2211

Vote FOR a shareholder proposal to create a nominating committee of the board.

Directors represent shareholder interests and are responsible for selecting and monitoring the corporation's management team. As a result, a nominating committee should be established to ensure that the most qualified directors, including individuals who are free of ties to incumbent management, are nominated to the board. A nominating committee would focus on the structure and membership of the entire board and would allow the full board to concentrate on other issues.

SP-CREATE SHAREHOLDER COMMITTEE ISSUE CODE 2212

Vote FOR a shareholder proposal urging the creation of a shareholder committee.

Shareholder committees provide shareholders with forums to channel their views to the board. These committees also give shareholders an opportunity to discuss issues relevant to their investments in corporations.

SP-INDEPENDENT BOARD CHAIRMAN ISSUE CODE 2214

Vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.

The directors owe a fiduciary duty to shareholders to enhance the long-term value of the corporation. The board of directors is in the best position to assess the corporation's needs and to create the best possible structure of the company's management. The requirement for an independent chairman would add an unnecessary layer of bureaucracy to the management of the company and could dilute the power of the CEO to provide effective leadership. The board should be able to turn to a non-employee chairman when the circumstances dictate, such as an unexpected vacancy or a transitional period. But arbitrarily forcing a split of the jobs of CEO and chairman of the board may not be in the best interest of the corporation.

SP-LEAD DIRECTOR ISSUE CODE 2215

Vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

The directors are elected to oversee the corporation on behalf of the owners--the shareholders. A lead director can act as an independent conduit of communication to the board and often is encouraged when the CEO also holds the board chair position. A lead director would be responsible for coordinating the non-employee director's evaluation of the board's performance and the contribution of each board member. Implementation of this proposal would establish a formal structure to promote an active role by independent directors on the board.

SP-ADOPT CUMULATIVE VOTING ISSUE CODE 2220

Vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

Cumulative voting may give minority shareholders too much voting control and may divide the board into conflicting special interests, undermining the board's ability to work in the best interests of all shareholders.

SP-REQUIRE NOMINEE STATEMENT IN PROXY ISSUE CODE 2230

Vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.

The board is best qualified to select the nominees for the board. Directors are usually selected after a search process that includes personal interviews and background checks. The company should only be required to comply with the Securities and Exchange Commission's disclosure requirements for each nominee and the implementation of this proposal would put the company at a competitive disadvantage. Forcing directors to comply with any further requirements may discourage qualified individuals from serving on the board.

SP-DOUBLE BOARD NOMINEES ISSUE CODE 2231

Vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.

This type of election system would create a political environment in which nominees compete with each other for the available board seats. The appropriate role of the directors is to present shareholders with a slate of director candidates who are most qualified and who are ready, willing and able to oversee the management of a company's affairs. The implementation of this proposal would make the recruitment of potential directors more difficult and would preclude the board from fulfilling its fiduciary responsibility of advising shareholders on matters in which they are asked to vote.

SP-DIRECTOR LIABLILITY ISSUE CODE 2240

Vote FOR a shareholder proposal to make directors liable for acts or omissions that constitutes a breach of fiduciary care resulting from a director's gross negligence and/or willful neglect.

Directors' business decisions while serving on a board can involve serious consequences. Their conduct can have a large impact, financially and otherwise, on the welfare of a company and its shareholders. Increasing directors' personal accountability for their actions on the board will encourage directors to uphold their fiduciary duties in making these business decisions. This will cause directors to conduct themselves with increased diligence, and will help prevent corruption and negligence among the board.

SP-REPEAL CLASSIFIED BOARD ISSUE CODE 2300

Vote FOR a shareholder proposal to repeal a classified board.

Classified boards may serve to entrench management. Since only a minority of the directors stand for election each year, shareholders do not have the ability to out any other directors who may be acting in a fashion that is against the interests of shareholders.

SP-REDEEM OR VOTE ON POISON PILL ISSUE CODE 2310

Vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill/shareholder rights plan.

Poison pill plans go to the heart of who owns the company - shareholders or the board. Poison pills take decisions on mergers and tender offers out of shareholders' hands by providing directors virtual veto power over an offer. They strip shareholders of their basic right to decide when, to whom and upon what terms to sell their shares. Poison pill plans may harm shareholder value, and can entrench management by deterring stock acquisition offers that are not favored by the board of directors. Instead of fostering negotiations, poison pill plans are designed to discourage or thwart offers before they are ever made. This results in management entrenchment to the detriment of shareholders.

Pill plans may tend to depress stock price and promote poor corporate performance. Several studies and other analyses point to a drop in share value at the time of the adoption of a rights plan. Shareholders, not the directors, are best qualified to determine when and for what price they will sell their shares.

SP-ELIMINATE SUPERMAJORITY PROVISION ISSUE CODE 2320

Vote FOR a shareholder proposal that seeks to eliminate supermajority vote requirements.

Supermajority vote provisions may stifle bidder interest in the company altogether and thereby devalue the stock. Supermajority requirements are often set so high that they discourage tender offers altogether. They may also make it nearly impossible for shareholders to amend anti-takeover provisions contained in charters or bylaws. Some economic studies have shown slight negative stock price effects on the adoption of supermajority vote provisions.

SP-REDUCE SUPERMAJORITY PROVISION ISSUE CODE 2321

Vote FOR a shareholder proposal that seeks to reduce supermajority vote requirements.

Supermajority vote provisions may stifle bidder interest in the company altogether and thereby devalue the stock. Supermajority requirements are often set so high that they discourage tender offers altogether. They may also make it nearly impossible for shareholders to amend anti-takeover provisions contained in charters or bylaws. Some economic studies have shown slight negative stock price effects on the adoption of supermajority vote provisions.

SP-REPEAL FAIR PRICE PROVISION ISSUE CODE 2324

Vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.

Fair price provisions help guard against two-tiered tender offers in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with such an offer may force shareholders to tender before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders.

SP-RESTORE RIGHT TO CALL A SPECIAL MEETING ISSUE CODE 2325

Vote FOR a shareholder proposal to restore shareholders' right to call a special meeting.

The ability of shareholders to call a special meeting is an important right. Without the right, shareholders may have to wait for the annual meeting to take action. Such delays may not be in the best interest of shareholders. Shareholders should have access to procedures that permit them, the owners of the corporation, to bring special circumstances to the attention of the other owners. Limitations on shareholder actions can entrench management, render a corporation less attractive as a takeover candidate and give management a decided advantage in a takeover.

SP-RESTORE RIGHT TO ACT BY WRITTEN CONSENT ISSUE CODE 2326

Vote FOR a shareholder proposal to restore shareholders' right to act by written consents.

Written consent allows shareholders to initiate actions without calling a special meeting or waiting until the annual meeting.

Shareholders should have access to procedures that permit them, the owners of the corporation, to bring special circumstances to the attention of the other owners. Limitations on shareholder actions can entrench management, render a corporation less attractive as a takeover candidate and give management a decided advantage in a takeover.

SP-PROHIBIT TARGETED SHARE PLACEMENT ISSUE CODE 2330

Vote AGAINST a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

The corporation's management team, subject to the review of the board of directors, is responsible for the company's day-to-day operations and strategic planning. As a result, it is best suited to judge the corporation's current and future requirements for raising additional capital. Targeted share placements are less expensive to execute than issuing stock, do not require the high interest rate of traditional debt and can be structured to benefit a limited number of parties. Placing limits on the ability of management and the board to issue blocks of preferred stock to fund the corporation's current operations and future growth is unnecessary and may reduce the corporation's ability to meet its capital needs.

SP-OPT OUT OF STATE TAKEOVER STATUTE ISSUE CODE 2341

Vote CASE-BY-CASE on a shareholder proposal seeking to force the company to opt out of a state anti-takeover statutory provision.

SP-REINCORPORATION ISSUE CODE 2342

Vote AGAINST a shareholder proposal to reincorporate the company in another state.

The board is best qualified to determine the state regulatory environment that is best suited to the company's needs. The board must have the flexibility to take advantage of the appropriate statutory structure that it believes offers it the flexibility to respond to real or perceived threats to the corporation and its shareholders. Economic studies on state anti-takeover statutes have yielded mixed results. Some studies have found that the adoption of state laws has no significant impact on share value. As a result, there is no clear evidence that the adoption of anti-takeover statutes affect share value or that such laws deter takeovers.

SP-ADOPT ANTI-GREENMAIL PROVISION ISSUE CODE 2350

Vote FOR a shareholder proposal to limit greenmail payments.

Greenmail is the name given to certain discriminatory share repurchases. Typically, it refers to a payment that a raider receives from a company in exchange for the raider's shares and a guarantee to terminate a takeover bid. This payment is usually a premium above the market price, so while greenmail can ensure the continued independence of a company, it discriminates against the other stockholders. Buying out the shares of one owner at a price not available to others is unfair. The payment of greenmail may also have an adverse effect on corporate image, among both business associates and consumers. Some economic studies show that greenmail devalues a company's stock price.

RESTRICT EXECUTIVE COMPENSATION ISSUE CODE 2400

Vote AGAINST a shareholder proposal to restrict executive compensation.

Compensation packages may serve to align executive and shareholder interests. Shareholders should not seek to micromanage the board's executive compensation systems, and should defer to the judgment of the board in these matters.

Vote AGAINST a shareholder proposal to restrict executive compensation IF the proposal attempts to limit executive pay without linking compensation to a financial performance measure.

Executive pay levels can be excessive, which becomes a particular concern when pay levels are not tied sufficiently to financial performance. Linking pay to performance is a key issue for shareholder value, and proposals urging such a link merit support.

SP-DISCLOSE EXECUTIVE COMPENSATION ISSUE CODE 2401

Vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.

In 1992, the Securities and Exchange Commission amended the proxy statement disclosure requirements for executive pay. Disclosure of executive compensation beyond what the SEC requires provides no new meaningful information to shareholders and is unnecessary

SP-RESTRICT DIRECTOR COMPENSATION ISSUE CODE 2402

Vote AGAINST a shareholder proposal to restrict director compensation.

Compensation packages are necessary to attract, motivate and retain qualified directors. Compensation packages may serve to align director and shareholder interests. Shareholders should not seek to micro-manage the board's existing compensation systems, and should defer to the judgment of the board in these matters.

SP-CAP EXECUTIVE PAY ISSUE CODE 2403

Vote AGAINST a shareholder proposal to cap executive pay.

Pay caps are not in the best interests of shareholders. Caps may put a company at a competitive disadvantage by negatively affecting its ability to attract, motivate and retain highly qualified executives. A company using pay caps may risk getting stuck with mediocre managers and losing its best talent to higher paying companies.

SP-PAY DIRECTORS IN STOCK ISSUE CODE 2405

Vote AGAINST a shareholder proposal calling for directors to be paid solely with company stock.

Compensation packages are necessary to attract, motivate and retain qualified directors. Shareholders should not seek to micromanage the board's compensation systems, and should defer to the judgment of the board in determining the proper balance of directors' compensation packages.

SP-APPROVE EXECUTIVE COMPENSATION ISSUE CODE 2406

Vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.

Shareholders do not have the expertise necessary to determine appropriate and competitive pay levels. Directors are elected by shareholders to oversee the management of the company. Shareholders should defer to the judgment of the board in these matters

SP-RESTRICT DIRECTOR PENSIONS ISSUE CODE 2407

Vote FOR a shareholder proposal calling for the termination of director retirement plans.

Retirement benefits for non-employee directors are unnecessary and inappropriate. These plans may create a conflict of interest by encouraging directors to remain on the board for no other reason than to receive retirement benefits. Few companies provide these benefits to shareholders.

SP-REVIEW/REPORT ON/LINK EXECUTIVE PAY TO SOCIAL PERFORMANCE ISSUE CODE 2408

Vote AGAINST shareholder proposals that ask management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.

While proposals asking companies to link pay to social performance ostensibly relate to executive compensation, the real intent of the proposal is to change company practices on employee and environmental issues, which fall within the realm of ordinary business matters that should be left to the judgment of managers. Pay should be linked to financial performance, and non-financial criteria can cloud the picture. To the extent that pay should include non-financial criteria, the board should exercise its judgment on appropriate measures, and not be pushed on this issue by shareholders.

SP-NO REPRICING OF UNDERWATER OPTIONS ISSUE CODE 2409

Vote FOR a shareholder resolution seeking shareholder approval to re-price or replace underwater stock options.

Stock options can be very lucrative for employees and are justified because they provide a key element in compensation packages aligning the interest of executives with that of shareholders. However, stock options are valuable only if the stock price increases from the day the option is granted. Programs that allow the company to re-price or replace underwater options (turn in options with exercise prices above the current market value of the stock for new options at or below the market value) eliminate the downside exposure executives face to a fall in the stock's price.

SP-GOLDEN PARACHUTES ISSUE CODE 2414

Vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.

Golden parachutes, which are severance packages contingent upon a change in control, are in the best interests of shareholders. Since parachutes provide specified benefits, they ensure that executives will continue to devote their time and attention to the business despite the threat of potential job loss due to a change in control. Golden parachutes ensure that executives will not oppose a merger that might be in the shareholders' best interests but may cost the executives their jobs. Even during periods free from takeover threats, golden parachutes are in the best interests of shareholders. They help to attract and retain qualified executives. Golden parachutes have also become a standard component of executive pay packages, so the packages help companies offer competitive compensation packages. In light of these reasons, the board of directors should have the discretion to adopt future golden parachutes.

Vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes IF the highest payout formula of current agreements does not exceed 3 times an executive's salary and bonus.

Even during periods free from takeover threats, golden parachutes, which are severance packages contingent upon a change in control, are frequently in the best interests of shareholders. They help to attract and retain qualified executives. Golden parachutes have become a standard component of executive pay packages, and may be necessary to remain competitive in attracting key executives. While golden parachutes may be in the best interests of shareholders, some may be excessive. Golden parachutes should be opposed if the potential payouts to any of the covered executives exceed the level set forth in this guideline.

SP-AWARD PEFORMANCE BASED STOCK OPTIONS ISSUE CODE 2415

Vote AGAINST a shareholder resolution seeking to award performance-based stock options.

Stock options generally are awarded at the fair market value on the day they are granted. Executives should benefit from any increase in the value of the stock after the option is granted, just as shareholders realize the increased value of their holdings.

SP-EXPENSE STOCK OPTIONS ISSUE CODE 2416

Vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement.

Current accounting rules give companies the choice of reporting stock option expenses annually in the company income statement or as a footnote in the annual report. Most companies report the cost of stock options on a pro-forma basis in a footnote in the annual report, rather than include the option costs in determining operating income. Companies will likely cut back on option grants if they are considered an expense, which will ultimately hurt rank and file employees. There is no reliable and standard way to calculate the value of options. Current valuation methods, like the Black-Scholes method, were designed to price short-term tradable options and depend on speculative assumptions. In addition, options are not an expense, but rather a cost incurred by shareholders in the form of dilution, which is reflected in the form of lower earnings per share. Current disclosure is sufficient as the costs are already disclosed in the notes to financial statements in the company's 10-K filing

SP-PENSION FUND SURPLUS ISSUE CODE 2417

Vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.

Executive incentive compensation should be determined without regard to any pension fund income, so that the compensation of senior executives will be more closely linked to their performance in managing the business. We believe that using "vapor profits," defined as pension fund earnings, in compensation calculations unfairly boost payouts and awards, and distorts the principle of pay for performance. We believe that only true operating income should be considered in determining executive compensation. This would discourage companies from using pension accounting to manage their earnings by changing assumptions to boost the amount of pension income that can be factored into operating income. It may also discourage companies from boosting pension income at the expense of employees and retirees by reducing anticipated benefits or withholding improved benefits.

SP-CREATE COMPENSATION COMMITTEE ISSUE CODE 2420

Vote FOR a shareholder proposal to create a compensation committee.

Compensation decisions and policies for executive pay should be made by a committee, and this committee should be composed of directors who are not employed by the company and do not have significant personal or business relationships with the company. This ensures that executive pay decisions are made in the best interests of shareholders by directors who are free from potential conflicts of interest.

SP-HIRE INDEPENDENT COMPENSATION CONSULTANT ISSUE CODE 2421

Vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

Setting an arbitrary standard for the compensation committee is unnecessary and not in the best interests of shareholders. Directors are elected by shareholders to oversee the management of the company, and shareholders should defer to their judgment in establishing the composition and membership of board committees.

SP-INCREASE COMPENSATION COMMITTEE INDEPENDENCE ISSUE CODE 2422

Vote AGAINST a shareholder proposal to increase the independence of an audit committee.

The board of directors and management of the company are in the best position to determine a workable, efficient structure for the board of directors. The board should be free to identify the individuals who will best serve the shareholders without being hindered by arbitrary rules. In addition, regulatory rules ensure the independence of these committees. Many factors contribute to a successful and well-run board, including the skills, insights and experiences that are offered by directors classified by many as affiliates. "Independence" is not easily defined.

SP-INCREASE KEY COMMITTEE INDEPENDENCE ISSUE CODE 2501

Vote FOR a shareholder proposal to increase the independence of the board's key committees.

Directors are charged with selecting and monitoring the corporation's management team. The board must be structured to encourage nominations of "independent" directors--individuals who are free of ties to management. The best way to accomplish this is to limit membership on the board's key committees to directors who have no ties to the company other than those relationships created as a result of their service on the board.

SP-DEVELOP/REPORT ON HUMAN RIGHTS POLICY ISSUE CODE 3000

Vote AGAINST shareholder proposals that ask management to develop or report on their human rights policies.

Asking management to develop or promote human rights policies could expose its business in certain countries to political retaliation and loss of market share or government contracts. The promotion of human rights overseas is the responsibility of the citizens and governments of those countries and of international diplomacy. We therefore believe it is inappropriate to ask management to develop or report on human rights policies.

SP-REVIEW OPERATION'S IMPACT ON LOCAL GROUPS ISSUE CODE 3005

Vote AGAINST shareholder proposals that ask management to review or report on its operations' impact.

We believe that it is not management's responsibility, but government's, to review, resolve or adjudicate such conflicts.

SP-BURMA-LIMIT OR END OPERATIONS ISSUE CODE 3030

Vote AGAINST shareholder proposals that ask management to cut financial and business ties to Burma's military regime, or to withdraw from or suspend operations in Burma.

The resolution is unnecessary and inappropriate because the question of whether to operate in Burma is an ordinary business decision. Oversight by shareholders (beyond major financial issues that should be discussed in regular corporate reporting) is not appropriate.

SP-BURMA-REVIEW OPERATIONS ISSUE CODE 3031

Vote AGAINST shareholder proposals that ask for a comprehensive report on operations in or contracting from Burma.

The resolution is unnecessary and inappropriate because the question of whether to operate in Burma is an ordinary business decision. Oversight by shareholders (beyond major financial issues that should be discussed in regular corporate reporting) is not appropriate. .

SP-CHINA NO USE OF FORCED LABOR ISSUE CODE 3040

Vote AGAINST a shareholder proposals that ask management to certify that company operations are free of forced labor.

We are satisfied that the company maintains reasonable safeguards against developing relationships with organizations that use forced labor. In addition, the attempt to influence such labor practices could complicate commercial and political relationships that may be important to the company. Thus, the certification proposal is unnecessary.

SP-CHINA ADOPT CODE OF CONDUCT ISSUE CODE 3041

Vote AGAINST shareholder proposals that ask management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China or of similar codes.

We believe adoption of the code would be inappropriate because U.S. companies should not engage in the internal political affairs of host countries to press for human rights. Moreover, management is in the best position to make decisions about pay and working conditions and environmental management. It is the responsibility of employees, local trade unions and the government--not shareholders--to negotiate and/or regulate appropriate levels of compensation and safety requirements. A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations.

SP-REVIEW MILITARY CONTRACTING CRITERIA ISSUE CODE 3100

Vote AGAINST shareholder proposals that ask management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

The resolution is unnecessary and inappropriate because management, in the course of pursuing its routine business interests, already considers, acts on, and releases information on many of the criteria that are of concern to the resolution's proponents. Requiring management to create and publicize a special set of guidelines to govern the way it arrives at, and implements, decisions regarding its Pentagon contracts would constitute an unnecessary duplication of effort, a distraction and a costly burden on the company.

Moreover, the proponents of the resolution are motivated by political and ideological considerations, which are most appropriately addressed in forums other than corporate proxy statements and annual meetings.

SP-REVIEW ECONOMIC CONVERSION ISSUE CODE 3110

Vote AGAINST shareholder proposals that ask management to create a plan for converting company facilities that are dependent on defense contracts toward production for commercial markets.

Conversion planning and forays by defense contractors into commercial markets historically have resulted in unacceptably high rates of failure. The preferred solution to the displacements posed by downturns in defense spending is to allow market forces to run their course, and to allow management to respond to the changing market environment to the best of its ability, unencumbered by politically motivated requests for information or courses of action forced upon it by outside parties.

SP-REVIEW SPACE WEAPONS ISSUE CODE 3120

Vote AGAINST shareholder proposals that ask management to report on the company's government contracts for the development of ballistic missile defense technologies and related space systems.

Responsibility for deciding whether developing a certain military technology is essential for the nation's defense resides exclusively with the executive and legislative branches of the U.S. government. Defense contractors have an obligation to participate in programs deemed by our elected officials to be in the national interest. Asking a defense contractor to publicly address the issue of its participation in the development of ballistic missile defense technologies and related space systems would involve management in the inappropriate second-guessing of the national security decisions of the nation's elected representatives.

Moreover, shareholders interested in knowing more about corporate participation in the development of ballistic missile defense technologies and related space systems can usually gain a clearer picture of any given company's activities by referring to existing, open sources of information. Preparing a special report on an area that represents a relatively small percentage of the company's total business activities would constitute an unnecessary and costly burden on management.

SP-REVIEW FOREIGN MILLITARY SALES ISSUE CODE 3130

Vote AGAINST shareholder proposals that ask management to report on the company's foreign military sales or foreign offset activities.

Responsibility for deciding whether to sell military equipment to allied nations (and under what terms) resides exclusively with the U.S. government. Asking a defense contractor to publicly address the issue of its foreign military sales would involve management in the inappropriate second-guessing of the foreign policy decisions of the nation's elected representatives. Similarly, we note that offsets have become a necessary component of successful bids, and that U.S. defense contractors must already report to the U.S. government on the terms of their offset agreements. Although they may have some short-term disadvantages, the long-term benefits can include developing business relationships that could lead to valuable technology upgrade contracts in the future. Responsibility for deciding whether to sell military equipment to allied nations--and under what terms--resides exclusively with the U.S. government, and a definitive U.S. policy is under review according to the terms of the Defense Offsets Disclosure Act of 1999.

Provided that the company is in compliance with U.S. law, it should be allowed to pursue its opportunities in foreign markets as it sees fit. Management is in the best position to determine whether the company's foreign military contracts will yield a positive net income in the short run and maintain or improve its competitive position in the long run. It therefore should be able to go about its business unencumbered by politically motivated requests for information or courses of action forced upon it by outside parties.

SP-LIMIT OR END NUCLEAR WEAPONS PRODUCTION ISSUE CODE 3150

Vote AGAINST shareholder proposals that ask management to limit or end nuclear weapons production.

The company conducts its work on nuclear weapons under contract with the U.S. government and in support of the national security of the United States. We note that since 1991, the governments of the United States, the Soviet Union and its successor states have reached and implemented agreements to reduce their nuclear weapons stockpiles. We also note that the current Bush administration has openly stated that it favors a reduced nuclear arsenal, but that it may need to improve existing nuclear weapons and possibly develop new ones in order to destroy an enemy's biological weapons, chemical weapons or weapons of mass destruction. We believe it is inappropriate for us, as shareholders, to second-guess the national security framework developed by our elected leaders, or management's decision to pursue and implement the contract in line with the company's business interests.

SP-REVIEW NUCLEAR WEAPONS PRODUCTION ISSUE CODE 3151

Vote AGAINST shareholder proposals that ask management to review nuclear weapons production.

The company conducts its work on nuclear weapons under contract with the U.S. government and in support of the national security of the United States. We note that since 1991, the governments of the United States, the Soviet Union and its successor states have reached and implemented agreements to reduce their nuclear weapons stockpiles. We also note that the current Bush administration has openly stated that it favors a reduced nuclear arsenal, but that it may need to improve existing nuclear weapons and possibly develop new ones in order to destroy an enemy's biological weapons, chemical weapons or weapons of mass destruction. We believe it is inappropriate for us, as shareholders, to second-guess the national security framework developed by our elected leaders, or management's decision to pursue and implement the contract in line with the company's business interests.

SP-REVIEW CHARITABLE GIVING POLICY ISSUE CODE 3210

Vote AGAINST shareholder proposals that ask companies to review or disclose their charitable giving policy and programs.

We believe that corporate giving programs can contribute to shareholder value and serve society. Companies tend to focus their charitable giving in the communities where they operate, and they receive good will and improved customer relations from making these contributions. However, we also believe that charitable contributions are routine business decisions that should be made by management, with oversight from the board of directors and auditors. Therefore, asking management to review or report on its charitable giving program constitutes unwarranted shareholder interference in management's routine business decisions, and we will not support such proposals. Management is best positioned to determine how much to give and to whom and how to structure its program.

SP-LIMIT OR END CHARITABLE GIVING ISSUE CODE 3215

Vote AGAINST shareholder proposals to limit or end charitable giving.

We believe that the company's giving program contributes to shareholder value and serves society. Companies tend to focus their charitable giving in the communities where they operate, and they receive good will and improved customer relations from making these contributions. Moreover, companies today are broadly expected to maintain charitable giving programs as part of their overall corporate responsibility. We therefore oppose proposals that ask companies to limit or end their charitable giving

SP-REVIEW POLITICAL SPENDING ISSUE CODE 3220

Vote AGAINST shareholder proposals that ask companies to increase disclosure of political and PAC contributions and activities.

It is up to the board of directors and auditors to ensure oversight of political contributions and any company PACs, which are routine business matters. Moreover, adequate disclosure is required by current federal law, so requested reports (particularly on disclosure of PAC contributions) are unnecessary. Corporations are allowed to participate in the political process under certain rules and restrictions, and efforts to further restrict the corporate role or to require greater disclosure should focus on legislative change.

SP-LIMIT OR END POLITICAL SPENDING ISSUE CODE 3221

Vote AGAINST shareholder proposals that ask companies to limit or end their political contributions.

It is up to the board of directors and auditors to ensure oversight of political contributions, which are routine business matters. Corporations are allowed to participate in the political process under certain rules and restrictions, and efforts to further restrict the corporate role or to require greater disclosure should focus on legislative change.

SPDISCLOSE PRIOR GOVERNMENT SERVICE ISSUE CODE 3222

Vote AGAINST shareholder proposals requesting the disclosure of company executives' prior government service.

Management is in the best position to determine who is best qualified to meet the needs of the company. The proposals are unnecessary, because management follows the disclosure requirements mandated by the Securities and Exchange Commission in the proxy statement, the 10-K and other company reports. We also respect the right of privacy of the individuals who would be a part of this disclosure.

SP-AFFIRM POLITICAL NONPARTISANSHIP ISSUE CODE 3224

Vote AGAINST shareholder proposals requesting affirmation of political nonpartisanship.

These proposals are unnecessary. Federal law allows companies to sponsor and provide administrative support to political action committees, but prohibits direct donations or coerced employee participation. Thus, employees already have recourse to legal action should such coercion occur.

SP-REVIEW TOBACCO MARKETING ISSUE CODE 3300

Vote AGAINST shareholder proposals that ask management to report on or change tobacco product marketing practices.

The regulation of marketing practices is a responsibility of national and local governments as well as the 1998 Master Settlement Agreement, which mandates a series of marketing reforms. Outside of those defined areas of jurisdiction, tobacco companies have rightful discretion over how to market their products. Individual companies should not be asked to report or institute marketing policies that may be addressed through regulatory or legal action. Moreover, management must consider that any actions it takes unilaterally to restrict tobacco product marketing practices, independent of government action or irrespective of local custom, could harm its competitive position if other tobacco companies do not respond in kind. Finally, some may view changes in tobacco product marketing practices as an acknowledgement of past shortcomings, inviting new lawsuits against the companies. We therefore oppose resolutions asking management to report on or change tobacco product marketing practices.

SP- REFRAIN FROM CHALLENGING GOVT LAWS

Vote AGAINST shareholder proposals that ask a company to refrain from challenging legislation, regulations and government studies related to tobacco.

Management is in the best position to decide what actions are needed to ensure the profitable operation of our company. The manufacture, marketing and use of tobacco products is legal in the United States, and it is in our company's best interest to maintain a reputable corporate image in the public eye, and to continue to manufacture and market its products in a free-market economy. For this reason we support a company's right to challenge governmental regulation, legislation and studies related to tobacco. We oppose all proposals that ask a company to give up this right.

SP-SEVER LINKS WITH TOBACCO INDUSTRY ISSUE CODE 3307

Vote AGAINST shareholder proposals to sever the company's links to the tobacco industry.

Management is generally in the best position to make decisions about what investments and lines of business are suitable for the company. The manufacture, marketing and use of tobacco and related products are legally sanctioned throughout the world. Any further regulations or restrictions on tobacco business activity are rightly the responsibility of governments, not shareholders. Short of such regulation, reporting on or dissolving ties with the tobacco industry by the company is likely to result in unnecessary expenses and/or loss of revenues and profits, and therefore is not in the company's or the shareholders' interests. We therefore oppose all proposals that ask a company to report on or approve dissolution of links with the tobacco industry.

SP-REVIEW OR REDUCE TOBACCO HARM TO HEALTH ISSUE CODE 3308

Vote AGAINST shareholder proposals to review or reduce tobacco harm to health IF the proposal concerns adoption of a no-smoking policy for a facility or place of business.

The decision to smoke is a personal one and a right protected by law. Some scientific studies suggest smoking may damage the health of non-smokers as well as smokers. In 1993, the U.S. Environmental Protection Agency listed environmental tobacco smoke (ETS) as a class A carcinogen, on a par with asbestos, radon gas and other airborne toxins. However, this ruling has been overturned on court challenges by the tobacco industry.

Though the trend over the last 10 years has been toward adoption of smoking restrictions in workplaces, we believe the decision to smoke is a personal one and should be protected wherever it is not regulated by law. Policies concerning workplace smoking should be based on particular circumstances of a given company, facility or group of employees, and should not be decided by shareholders. For these reasons, we oppose proposals that ask a company to adopt a no-smoking policy for a facility or place of business.

SP-REVIEW OR PROMOTE ANIMAL WELFARE ISSUE CODE 3320

Vote AGAINST shareholder proposals that ask management to review or promote animal welfare.

Government regulation is the most appropriate mechanism for ensuring that farm and laboratory animals are treated humanely, protecting human health. Product testing and maintaining a properly run chain of supply for food animals used for company products also are quintessentially ordinary business matters that are most properly the purview of management.

Suggesting additional levels of management oversight for animal welfare at farms that produce animals used for company products would be burdensome and expensive. The company can have little control over conditions at its food suppliers, beyond insisting that legal standards for animal welfare and sanitation are met.

Companies at times must use animal tests to ensure product safety; the science is simply not yet there to allow for the complete replacement of all animal tests. In addition, no animal tests may be more expensive, and federal law still encourages many animal safety tests, as do foreign governments. At any rate, companies generally use the lowest possible number of animals in product safety tests, exhausting all alternatives before turning to animals; animal use has fallen substantially as a result. Any requested reports might well be misused by animal protection groups to further attack the company on other related grounds.

SP-REVIEW DRUG PRICING OR DISTRIBUTION ISSUE CODE 3340

Vote AGAINST shareholder proposals that ask companies to report or take action on pharmaceutical drug pricing or distribution.

Pricing policy is a quintessential ordinary business issue that should not be brought to shareholders. Further, price restraint policy is a bad business idea because it would tie the hands of management, which needs to be as flexible as possible in hostile market conditions. Adopting a price restraint policy would threaten research and development investments, which are the lifeblood of the industry. It is also not in the best interest of fiduciaries to lobby for price restraint, which could lower profit margins for the company and its shareholders. Further, to adopt a price restraint policy unilaterally would put the company at a competitive disadvantage compared with other firms in the industry that do not have a similar policy.

Reports on how the company prices its products are unnecessary because this is an ordinary business matter that is properly only the purview of management. A report also might reveal information that competitors could use to undercut the company, something we particularly cannot afford in today's difficult business climate. Information on pricing policy also might be misused by industry critics, who have a long record of twisting reports to suit their own political agenda; this is a risk we cannot afford given the U.S. health care debate, possible domestic price constraints imposed by government, and tricky questions of international markets.

We therefore vote against all proposals asking for drug price restraint or disclosure.

SP-OPPOSE EMBRYO/FETAL DESTRUCTION ISSUE CODE 3350

Vote AGAINST shareholder proposals that ask companies to take action on embryo or fetal destruction.

This is an ordinary business decision.

SP-REVIEW NUCLEAR FACILITY/WAST ISSUE CODE 3400

Vote AGAINST shareholder proposals that ask companies to review or report on nuclear facilities or nuclear waste.

The nuclear power industry is closely regulated in the United States. The U.S. National Regulatory Commission, which has oversight responsibility for both commercial nuclear reactors and research reactors, annually conducts about 2,000 inspections of nuclear material licensees. These inspections cover areas such as training of personnel who use materials, radiation protection programs and security of nuclear materials. The NRC also requires reactor operators to have defenses against commando attack by several skilled attackers and to conduct background checks on employees. Moreover, the NRC posts quarterly updates, on its website, of its assessments of every nuclear plant operating in the United States.

Given the regulatory oversight that already exists and detailed assessment reports that are already available to the public, we believe that proposals that ask companies to issue special reports or conduct special reviews for their shareholders on their nuclear operations are redundant and an unjustifiable drain on company resources

SP-REVIEW ENERGY EFFICIENCY & RENEWABLES ISSUE CODE 3410

Vote AGAINST shareholder proposals that ask companies to reduce their reliance on nuclear and fossil fuels, to develop or use solar and wind power, or to promote energy efficiency, or to review or report these issues.

We believe that decisions about the level or mix of energy to use or develop are business strategy matters best left to management to make in response to regulatory requirements, technological developments, and supply and demand. We note that U.S. government agencies such as the Nuclear Regulatory Commission and the Environmental Protection Agency already impose certain restrictions on energy producers to protect environmental and human health. Achieving energy efficiency gains or installing renewable technologies almost always entails added capital investments and expenses. If cost-effective ways of reducing energy use are available, one can assume the company already is exploiting such opportunities, because it is in its financial interest to do so. Similarly, if a company is not using or purchasing renewable energy, one can assume that no cost-effective sites or purchasing options are available.

The costs of regulatory compliance, plus the price signals generated by energy supply and demand, generate sufficient information to management for it to determine which energy path is most cost-effective, making special reviews and reports to shareholders unnecessary. Therefore, we oppose all proposals that ask management to report on or increase energy efficiency or to report, use or develop wind and solar power.

SP-ENDORSE CERES PRINCIPLES ISSUE CODE 3420

Vote FOR shareholder proposals that ask management to endorse the Ceres principles.

Virtually all corporations affect the environment and have a responsibility to protect it. With costs of environmental compliance rising, companies that pay close attention to the environment are in a better position to control these costs and maintain their profitability. In addition, a strong environmental focus may lead to product innovations that fulfill growing demand for environmentally sound products and services.

The Ceres principles, as a broad statement of environmental policy, encourage companies to take a pro-active approach in managing their environmental affairs. While the principles are generic, and meant to apply to all industries, companies may tailor them to suit their own circumstances. Major corporations such as BankAmerica, Coca-Cola, General Motors, Nike and Northeast Utilities have endorsed the Ceres principles yet maintain their own company-specific set of environmental principles as well.

Some investors and consumers are skeptical of claims made by corporations about their commitments to protect the environment. A company that endorses the Ceres principles and completes the Ceres Report form may bolster its public standing -- and thus its economic well-being -- by sharing information with its stakeholders: investors, employees, neighboring communities and consumers. An endorsing company may also find that interaction with environmental and investor groups that belong to Ceres constitutes a low-cost sounding board or consultant for its environmental affairs.

One final economic consideration is that companies implementing environmental compliance monitoring and self-audit programs tend to fare better in enforcement proceedings than companies that do not, according to Environmental Protection Agency and Department of Justice guidelines. Companies that promptly report and fully remedy compliance violations are less likely to face criminal penalties (although civil actions remain an enforcement option). Endorsing the Ceres principles and completing the Ceres Report may augment such a disclosure process. Moreover, information disclosed to the public in the Ceres Report may bring corporations one step closer toward standardized, accountable measures of environmental performance, which will aid investors in making future investment decisions.

SP-CONTROL GENERATION OF POLLUTANTS ISSUE CODE 3422

Vote AGAINST shareholder proposals that ask management to control emissions of pollutants.

Emission of pollutants is an inevitable consequence of most manufacturing processes. The authority to restrict these emissions is properly vested in the government and should not be usurped by shareholders. Concerned shareholders have an opportunity to take part in the public rulemaking process, just as corporations do. It is not appropriate for them to use the shareholder resolution process as a platform for their ideas.

Moreover, controlling emissions of pollutants usually entails added capital investments and expenses. If cost-effective ways of controlling emissions are available, one can assume that the company already is exploiting such opportunities, because it is in its financial interest to do so. If the company is not controlling emissions to the extent desired by the proponent, it may be because such controls would be costly to implement, provide little added benefit to the environment and/or adversely affect the company's competitive position.

SP-REPORT ON ENVIORNMENTAL IMPACT OR PLANS ISSUE CODE 3423

Vote AGAINST shareholder proposals that ask companies to report on their environment impact or plans.

Industry and government have responded to the public's desire for information on corporate environmental impacts and plans. The 1969 National Environmental Policy Act requires companies to issue environmental impact assessments for major domestic projects. Congress has also passed several important right-to-know laws to compel disclosure of Material Safety Data Sheets and other environment, health and safety information to employees and neighbors of manufacturing plants. In addition, many companies have set up Community Advisory Panels in communities where their plants are located. Now it is even commonplace for large industrial companies to issue stand-alone annual environmental reports outlining their progress on major environmental initiatives.

Therefore, we believe shareholder requests for additional information on corporate environmental impacts or plans are already addressed in a number of government regulations and industry programs, making further communication and information exchanges duplicative and unnecessary. At the same time, a willingness to respond to such requests could lead to a costly and open-ended process with opponents of the company's operations and/or development plans. Their ultimate desire may be to generate negative publicity and introduce opposing views in the company's decision making process that results in costly and perhaps unwarranted changes in project development plans. As shareholders, it is not prudent to invite such risks by encouraging communication and disclosure beyond that required by law.

SP-REPORT OR TAKE ACTION ON CLIMATE CHANGE ISSUE CODE 3425

Vote AGAINST shareholder proposals that ask management to report or take action on climate change.

We believe major uncertainties remain about climate change and the appropriateness of policies to address it. In 2001, President George W. Bush withdrew U.S. support of the

Kyoto Protocol, an international treaty that sets targets and timetables to reduce greenhouse gas emissions in industrialized countries. Most U.S. companies support the President's move.

We believe it is not appropriate or in shareholders' best interests to ask management to report or take action on climate change unilaterally. Moreover, estimating the potential costs, benefits and liabilities of addressing climate change is highly uncertain in light of the remaining scientific, political and legislative uncertainties. Concerned shareholders have other opportunities to take part in the public debate over global warming and should not use the shareholder resolution process as a platform for their views. Management is vested with responsibility to take action when it is in the financial interest of the company to do so -- and to report to shareholders when and if it determines that developments may materially affect the company. Accordingly, there is no need for shareholders to make this special request of management.

REVIEW OR CURB BIOENGINEERING ISSUE CODE 3430

Vote AGAINST shareholder proposals that ask management to report on, label or restrict sales of bioengineered products.

There are no substantive differences between foods made with ingredients from genetically modified plants and foods from plants that have been conventionally bred. The introduction of a single gene into a plant is a natural improvement on the plant crossbreeding that began with the domestication of wild grain. Scientists have been studying genetic modification for decades and the U.S. government reviews new genetically modified plants to ensure that they do not pose a threat to humans or the environment. The genetically modified plants currently being grown benefit the environment and farmers by increasing crop yields and reducing the amount of pesticides required. Rice that has been genetically modified to contain Vitamin A is already available in countries where a lack of that vitamin kills and blinds hundreds of thousands of children each year; in the future genetic modification may lead to plants that contain other nutrients, allowing people worldwide to lead longer and healthier lives. A significant backlash against genetic modification could impede this life-saving scientific progress.

A substantial percentage of farmers prefer to grow genetically modified crops--in 2001, 63 percent of all soybeans and 24 percent of all corn grown in the United States were genetically modified varieties. Corn and soybeans are used for ingredients including cooking oils, sweeteners and starches, and are therefore present in the vast majority of foods. In many cases, however, the genetic modification affects only a plant's leaves, which are not eaten and are therefore absent from food products made from the plant. Many grain dealers mix modified and non-modified crops, so raw agricultural materials available in the open market are assumed to contain some genetically modified materials unless they have been certified otherwise. These certified agricultural products are more expensive, and quantities large enough for all of a major food manufacturer's products may be difficult to obtain.

Labeling of foods made from genetically modified plants, as some resolutions request, would put companies at a serious competitive disadvantage. At present, the only foods including information on genetic modification on their labels are made by companies that do not use genetically modified plants. A label simply stating that a food was made from genetically modified plant materials might cause consumers to buy the product of a competitor that also used genetically modified plants, but did not say so on the package label. FDA's current labeling requirements do not leave sufficient room on many packages to explain to consumers that genetically modified plants are safe to eat and may help the environment.

SP-PRESERVE/REPORT ON NATURAL HABITAT ISSUE CODE 3440

Vote AGAINST shareholder proposals that ask companies to preserve natural habitat.

We believe that decisions on preserving open space and wilderness areas are the purview of government policymakers at local, regional and national levels. Companies should be free to make investments and site facilities wherever such land use is not barred by laws or regulation. For shareholders to impose further restrictions on management's investment, exploration and development options could put the company at a competitive disadvantage and harm shareholder value.

SP-REVIEW DEVELOPING COUNTRY DEBT ISSUE CODE 3500

Vote AGAINST shareholder proposals asking companies to review their developing country debt and lending criteria and to report to shareholders on their findings.

We believe that risk management policies and procedures are best left to management's discretion and that it is inappropriate for shareholders to request that management report on its criteria for lending to developing and/or emerging market economies

SP-REVIEW SOCIAL IMPACT OF FINANCIAL VENTURES ISSUE CODE 3503

Vote AGAINST shareholder proposals that request companies to assess the environmental, public health, human rights, labor rights or other socio-economic impacts of their credit decisions.

We feel it is the responsibility of members of local civil society and governments--not shareholders--to determine what kinds of development projects and lending activities are appropriate. A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise issues that are more appropriately dealt with by government regulators. In addition, reports on the subject could distract management or attract unwanted scrutiny of the company's practices and only serve to support arguments that commercial banks should incorporate social or environmental criteria into decisions on loans.

SP-REVIEW FAIR LENDING POLICY ISSUE CODE 3520

Vote AGAINST shareholder proposals requesting reports and/or reviews of plans and/or policies on fair lending practices.

Beyond assessments based on creditworthiness, risk and other financial matters, we feel it is the responsibility of governments--not shareholders--to establish regulations on lending. Several laws already bar various discriminatory or predatory lending practices. These include the Community Reinvestment Act, which obligates banks to meet the credit and deposit needs of all the communities in which they are chartered, and the three major laws that protect consumers in the mortgage-lending arena: the Truth in Lending Act (TILA), the Real Estate Settlement Procedures Act (RESPA) and the Home Ownership and Equity Protection Act (HOEPA). A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise issues that are more appropriately dealt with by government regulators.

SP-REVIEW PLANT CLOSINGS ISSUE CODE 3600

Vote AGAINST shareholder proposals that ask companies to establish committees to consider issues related to facilities closure and relocation of work.

The proposed committee is an unnecessary distraction for board members, and inappropriately involves employees and outside community representatives in decisions about plant closings and relocation of work. These decisions should be made by management and the board based on their analysis of what is in the best interest of the company and its shareholders. With rapid technological and other changes leading to rapid changes in production and employment, it is important that management have a free hand to respond quickly to new opportunities. The proposed committee could hamper management in making appropriate investment decisions.

SP-REPORT ON EEO ISSUE CODE 3610

Vote FOR shareholder proposals that ask management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

Equal employment opportunity is an appropriate area of concern for shareholders. Effective equal employment opportunity policy provides a company with two significant economic benefits: the avoidance of costly settlement or fines for violating federal discrimination laws and potentially increased earnings from a diverse work force able to compete in an increasingly global marketplace.

An independent, overall assessment of a company's equal employment opportunity programs and policies is beneficial, yet obtaining information from the government about a company's work force can be time-consuming or costly. Moreover, such information is not available in all instances. If a company is not a federal contractor or has not been involved in litigation, its EEO-1 reports are not available from the government, and even if it is the Department of Labor also may decline to release its EEO-1 reports. Furthermore, the company itself is the only source of some information, such as a summary of its affirmative action programs and policies and data on specific job categories that are more narrowly defined than in the EEO-1 reports. Because of federal reporting requirements, the costs to companies of complying with shareholder resolutions requesting EEO reporting are relatively small.

More disclosure from management to shareholders on affirmative action programs is generally desirable. We believe that reporting to shareholders on affirmative action keeps the issue high on a company's agenda, reaffirms a commitment to equal employment opportunity, and bolsters its standing with employees and the public and thus its economic well-being.

Vote AGAINST shareholder proposals that ask management to report on the company's affirmative action policies and programs IF the company's EEO-1 reports and compliance record indicate it has an average or above-average employment record.

While a company's willingness to disclose its EEO-1 reports is a significant factor, a company's record in the area of affirmative action is ultimately the criterion by which it should be judged. If the representation of women and minorities in a company's work force is below the industry average, particularly in upper-tier job categories, it would be helpful for the company to provide supplemental or interpretive data explaining the company's particular challenges in meeting its affirmative action goals. Shareholders also would find a summary of the company's affirmative action program helpful in assessing management's efforts to recruit and retain women and minorities. Similar explanatory data would provide little benefit to shareholders of a company that has an average or above-average employment record, because its record suggests it already is addressing affirmative action issues in a satisfactory manner.

SP-DROP SEXUAL ORIENTATION FROM EEO POLICY ISSU CODE 3614

Vote AGAINST shareholder proposals that ask management to drop sexual orientation from EEO policy.

An explicit company ban on anti-gay discrimination is the most important step a company can take to deter anti-gay harassment and discrimination in its workplace. In the absence of a federal prohibition on discrimination based on sexual orientation, gay and lesbian employees are dependent on local laws and corporate policies for protection. Only 12 states and fewer than 150 cities and counties have adopted laws barring sexual orientation discrimination in private employment. Furthermore, being dependent on local laws can hamper an employee's ability to transfer within a company or to take advantage of other job opportunities.

Equal employment for lesbians and gay men is a financial as well as a legal issue for corporations. Barring discrimination based on sexual orientation is essential to recruiting and retaining talented gay employees; nearly 60 percent of the companies in the Fortune 500 have such a policy in place. Companies that ignore equal protection also will open themselves to eventual litigation, as well as adverse publicity. The company would likely become the target of gay groups if it were to drop the reference to sexual orientation.

Another rationale to vote against this proposal is that equal employment opportunity practices are ordinary business matters that are up to management to decide.

SP-ADOPT SEXUAL ORIENTATION ANTI-BIAS POLICY ISSUE CODE 3615

Vote AGAINST shareholder proposals that ask management to adopt a sexual orientation non-discrimination policy.

Equal employment opportunity practices are ordinary business matters that are up to management to decide. Moreover, nearly every company has a corporate-wide non-discrimination statement designed to prohibit harassment or discrimination on any basis in its workplace. Such policies are sufficient; references to specific groups of people should be limited to classes protected under federal legislation, such as racial minorities or women. Listing additional groups in non-discrimination policies would divert attention from the basic need for a workplace free of harassment and employment discrimination and would open the door for other groups to request specific mention as well. The company also could become the target of adverse publicity from conservative groups if it were to adopt such a policy.

SP-REVIEW MEXICAN WORK FORCE CONDITIONS ISSUE CODE 3621

Vote AGAINST shareholder proposals that ask management to report on or review Mexican operations.

Management is in the best position to make decisions about pay, working conditions and environmental protection procedures. It is the responsibility of employees, local trade unions and the government--not shareholders--to negotiate and/or regulate appropriate levels of compensation and safety requirements. Mexican law defines the environmental precautions that companies must follow, and a fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise environmental issues that are more appropriately dealt with by government regulators. A review or report to shareholders on Mexican operations also could hamper management's handling of those operations and produce unnecessary scrutiny of its activities. We therefore vote against resolutions asking companies to review or report on Mexican operations.

SP-ADOPT STANDARDS FOR MEXICAN OPERATION ISSUE CODE 3622

Vote AGAINST shareholder proposals that ask management to adopt standards for Mexican operations.

This is an ordinary business decision.

SP-REVIEW OR IMPLEMENT MACBRIDE PRINCIPLES ISSUE CODE 3630

Vote AGAINST shareholder proposals that ask management to review or implement the MacBride principles.

Matters relating to the conduct of corporate activity in a foreign country generally should be determined by the government of that country. Moreover, we are satisfied that Northern Ireland's fair employment laws provide reasonable safeguards against discrimination, and there is no reason to ask the company to implement the MacBride principles. Management should not be hamstrung in implementing policy in this sensitive area by broad-stroke requirements placed on management by shareholders. The practical meaning of the MacBride principles is not clear, and we have reservations about the wording of some of the principles. Thus, the MacBride code at best is unnecessary and at worst is counterproductive.

SP-URGE MACBRIDE ON CONTRACTOR/FRANCHISEE ISSUE CODE 3632

Vote AGAINST shareholder proposals that ask companies to encourage their contractors and franchisees to implement the MacBride principles.

We believe that companies whose presence in Northern Ireland is through franchises or subcontractors have limited control over the fair employment policies and practices of these businesses. Attempts to influence those policies could complicate commercial relationships that may be important to the company. Thus, we do not believe the company should try to get those with whom it does business in Northern Ireland to implement the MacBride principles. This position is reinforced by our view that matters relating to the conduct of corporate activity in a foreign country generally should be determined by the government of that country. Moreover, we are satisfied that Northern Ireland's fair employment law provides reasonable safeguards against discrimination. Contractors and franchisees should not be hamstrung in implementing policy in this sensitive area by broad-stroke principles urged on them by the company's shareholders.

SP-REVIEW GLOBAL LABOR PRACTICES ISSUE CODE 3680

Vote AGAINST shareholder proposals that ask management to report on or review their global labor practices or those of their contractors.

Management is in the best position to make decisions about pay and working conditions and environmental management. It is the responsibility of employees, local trade unions and governments--not shareholders--to negotiate and/or regulate appropriate levels of compensation and safety requirements. A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise issues that are more appropriately dealt with by government regulators. A review or report to shareholders on company and contractor labor practices also could hamper management's handling of those operations and produce unnecessary scrutiny of its activities. We therefore vote against resolutions asking companies to review or report on labor standards.

SP-MONITOR/ADOPT ILO CONVENTIONS ISSUE CODE 3681

Vote AGAINST shareholder proposals that ask management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization's (ILO) core labor conventions.

Management is in the best position to make decisions about workplace rules. It is the responsibility of employees, local trade unions and governments--not shareholders--to negotiate and/or regulate appropriate levels of compensation and safety requirements. A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise issues that are more appropriately dealt with by government regulators.

Moreover, a code based on the ILO's core conventions may conflict with local government laws and therefore pose obstacles for enforcement, such as guaranteeing freedom of association for workers at supplier or company-owned facilities located in China. In addition, such a policy might undermine business models based on flexible supply chains, since enforcing a code would require time-consuming inspections and might limit the number of suppliers available at any given time to produce products, causing profits to drop and shareholder returns to diminish. We therefore vote against resolutions asking companies to enforce core ILO conventions.

SP-REPORT ON SUSTAINABILITY ISSUE CODE 3700

Always vote AGAINST shareholder proposals requesting reports on sustainability.

Companies operating in the United States are already required to report extensively on financial, materially significant environmental matters, diversity policy and other issues that relate to sustainability. With regard to environmental reporting, the 1969 National Environmental Policy Act requires companies to issue environmental impact assessments for major domestic projects. Congress has also passed several important right-to-know laws to compel disclosure of Material Safety Data Sheets and other environment, health and safety information to employees and neighbors of manufacturing plants. Major U.S. employers are also required to report to the government on their workforce, by race and sex, in each of nine major job categories, and, if they are federal contractors, to issue affirmative action plans. There are many more example of U.S. corporate reporting requirements on social and environmental issues.

Therefore, we believe shareholder requests for additional information on sustainability issues are duplicative and unnecessary. Further disclosure is not necessarily beneficial to a company, largely because it would not be able to completely control the process by which its information would be evaluated. Inappropriate comparisons with other companies or across industries could lead to adverse publicity, unwarranted litigation or shareholder divestment. Preparing explanatory data to aid interpretation of the information would be time-consuming. As shareholders, it is not prudent to invite such risks by encouraging communication and disclosure beyond that required by law.

   Proxy Policy and Guidelines - Kayne Anderson Rudnick Investment Management

                                  PROXY VOTING

A. POLICY

KAR acknowledges its responsibility to vote proxies in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. The firm casts such proxy votes for the sole purpose of extending benefits to such participants and beneficiaries while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

KAR votes all proxies so as, in its opinion, to maximize shareholder value which is defined as long-term value accretion through dividend and price appreciation. In addition, the firm's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, the firm tends to vote non-shareholder value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.

Absent special circumstances, it is the policy of the firm to exercise its proxy voting discretion in accordance with its Proxy Voting Guidelines, available at the KAR website. These guidelines are applicable to the voting of domestic and global proxies.

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality as described below.

B. PROCEDURE

As an integral part of the investment process and where authorized by its clients, the Adviser has the responsibility for voting proxies. To assist in analyzing proxies, the Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations.

KAR fully reviews and approves the ISS Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of our investment clients, KAR will override an ISS recommendation. An appropriate member of senior management will approve the override. All proxy voting is executed by the Corporate Actions Department under the supervision of the Director of Operations.

To fulfill its fiduciary duty in voting client proxies, the firm ensures that
(i) knowledge of a vote to be taken is acquired in a timely fashion and sufficient information is acquired to allow for an informed vote; (ii) all proxy votes are cast.

To ensure that all proxy votes are cast, the Corporate Actions Department reviews the number of votes cast with the number of shares held by such clients.

     1. CONFLICTS OF INTEREST

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the firm may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. The firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality. To prevent material conflicts of interest from affecting the manner in which KAR votes clients' proxies the following procedures are followed:

          (i) Where the ISS Proxy Voting Guidelines outline the firm's voting position, either as "for" or "against" such proxy proposal, voting is in accordance with the Adviser's Proxy Voting Guidelines.

          (ii) Where the ISS Proxy Voting Guidelines outline the firm's voting position to be on a "case-by-case basis" for such proposal, KAR will vote according to the ISS recommendation, unless special circumstances prevail.

     2. OTHER SPECIAL CIRCUMSTANCES

The firm may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed the firm that it wishes to retain the right to vote the proxy, the firm will instruct the custodian to send the proxy material directly to the client, 2) where the firm deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with the firm, 4) where a proxy is received for a security the firm no longer manages (i.e., the firm had previously sold the entire position), or 5) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

Various accounts in which the Adviser has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Since title to loaned securities passes to the borrower, the firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the firm has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

     3. ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

Consistent with Labor Department positions, it is the policy of KAR to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

C. PROXY VOTING RECORDS

As required under rule 204-2 of the Advisers Act, KAR shall maintain the following proxy records:

     (i) A copy of these policies and procedures;

     (ii) A copy of each proxy statement the firm receives regarding client's securities;

     (iii) A record of each vote cast by the firm on behalf of a client;

     (iv) A copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

     (v) A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section shall be maintained and preserved in an easily accessible place for a period of not less than five years. The firm may rely on one or more third parties to make and retain the records referred to in items (ii) and (iii) above.

D. CLIENT DISCLOSURE

As disclosed in Schedule H of the ADV Part II, a copy of these policies and procedures will be provided to clients upon request. In addition, if a client inquires about how a particular proxy proposal was voted, that information will be provided to the client in a timely manner.

                                     ISS 2007 US PROXY VOTING GUIDELINES SUMMARY

                                                                      (ISS LOGO)
                                              INSTITUTIONAL SHAREHOLDER SERVICES

                                                               2099 GAITHER ROAD
                                                                       SUITE 501
                                                      ROCKVILLE, MD - 20850-4045
                                                                  (301) 556-0500
                                                              FAX (301) 556-0486
                                                                WWW.ISSPROXY.COM

Copyright (C) 2006 by Institutional Shareholder Services.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:
Institutional Shareholder Services
Marketing Department
2099 Gaither Road
Rockville, MD 20850
ISS is a trademark used herein under license.

                    ISS 2007 PROXY VOTING GUIDELINES SUMMARY
                       EFFECTIVE FOR MEETINGS FEB 1, 2007
                            UPDATED DECEMBER 15, 2006

The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.  OPERATIONAL ITEMS .....................................................    6
       Adjourn Meeting ....................................................    6
       Amend Quorum Requirements ..........................................    6
       Amend Minor Bylaws .................................................    6
       Auditor Indemnification and Limitation of Liability ................    6
       Auditor Ratification ...............................................    6
       Change Company Name ................................................    7
       Change Date, Time, or Location of Annual Meeting ...................    7
       Transact Other Business ............................................    7

2.  BOARD OF DIRECTORS: ...................................................    8
       Voting on Director Nominees in Uncontested Elections ...............    8
       2007 Classification of Directors ...................................   10
       Age Limits .........................................................   11
       Board Size .........................................................   11
       Classification/Declassification of the Board .......................   11
       Cumulative Voting ..................................................   11
       Director and Officer Indemnification and Liability Protection ......   12
       Establish/Amend Nominee Qualifications .............................   12
       Filling Vacancies/Removal of Directors .............................   12
       Independent Chair (Separate Chair/CEO) .............................   13
       Majority of Independent Directors/Establishment of Committees ......   13
       Majority Vote Shareholder Proposals ................................   13
       Office of the Board ................................................   14
       Open Access ........................................................   14
       Performance Test for Directors .....................................   14
       Stock Ownership Requirements .......................................   15
       Term Limits ........................................................   15

3.  PROXY CONTESTS ........................................................   16
       Voting for Director Nominees in Contested Elections ................   16
       Reimbursing Proxy Solicitation Expenses ............................   16
       Confidential Voting ................................................   16

4.  ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES .......................   17
       Advance Notice Requirements for Shareholder Proposals/Nominations ..   17
       Amend Bylaws without Shareholder Consent ...........................   17
       Poison Pills .......................................................   17
       Shareholder Ability to Act by Written Consent ......................   17
       Shareholder Ability to Call Special Meetings .......................   17
       Supermajority Vote Requirements ....................................   17

5.  MERGERS AND CORPORATE RESTRUCTURINGS ..................................   18
    Overall Approach ......................................................   18
       Appraisal Rights ...................................................   18

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.          2

       Asset Purchases ....................................................   18
       Asset Sales ........................................................   19
       Bundled Proposals ..................................................   19
       Conversion of Securities ...........................................   19
       Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
          Plans/Reverse Leveraged Buyouts/Wrap Plans ......................   19
       Formation of Holding Company .......................................   19
       Going Private Transactions (LBOs, Minority Squeezeouts, and
          Going Dark) .....................................................   20
       Joint Ventures .....................................................   20
       Liquidations .......................................................   20
       Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or
          Acquisition .....................................................   20
       Private Placements/Warrants/Convertible Debentures .................   20
       Spinoffs ...........................................................   21
       Value Maximization Proposals .......................................   21

6.  STATE OF INCORPORATION ................................................   22
       Control Share Acquisition Provisions ...............................   22
       Control Share Cash-out Provisions ..................................   22
       Disgorgement Provisions ............................................   22
       Fair Price Provisions ..............................................   22
       Freeze-out Provisions ..............................................   22
       Greenmail ..........................................................   22
       Reincorporation Proposals ..........................................   23
       Stakeholder Provisions .............................................   23
       State Antitakeover Statutes ........................................   23

7.  CAPITAL STRUCTURE .....................................................   24
       Adjustments to Par Value of Common Stock ...........................   24
       Common Stock Authorization .........................................   24
       Dual-Class Stock ...................................................   24
       Issue Stock for Use with Rights Plan ...............................   24
       Preemptive Rights ..................................................   24
       Preferred Stock ....................................................   24
       Recapitalization ...................................................   25
       Reverse Stock Splits ...............................................   25
       Share Repurchase Programs ..........................................   25
       Stock Distributions: Splits and Dividends ..........................   25
       Tracking Stock .....................................................   25

8.  EXECUTIVE AND DIRECTOR COMPENSATION ...................................   26
    Equity Compensation Plans .............................................   26
       Cost of Equity Plans ...............................................   26
       Repricing Provisions ...............................................   26
       Pay-for Performance Disconnect .....................................   26
       Three-Year Burn Rate/Burn Rate Commitment ..........................   28
       Poor Pay Practices .................................................   29
    Specific Treatment of Certain Award Types in Equity Plan
       Evaluations: .......................................................   30
       Dividend Equivalent Rights .........................................   30
       Liberal Share Recycling Provisions .................................   30
    Other Compensation Proposals and Policies .............................   30
       401(k) Employee Benefit Plans ......................................   30
       Director Compensation ..............................................   30
       Director Retirement Plans ..........................................   31
       Employee Stock Ownership Plans (ESOPs) .............................   31
       Employee Stock Purchase Plans-- Qualified Plans ....................   31

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.          3

       Employee Stock Purchase Plans-- Non-Qualified Plans ...............    31
       Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related
          Compensation Proposals) ........................................    32
       Options Backdating.................................................    32
       Option.Exchange Programs/Repricing Options.........................    32
       Stock Plans in Lieu of Cash........................................    33
       Transfer Programs of Stock Options.................................    33
    Shareholder Proposals on Compensation.................................    33
       Advisory Vote on.Executive Compensation (Say-on-Pay)...............    33
       Compensation Consultants- Disclosure of Board or Company's
          Utilization.....................................................    33
       Disclosure/Setting Levels or Types of Compensation for Executives
          and Directors...................................................    34
       Option Repricing...................................................    34
       Pay for Superior.Performance.......................................    34
       Pension Plan Income Accounting.....................................    34
       Performance-Based Awards...........................................    35
       Severance Agreements for Executives/Golden Parachutes..............    35
       Supplemental Executive Retirement Plans (SERPs)....................    35

9.  CORPORATE RESPONSIBILITY                                                  36
    Consumer Issues and Public Safety.....................................    36
       Animal Rights......................................................    36
       Drug Pricing.......................................................    36
       Drug Reimportation.................................................    36
       Genetically Modified Foods.........................................    36
       Handguns...........................................................    37
       HIV/AIDS...........................................................    37
       Predatory Lending..................................................    37
       Tobacco............................................................    38
       Toxic Chemicals....................................................    38
    Environment and Energy................................................    38
       Arctic National Wildlife Refuge....................................    38
       CERES Principles...................................................    39
       Climate Change.....................................................    39
       Concentrated Area Feeding Operations (CAFOs).......................    39
       Environmental-Economic Risk Report.................................    39
       Environmental Reports..............................................    39
       Global Warming.....................................................    40
       Kyoto Protocol Compliance..........................................    40
       Land Use...........................................................    40
       Nuclear Safety.....................................................    40
       Operations in Protected Areas......................................    40
       Recycling..........................................................    40
       Renewable Energy...................................................    41
       Sustainability Report..............................................    41
    General Corporate Issues..............................................    41
       Charitable/Political Contributions.................................    41
       Disclosure of Lobbying Expenditures/Initiatives....................    42
       Link Executive Compensation to Social Performance..................    42
       Outsourcing/Offshoring.............................................    42
    Labor Standards and Human Rights......................................    42
       China Principles...................................................    42
       Country-specific Human Rights Reports..............................    42
       International Codes of Conduct/Vendor Standards....................    42
       MacBride Principles................................................    43
    Military Business.....................................................    43


(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.          4

       Foreign Military Sales/Offsets....................................     43
       Landmines and Cluster Bombs.......................................     43
       Nuclear Weapons...................................................     44
       Operations in Nations Sponsoring Terrorism (e.g., Iran)...........     44
       Spaced-Based Weaponization........................................     44
    Workplace Diversity..................................................     44
       Board Diversity...................................................     44
       Equal Employment Opportunity (EEO)................................     44
       Glass Ceiling.....................................................     45
       Sexual Orientation................................................     45

10. MUTUAL FUND PROXIES..................................................     46
       Election of Directors.............................................     46
       Converting Closed-end Fund to Open-end Fund.......................     46
       Proxy Contests....................................................     46
       Investment Advisory Agreements....................................     46
       Approving New Classes or Series of Shares.........................     46
       Preferred Stock Proposals.........................................     46
       1940 Act Policies.................................................     46
       Changing a Fundamental Restriction to a Nonfundamental Restriction     47
       Change Fundamental Investment Objective to Nonfundamental.........     47
       Name Change Proposals.............................................     47
       Change in Fund's Subclassification................................     47
       Disposition of Assets/Termination/Liquidation.....................     47
       Changes to the Charter Document...................................     47
       Changing the Domicile of a Fund...................................     48
       Authorizing the Board to Hire and Terminate Subadvisors Without
          Shareholder Approval...........................................     48
       Distribution Agreements...........................................     48
       Master-Feeder Structure...........................................     48
       Mergers...........................................................     48
    Shareholder Proposals for Mutual Funds...............................     48
       Establish Director Ownership Requirement..........................     48
       Reimburse Shareholder for Expenses Incurred.......................     48
       Terminate the Investment Advisor..................................     48


(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.          5

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

     _ The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;

     _    Motivation and rationale for establishing the agreements;

     _    Quality of disclosure; and

     _    Historical practices in the audit area.

WTHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

     _ An auditor has a financial interest in or association with the company, and is therefore not independent,

     _ There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

     _    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.


(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.          6

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

     _    The tenure of the audit firm;

     _    The length of rotation specified in the proposal;

     _    Any significant audit-related issues at the company;

     _    The number of Audit Committee meetings held each year;

     _    The number of financial experts serving on the committee; and

     _ Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.


(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.          7

2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     _    Composition of the board and key board committees;

     _    Attendance at board and committee meetings;

     _    Corporate governance provisions and takeover activity;

     _    Disclosures under Section 404 of Sarbanes-Oxley Act;

     _    Long-term company performance relative to a market and peer index;

     _    Extent of the director's investment in the company;

     _    Existence of related party transactions;

     _    Whether the chairman is also serving as CEO;

     _    Whether a retired CEO sits on the board;

     _    Number of outside boards at which a director serves;

     _ Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

     _ Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     _    Sit on more than six public company boards;

     _ Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

     _ The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

     _ The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

     _ The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

     _ The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

     _ The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     _ The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     _ At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

     _ The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     _ The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;


(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.          8

     _ The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     _ The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

     _    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

     _ The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

     _ A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

     _ There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

     _ There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

     _ The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

     _ The company fails to submit one-time transfers of stock options to a shareholder vote;

     _ The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     _    The company has backdated options (see "Options Backdating" policy);

     _ The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.


(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.          9

2007 CLASSIFICATION OF DIRECTORS

INSIDE DIRECTOR (I)

     -    Employee of the company or one of its affiliates(1);

     - Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

     -    Listed as a Section 16 officer(2);

     -    Current interim CEO;

     - Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

     -    Board attestation that an outside director is not independent;

     -    Former CEO of the company;

     -    Former CEO of an acquired company within the past five years;

     - Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(3)

     - Former executive(2) of the company, an affiliate or an acquired firm within the past five years;

     - Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

     - Executive, former executive, general or limited partner of a joint venture or partnership with the company;

     - Relative(4) of a current Section 16 officer of company or its affiliates;

     - Relative(4) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

     - Relative(4) of former Section 16 officer, of company or its affiliate within the last five years;

     - Currently provides (or a relative(4) provides) professional services(5) to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

     - Employed by (or a relative(4) is employed by) a significant customer or supplier(6);

     - Has (or a relative(4) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (6)

     - Any material financial tie or other related party transactional relationship to the company;

     - Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

     - Has (or a relative(4) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (7)

     -    Founder (8) of the company but not currently an employee;

     - Is (or a relative(4) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(6) from the company or its affiliates(1).

INDEPENDENT OUTSIDE DIRECTOR (IO)

     -    No material(9) connection to the company other than a board seat.

----------
FOOTNOTES:

(1) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).


(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.         10

(3) ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

(4) "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(5) Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

(6) If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(7) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

(8) The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

(9) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless the company meets all of the following criteria:

     - Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;

     -    Annually elected board;

     -    Two-thirds of the board composed of independent directors;

     -    Nominating committee composed solely of independent directors;


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     -    Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

     - Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

     -    Absence of superior voting rights for one or more classes of stock;

     - Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

     - The company has not under-performed its both industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the CEO position within the last three years; and

     - No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

     -    If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.


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Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

          - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

          - Serves as liaison between the chairman and the independent directors,

          -    Approves information sent to the board,

          -    Approves meeting agendas for the board,

          - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

          -    Has the authority to call meetings of the independent directors,

          - If requested by major shareholders, ensures that he is available for consultation and direct communication;

     -    Two-thirds independent board;

     -    All-independent key committees;

     -    Established governance guidelines;

     - The company should not have underperformed both its industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the Chairman/CEO position within that time;

     -    The company does not have any problematic governance issues.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.


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Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

     - Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

     - Effectively disclosed information with respect to this structure to its shareholders;

     - Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

     - The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

PERFORMANCE TEST FOR DIRECTORS

WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement will be a market-based performance metric and three measurements will be tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pre-tax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

The table below summarizes the new framework:

Metrics          Basis of Evaluation     Weighting    2nd Weighting
-------          -------------------   ------------   -------------
OPERATIONAL
PERFORMANCE                                                50%

5-YEAR AVERAGE   MANAGEMENT
PRE-TAX          EFFICIENCY IN
OPERATING ROIC   DEPLOYING ASSETS          33.3%

5-YEAR SALES     TOP-LINE
GROWTH                                     33.3%

5-YEAR EBITDA    CORE-EARNINGS
GROWTH                                     33.3%

SUB TOTAL                                   100%


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
STOCK
PERFORMANCE                                                50%

5-YEAR TSR       MARKET

TOTAL                                                     100%

Adopt a two-phased approach. In 2007 (Year 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive cautionary language, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (Year 2), WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.


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3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);

     -    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.


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4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20% trigger, flip-in or flip-over;

     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.


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5. MERGERS AND CORPORATE RESTRUCTURINGS

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price;

     -    Fairness opinion;

     -    Financial and strategic benefits;

     -    How the deal was negotiated;

     -    Conflicts of interest;

     -    Other alternatives for the business;

     -    Non-completion risk.


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ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:

     -    Impact on the balance sheet/working capital;

     -    Potential elimination of diseconomies;

     -    Anticipated financial and operating benefits;

     -    Anticipated use of funds;

     -    Value received for the asset;

     -    Fairness opinion;

     -    How the deal was negotiated;

     -    Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

     -    The reasons for the change;

     -    Any financial or tax benefits;

     -    Regulatory benefits;

     -    Increases in capital structure;

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

     -    Adverse changes in shareholder rights.


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GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

     -    Offer price/premium;

     -    Fairness opinion;

     -    How the deal was negotiated;

     -    Conflicts of interest;

     -    Other alternatives/offers considered, and

     -    Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

     - Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

     -    Cash-out value;

     - Whether the interests of continuing and cashed-out shareholders are balanced; and

     -    The market reaction to public announcement of transaction.

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     -    Percentage of assets/business contributed;

     -    Percentage ownership;

     -    Financial and strategic benefits;

     -    Governance structure;

     -    Conflicts of interest;

     -    Other alternatives;

     -    Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

     -    Management's efforts to pursue other alternatives;

     -    Appraisal value of assets; and

     -    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.


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SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

     -    Tax and regulatory advantages;

     -    Planned use of the sale proceeds;

     -    Valuation of spinoff;

     -    Fairness opinion;

     -    Benefits to the parent company;

     -    Conflicts of interest;

     -    Managerial incentives;

     -    Corporate governance changes;

     -    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

     -    Prolonged poor performance with no turnaround in sight;

     -    Signs of entrenched board and management;

     -    Strategic plan in place for improving value;

     -    Likelihood of receiving reasonable value in a sale or dissolution; and

     - Whether company is actively exploring its strategic options, including retaining a financial advisor.


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6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.


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Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

     -    The reasons for reincorporating;

     -    A comparison of the governance provisions;

     -    Comparative economic benefits; and

     -    A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).


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

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

     -    Rationale;

     - Good performance with respect to peers and index on a five-year total shareholder return basis;

     -    Absence of non-shareholder approved poison pill;

     -    Reasonable equity compensation burn rate;

     -    No non-shareholder approved pay plans; and

     -    Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders;

     - It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).


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Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     -    More simplified capital structure;

     -    Enhanced liquidity;

     -    Fairness of conversion terms;

     -    Impact on voting power and dividends;

     -    Reasons for the reclassification;

     -    Conflicts of interest; and

     -    Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

     -    Adverse governance changes;

     -    Excessive increases in authorized capital stock;

     -    Unfair method of distribution;

     -    Diminution of voting rights;

     -    Adverse conversion features;

     -    Negative impact on stock option plans; and

     -    Alternatives such as spin-off.


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8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options without prior shareholder approval;

     -    There is a disconnect between CEO pay and the company's performance;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

     -    The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT

Generally vote AGAINST plans in which:

     - there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

     -    the main source of the pay increase (over half) is equity-based, and


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     -    the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

     - The compensation committee has reviewed all components of the CEO's compensation, including the following:

          -    Base salary, bonus, long-term incentives;

          - Accumulative realized and unrealized stock option and restricted stock gains;

          - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

          - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

          - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

     - A tally sheet with all the above components should be disclosed for the following termination scenarios:

          -    Payment if termination occurs within 12 months: $_____;

          -    Payment if "not for cause" termination occurs within 12 months:
               $_____;

          - Payment if "change of control" termination occurs within 12 months: $_____.

     - The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     - The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants


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

          to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants.2 Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     - The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

----------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).


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                              2007 BURN RATE TABLE

                                                             RUSSELL 3000              NON-RUSSELL 3000
                                                      -------------------------   -------------------------
                                                              STANDARD   MEAN +           STANDARD   MEAN +
   GICS       DESCRIPTION                             MEAN   DEVIATION    STDEV   MEAN   DEVIATION    STDEV
   ----       -----------                             ----   ---------   ------   ----   ---------   ------
   1010       Energy                                  1.37%    0.92%       2.29%  1.76%    2.01%       3.77%
   1510       Materials                               1.23%    0.62%       1.85%  2.21%    2.15%       4.36%
   2010       Capital Goods                           1.60%    0.98%       2.57%  2.34%    1.98%       4.32%
   2020       Commercial Services & Supplies          2.39%    1.42%       3.81%  2.25%    1.93%       4.18%
   2030       Transportation                          1.30%    1.01%       2.31%  1.92%    1.95%       3.86%
   2510       Automobiles & Components                1.93%    0.98%       2.90%  2.37%    2.32%       4.69%
   2520       Consumer Durables & Apparel             1.97%    1.12%       3.09%  2.02%    1.68%       3.70%
   2530       Hotels Restaurants & Leisure            2.22%    1.19%       3.41%  2.29%    1.88%       4.17%
   2540       Media                                   1.78%    0.92%       2.70%  3.26%    2.36%       5.62%
   2550       Retailing                               1.95%    1.10%       3.05%  2.92%    2.21%       5.14%
3010, 3020,
   3030       Food & Staples Retailing                1.66%    1.25%       2.91%  1.90%    2.00%       3.90%
   3510       Health Care Equipment & Services        2.87%    1.32%       4.19%  3.51%    2.31%       5.81%
   3520       Pharmaceuticals & Biotechnology         3.12%    1.38%       4.50%  3.96%    2.89%       6.85%
   4010       Banks                                   1.31%    0.89%       2.20%  1.15%    1.10%       2.25%
   4020       Diversified Financials                  2.13%    1.64%       3.76%  4.84%    5.03%       9.87%
   4030       Insurance                               1.34%    0.88%       2.22%  1.60%    1.96%       3.56%
   4040       Real Estate                             1.21%    1.02%       2.23%  1.21%    1.02%       2.23%
   4510       Software & Services                     3.77%    2.05%       5.82%  5.33%    3.13%       8.46%
   4520       Technology Hardware & Equipment         3.05%    1.65%       4.70%  3.58%    2.34%       5.92%
   4530       Semiconductors & Semiconductor Equip.   3.76%    1.64%       5.40%  4.48%    2.46%       6.94%
   5010       Telecommunication Services              1.71%    0.99%       2.70%  2.98%    2.94%       5.92%
   5510       Utilities                               0.84%    0.51%       1.35%  0.84%    0.51%       1.35%

For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

                             ANNUAL STOCK PRICE
CHARACTERISTICS              VOLATILITY           PREMIUM
---------------              ------------------   -------
High annual volatility       53% and higher       1 full-value award will count as 1.5 option shares
Moderate annual volatility   25% - 52%            1 full-value award will count as 2.0 option shares
Low annual volatility        Less than 25%        1 full-value award will count as 4.0 option shares

POOR PAY PRACTICES

Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:

- Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

- Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);


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-    Huge bonus payouts without justifiable performance linkage or proper disclosure;

- Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

- Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

- New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);

- Excessive severance provisions (e.g., including excessive change in control payments);

- Change in control payouts without loss of job or substantial diminution of job duties;

-    Internal pay disparity;

-    Options backdating (covered in a separate policy); and

-    Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     - Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     -    Vesting schedule or mandatory holding/deferral period:

          - A minimum vesting of three years for stock options or restricted stock; or

          - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity:

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or


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

          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     - No retirement/benefits and perquisites provided to non-employee directors; and

     - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.


EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value; or

     -    Offering period is greater than 27 months; or

     - The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.


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

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

     - Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

     -    Length of time of options backdating;

     -    Size of restatement due to options backdating;

     - Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

     - Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

     - Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

     - Rationale for the re-pricing--was the stock price decline beyond management's control?

     -    Is this a value-for-value exchange?

     -    Are surrendered stock options added back to the plan reserve?

     - Option vesting--does the new option vest immediately or is there a black-out period?

     - Term of the option--the term should remain the same as that of the replaced option;

     -    Exercise price--should be set at fair market or a premium to market;

     -    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous


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

drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     - Executive officers and non-employee directors are excluded from participating;

     - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.


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DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION REPRICING

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PAY FOR SUPERIOR PERFORMANCE

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposals call for:

     - the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;

     - the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and

     - the plan disclosure should allow shareholders to monitor the correlation between pay and performance.

Consider the following factors in evaluating this proposal:

     - What aspects of the company's annual and long-term equity incentive programs are performance driven?

     - If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

     - Can shareholders assess the correlation between pay and performance based on the current disclosure?

     - What type of industry and stage of business cycle does the company belong to?

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.


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PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

- First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

- Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     -    The triggering mechanism should be beyond the control of management;

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.


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9. CORPORATE RESPONSIBILITY

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     - The company is conducting animal testing programs that are unnecessary or not required by regulation;

     - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     - The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance;

     - The company's standards are comparable to or better than those of peer firms; and

     - There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     -    The existing level of disclosure on pricing policies;

     -    Deviation from established industry pricing norms;

     - The company's existing initiatives to provide its products to needy consumers;

     - Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

     - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

     - Any voluntary labeling initiatives undertaken or considered by the company.


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Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

     - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

     - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

     - The company's existing healthcare policies, including benefits and healthcare access for local workers;

     -    Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

     - Whether the company has adequately disclosed the financial risks of its subprime business;

     - Whether the company has been subject to violations of lending laws or serious lending controversies;

     -    Peer companies' policies to prevent abusive lending practices.


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TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     - Whether the company complies with all local ordinances and regulations;

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

     -    The risk of any health-related liabilities.

Advertising to youth:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

     - Whether the company has gone as far as peers in restricting advertising;

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

     - Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     -    The percentage of the company's business affected;

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     -    The percentage of the company's business affected;

     -    The feasibility of a spin-off;

     - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

     -    Current regulations in the markets in which the company operates;

     - Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

     -    The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:


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     -    New legislation is adopted allowing development and drilling in the
          ANWR region;

     -    The company intends to pursue operations in the ANWR; and

     - The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

     - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

     - Environmentally conscious practices of peer companies, including endorsement of CERES;

     -    Costs of membership and implementation.

CLIMATE CHANGE

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

     - The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

     - The company's level of disclosure is comparable to or better than information provided by industry peers; and

     - There are no significant fines, penalties, or litigation associated with the company's environmental performance.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

     - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     -    The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

     -    The feasibility of financially quantifying environmental risk factors;

     - The company's compliance with applicable legislation and/or regulations regarding environmental performance;

     -    The costs associated with implementing improved standards;

     - The potential costs associated with remediation resulting from poor environmental performance; and

     - The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.


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GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

     -    The company does not maintain operations in Kyoto signatory markets;

     - The company already evaluates and substantially discloses such information; or,

     - Greenhouse gas emissions do not significantly impact the company's core businesses.

LAND USE

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

     - The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

     - The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

     - The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

     - The company does not currently have operations or plans to develop operations in these protected regions; or,

     - The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected;

     -    The extent that peer companies are recycling;

     -    The timetable prescribed by the proposal;

     -    The costs and methods of implementation;

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations.


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RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

     - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     -    The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.


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DISCLOSURE OF LOBBYING EXPENDITURES/INITIATIVES

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     -    The relevance of the issue to be linked to pay;

     - The degree that social performance is already included in the company's pay structure and disclosed;

     - The degree that social performance is used by peer companies in setting pay;

     - Violations or complaints filed against the company relating to the particular social performance measure;

     - Artificial limits sought by the proposal, such as freezing or capping executive pay

     -    Independence of the compensation committee;

     -    Current company pay levels.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

     -    Risks associated with certain international markets;

     -    The utility of such a report to shareholders;

     - The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations; and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country;

     -    The company's workplace code of conduct;

     -    Proprietary and confidential information involved;

     -    Company compliance with U.S. regulations on investing in the country;

     -    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;


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     -    Agreements with foreign suppliers to meet certain workplace standards;

     -    Whether company and vendor facilities are monitored and how;

     -    Company participation in fair labor organizations;

     -    Type of business;

     -    Proportion of business conducted overseas;

     -    Countries of operation with known human rights abuses;

     - Whether the company has been recently involved in significant labor and human rights controversies or violations;

     -    Peer company standards and practices;

     -    Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations;

     -    The company has no recent human rights controversies or violations; or

     - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     - Company compliance with or violations of the Fair Employment Act of 1989;

     - Company antidiscrimination policies that already exceed the legal requirements;

     -    The cost and feasibility of adopting all nine principles;

     - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

     -    The potential for charges of reverse discrimination;

     - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

     -    The level of the company's investment in Northern Ireland;

     -    The number of company employees in Northern Ireland;

     -    The degree that industry peers have adopted the MacBride Principles;

     - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     -    Whether the company has in the past manufactured landmine components;

     -    Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     -    What weapons classifications the proponent views as cluster bombs;

     - Whether the company currently or in the past has manufactured cluster bombs or their components;

     -    The percentage of revenue derived from cluster bomb manufacture;

     -    Whether the company's peers have renounced future production.


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NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

     - The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

     -    Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     -    The information is already publicly available; or

     -    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business; or

     - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity;

     -    Comparison with peer companies;

     -    Established process for improving board diversity;

     -    Existence of independent nominating committee;

     -    Use of outside search firm;

     -    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs;

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     -    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.


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GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     - The composition of senior management and the board is fairly inclusive;

     - The company has well-documented programs addressing diversity initiatives and leadership development;

     - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     - The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.


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10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     -    Past performance as a closed-end fund;

     -    Market in which the fund invests;

     -    Measures taken by the board to address the discount; and

     - Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

     -    Past performance relative to its peers;

     -    Market in which fund invests;

     -    Measures taken by the board to address the issues;

     - Past shareholder activism, board activity, and votes on related proposals;

     -    Strategy of the incumbents versus the dissidents;

     -    Independence of directors;

     -    Experience and skills of director candidates;

     -    Governance profile of the company;

     -    Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

     -    Proposed and current fee schedules;

     -    Fund category/investment objective;

     -    Performance benchmarks;

     -    Share price performance as compared with peers;

     -    Resulting fees relative to peers;

     -    Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

     -    Stated specific financing purpose;

     -    Possible dilution for common shares;

     -    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

     -    Potential competitiveness;

     -    Regulatory developments;

     -    Current and potential returns; and

     -    Current and potential risk.


(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.         46

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

     -    The fund's target investments;

     -    The reasons given by the fund for the change; and

     -    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:

     -    Political/economic changes in the target market;

     -    Consolidation in the target market; and

     -    Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

     -    Potential competitiveness;

     -    Current and potential returns;

     -    Risk of concentration;

     -    Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

     -    Strategies employed to salvage the company;

     -    The fund's past performance;

     -    The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

     -    The degree of change implied by the proposal;

     -    The efficiencies that could result;

     -    The state of incorporation;

     -    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

     - Removal of shareholder approval requirement for amendments to the new declaration of trust;

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

     - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

     - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;


(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.         47

     - Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

     -    Regulations of both states;

     -    Required fundamental policies of both states;

     -    The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

     -    Fees charged to comparably sized funds with similar objectives;

     -    The proposed distributor's reputation and past performance;

     -    The competitiveness of the fund in the industry;

     -    The terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

     -    Resulting fee structure;

     -    Performance of both funds;

     -    Continuity of management personnel;

     - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     -    Performance of the fund's Net Asset Value (NAV);

     -    The fund's history of shareholder relations;

     -    The performance of other funds under the advisor's management.


(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.         48

       Proxy Policy and Guidelines - Metropolitan West Capital Management, LLC

                    METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

                                     POLICY

                                  PROXY VOTING

POLICY

MetWest Capital acts as discretionary investment adviser for various clients, including investment companies registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company's authority to vote proxies or act on other shareholder actions is established under the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action in other corporate actions, the Company will vote all proxies or act on all other actions received in a timely manner as part of its full discretionary authority over the assets, in accordance with these Proxy and Corporate Action Voting Policies and Procedures (these "Policies and Procedures"). Corporate actions requiring shareholder action may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

When voting proxies or acting on corporate actions for clients, the Company's utmost concern is that all decisions be made solely in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Company will act in a prudent and diligent manner intended to enhance the economic value of the assets of its clients' accounts.

PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by MetWest Capital to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

PROCEDURES

The Chief Investment Officer is ultimately responsible for ensuring that all proxies received by the Company are voted in a timely manner and in a manner consistent with the Company's determination of the clients' best interests. Although many proxy proposals can be voted in accordance with the Company's established Guidelines (see Section V. below) (the "Guidelines"), the Company recognizes that some proposals require special consideration, which may dictate that the Company make an exception to the Guidelines. Periodically, the Company may review the Guidelines and revise the Guidelines at that time.

The Chief Investment Officer is also responsible for ensuring that all corporate actions that require shareholder action received by the Company are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.


September 13, 2005                                                            1

A. Conflicts of Interest

Where a proxy proposal raises a material conflict of interest between the Company's interests and that of one or more its clients, the Company shall resolve such conflict in the manner described below. The Company will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of the Company or an affiliate of the Company is known to serve as a director or officer of a publicly traded company; (ii) companies that are affiliates of the Company or
(iii) companies that have a known material business relationship with the Company.

     1. Vote in Accordance with the Guidelines. For routine proxy proposals (Approve/Oppose), the Company shall vote in accordance with its pre-determined voting policy, as stated in the Guidelines. For proxy proposals that are considered on a Case-by-Case basis, the Company will take action as described in items 2 or 3 below. For proxy proposals not described herein, the Company will take action as described in items 2 or 3 below;

     2. Obtain Consent of Clients. The Company shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of the Company's conflict to enable the clients to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Company will abstain from voting the securities held by that client's account; or;

     3. Use of an Independent Third Party. Alternatively, the Company may forward all proxy matters in which the Company has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Company will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Company will abstain from voting the securities held by that client's account.

The Chief Investment Officer will review proxies received for conflicts of interest as part of the Company's overall vote review process. All material conflicts of interest identified by the Company will be addressed as described above.

B. Limitations

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where the Company has determined that it is in the client's best interest, the Company will not vote proxies received. The following are some circumstances in which the Company will limit its role in voting proxies received on client securities:

     1. Client Maintains Proxy Voting Authority: Where the client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Company will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If the Company receives any proxy material, the Company will promptly forward it to the client or specified third party.


September 13, 2005                                                             2

     2. Terminated Account: Once a client's account has been terminated with the Company in accordance with its investment advisory agreement, the Company will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

     3. Unjustifiable Costs: In certain circumstances, based on the results of a cost-benefit analysis, if the Company determines that the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal, the Company may abstain from voting.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Company will maintain for the time periods set forth in the Rule (i) these Policies and Procedures, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Company may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Company that were material to making a decision regarding how to vote or that memorialized the basis for the decision and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Company will describe in its Form ADV Part II (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients about obtaining information on how the Company voted proxies with respect to clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Company's Policies and Procedures by written request addressed to the Company. The Company will coordinate with all mutual fund clients to assist in the provision of all information required by such mutual funds to file on Form N-PX.

GUIDELINES

Each proxy issue will be considered individually. The following Guidelines constitute a partial list to be used in voting proposals contained in the proxy statements, but will not be considered rigid rules. These Guidelines typically result in the Company voting consistent with the recommendations of the issuer's management in most routine matters, which the Company believes to be in the best interest of clients.

1. Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:

     a.  Proposals to stagger board members' terms;                    Approve

     b.  Proposals to limit the ability of shareholders to call
         special meetings;                                             Approve

     c.  Proposals to require super majority votes;                    Oppose

     d.  Proposals requesting excessive increases in authorized common or preferred shares where management provides no
         explanation for the use or need for these additional
         shares;                                                       Oppose

     e.  Proposals regarding "poison pill" provisions; and             Oppose

     f.  Permitting "green mail."                                      Oppose


September 13, 2005                                                             3

2.   Providing cumulative voting rights.                                Oppose

3.   Election of directors recommended by management, except if
     there is a proxy fight.                                           Approve

4.   Election of auditors recommended by management, unless
     seeking to replace if there exists a dispute over policies.       Approve

5.   Date and place of annual meeting.                                 Approve

6.   Limitation on charitable contributions or fees paid to
     lawyers.                                                          Approve

7.   Ratification of directors' actions on routine matters since
     previous annual meeting.                                          Approve

8.   Confidential voting.                                              Approve

     a. Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their votes on proxy issues.

     b. The Company will generally approve these proposals, as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

9.   Limiting directors' liability.                                    Approve

10.  Eliminate preemptive right.                                       Approve

     a. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S. and can restrict management's ability to raise new capital.

     b. The Company generally approves the elimination of preemptive rights but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

11.  Employee Stock Purchase Plan.                                     Approve

12.  Establish 401(k) Plan.                                            Approve

13.  Pay directors solely in stocks.                                Case-by-Case

14.  Eliminate director mandatory retirement policy.                Case-by-Case

15.  Rotate annual meeting location/date.                           Case-by-Case

16.  Option and stock grants to management and directors.           Case-by-Case

17.  Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection
     requested.                                                     Case-by-Case

18.  "Social issues," unless specific client guidelines supersede.  Case-by-Case


September 13, 2005                                                             4

                    METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

                  PROXY VOTING POLICIES AND PROCEDURES SUMMARY

In compliance with the guidelines of the Securities and Exchange Commission
(SEC), MetWest Capital has adopted the required proxy voting policies and procedures. A summary of MetWest Capital's policies and procedures is provided below.

Generally, and except to the extent that a client otherwise instructs MetWest Capital in writing, MetWest Capital will vote (by proxy or otherwise) on all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in client accounts in such manner as MetWest Capital deems appropriate, in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting many typical proxy proposals. In certain instances, MetWest Capital may determine that it is in its clients' best interests to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines. These guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients. The Chief Investment Officer is primarily responsible for monitoring corporate developments and voting proxies in the best interest of clients.

Where a proxy proposal raises a material conflict of interest between the interests of MetWest Capital and its clients, MetWest Capital will vote in accordance with the guidelines where MetWest Capital does not have discretion to deviate from the guidelines. Alternatively, MetWest Capital will obtain voting direction from an independent third party or disclose the conflict of interest to the client and abstain from voting or obtain client consent prior to voting the securities. There may also be a variety of corporate actions or other matters for which shareholder action is required or solicited and with respect to which MetWest Capital may take action that it deems appropriate in its best judgment, except to the extent otherwise required by agreement with the client. These actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

By written request to Geraldine S. Kaskel, Vice President, Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660, a client may obtain a copy of MetWest Capital's proxy voting policies and procedures and/or information on how MetWest Capital has voted proxies with respect to the client's securities.


September 13, 2005                                                             5

          Proxy Policy and Guidelines - Oberweis Asset Management, Inc.

                         OBERWEIS ASSET MANAGEMENT, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

POLICY

Oberweis Asset Management, Inc. (the "Adviser") acts as discretionary investment adviser to various clients, including The Oberweis Funds (the "Fund"). The Adviser will not exercise voting authority with respect to client securities, unless a client has authorized the Adviser to exercise such discretion pursuant to the client's advisory contract with the Adviser. The Adviser will exercise voting authority with respect to securities held by the Fund.

The Adviser's policy is to vote proxies in the best economic interests of clients. The principles which guide the voting policy of the Adviser are maximizing the value of client assets and promoting the rights of clients as beneficial owners of the companies in whose securities they invest. The Adviser's investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because the Adviser generally makes investments in companies in which the Adviser has confidence in the management, proxies generally are voted in accord with management's recommendation. The Adviser may vote a proxy in a manner contrary to management's recommendation if, in the judgment of the Adviser, the proposal would not enhance shareholder value.

The Adviser has retained Institutional Shareholder Services ("ISS"), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. The proxy voting guidelines are set forth in the ISS Proxy Voting Guidelines Summary, a copy of which is attached, and the ISS Proxy Voting Manual. The Summary is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual. While ISS makes the proxy voting recommendations, the Adviser retains the ultimate authority on how to vote. In general, based on its review of ISS' proxy voting recommendations, it is anticipated that the Adviser will be in agreement with ISS recommendations and no other action will be required by the Adviser.

PROCEDURES

Eric V. Hannemann, Secretary, is responsible for monitoring corporate actions. Eric V. Hannemann, Secretary, is also responsible for ensuring that all proxies are voted in a timely manner and, except where a conflict exists, are voted consistently across client accounts.

Eric V. Hannemann, Secretary, is responsible for monitoring for conflicts of interest between the Adviser (and/or its affiliated persons) and its clients, including the Fund and its shareholders. Such a conflict may arise, for example, when the Adviser has a business relationship with (or is actively soliciting business from) the company soliciting proxies or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. All employees are responsible for notifying Eric V. Hannemann, Secretary, with respect to any conflict of interest of which they become aware.

Upon receipt of proxy statements on behalf of the Adviser's clients, ISS will vote the proxies in accordance with its recommendations and no action is required by the Adviser unless it disagrees with ISS' recommendation. If the Adviser disagrees with ISS' vote recommendation, it will override the vote and communicate to ISS how to mark and process the vote. In such case, James W. Oberweis, President, or other officer of the Adviser as designated by James W. Oberweis, will vote the proxy.

The following matters will be referred to the Adviser's Proxy Committee for instructions: (1) matters where ISS indicates that the application of the recommendations is unclear; (2) matters which ISS indicates are not covered by the recommendations; (3) any other unique matters that may require review by the committee, and (4) if applicable as described under "Conflicts of Interest" below, matters where there is a potential or actual conflict of interest. The Proxy Committee will formulate a recommendation on such matters in accordance with the Adviser's goal to maximize the value of client assets. The Proxy Committee will provide voting instructions on such matters to James W. Oberweis, President, who will vote in accordance with those instructions. The members of the Proxy Committee are identified on Schedule A, which may be amended from time to time.

CONFLICTS OF INTEREST

If the Adviser determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, the Adviser will follow the recommendations of ISS except as follows. If the Adviser and/or the Proxy Committee believes that it would be in the interest of the Adviser's clients to vote a proxy other than according to the recommendation of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.

In any event, the Adviser will report to the Board of the Fund regarding any conflicts of interest with respect to the Fund, including how the conflict was resolved, at the next regularly scheduled Board meeting.

RECORDKEEPING

GENERAL

The Adviser will maintain the following records:

     -    these Policies and Procedures, including any amendments;

     - proxy statements received regarding client securities (provided, however, that the Adviser may rely on the Securities and Exchange Commission's (the "SEC") EDGAR system if the company filed its proxy statements via EDGAR or may rely on ISS;

     - a record of each vote cast on behalf of a client (provided, however, that the Adviser may rely on ISS;

     - a copy of any document prepared by the Adviser that was material to making a voting decision or that memorialized the basis for the decision; and

     - a copy of each written client request for information on how the Adviser voted proxies on behalf of that client and the Adviser's written response to any client request (whether written or oral) on how the Adviser voted proxies on behalf of that client.

The Adviser will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

THE FUND

With respect to proxies voted on behalf of the Fund, the Adviser will coordinate with ISS to compile for each portfolio of the Fund for each matter with respect to which the portfolio was entitled to vote, the information required to be included in Form N-PX for each 12-month period ending June 30 in order to assist the Fund in filing Form N-PX with the SEC by August 31 of each year.

DISCLOSURE

The Adviser will describe in Part II of its Form ADV these Policies and Procedures and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in Part II of its Form ADV how a client may obtain information on how the Adviser voted with respect to that client's securities.

AMENDMENTS

These Policies and Procedures may be amended by the Adviser from time to time. However, such amendments must be reported to the Board of the Fund at the next regularly scheduled Board meeting.

Dated August 1, 2003, as amended May 20, 2004 and further amended January 27, 2005 and November 1, 2005.

                                                                      SCHEDULE A

                           MEMBERS OF PROXY COMMITTEE

                             (as of August 1, 2003)

                                Patrick B. Joyce
                                James W. Oberweis
                               Martin L. Yokosawa

            Proxy Policy and Guidelines - SSgA Funds Management, Inc.

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Manager of Corporate Governance is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Governance is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.


AMENDED DECEMBER 8, 2005                                             PAGE 1 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) number of other boards(other than those affiliated with the issuers)

     -    Approval of auditors

     -    Directors' and auditors' compensation

     -    Directors' liability and indemnification

     -    Discharge of board members and auditors

          Financial statements and allocation of income

          Dividend payouts that are greater than or equal to country and industry standards

          Authorization of share repurchase programs

     -    General updating of or corrective amendments to charter


AMENDED DECEMBER 8, 2005                                             PAGE 2 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

     -    Change in Corporation Name

     -    Elimination of cumulative voting

II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -    Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -    Stock option plans which are incentive based and not excessive

     -    Other stock-based plans which are appropriately structured

          Reductions in super-majority vote requirements

          Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -    Elimination of Shareholders' Right to Call Special Meetings

     -    Establishment of classified boards of directors


AMENDED DECEMBER 8, 2005                                             PAGE 3 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -    Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

          Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

          For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

     e Against offers when there are prospects for an enhanced bid or other bidders

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

     Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders


AMENDED DECEMBER 8, 2005                                             PAGE 4 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there ARE no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -    Mandates that shareholder-rights plans be put to a vote or repealed

     -    Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -    Repeals of various anti-takeover related provisions

     -    Reduction or elimination of super-majority vote requirements

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

          Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

II. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected


AMENDED DECEMBER 8, 2005                                             PAGE 5 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

          Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in


AMENDED DECEMBER 8, 2005                                             PAGE 6 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);


AMENDED DECEMBER 8, 2005                                             PAGE 7 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.


AMENDED DECEMBER 8, 2005                                             PAGE 8 OF 8

                                     PART C

                                OTHER INFORMATION

Item 23.   Exhibits

      a.   Articles of Amendment and Restatement (filed herewith)

      b. By-Laws (incorporated by reference to Post-Effective Amendment No. 90 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2003)

      c.   Not Applicable

   d.(i) Investment Management Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

  d.(ii) Investment Sub-Advisory Agreement with Hartford Investment Management Company (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

 d.(iii) Investment Sub-Advisory Agreement with Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

  d.(iv) Amendment Number 1 to Investment Sub-Advisory Agreement with Wellington Management Company, LLP (filed herewith)

   e.(i) Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

  e.(ii) Form of The Hartford Mutual Funds, Inc. and Hartford-Fortis Series Fund, Inc. Selling Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15, 2002)

      f.   Not Applicable

      g.   Form of Master Custodian Contract (filed herewith)

   h.(i) Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services

           Company dated February 1, 2006 (incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 15, 2006)

  h.(ii) Amendment No. 1 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2006)

 h.(iii) Amendment No. 2 to Transfer Agency and Service Agreement between The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc, and Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 99 to Registration Statement on Form N-1A (File No. 002-11387) filed on December 15, 2006 )

  h.(iv) Amended and Restated Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 15,
           2002)

      i.   Opinion and Consent of Counsel (filed herewith)

      j. Consent of Independent Registered Public Accounting Firm (filed herewith)

      k.   Not Applicable

      l.   Not Applicable

      m.   Rule 12b-1 Plan of Distribution (filed herewith)

      n.   Rule 18f-3 Plan (filed herewith)

      o.   Not Applicable

   p.(i) Code of Ethics of HL Investment Advisors, LLC, Hartford Investment Financial Services, LLC and The Hartford-Sponsored Mutual Funds (filed herewith)


  p.(ii)   Code of Ethics of Hartford Investment Management Company
           (filed herewith)
 p.(iii) Code of Ethics of Wellington Management Company, LLP (incorporated by reference to Post-Effective Amendment No. 93 to Registration Statement on Form N-1A (File No. 002-11387) filed on February 28,
           2005)

      q.   Power of Attorney (filed herewith)

Item 24. Persons Controlled By or Under Common Control with Registrant


     As of January 31, 2007, any persons directly or indirectly under common control with The Hartford Mutual Funds II, Inc. are affiliates of, and are controlled by, The Hartford Financial Services Group, Inc., a Delaware corporation. Information about all such persons is incorporated herein by reference to the Form 10-K of The Hartford Financial Services Group, Inc. filed on February 23, 2007.



Item 25. Indemnification

     Article V, paragraph (f) of the Registrant's Articles of Amendment and Restatement provides that the Registrant shall indemnify (i) its directors and officers to the full extent required or permitted by law and (ii) other employees and agents to such extent authorized by the Registrant's board of directors or bylaws and as permitted by law; provided, however, that no such indemnification shall protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

     Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

     Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding an who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

     Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Hartford Investment Financial Services, LLC serves as investment adviser to each of the funds included in this Registration Statement.

                             Position with Hartford Investment
Name                              Financial Services, LLC                            Other Business
----                         ---------------------------------                       --------------
Thomas M. Marra           President and Chief Executive Officer    Director, President and Chief Operating Officer
                          and Manager                              of Hartford Life, Inc. ("HL, Inc. ")(1); Chairman
                                                                   of the Board, Chief Executive Officer, Director
                                                                   and President of Hartford Life Insurance Company
                                                                   ("HLIC")(2); Chief Executive Officer, Manager and
                                                                   President of HL Investment Advisors, LLC(3) and
                                                                   Hartford Financial Services Group, LLC ("The
                                                                   Hartford")(4); and Director of Hartford
                                                                   Administrative Services Company ("HASCO")(5)

John C. Walters           Executive Vice President and Manager     Director, Executive Vice President of HLIC;
                                                                   Manager and Executive Vice President HL
                                                                   Investment Advisors, LLC and President of US
                                                                   Wealth Management at HL, Inc.

Colleen B. Pernerewski    Chief Investment Advisor and             Chief Compliance Officer of Separate Accounts of
                          Compliance Officer                       HLIC and Compliance Officer of HL Investment
                                                                   Advisors, LLC

David M. Znamierowski     Executive Vice President and Chief       Director and President of Hartford Investment
                          Investment Officer                       Management Company ("Hartford Investment
                                                                   Management") (6), Chief Investment Officer and
                                                                   Executive Vice President of HL, Inc. and The
                                                                   Hartford; Chief Investment Officer, Director and
                                                                   Executive Vice President of HLIC; Chief
                                                                   Investment Officer, Manager and Executive Vice
                                                                   President of HL Investment Advisors, LLC; and
                                                                   Chief Investment Officer of HASCO.

Robert M. Arena           Senior Vice President                    Chief Executive Officer and Senior Vice President
                                                                   of HASCO and Senior Vice President of HLIC and HL
                                                                   Investment Advisors, LLC

John N. Giamalis          Senior Vice President and Treasurer      Senior Vice President and Treasurer of HL Inc.,
                                                                   The Hartford, HASCO, HL, Inc., and HL Investment
                                                                   Advisors and Treasurer of Hartford Investment
                                                                   Management

Christopher J. Hanlon     Senior Vice President                    Senior Vice President of Hartford Investment
                                                                   Management and HLIC

William H. Davison, Jr.   Senior Vice President                    Director and Managing Director of Hartford
                                                                   Investment Management and Senior Vice President
                                                                   of HL Investment Advisors, LLC

Hugh T. Whelan            Senior Vice President                    Executive Vice President of Hartford Investment
                                                                   Management

Richard G. Costello       Vice President and Secretary             Vice President and Secretary of The Hartford,
                                                                   HASCO, HL Inc., HLIC, HL Investment Advisors, LLC

Edward C. Caputo          Vice President                           Assistant Vice President of Hartford Investment
                                                                   Management

Thomas D. Jones           Vice President                           Vice President of HLIC and HL Investment
                                                                   Advisors, LLC

Edward P. Macdonald       Vice President and Chief Legal Officer   Vice President and Chief Legal Officer of HL
                                                                   Investment Advisors, LLC

Kenneth A. McCullum       Senior Vice President                    Senior Vice President and Actuary of HLIC

Vernon J. Meyer           Vice President                           Vice President of HLIC and HL Investment
                                                                   Advisors, LLC

Tamara L. Fagely          Controller                               Chief Financial Officer and Vice President of
                                                                   HASCO and Vice President of HLIC

Todd G. Picken            Assistant Vice President and Assistant   Assistant Treasurer and Assistant Vice President
                          Treasurer                                of HLIC, HL Inc., The Hartford, HASCO and HL
                                                                   Investment Advisors, LLC

Elizabeth L. Schroeder    Assistant Vice President                 Assistant Vice President of HLIC and HL
                                                                   Investment Advisors, LLC

(1) The principal business address for HL, Inc. is 200 Hopmeadow Street, Simsbury, CT 06089.

(2) The principal business address for HLIC is 200 Hopmeadow Street, Simsbury, CT 06089.

(3) The principal business address for HL Investment Advisors, LLC is 200 Hopmeadow Street, Simsbury, CT 06089.

(4) The principal business address for The Hartford is Hartford Plaza, Hartford, CT 06115.

(5) The principal business address for HASCO is 500 Bielenberg Drive, Woodbury, MN 55125.

(6) The principal business address for Hartford Investment Management is 55 Farmington Avenue, Hartford, CT 06105.

Item 27. Principal Underwriters

     Hartford Investment Financial Services, LLC ("HIFSCO") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HIFSCO is also the principal underwriter for The Hartford Mutual Funds, Inc.

The directors and principal officers of HIFSCO and their position with the Registrant are set forth below:

Name and Principal Business                                                            Position and Offices with
          Address                   Positions and Offices with Underwriter                    Registrant
---------------------------         --------------------------------------             -------------------------
Thomas M. Marra(1)            President and Chief Executive Officer and Manager   Director

John C. Walters(1)            Executive Vice President and Manager                Vice President

Colleen B. Pernerewski(1)     Chief Investment Advisor and Compliance Officer     None

David M. Znamierowski(2)      Executive Vice President and Chief Investment       President, Chief Executive Officer
                              Officer                                             and Director

Robert M. Arena               Senior Vice President                               Vice President

John N. Giamalis(3)           Senior Vice President and Treasurer                 None

Christopher J. Hanlon(2)      Senior Vice President                               None

William H. Davison, Jr.(2)    Senior Vice President                               None

Hugh T. Whelan(2)             Senior Vice President                               None

Richard G. Costello(3)        Vice President and Secretary                        None

Edward C. Caputo(2)           Vice President                                      None

Thomas D. Jones(1)            Vice President                                      Vice President and Chief
                                                                                  Compliance Officer

Edward P. Macdonald(1)        Vice President and Chief Legal Officer              Vice President, Secretary and
                                                                                  Chief Legal Officer

Kenneth A. McCullum(1)        Vice President                                      None

Vernon J. Meyer(1)            Vice President                                      Vice President

Name and Principal Business                                                            Position and Offices with
          Address                   Positions and Offices with Underwriter                    Registrant
---------------------------         --------------------------------------             -------------------------
Tamara L. Fagely(4)           Controller                                          Vice President, Treasurer and
                                                                                  Controller

Todd G. Picken(3)             Assistant Vice President and Assistant Treasurer    None

Elizabeth L. Schroeder(1)     Assistant Vice President                            None

(1)  The principal business address is 200 Hopmeadow Street, Simsbury, CT 06089.

(2)  The principal business address is 55 Farmington Avenue, Hartford, CT 06105.

(3)  The principal business address is 690 Asylum Avenue, Hartford, CT 06115.

(4)  The principal business address is 500 Bielenberg Drive, Woodbury, MN 55125.

Item 28. Location of Accounts and Records

     Books or other documents required to be maintained by the Registrant by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 and the Registrant's transfer agent, Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, Minnesota 55125. Registrant's financial ledgers and other corporate records are maintained at its offices at the Hartford Life Insurance Companies, 200 Hopmeadow Street, Simsbury, CT 06089.

Item 29. Management Services

     Not Applicable

Item 30. Undertakings

     Not Applicable

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 28th day of February, 2007.


                                        THE HARTFORD MUTUAL FUNDS II, INC.



                                        By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                        Its: President



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


              SIGNATURE                           TITLE                     DATE
              ---------                           -----                     ----


/s/ David M. Znamierowski              President and                 February 28, 2007
------------------------------------   Chief Executive Officer
David M. Znamierowski


/s/ Tamara L. Fagely                   Controller & Treasurer        February 28, 2007
------------------------------------   (Chief Accounting Officer &
Tamara L. Fagely                       Chief Financial Officer)


                  *                    Director                      February 28, 2007
------------------------------------
Lynn S. Birdsong


                  *                    Chairman of the Board         February 28, 2007
------------------------------------   and Director
Robert M. Gavin, Jr.


                  *                    Director                      February 28, 2007
------------------------------------
Duane E. Hill


                  *                    Director                      February 28, 2007
------------------------------------
Sandra S. Jaffee



                  *                    Director                      February 28, 2007
------------------------------------
William P. Johnston


                  *                    Director                      February 28, 2007
------------------------------------
Lemma W. Senbet


                   *                   Director                      February 28, 2007
------------------------------------
Thomas M. Marra


                  *                    Director                      February 28, 2007
------------------------------------
Phillip O. Peterson


                  *                    Director                      February 28, 2007
------------------------------------
Lowndes A. Smith


/s/ Edward P. Macdonald                                              February 28, 2007
------------------------------------
* By Edward P. Macdonald
  Attorney-in-fact


*    Pursuant to Power of Attorney filed herewith

                                  EXHIBIT INDEX

a.       Articles of Amendment and Restatement

d.(iv) Amendment Number 1 to Investment Sub-Advisory Agreement with Wellington Management Company, LLP

g.       Form of Master Custodian Contract

i.       Opinion and Consent of Counsel

j.       Consent of Independent Registered Public Accounting Firm

m.       Rule 12b-1 Plan of Distribution

n.       Rule 18f-3 Plan

p.(i) Code of Ethics of HL Investment Advisors, LLC, Hartford Investment Financial Services, LLC and The Hartford-Sponsored Mutual Funds

p.(ii)   Code of Ethics of Hartford Investment Management Company

q.(i)    Power of Attorney